SCHEDULE 14A
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant	☐

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SECURE AMERICA ACQUISITION CORPORATION

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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       $13,481

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SECURE AMERICA ACQUISITION CORPORATION
1005 North Glebe Road, Suite 550
Arlington, Virginia 22201

PROXY STATEMENT FOR SPECIAL MEETINGS OF
STOCKHOLDERS AND WARRANTHOLDERS
OF SECURE AMERICA ACQUISITION CORPORATION

Dear Secure America Acquisition Corporation Stockholders and Warrantholders:

You are cordially invited to attend the special meetings of Secure America Acquisition Corporation (“SAAC”) warrantholders and SAAC stockholders at 10:00 a.m. and 10:30 a.m., Eastern time, respectively, on October 28, 2009, at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., The Chrysler Center, 666 Third Avenue, 25th Floor, New York, New York 10017.

At the Special Meeting of SAAC stockholders, SAAC stockholders will be asked to consider and vote upon the following proposals:

•	The Business Combination Amendment Proposal — to approve an amendment to SAAC’s amended and restated certificate of incorporation to modify the definition of “Business Combination” to include target businesses outside of the homeland security industry, because SAAC considered and analyzed numerous companies and acquisition opportunities in the homeland security industry in its search for an attractive business combination candidate, but did not believe that any of those candidates would be as attractive to public stockholders as the proposed Acquisition (as described below), which SAAC believes is in an industry with strong growth prospects (the “Business Combination Amendment Proposal”);
•	Conversion Amendment Proposal — to approve an amendment to paragraph C of Article Sixth of SAAC’s amended and restated certificate of incorporation to provide conversion rights to holders of shares of SAAC’s common stock issued in its initial public offering (“Public Shares”), regardless of whether such holder votes for or against the business combination. If you vote “FOR” this proposal, you will be voting to provide all holders of Public Shares who vote either for or against the Acquisition (as defined below) the right to convert those shares into cash, if the Acquisition is approved, rather than limiting conversions only to those holders of Public Shares voting against the Acquisition (the “Conversion Amendment Proposal”);
•	The Preferred Capitalization Proposal — to approve an amendment to SAAC’s amended and restated certificate of incorporation to increase the number of authorized shares of SAAC’s preferred stock from 1,000,000 to 20,000,000 shares, of which 14,178,841 shares will be designated by SAAC’s board of directors as a new series of SAAC preferred stock titled Series A preferred voting stock (the “Series A Preferred Voting Stock”), which will be entitled to one vote per share and to vote as a single class with the common stock on all matters, but which will not be entitled to any liquidation preference, dividends or certain other distributions (the “Preferred Capitalization Proposal,” and together with the Business Combination Amendment Proposal and the Conversion Amendment Proposal, the “Pre-Acquisition Charter Amendment Proposals”);
•	The Acquisition Proposal — to approve a business combination (the “Acquisition”), pursuant to which, among other things, (i) SAAC will contribute cash to Ultimate Escapes Holdings, LLC, a Delaware limited liability company (“Ultimate Escapes”), in exchange for membership units of Ultimate Escapes; and (ii) the owners of Ultimate Escapes immediately prior to the Acquisition (the “UE Owners”) will be able to exchange their membership units of Ultimate Escapes for shares of common stock of SAAC, pursuant to the Contribution Agreement, dated as of September 2, 2009

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(the “Contribution Agreement”), by and among SAAC, Ultimate Resort Holdings, LLC, a Delaware limited liability company (“Ultimate Resort”), Ultimate Escapes and the member representative of Ultimate Escapes, and the Amended and Restated Operating Agreement of Ultimate Escapes to be entered into upon the consummation of the transactions contemplated by the Contribution Agreement (the “Operating Agreement”) (collectively, the “Acquisition Proposal”);
•	The Corporate Existence Amendment Proposal — to approve an amendment to SAAC’s amended and restated certificate of incorporation to delete the defined term “Termination Date” so as to change SAAC’s limited corporate existence to perpetual (the “Corporate Existence Amendment Proposal”);
•	The Common Capitalization Proposal — to approve an amendment to SAAC’s amended and restated certificate of incorporation to increase the number of authorized shares of SAAC’s common stock from 50,000,000 shares to 300,000,000 shares (the “Common Capitalization Proposal”);
•	The Charter Amendment and Restatement Proposal — to approve amendments to SAAC’s amended and restated certificate of incorporation to: (i) change the name of SAAC from “Secure America Acquisition Corporation” to “Ultimate Escapes, Inc.;” (ii) remove provisions applicable to blank check companies that will no longer be applicable to SAAC after the Acquisition; and (iii) make certain other changes that SAAC’s board of directors believes are immaterial (the “Charter Amendment and Restatement Proposal,” and together with the Corporate Existence Amendment Proposal and the Common Capitalization Proposal, the “Post-Acquisition Charter Amendment Proposals”);
•	The Director Election Proposal — to elect five persons to SAAC’s board of directors, one of whom will serve until the annual meeting to be held in 2010, two will serve until the annual meeting to be held in 2011 and two will serve until the annual meeting to be held in 2012, in each case, until their successors are duly elected and qualified (the “Director Election Proposal”);
•	The Incentive Plan Proposal — to approve the 2009 Stock Incentive Plan (the “Incentive Plan”) in connection with the Acquisition (the “Incentive Plan Proposal”); and
•	The Stockholder Adjournment Proposal — to approve a proposal to adjourn the Special Meeting of Stockholders to a later date or dates, if necessary, to permit further solicitation and voting of proxies (the “Stockholder Adjournment Proposal”).

The approval of each of the Pre-Acquisition Charter Amendment Proposals and the Post-Acquisition Charter Amendment Proposals requires the affirmative vote of a majority of the issued and outstanding shares of common stock of SAAC. The Acquisition Proposal requires the affirmative vote of a majority of the issued and outstanding Public Shares that are present in person or by proxy and are entitled to vote thereon at the Special Meeting of Stockholders. IF HOLDERS OF 30% OR MORE OF THE PUBLIC SHARES VOTE AGAINST THE ACQUISITION AND DEMAND THAT THEIR PUBLIC SHARES BE CONVERTED INTO A PRO RATA PORTION OF THE TRUST ACCOUNT IN WHICH A SUBSTANTIAL PORTION OF THE NET PROCEEDS OF SAAC’S INITIAL PUBLIC OFFERING ARE HELD, SAAC WILL NOT, PURSUANT TO THE TERMS OF ITS AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, BE PERMITTED TO CONSUMMATE THE ACQUISITION. See the section entitled, “Special Meeting of SAAC Warrantholders and Special Meeting of SAAC Stockholders — Conversion Rights,” for additional information. The approval of each of the Incentive Plan Proposal and the Stockholder Adjournment Proposal requires the affirmative vote of the holders of a majority of the shares of SAAC common stock represented in person or by proxy and entitled to vote thereon at the Special Meeting of Stockholders. The election of directors requires a plurality vote of the shares of SAAC common stock represented in person or by proxy and entitled to vote thereon at the Special Meeting of Stockholders.

At the Special Meeting of SAAC warrantholders, SAAC warrantholders will be asked to consider and vote upon the following proposals:

•	The Warrant Amendment Proposal — to amend certain terms of the warrant agreement governing the SAAC warrants in connection with the consummation of the Acquisition, which SAAC believes will increase its strategic opportunities and attractiveness to future investors by being less dilutive as

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well as providing an additional source of capital for SAAC in the future, if the warrants are exercised, including: (i) increasing the exercise price of the SAAC warrants from $5.25 to $8.80 per share; (ii) increasing the reported last sale price at which SAAC may require redemption of its warrants from $11.50 to $15.05 per share; and (iii) extending the expiration date of the SAAC warrants from October 23, 2011 to the date that is four years from the closing date of the Acquisition (the “Warrant Amendment Proposal”); and
•	The Warrantholder Adjournment Proposal — to approve a proposal to adjourn the Special Meeting of Warrantholders to a later date or dates, if necessary, to permit further solicitation and voting of proxies (the “Warrantholder Adjournment Proposal”).

Each of these proposals is more fully described in the accompanying proxy statement.

Approval of the Warrant Amendment Proposal requires the affirmative vote of the holders of a majority of the SAAC warrants outstanding as of the record date. The approval of the Warrantholder Adjournment Proposal requires the affirmative vote of a majority of the SAAC warrants represented at the Special Meeting of Warrantholders and entitled to vote thereon as of the record date. Secure America Acquisition Holdings, LLC, the holder of our sponsor warrants, has informed us that it intends to vote in favor of both proposals.

The warrantholders are not entitled to vote on any of the Pre-Acquisition Charter Amendment, the Acquisition, the Post-Acquisition Charter Amendment, the Director Election, the Incentive Plan or the Stockholder Adjournment Proposals.

SAAC’s board of directors has unanimously approved all of the above proposals and has fixed the close of business on October 13, 2009, as the record date (the “Record Date”) for the determination of stockholders and warrantholders entitled to notice of and to vote at the Special Meetings of Stockholders and Warrantholders, respectively, and at any adjournments thereof. A list of stockholders and warrantholders as of the Record Date entitled to vote at the Special Meeting of Stockholders and Warrantholders will be open to the examination of any stockholder or warrantholder, respectively, for any purpose germane to the Special Meeting during ordinary business hours for a period of ten calendar days before the Special Meeting at SAAC’s offices at 1005 North Glebe Road, Suite 550, Arlington, Virginia, 22201, and at the time and place of the Special Meeting during the duration of the Special Meeting of Stockholders and Warrantholders, respectively.

Upon the closing of the transactions contemplated by the Contribution Agreement, (a) SAAC will receive, in exchange for its cash contribution, approximately 4,717,930 membership units of Ultimate Escapes (provided that if fewer than approximately 6,225,656 shares of SAAC common stock are converted into cash or canceled based upon the settlement of forward contracts immediately following the closing, then the approximately 4,717,930 units shall increase on a one-for-one basis) such that SAAC and the UE Owners will own approximately 39.5% and 60.5%, respectively, of the issued and outstanding membership units of Ultimate Escapes; and (b) the UE Owners will be entitled to convert their membership units on a one-to-one basis into shares of SAAC common stock, in each case, assuming that: (i) the Warrant Amendment Proposal has been approved; (ii) the SAAC directors, officers and sponsor, who are collectively referred to herein as the SAAC founders, cancel, on a pro rata basis, an aggregate number of shares of SAAC common stock they acquired prior to SAAC’s initial public offering, such that they will own an aggregate of 20% of the issued and outstanding shares of SAAC common stock at the closing; and (iii) holders of less than 30% of the Public Shares vote against the Acquisition and elect to convert their shares into a portion of the cash held in the trust account. In addition, the current owners of Ultimate Escapes are eligible to receive up to an aggregate of 7,000,000 additional membership units of Ultimate Escapes, convertible on a one-to-one basis into shares of SAAC common stock upon the achievement by Ultimate Escapes of certain Adjusted EBITDA milestones, as described in the Operating Agreement.

Your Vote is Very Important.  SAAC cannot consummate the Acquisition unless: (i) the Warrant Amendment Proposal is approved by the holders of a majority of the SAAC warrants outstanding as of the Record Date; (ii) each of the Pre-Acquisition Charter Amendment Proposals is approved by holders of a majority of the issued and outstanding shares of SAAC common stock as of the Record Date; (iii) the Acquisition Proposal is approved by holders of a majority of the issued and outstanding Public Shares as of the Record Date that are present in person or by proxy and are entitled to vote thereon at the Special Meeting of

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Stockholders and less than 30% of the Public Shares vote against the Acquisition and elect to convert their Public Shares into a pro rata portion of the trust account; (iv) each of the Post-Acquisition Charter Amendment Proposals is approved by a majority of issued and outstanding shares of common stock of SAAC as of the Record Date; and (v) certain other closing conditions are met. A holder of Public Shares will receive the same amount of cash from SAAC’s trust account with respect to its shares, whether it exercises its conversion rights (regardless of whether it votes for or against the Acquisition) or receives its pro rata portion of the trust account in the event SAAC is dissolved and liquidated, subject to any reduction of the funds in the trust account due to claims of creditors. If the Acquisition is approved, in no event would any holder of Public Shares be unable to exercise its conversion rights.

Only SAAC stockholders who held SAAC common stock and SAAC warrantholders who held warrants exercisable for SAAC common stock as of October 13, 2009 will be entitled to vote at the Special Meeting of Stockholders or the Special Meeting of Warrantholders, as the case may be. Whether or not you plan to attend the Special Meeting of Stockholders or the Special Meeting of Warrantholders, please submit your proxy by phone, over the Internet, or by signing, dating and returning the enclosed proxy card in the pre-addressed postage paid envelope. If your shares or warrants are held in an account at a brokerage firm or bank, you must instruct your broker or bank on how to vote your shares, or if you wish to attend the Special Meeting of Stockholders or the Special Meeting of Warrantholders and vote in person, you must obtain a “Legal Proxy” from your broker or bank. If you do not submit your proxy or vote in person at the Special Meeting of Stockholders or the Special Meeting of Warrantholders, or if you hold your shares or warrants through a broker or bank and you do not instruct your broker how to vote your shares or warrants or obtain a proxy from your broker or bank to vote in person at the Special Meeting of Stockholders or the Special Meeting of Warrantholders, it will have the same effect as a vote against certain proposals presented to the stockholders and warrantholders, as more fully described in this proxy statement.

SAAC’s board of directors has unanimously approved the Acquisition and the other transactions contemplated by the Contribution Agreement and the Operating Agreement and unanimously recommends: (i) that SAAC stockholders vote FOR approval of each of the Pre-Acquisition Charter Amendment Proposals, FOR approval of the Acquisition Proposal, FOR approval of each of the Post-Acquisition Charter Amendment Proposals, FOR the election of the persons nominated for election as directors, FOR approval of the Incentive Plan and FOR approval of the Stockholder Adjournment Proposal; and (ii) that SAAC warrantholders vote FOR approval the Warrant Amendment Proposal and FOR approval of the Warrantholder Adjournment Proposal.

Please be aware that if the business combination is approved and completed, each holder of Public Shares who votes such shares either “FOR” or “AGAINST” the business combination may, in connection with casting such vote, elect to convert those shares to cash. A holder of Public Shares will receive the same amount of cash from SAAC’s trust account with respect to its shares, whether it exercises its conversion rights (regardless of whether it votes for or against the Acquisition) or receives its pro rata portion of the trust account in the event SAAC is dissolved and liquidated, subject to any reduction of the funds in the trust account due to claims of creditors. If the Acquisition is approved, in no event would any holder of Public Shares be unable to exercise its conversion rights.

Thank you for your participation. We look forward to your continued support.

Sincerely,

C. Thomas McMillen
Chairman and Co-Chief Executive Officer

IF YOU RETURN YOUR PROXY CARD(S) WITHOUT AN INDICATION OF HOW YOU WISH TO VOTE, YOUR SHARES OR WARRANTS, AS APPLICABLE, WILL BE VOTED IN FAVOR OF EACH OF THE APPLICABLE PROPOSALS. IN THAT EVENT, A SAAC STOCKHOLDER WILL NOT BE ELIGIBLE TO HAVE ITS SHARES CONVERTED INTO A PRO RATA PORTION OF THE TRUST ACCOUNT IN WHICH A SUBSTANTIAL PORTION OF THE NET PROCEEDS OF SAAC’S

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INITIAL PUBLIC OFFERING ARE HELD. IN ORDER TO EXERCISE ITS CONVERSION RIGHTS, A SAAC STOCKHOLDER MUST VOTE EITHER FOR OR AGAINST THE ACQUISITION PROPOSAL, SIMULTANEOUSLY DEMAND THAT SAAC CONVERT ITS SHARES INTO CASH AND TENDER ITS STOCK TO SAAC’S STOCK TRANSFER AGENT PRIOR TO THE SPECIAL MEETING OF SAAC STOCKHOLDERS. A SAAC STOCKHOLDER MAY TENDER STOCK BY EITHER DELIVERING THE STOCK CERTIFICATE TO THE TRANSFER AGENT OR BY DELIVERING THE SHARES ELECTRONICALLY THROUGH THE DEPOSITORY TRUST COMPANY DWAC SYSTEM. IF THE ACQUISITION IS NOT COMPLETED, THEN THESE SHARES WILL NOT BE CONVERTED INTO A PRO RATA PORTION OF THE TRUST ACCOUNT. IF A SAAC STOCKHOLDER HOLDS THE SHARES THROUGH A BROKERAGE FIRM OR BANK, IT MUST INSTRUCT THE ACCOUNT EXECUTIVE AT ITS BROKER OR BANK TO WITHDRAW THE SHARES FROM ITS ACCOUNT IN ORDER TO EXERCISE ITS CONVERSION RIGHTS. SEE THE SECTION ENTITLED, “ SPECIAL MEETING OF SAAC WARRANTHOLDERS AND SPECIAL MEETING OF SAAC STOCKHOLDERS — CONVERSION RIGHTS,” BEGINNING ON PAGE 63 OF THE PROXY STATEMENT FOR MORE SPECIFIC INSTRUCTIONS.

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SECURE AMERICA ACQUISITION CORPORATION
1005 North Glebe Road, Suite 550
Arlington, Virginia 22201

NOTICE OF SPECIAL MEETING OF WARRANTHOLDERS
OF SECURE AMERICA ACQUISITION CORPORATION

To Be Held On October 28, 2009

To the Warrantholders of Secure America Acquisition Corporation:

NOTICE IS HEREBY GIVEN that a Special Meeting of Warrantholders of Secure America Acquisition Corporation (“SAAC”), a Delaware corporation, will be held at 10:00 a.m. Eastern time, on October 28, 2009, at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., The Chrysler Center, 666 Third Avenue, 25th Floor, New York, New York 10017. You are cordially invited to attend the Special Meeting of Warrantholders, at which warrantholders will be asked to consider and vote upon the following proposals, which are more fully described in the enclosed proxy statement:

•	The Warrant Amendment Proposal — to consider and vote upon a proposal to amend the warrant agreement, dated as of October 23, 2007, between SAAC and Continental Stock Transfer & Trust Company (the “Warrant Agreement”), which governs the terms of all of SAAC’s outstanding warrants (including those held by SAAC’s sponsor that were issued in the private offering consummated immediately prior to SAAC’s initial public offering), in connection with the consummation of a proposed business combination pursuant to which, among other things, (i) SAAC will contribute a minimum of $20 million to Ultimate Escapes Holdings, LLC, a Delaware limited liability company (“Ultimate Escapes”), in exchange for membership units of Ultimate Escapes; and (ii) the owners of Ultimate Escapes immediately prior to the Acquisition will be able to exchange their membership units of Ultimate Escapes for shares of common stock of SAAC, pursuant to the Contribution Agreement, dated as of September 2, 2009 (the “Contribution Agreement”), by and among SAAC, Ultimate Resort Holdings, LLC, a Delaware limited liability company (“Ultimate Resort”), Ultimate Escapes and the member representative of Ultimate Escapes, and the Amended and Restated Operating Agreement of Ultimate Escapes to be entered into upon the consummation of the transactions contemplated by the Contribution Agreement (the “Operating Agreement”). The amendments to the Warrant Agreement (the “Warrant Amendment”), which SAAC believes will increase its strategic opportunities and attractiveness to future investors by being less dilutive as well as providing an additional source of capital for SAAC in the future if the warrants are exercised, would provide that: (i) the exercise price of the SAAC warrants be increased from $5.25 to $8.80 per share; (ii) the reported last sale price at which SAAC may require redemption of its warrants be increased from $11.50 to $15.05 per share; and (iii) the expiration date of the SAAC warrants be extended from October 23, 2011 to the date that is four years from the closing date of the transactions contemplated by the Contribution Agreement (the “Warrant Amendment Proposal”);
•	The Warrantholder Adjournment Proposal — to consider and vote upon a proposal to adjourn the Special Meeting of Warrantholders to a later date or dates, if necessary, to permit further solicitation and voting of proxies if, based upon the tabulated vote at the time of the Special Meeting of Warrantholders, there are not sufficient votes to approve the amendment to the Warrant Agreement (the “Warrantholder Adjournment Proposal”); and
•	Such other procedural matters as may properly come before the Special Meeting of Warrantholders or any adjournment or postponement thereof.

After careful consideration, SAAC’s board of directors has unanimously determined that the Warrant Amendment is fair to and in the best interests of SAAC and its warrantholders and unanimously recommends that SAAC warrantholders vote FOR the Warrant Amendment Proposal and FOR the Warrantholder Adjournment Proposal.

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These items of business are described in the enclosed proxy statement, which you are encouraged to read in its entirety before voting. Only holders of record of SAAC warrants at the close of business on October 13, 2009 are entitled to notice of the Special Meeting of Warrantholders and to vote and have their votes counted at the Special Meeting of Warrantholders and any adjournments or postponements of the Special Meeting of Warrantholders.

All SAAC warrantholders are cordially invited to attend the Special Meeting of Warrantholders in person. To ensure your representation at the Special Meeting of Warrantholders, however, you are urged to promptly submit your proxy by phone, over the Internet, or by signing, dating and returning the enclosed proxy card as soon as possible. If you are a holder of record of SAAC warrants, you may also cast your vote in person at the Special Meeting of Warrantholders. If your warrants are held in an account at a brokerage firm or bank, you must instruct your broker or bank on how to vote your warrants or, if you wish to attend the Special Meeting of Warrantholders and vote in person, obtain a “Legal Proxy” from your broker or bank. If you do not submit your proxy or vote in person at the Special Meeting of Warrantholders, or if you hold your warrants through a broker or bank, if you do not instruct your broker how to vote your warrants or obtain a proxy from your broker or bank to vote in person at the Special Meeting of Warrantholders, it will have the same effect as a vote against the Warrant Amendment Proposal.

A complete list of SAAC warrantholders of record entitled to vote at the Special Meeting of Warrantholders will be available for ten days before the Special Meeting of Warrantholders at the principal executive offices of SAAC for inspection by warrantholders during ordinary business hours for any purpose germane to the Special Meeting of Warrantholders.

As of the record date for the Special Meeting of Warrantholders, Secure America Acquisition Holdings, LLC, an affiliate of SAAC’s directors and officers and their affiliates, owned an aggregate of approximately 17% of the outstanding warrants of SAAC. This warrantholder has agreed to vote its sponsor warrants in favor of the proposals presented at the Special Meeting of Warrantholders.

Your vote is important regardless of the number of warrants you own. Whether you plan to attend the Special Meeting of Warrantholders or not, please read the enclosed proxy statement carefully and promptly submit your proxy by phone, over the Internet, or by signing, dating and returning the enclosed proxy card as soon as possible in the envelope provided. If your warrants are held in “street name” or are in a margin or similar account, you should contact your broker or bank to ensure that votes related to the warrants you beneficially own are properly counted. Voting via the Internet is a valid proxy voting method under the laws of the State of Delaware (SAAC’s state of incorporation).

Thank you for your participation. We look forward to your continued support.

October 16, 2009	By Order of the Board of Directors,
C. Thomas McMillen Chairman and Co-Chief Executive Officer

IF YOU RETURN YOUR PROXY CARDS WITHOUT AN INDICATION OF HOW YOU WISH TO VOTE, YOUR WARRANTS WILL BE VOTED IN FAVOR OF EACH OF THE PROPOSALS. IF THE ACQUISITION IS NOT COMPLETED AND SAAC DOES NOT COMPLETE AN INITIAL BUSINESS COMBINATION PRIOR TO OCTOBER 29, 2009, YOUR WARRANTS WILL EXPIRE WORTHLESS.

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SECURE AMERICA ACQUISITION CORPORATION
1005 North Glebe Road, Suite 550
Arlington, Virginia 22201

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
OF SECURE AMERICA ACQUISITION CORPORATION

To Be Held On October 28, 2009

To the Stockholders of Secure America Acquisition Corporation:

NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of Secure America Acquisition Corporation (“SAAC”), a Delaware corporation, will be held at 10:30 a.m. Eastern time, on October 28, 2009, at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., The Chrysler Center, 666 Third Avenue, 25th Floor, New York, New York 10017. You are cordially invited to attend the Special Meeting of Stockholders, at which stockholders will be asked to consider and vote upon the following proposals, which are more fully described in the enclosed proxy statement:

•	The Business Combination Amendment Proposal — to approve an amendment to SAAC’s amended and restated certificate of incorporation to modify the definition of “Business Combination” to include target businesses outside of the homeland security industry, because SAAC considered and analyzed numerous companies and acquisition opportunities in the homeland security industry in its search for an attractive business combination candidate, but did not believe that any of those candidates would be as attractive to public stockholders as the proposed Acquisition (as described below), which SAAC believes is in an industry with strong growth prospects (the “Business Combination Amendment Proposal”);
•	Conversion Amendment Proposal — to approve an amendment to paragraph C of Article Sixth of SAAC’s amended and restated certificate of incorporation to provide conversion rights to holders of shares of SAAC’s common stock issued in its initial public offering (“Public Shares”), regardless of whether such holder votes for or against the business combination. If you vote “FOR” this proposal, you will be voting to provide all holders of Public Shares who vote either for or against the Acquisition (as defined below) the right to convert those shares into cash, if the Acquisition is approved, rather than limiting conversions only to those holders of Public Shares voting against the Acquisition (the “Conversion Amendment Proposal”);
•	The Preferred Capitalization Proposal — to approve an amendment to SAAC’s amended and restated certificate of incorporation to increase the number of authorized shares of SAAC’s preferred stock from 1,000,000 to 20,000,000 shares, of which 14,178,841 shares will be designated by SAAC’s board of directors as a new series of SAAC preferred stock titled Series A preferred voting stock (the “Series A Preferred Voting Stock”), which will be entitled to one vote per share and to vote as a single class with the common stock on all matters, but which will not be entitled to any liquidation preference, dividends or certain other distributions (the “Preferred Capitalization Proposal,” and together with the Business Combination Amendment Proposal and the Conversion Amendment Proposal, the “Pre-Acquisition Charter Amendment Proposals”);
•	The Acquisition Proposal — to approve a business combination (the “Acquisition”) pursuant to which, among other things, (i) SAAC will contribute cash to Ultimate Escapes Holdings, LLC, a Delaware limited liability company (“Ultimate Escapes”), in exchange for membership units of Ultimate Escapes; and (ii) the owners of Ultimate Escapes immediately prior to the Acquisition will be able to exchange their membership units of Ultimate Escapes for shares of common stock of SAAC, pursuant to the Contribution Agreement, dated as of September 2, 2009 (the “Contribution Agreement”), by and among SAAC, Ultimate Resort Holdings, LLC, a Delaware limited liability company (“Ultimate Resort”), Ultimate Escapes and the member representative of Ultimate Escapes, and the Amended and Restated Operating Agreement of Ultimate Escapes to be entered into upon the consummation of the transactions contemplated by the Contribution Agreement (the “Operating Agreement”) (collectively, the “Acquisition Proposal”);

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•	The Corporate Existence Amendment Proposal — to approve an amendment to SAAC’s amended and restated certificate of incorporation to delete the defined term “Termination Date” so as to change SAAC’s limited corporate existence to perpetual (the “Corporate Existence Amendment Proposal”);
•	The Common Capitalization Proposal — to approve an amendment to SAAC’s amended and restated certificate of incorporation to increase the number of authorized shares of SAAC’s common stock from 50,000,000 shares to 300,000,000 shares (the “Common Capitalization Proposal”);
•	The Charter Amendment and Restatement Proposal — to approve amendments to SAAC’s amended and restated certificate of incorporation to: (i) change the name of SAAC from “Secure America Acquisition Corporation” to “Ultimate Escapes, Inc.;” (ii) remove provisions applicable to blank check companies that will no longer be applicable to SAAC after the Acquisition; and (iii) make certain other changes that SAAC’s board of directors believes are immaterial (the “Charter Amendment and Restatement Proposal,” and together with the Corporate Existence Amendment Proposal and the Common Capitalization Proposal, the “Post-Acquisition Charter Amendment Proposals”);
•	The Director Election Proposal — to elect five persons to SAAC’s board of directors, one of whom will serve until the annual meeting to be held in 2010, two will serve until the annual meeting to be held in 2011 and two will serve until the annual meeting to be held in 2012, in each case, until their successors are duly elected and qualified (the “Director Election Proposal”);
•	The Incentive Plan Proposal — to approve the 2009 Stock Incentive Plan (the “Incentive Plan”) in connection with the Acquisition (the “Incentive Plan Proposal”);
•	The Stockholder Adjournment Proposal — to approve a proposal to adjourn the Special Meeting of Stockholders to a later date or dates, if necessary, to permit further solicitation and voting of proxies (the “Stockholder Adjournment Proposal”); and
•	Such other procedural matters as may properly come before the Special Meeting of Stockholders or any adjournment or postponement thereof.

After careful consideration, SAAC’s board of directors has unanimously determined that the Contribution Agreement, the Operating Agreement and the transactions contemplated thereby are fair to and in the best interests of SAAC and its stockholders and unanimously recommends that SAAC stockholders vote FOR each of the Pre-Acquisition Charter Amendment Proposals, FOR the Acquisition Proposal, FOR each of the Post-Acquisition Charter Amendment Proposals, FOR the election of the persons nominated for election as directors, FOR the Incentive Plan Proposal and FOR the Stockholder Adjournment Proposal.

Please be aware that if the business combination is approved and completed, each holder of Public Shares who votes such shares either “FOR” or “AGAINST” the business combination may, in connection with casting such vote, elect to convert those shares to cash. A holder of Public Shares will receive the same amount of cash from SAAC’s trust account with respect to its shares, whether it exercises its conversion rights (regardless of whether it votes for or against the Acquisition) or receives its pro rata portion of the trust account in the event SAAC is dissolved and liquidated, subject to any reduction of the funds in the trust account due to claims of creditors. If the Acquisition is approved, in no event would any holder of Public Shares be unable to exercise its conversion rights.

These items of business are described in the enclosed proxy statement, which you are encouraged to read in its entirety before voting. Only holders of record of SAAC common stock at the close of business on October 13, 2009 are entitled to notice of the Special Meeting of Stockholders, to vote and have their votes counted at the Special Meeting of Stockholders, and any adjournments or postponements of the Special Meeting of Stockholders.

All SAAC stockholders are cordially invited to attend the Special Meeting of Stockholders in person. To ensure your representation at the Special Meeting of Stockholders, however, you are urged to submit your proxy by phone, over the Internet, or by signing, dating and returning the enclosed proxy card as soon as

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possible. If you are a stockholder of record of SAAC common stock, you may also cast your vote in person at the Special Meeting of Stockholders. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank on how to vote your shares, or if you wish to attend the Special Meeting of Stockholders and vote in person, you must obtain a “Legal Proxy” from your broker or bank. If you do not submit your proxy or vote in person at the Special Meeting of Stockholders, or if you hold your shares through a broker or bank and you do not instruct your broker how to vote your shares or obtain a proxy from your broker or bank to vote in person at the Special Meeting of Stockholders, it will have the same effect as a vote against the approval of each of the Pre-Acquisition Charter Amendment Proposals, against the approval of the Acquisition Proposal and against the approval of each of the Post-Acquisition Charter Amendment Proposals.

A complete list of SAAC stockholders of record entitled to vote at the Special Meeting of Stockholders will be available for ten days before the Special Meeting of Stockholders at the principal executive offices of SAAC for inspection by stockholders during ordinary business hours for any purpose germane to the Special Meeting of Stockholders.

As of the record date for the Special Meeting, SAAC’s initial stockholders, including its sponsor, all of its directors and officers and their respective affiliates, owned an aggregate of approximately 20% of the issued and outstanding shares of SAAC common stock, referred to herein as the founder shares. Pursuant to letter agreements entered into by SAAC, the representative of the underwriters in SAAC’s initial public offering and each of these stockholders, all of these stockholders have agreed to vote their founder shares in the same manner as the holders of a majority of the Public Shares with respect to the Acquisition Proposal and any shares acquired after SAAC’s initial public offering in favor of the Acquisition Proposal.

Your vote is important regardless of the number of shares you own. Whether you plan to attend the Special Meeting of Stockholders or not, please read the enclosed proxy statement carefully and promptly submit your proxy by phone, over the Internet, or by signing, dating and returning the enclosed proxy card as soon as possible in the envelope provided. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker or bank to ensure that votes related to the shares you beneficially own are properly counted. Voting via the Internet is a valid proxy voting method under the laws of the State of Delaware (SAAC’s state of incorporation).

Thank you for your participation. We look forward to your continued support.

October 16, 2009	By Order of the Board of Directors,
C. Thomas McMillen Chairman and Co-Chief Executive Officer

IF YOU RETURN YOUR PROXY CARD(S) WITHOUT AN INDICATION OF HOW YOU WISH TO VOTE, YOUR SHARES WILL BE VOTED IN FAVOR OF EACH OF THE PROPOSALS AND YOU WILL NOT BE ELIGIBLE TO HAVE YOUR SHARES CONVERTED INTO A PRO RATA PORTION OF THE TRUST ACCOUNT IN WHICH A SUBSTANTIAL PORTION OF THE NET PROCEEDS OF SAAC’S INITIAL PUBLIC OFFERING ARE HELD. IN ORDER TO EXERCISE YOUR CONVERSION RIGHTS, YOU MUST VOTE EITHER FOR OR AGAINST THE ACQUISITION PROPOSAL, SIMULTANEOUSLY DEMAND THAT SAAC CONVERT YOUR SHARES INTO CASH AND TENDER YOUR STOCK TO SAAC’S STOCK TRANSFER AGENT PRIOR TO THE SPECIAL MEETING OF SAAC STOCKHOLDERS. YOU MAY TENDER YOUR STOCK BY EITHER DELIVERING YOUR STOCK CERTIFICATE TO THE TRANSFER AGENT OR BY DELIVERING YOUR SHARES ELECTRONICALLY THROUGH THE DEPOSITORY TRUST COMPANY DWAC SYSTEM. IF THE ACQUISITION IS NOT COMPLETED, THEN THESE SHARES WILL NOT BE CONVERTED INTO CASH. IF YOU HOLD THE SHARES THROUGH A BROKERAGE FIRM OR BANK, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BROKER OR BANK TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR CONVERSION RIGHTS. SEE THE SECTION ENTITLED, “ SPECIAL MEETING OF SAAC WARRANTHOLDERS AND SPECIAL MEETING OF SAAC STOCKHOLDERS — CONVERSION RIGHTS,” BEGINNING ON PAGE 63 OF THE PROXY STATEMENT FOR MORE SPECIFIC INSTRUCTIONS.

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Important Notice Regarding the Availability of Proxy Materials for
Secure America Acquisition Corporation’s Special Meeting of Warrantholders and
Special Meeting of Stockholders on October 28, 2009.

The Secure America Acquisition Corporation Proxy Statement is available online at www.sec.gov.

Please do not return the enclosed paper ballot if you are
voting over the Internet or by telephone.

VOTE BY INTERNET	VOTE BY TELEPHONE
http://continentalstock.com	(866) 894-0537
24 hours a day/7 days a week	24 hours a day/7 days a week
Use the Internet to transmit your voting instructions and for electronic delivery of information. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.	Use any touch-tone telephone to transmit your voting instructions. Have your proxy card in hand when you call and then follow the instructions.

Proxies submitted by Internet or telephone must be received the day before the Special Meeting, October 27, 2009. Your cooperation is appreciated since a majority of the shares of common stock must be represented, either in person or by proxy, to constitute a quorum for the conduct of business.

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PROXY STATEMENT FOR SPECIAL MEETINGS OF
STOCKHOLDERS AND WARRANTHOLDERS
OF SECURE AMERICA ACQUISITION CORPORATION

The board of directors of Secure America Acquisition Corporation (“SAAC”) has unanimously approved a business combination (the “Acquisition”) pursuant to which, among other things, (i) SAAC will contribute a minimum of $20 million (or possibly less, but in no event less than $10 million, depending on how many shares are converted or purchased by SAAC, as discussed elsewhere in this proxy statement) to Ultimate Escapes Holdings, LLC, a Delaware limited liability company (“Ultimate Escapes”), in exchange for membership units of Ultimate Escapes; and (ii) the owners of Ultimate Escapes immediately prior to the Acquisition (the “UE Owners”) will be able to exchange their membership units of Ultimate Escapes for shares of common stock of SAAC, pursuant to the Contribution Agreement, dated as of September 2, 2009 (the “Contribution Agreement”), by and among SAAC, Ultimate Resort Holdings, LLC, a Delaware limited liability company (“Ultimate Resort”), Ultimate Escapes and the member representative of Ultimate Escapes, and the Amended and Restated Operating Agreement of Ultimate Escapes to be entered into upon the consummation of the transactions contemplated by the Contribution Agreement (the “Operating Agreement”).

In connection with the Acquisition, SAAC is seeking to amend the terms of the warrant agreement governing the warrants exercisable for shares of SAAC common stock (the “Warrant Agreement”) in order to: (i) increase the exercise price of the SAAC warrants from $5.25 to $8.80 per share; (ii) increase the reported last sale price at which SAAC may require redemption of its warrants from $11.50 to $15.05 per share; and (iii) extend the expiration date of the SAAC warrants from October 23, 2011 to the date that is four years from the closing date of the Acquisition (the “Warrant Amendment Proposal”). The approval of the Warrant Amendment Proposal is a condition to the consummation of the Acquisition.

Upon the closing of the transactions contemplated by the Contribution Agreement, (a) SAAC will receive approximately 4,717,930 membership units of Ultimate Escapes, assuming a contribution of $20 million and the maximum number of conversions and forward contracts (provided that, if fewer than approximately 6,225,656 shares of SAAC common stock are converted into cash or canceled based upon the settlement of forward contracts immediately following the closing, then the approximately 4,717,930 units shall increase on a one-for-one basis), such that SAAC and the UE Owners will own approximately 39.5% and 60.5%, respectively, of the issued and outstanding membership units of Ultimate Escapes, and (b) holders of Ultimate Escapes membership units will be entitled to convert their membership units on a one-to-one basis into shares of SAAC common stock. Of the $30 million expected to be left with SAAC, at least $20 million will be contributed to Ultimate Escapes. It is possible that Ultimate Escapes may agree to a cash contribution of less than $20 million (in which case SAAC would receive fewer membership units of Ultimate Escapes), but in no event would such amount be less than $10 million. If SAAC contributed $10 million in cash, then it would receive approximately 3,367,950 units, such that SAAC and the UE Owners would own approximately 31.9% and 68.1%, respectively, of the issued and outstanding membership units of Ultimate Escapes. In addition, the UE Owners will be eligible to receive up to an aggregate of 7,000,000 additional membership units of Ultimate Escapes, convertible on a one-to-one basis into shares of SAAC common stock, upon the achievement by Ultimate Escapes of certain Adjusted EBITDA milestones set forth in the Operating Agreement.

The closing of the Acquisition is conditioned upon the following: (i) the Warrant Amendment Proposal has been approved; (ii) the SAAC directors, officers and sponsor, who are collectively referred to herein as the SAAC founders, cancel, on a pro rata basis, an aggregate number of shares of SAAC common stock they acquired prior to SAAC’s initial public offering, such that they will own an aggregate of 20% of the issued and outstanding shares of SAAC common stock at the closing, in accordance with the terms of letter agreements entered into between the SAAC founders and SAAC on August 31, 2009; (iii) holders of less than 30%

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of the Public Shares vote against the Acquisition and elect to convert their shares into a portion of the cash held in the trust account; and (iv) certain other conditions as set forth in the Contribution Agreement.

SAAC’s units, common stock and warrants are currently traded on the NYSE Amex under the symbols HLD.U, HLD and HLD.WS, respectively. On October 14, 2009, the closing prices of SAAC’s units, common stock and warrants were $7.93, $7.92 and $0.09, respectively.

SAAC is providing this proxy statement and accompanying proxy cards to its stockholders and warrantholders in connection with the solicitation of proxies to be voted at the Special Meetings of SAAC stockholders and SAAC warrantholders, respectively, and at any adjournments or postponements of the Special Meetings. Whether or not you plan to attend the Special Meetings, we urge you to read this material carefully. You should carefully consider the matters discussed under the heading “Risk Factors” beginning on page 38 of the proxy statement.

Neither the Securities and Exchange Commission nor any other regulatory body has approved or disapproved of these securities or passed upon the accuracy or adequacy of this proxy statement. Any representation to the contrary is a criminal offense.

SAAC consummated its initial public offering, or IPO, on October 29, 2007. SunTrust Robinson Humphrey, as representative of itself, Morgan Joseph & Co., Inc., GunnAllen Financial and Maxim Group LLC, acted as lead manager for the IPO. Such underwriters may provide assistance to SAAC, Ultimate Escapes and their respective directors and executive officers and may therefore be deemed to be participants in the solicitation of proxies. SunTrust Robinson Humphrey is entitled to receive a fee of $350,000 and Morgan Joseph is entitled to receive a fee of $1,895,000 upon consummation of the Acquisition, plus certain additional contingent payments described in more detail elsewhere in this proxy statement (as to Morgan Joseph, the “Advisory Fee”). In addition, upon the consummation of the Acquisition, Maxim Group and JMP Securities, LLC, are entitled to receive a fee of $400,000 and $500,000, respectively, as well as fees, along with the underwriters in SAAC’s IPO, from a bonus pool established by SAAC that is equal to 4% of the total amount of funds raised or retained by such financial advisors (excluding any funds raised or retained by SAAC or Ultimate Escapes), plus $800,000 to be contributed by Morgan Joseph by way of a deduction from its Advisory Fee (the “Bonus Pool”). The Bonus Pool will be funded, in part, by the deferred underwriting discounts and commissions relating to SAAC’s IPO that are held in its trust account, which the underwriters of SAAC’s IPO have agreed to release to the Bonus Pool, to the extent such fees have not been reduced by distributions to converting stockholders. Assuming the financial advisors raise or retain $30,000,000, and the number of holders of Public Shares who elect to convert their shares or whose shares are otherwise repurchased immediately following the Acquisition is 6,225,656, the maximum number that enables SAAC to pay its transaction expenses (including amounts payable to financial advisors to the extent not funded by the underwriters deferred underwriting discounts and commissions) and make a $20,000,000 cash contribution to Ultimate Escapes, such Bonus Pool would equal $2,000,000. In the event SAAC would need to reduce its $20,000,000 contribution to Ultimate Escapes due to additional conversions and/or repurchases (which, in no event, would be less than $10,000,000), then SAAC would consummate the Acquisition only if it could negotiate a reduction of all fees payable to the financial advisors to such a level that would allow SAAC to make a minimum $10,000,000 contribution to Ultimate Escapes and convert all Public Shares as requested by their holders. If the Acquisition is not consummated and SAAC is required to liquidate, none of the financial advisors will receive any of their fixed fees or fees from the Bonus Pool. Stockholders are advised that the underwriters have a financial interest in the successful outcome of the proxy solicitation.

This proxy statement is dated October 16, 2009 and is first being mailed to SAAC stockholders and SAAC warrantholders on or about October 16, 2009.

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SECURE AMERICA ACQUISITION CORPORATION

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ANNEXES

Annex A	Contribution Agreement
Annex B	Form of Amended and Restated Operating Agreement
Annex C	Form of Indemnification and Escrow Agreement
Annex D	Form of Pre-Acquisition Amendment to Amended and Restated Certificate of Incorporation
Annex E	Form of Amendment to SAAC’s Amended and Restated Certificate of Incorporation
Annex F	Form of SAAC’s Second Amended and Restated Certificate of Incorporation
Annex G	Form of 2009 Stock Incentive Plan
Annex H	Form of Amendment No. 1 to the Warrant Agreement
Annex I	Form of Voting Agreement
Annex J	Letter Agreement between SAAC, Ultimate Resort and Certain Stockholders of SAAC Regarding Cancellation of Initial Shares
Annex K	Form of Registration Rights Agreement
Annex L	Opinion of Greenberg Traurig, LLP

Trademarks, Trade Names and Service Marks

Ultimate Escapes owns trademarks that are used in conjunction with the operation of its business. The trademarks Ultimate Escapes®, Ultimate Resort®, Private Escapes®, Elite ClubTM, Signature ClubTM, Premiere ClubTM, the Ultimate Collection® and Ultimate DiscoveryTM, which are included in this proxy statement, are registered, or have applications for registration pending, in the United States.

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QUESTIONS AND ANSWERS ABOUT THE PROPOSALS
FOR SAAC WARRANTHOLDERS AND STOCKHOLDERS

The following questions and answers briefly address some commonly asked questions about the proposals to be presented at the SAAC Special Meeting of Warrantholders and the SAAC Special Meeting of Stockholders, including the proposed transaction. The following questions and answers may not include all the information that is important to warrantholders and stockholders of SAAC. We urge warrantholders and stockholders to read carefully this entire proxy statement, including the annexes and the other documents referred to herein.

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Unless the context requires otherwise, in this proxy statement, “Ultimate Escapes” refers to Ultimate Escapes Holdings, LLC and its subsidiaries, and references to “SAAC,” “the Company,” “we,” “us” or “our” refer to Secure America Acquisition Corporation.

In addition, references to “membership units” refer to the ownership of interests in Ultimate Escapes, and do not imply membership in Ultimate Escapes’ clubs.

Q.	Why am I receiving this proxy statement?

A.  SAAC has entered into the Contribution Agreement pursuant to which, among other things, SAAC will receive approximately 4,717,930 membership units of Ultimate Escapes, assuming a contribution of $20 million and the maximum number of conversions and forward contracts (which units will increase, on a one-for-one basis, to the extent that fewer than approximately 6,225,656 shares of SAAC common stock are converted into cash or canceled based upon the settlement of forward contracts immediately following the closing) and, of the $30 million expected to be left with SAAC, at least $20 million will be contributed to Ultimate Escapes. It is possible that Ultimate Escapes may agree to a cash contribution of less than $20 million (in which case SAAC would receive fewer membership units of Ultimate Escapes), but in no event would such amount be less than $10 million. If SAAC contributed $10 million in cash, then it would receive approximately 3,367,950 units, such that SAAC and the UE Owners would own approximately 31.9% and 68.1%, respectively, of the issued and outstanding membership units of Ultimate Escapes. After the closing of such transactions, Ultimate Escapes will be governed by the Operating Agreement, pursuant to which members of Ultimate Escapes will also be able to exchange their membership units of Ultimate Escapes for shares of common stock of SAAC. A copy of each of the Contribution Agreement and the form of Operating Agreement is attached to this proxy statement as Annexes A and B, respectively. You are encouraged to read this proxy statement, including all of the annexes hereto, in its entirety.

Warrantholders are being asked to consider and vote upon the Warrant Amendment Proposal to approve the following amendments to the warrant agreement governing all of SAAC’s outstanding warrants, including the sponsor warrants, referred to herein as the Warrant Amendment Proposal, which SAAC believes will increase its strategic opportunities and attractiveness to future investors by being less dilutive as well as providing an additional source of capital for SAAC in the future, if the warrants are exercised: (i) to increase the exercise price of the SAAC warrants from $5.25 to $8.80 per share; (ii) to increase the reported last sale price at which SAAC may require redemption of its warrants from $11.50 to $15.05 per share; and (iii) to extend the expiration date of the SAAC warrants from October 23, 2011 to the date that is four years from the closing date of the Acquisition. The form of the amendment to the Warrant Agreement is attached to this proxy statement as Annex H. This is referred to herein as the Warrant Amendment.

Stockholders are being asked to consider and vote upon a proposal to amend SAAC’s amended and restated certificate of incorporation to modify the definition of “Business Combination” to include target businesses outside of the homeland security industry. This proposal is referred to herein as the Business Combination Amendment Proposal. In addition, stockholders are also being asked to consider and vote upon an amendment to paragraph C of Article Sixth of SAAC’s amended and restated certificate of incorporation to provide conversion rights to holders of shares of SAAC’s common stock issued in its initial public offering (“Public Shares”), regardless of whether such holder votes for or against the business combination. This proposal is referred to as the Conversion Amendment Proposal. Finally, stockholders are also being asked to consider and vote upon a proposal to amend SAAC’s amended and restated certificate of incorporation to increase the number of authorized shares of SAAC’s preferred stock from 1,000,000 to 20,000,000 shares, of which 14,178,841 shares will be designated by SAAC’s board of directors as a new series of SAAC preferred stock titled Series A preferred voting stock (the “Series A Preferred Voting Stock”), which will be entitled to one vote per share and to vote as a single class with the common stock on all matters, but which will not be entitled to any liquidation preference, dividends or certain other distributions. This proposal is referred to herein as the Preferred Capitalization Proposal. The Business Combination Amendment Proposal, the Conversion Amendment Proposal and the Preferred Capitalization Proposal are collectively referred to herein as the Pre-Acquisition Charter Amendment Proposals. The form of the amendment to SAAC’s amended and restated certificate of incorporation is attached to this proxy statement as Annex D, and is referred to herein as the Pre-Acquisition Charter Amendment.

Stockholders are also being asked to consider and vote upon a proposal to approve the Contribution Agreement and the transactions contemplated thereby, including, among other things, SAAC receiving 4,717,930 membership units of Ultimate Escapes, assuming the maximum number of conversions and forward contracts (which units will increase, on a one-for-one basis, to the extent fewer than approximately 6,225,656 shares of SAAC common stock are converted into cash or canceled based upon the settlement of forward contracts immediately following the closing) and, of the $30 million expected to be left with SAAC, at least $20 million will be contributed to Ultimate Escapes; and the Operating Agreement and the transactions contemplated thereby, including, among other things, the ability of the Ultimate Escapes members to exchange their membership units of Ultimate Escapes for shares of common stock of SAAC and the management of Ultimate Escapes in accordance with the terms of the Operating Agreement. These transactions are collectively referred to herein as the Acquisition, and the proposal is referred to as the Acquisition Proposal.

Upon the closing of the transactions contemplated by the Contribution Agreement, (a) SAAC will receive 4,717,930 membership units of Ultimate Escapes, assuming a contribution of $20 million and the maximum number of conversions and forward contracts (provided that if fewer than approximately 6,225,656 shares of SAAC common stock are converted into cash or canceled based upon the settlement of forward contracts immediately following the closing, then the 4,717,930 units shall increase on a one-for-one basis), such that SAAC and the UE Owners will own approximately 39.5% and 60.5%, respectively, of the issued and outstanding membership units of Ultimate Escapes, and (b) holders of Ultimate Escapes membership units will be entitled to convert their membership units on a one-to-one basis, into shares of SAAC common stock. It is possible that Ultimate Escapes may agree to a cash contribution of less than $20 million (in which case SAAC would receive fewer membership units of Ultimate Escapes), but in no event would such amount be less than $10 million. If SAAC contributed $10 million in cash, then it would receive approximately 3,367,950 units, such that SAAC and the UE Owners would own approximately 31.9% and 68.1%, respectively, of the issued and outstanding membership units of Ultimate Escapes. In addition, the current owners of Ultimate Escapes are eligible to receive up to an aggregate of 7,000,000 additional membership units of Ultimate Escapes, convertible on a one-to-one basis into shares of SAAC common stock, upon the achievement by Ultimate Escapes of certain Adjusted EBITDA milestones set forth in the Operating Agreement.

For each membership unit of Ultimate Escapes issued to the UE Owners, the UE Owners will also receive one share of Series A Voting Preferred Stock. At any time that any UE Owner exchanges membership units of Ultimate Escapes for shares of SAAC common stock, a like number of shares of Series A Voting Preferred Stock will be canceled.

The closing of the Acquisition is conditioned upon the following: (i) the Warrant Amendment Proposal has been approved; (ii) the SAAC directors, officers and sponsor, who are collectively referred to herein as the SAAC founders, cancel, on a pro rata basis, an aggregate number of shares of SAAC common stock they acquired prior to SAAC’s initial public offering, such that they will own an aggregate of 20% of the issued and outstanding shares of SAAC common stock at the closing, in accordance with the terms of letter agreements entered into between the SAAC founders and SAAC on August 31, 2009; (iii) holders of less than 30% of the Public Shares vote against the Acquisition and elect to convert their shares into a portion of the cash held in the trust account; and (iv) certain other conditions as set forth in the Contribution Agreement.

Stockholders are also being asked to consider and approve certain amendments to SAAC’s amended and restated certificate of incorporation, to be effective upon, or immediately following, the consummation of the

Acquisition, as indicated. Specifically, SAAC stockholders are being asked to consider and vote upon a proposal to approve an amendment to delete the defined term “Termination Date” so as to change SAAC’s limited corporate existence to perpetual. This proposal is referred to herein as the Corporate Existence Amendment Proposal. A copy of the amendment to SAAC’s amended and restated certificate of incorporation to be effective upon the consummation of the Acquisition, assuming approval of each of the other Post-Acquisition Charter Amendment Proposals (as described below) and filing in the office of the Delaware Secretary of State, is attached as Annex E to this proxy statement.

SAAC stockholders are also being asked to consider and vote upon a proposal to approve an amendment to increase the number of authorized shares of SAAC’s common stock from 50,000,000 shares to 300,000,000 shares. This proposal is referred to herein as the Common Capitalization Proposal. Additionally, SAAC stockholders are being asked to consider and vote upon a proposal to approve amendments to (i) change the name of SAAC from “Secure America Acquisition Corporation” to “Ultimate Escapes, Inc.;” (ii) remove provisions applicable to blank check companies that will no longer be applicable to SAAC after the Acquisition; and (iii) make certain other changes that SAAC’s board of directors believes are immaterial. This proposal is referred to herein as the Charter Amendment and Restatement Proposal. A copy of SAAC’s second amended and restated certificate of incorporation to be effective immediately after the consummation of the Acquisition, assuming approval of each of the other Post-Acquisition Charter Amendment Proposals and filing in the office of the Delaware Secretary of State, is attached as Annex F to this proxy statement.

The Corporate Existence Amendment Proposal, the Common Capitalization Proposal and the Charter Amendment and Restatement Proposal are collectively referred to herein as the Post-Acquisition Charter Amendment Proposals.

Stockholders are also being asked to elect five persons to SAAC’s board of directors, one of whom will serve until the annual meeting to be held in 2010, two will serve until the annual meeting to be held in 2011 and two will serve until the annual meeting to be held in 2012, in each case, until their respective successors are duly elected and qualified. This is referred to herein as the Director Election Proposal.

Stockholders are also being asked to adopt the 2009 Stock Incentive Plan, referred to herein as the Incentive Plan, pursuant to which 1,200,000 shares of common stock will be reserved for issuance upon the exercise of various types of equity incentive awards which may be granted to directors, executive officers and other employees of Ultimate Escapes, pursuant to the terms of the Incentive Plan. This is referred to herein as the Incentive Plan Proposal. The form of the Incentive Plan is attached to this proxy statement as Annex G.

The approval of the Warrant Amendment Proposal by SAAC warrantholders and the approval of each of the Pre-Acquisition Charter Amendment Proposals, the Acquisition Proposal, each of the Post-Acquisition Charter Amendment Proposals, the Director Election Proposal and the Incentive Plan Proposal by SAAC stockholders are preconditions to the consummation of the Acquisition. If the Pre-Acquisition Charter Amendment Proposals are not approved, the Acquisition Proposal will not be presented to the SAAC stockholders for a vote. If the Acquisition Proposal is not approved, the Post-Acquisition Charter Amendment Proposals, the Director Election Proposal and the Incentive Plan Proposal will not be presented to the SAAC stockholders for a vote.

This proxy statement contains important information about the proposed Acquisition and the other matters to be acted upon at the Special Meeting of Warrantholders and the Special Meeting of Stockholders. You should read it in its entirety carefully.

Your vote is important. You are encouraged to submit your proxy card(s) as soon as possible after carefully reviewing this proxy statement and its annexes.

Q.	What is being voted on?

A.  Below are proposals on which SAAC’s warrantholders are being asked to vote and proposals on which SAAC’s stockholders are being asked to vote.

Warrant Proposals

•	The Warrant Amendment Proposal — to approve an amendment to the warrant agreement governing all of SAAC’s outstanding warrants, including the sponsor warrants, in connection with the consummation of the Acquisition, which SAAC believes will increase its strategic opportunities and attractiveness to future investors by being less dilutive as well as providing an additional source of capital for SAAC in the future if the warrants are exercised, to provide that: (i) the exercise price of the SAAC warrants be increased from $5.25 to $8.80 per share; (ii) the reported last sale price at which SAAC may require redemption of its warrants be increased from $11.50 to $15.05 per share; and (iii) the expiration date of the SAAC warrants be extended from October 23, 2011 to the date that is four years from the closing date of the Acquisition.
•	The Warrant Adjournment Proposal — to approve the adjournment of the Special Meeting of Warrantholders to a later date or dates, if necessary, to permit further solicitation and voting of proxies in the event that, based upon the tabulated vote at the time of the Special Meeting of Warrantholders, there are not sufficient votes to approve the Warrant Amendment Proposal. This is referred to herein as the Warrantholder Adjournment Proposal. This proposal will only be presented to the Special Meeting of Warrantholders if there are not sufficient votes to approve the Warrant Amendment Proposal.

Stockholder Proposals

•	The Business Combination Amendment Proposal — to approve the Pre-Acquisition Charter Amendment to modify the definition of “Business Combination” to include target businesses outside of the homeland security industry, because SAAC considered and analyzed numerous companies and acquisition opportunities in the homeland security industry in its search for an attractive business combination candidate, but did not believe that any of those candidates would be as attractive to public stockholders as the proposed Acquisition (as described below), which SAAC believes is in an industry with strong growth prospects.
•	The Conversion Amendment Proposal — to approve the Pre-Acquisition Charter Amendment to provide conversion rights to holders of Public Shares, regardless of whether such holder votes for or against the business combination. If you vote “FOR” this proposal, you will be voting to provide all holders of Public Shares who vote either for or against the Acquisition (as described below) the right to convert those shares into cash, if the Acquisition is approved, rather than limiting conversions only to those holders of Public Shares voting against the Acquisition.
•	The Preferred Capitalization Proposal — to approve the Pre-Acquisition Charter Amendment to increase the number of authorized shares of SAAC’s preferred stock from 1,000,000 to 20,000,000 shares, of which 14,178,841 shares will be designated by SAAC’s board of directors as a new series of SAAC preferred stock titled Series A Preferred Voting Stock, which will be entitled to one vote per share and to vote as a single class with the common stock on all matters, but which will not be entitled to any liquidation preference, dividends or certain other distributions.

If each of the Pre-Acquisition Charter Amendment Proposals is approved, the amendment to SAAC’s amended and restated certificate of incorporation attached as Annex D hereto will immediately be filed with the Secretary of State of the State of Delaware. After such filing is made with the State of Delaware, the Acquisition Proposal will be presented at the Special Meeting of Stockholders.

•	The Acquisition Proposal — to approve the Contribution Agreement and the Operating Agreement and the transactions contemplated thereby, including, among other things, the Acquisition. The Acquisition Proposal will be presented at the Special Meeting of Stockholders for a vote only if each of the Pre-Acquisition Charter Amendment Proposals is approved.
•	The Corporate Existence Amendment Proposal — to approve an amendment to SAAC’s amended and restated certificate of incorporation to delete the defined term “Termination Date” so as to change SAAC’s limited corporate existence to perpetual.
•	The Common Capitalization Proposal — to approve an amendment to SAAC’s amended and restated certificate of incorporation to increase the number of authorized shares of SAAC’s common stock from 50,000,000 shares to 300,000,000 shares.

•	The Charter Amendment and Restatement Proposal — to approve amendments to SAAC’s amended and restated certificate of incorporation to: (i) change the name of SAAC from “Secure America Acquisition Corporation” to “Ultimate Escapes, Inc.;” (ii) remove provisions applicable to blank check companies that will no longer be applicable to SAAC after the Acquisition; and (iii) make certain other changes that SAAC’s board of directors believes are immaterial.

The Corporate Existence Amendment Proposal, the Common Capitalization Proposal and the Charter Amendment and Restatement Proposal will be presented at the Special Meeting of Stockholders for a vote only if the Acquisition Proposal is approved.

•	The Director Election Proposal — to elect five persons to SAAC’s board of directors, one of whom will serve until the annual meeting to be held in 2010, two will serve until the annual meeting to be held in 2011 and two will serve until the annual meeting to be held in 2012, in each case, until their successors are duly elected and qualified. The Director Election Proposal will be presented at the Special Meeting of Stockholders for a vote only if the Acquisition Proposal is approved.
•	The Incentive Plan Proposal — to approve the adoption of the Incentive Plan. The presentation of the Incentive Plan Proposal at the Special Meeting of Stockholders is conditioned upon the approval of the Acquisition Proposal. The Incentive Plan Proposal will be presented at the Special Meeting of Stockholders for a vote only if the Acquisition Proposal is approved.
•	The Stockholder Adjournment Proposal — To approve the adjournment of the Special Meeting of Stockholders to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that, based upon the tabulated vote at the time of the Special Meeting of Stockholders, there are not sufficient votes to approve the Pre-Acquisition Charter Amendment, to adopt the Contribution Agreement and approve the Acquisition, to approve each of the Post-Acquisition Charter Amendment Proposals, or to adopt the Incentive Plan. This is referred to herein as the Stockholder Adjournment Proposal. This proposal will only be presented at the Special Meeting of Stockholders if there are not sufficient votes to approve one of the other proposals presented to stockholders.

It is important for you to note that, in the event the Acquisition Proposal does not receive the requisite vote for approval, then SAAC will not consummate the Acquisition. You will be entitled to elect to convert your Public Shares whether you vote for or against the Acquisition, as long as you properly elect to convert such shares. If SAAC does not consummate the Acquisition and fails to complete an initial business combination by October 29, 2009, SAAC will be required to dissolve and liquidate and the SAAC warrants will expire worthless. A holder of Public Shares will receive the same amount of cash from SAAC’s trust account with respect to its shares, whether it exercises its conversion rights (regardless of whether it votes for or against the Acquisition) or receives its pro rata portion of the trust account in the event SAAC is dissolved and liquidated, subject to any reduction of the funds in the trust account due to claims of creditors. If the Acquisition is approved, in no event would any holder of Public Shares be unable to exercise its conversion rights.

Q.	Are the proposals conditioned on one another?

A.  Yes. Unless the Warrant Amendment Proposal is approved, none of the stockholder proposals, except the Stockholder Adjournment Proposal, will be presented to the stockholders of SAAC. Unless each of the Pre-Acquisition Charter Amendment Proposals is approved at the Special Meeting of Stockholders, the Acquisition Proposal will not be presented to the stockholders of SAAC and, unless the Acquisition Proposal is approved at the Special Meeting of Stockholders, the other proposals, other than the Stockholder Adjournment Proposal, will not be presented to the stockholders of SAAC.

Q.	Why is SAAC proposing the Warrant Amendment Proposal?

A.  SAAC’s warrantholders are being asked to approve the Warrant Amendment Proposal because the approval of the Warrant Amendment Proposal is a condition to consummation of the Acquisition. In addition, SAAC’s board of directors believes that the proposed amendments to the warrants will increase SAAC’s strategic opportunities and attractiveness to future investors by being less dilutive as well as providing an additional source of capital for SAAC in the future, if the warrants are exercised. Secure America Acquisition

Holdings, LLC, the holder of our sponsor warrants and an affiliate of our directors and officers or their affiliates, has informed us that it intends to vote in favor of this proposal.

Q.	What will happen in the Acquisition?

A.  Upon the closing of the transactions contemplated by the Contribution Agreement, (a) SAAC will receive approximately 4,717,930 membership units of Ultimate Escapes in exchange for a $20 million cash contribution, assuming the maximum number of conversions and forward contracts (provided, that, if fewer than approximately 6,225,656 shares of SAAC common stock are converted into cash or canceled based upon the settlement of forward contracts immediately following the closing, then the 4,717,930 units shall increase on a one-for-one basis), such that SAAC and the UE Owners will own approximately 39.5% and 60.5%, respectively, of the issued and outstanding membership units of Ultimate Escapes and, of the $30 million expected to be left with SAAC, at least $20 million will be contributed to Ultimate Escapes (or possibly less, but in no event less than $10 million, depending on how many shares are converted or purchased by SAAC, as discussed elsewhere in this proxy statement), and (b) holders of Ultimate Escapes membership units will be entitled to convert their membership units on a one-to-one basis into shares of SAAC common stock. In addition, the UE Owners will be eligible to receive up to an aggregate of 7,000,000 additional membership units of Ultimate Escapes, convertible on a one-to-one basis into shares of SAAC common stock, upon the achievement by Ultimate Escapes of certain Adjusted EBITDA milestones set forth in the Operating Agreement. See the section entitled, “Proposals to be Considered by SAAC Stockholders — The Acquisition Proposal — Structure of the Acquisition,” for additional information.

Q.	Why is SAAC proposing the Acquisition?

A.  SAAC was formed for the purpose of acquiring, or acquiring control of, through a merger, capital stock exchange, asset acquisition, stock purchase or other similar business combination, one or more domestic or international operating businesses, referred to herein as SAAC’s initial business combination or SAAC’s business combination.

SAAC consummated its initial public offering on October 29, 2007, referred to herein as the IPO. Approximately $79.2 million of the proceeds of SAAC’s initial public offering (including $3.2 million of deferred underwriting commissions), together with $2.075 million raised from the private sale of sponsor warrants, was placed in a trust account immediately following the IPO and, in accordance with SAAC’s amended and restated certificate of incorporation, will be released upon the consummation of a business combination. As of the record date, approximately $79,451,058.36 was held in the trust account. If the Acquisition is consummated, the funds held in the trust account will be released (i) to make the Contribution in exchange for membership units in Ultimate Escapes, (ii) to pay SAAC’s transaction fees and expenses and other accrued liabilities, (iii) to pay SAAC’s tax obligations and the deferred underwriting compensation in connection with SAAC’s IPO, (iv) to pay SAAC stockholders who properly exercise their conversion rights, and (v) for working capital and general corporate purposes of SAAC and its subsidiaries. In addition, the funds released from the trust account may be used to purchase up to approximately $26 million of the Public Shares following the consummation of the Acquisition.

See the section entitled, “Proposals to be Considered by SAAC Stockholders — The Acquisition Proposal —  SAAC’s Board of Directors’ Reasons for the Approval of the Acquisition,” for additional information.

Q.	Why is SAAC proposing the Pre-Acquisition Charter Amendment Proposals?

A.  Pursuant to SAAC’s amended and restated certificate of incorporation, SAAC’s corporate existence will automatically terminate on October 29, 2009, unless SAAC consummates a “business combination” as defined therein. To constitute a “business combination,” SAAC must acquire a target business engaged in the homeland security industry. SAAC considered and analyzed numerous companies and acquisition opportunities in the homeland security industry in its search for an attractive business combination candidate, but did not believe that any of those candidates would be as attractive to public stockholders as the proposed Acquisition, which SAAC believes is in an industry with strong growth prospects. Because Ultimate Escapes is not engaged in the homeland security industry, the Acquisition fails to qualify as a “business combination,” as such term is currently defined in SAAC’s amended and restated certificate of incorporation. Accordingly,

SAAC is requesting that its stockholders approve an amendment to the definition of “business combination” contained in SAAC’s amended and restated certificate of incorporation to enable SAAC to consummate the Acquisition. Specifically, SAAC is seeking the approval of its stockholders to amend its amended and restated certificate of incorporation to modify the definition of “business combination” contained in Article Sixth to eliminate the requirement that the target business be engaged in the homeland security industry. In addition, stockholders are being asked to consider and vote upon an amendment to paragraph C of Article Sixth of SAAC’s amended and restated certificate of incorporation to provide conversion rights to holders of Public Shares, regardless of whether such holder votes for or against the Acquisition. As a result of this amendment, a holder of Public Shares would be able to vote for the Acquisition and still elect to convert such shares. Finally, the Pre-Acquisition Charter Amendment will increase the number of shares of preferred stock that SAAC is authorized to issue, so that SAAC will be able to issue shares of Series A Preferred Voting Stock as required by the terms of the Contribution Agreement. As a result, approval of the Pre-Acquisition Charter Amendment will permit the consummation of the Acquisition. If the requisite approval is received, the Pre-Acquisition Charter Amendment will be filed with the Delaware Secretary of State immediately upon its approval and prior to the stockholders’ consideration of the Acquisition Proposal at the Special Meeting of Stockholders. If, however, this proposal is not approved at the Special Meeting of the Stockholders, none of the other stockholder proposals (other than the Adjournment Proposal) will be presented at the Special Meeting of Stockholders. If SAAC fails to complete an initial business combination by October 29, 2009, SAAC will be required to dissolve and liquidate.

Q.	Why is SAAC proposing the Post-Acquisition Charter Amendment Proposals?

A.   In the judgment of SAAC’s board of directors, the Post-Acquisition Charter Amendment Proposals are desirable for the following reasons: (i) the present amended and restated certificate of incorporation provides that SAAC’s corporate existence will automatically terminate on October 29, 2009. In order to continue in existence after the consummation of the Acquisition, this provision must be amended. Perpetual existence is the typical period of existence for corporations, and SAAC’s board of directors believes it is the most appropriate period for SAAC as the surviving company in the Acquisition; (ii) the increase in the authorized number of shares of common stock is necessary for SAAC to have a sufficient number of shares of common stock to issue to the holders of membership units of Ultimate Escapes upon their conversion of such membership units and any earn-out units issued to them in connection with the Acquisition and to have additional authorized shares of common stock for financing its business, acquiring other businesses, forming strategic partnerships and alliances and stock dividends and stock splits; (iii) the change of SAAC’s corporate name should reflect the acquisition of Ultimate Escapes; and (iv) the preamble and paragraphs A through G of the present Article Sixth relate to the operation of SAAC as a blank check company prior to the consummation of its initial business combination and will not be applicable after consummation of the Acquisition.

Q.	Why is SAAC proposing the Incentive Plan Proposal?

A.  SAAC’s stockholders are being asked to approve the Incentive Plan because SAAC’s board of directors believes that it will allow SAAC to provide incentives to management to assist SAAC in achieving its long term corporate objectives and enable SAAC to attract and retain executive officers, other employees and independent directors of outstanding competence by providing such persons with an opportunity to acquire equity interests in SAAC.

Q.	What vote is required to approve the proposals presented at the Special Meeting of Warrantholders?

A.  Approval of the Warrant Amendment Proposal requires the affirmative vote of the holders of a majority of the SAAC warrants outstanding as of the record date.

The approval of the Warrantholder Adjournment Proposal requires the affirmative vote of the holders of a majority of the SAAC warrants represented at the Special Meeting of Warrantholders and entitled to vote thereon as of the record date.

Abstentions will have the same effect as a vote “AGAINST” the Warrant Amendment Proposal and the Warrantholder Adjournment Proposal. A broker non-vote will have the effect of a vote “AGAINST” the Warrant Amendment Proposal. Broker non-votes, while considered present for the purposes of establishing a quorum, will have no effect on the Warrantholder Adjournment Proposal.

Q.	What vote is required to approve the proposals presented at the Special Meeting of Stockholders?

A.  The approval of each of the Pre-Acquisition Charter Amendment Proposals and the Post-Acquisition Charter Amendment Proposals each require the affirmative vote of a majority of the issued and outstanding shares of SAAC common stock as of the record date.

The Acquisition Proposal requires the affirmative vote of a majority of the issued and outstanding Public Shares that are present in person or by proxy and entitled to vote at the Special Meeting of the Stockholders. If holders of 30% or more of the Public Shares vote against the Acquisition and demand that their Public Shares be converted into a pro rata portion of the trust account, SAAC will not, pursuant to the terms of its amended and restated certificate of incorporation, be permitted to consummate the Acquisition. See the section entitled, “Special Meeting of SAAC Warrantholders and Special Meeting of SAAC Stockholders — Conversion Rights,” for additional information.

The approval of each of the Incentive Plan Proposal and the Stockholder Adjournment Proposal require the affirmative vote of the holders of a majority of the shares of SAAC common stock represented in person or by proxy and entitled to vote thereon at the Special Meeting of Stockholders. The approval of the Director Election Proposal requires a plurality vote of the shares of SAAC common stock represented in person or by proxy and entitled to vote thereon at the Special Meeting of Stockholders.

Abstentions will have the same effect as a vote “AGAINST” each of the Pre-Acquisition Charter Amendment Proposals, the Acquisition Proposal, each of the Post-Acquisition Charter Amendment Proposals, the Director Election Proposal, the Incentive Plan Proposal and the Stockholder Adjournment Proposal. A broker non-vote will have the same effect as a vote “AGAINST” each of the Pre-Acquisition Charter Amendment Proposals and each of the Post-Acquisition Charter Amendment Proposals. Broker non-votes, while considered present for the purposes of establishing a quorum, will have no effect on the Acquisition Proposal, the Director Election Proposal, the Incentive Plan Proposal or the Stockholder Adjournment Proposal.

Q.	What are the interests of SAAC’s directors and officers in the Acquisition?

A.  When you consider the recommendation of SAAC’s board of directors in favor of approval of the Acquisition, you should keep in mind that SAAC’s directors and officers have interests in the Acquisition that are different from, or in addition to, your interests as a stockholder or warrantholder. These interests include, among other things:

•	If the Acquisition is not consummated by October 29, 2009, SAAC’s amended and restated certificate of incorporation provides that its corporate existence will automatically terminate and it must be dissolved and liquidated. In such event, the 2,500,000 shares purchased by SAAC’s founders that were acquired prior to SAAC’s IPO for an aggregate purchase price of $25,000 would become worthless, as the SAAC founders have waived any right to receive liquidation distributions with respect to their shares. Such shares had an aggregate market value of $19,800,000 based upon the closing bid price of $7.92 on the NYSE Amex on October 13, 2009, the record date for the Special Meeting of Stockholders.
•	If the Acquisition is not consummated by October 29, 2009, SAAC’s corporate existence will automatically terminate and it must be dissolved and liquidated. In such event, the 2,075,000 sponsor warrants purchased at a price of $1.00 per warrant for an aggregate purchase price of $2,075,000 will expire worthless. The sponsor warrants had an aggregate market value of $186,750, based on the closing bid price of $0.09 on the NYSE Amex on October 13, 2009, the record date. In addition, Secure America Acquisition Holdings, LLC, the holder of the sponsor warrants, like the public warrantholders, is subject to, and is being asked to consider and vote upon, the Warrant Amendment Proposal. Secure America Acquisition Holdings, LLC, intends to vote in favor of the Warrant Amendment Proposal.
•	It is currently anticipated that each of C. Thomas McMillen, Chairman of SAAC’s board of directors and Co-Chief Executive Officer of SAAC, and Mark A. Frantz, a member of SAAC’s advisory board, will be a director of Ultimate Escapes following the Acquisition.

•	If SAAC liquidates prior to the consummation of a business combination, Messrs. McMillen and Weiss, SAAC’s Co-Chief Executive Officers, will be personally liable, on a joint and several basis, to pay debts and obligations to vendors and other entities that are owed money by SAAC for services rendered or products sold to SAAC, or to any target business, to the extent such creditors bring claims that would otherwise require payment from monies in the trust account, but only if such entities did not execute a valid and enforceable waiver. Based on SAAC’s estimated debts and obligations, it is not currently expected that Messrs. McMillen and Weiss will have any exposure under this arrangement in the event of a liquidation.
•	If SAAC is required to be liquidated and there are no funds remaining to pay the costs associated with the implementation and completion of such liquidation, Messrs. McMillen and Weiss have agreed to advance to SAAC the funds necessary to pay such costs and complete such liquidation (currently anticipated to be no more than approximately $15,000) and not to seek repayment for such expenses.

See the section entitled, “The Special Meeting of the Warrantholders and the Special Meeting of the Stockholders — Certain Interests of SAAC’s Directors and Officers in the Acquisition,” for additional information.

Q.	How will SAAC’s directors and officers vote?

A.  In connection with SAAC’s IPO, SAAC and SunTrust Robinson Humphrey, the representative of the underwriters of the IPO, entered into agreements with each of SAAC’s directors, officers and sponsor, who are collectively referred to herein as the SAAC founders, pursuant to which each SAAC founder agreed to vote his, her or its shares of common stock of SAAC purchased prior to SAAC’s IPO, that equal a total of 2,500,000 shares, or 20% of the issued and oustanding shares of SAAC’s common stock, with respect to the Acquisition Proposal in accordance with the majority of the votes cast by the holders of Public Shares on that proposal, and to vote any shares acquired after SAAC’s IPO in favor of the Acquisition Proposal. As of the date of this proxy statement, none of the SAAC founders have acquired any shares or warrants since the date of SAAC’s IPO.

Q.	What are some of the actions that may be taken by SAAC, its founders, Ultimate Escapes, the UE Owners and/or their respective affiliates to secure the approval of SAAC’s stockholders?

A.  If holders of 30% or more of the Public Shares vote against the Acquisition and seek conversion of their Public Shares into a pro rata portion of the trust account in accordance with SAAC’s amended and restated certificate of incorporation, SAAC would not be permitted to consummate the Acquisition, even if the required vote for the Acquisition Proposal was received. To preclude such possibility, SAAC, the SAAC founders, Ultimate Escapes and the UE Owners and/or their respective affiliates may negotiate agreements to provide for the purchase of Public Shares from certain holders who indicate their intention to vote against the Acquisition and seek conversion or otherwise wish to sell their Public Shares. We expect these agreements to also include agreements to provide such holders of Public Shares with incentives to vote in favor of the Acquisition.

Agreements of such nature would only be entered into and effected at a time when the party purchasing Public Shares is not aware of any material nonpublic information regarding SAAC, its securities or Ultimate Escapes. Definitive arrangements have not yet been determined but might include:

•	Agreements between SAAC and certain holders of Public Shares pursuant to which SAAC would agree to purchase Public Shares from such holders immediately after the closing of the Acquisition for the price and fees specified in the arrangements;
•	Agreements with third parties to be identified pursuant to which the third parties would purchase Public Shares during the period beginning on the date that SAAC files its definitive proxy statement. Such agreements would also provide for SAAC, immediately after the closing of the Acquisition, to purchase from the third parties all of the Public Shares purchased by them for the price and fees specified in the agreements; or

•	Agreements with third parties pursuant to which SAAC would borrow funds to make purchases of Public Shares for its own account. SAAC would repay such borrowings with funds transferred to it from SAAC’s trust account upon closing of the Acquisition.

Funds released from the SAAC trust account upon consummation of the Acquisition may be used to purchase up to approximately $26 million of the Public Shares following the consummation of the Acquisition.

As a result of the purchases that may be effected through such agreements, it is likely that the number of shares of common stock of SAAC in its public float will be reduced and that the number of beneficial holders of SAAC’s securities also will be reduced from what it would have been if SAAC did not purchase Public Shares in this manner.

The purpose of such agreements would be to increase the likelihood of obtaining the required vote (a majority of the Public Shares issued and outstanding as of the record date) and reduce the likelihood that holders of 30% or more of the Public Shares vote against the Acquisition and exercise their conversion rights.

All shares purchased pursuant to such arrangements would be voted in favor of the Acquisition and all other proposals presented at the Special Meeting of Stockholders. None of SAAC, Ultimate Escapes, their respective officers and directors or their affiliates purchasing shares would affect the fact that 30% less one share of the Public Shares could be converted by SAAC stockholders voting against the Acquisition without the Acquisition being prohibited from closing because the number of Public Shares that may be converted by holders of Public Shares who vote against the Acquisition without prohibiting the consummation of the Acquisition is fixed in SAAC’s amended and restated certificate of incorporation at one share less than 30% of the Public Shares. If, for some reason, the Acquisition is not consummated, the purchasers, other than SAAC (but only with respect to its founder shares), would be entitled to participate in liquidation distributions from SAAC’s trust account with respect to such shares.

Purchases pursuant to such agreements ultimately paid for with funds originating from SAAC’s trust account would reduce the funds available to SAAC after the Acquisition for working capital and general corporate purposes. Nevertheless, in all events, there will be sufficient funds available to SAAC from the trust account to pay the holders of all Public Shares that are properly converted.

If these agreements are entered into, the consequence could be that the Acquisition would be approved when, without such arrangements, the Acquisition might not have otherwise been approved. Purchases of Public Shares by the persons described above would allow them to exert more influence over the approval of the Acquisition and other proposals and would likely increase the chances that such proposals would be approved. Moreover, any such purchases may make it less likely that the holders of 30% or more of the Public Shares will vote against the Acquisition and exercise their conversion rights.

As of the date of this proxy statement, no agreements to such effect have been entered into with any such investor or holder. In the event that any purchases of SAAC’s common stock are made by SAAC, SAAC’s founders, Ultimate Escapes and the UE Owners or any of their respective affiliates after the mailing of this proxy statement to stockholders but prior to the Special Meeting of Stockholders, SAAC will file a Current Report on Form 8-K within four business days of such purchases or otherwise prior to the Special Meeting of Stockholders. Any such report will include descriptions of the agreements entered into or significant purchases by any of the aforementioned persons. If members of SAAC’s board of directors or officers make purchases pursuant to such arrangements, they will be required to report these purchases on beneficial ownership reports filed within two business days of such transactions with the SEC.

Q.	Will the Conversion Amendment Proposal adversely change any rights of stockholders holding Public Shares?

A.  No. The Conversion Amendment Proposal would not alter or adversely affect the right of stockholders holding Public Shares to convert their shares under Article Sixth as currently in effect. The amendment would merely extend this right to convert to those holders of Public Shares who vote to approve the business combination, as well as those who vote against the business combination. It is important to note that the Conversion Amendment Proposal, if approved, would not change the voting standard for a business combination under SAAC’s amended and restated certificate of incorporation, in that the Acquisition will not be approved if 30% or more of the holders of Public Shares both vote against the Acquisition and elect to convert their Public Shares. In addition, a holder of Public Shares will receive the same amount of cash from SAAC’s trust account with respect to its shares, whether it exercises its conversion rights (regardless of whether it votes for or against the Acquisition) or receives its pro rata portion of the trust account in the event SAAC is dissolved and liquidated, subject to any reduction of the funds in the trust account due to claims of creditors. If the Acquisition is approved, in no event would any holder of Public Shares be unable to exercise its conversion rights.

Q.	Do I have conversion rights?

A.  Yes. If you are a holder of Public Shares as of the record date and you vote either for or against the Acquisition Proposal, you have the right to demand that SAAC convert your Public Shares into a pro rata portion of the trust account in which a substantial portion of the net proceeds of SAAC’s IPO are held. These rights to demand conversion of the Public Shares into a pro rata portion of the trust account are sometimes referred to herein as conversion rights. If you are a holder of Public Shares, you will receive the same amount of cash from SAAC’s trust account with respect to your shares, whether you exercise your conversion rights (regardless of whether you vote for or against the Acquisition) or SAAC dissolves and is liquidated, subject to any reduction of the funds in the trust account due to claims of creditors. If the Acquisition is approved, in no event would any holder of Public Shares be unable to exercise its conversion rights.

Q.	What happens if I vote against the Acquisition Proposal and exercise my conversion rights?

A.  If holders of 30% or more of the Public Shares vote against the Acquisition and properly demand conversion, then SAAC will not consummate the Acquisition and Public Shares will not be converted into a pro rata share of the trust account. If the Acquisition is not consummated and SAAC does not consummate a business combination by October 29, 2009, SAAC will be required to dissolve and liquidate the trust account and distribute the proceeds to holders of Public Shares. A holder of Public Shares will receive the same amount of cash from SAAC’s trust account with respect to its shares, whether it exercises its conversion rights (regardless of whether it votes for or against the Acquisition) or SAAC dissolves and is liquidated, subject to any reduction of the funds in the trust account due to claims of creditors.

Q.	How do I exercise my conversion rights?

A.  If you are a holder of Public Shares and wish to exercise your conversion rights, you must (i) vote either for or against the Acquisition Proposal; (ii) at the same time, demand that SAAC convert your shares into a pro rata portion of the trust account; and (iii) deliver your stock to SAAC’s transfer agent physically or electronically through the Depository Trust Company, or DTC DWAC System, prior to the Special Meeting of Stockholders. Your vote on any proposal will have no impact on your conversion rights. The Acquisition must be approved and completed for SAAC to convert your shares into a pro rata portion of the trust account.

You may exercise your conversion rights either by checking the box on the proxy card or by submitting your request in writing to Mark Zimkind of Continental Stock Transfer & Trust Company, SAAC’s transfer agent, at the address listed on page 16. If you (i) initially vote for the Acquisition Proposal but then wish to vote against it or (ii) initially vote for or against the Acquisition Proposal and wish to exercise your conversion rights but do not check the box on the proxy card providing for the exercise of your conversion rights or do not send a written request to SAAC to exercise your conversion rights, or (iii) initially vote against the Acquisition Proposal but later wish to vote for it, you may request SAAC to send you another proxy card on which you may indicate your intended vote. You may make such request by contacting SAAC at the phone number or address listed on page 15.

Any request for conversion, once made, may be withdrawn at any time until the vote taken with respect to the Acquisition Proposal at the Special Meeting of Stockholders. If you delivered your shares for conversion to SAAC’s transfer agent and decide prior to the Special Meeting of Stockholders not to exercise your conversion rights, you may request that SAAC’s transfer agent return the shares (physically or electronically). You may make such request by contacting SAAC’s transfer agent at the phone number or address listed on page 16.

Any corrected or changed proxy card must be received by SAAC’s secretary prior to the vote on the Acquisition Proposal. No demand for conversion will be honored unless the holder’s common stock has been delivered (either physically or electronically) to the transfer agent prior to the Special Meeting of Stockholders.

Q.	Do I have appraisal rights if I object to the proposed Acquisition?

A.  No. Neither SAAC stockholders nor warrantholders have appraisal rights in connection with the Acquisition.

Q.	What happens to the funds deposited in the trust account upon consummation of the Acquisition?

A.  If the Acquisition is consummated, the funds held in the trust account will be released: (i) to make the Contribution; (ii) to pay SAAC’s transaction fees and expenses and other accrued liabilities; (iii) to pay SAAC’s tax obligations and the deferred underwriting compensation in connection with SAAC’s IPO; (iv) to pay SAAC’s stockholders who properly exercise their conversion rights; and (v) for working capital and general corporate purposes of SAAC and its subsidiaries. In addition, the funds released from the trust account may be used to purchase up to approximately $26 million of the Public Shares.

Q.	What happens if the Acquisition is not consummated or is terminated?

A.  There are certain circumstances under which SAAC or Ultimate Resort may terminate the Contribution Agreement. See the section entitled “Proposals to be Considered by SAAC Stockholders — The Acquisition Proposal — The Contribution Agreement and Other Acquisition Agreements — Termination,” for additional information regarding the parties’ specific termination rights. If the Acquisition is not completed by October 29, 2009, SAAC’s corporate existence will automatically terminate in accordance with its amended and restated certificate of incorporation and SAAC will thereafter dissolve and liquidate. In any liquidation of SAAC, the funds deposited in the trust account, plus any interest earned thereon, less reserves for and claims requiring payment from the trust account by creditors who have not waived their rights against the trust account, if any, will be distributed pro rata to the holders of the Public Shares.

SAAC warrantholders have no right to receive funds held in the trust account with respect to the warrants they hold. If the Acquisition is not completed by October 29, 2009, SAAC will be required to dissolve and liquidate and the SAAC warrants will expire worthless.

Holders of SAAC’s founder shares have waived their right to any liquidation distribution with respect to those shares. C. Thomas McMillen and Harvey L. Weiss, SAAC’s Co-Chief Executive Officers, have agreed to be personally liable under certain circumstances to ensure that the proceeds in the trust account are not reduced by the claims of prospective target businesses and vendors or other entities that are owed money by SAAC for services rendered or products sold to it, but only to the extent such entities have not signed a valid and enforceable waiver. SAAC cannot assure you that Messrs. McMillen and Weiss will be able to satisfy those obligations. See the section entitled, “Business of SAAC — Liquidation If No Business Combination,” for additional information.

Q.	When is the Acquisition expected to be completed?

A.  It is currently anticipated that the Acquisition will be consummated promptly following the Special Meeting of Warrantholders and Special Meeting of Stockholders to be held on October 28, 2009, provided that all other conditions to the consummation of the Acquisition have been satisfied or waived. For a description of the conditions for the completion of the Acquisition, see the section entitled, “Proposals to be Considered by SAAC Stockholders — The Acquisition Proposal — The Contribution Agreement and Other Acquisition Agreements — Conditions to Closing of the Acquisition.”

Q.	Has SAAC obtained a fairness opinion with regard to the Acquisition?

A.  No. SAAC has not obtained a fairness opinion that Ultimate Escapes has a fair market value of at least 80% of SAAC’s net assets held in trust (excluding the deferred underwriting discounts and commissions held in the trust account) at the time of consummating the Acquisition or that the Acquisition is fair to SAAC’s stockholders from a financial point of view because, according to SAAC’s initial public offering prospectus, SAAC is required to obtain a fairness opinion only if (i) the target business is affiliated with one or more SAAC’s initial stockholders, directors or officers, or (ii) SAAC’s board of directors is unable to determine independently that a target business has sufficient market value. Ultimate Escapes is not affiliated with any of SAAC’s founders, directors or officers. In addition, because SAAC’s board of directors has significant transaction experience (and, in the case of several directors, direct operating experience in high growth industries), the board of directors believed that it could adequately determine both the market value of Ultimate Escapes and that its fair market value meets the 80% test mentioned above. For a description of the board’s valuation process, see the section entitled, “Proposals to be Considered by SAAC Stockholders — The Acquisition Proposal — Valuation.”

Q.	Since SAAC’s initial public offering prospectus did not disclose that SAAC may seek to amend its certificate of incorporation prior to the consummation of a business combination, that funds in the trust account might be used, directly or indirectly, to purchase Public Shares, that SAAC may consummate a business combination with an entity outside the homeland security industry, that SAAC may seek to amend its amended and restated certificate of incorporation to provide conversion rights to holders of Public Shares, regardless of whether such holder votes for or against the business combination or that SAAC may seek to amend the Warrant Agreement, what are my legal rights?

A.  SAAC’S amended and restated certificate of incorporation and initial public offering prospectus stated that only those holders of Public Shares who vote against the business combination will have the right to convert their Public Shares into cash if the business combination is approved and completed. Furthermore, SAAC’s initial public offering prospectus stated that specific provisions in its amended and restated certificate of incorporation, including provisions of Article Sixth setting forth your conversion rights, would not be amended prior to the consummation of an initial business combination without the affirmative vote of 95% of the outstanding shares of SAAC’s common stock. The initial public offering prospectus further stated that while the validity under Delaware law of a 95% supermajority provision restricting the ability to amend the charter has not been settled, SAAC would not take any actions to waive or amend any of those provisions. You should be aware that because SAAC’s IPO prospectus did not disclose that:

•	SAAC may seek to amend its amended and restated certificate of incorporation prior to the consummation of a business combination;
•	funds in the trust account might be used, directly or indirectly, to purchase Public Shares other than from holders who have voted against the Acquisition and demanded that their Public Shares be converted into a pro rata portion of the trust account (as SAAC may contemplate doing and which is discussed in further detail below);
•	SAAC may consummate a business combination with an entity outside the homeland security industry (Ultimate Escapes is not considered to be part of the homeland security industry);
•	SAAC may seek to amend its amended and restated certificate of incorporation to provide conversion rights to holders of Public Shares, regardless of whether such holder votes for or against the business combination; or
•	SAAC may seek to amend the terms of the Warrant Agreement to increase the exercise price and extend the expiration date,

each holder of SAAC common stock at the time of the Acquisition who purchased such shares of common stock in the IPO may have securities law claims against SAAC for rescission (under which a successful claimant has the right to receive the total amount paid for his or her securities pursuant to an allegedly deficient prospectus, plus interest and less any income earned on the securities, in exchange for surrender of the securities) or damages (compensation for loss on an investment caused by alleged material misrepresentations or omissions in the sale of a security). Stockholders asserting such claims may be entitled to up to $8.00 per share, based on the initial offering price of the IPO units, each comprised of one share of common stock and one warrant exercisable for one additional share of common stock, less any amount received from sale of the original warrants purchased with them, plus interest from the date of SAAC’s IPO (which, in the case of holders of Public Shares, may be more than the pro rata share of the trust account to which they are entitled if they exercise their conversion rights or if SAAC liquidates). See the sections entitled, “Proposals to be Considered by SAAC Stockholders — The Business Combination Amendment Proposal,” “Proposals to be

Considered by SAAC Stockholders — The Acquisition Proposal — Actions That May Be Taken to Secure Approval of SAAC’s Stockholders,” and “Proposals to be Considered by SAAC Stockholders — The Acquisition Proposal — Rescission Rights,” for additional information.

Q.	What do I need to do now?

A.  You are urged to read carefully and consider the information contained in this proxy statement, including the annexes, and to consider how the Acquisition will affect you as a stockholder or how the Warrant Amendment will affect you as a warrantholder of SAAC, as the case may be. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy cards or, if you hold your shares or warrants through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q.	How do I vote?

A.  If you were a holder of record of SAAC common stock or warrants on October 13, 2009, the record date for the Special Meeting of Warrantholders and the Special Meeting of Stockholders, you may vote with respect to the applicable proposals in person at the Special Meeting of Warrantholders or the Special Meeting of Stockholders, as the case may be, or by submitting a proxy. You may submit your proxy by phone, over the Internet or by completing, signing, dating and returning the enclosed stockholder and/or warrantholder proxy card(s) in the accompanying pre-addressed postage paid envelope. If you hold your shares or warrants in “street name,” which means your shares or warrants are held of record by a broker, bank or other nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares or warrants, as the case may be, that you beneficially own are properly counted. In this regard, you must provide the record holder of your shares or warrants with instructions on how to vote your shares or warrants or, if you wish to attend the Special Meeting of Warrantholders or the Special Meeting of Stockholders and vote in person, obtain a proxy from your broker, bank or nominee.

Q.	What will happen if I abstain from voting or fail to vote at the Special Meeting of Warrantholders or Special Meeting of Stockholders?

A.  SAAC will count a properly executed proxy marked “ABSTAIN” with respect to a particular proposal as present for purposes of determining whether a quorum is present. For purposes of approval, an abstention, or failure to vote, on the Acquisition will have the same effect as a vote “AGAINST” the proposal but will preclude you from having your shares converted into a pro rata portion of the trust account. In order to exercise your conversion rights, you must cast a vote either for or against the Acquisition, make an election on the proxy card to convert such shares of common stock or submit a request in writing to SAAC’s transfer agent at the address listed on page 16, and deliver your shares to SAAC’s transfer agent physically or electronically through DTC prior to the Special Meeting of Stockholders.

An abstention, or failure to vote, on the Warrant Amendment Proposal presented to warrantholders will have the same effect as a vote “AGAINST” this proposal.

An abstention, or failure to vote, on the Pre-Acquisition Charter Amendment Proposals or the Post-Acquisition Charter Amendment Proposals presented to the SAAC stockholders, will have the same effect as a vote “AGAINST” these proposals.

Q.	What will happen if I sign and return my proxy card(s) without indicating how I wish to vote?

A.  Signed and dated proxies received by SAAC without an indication of how the stockholder intends to vote on a proposal will be voted in favor of each proposal presented to the stockholders. Signed and dated proxies received by SAAC without an indication of how the warrantholder intends to vote on a proposal will be counted as a vote in favor of the Warrant Amendment Proposal and as a vote in favor of the Warrant Adjournment Proposal.

Stockholders will not be entitled to exercise their conversion rights if such stockholders return proxy card(s) to SAAC without an indication of how they desire to vote with respect to the Acquisition Proposal or, for stockholders holding their shares in “street name,” if such stockholders fail to provide voting instructions to their banks, brokers or other nominees.

Q.	If I am not going to attend the Special Meeting of Warrantholders or Special Meeting of Stockholders in person, should I return my proxy card instead?

A.  Yes. Whether or not you plan to attend the Special Meeting of Warrantholders or the Special Meeting of Stockholders, after carefully reading and considering the information contained in this proxy statement and the annexes hereto, please promptly submit your proxy by phone, over the Internet, or by signing, dating and returning your proxy card(s) in the pre-addressed postage-paid envelope provided herewith as soon as possible, so your shares or warrants, as the case may be, may be represented at the Special Meeting of Warrantholders or the Special Meeting of Stockholders.

Q.	If my shares or warrants are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?

A.  No. Under the rules of various national and regional securities exchanges, your broker, bank or nominee cannot vote your shares or warrants with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank or nominee. SAAC believes the proposals presented to the stockholders and to the warrantholders will be considered nondiscretionary and therefore your broker, bank or nominee cannot vote your shares or warrants without your instruction. If you do not provide instructions with your proxy, your bank, broker or other nominee may deliver a proxy card expressly indicating that it is NOT voting your shares; this indication that a bank, broker or nominee is not voting your shares is referred to as a “broker non-vote.” Broker non-votes will be counted for the purpose of determining the existence of a quorum, but will not count for purposes of determining the number of votes cast at the Special Meeting of Warrantholders or Special Meeting of Stockholders. Your bank, broker or other nominee can vote your shares or warrants only if you provide instructions on how to vote. You should instruct your broker to vote your shares or warrants in accordance with directions you provide.

Q.	May I change my vote after I have mailed my signed proxy card?

A.  Yes. You may change your vote by (i) sending a later-dated, signed proxy card(s) to SAAC’s secretary at the address listed on page 15 so that it is received by SAAC’s secretary prior to the Special Meeting of Stockholders or Special Meeting of Warrantholders or (ii) attending the Special Meeting of Stockholders or the Special Meeting of Warrantholders, as applicable, in person and vote. You also may revoke your proxy by sending a notice of revocation to SAAC’s secretary, which must be received by SAAC’s secretary prior to the Special Meeting of Stockholders or Special Meeting of Warrantholders.

Q.	What should I do if I receive more than one set of voting materials?

A.  You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares or warrants in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares or warrants. If you are a holder of record and your shares or warrants are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your SAAC shares and warrants.

Q.	Who can help answer my questions?

A.  If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:

C. Thomas McMillen
Chairman and Co-Chief Executive Officer
Secure America Acquisition Corporation
1005 North Glebe Road, Suite 550
Arlington, Virginia 22201
Telephone: (703) 528-7073

or

You may also contact Advantage Proxy, SAAC’s proxy solicitor, at:

Karen Smith
Advantage Proxy
24925 13th Place South
Des Moines, Washington 98198
Toll Free Telephone: (877) 870-8565

To obtain timely delivery, SAAC stockholders or warrantholders must request the materials no later than October 21, 2009.

You may also obtain additional information about SAAC from documents filed with the Securities and Exchange Commission, or the SEC, by following the instructions in the section entitled, “Where You Can Find More Information.”

If you intend to vote against the Acquisition and seek conversion of your Public Shares, you will need to deliver your stock (either physically or electronically) to SAAC’s transfer agent prior to the Special Meeting of Stockholders. If you have questions regarding the certification of your position or delivery of your stock, please contact:

Mark Zimkind
Continental Stock Transfer & Trust Company
17 Battery Place
New York, New York 10004
Tel: (212) 845-3287
Fax: (212) 616-7616

SUMMARY OF THE PROXY STATEMENT

This summary highlights selected information from this proxy statement and may not contain all of the information that is important to you. To better understand the Acquisition and the proposals to be considered at the Special Meetings, you should read this entire proxy statement carefully, including the annexes. See also the section entitled, “Where You Can Find More Information.”

THE WARRANTHOLDER PROPOSALS

The Warrant Amendment Proposal

SAAC proposes to amend the Warrant Agreement governing all of its warrants, including the sponsor warrants, to: (i) increase the exercise price of the SAAC warrants from $5.25 to $8.80 per share; (ii) to increase the reported last sale price at which SAAC may require redemption of its warrants from $11.50 to $15.05 per share; and (iii) extend the expiration date of the SAAC warrants from October 23, 2011 to the date that is four years from the closing date of the Acquisition. SAAC believes that these amendments to its warrants will increase its strategic opportunities and attractiveness to future investors by being less dilutive as well as providing an additional source of capital for SAAC in the future, if the warrants are exercised. The approval of the Warrant Amendment Proposal is a condition to the consummation of the Acquisition.

The form of Amendment No. 1 to the Warrant Agreement is attached as Annex H to this proxy statement. You are encouraged to read the amendment in its entirety. See the section entitled, “Proposals to be Considered by SAAC Warrantholders — The Warrant Amendment Proposal,” for additional information.

If the Acquisition is not consummated and SAAC does not consummate an initial business combination by October 29, 2009, SAAC will be required to dissolve and liquidate, and all the SAAC warrants will expire worthless.

The Warrantholder Adjournment Proposal

If, based on the tabulated vote, there are not sufficient votes at the time of the Special Meeting of Warrantholders to permit SAAC to amend the Warrant Agreement, the Warrantholder Adjournment Proposal allows SAAC’s board of directors to adjourn the Special Meeting of Warrantholders to a later date or dates, if necessary, to permit further solicitation and voting of proxies to amend the Warrant Agreement. See the section entitled, “Proposals to be Considered by SAAC Warrantholders — The Warrantholder Adjournment Proposal,” for additional information.

THE STOCKHOLDER PROPOSALS

THE PRE-ACQUISITION CHARTER AMENDMENT PROPOSALS

Pursuant to SAAC’s amended and restated certificate of incorporation, SAAC’s corporate existence will automatically terminate on October 29, 2009, unless SAAC consummates a “business combination” as defined therein. To constitute a “business combination,” SAAC must acquire a target business in the homeland security industry. SAAC considered and analyzed numerous companies and acquisition opportunities in the homeland security industry in its search for an attractive business combination candidate, but did not believe that any of those candidates would be as attractive to public stockholders as the proposed Acquisition, which SAAC believes is in an industry with strong growth prospects. Because Ultimate Escapes, the target business in the Acquisition, is not in the homeland security industry, the Acquisition fails to qualify as a “business combination” as such term is currently defined in SAAC’s amended and restated certificate of incorporation. Accordingly, SAAC is requesting that its stockholders approve an amendment to the definition of “business combination” contained in SAAC’s amended and restated certificate of incorporation to enable SAAC to consummate the Acquisition. Specifically, SAAC is seeking the approval of its stockholders to amend its amended and restated certificate of incorporation to modify the definition of “business combination” contained in Article Sixth to eliminate the requirement that the target business be engaged in the homeland security industry. SAAC is also seeking the approval of its stockholders to amend paragraph C of Article Sixth of SAAC’s amended and restated certificate of incorporation to provide conversion rights to holders of Public Shares, regardless of whether such holder votes for or against the Acquisition. As a result of this amendment, a holder of Public Shares would be able to vote for the Acquisition and still elect to convert such shares. Finally, the Pre-Acquisition Charter Amendment will also increase the number of shares of preferred stock that SAAC is authorized to issue, so that SAAC will be able to issue shares of Series A Preferred Voting Stock as required by the terms of the Contribution Agreement. As a result, approval of the Pre-Acquisition Charter Amendment will permit the consummation of the Acquisition. If the requisite approval is received, the amendment to SAAC’s amended and restated certificate of incorporation will be filed with the Delaware Secretary of State immediately prior to the presentation of the Acquisition Proposal at the Special Meeting of Stockholders. See the sections entitled “Proposals To Be Considered by SAAC Stockholders — The Business Combination Amendment Proposal,”“Proposals To Be Considered by SAAC Stockholders — The Conversion Amendment Proposal” and “Proposals To Be Considered by SAAC Stockholders — The Preferred Capitalization Proposal” for additional information about the Pre-Acquisition Charter Amendment.

The Pre-Acquisition Charter Amendment is attached as Annex D to this proxy statement. You are encouraged to read the Pre-Acquisition Charter Amendment in its entirety. If each of the Pre-Acquisition Charter Amendment Proposals is not approved at the Special Meeting of Stockholders, the Acquisition Proposal will not be presented at the Special Meeting of Stockholders for a vote.

THE ACQUISITION PROPOSAL

The Parties

SAAC

Secure America Acquisition Corporation is a Delaware blank check company, or a SPAC (special purpose acquisition corporation), formed for the purpose of acquiring, or acquiring control of, through a merger, capital stock exchange, asset acquisition, stock purchase or other similar business combination, one or more domestic or international operating businesses in the homeland security industry.

If SAAC is unable to complete the Acquisition by October 29, 2009, its corporate existence will automatically terminate in accordance with its amended and restated certificate of incorporation, it will dissolve and liquidate and promptly distribute to holders of the Public Shares funds held in its trust account. In the event of its liquidation, the SAAC warrants will expire worthless.

SAAC’s common stock, units and warrants are currently listed on the NYSE Amex under the symbols HLD, HLD.U and HLD.WS, respectively. SAAC has applied to continue the listing of its common stock, units and warrants on the NYSE Amex following the consummation of the Acquisition.

The mailing address of SAAC’s principal executive office is 1005 North Glebe Road, Suite 550, Arlington, Virginia, 22201 and its telephone number is (703) 528-7073.

Ultimate Escapes

Ultimate Escapes operates a family of luxury destination club offerings, including Elite ClubTM, Signature ClubTM and Premiere ClubTM and provides over 1,200 affluent club members, based on internal surveys taken by Ultimate Escapes, with flexible access to a growing portfolio of over 130 luxury club residences in 45 global destinations, including Elite Club properties targeting approximately $3 million in value, Signature Club properties targeting approximately $2 million in value and Premiere Club properties targeting approximately $1 million in value. As of June 30, 2009, Ultimate Escapes had 471 Elite Club members, 560 Signature Club members and 202 Premiere Club members. The majority of the properties are owned by Ultimate Escapes, and the others are leased on either a long or short term basis. All of Ultimate Escapes’ owned properties are subject to one or more mortgages. Of the 29 properties leased by Ultimate Escapes as of June 30, 2009, eight were subject to long-term leases and 21 were subject to short-term leases (including two short-term leases in which affiliates of Ultimate Escapes are the lessor). In addition, club members also have preferred access to over 140 four and five-star luxury hotel properties and resorts affiliated with The Ultimate CollectionTM throughout the United States, Europe, Asia, the Middle East, Central America, South America, Africa and Australia, offering club members access to beach, mountain, golf, metropolitan and leisure properties in world-class resorts and destinations throughout the world. With multiple club offerings and various membership levels in each club, Ultimate Escapes believes that it has the widest market appeal in the destination club industry.

Ultimate Escapes combines web-based, energy efficient “smart home” technology and high-tech security systems with the privacy and intimacy of multi-million dollar residences in a wide variety of resort destinations, integrated with “white glove” member concierge services and club amenities. Ultimate Escapes’ management believes that it offers a unique and compelling value proposition that is a cost effective vacation alternative for a large, affluent target market that Spectrem Group estimates at year end 2008 included approximately 6.7 million “millionaires” in the United States with assets of at least $1 million and approximately 840,000 “pentamillionaires” in the United States with assets of at least $5 million. For the consumer market, a membership in Ultimate Escapes offers a more flexible, energy efficient and cost effective vacation alternative as compared to the high costs, inefficiencies and hassles of second home ownership, the expense, uncertainties and time-consuming effort to rent luxury villas in the United States and international markets or the high costs and typical small rooms of luxury hotels. For the corporate market, Ultimate Escapes’ corporate membership plans target the growing multi-billion dollar corporate reward and incentive market, and offer corporations an affordable, flexible corporate reward and incentive program for top performing employees, senior executives, board members, key advisors, existing customers and new prospects.

Members join Ultimate Escapes by paying an initial membership fee (similar to a golf club membership) of between $70,000 to $450,000, depending on the club level and membership usage plan. Members also pay annual dues of between $8,000 to $49,000 per year, again based on the corresponding club level and membership usage plan. If a member resigns in the future, their membership is redeemed on a three-in, one-out basis, which means that three new members must join the club before a current member who desires to resign from the club will have his membership redeemed. A redeemed member generally receives 80% of the membership resale proceeds, with Ultimate Escapes retaining a 20% transfer fee.

Ultimate Escapes also offers an Ultimate DiscoveryTM “trial membership” whereby qualified club prospects or member referrals can purchase a seven-day “mini-vacation package” for an average of $3,500 and experience the club as an authorized guest at one of Ultimate Escapes’ club properties within six months of purchasing an Ultimate Discovery trial membership. If the trial member purchases an Ultimate Escapes membership within 30 days of completing the Ultimate Discovery vacation experience, then 100% of the fee paid for the Ultimate Discovery trial membership shall be applied toward the purchase of the membership.

In 2008, Ultimate Escapes launched the Ultimate Reciprocity ProgramTM, an affiliate membership reciprocity program targeting a growing market estimated by Ragatz Associates to consist of approximately 50,000 fractional and private residence clubs and luxury fractional ownership resorts in the United States, Mexico, Central America, the Caribbean and Europe.

The mailing address of Ultimate Escapes’ principal executive office is 3501 W. Vine Street, Suite 225, Kissimmee, Florida, 34741, and its telephone number is (407) 483-1900.

The Acquisition

Pursuant to the terms of the Contribution Agreement, SAAC will receive approximately 4,717,930 membership units of Ultimate Escapes, assuming the maximum number of conversions and forward contracts (which units will increase, on a one-for-one basis, to the extent fewer than approximately 6,225,656 shares of SAAC common stock are converted into cash or canceled based upon the settlement of forward contracts immediately following the closing) and, of the $30 million expected to be left with SAAC, at least $20 million will be contributed to Ultimate Escapes. Under the terms of the Operating Agreement, the UE Owners will be entitled to convert their membership units on a one-to-one basis into shares of SAAC common stock, and Ultimate Escapes would be managed in accordance with the terms of the Operating Agreement.

In addition, the UE Owners will become eligible to receive up to an aggregate of 7,000,000 additional membership units of Ultimate Escapes, convertible on a one-to-one basis into shares of SAAC common stock, upon the achievement by Ultimate Escapes of certain Adjusted EBITDA milestones set forth in the Operating Agreement.

For each membership unit of Ultimate Escapes issued to the UE Owners, the UE Owners will also receive one share of Series A Voting Preferred Stock. At any time that any UE Owner exchanges membership units of Ultimate Escapes for shares of SAAC common stock, a like number of shares of Series A Voting Preferred Stock will be canceled.

The closing of the Acquisition is conditioned upon the following: (i) the Warrant Amendment Proposal has been approved; (ii) the SAAC directors, officers and sponsor, who are collectively referred to herein as the SAAC founders, cancel, on a pro rata basis, an aggregate number of shares of SAAC common stock they acquired prior to SAAC’s initial public offering, such that they will own an aggregate of 20% of the issued and outstanding shares of SAAC common stock at the closing, in accordance with the terms of letter agreements entered into between the SAAC founders and SAAC on August 31, 2009; (iii) holders of no more than 30% of the Public Shares elect to convert their shares into a portion of the cash held in the trust account; and (iv) certain other conditions as set forth in the Contribution Agreement.

The parties to the Contribution Agreement intend to consummate the Acquisition as promptly as practicable after the Special Meeting of Stockholders and the Special Meeting of Warrantholders, provided that:

•	SAAC’s stockholders have approved the Contribution Agreement, Operating Agreement and the transactions contemplated thereby, including the Acquisition;
•	holders of no more than 30% of the Public Shares have voted against the Acquisition Proposal and demanded conversion of their shares into cash; and
•	the other conditions specified in the Contribution Agreement have been satisfied or waived.

For more information, see the section entitled, “Proposals to be Considered by SAAC Stockholders — The Acquisition Proposal — The Contribution Agreement and Other Acquisition Agreements,” beginning on page 89. The Contribution Agreement and the form of Operating Agreement are included as Annexes A and B to this proxy statement. You are encouraged to read each of the Contribution Agreement and the form of Operating Agreement in their entirety.

On September 15, 2009, Ultimate Resort and Private Escapes Holdings, LLC (“Private Escapes'') consummated the contribution by Private Escapes of certain of its assets, liabilities, properties and rights thereto to Ultimate Resort and, immediately after the closing of such transaction, Ultimate Resort contributed all of its assets, liabilities, properties and rights thereto to Ultimate Escapes, such that Ultimate Escapes, directly or indirectly, now owns and operates the Ultimate Resort and Private Escapes businesses. The diagram below depicts the organizational structure, in simplified form, of Ultimate Escapes following the consummation of the Acquisition.

POST-ACQUISITION ORGANIZATIONAL STRUCTURE

*	Percentages assume the maximum number of conversions and forward contracts and that, of the $30 million left with SAAC, at least $20 million will be contributed to Ultimate Escapes.

Board of Directors of SAAC

As a condition to the closing of the Contribution Agreement, SAAC, the SAAC founders and the current owners of Ultimate Escapes, including Ultimate Resort, will enter into a Voting Agreement pursuant to which the SAAC founders and the current owners of Ultimate Escapes will agree to vote their shares of SAAC common stock to ensure that the size of the SAAC board of directors shall be set and remain at six directors, and to elect the following five persons to the board of directors:

•	two members designated by SAAC; and
•	three members designated by Ultimate Resort.

There will be one vacancy on the board of directors, which will be filled at a later date by a member designated by Ultimate Resort pursuant to the Voting Agreement. The members designated by SAAC and two of the members to be designated by Ultimate Resort must be independent pursuant to the Securities and Exchange Commission rules and the rules and regulations of any exchange on which SAAC’s common stock is listed. Under the terms of the Operating Agreement, the board of managers of Ultimate Escapes will mirror the board of directors of SAAC at all times during which the Voting Agreement is in effect. See the section entitled “Management of SAAC and its Subsidiaries Following the Acquisition” for more information.

Tax Considerations

As the stockholders of SAAC are not receiving any consideration or exchanging any of their outstanding securities in connection with the acquisition of Ultimate Escapes, and are simply being asked to vote on the matters, the stockholders will not have any U.S. tax related issues as a result of voting on these matters. If you vote against the Acquisition Proposal, properly elect to convert your shares of SAAC for your pro rata portion of the trust account and the Acquisition is consummated and as a result you receive cash in exchange for your SAAC common stock, there may be certain tax consequences, such as possibly realizing a loss on your investment in SAAC common stock. No tax opinion will be obtained in connection with the Acquisition. WE URGE YOU TO CONSULT YOUR OWN TAX ADVISORS REGARDING YOUR PARTICULAR TAX CONSEQUENCES.

For a description of the material federal income tax consequences of the Acquisition, see the information set forth in the section entitled “Proposals to be Considered by SAAC Stockholders — The Acquisition Proposal — Material Federal Income Tax Consequences of the Acquisition to SAAC’s Securityholders.”

Anticipated Accounting Treatment

The unaudited pro forma condensed combined financial information was prepared using a two step method: first, the business combination of Ultimate Resort and Private Escapes, which forms Ultimate Escapes; second, the business combination of Ultimate Escapes and SAAC.

Ultimate Escapes

The business combination of Ultimate Resort and Private Escapes has been accounted for under the acquisition method of accounting, with Ultimate Resort as the acquirer. The acquisition method of accounting is based on SFAS 141R, which uses the fair value concepts defined in Statement of Financial Accounting Standard No. 157, “Fair Value Measurements,” or SFAS 157, which Ultimate Resort has adopted as required.

The Business Combination Between Ultimate Escapes and SAAC

The business combination will be accounted for as a reverse merger, whereby Ultimate Escapes will be the continuing entity for financial reporting purposes and will be deemed, for accounting purposes, to be the acquirer of SAAC. The pro forma financial information included in this proxy statement is presented assuming both a 30% conversion, whereby only the shares originally subject to conversion (30% of the total outstanding SAAC shares or 2,999,999 shares) are returned for cash and cancelled, and a 62% conversion, whereby shares of SAAC are converted (the 2,999,999 shares) and an additional 3,225,657 are converted to cash or repurchased immediately following the Acquisition leaving $30 million in cash before expenses and tax distributions).

Under a 62% conversion of shares — The business combination will be accounted for as a reverse merger because, after the closing, (i) the UE Owners will hold a majority (60.5%) ownership of the outstanding shares of common stock of SAAC (assuming the exchange of all membership units of Ultimate Escapes held by the UE Owners into shares of SAAC common stock) and will having voting control of the public company, (ii) the UE Owners will have the ability initially to appoint pursuant to a voting agreement, for three years, the majority of the members of the board of directors of SAAC, (iii) the senior management of Ultimate Escapes will be the senior management of the combined entity and (iv) the ongoing operations of SAAC will be the operations of Ultimate Escapes.

Under a 30% conversion of shares — The business combination will be accounted for as a reverse merger because, after the closing, (i) UE Owners will hold a 45.1% ownership of the outstanding shares of common stock of SAAC (assuming the exchange of all membership units of Ultimate Escapes held by the UE Owners into shares of SAAC common stock), with no other single owner or organized group holding more than 11.0%, (ii) UE Owners will have the ability initially to appoint pursuant to a voting agreement, for three years, the majority of the members of the board of directors of SAAC, (iii) the senior management of Ultimate Escapes will be the senior management of the combined entity and (iv) the ongoing operations of SAAC will be the operations of Ultimate Escapes.

It is anticipated that there will be both a conversion and repurchase of shares such that the current members of Ultimate Escapes will hold at least a 50% voting control in SAAC following the Acquisition.

In accordance with the applicable accounting guidance for accounting for the business combination as a reverse merger, Ultimate Escapes will be deemed to have undergone a recapitalization, whereby it will be deemed to have issued approximately 8,750,001 or 4,717,930 of the shares of common stock, at the minimum and maximum conversion of shares, respectively, to the holders of SAAC’s common stock. Accordingly, although SAAC, as the parent company of Ultimate Escapes, will be deemed to have legally acquired Ultimate Escapes, in accordance with the applicable accounting guidance for accounting for the business combination as a reverse merger, Ultimate Escapes’ assets and liabilities will be recorded at their historical carrying amounts (subject to the recording of Private Escapes’ assets and liabilities at fair value, as a result of their acquisition by Ultimate Resort), with no additional goodwill or other intangible assets recorded as a result of the business combination of Ultimate Escapes and SAAC.

Appraisal Rights

SAAC stockholders do not have appraisal rights under Delaware law in connection with the Acquisition.

Conversion Rights

Pursuant to SAAC’s amended and restated certificate of incorporation, a holder of Public Shares may, if the stockholder votes either for or against the Acquisition, demand that SAAC convert such shares into a pro rata portion of the trust account if the Acquisition is consummated. Provided that holders of no more than 30% of the Public Shares vote against the Acquisition and properly exercise their conversion rights (in which case, SAAC will not be permitted to consummate the Acquisition) and the Acquisition is consummated, Public Shares with respect to which conversion has been properly demanded will cease to be outstanding and will represent the right to receive a pro rata portion of the trust account, calculated as of two business days prior to the consummation of the Acquisition. As of the record date, this would have amounted to approximately $7.94 per share. If you exercise your conversion rights and the Acquisition is consummated, then you will be exchanging your shares of SAAC common stock for cash and will no longer own shares of SAAC. You will be entitled to receive cash for your Public Shares only if you vote either for or against the Acquisition, properly demand conversion and deliver your shares (either physically or electronically) to SAAC’s transfer agent prior to the Special Meeting of Stockholders. See the section entitled “Special Meeting of SAAC Warrantholders and Special Meeting of SAAC Stockholders — Conversion Rights,” for the procedures to be followed if you wish to convert your shares into cash.

Actions that May Be Taken to Secure Approval of SAAC’s Stockholders

Based on recently completed business combinations by other similarly structured blank check companies, SAAC believes that 30% or more of the Public Shares may have the intention to vote against the Acquisition and seek conversion of their Public Shares into a portion of the trust account. If such event were to occur, the

Acquisition could not be completed. To preclude such possibility, SAAC, the SAAC founders, Ultimate Escapes or members of Ultimate Escapes and/or their respective affiliates may, at any time prior to the Special Meeting of Stockholders or the Special Meeting of Warrantholders and during a period when they are not then aware of any material nonpublic information regarding SAAC or its securities, negotiate arrangements to provide for the purchase of Public Shares from institutional and other investors, or execute agreements to purchase such shares from them in the future, or they or SAAC may enter into transactions with such persons and others to provide them with incentives to acquire shares of SAAC’s Public Shares or vote their Public Shares in favor of the Acquisition Proposal. Funds released from the trust account following the consummation of the Acquisition may be used to purchase up to approximately $26 million of the Public Shares.

If such transactions are effected, the consequence could be to cause the Acquisition to be approved in circumstances where such approval could not otherwise be obtained. Purchases of shares by the persons described above would allow them to exert more influence over the approval of the Acquisition Proposal and other proposals and would likely increase the chances that such proposals would be approved. Moreover, any such purchases may make it less likely that the holders of 30% or more of the Public Shares will vote against the Acquisition Proposal and exercise their conversion rights.

In addition, SAAC is currently at risk of having its common stock, units and warrants delisted by the NYSE Amex because SAAC is currently not in compliance with the minimum distribution requirements of the NYSE Amex’s Company Guide. As of the record date, SAAC had 6 record holders and 237 beneficial holders. NYSE Amex’s minimum distribution requirement under the listing standard applicable to SAAC requires a minimum of 400 stockholders. As a result of the purchases that may be effected through such arrangements, it is likely that the number of shares of common stock of SAAC in its public float will be further reduced and that the number of beneficial holders of SAAC’s and SAAC’s securities also will be further reduced. This may exacerbate SAAC’s ability to regain compliance with the NYSE Amex minimum distribution listing requirement.

The purpose of such arrangements would be to increase the likelihood of satisfaction of the requirements that the holders of a majority of SAAC common stock outstanding vote in favor of the Acquisition Proposal, the Acquisition Proposal is approved by the necessary vote of the holders of the Public Shares and that holders of fewer than 30% of the Public Shares vote against the Acquisition Proposal and demand conversion of their Public Shares into cash where it appears that such requirements would otherwise not be met. All shares purchased pursuant to such arrangements would be voted in favor of the Acquisition Proposal. If, for some reason, the Acquisition is not closed despite such purchases, the purchasers would be entitled to participate in liquidation distributions from SAAC’s trust account with respect to such shares.

Purchases pursuant to such arrangements ultimately paid for with funds in SAAC’s trust account would diminish the funds available to SAAC after the Acquisition for working capital and general corporate purposes. Nevertheless, in all events there will be sufficient funds available to SAAC from the trust account to pay the holders of all Public Shares that properly exercise their conversion rights. None of SAAC, Ultimate Escapes, their respective officers and directors or their affiliates purchasing shares would affect the fact that 30% less one share of the Public Shares could be converted by SAAC stockholders voting against the Acquisition without the Acquisition being prohibited from closing because the number of Public Shares that may be converted by holders of Public Shares who vote against the Acquisition without prohibiting the consummation of the Acquisition is fixed in SAAC’s amended and restated certificate of incorporation at one share less than 30% of the Public Shares.

As of the date of this proxy statement, no agreements to such effect have been entered into with any such investor or holder. SAAC will file a Current Report on Form 8-K with the SEC to disclose arrangements entered into or significant purchases made by any of the aforementioned persons that would affect the vote on the Acquisition Proposal. Any such report will include descriptions of the arrangements entered into or significant purchases by any of the aforementioned persons.

Redemption Value Exchange Program

Ultimate Escapes intends to offer its club members who meet certain eligibility requirements an opportunity to elect to convert all or a portion of their redemption value under Ultimate Escapes’ “redemption assurance program” into shares of SAAC common stock to be issued by SAAC following the consummation of the Acquisition. A club member’s redemption value under the redemption assurance program is a guaranteed amount of the member’s membership fees that Ultimate Escapes is obligated to refund in accordance with specified procedures if the member resigns from the club. The maximum aggregate amount of all club members’ redemption value that may be converted pursuant to the program is $10 million.

Eligible club members who elect to participate in the redemption value exchange program will be entitled, following the consummation of the Acquisition, to convert up to the full amount of their redemption value into that number of shares of SAAC common stock determined by dividing the redemption value which they elect to convert by $7.94. All shares of SAAC common stock issued pursuant to this program will be restricted securities, and will also be subject to a lock-up agreement, whereby 25% of the shares issued to each club member will be released from the lock-up every six months following the consummation of the Acquisition. Any shares to be issued pursuant to the program would be issued directly by SAAC, as the parent company of Ultimate Escapes following the consummation of the Acquisition. No shares would be issued if the Acquisition is not consummated. Ultimate Escapes will agree to use commercially reasonable efforts to cause SAAC to file a resale registration statement covering 50% of the total number of shares of SAAC common stock issued pursuant to the program following the consummation of the Acquisition, otherwise such shares will only be eligible to be resold one year after the consummation of the Acquisition in accordance with rules applicable to “shell” companies.

Only accredited investors are eligible to participate in the redemption value exchange program, and the issuance of the shares of SAAC common stock pursuant to the program is intended to be exempt from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(2) of such Act and Rule 506 of Regulation D promulgated under such Act. In addition, in order to participate, a club member must own shares of SAAC common stock on October 25, 2009, and must continue to hold such shares for at least 30 days after the closing of the Acquisition. Each participating member must also agree not to vote against the Acquisition, or to elect conversion rights with respect to their SAAC shares. The maximum amount of a club member’s redemption value which a club member may elect to convert into shares of SAAC common stock pursuant to the program is the dollar amount (at $7.94 per share) of all shares of SAAC common stock the club member owns on October 25, 2009. If the full $10 million maximum redemption value is so converted, SAAC would be obligated to issue a total of 1,259,446 shares of common stock to participating club members following the closing of the Acquisition.

As of the date of this proxy statement, no agreements to participate in this program have been entered into with any of Ultimate Escapes’ club members. SAAC will file a Current Report on Form 8-K prior to the Special Meeting of Stockholders to disclose the total amount of redemption value which members have elected to convert into SAAC common stock pursuant to the program, if any.

Proxies

Proxies may be solicited by mail, telephone or in person. SAAC’s proxy solicitor is Advantage Proxy, 24925 13th Place South, Des Moines, Washington, 98198. Their telephone number is toll free (877) 870-8565.

If you grant a proxy, you may still vote your shares or warrants, as the case may be, in person if you revoke your proxy before the Special Meeting of Stockholders or Special Meeting of Warrantholders. You may also change your vote by submitting a later-dated proxy as described in the section entitled “Special Meeting of SAAC Warrantholders and Special Meeting of SAAC Stockholders — Revoking Your Proxy.”

Reasons for the Acquisition

SAAC’s board of directors carefully evaluated the agreements relating to the proposed Acquisition and reviewed industry and financial data in considering whether the terms of the Acquisition were reasonable and in the best interests of SAAC’s stockholders. While SAAC considered and analyzed numerous companies and acquisition opportunities in the homeland security industry in its search for an attractive business combination candidate, it did not believe that any of those candidates would be as attractive to public stockholders as the proposed Acquisition, which SAAC believes is in an industry with strong growth prospects. Based upon its assessment of the luxury destination club industry and its evaluation of Ultimate Escapes’ growth potential within that industry, SAAC’s board of directors unanimously approved the Acquisition and determined that it is in the best interests of SAAC and its stockholders.

SAAC’s board of directors considered a wide variety of factors in connection with its evaluation of the Acquisition. In light of the complexity of those factors, its board of directors, as a whole, did not consider it practicable to, nor did it attempt to, quantify or otherwise assign relative weights to the specific factors it considered in reaching its decision. Although individual members of SAAC’s board of directors may have given different weight to different factors, all of the material reasons for engaging in the acquisition are discussed below.

In addition to the due diligence review of Ultimate Escapes provided to SAAC’s board of directors that included an industry analysis and a description of Ultimate Escapes’ proposed business model and investment strategy, SAAC’s board of directors considered the nature of the business of Ultimate Escapes, its current capitalization and operating results, the extent of the liabilities to be assumed and the factors below, in addition to the various risks discussed in the section entitled, “Risk Factors,” in reaching its determination that the Acquisition is in the best interests of SAAC’s stockholders and to approve the Acquisition.

In considering the Acquisition, SAAC’s board of directors gave consideration to the following positive factors (although not weighted or in any order of significance):

•	Ultimate Escapes’ Potential for Future Growth. SAAC’s board of directors believes that Ultimate Escapes has the appropriate infrastructure in place and is competitively positioned in the luxury destination club industry to achieve significant growth. The board’s belief in Ultimate Escapes’ growth potential is based on its established business operations, its year after year revenue and membership growth, its stable revenue base and that it had what the board believed to be the potential to experience growth in EBITDA in the future. Ultimate Escapes has grown both organically and through acquisitions from no members and one property in 2004 to having more than 1,200 members and over 130 luxury residences as of June 30, 2009. SAAC’s board considered Ultimate Escapes’ strong acquisition track record and the belief of Ultimate Escapes’ management that pursuing selective acquisitions at attractive valuations will help expand Ultimate Escapes’ geographic coverage and enhance its market competitiveness. SAAC’s board also considered that the Ultimate Escapes members were accepting all stock consideration in the Acquisition, except for the $3 million in cash being paid to satisfy certain tax liabilities of Ultimate Resort, thereby leaving the combined company with sufficient working capital to fund its anticipated requirements for working capital and general corporate purposes, including business acquisitions. SAAC’s board of directors believes that the business combination with SAAC and public listing will provide Ultimate Escapes with access to capital to grow its assets.
•	Experience of Ultimate Escape’ Management. An important criterion to SAAC’s board of directors in identifying an acquisition target was that the target business has a seasoned management team. SAAC’s board of directors believes that the management of Ultimate Escapes has strong expertise in the markets in which it operates, including public company experience gained from working at Multex.com Inc., now known as Reuters Research Inc., a subsidiary of Thomson Reuters Group (NYSE: TRI).
•	Ultimate Escapes’ Strong Asset Base and Recurring Revenue. SAAC’s board of directors reviewed the asset base of Ultimate Escapes and relied on recent appraisals obtained by Ultimate Escapes’ lender of its real estate properties in connection with Ultimate Escapes’ pending acquisition of Private Escapes. Based on such appraisals, Ultimate Escapes’ real estate properties were valued at approximately $167 million. SAAC’s board considered the strong asset base as an important factor in favor of the Acquisition. In addition, SAAC’s board considered Ultimate Escapes’ long-term recurring revenue base as another important factor in favor of the Acquisition. Ultimate Escapes derives its revenue from long-term membership agreements with a minimum term of eighteen months. SAAC’s board of directors believes that Ultimate Escapes’ stable revenue stream will generate predictable financial performance.
•	Potential for Warrants to be an Additional Source of Capital. In addition, SAAC’s board of directors considered the fact that the public warrants that will be outstanding after the completion of the Acquisition could provide an additional source of financing for Ultimate Escapes if such warrants are exercised.

In addition, SAAC’s board of directors also gave consideration to the following negative factors (although not weighted or in any order of significance):

•	Ultimate Escapes’ History of Losses. SAAC’s board of directors considered Ultimate Escapes’ history of losses. SAAC’s board determined, however, that the growth prospects of Ultimate Escapes outweighed concerns based on historical losses. In this regard, it was noted that losses were incurred during the development and rollout of Ultimate Escapes’ business. SAAC’s board noted Ultimate Escapes’ increasing net sales and decreasing net losses and the overall growth opportunities presented by Ultimate Escapes’ business strategy and its position in its target markets. Importantly, the board noted that Ultimate Escapes has generated positive EBITDA in the six months ended June 30, 2009.
•	Adverse General Economic Conditions. In its evaluation of Ultimate Escapes, SAAC’s board of directors considered the current adverse economic conditions and the impact such conditions could have on Ultimate Escapes’ business. It was the board’s belief that the trends evidenced that Ultimate Escapes’ strategy since its inception demonstrated potential resistance or reduced exposure to recessionary economic forces and that Ultimate Escapes’ markets, investment strategy and growth strategy outweighed concerns about general economic conditions.
•	Ultimate Escapes’ Significant Indebtedness. SAAC’s board of directors also considered Ultimate Escapes’ significant indebtedness. SAAC’s board of directors determined, however, that the ownership of real estate typically involves indebtedness, and also noted the attributes of Ultimate Escapes’ club membership and the willingness of its club members to support Ultimate Escapes in challenging times, as evidenced by its members’ payment of the one-time assessment in 2009, which it considered to be mitigating factors in assessing Ultimate Escapes’ indebtedness.
•	Lack of Fairness Opinion. In analyzing the transaction with Ultimate Escapes, the SAAC board conducted significant due diligence on Ultimate Escapes’ proposed business model and investment strategy. The SAAC board of directors believes that, because of the financial skills and background of its directors and its internal ability to value the business against public comparables and other market index measures, it was qualified to conclude that the Acquisition was fair from a financial perspective to its stockholders. SAAC’s board also believes that the valuation of the proposed Acquisition would be tested by the market and factors that SAAC’s public stockholders deem relevant, and that 30% of the public stockholders could effectively veto the Acquisition if they did not deem such valuation to be fair. As a result, SAAC’s board of directors did not obtain a fairness opinion to assist it in its determination, although it is possible that SAAC’s board may be incorrect in its assessment of the Acquisition.

The board of SAAC was cognizant of SAAC’s liquidation date of October 29, 2009, but ultimately evaluated the potential business combination with Ultimate Escapes strictly on the quantitative and qualitative information regarding Ultimate Escapes and its business that was available. Since completion of SAAC’s IPO, the board has been regularly kept apprised of potential business combination targets and management’s discussions and evaluation of such targets. As discussed above, SAAC engaged in an ongoing and systematic search for potential business combination candidates, deciding on its own accord in various situations to terminate discussions with potential candidates when determined by management that such candidates did not ultimately represent the investment opportunity that SAAC wanted to present to its stockholders.

Valuation of Ultimate Escapes

The management of SAAC, including members of its board of directors, has long and diverse experience in operational management, investments and financial management and analysis. SAAC believes that, although none of the members of its management or board of directors has direct experience in the luxury club industry, its management is well qualified to conduct the due diligence and other investigations and analyses required in connection with the search for a target business, and the board members have sufficient experience to enable them to make informed determinations with respect to Ultimate Escape’s business and the industry in which it operates. SAAC believes that this experience makes SAAC’s management, board, special advisors and consultant highly qualified to render an opinion on the merits of this transaction.

The SAAC board reviewed industry and financial data and considered the value of Ultimate Escapes in relation to its growth potential and profitable model. Given the unique nature of Ultimate Escapes’ business and the fact that the destination club industry is relatively new, the SAAC board did not have directly related public comparables with which to value the Ultimate Escapes transaction.

The reason for this was that there was no comparable public company that has all of the attributes of Ultimate Escapes’ business. Ultimate Escapes charges various fees for providing use and access to properties similar to traditional hotel, exchange and timeshare companies. However, unlike most traditional publicly traded hospitality businesses, Ultimate Escapes owns the vast majority of the underlying real estate. In this aspect, Ultimate Escapes is similar to luxury hospitality REITs, which own the properties from which they receive cash flow. Although REITs historically trade on a yield basis as a function of the earnings distributed to stockholders in the form of a dividend, as of the date SAAC’s board of directors conducted its analysis, nearly all of the comparable luxury hospitality REITs were not paying a dividend and are trading on the basis of their asset values and cash flow generation prospects. Accordingly, in analyzing Ultimate Escapes from a comparable company basis, the board reviewed two sets of public companies and public/private transactions that had operations, customers and strategies that overlapped with that of Ultimate Escapes. Comparable public and private companies considered were in one of the following two categories: (i) membership, interval and fractional companies that offer lodging, exchanges and timeshares; and (ii) REITs that specialize in owning and operating luxury lodging and hospitality properties. See the section entitled, “Proposals to be Considered by SAAC Stockholders — The Acquisition Proposal — Valuation.”

Based on the foregoing, the SAAC board of directors valued Ultimate Escapes at approximately $186 million by using (i) a multiple of Ultimate Escapes’ projected Adjusted EBITDA for fiscal 2010 derived from the multiples evidenced by the share prices of identified public companies or paid by acquirors of identified private companies that operate in Ultimate Escapes business, and (ii) base case pro forma projections provided by Ultimate Escapes showing material compounded annual growth in revenues and Adjusted EBITDA through 2011. The $186 million value of Ultimate Escapes is in excess of approximately $57 million, representing 80% of the balance of SAAC’s trust account (excluding deferred underwriting discounts and commissions), and the board accordingly concluded that the 80% requirement contained in SAAC’s amended and restated certificate of incorporation was met. The SAAC board of directors believes because of the financial skills and background of its directors, it was qualified to conclude that the acquisition of Ultimate Escapes met this requirement. See the section entitled, “Proposals to be Considered by SAAC Stockholders — The Acquisition Proposal — Satisfaction of the 80% Test.”

“Adjusted EBITDA,” with respect to any period, means, as determined in accordance with GAAP, the difference between revenue (plus the non-refundable portion of Ultimate Escapes’ membership fees, to the extent such membership fees are not included in revenue pursuant to GAAP) and expense of Ultimate Escapes and its subsidiaries, on a consolidated basis for such period, plus the sum of (i) interest expense, (ii) income tax expense, (iii) depreciation expense and (iv) amortization expense. Adjusted EBITDA, with respect to any period, includes organic growth and the effect of any acquisitions or dispositions of lines of businesses or other material assets and all member assessments incurred during the period for which Adjusted EBITDA is being calculated, but excludes all non-cash compensation related to the proposed 2009 Incentive Plan.

Certain Interests of SAAC’s Officers and Directors in the Acquisition

When you consider the recommendation of SAAC’s board of directors in favor of approval of the Acquisition, you should keep in mind that SAAC’s directors and officers have interests in the Acquisition that are different from, or in addition to, your interests as a stockholder or warrantholder. These interests include, among other things:

•	If the Acquisition is not consummated by October 29, 2009, SAAC’s amended and restated certificate of incorporation provides that its corporate existence will automatically terminate and it must be dissolved and liquidated. In such event, the 2,500,000 shares purchased by SAAC’s founders that were acquired prior to SAAC’s IPO for an aggregate purchase price of $25,000 would become worthless, as the SAAC founders have waived any right to receive liquidation distribution with respect to their shares. Such shares had an aggregate market value of $19,800,000 based upon the closing bid price of $7.92 on the NYSE Amex on October 13, 2009, the record date for the Special Meeting of Stockholders.
•	If the Acquisition is not consummated by October 29, 2009, SAAC’s corporate existence will automatically terminate and it must be dissolved and liquidated. In such event, the 2,075,000 sponsor warrants purchased at a price of $1.00 per warrant for an aggregate purchase price of $2,075,000 will expire worthless. This purchase took place on a private placement basis immediately prior to the consummation of SAAC’s IPO. All of the proceeds SAAC received from this purchase were placed in SAAC’s trust account. The sponsor warrants had an aggregate market value of $186,750, based on the closing bid price of $0.09 on the NYSE Amex on October 13, 2009, the record date. In addition, Secure America Acquisition Holdings, LLC, the holder of the sponsor warrants like the public warrantholders, is subject to, and is being asked to consider and vote upon, the Warrant Amendment Proposal. Secure America Acquisition Holdings, LLC, intends to vote in favor of the Warrant Amendment Proposal.
•	It is currently anticipated that each of C. Thomas McMillen, Chairman of SAAC’s board of directors and Co-Chief Executive Officer of SAAC, and Mark A. Frantz, a member of SAAC’s advisory board, will be a director of Ultimate Escapes following the Acquisition.
•	If SAAC liquidates prior to the consummation of a business combination, Messrs. McMillen and Weiss, SAAC’s Co-Chief Executive Officers, will be personally liable, on a joint and several basis, to pay debts and obligations to vendors and other entities that are owed money by SAAC for services rendered or products sold to SAAC, or to any target business, to the extent such creditors bring claims that would otherwise require payment from monies in the trust account, but only if such entities did not execute a valid and enforceable waiver. Based on SAAC’s estimated debts and obligations, it is not currently expected that Messrs. McMillen and Weiss will have any exposure under this arrangement in the event of a liquidation.
•	If SAAC is required to be liquidated and there are no funds remaining to pay the costs associated with the implementation and completion of such liquidation, Messrs. McMillen and Weiss have agreed to advance to SAAC the funds necessary to pay such costs and complete such liquidation (currently anticipated to be no more than approximately $15,000) and not to seek repayment for such expenses.

Additionally, SunTrust Robinson Humphrey and Morgan Joseph & Co., Inc., two of the underwriters of SAAC’s IPO, are entitled to receive a fee of $350,000 and $1,895,000, respectively, upon consummation of the Acquisition. Morgan Joseph is also entitled to certain additional contingent payments, as described in more detail elsewhere in this proxy statement (with its $1,895,000 fee, the “Advisory Fee”). Further, upon the consummation of the Acquisition, Maxim Group and JMP Securities, LLC, are entitled to receive a fee of $400,000 and $500,000, respectively, as well as fees, along with the underwriters in SAAC’s IPO, from a bonus pool established by SAAC that is equal to 4% of the total amount of funds raised or retained by such financial advisors (excluding any funds raised or retained by SAAC or Ultimate Escapes), plus $800,000 to be contributed by Morgan Joseph by way of a deduction from its Advisory Fee (the “Bonus Pool”). The Bonus Pool will be funded, in part, by the deferred underwriting discounts and commissions relating to SAAC’s IPO that are held in its trust account, which the underwriters of SAAC’s IPO have agreed to release to the Bonus Pool, to the extent such fees have not been reduced by distributions to converting stockholders. Assuming the financial advisors raise or retain $30,000,000, and the maximum number of holders of Public Shares who elect to convert their shares or whose shares are otherwise repurchased immediately following the Acquisition is 6,225,656, the maximum number that enables SAAC to pay its transaction expenses (including amounts payable to financial advisors to the extent not funded by the underwriters deferred underwriting discounts and commissions) and make a $20,000,000 cash contribution to Ultimate Escapes, such Bonus Pool would equal $2,000,000. In the event SAAC would need to reduce its $20,000,000 contribution to Ultimate Escapes due to additional conversions and/or repurchases (which, in no event, would be less than $10,000,000), then SAAC would consummate the Acquisition only if it could negotiate a reduction of all fees payable to the financial advisors to such a level that would allow SAAC to make a minimum $10,000,000 contribution to Ultimate Escapes and convert all Public Shares as requested by their holders. If the Acquisition is not consummated and SAAC is required to liquidate, none of the financial advisors will receive any of their fixed fees or fees from the Bonus Pool. Stockholders are advised that the underwriters have a financial interest in the successful outcome of the proxy solicitation.

Rescission Rights

If you are a stockholder at the time of the Acquisition and you purchased your shares in SAAC’s IPO and have not exercised your conversion rights, you may have securities law claims against SAAC for rescission (under which a successful claimant has the right to receive the total amount paid for its, his or her securities pursuant to an allegedly deficient prospectus, plus interest and less any income earned on the securities, in exchange for surrender of the securities) or damages (compensation for loss on an investment caused by alleged material misrepresentations or omissions in the sale of a security) on the basis of, for example, SAAC’s IPO prospectus not disclosing that funds in its trust account might be used, directly or indirectly, to purchase Public Shares in order to secure approval of SAAC’s stockholders on the Acquisition, SAAC’s IPO prospectus not disclosing that SAAC may consummate a transaction outside the homeland security industry, SAAC’s amendment of the definition of “business combination” contained in its amended and restated certificate of incorporation, SAAC’s amendment to its amended and restated certificate of incorporation to provide conversion rights to holders of Public Shares, regardless of whether such holder votes for or against the business combination and that SAAC may seek to amend the terms of the Warrant Agreement to increase the exercise price and extend the expiration date.

Such claims may entitle stockholders asserting them to up to $8.00 per share, based on the initial offering price of the units sold in SAAC’s IPO, each comprised of one share of common stock and a warrant to purchase an additional share of common stock, less any amount received from the sale or fair market value of the original warrants purchased as part of the units, plus interest from the date of SAAC’s IPO. In the case of holders of Public Shares, this amount may be more than the pro rata share of the trust account to which they are entitled upon exercise of their conversion rights or liquidation of SAAC. See the section entitled, “Proposals to be Considered by SAAC Stockholders — The Acquisition Proposal — Rescission Rights,” for additional information about rescission rights.

Regulatory Matters

The Acquisition and the transactions contemplated by the Contribution Agreement and the Operating Agreement, including the Acquisition, are not subject to any additional federal or state regulatory requirements or approvals, except for filings with the State of Delaware necessary to effectuate the Charter Amendments. This transaction is not reportable under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, pursuant to one or more applicable exemptions, including 16 CFR § 802.4.

* * *

The Contribution Agreement and Operating Agreement are attached as Annexes A and B, respectively, to this proxy statement. You are encouraged to read these agreements in their entirety. If the Pre-Acquisition Charter Amendment Proposal is not approved at the Special Meeting of Stockholders, the Acquisition Proposal will not be presented at the Special Meeting of Stockholders for a vote.

THE POST-ACQUISITION CHARTER AMENDMENT PROPOSALS

We are seeking your approval to authorize the board of directors to amend SAAC’s amended and restated certificate of incorporation to delete the defined term “Termination Date” so as to change SAAC’s limited corporate existence to perpetual. We are also seeking your approval to authorize the board of directors to amend SAAC’s amended and restated certificate of incorporation to increase the number of authorized shares of SAAC’s common stock from 50,000,000 shares to 300,000,000 shares. Additionally, we are seeking your approval to authorize the board of directors to amend SAAC’s amended and restated certificate of incorporation to: (i) change the name of SAAC from “Secure America Acquisition Corporation” to “Ultimate Escapes, Inc.;” (ii) remove provisions applicable to blank check companies that will no longer be applicable to SAAC after the Acquisition; and (iii) make certain other changes that SAAC’s board of directors believes are immaterial. The Corporate Existence Amendment Proposal, the Common Capitalization Proposal and the Charter Amendment and Restatement Proposal, collectively referred to herein as the Post-Acquisition Charter Amendment Proposals, will be presented at the Special Meeting of Stockholders for a vote only if the Acquisition

Proposal is approved. See the sections entitled “Proposals To Be Considered By SAAC Stockholders — The Corporate Existence Amendment Proposal,” “Proposals To Be Considered By SAAC Stockholders — The Common Capitalization Proposal,” and “Proposals To Be Considered By SAAC Stockholders — The Charter Amendment and Restatement Proposal,” for additional information about the Post-Acquisition Charter Amendment Proposals.

Copies of the amendment to SAAC’s amended and restated certificate of incorporation to be effective upon the consummation of the Acquisition and of SAAC’s second amended and restated certificate of incorporation to be effective immediately after the consummation of the Acquisition, in each case assuming approval of each of the Post-Acquisition Charter Amendment Proposals and filing in the office of the Secretary of State of the State of Delaware, are attached as Annexes E and F, respectively, to this proxy statement. If the Acquisition Proposal is not approved at the Special Meeting of Stockholders, the Post-Acquisition Charter Amendment Proposals will not be presented at the Special Meeting of Stockholders for a vote.

THE DIRECTOR ELECTION PROPOSAL

At the Special Meeting of Stockholders, five directors will be elected to SAAC’s board of directors, conditioned upon consummation of the Acquisition. The Class A director will serve until the special meeting to be held in 2010, Class B directors will serve until the special meeting to be held in 2011 and Class C directors will serve until the annual meeting to be held in 2012 in each case, until their respective successors are duly elected and qualified. Upon consummation of the Acquisition, if management’s nominees are elected, the directors of SAAC will be classified as follows:

•	Class A Director: Steve Griessel;
•	Class B Director: Richard Keith and Mark A. Frantz; and
•	Class C Directors: C. Thomas McMillen and James M. Tousignant.

The SAAC founders, Ultimate Resort and Ultimate Escapes will enter into a voting agreement at the time of closing of the Acquisition pursuant to which they will agree to vote their shares of SAAC common stock to ensure that the size of the SAAC board of directors shall be set and remain at six directors, and in favor of the election of the five nominees set forth above. There will be one vacancy on the board of directors, which will be filled at a later date by a member designated by Ultimate Resort pursuant to the Voting Agreement. A copy of the form of Voting Agreement is attached to this proxy statement as Annex I.

THE INCENTIVE PLAN PROPOSAL

Pursuant to the proposed 2009 Stock Incentive Plan, 1,200,000 shares of SAAC common stock will be reserved for issuance to directors, executive officers (including executive officers who are also directors), employees, consultants, agents and directors of SAAC in accordance with the plan’s terms. The purpose of the plan is to attract, retain and motivate select individuals and to provide incentives and rewards for superior performance. See the section entitled, “Proposals To Be Considered by SAAC Stockholders — The Incentive Plan Proposal,” for additional information about the Incentive Plan.

The Incentive Plan is attached as Annex G to this proxy statement. You are encouraged to read the Incentive Plan in its entirety. If the Acquisition Proposal is not approved at the Special Meeting of Stockholders, the Incentive Plan Proposal will not be presented at the Special Meeting of Stockholders for a vote.

THE STOCKHOLDER ADJOURNMENT PROPOSAL

If, based on the tabulated vote, there are not sufficient votes at the time of the Special Meeting of Stockholders to permit SAAC to effect the Pre-Acquisition Charter Amendment, consummate the Acquisition (because either the Acquisition Proposal is not approved by the requisite vote of holders of SAAC common stock or 30% or more of the holders of the Public Shares have indicated that they will vote against the Acquisition Proposal and exercise their conversion rights), approve the Post-Acquisition Charter Amendment Proposals, the Director Election Proposal or approve the Incentive Plan Proposal, the Stockholder Adjournment Proposal allows SAAC’s board of directors to adjourn the Special Meeting of Stockholders to a later date or dates, if necessary, to permit further solicitation of proxies. See the section entitled “Proposals to be Considered by SAAC Stockholders — The Stockholder Adjournment Proposal,” for additional information.

THE SPECIAL MEETING OF WARRANTHOLDERS
AND THE SPECIAL MEETING OF STOCKHOLDERS

Vote of SAAC Founders and Holders of Sponsor Warrants

As of the record date for the Special Meetings, SAAC’s sponsor, Secure America Acquisition Holdings, LLC, owned an aggregate of approximately 17% of the outstanding SAAC warrants and SAAC’s sponsor and other SAAC founders own approximately 20% of the outstanding shares of SAAC common stock, which includes 2,500,000 shares of SAAC common stock and warrants to purchase 2,075,000 shares, all of which were purchased prior to SAAC’s IPO.

In connection with the IPO, SAAC and SunTrust Robinson Humphrey, the representative of the underwriters of the IPO, entered into agreements with each of the SAAC founders pursuant to which each SAAC founder agreed to vote his, her or its founder shares, that equal a total of 2,500,000 shares, or 20% of the issued and outstanding shares of SAAC’s common stock, with respect to the Acquisition Proposal in accordance with the majority of the votes cast by the holders of Public Shares on that proposal, and to vote any shares acquired after SAAC’s initial public offering in favor of the Acquisition Proposal. As of the date of this proxy statement, none of the SAAC founders have acquired any shares or warrants since the date of SAAC’s IPO.

Date, Time and Place of Special Meeting of Warrantholders and Special Meeting of Stockholders

The Special Meeting of Warrantholders and Special Meeting of Stockholders of SAAC will be held at 10:00 a.m. and 10:30 a.m., Eastern time, respectively, on October 28, 2009, at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., The Chrysler Center, 666 Third Avenue, 25th Floor, New York, New York 10017, or such other date, time and place to which such meeting may be adjourned or postponed, to consider and vote upon the proposals.

Voting Power; Record Date

You will be entitled to vote or direct votes to be cast at the Special Meeting of Warrantholders or the Special Meeting of Stockholders, as the case may be, if you owned shares of SAAC common stock or warrants at the close of business on October 13, 2009, which is the record date for the Special Meeting of Warrantholders and the Special Meeting of Stockholders. You are entitled to one vote for each share of SAAC common stock you owned and one vote for each share of SAAC common stock underlying the warrants you owned at the close of business on the record date. If your shares or warrants are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares or warrants you beneficially own are properly counted. SAAC warrants do not have voting rights other than with respect to the Warrant Amendment Proposal and the Warrantholder Adjournment Proposal. On the record date, there were 12,500,000 shares of SAAC common stock outstanding, 10,000,000 of which are Public Shares and 2,500,000 are founder shares. On the record date, there were 12,075,000 warrants outstanding, 10,000,000 of which are held by the public and 2,075,000 are sponsor warrants.

Quorum and Required Vote for Warrantholder Proposals

A quorum of SAAC warrantholders is necessary to hold a valid meeting. A quorum will be present at the Special Meeting of Warrantholders if a majority of the outstanding warrants entitled to vote is represented in person or by proxy.

The approval of the Warrant Amendment Proposal requires the affirmative vote of holders of a majority of the warrants outstanding as of the record date.

The approval of the Warrantholder Adjournment Proposal requires the affirmative vote of the holders of a majority of the SAAC warrants represented at the Special Meeting of Warrantholders and entitled to vote thereon as of the record date.

Abstentions are considered present for the purposes of establishing a quorum but will have the same effect as a vote “AGAINST” the Warrant Amendment Proposal and the Adjournment Proposal. Broker non-votes, while considered present for the purposes of establishing a quorum, will have the same affect as a vote “AGAINST” the Warrant Amendment Proposal and will have no effect on the Warrantholder Adjournment Proposal.

Quorum and Required Vote for Stockholder Proposals

A quorum of SAAC stockholders is necessary to hold a valid meeting. A quorum will be present at the Special Meeting of Stockholders if a majority of the common stock outstanding and entitled to vote at the Special Meeting of Stockholders is represented in person or by proxy. Abstentions and broker non-votes will count as present for the purposes of establishing a quorum.

The approval of the Pre-Acquisition Charter Amendment Proposals and the Post-Acquisition Charter Amendment Proposals each require the affirmative vote of a majority of the issued and outstanding shares of common stock of SAAC as of the record date.

The approval of the Acquisition Proposal requires the affirmative vote of a majority of the Public Shares that are present in person or by proxy and are entitled to vote thereon at the Special Meeting of Stockholders. The Acquisition will not be consummated if holders of 30% or more of the Public Shares (3,000,000 shares or more) vote against the Acquisition Proposal and properly demand conversion of their Public Shares into a pro rata portion of the trust account. Please note that you cannot seek conversion of your Public Shares unless you vote against the Acquisition Proposal.

The approval of the Incentive Plan Proposal and the Stockholder Adjournment Proposal each require the affirmative vote of the holders of a majority of the shares of SAAC common stock represented in person or by proxy and entitled to vote thereon at the Special Meeting of Stockholders.

Abstentions are considered present for purposes of establishing a quorum but will have the same effect as a vote “AGAINST” the Pre-Acquisition Charter Amendment Proposals, the Acquisition Proposal, the Post-Acquisition Charter Amendment Proposals, the Incentive Plan Proposal and the Stockholder Adjournment Proposal. Broker non-votes will have the same effect as a vote “AGAINST” the Pre-Acquisition Charter Amendment Proposals and the Post-Acquisition Charter Amendment Proposals, and will have no effect on the remaining proposals presented to the stockholders.

Directors are elected by a plurality. “Plurality” means that the individuals who receive the largest number of votes cast “FOR” are elected as directors. Consequently, any shares not voted “FOR” a particular nominee (whether as a result of abstentions, a direction to withhold authority or a broker non-vote) will not be counted in the nominee’s favor.

Recommendation to SAAC Warrantholders

SAAC’s board of directors believes that each of the Warrant Amendment Proposal and the Warrantholder Adjournment Proposal to be presented at the Special Meeting of Warrantholders is fair to and in the best interests of SAAC and its warrantholders and unanimously recommends that its warrantholders vote “FOR” each of the proposals.

Recommendation to SAAC Stockholders

SAAC’s board of directors believes that each of the Pre-Acquisition Charter Amendment Proposals, the Acquisition Proposal, each of the Post-Acquisition Charter Amendment Proposals, the Incentive Plan Proposal and the Stockholder Adjournment Proposal to be presented at the Special Meeting of Stockholders is fair to, and in the best interests of, SAAC and its stockholders and unanimously recommends that its stockholders vote “FOR” each of the proposals and “FOR” the election of the persons nominated by SAAC’s management for election as directors.

RISK FACTORS

In evaluating the proposals set forth in this proxy statement, you should carefully read this proxy statement, including the annexes, and especially consider the factors discussed in the section entitled, “Risk Factors.”

SELECTED HISTORICAL CONSOLIDATED FINANCIAL INFORMATION
OF ULTIMATE RESORT HOLDINGS, LLC

We are providing you with the following selected historical financial information to assist you in your analysis of the financial aspects of the Acquisition.

The following selected historical consolidated financial information of Ultimate Resort Holdings, LLC as of June 30, 2009 and for the six months ended June 30, 2009 and 2008 is derived from Ultimate Resort’s unaudited consolidated financial statements, which are included elsewhere in this proxy statement. The following selected historical consolidated financial information of Ultimate Resort as of December 31, 2008 and 2007 and for the years then ended is derived from Ultimate Resort’s audited consolidated financial statements, which are included elsewhere in this proxy statement. The results of operations for interim periods are not necessarily indicative of the results of operations which might be expected for the entire year.

The following information is only a summary and should be read in conjunction with the unaudited interim consolidated financial statements of Ultimate Resort for the six months ended June 30, 2009 and 2008 and the notes thereto and the audited consolidated financial statements of Ultimate Resort for the years ended December 31, 2008 and 2007 and the notes thereto and the section entitled, “Ultimate Resort Holdings’ Management’s Discussion and Analysis of Financial Condition and Results of Operations,” contained elsewhere in this proxy statement.

	As of and for the Six Months Ended June 30,		As of and for the Years Ended December 31,
	2009	2008	2008	2007
	(Unaudited)
	(In thousands)
Statement of Operations Data:
Revenues(1)	$16,756	$10,122	$22,541	$15,113
Operating income (loss)	2,737	(9,018)	(14,344)	(17,853)
Net loss	(1,807)	(13,478)	(23,222)	(24,645)
Balance Sheet Data:
Total assets	$132,194	—	$131,609	$135,822
Working capital (deficit)	(106,150)	—	(8,804)	(3,843)
Owners’ equity (deficit)	(38,236)	—	(36,813)	(15,668)

(1)	The six months ended June 30, 2009 includes a non-recurring assessment fee of $5,390 that may only recur with a majority consent of the club members.

SELECTED HISTORICAL COMBINED FINANCIAL INFORMATION
OF PRIVATE ESCAPES HOLDINGS, LLC

We are providing you with the following selected historical financial information of Private Escapes to assist you in your analysis of the financial aspects of the Acquisition. Certain assets of Private Escapes Holdings, LLC were acquired by Ultimate Resort on September 15, 2009.

The following selected historical combined financial information of Private Escapes as of June 30, 2009 and for the six months ended June 30, 2009 and 2008, is derived from Private Escapes’ unaudited financial statements, which are included elsewhere in this proxy statement. The following selected historical combined financial information of Private Escapes as of December 31, 2008 and 2007 and for the year then ended is derived from Private Escapes’ audited financial statements, which are included elsewhere in this proxy statement. The results of operations for interim periods are not necessarily indicative of the results of operations which might be expected for the entire year.

The following information is only a summary and should be read in conjunction with the unaudited interim combined financial statements of Private Escapes for the six months ended June 30, 2009 and 2008 and the notes thereto and the audited combined financial statements of Private Escapes for the years ended December 31, 2008 and 2007 and the notes thereto, contained elsewhere in this proxy statement.

	As of and for the Six Months Ended June 30,		As of and for the Year Ended December 31,
	2009	2008	2008	2007
	(Unaudited)
	(In thousands)
Statement of Operations Data:
Revenues(1)	$6,438	$3,578	$7,425	$5,283
Operating loss	(1,000)	(5,638)	(11,587)	(12,189)
Net loss	(2,246)	(6,970)	(14,204)	(15,078)
Balance Sheet Data:
Total assets	$53,759	—	$55,204	$54,697
Working capital (deficit)	(33,776)	—	(29,741)	(12,354)
Owners’ equity (deficit)	(57,510)	—	(55,264)	(43,462)

(1)	The six months ended June 30, 2009 includes a non-recurring assessment fee of $2,285 that may only recur with a majority consent of the club members.

SELECTED HISTORICAL FINANCIAL INFORMATION OF
SECURE AMERICA ACQUISITION CORPORATION

We are providing you with the following selected historical financial information to assist you in your analysis of the financial aspects of the Acquisition.

The following selected historical financial information of SAAC as of June 30, 2009 and for the six months ended June 30, 2009 and 2008 is derived from SAAC’s unaudited financial statements, which are included elsewhere in this proxy statement. The following selected historical financial information of SAAC as of December 31, 2008 and 2007 and for the year ended December 31, 2008 and for the period from May 14, 2007 (inception) through December 31, 2007 is derived from SAAC’s audited financial statements, which are included elsewhere in this proxy statement. The results of operations for interim periods are not necessarily indicative of the results of operations which might be expected for the entire year.

The following information is only a summary and should be read in conjunction with the unaudited interim financial statements of SAAC for the six months ended June 30, 2009 and 2008 and the notes thereto and the audited financial statements of SAAC for the year ended December 31, 2008 and for the period from May 14, 2007 (inception) through December 31, 2007 and the notes thereto and the section entitled, “SAAC’s Management’s Discussion and Analysis of Financial Condition and Results of Operations,” contained elsewhere in this proxy statement.

	As of and for the Six Months Ended June 30,		As of and for the Year Ended December 31,	As of and for the Period May 14, 2007 (Inception) Through December 31,
	2009	2008	2008	2007
	(Unaudited)
	(In thousands, except share and per share data)
Statement of Operations Data:
Interest income	$100	$895	$1,272	$546
Net income (loss)	(111)	309	432	279
Common Share Data:
Net income (loss) per share – basic and diluted	$(0.01)	$0.02	$0.03	$0.05
Common shares outstanding	12,500,000	12,500,000	12,500,000	5,259,000
Balance Sheet Data:
Total assets	$79,805	$79,657	$79,802	$79,594
Working capital	76,179	76,183	76,259	76,039
Shareholders’ equity	53,587	53,575	53,698	53,266

SELECTED UNAUDITED PRO FORMA
CONDENSED COMBINED FINANCIAL INFORMATION

The following unaudited pro forma condensed combined financial information is designed to show the effects of the accounting merger of Ultimate Resort and Private Escapes and SAAC, giving effect to (a) the accounting acquisition by Ultimate Escapes, through a contribution agreement, of certain assets of Private Escapes, to form Ultimate Escapes and (b) the proposed accounting reverse merger of Ultimate Escapes and SAAC pursuant to a contribution agreement.

The following should be read in connection with the “Unaudited Pro Forma Condensed Combined Financial Statements” and the Ultimate Resort, Private Escapes and SAAC audited and unaudited financial statements, which are included elsewhere in this proxy statement.

The unaudited pro forma balance sheet data assumes that the accounting merger took place on June 30, 2009.

The unaudited pro forma statement of operations data for the six months ended June 30, 2009 and for the year ended December 31, 2008 gives effect to the accounting merger as if it occurred on January 1, 2008.

The summary unaudited pro forma condensed combined financial data is presented for illustrative purposes only and is not necessarily indicative of the financial condition or results of operations of future periods or the financial condition or results of operations that actually would have been realized had the entities been a single company during these periods.

	Pro Forma Combined (Assuming 30% Conversion) As of and for the Six Months Ended June 30, 2009 and For the Year Ended December 31, 2008		Pro Forma Combined (Assuming 62.3% Conversion) As of and for the Six Months Ended June 30, 2009 and For the Year Ended December 31, 2008
	2009	2008	2009	2008
	(Unaudited)		(Unaudited)
	(In thousands, except share and per share data)
Statement of Operations Data:
Revenues(1)	$22,573	$31,576	$22,573	$31,576
Operating income (loss)	1,427	(26,535)	1,427	(26,535)
Net loss	(4,412)	(37,321)	(4,462)	(37,961)
Common Share Data:
Net loss per share – basic and diluted	(0.29)	(2.45)	(0.40)	(3.40)
Common shares outstanding	15,210,958	15,210,958	11,178,887	11,178,887
Balance Sheet Data:
Total assets	$276,645	—	$251,645	—
Working capital (deficit)	16,961	—	(8,039)	—
Shareholders’ equity (deficit)	9,707	—	(15,293)	—

(1)	The six months ended June 30, 2009 includes a non-recurring assessment fee of $7,675 that may only recur with a majority consent of the club members.

RISK FACTORS

Investing in our securities involves a high degree of risk. You should carefully consider the following risk factors, together with all of the other information included in this proxy statement and the annexes hereto, before you decide whether to vote or instruct your vote to be cast to approve the proposals described in this proxy statement. If any of the following risks or uncertainties occurs, SAAC’s business, financial condition or operating results could materially suffer. In that event, the trading price of your securities could decline and you may lose all or part of your investment.

Risks Related to Ultimate Escapes’ Business and Operations

The following risk factors that apply to the current business and operations of Ultimate Escapes will also apply to the business and operations of SAAC following the Acquisition.

The luxury vacation industry is highly competitive and Ultimate Escapes is subject to risks relating to competition that may adversely affect Ultimate Escapes’ performance.

Ultimate Escapes operates principally in the luxury vacation industry and competes against numerous global, regional and boutique destination clubs; as well as other interval or shared usage or interval ownership resort and vacation property companies, real estate developers and sponsors; vacation home owners, brokers and managers; resort sponsors and managers; and, more broadly, luxury resort and other transient/leisure accommodations; as well as alternative leisure and recreation categories, such as golf clubs or other club membership organizations. Ultimate Escapes has encountered and expects to encounter in the future intense competition from its rivals in the destination club industry and from other companies offering competitive products and services. Many of Ultimate Escapes’ competitors have greater consumer recognition or resources and/or more established and familiar products than Ultimate Escapes. The factors that Ultimate Escapes believes are important to customers include:

•	number and variety of club destinations available to members;
•	quality of member services and concierge services;
•	quality of destination club properties;
•	pricing of club membership plans;
•	type and quality of resort amenities offered;
•	reputation of club;
•	destination club properties in proximity to major population centers;
•	availability and cost of air and ground transportation to destination club properties; and
•	ease of travel to resorts (including direct flights by major airlines).

Ultimate Escapes has many competitors for its members, including other major resort destinations worldwide. Ultimate Escapes also directly competes with other destination clubs, such as Exclusive Resorts, which is the largest company in the destination club marketplace, as measured by number of club members. Ultimate Escapes’ destination club members can choose from any of these alternatives.

Ultimate Escapes competes with numerous other resorts that may have greater financial resources than Ultimate Escapes does and that may be able to adapt more quickly to changes in customer requirements or devote greater resources to promotion of their offerings than Ultimate Escapes can. Ultimate Escapes believes that developing and maintaining a competitive advantage will require continued investment in Ultimate Escapes’ technology platform, brand, existing destination club properties and the acquisition of additional luxury properties to its portfolio of destination club properties. Ultimate Escapes cannot assure that it will have sufficient resources to make the necessary investments to do so, and Ultimate Escapes cannot assure that it will be able to compete successfully in this market or against such competitors.

Ultimate Escapes is subject to the operating risks common to the luxury vacation industry which could adversely affect Ultimate Escapes’ business, financial condition and results of operations.

Ultimate Escapes’ business is subject to numerous operating risks common to the luxury vacation industry. Some of these risks include:

•	impact of war and terrorist activity (including threatened terrorist activity) and heightened travel security measures instituted in response thereto;
•	travelers’ fears of exposures to contagious diseases;
•	decreases in the demand for transient rooms and related lodging services, including a reduction in personal and business travel as a result of general economic conditions;
•	cyclical over-building in the vacation ownership industry;
•	restrictive changes in zoning and similar land use laws and regulations or in health, safety and environmental laws, rules and regulations and other governmental and regulatory action;
•	changes in travel patterns;
•	the costs and administrative burdens associated with compliance with applicable laws and regulations, including, among others, franchising, timeshare, privacy, licensing labor and employment, and regulations under the Office of Foreign Control and the Foreign Corrupt Practices Act;
•	the availability and cost of capital to allow us to fund acquisitions of additional destination club properties, renovations and investments;
•	disruptions in relationships with third parties, including marketing alliances and affiliations with luxury resort property owners;
•	foreign exchange fluctuations; and
•	the financial condition of the airline industry and the impact on air travel.

The matters described above could result in a decrease in the number, or lack of growth, in Ultimate Escapes’ destination club members and could have a material adverse effect on the luxury vacation industry, which in turn could have a material adverse effect on our business, financial condition and results of operations.

The current slowdown in the travel industry and the global economy generally will continue to impact Ultimate Escapes’ financial results and growth.

The present economic slowdown and the uncertainty over its breadth, depth and duration has had a negative impact on the luxury vacation industry. There is now general consensus among economists that the economies of the United States, Europe and much of the rest of the world have been in a recession since December 2007. The current downturn in the economy may reduce the demand for Ultimate Escapes’ destination club memberships and may increase member resignations and redemptions. Accordingly, Ultimate Escapes’ financial results have been impacted by the economic slowdown and both our future financial results and growth could be further harmed if the recession continues for a significant period or becomes worse.

Ultimate Escapes has a history of losses, and may never achieve or sustain profitability.

Ultimate Escapes has incurred substantial losses, and it may continue to incur substantial losses in the future. Ultimate Escapes incurred net losses of $4.1 million, $37.4 million and $39.7 million during the six months ended June 30, 2009 and the years ended December 31, 2008 and 2007, respectively. Ultimate Escapes has also experienced a decrease in new membership sales and existing member upgrades during the last six months of 2008 and the first six months of 2009. These circumstances raise substantial doubt about its ability to continue as a going concern. Additionally, Ultimate Escapes’ auditors, Kingery & Crouse P.A., have included a going-concern explanatory paragraph in their opinions on Ultimate Resort’s and Private Escapes’ financial statements for the years ended December 31, 2008 and 2007. Even if Ultimate Escapes does achieve profitability, it may be unable to sustain or increase its profitability in the future.

Ultimate Escapes' independent registered public accountants, in their audit reports related to Ultimate Resort’s and Private Escapes’ financial statements for the years ended December 31, 2008 and 2007, expressed substantial doubt about their ability to continue as going concerns.

Ultimate Escapes’ auditors, Kingery & Crouse P.A., have included a going-concern explanatory paragraph in their opinions on Ultimate Resort’s and Private Escapes’ financial statements for the years ended December 31, 2008 and 2007. These financial statements were prepared assuming continuation as a going concern; however, there can be no assurance that Ultimate Escapes will be able to do so. Ultimate Escapes' recurring losses and difficulty in generating sufficient cash flow to meet its obligations and sustain its operations raises substantial doubt about its ability to continue as a going concern, and its financial statements do not include any adjustments that might result from the outcome of this uncertainty. Based on its current cash flow projections, Ultimate Escapes will need to raise additional funds if the Acquisition is not consummated. If it is unable to raise additional funds on a timely basis, or at all, its business, financial condition and results of operations would be materially adversely affected.

Ultimate Escapes’ business is capital intensive and the lack of available financing to fund the acquisition of additional destination club properties and our operations could adversely affect Ultimate Escapes’ ability to maintain and grow its membership base which could adversely affect its business, financial condition and results of operations.

In order for Ultimate Escapes’ destination clubs to remain attractive and competitive, Ultimate Escapes has to spend money periodically to keep the properties well maintained, modernized and refurbished and to add new luxury properties to its portfolio of destination club properties as it adds new club members. This creates an ongoing need for cash and, to the extent Ultimate Escapes cannot fund expenditures from cash generated by operations, funds must be borrowed or otherwise obtained. Ultimate Escapes could finance future expenditures from any of the following sources:

•	cash flow from operations;
•	non-recourse, sale-leaseback or other financing;
•	bank borrowings;
•	member assessments;
•	public offerings of debt or equity;
•	sale of existing real estate;
•	private placements of debt or equity; or
•	some combination of the above.

Ultimate Escapes might not be able to obtain financing for future expenditures on favorable terms or at all, which could inhibit Ultimate Escapes’ ability to continue to grow. Events over the past year, including the failures and near failures of financial services companies and the decrease in liquidity and available equity and debt capital have negatively impacted the capital markets for real estate investments. Accordingly, Ultimate Escapes’ financial results have been and may continue to be impacted by the cost and availability of funds needed to grow its business.

Ultimate Escapes has a substantial amount of indebtedness, which could adversely affect its financial position.

Ultimate Escapes has a substantial amount of indebtedness. As of June 30, 2009, Ultimate Escapes had total debt of approximately $126 million, consisting of $25 million of debt obligations secured by destination club properties and $101 million of borrowings under its senior secured credit facilities. In September 2009, Ultimate Escapes entered into an amended and restated $110 million revolving credit facility with CapitalSource, secured by Ultimate Escapes’ real estate assets, which replaced the prior senior secured credit facilities. The new revolving credit facility will mature on April 30, 2011, subject to extension by Ultimate Escapes for up to two one-year periods. The revolving credit facility includes financial and operational covenants that limit Ultimate Escapes’ ability to incur additional indebtedness and pay dividends as well as purchase or dispose of significant assets. Covenants in the revolving credit facility include obligations to maintain either a restricted cash balance of not less than six months of debt service or a debt service coverage ratio of 1.25 to 1, to maintain a leverage ratio between debt and consolidated net worth of no more than 3.5 to 1, to comply with specified ratios of number of club properties to club members, to have a net loss of no more than $10 million in fiscal 2009 and $5 million in fiscal 2010, and to have net income in each year thereafter, and to maintain a consolidated debt ratio of no more than 80%. While Ultimate Escapes believes that it is in compliance with all of the covenants in the revolving credit facility as of the date of this proxy statement, it has previously violated certain covenants contained in its prior revolving credit facility with CapitalSource. In addition, Ultimate Escapes has approximately $25 million in additional indebtedness secured by real estate assets with various first and second mortgage lenders. Please see page 162 of this proxy statement for a listing of the amounts owing under each mortgage applicable to Ultimate Escapes’ properties, as well as Ultimate Escapes’ equity in each property. In the event Ultimate Escapes defaults on its secured debt obligations, the lenders could enforce their rights under the loan agreements, which would impair Ultimate Escapes’ ability to conduct its business and have a material adverse effect on Ultimate Escapes’ business, financial condition and results of operations. If Ultimate Escapes is unable to make payments on one or more mortgages on the properties or otherwise default on its debt obligations, the lenders could foreclose on such properties, which would have a material adverse effect on Ultimate Escapes’ business, financial condition and results of operations. Ultimate Escapes may also incur significant additional indebtedness in the future. Ultimate Escapes’ substantial indebtedness may:

•	make it difficult for Ultimate Escapes to satisfy its financial obligations, including making scheduled principal and interest payments on its indebtedness;
•	limit Ultimate Escapes’ ability to borrow additional funds for working capital, capital expenditures, acquisitions or other general business purposes;
•	limit Ultimate Escapes’ ability to use its cash flow or obtain additional financing for future working capital, capital expenditures, acquisitions or other general business purposes;
•	require Ultimate Escapes to use a substantial portion of its cash flow from operations to make debt service payments;
•	limit Ultimate Escapes’ flexibility to plan for, or react to, changes in its business and industry;
•	place Ultimate Escapes at a competitive disadvantage compared to less leveraged competitors; and
•	increase Ultimate Escapes’ vulnerability to the impact of adverse economic and industry conditions.

Ultimate Escapes may not be able to generate sufficient cash to service its debt obligations.

Ultimate Escapes’ ability to make payments on and to refinance its indebtedness will depend on its financial and operating performance, which is subject to prevailing economic and competitive conditions and to certain financial, business and other factors beyond its control. Ultimate Escapes may be unable to maintain a level of cash flows from operating activities sufficient to permit it to pay the principal, premium, if any, and interest on its indebtedness.

If Ultimate Escapes’ cash flows and capital resources are insufficient to fund its debt service obligations, Ultimate Escapes may be forced to reduce or delay investments and capital expenditures, or to sell assets, seek additional capital or restructure or refinance its indebtedness. These alternative measures may not be successful and may not permit Ultimate Escapes to meet its scheduled debt service obligations. In the absence of such operating results and resources, Ultimate Escapes could face substantial liquidity problems and might be required to dispose of material assets or operations to meet its debt service and other obligations. Ultimate Escapes’ senior secured credit agreement will restrict its ability to dispose of assets, and will require the use the proceeds from any disposition of assets and to repay its indebtedness. Ultimate Escapes may not be able to consummate those dispositions or to obtain the proceeds that it could realize from them and these proceeds may not be adequate to meet any debt service obligations then due.

Ultimate Escapes is subject to the risks that generally relate to real estate investments, which may have a material adverse effect on Ultimate Escapes’ business, financial condition and results of operations.

Ultimate Escapes is subject to the risks that generally relate to investments in real property because Ultimate Escapes owns most of its destination club properties. The investment returns available from equity investments in real estate depend in large part on the amount of income earned and capital appreciation generated by the related properties, and the expenses incurred. In addition, a variety of other factors affect income from properties and real estate values, including governmental regulations, insurance, zoning, tax and eminent domain laws, interest rate levels and the availability of financing. When interest rates increase, the cost of acquiring, developing, expanding or renovating real property increases and real property values may decrease as the number of potential buyers decreases. Similarly, as financing becomes less available, it becomes more difficult both to acquire and to sell real property. Finally, under eminent domain laws, governments can take real property. Sometimes this taking is for less compensation than the owner believes the property is worth. Any of these factors could have a material adverse impact on Ultimate Escapes’ results of operations or financial condition. In addition, equity real estate investments are difficult to sell quickly and Ultimate Escapes may not be able to adjust Ultimate Escapes’ portfolio of owned properties quickly in response to economic or other conditions. If Ultimate Escapes’ properties do not generate revenue sufficient to meet operating expenses, including debt service and capital expenditures, Ultimate Escapes’ income will be adversely affected. The real estate investment industry is susceptible to trends in the national and/or regional economies and there can be no assurance that Ultimate Escapes can operate its destination club properties and then later sell any or all of them at a profit.

The need for ongoing property renovations could adversely affect Ultimate Escapes’ business, financial condition and results of operations.

Ultimate Escapes’ properties require routine maintenance as well as periodic renovations. Ongoing renovations at a particular property may negatively impact the desirability of the property as a vacation destination. A significant decrease in the supply of available vacation rental accommodations and the need for vacation rental services during renovation periods, coupled with the inability to attract vacationers to properties undergoing renovations, could have a material adverse effect on Ultimate Escapes’ business, financial condition and results of operations.

Environmental liabilities, including claims with respect to mold or hazardous or toxic substances, could have a negative impact on Ultimate Escapes’ reputation and cause it to incur additional expense to remedy any such liability or claim.

Under various federal, state, local and foreign environmental laws, ordinances and regulations, a current or previous property owner of real property may be liable for the costs of removal or remediation of hazardous or toxic substances, including mold, on, under or in such property. These laws could impose liability without regard to whether Ultimate Escapes knew of, or was responsible for, the presence of hazardous or toxic substances. The presence of hazardous or toxic substances, or the failure to properly clean up such substances when present, could jeopardize Ultimate Escapes’ ability to develop, use, sell or rent the real property or to borrow using the real property as collateral. If Ultimate Escapes arranges for the disposal or treatment of hazardous or toxic wastes, Ultimate Escapes could be liable for the costs of removing or cleaning up wastes at the disposal or treatment facility, even if Ultimate Escapes never owned or operated that facility. Other laws, ordinances and regulations could require Ultimate Escapes to manage, abate or remove lead or asbestos containing materials. Similarly, the operation and closure of storage tanks are often regulated by federal, state, local and foreign laws. Certain laws, ordinances and regulations, particularly those governing the management or preservation of wetlands, coastal zones and threatened or endangered species, could limit our ability to develop, use, sell or rent Ultimate Escapes’ real property.

Ultimate Escapes cannot provide any assurances that environmental issues will not exist with respect to any destination club property it owns. Even if environmental inspections are made, environmental issues may later be determined to exist because the inspections were not complete or accurate or environmental releases migrate to the properties from adjacent property. In addition to liability for environmental issues which can substantially adversely impact Ultimate Escapes’ business and financial condition, the marketability of the destination club properties for sale or refinancing can be adversely affected because of the concerns of a third party who may buy or lend money on the properties over the possible environmental liability and/or environmental clean-up costs. In addition, Ultimate Escapes’ reputation may be damaged by any alleged claim or incurrence of environmental liabilities, which could reduce demand for its destination club memberships and have a material adverse effect on its business.

Ultimate Escapes owns properties that are located internationally and thus are subject to special political and monetary risks not generally applicable to our domestic properties.

Ultimate Escapes operates properties located abroad which as of September 2009 included 43 properties in 12 international locations. Ultimate Escapes intends to expand its portfolio of international destination club properties following the Acquisition. Properties abroad generally are subject to various political, geopolitical, and other risks that are not present or are different in the United States. These risks include the risk of war, terrorism, civil unrest, expropriation and nationalization as well as the impact in cases in which there are inconsistencies between U.S. law and the laws of an international jurisdiction. In addition, sales in international jurisdictions typically are made in local currencies, which subject us to risks associated with currency fluctuations. Currency devaluations and unfavorable changes in international monetary and tax policies could have a material adverse effect on Ultimate Escapes’ profitability and financing plans, as could other changes in the international regulatory climate and international economic conditions, in the event that Ultimate Escapes increases its operations of properties abroad.

Ultimate Escapes has a limited operating history, which may make it difficult to predict Ultimate Escapes’ future performance.

Ultimate Resort has been operating only since 2004 and therefore does not have an established operating history. In addition, the acquisition of Private Escapes was consummated on September 15, 2009, as a result of which Ultimate Escapes now has a much larger base of members, club properties and employees. Consequently, any predictions you make about Ultimate Escapes’ future success or viability may not be as accurate as they could be if Ultimate Escapes had a longer operating history.

Ultimate Escapes may experience financial and operational risks in connection with acquisitions. In addition, businesses acquired by Ultimate Escapes may incur significant losses from operations or experience impairment of carrying value.

Ultimate Escapes closed its acquisition of Private Escapes on September 15, 2009, and intends to selectively pursue other acquisitions. However, it may be unable to identify attractive acquisition candidates or complete transactions on favorable terms. In addition, in the case of acquired businesses, Ultimate Escapes may need to:

•	successfully integrate the operations, as well as the accounting, financial controls, management information, technology, human resources and other administrative systems, of acquired businesses with existing operations and systems;
•	maintain third party relationships previously established by acquired companies;
•	retain senior management and other key personnel at acquired businesses; and
•	successfully manage acquisition-related strain on our and/or the acquired businesses’ management, operations and financial resources.

Ultimate Escapes may not be successful in addressing these challenges or any others encountered in connection with historical and future acquisitions. In addition, the anticipated benefits of one or more acquisitions may not be realized and future acquisitions could result in potentially dilutive issuances of equity securities and/or the assumption of contingent liabilities. Also, the value of goodwill and other intangible assets acquired could be impacted by one or more unfavorable events or trends, which could result in impairment charges. The occurrence of any of these events could adversely affect Ultimate Escapes’ business, financial condition and results of operations.

Ultimate Escapes may not be able to achieve its growth objectives.

Ultimate Escapes may not be able to achieve its objectives for maintaining its existing members, increasing its number of new members through organic growth and acquiring additional luxury properties to add to its portfolio of destination club properties. Ultimate Escapes’ ability to complete acquisitions of additional properties depends on a variety of factors, including its ability to obtain financing on acceptable terms and requisite lender and government approvals. If Ultimate Escapes is able to complete acquisitions of additional luxury properties, it may not be able to grow its membership base.

Extensive laws and government regulations could affect the way Ultimate Escapes conducts its business plan.

Ultimate Escapes’ business exists in a regulatory environment that is changing and evolving and where certain regulatory matters are currently uncertain. Such matters include, but are not limited to, the question of whether Ultimate Escapes’ destination club memberships constitute timeshare/vacation ownership plans or timeshare use plans, as well as whether such memberships being offered may constitute the offering of unregistered securities under the US federal and/or state securities laws. Ultimate Escapes believes that its membership sales do not constitute timeshare/vacation ownership plans or timeshare use plans, nor offers of securities under any federal or state laws or regulations. If, however, the membership sales were determined to constitute timeshare/vacation ownership plans or timeshare use plans, or be deemed to be securities under any state or federal law, Ultimate Escapes would be required to comply with applicable state timeshare regulations or state and federal securities laws, including those laws pertaining to registration or qualification of securities, licensing of salespeople and other matters. If Ultimate Escapes cannot comply with the applicable timeshare regulations or state and federal securities requirements, in that event, and/or the determination may create liabilities or contingencies, including rescission rights relating to the memberships Ultimate Escapes previously sold, that could adversely affect Ultimate Escapes’ business, financial condition and results of operations.

If Ultimate Escapes is unable to obtain the necessary permits and approvals in connection with its acquisition of destination club properties, it may have a material adverse effect on its business.

Ultimate Escapes intends to continue to acquire additional destination club properties for its portfolio. To successfully acquire and operate the properties as intended, Ultimate Escapes and/or its subsidiaries must apply for and receive any necessary federal, state and/or local and foreign permits and licenses as may be applicable to the properties. Ultimate Escapes expects to receive such necessary permits and approvals; however, there can be no assurance that such permits or approvals will be obtained. Failure to receive the necessary permits and approvals could prohibit or substantially and adversely impact Ultimate Escapes’ operations.

Increased insurance risk, perceived risk of travel and adverse changes in economic conditions as a result of recent events could significantly reduce Ultimate Escapes’ cash flow, revenues and earnings.

Ultimate Escapes believes that insurance and surety companies are re-examining many aspects of their business, and may take actions including increasing premiums, requiring higher self-insured retentions and deductibles, requiring additional collateral on surety bonds, reducing limits, restricting coverages, imposing exclusions, such as mold damage, sabotage and terrorism, and refusing to underwrite certain risks and classes of business. Any increased premiums, mandated exclusions, change in limits, coverages, terms and conditions or reductions in the amounts of bonding capacity available may adversely affect Ultimate Escapes’ ability to obtain appropriate insurance coverages at reasonable costs, which could significantly reduce Ultimate Escapes’ business cash flow, revenues and earnings.

The illiquidity of real estate investments could significantly limit Ultimate Escapes’ ability to respond to adverse changes in the performance of Ultimate Escapes’ properties and significantly reduce Ultimate Escapes’ cash flow, revenues and earnings.

Because real estate investments are relatively illiquid, Ultimate Escapes’ ability to promptly sell one or more of Ultimate Escapes’ properties in response to changing economic, financial and investment conditions is limited. Ultimate Escapes cannot predict whether Ultimate Escapes will be able to sell any property for the price or on the terms set by it, or whether any price or other terms offered by a prospective purchaser would be acceptable to Ultimate Escapes. Ultimate Escapes also cannot predict the length of time needed to find a willing purchaser and to close the sale of a property.

Ultimate Escapes may be required to expend funds to correct defects or to make improvements before a property can be sold. Ultimate Escapes may not have funds available to correct those defects or to make those improvements and as a result Ultimate Escapes’ ability to sell the property would be limited. In acquiring a property, Ultimate Escapes may agree to lock-out provisions that materially restrict it from selling that property for a period of time or impose other restrictions on it. These factors and any others that would impede Ultimate Escapes’ ability to respond to adverse changes in the performance of Ultimate Escapes’ properties could significantly reduce Ultimate Escapes’ cash flow, revenues and earnings.

Ultimate Escapes is subject to litigation in the ordinary course of business which could be costly and time consuming.

Ultimate Escapes is, from time to time, subject to various legal proceedings and claims, either asserted or unasserted. Any such claims, whether with or without merit, could be time-consuming and expensive to defend and could divert management’s attention and resources. While Ultimate Escapes’ management believes that Ultimate Escapes has adequate insurance coverage and accrues loss contingencies for all known matters that are probable and can be reasonably estimated, Ultimate Escapes cannot assure that the outcome of all current or future litigation will not be costly and time consuming and otherwise divert management’s attention away from operating the business.

Fluctuations in real estate values may require Ultimate Escapes to write down the book value of real estate assets.

Under United States generally accepted accounting principles, Ultimate Escapes is required to assess the impairment of its long-lived assets whenever events or changes in circumstances indicate that the carrying value may not be recoverable. Factors management considers that could trigger an impairment review include significant underperformance relative to minimum future operating results, significant change in the manner of use of the assets, significant technological or industry changes, or changes in the strategy for Ultimate Escapes’ overall business. When Ultimate Escapes determines that the carrying value of certain long-lived assets is impaired, an impairment loss equal to the excess of the carrying value of the asset over its estimated fair value is recognized. These impairment charges would be recorded as operating losses. Any material write-downs of assets could have a material adverse effect on Ultimate Escapes’ financial condition and earnings.

Ultimate Escapes will incur increased costs as a result of being a public company.

As a public company, Ultimate Escapes will incur significant legal, accounting and other expenses that it did not incur as a private company. The U.S. Sarbanes-Oxley Act of 2002 and related rules of the U.S. Securities and Exchange Commission, or SEC, and stock exchanges regulate corporate governance practices of public companies. Ultimate Escapes expects that compliance with these public company requirements will increase costs and make some activities more time-consuming. For example, Ultimate Escapes will create new board committees and adopt new internal controls and disclosure controls and procedures. In addition, Ultimate Escapes will incur additional expenses associated with its SEC reporting requirements. A number of those requirements will require Ultimate Escapes to carry out activities it has not done previously. For example, under Section 404 of the Sarbanes-Oxley Act, for Ultimate Escapes’ annual report on Form 10-K for the year ended December 31, 2009, depending upon certain facts existing upon closing of the Acquisition, may need to document and test its internal control procedures, Ultimate Escapes’ management will need to assess and report on its internal control over financial reporting and Ultimate Escapes’ independent accountants will need to issue an opinion on that assessment and the effectiveness of those controls. Furthermore, if Ultimate Escapes identifies any issues in complying with those requirements (for example, if Ultimate Escapes or its accountants identified a material weakness or significant deficiency in Ultimate Escapes’ internal control over financial reporting), Ultimate Escapes could incur additional costs rectifying those issues, and the existence of those issues could adversely affect Ultimate Escapes, its reputation or investor perceptions of Ultimate Escapes.

Ultimate Escapes also expects that it will be difficult and expensive to obtain director and officer liability insurance, and Ultimate Escapes may be required to accept reduced policy limits and coverage or incur substantially higher costs to obtain the same or similar coverage. As a result, it may be more difficult for Ultimate

Escapes to attract and retain qualified persons to serve on its board of directors or as executive officers. Advocacy efforts by stockholders and third parties may also prompt even more changes in governance and reporting requirements. Ultimate Escapes cannot predict or estimate the amount of additional costs it may incur or the timing of such costs.

Ultimate Escapes depends on key personnel for the future success of its business and the loss of one or more of its key personnel could have an adverse effect on Ultimate Escapes’ ability to manage its business and implement Ultimate Escapes’ growth strategies, or could be negatively perceived in the capital markets.

Ultimate Escapes’ future success and ability to manage future growth depends, in large part, upon the efforts and continued service of Ultimate Escapes’ senior management team who has substantial experience in the resort and hospitality industry. Ultimate Escapes’ President and Chief Executive Officer, James Tousignant, Ultimate Escapes’ Chairman, Richard Keith, and Ultimate Escapes’ Chief Financial Officer, Philip Callaghan, have been actively involved in the acquisition and ownership of resort properties and are actively engaged in Ultimate Escapes’ management. Messrs. Tousignant, Keith and Callaghan substantially determine Ultimate Escapes’ strategic direction, especially with regard to operational, financing, acquisition and disposition activity. The departure of any of them could negatively impact Ultimate Escapes’ ability to grow and manage its operations.

It could be difficult for Ultimate Escapes to find replacements for such key personnel, as competition for such personnel is intense. The loss of services of one or more members of senior management could have an adverse effect on Ultimate Escapes’ ability to manage its business and implement its growth strategies. Further, such a loss could be negatively perceived in the capital markets, which could reduce the market value of our securities.

No key personnel of Ultimate Escapes have indicated their intention to retire or to otherwise leave Ultimate Escapes. Ultimate Escapes is in the process of identifying those employees who desire to enter into employment agreements or other measures to ensure their retention. Ultimate Escapes does not intend to purchase key man life insurance.

Damage to Ultimate Escapes’ destination club properties and other operational risks may disrupt Ultimate Escapes’ business and adversely impact Ultimate Escapes’ financial results.

Depending on the location of its destination club properties, a particular property may bear an increased risk for damage by inclement weather, construction defects, environmental matters, acts of terrorism, or other forces or acts, whether intentional or intentional. In addition, Ultimate Escapes relies heavily on its information systems and other data processing systems. Any such damage to properties or disruption in information systems could cause Ultimate Escapes to suffer financial loss, a disruption of its businesses, regulatory intervention or reputational damage.

Furthermore, Ultimate Escapes depends on its headquarters in Kissimmee, Florida, where most of Ultimate Escapes’ information systems and personnel are located, for the continued operation of its business. A natural disaster or other catastrophic event or disruption in the infrastructure that supports Ultimate Escapes’ businesses, including a disruption involving electronic communications or other services used by Ultimate Escapes or third parties with whom Ultimate Escapes conducts business, or directly affecting Ultimate Escapes’ headquarters, could have a material adverse impact on Ultimate Escapes’ ability to continue to operate Ultimate Escapes’ business without interruption. The impact of any disaster or disruption on Ultimate Escapes’ business will likely be exacerbated by the fact that Ultimate Escapes does not have any disaster recovery program in place to mitigate the harm or minimize the lost data that may result from such a disaster or disruption. In addition, insurance and other safeguards might only partially reimburse Ultimate Escapes for its losses, if at all.

Ultimate Escapes is vulnerable to the risk of unfavorable weather conditions and continued inclement weather could reduce Ultimate Escapes’ revenues and earnings.

Ultimate Escapes’ ability to attract visitors to its resorts is influenced by weather conditions. Unfavorable weather conditions can adversely affect visits and Ultimate Escapes’ revenues and profits. Adverse weather conditions may discourage visitors from participating in outdoor activities at Ultimate Escapes’ resorts. There is no way for Ultimate Escapes to predict future weather patterns or the impact that weather patterns may have on results of operations or visitation. Extreme weather conditions such as hurricanes or prolonged periods of adverse weather conditions, or the occurrence of such conditions during peak visitation periods, could have a material adverse effect on Ultimate Escapes’ financial condition and results of operations by reducing revenues and earnings.

Ultimate Escapes’ property development and management operations are conducted in many areas that are subject to natural disasters and severe weather, such as hurricanes and floods. Ultimate Escapes also may be affected by unforeseen engineering, environmental, or geological problems. These conditions could delay or increase the cost of construction projects, damage or reduce the availability of materials, and negatively impact the demand for resorts in affected areas. If insurance does not fully cover business interruptions or losses resulting from these events, Ultimate Escapes’ earnings, liquidity and capital resources could be adversely affected.

Ultimate Escapes’ success depends, in part, on the integrity of its systems and infrastructure. System interruptions may have an adverse impact on Ultimate Escapes’ business, financial conditions and results of operations.

Ultimate Escapes’ success depends, in part, on its ability to maintain the integrity of its systems and infrastructure, including websites, information and related systems and call centers. System interruptions may adversely affect its ability to operate websites, process and fulfill transactions, respond to customer inquiries and generally maintain cost-efficient operations. Ultimate Escapes may experience occasional system interruptions that make some or all systems or data unavailable or prevent it from efficiently providing services. Ultimate Escapes also relies on third-party computer systems, broadband and other communications systems and service providers in connection with the provision of services generally, as well as to facilitate, process and fulfill transactions. Any interruptions, outages or delays in these systems, or deterioration in the performance of these systems and infrastructure, could impair the ability of Ultimate Escapes to provide services. Fire, flood, power loss, telecommunications failure, hurricanes, tornadoes, earthquakes, acts of war or terrorism, acts of God and similar events or disruptions may damage or interrupt computer, broadband or other communications systems and infrastructure at any time. Any of these events could cause system interruption, delays and loss of critical data, and could prevent Ultimate Escapes from providing services. While Ultimate Escapes has backup systems for certain aspects of its operations, these systems are not fully redundant and disaster recovery planning is not sufficient for all eventualities. In addition, it may not have adequate insurance coverage to compensate for losses from a major interruption. If any of these adverse events were to occur, it could adversely affect Ultimate Escapes’ business, financial conditions and results of operations.

In addition, any penetration of network security or other misappropriation or misuse of personal consumer information could cause interruptions in the Ultimate Escapes’ operations and subject it to increased costs, litigation and other liabilities. Claims could also be made against Ultimate Escapes for other misuse of personal information, such as for unauthorized purposes or identity theft, which could result in litigation and financial liabilities, as well as administrative action from governmental authorities. Security breaches could also significantly damage Ultimate Escapes’ reputation with consumers and third parties with whom it does business. It is possible that advances in computer capabilities, new discoveries, undetected fraud, inadvertent violations of company policies or procedures or other developments could result in a compromise of information or a breach of the technology and security processes that are used to protect consumer transaction data. As a result, current security measures may not prevent any or all security breaches. Ultimate Escapes may be required to expend significant capital and other resources to protect against and remedy any potential or existing security breaches and their consequences. Consumers are generally concerned with security and privacy of the Internet, and any publicized security problems affecting Ultimate Escapes may discourage consumers from doing business with it, which could have an adverse effect on its business, financial condition and results of operations.

Ultimate Escapes’ success depends on the value of its name, image and brand, and if demand for Ultimate Escapes’ destination club properties and their features decreases or the value of Ultimate Escapes’ name, image or brand diminishes, Ultimate Escapes’ business, revenues and results of operations would be reduced.

Ultimate Escapes’ success depends, to a large extent, on its ability to shape and stimulate consumer tastes and demands by producing and maintaining luxurious, attractive, and exciting properties and services, as well as its ability to remain competitive in the areas of design and quality. There can be no assurance that Ultimate Escapes will be successful in this regard or that it will be able to anticipate and react to changing consumer tastes and demands in a timely manner.

Furthermore, a high media profile is an integral part of Ultimate Escapes’ ability to shape and stimulate demand for Ultimate Escapes’ destination club memberships with Ultimate Escapes’ target customers. A key aspect of Ultimate Escapes’ marketing strategy is to focus on attracting media coverage. If Ultimate Escapes fails to attract that media coverage, Ultimate Escapes may need to substantially increase Ultimate Escapes’ advertising and marketing costs, which would decrease Ultimate Escapes’ earnings. In addition, other types of marketing tools, such as traditional advertising and marketing, may not be successful in attracting target customers.

Ultimate Escapes’ business would be adversely affected if its public image or reputation were to be diminished. Ultimate Escapes’ brand names and trademarks are integral to Ultimate Escapes’ marketing efforts. If the value of Ultimate Escapes’ name, image or brands were diminished, Ultimate Escapes’ business, revenues and results of operations would be reduced.

Any failure to protect Ultimate Escapes’ trademarks could have a negative impact on the value of Ultimate Escapes’ brand names and reduce Ultimate Escapes’ business and reduce revenues.

Ultimate Escapes believes its trademarks are critical to its success. Ultimate Escapes relies on trademark laws to protect its proprietary rights. The success of Ultimate Escapes’ business depends in part upon Ultimate Escapes’ continued ability to use Ultimate Escapes trademarks to increase brand awareness and further develop Ultimate Escapes’ brand. Monitoring the unauthorized use of Ultimate Escapes’ intellectual property is difficult. Litigation may be necessary to enforce Ultimate Escapes’ intellectual property rights or to determine the validity and scope of the proprietary rights of others. Litigation of this type could result in substantial costs and diversion of resources, may result in counterclaims or other claims against Ultimate Escapes and could significantly harm Ultimate Escapes’ results of operations. In addition, the laws of some foreign countries do not protect Ultimate Escapes’ proprietary rights to the same extent as do the laws of the United States. From time to time, Ultimate Escapes applies to have certain trademarks registered. There is no guarantee that such trademark registrations will be granted. Ultimate Escapes cannot assure that all of the steps Ultimate Escapes has taken to protect Ultimate Escapes’ trademarks will be adequate to prevent imitation of Ultimate Escapes’ trademarks by others. The unauthorized reproduction of Ultimate Escapes’ trademarks could diminish the value of Ultimate Escapes’ brand and its market acceptance, competitive advantages or goodwill, which could reduce Ultimate Escapes’ business and reduce revenues.

Changes in weather patterns as a result of global warming could have an adverse effect on Ultimate Escapes’ business.

Scientific reports indicate that, as a result of human activity:

•	temperatures around the world have been increasing and are likely to continue to increase as a result of increasing atmospheric concentrations of carbon dioxide and other carbon compounds;
•	the frequency and severity of storms, and flooding, are likely to increase;
•	severe weather is likely to occur in places where the climate has historically been more mild; and
•	average sea levels have risen and are likely to rise more, threatening worldwide coastal development.

We cannot predict the effects that these phenomena may have on our business. Ultimate Escapes could be impacted to the extent that global warming trends affect established weather patterns or exacerbate extreme weather or weather fluctuations, hindering or preventing travel by our members in certain circumstances. They might also affect the desirability of some of our properties, such as ones located on beaches or in skiing areas, increase the cost and reduce the availability of insurance covering damage from natural disasters for some of our properties and lead to new laws and regulations that increase our expenses and reduce our revenues. Any of these consequences, and other consequences of global warming that we do not foresee, could materially and adversely affect our sales, profits and financial condition.

Risks Related to SAAC and the Acquisition

If SAAC is unable to effect a business combination by October 29, 2009, it will be forced to liquidate, SAAC’s public stockholders may receive less than $7.94 per share and the warrants will expire worthless.

If SAAC does not complete the Acquisition by October 29, 2009, its amended and restated certificate of incorporation provides that its corporate existence will automatically terminate and it will distribute to all of the holders of the Public Shares in proportion to the number of shares held by them, an aggregate sum equal to the amount in the trust account, inclusive of any interest, plus any remaining net assets, less expenses or reserves for obligations and claims of creditors. In the event of liquidation, there will be no distribution with respect to SAAC’s outstanding warrants. Accordingly, the warrants will expire worthless.

As of October 13, 2009, the record date, SAAC’s trust balance was $79,451,058.36. SAAC does not anticipate that the trust account balance at the time the Acquisition is completed will be materially greater than the funds held in trust as of October 13, 2009.

If SAAC is forced to liquidate, SAAC’s stockholders may be held liable for claims by third parties against SAAC to the extent of distributions received by them.

SAAC’s amended and restated certificate of incorporation provides that SAAC will continue in existence only until October 29, 2009. If SAAC has not completed a business combination by such date, pursuant to the Delaware General Corporation Law, or DGCL, its corporate existence will cease except for the purposes of winding up its affairs and liquidating pursuant to Section 278 of the DGCL, in which case SAAC will as promptly as practicable thereafter adopt a plan of distribution in accordance with Section 281(b) of the DGCL. Section 278 provides that SAAC’s existence will continue for at least three years after its expiration for the purpose of prosecuting and defending suits, whether civil, criminal or administrative, by or against SAAC, and of enabling SAAC gradually to settle and close its business, to dispose of and convey its property, to discharge its liabilities and to distribute to its stockholders any remaining assets, but not for the purpose of continuing the business for which it was organized. SAAC’s existence will continue automatically even beyond the three-year period for the purpose of completing the prosecution or defense of suits begun prior to the expiration of the three-year period, until such time as any judgments, orders or decrees resulting from such suits are fully executed. Section 281(b) will require SAAC to pay or make reasonable provision for all then-existing claims and obligations, including all contingent, conditional, or unmatured contractual claims known to it, and to make such provision as will be reasonably likely to be sufficient to provide compensation for any then pending claims and for claims that have not been made known to it or that have not arisen but that, based on facts known to SAAC at the time, are likely to arise or to become known to it within 10 years after the date of dissolution. Accordingly, SAAC would be required to provide for any claims of creditors known to it at that time or those claims that it believes could be potentially brought against it within the subsequent 10 years prior to distributing the funds held in the trust account to stockholders. SAAC cannot assure you that it will properly assess all claims that may be potentially brought against it. As such, SAAC’s stockholders could potentially be liable for any claims to the extent of distributions received by them (but no more) and any liability of SAAC’s stockholders may extend beyond the third anniversary of the date of distribution. Accordingly, there can be no assurance that third parties will not seek to recover from SAAC’s stockholders amounts owed to them by SAAC.

If SAAC is forced to file a bankruptcy case or an involuntary bankruptcy case is filed against it which is not dismissed, any distributions received by stockholders could be viewed under applicable debtor/creditor and/or bankruptcy laws as either a “preferential transfer” or a “fraudulent conveyance.” As a result, a bankruptcy court could seek to recover all amounts received by SAAC’s stockholders. Furthermore, because SAAC intends to distribute the proceeds held in the trust account to its public stockholders promptly after October 29, 2009, this may be viewed or interpreted as giving preference to SAAC’s stockholders over any potential creditors with respect to access to or distributions from SAAC’s assets. Furthermore, SAAC’s board of directors may be viewed as having breached its fiduciary duties to SAAC’s creditors and/or may have acted in bad faith, thereby exposing itself and SAAC to claims of punitive damages, by paying SAAC stockholders from the trust account prior to addressing the claims of creditors. There can be no assurance that claims will not be brought against SAAC for these reasons.

The financial statements included in this proxy statement do not take into account the consequences to SAAC of a failure to complete a business combination by October 29, 2009.

The financial statements included in this proxy statement have been prepared assuming that SAAC would continue as a going concern. As discussed in Note 1 to the Notes to the SAAC Financial Statements for the year ended December 31, 2008, SAAC is required to complete the Acquisition by October 29, 2009. The possibility of the Acquisition not being consummated raises substantial doubt as to SAAC’s ability to continue as a going concern and the financial statements do not include any adjustments that might result from the outcome of this uncertainty.

SAAC’s working capital will potentially be reduced by $50 million as it is expected that SAAC stockholders will exercise their conversion rights in connection with the Acquisition and up to $26 million will be used to fund post-closing share repurchases, which may adversely affect SAAC’s business and future operations.

Pursuant to SAAC’s current amended and restated certificate of incorporation, holders of Public Shares may vote against the Acquisition Proposal and demand that SAAC convert their Public Shares into a pro rata share, calculated as of two business days prior to the anticipated consummation of the Acquisition, of the trust account where a substantial portion of the net proceeds of the IPO are held. If each of the Pre-Acquisition Charter Amendment Proposals is approved, then holders of Public Shares that vote either for or against the Acquisition Proposal may demand that SAAC convert their Public Shares into their pro rata portion of the funds available in the trust account as of two business days prior to the consummation of the Acquisition. The Conversion Amendment Proposal, by permitting even those holders of Public Shares who vote in favor of the Acquisition Proposal to elect to convert their shares, will likely result in SAAC’s working capital being substantially less than what would have been the case had conversion rights remained limited to those holders of Public Shares who vote against the Acquisition Proposal. SAAC will not consummate the Acquisition if holders of 3,000,000 or more Public Shares vote against the Acquisition and exercise their conversion rights. Pursuant to the Contribution Agreement, up to $26 million may be used to fund post-closing share repurchases.

The funds held in SAAC’s trust account released upon consummation of the Acquisition will be used: (i) to pay the underwriters in SAAC’s IPO their deferred underwriting discounts and commissions (as renegotiated); (ii) to pay the $20 million (or possibly less, but in no event less than $10 million, depending on how many shares are converted or purchased by SAAC, as discussed elsewhere in this proxy statement) being contributed by SAAC pursuant to the terms of the Acquisition; (iii) SAAC’s transaction and other expenses and other accrued liabilities; (iv) to pay $3 million to the UE Owners for tax liabilities relating to the Acquisition; and (v) to purchase Public Shares from our stockholders following the consummation of the Acquisition. If holders of 30% less one share of the Public Shares seek to exercise their conversion rights, the maximum potential conversion cost would be approximately $26 million. Accordingly, following the Acquisition (and payment of all expenses), SAAC expects that SAAC will have a minimum of approximately $20 million for working capital and general corporate purposes. If such amount is insufficient to fund SAAC’s working capital requirements, it would need to borrow funds necessary to satisfy such requirements. There is no assurance that such funds would be available to SAAC on terms favorable to it or at all. If such funds were not available, SAAC’s operations and profitability may be adversely affected.

SAAC’s stockholders will experience dilution as a consequence of the issuance of securities as consideration in the Acquisition or pursuant to Ultimate Escapes’ redemption value exchange program, and will have substantially reduced influence on the management of SAAC.

SAAC will issue 7,178,841 shares of common stock upon the exchange of membership units by the UE Owners following the Acquisition (not including up to 7,000,000 earn-out units that may be earned). Upon consummation of the Acquisition, holders of Ultimate Escapes’ membership units will receive one share of

Series A Preferred Voting Stock for each membership unit they own. As a result, holders of Ultimate Escapes’ membership units will be entitled to receive 7,178,841 shares of SAAC voting stock, or approximately 60.5% of the issued and outstanding voting shares of SAAC (assuming that holders of 30% less one share of the Public Shares elect to convert their shares into a portion of the trust account and the maximum number of shares subject to forward contracts have been repurchased). Consequently, the ability of SAAC stockholders following the Acquisition to influence management of SAAC through the election of directors will be substantially reduced.

In addition, if Ultimate Escapes achieves certain Adjusted EBITDA targets in each of 2010, 2011 and/or 2012, SAAC will be required to issue additional shares of common stock to Ultimate Escapes’ members upon conversion of additional membership units issued if such targets are met. SAAC may also be required to issue up to an additional 1,259,446 shares of common stock following the Acquisition in exchange for Ultimate Escapes club members’ membership redemption value, to Ultimate Escapes club members who participate in the redemption value exchange program. Any such issuances would dilute the percentage ownership by the current SAAC stockholders in SAAC further and reduce their influence on management of SAAC. These issuances may also result in a decrease in the trading price of SAAC’s common stock.

SAAC is currently not in compliance with the minimum distribution requirements of the NYSE Amex’s Company Guide and, as a result, the NYSE Amex may delist SAAC’s securities from quotation on its exchange, limiting investors’ ability to make transactions in our securities and subject us to additional trading restrictions.

SAAC’s common stock, units and warrants are listed on the NYSE Amex, a national securities exchange. Following the Acquisition, SAAC intends to re-apply to NYSE Amex in order to maintain the listing of its common stock, units and warrants. SAAC is currently at risk of having its common stock, units and warrants delisted by the NYSE Amex because SAAC is currently not in compliance with the minimum distribution requirements of the NYSE Amex’s Company Guide. As of the record date, SAAC had 6 record holders and 237 beneficial holders. NYSE Amex’s minimum distribution requirement under the listing standard applicable to SAAC requires a minimum of 400 stockholders. In addition, SAAC intends to purchase up to $26 million of Public Shares in connection with obtaining the approval of the Acquisition, which may exacerbate SAAC’s ability to meet the minimum distribution listing requirement. If the NYSE Amex delists our securities from quotation on its exchange, this would limit investors’ ability to make transactions in our securities.

In the event that the Conversion Amendment Proposal is approved and the Acquisition is consummated, stockholders who do not exercise their conversion rights could hold shares in a company that has very few public stockholders, and the ability to buy and sell SAAC’s shares in the future could be significantly impaired.

If the Conversion Amendment Proposal is approved, then holders of Public Shares that vote either for or against the Acquisition Proposal may demand that SAAC convert their Public Shares into a pro rata share, calculated as of two business days prior to the anticipated consummation of the Acquisition. We anticipate that a significant number of holders of Public Shares will elect to convert their Public Shares to cash. As a result, after completion of the Acquisition, SAAC may have very few public stockholders. This could result in a significant impairment in a stockholder’s ability to buy and sell shares in the open market. In addition, SAAC is already at risk of the NYSE Amex delisting its common stock, units and warrants because SAAC is currently not in compliance with the minimum distribution requirements of the NYSE Amex’s Company Guide. As of the record date, SAAC had 6 record holders and 237 beneficial holders. NYSE Amex’s minimum distribution requirement under the listing standard applicable to SAAC requires a minimum of 400 stockholders. The failure to meet the minimum number of holders requirement for continued listing, due to a significant number of holders of Public Shares electing to convert their Public Shares to cash, may exacerbate SAAC’s ability to regain compliance and prevent the delisting its common stock, units and warrants by the NYSE Amex from quotation on its exchange, further adversely impacting a stockholder’s ability to buy and sell shares.

Future sales of SAAC’s common stock may cause the market price of its securities to drop significantly, even if its business is doing well.

In accordance with lock-up agreements to be executed in connection with the consummation of the Acquisition, the current owners of Ultimate Escapes will be able to sell their shares of common stock of SAAC they are entitled to receive upon conversion of their membership units in connection with the Acquisition beginning on the first anniversary of the consummation of the Acquisition. In accordance with SEC regulations, the founders, officers and directors of SAAC will not be able to sell any of the SAAC common stock they receive in exchange for their founders shares until the first anniversary of the consummation of the Acquisition, subject to certain exceptions. Pursuant to the registration rights agreement to be entered into in connection with the consummation of the Acquisition, the current owners of Ultimate Escapes will be entitled to registration rights, subject to certain limitations, with respect to shares of SAAC common stock for which their membership units of Ultimate Escapes may be exchanged. SAAC has agreed, as soon as possible after the closing date of the Acquisition but in no event later than eight months from the closing date, to file a registration statement covering the shares of SAAC common stock for which their membership units of Ultimate Escapes may be exchanged. Ultimate Escapes’ current owners will also have certain “piggyback” registration rights applicable to registration statements filed by SAAC following the consummation of the Acquisition. In addition, pursuant to a registration rights agreement between SAAC and its initial stockholders, SAAC’s initial stockholders or their permitted transferees will be entitled to rights to demand two times that SAAC register the resale of the founder shares at any time generally commencing one year after the consummation of the Acquisition, in addition to certain “piggyback” registration rights applicable to registration statements filed by SAAC. The presence of these additional securities trading in the public market may have an adverse effect on the market price of SAAC securities. The sale by any of the foregoing, or entities they control or their permitted transferees, could cause the market price of SAAC’s securities to decline.

SAAC may apply the net proceeds released from the trust account in a manner that does not improve its results of operations or increase the value of your investment.

If the Acquisition is consummated, the funds held in the trust account will be released: (i) to pay the underwriters in SAAC’s IPO their deferred underwriting discounts and commissions (as renegotiated); (ii) to pay SAAC’s transaction and other expenses and other accrued liabilities; (iv) to pay $3 million to the UE Owners for tax liabilities relating to the Acquisition; and (v) to purchase Public Shares from our stockholders following the consummation of the Acquisition. The remaining balance of the trust account proceeds, estimated to be approximately $20 million (or possibly less, but in no event less than $10 million, depending on how many shares are converted or purchased by SAAC, as discussed elsewhere in this proxy statement), will be used by for working capital and general corporate purposes. Other than these uses, SAAC does not have specific plans for the funds and will have broad discretion regarding how it uses such funds. These funds could be used in a manner with which you may not agree or applied in ways that do not improve SAAC’s results of operations or increase the value of your investment.

If SAAC stockholders fail to comply with the conversion requirements specified in this proxy statement, they will not be entitled to convert their shares of common stock of SAAC into a pro rata portion of the trust account.

Holders of Public Shares who affirmatively vote either for or against the Acquisition may demand that SAAC convert their shares into a pro rata portion of the trust account, calculated as of two business days prior to the anticipated consummation of the Acquisition. SAAC stockholders who seek to exercise this conversion right must affirmatively vote either for or against the Acquisition and deliver their stock (either physically or electronically) to SAAC’s transfer agent prior to the Special Meeting of Stockholders. Any SAAC stockholder who fails to vote either for or against the Acquisition Proposal or who fails to deliver his or her stock certificates will not be entitled to convert his or her shares into a pro rata portion of the trust account for conversion of his or her shares. See the section entitled, “Special Meeting of SAAC Stockholders and Special Meeting of SAAC Warrantholders —  Conversion Rights” for additional information on how to exercise your conversion rights.

SAAC’s current directors and executive officers have certain interests in consummating the Acquisition that may have influenced their decision to approve the business combination with Ultimate Escapes.

The SAAC founders, including SAAC’s current directors and executive officers, not only approved the Acquisition but were solely responsible for evaluating the fairness of the transaction and whether the value of Ultimate Escapes equaled at least 80% of SAAC’s net assets (excluding deferred underwriting discounts and commissions). SAAC’s founders beneficially own founders’ shares that were purchased prior to its IPO for an aggregate purchase price of $25,000, or approximately $0.01 per share. Additionally, Secure America Acquisition Holdings, LLC, which is beneficially owned by certain of SAAC’s directors and executive officers, purchased 2,075,000 Sponsors’ Warrants for an aggregate purchase price of $2,075,000, or $1.00 per warrant, in a private placement that occurred immediately prior to SAAC’s IPO. Such persons are not entitled to receive any of the cash proceeds that may be distributed upon SAAC’s liquidation with respect to shares they acquired prior to its IPO. Therefore, if the Acquisition is not approved and SAAC does not consummate another business combination by October 29, 2009 and is forced to liquidate, such Founders’ Shares and Sponsors’ Warrants held by such persons will be worthless. As of October 13, 2009, the record date for the special meeting, SAAC’s Founders held $19,800,000 in common stock (based on a market price of $7.92) and $186,750 in warrants (based on a market price of $0.09).

Additionally, the transactions contemplated by the Contribution Agreement provide that C. Thomas McMillen and Mark A. Frantz will be directors of SAAC after the closing of the Acquisition. As such, in the future Messrs. McMillen and Frantz will receive any cash fees, stock options or stock awards that the SAAC board of directors determines to pay to its other non-executive directors.

These financial interests of SAAC’s Founders may have influenced their decision to approve SAAC’s Acquisition and to pursue the Acquisition. In considering the recommendations of SAAC’s board of directors to vote for the Acquisition Proposal and other proposals, SAAC stockholders should consider these interests.

SAAC’s ability to request indemnification from the UE Owners for damages arising out of the Acquisition is limited to those claims where damages exceed $600,000 and is also limited to the shares of common stock issued in the Acquisition which will be held in escrow or may be set-off against earn-out payments.

To provide a fund to secure the indemnification obligations of Ultimate Escapes to SAAC against losses that SAAC may sustain as a result of (i) the inaccuracy or breach of any representation or warranty made by Ultimate Escapes or any UE Owner in the Contribution Agreement or any schedule or certificate delivered by it or its members in connection with the Contribution Agreement and (ii) the non-fulfillment or breach of any covenant or agreement made by Ultimate Resort or Ultimate Escapes in the Contribution Agreement, the UE Owners will place in escrow (with SAAC’s transfer agent or another independent escrow agent) an aggregate of 717,884 membership units of Ultimate Escapes, or 10% of the aggregate number of membership units owned by the UE owners immediately prior to the Acquisition. With respect to claims based upon certain representations and warrants deemed “Fundamental Representations” by the parties or fraud or intentional or willful misrepresentation or omission, those claims are not limited to the escrowed units but are subject to a cap of 25% of the aggregate number of membership units owned by the UE owners immediately prior to the Acquisition, which amount in excess of the escrowed units may be satisfied by SAAC setting off such claims against payments due to the UE Owners for any future earn-out payments. Claims for indemnification may be asserted against the escrow by SAAC once its damages exceed a $600,000 deductible and will be reimbursable, by cancellation of such units or set-off against future earn-out payments, as applicable. to the full extent of the damages in excess of such amount. Claims for indemnification may be asserted until the later of fifteen days after the date on which SAAC files its Annual Report on Form 10-K for the year ending December 31, 2010 or April 15, 2011, with respect to certain claims; up to the applicable statute of limitations with respect to claims based upon the breach of certain designated representations and warranties; and up to the sixth anniversary of the closing date of the Contribution Agreement with respect to claims based upon the breach of “Fundamental Representations” by the parties or fraud or intentional or willful misrepresentation or omission. As a consequence of these limitations, SAAC may not be able to be entirely compensated for indemnifiable damages that it may sustain.

Secure America Acquisition Holdings, LLC currently owns shares of SAAC’s common stock which will not participate in liquidation distributions and, due to the fact that all of SAAC’s current officers and certain of SAAC’s directors are affiliated with Secure America Acquisition Holdings, LLC, a conflict of interest may arise in determining whether the business combination with Ultimate Escapes is appropriate.

Secure America Acquisition Holdings, LLC owns 2,360,000 shares of SAAC common stock that were issued prior to the IPO and has waived its right to receive distributions with respect to all of such shares upon SAAC’s liquidation if SAAC is unable to consummate a business combination. The shares acquired prior to this offering by SAAC’s existing stockholders will be worthless if SAAC does not consummate a business combination. Additionally, the 2,075,000 SAAC warrants held by the founders will expire worthless in the event of SAAC’s liquidation. All of SAAC’s current officers and certain of SAAC’s directors are affiliated with Secure America Acquisition Holdings, LLC and, therefore, these financial interests of SAAC’s founders, officers and directors and entities affiliated with them may have influenced their decision to approve the Acquisition. You should consider these interests when evaluating the Acquisition and the recommendation of SAAC’s board of directors to vote in favor of the Acquisition Proposal and other proposals to be presented to the stockholders and warrantholders.

Additionally, the Voting Agreement to be entered into in connection with the Contribution Agreement provides that C. Thomas McMillen and Mark A. Frantz will be directors of SAAC following the Acquisition. As such, in the future Messrs. McMillen and Frantz will receive any cash fees, stock options or stock awards that SAAC’s board of directors determines to pay to its non-executive directors.

If the Acquisition is completed, a large portion of the funds in the trust account established by SAAC in connection with its IPO for the benefit of the holders of the Public Shares may be used for the purchase, directly or indirectly, of up to approximately $26 million of Public Shares. As a consequence, if the Acquisition is completed, such funds will not be available to SAAC for working capital and general corporate purposes and the number of beneficial holders of SAAC’s and SAAC’s securities may be further reduced to a number that will preclude the quotation, trading or listing of SAAC’s securities other than on the Over-the-Counter Bulletin Board.

After the payment of expenses associated with the transaction, the balance of funds in SAAC’s trust account will be available to SAAC for working capital and general corporate purposes. However, a portion of the funds in the trust account may be used to acquire Public Shares, either from holders thereof who vote against the Acquisition Proposal and elect to convert their shares into cash or from holders thereof who have indicated their intention to do so but first sell their shares to SAAC or its affiliates so that such shares will be voted in favor of the Acquisition Proposal. As a consequence of such purchases:

•	the funds in SAAC’s trust account that are so used will not be available to SAAC after the Acquisitionand the actual amount of such funds that SAAC may retain for its own use will be diminished; and
•	the public “float” of SAAC’s common stock and the number of beneficial holders of SAAC’s and SAAC’s securities may be further reduced below the minimum requirements of the NYSE Amex, making it more difficult to maintain the listing or trading of SAAC’s securities on the NYSE Amex.

Further, SAAC is already at risk of the NYSE Amex delisting its common stock, units and warrants because SAAC is currently not in compliance with the minimum distribution requirements of the NYSE Amex’s Company Guide. As of the record date, SAAC had 6 record holders and 237 beneficial holders. NYSE Amex’s minimum distribution requirement under the listing standard applicable to SAAC requires a minimum of 400 stockholders. The consummation of such purchases by SAAC may further reduce the number of holders of SAAC’s securities, exacerbating SAAC’s ability to regain compliance with the NYSE Amex minimum distribution listing requirement.

Public stockholders at the time of the Acquisition who purchased their units in the IPO and do not exercise their conversion rights may have rescission rights and related claims.

There are several aspects of the Acquisition and the other matters described in this proxy statement which were not described in the prospectus issued by SAAC in connection with its IPO. These include: that SAAC may consummate a business combination outside of the homeland security industry; that SAAC may seek to amend the definition of “business combination” in its certificate of incorporation; that SAAC may seek to amend its amended and restated certificate of incorporation to provide conversion rights to holders of Public Shares, regardless of whether such holder votes for or against the business combination; that the funds in the trust account might be used to purchase shares from stockholders of SAAC who have indicated their intention to vote against the Acquisition and convert their shares into cash; and that SAAC may seek to amend the terms of the Warrant Agreements to revise the exercise price and the expiration date. Consequently, SAAC’s consummation of a business combination with Ultimate Escapes which does not operate in the homeland security industry, SAAC’s filing of the Pre-Acquisition Charter Amendment in connection with the Acquisition, SAAC’s use of funds in the trust account to purchase shares of stockholders who have indicated their intention to vote against the Acquisition or SAAC’s amendment of the Warrant Agreements might be grounds for a stockholder who purchased shares in the IPO, excluding the SAAC founders, and still held them at the time of the Acquisition without seeking to convert them into cash, to seek rescission of the purchase of the units he acquired in the IPO. A successful claimant for damages under federal or state law could be awarded an amount to compensate for the decrease in value of his or her shares caused by the alleged violation (including, possibly, punitive damages), together with interest, while retaining the shares. If SAAC is required to pay damages, its results of operations could be adversely affected.

If SAAC is unable to complete the Acquisition by October 29, 2009, its amended and restated certificate of incorporation provides that its corporate existence will automatically terminate and SAAC will dissolve and liquidate. In such event, third parties may bring claims against SAAC and, as a result, the proceeds held in trust could be reduced and the per share liquidation price received by stockholders could be less than $7.94 per share.

SAAC must complete the Acquisition by October 29, 2009, when, pursuant to its amended and restated certificate of incorporation, its corporate existence will terminate and it will be required to liquidate. In such event, third parties may bring claims against SAAC. Although SAAC has obtained waiver agreements from vendors and service providers it has engaged and prospective target businesses with which it has negotiated, whereby such parties have waived any right, title, interest or claim of any kind in or to any monies held in the trust account for the benefit of SAAC’s public stockholders, there is no guarantee that they will not seek recourse against the trust account. Furthermore, there is no guarantee that such entities will agree to waive any claims they may have in the future as a result of, or arising out of, any negotiations, contracts or agreements with SAAC and will not seek recourse against the trust account for any reason. There is also no guarantee that a court would uphold the validity of such agreements. Further, SAAC could be subject to claims from parties not in contract with it who have not executed a waiver, such as a third party claiming tortious interference as a result of the Acquisition.

Accordingly, the proceeds held in trust could be subject to claims which could take priority over those of SAAC’s public stockholders and, as a result, the per share liquidation price could be less than $7.94 due to claims or reserves for claims of such creditors. If SAAC liquidates before the consummation of a business combination and distributes the proceeds held in trust to its public stockholders, C. Thomas McMillen and Harvey Weiss, SAAC’s Co-Chief Executive Officers and members of its board of directors, have agreed pursuant to agreements with SAAC and the representative of the underwriters, that they will be personally liable, on a joint and several basis, for ensuring that the proceeds in the trust account are not reduced by the claims of target businesses or claims of vendors or other entities that are owed money by SAAC for services rendered or contracted for or products sold to it, to the extent that such target businesses, vendors or entities did not execute a valid and enforceable waiver.

Additionally, if SAAC is forced to file a bankruptcy case or an involuntary bankruptcy case is filed against it which is not dismissed, the proceeds held in the trust account could be subject to applicable claims under bankruptcy law, and may be included in SAAC’s bankruptcy estate and subject to the claims of third parties with priority over the claims of SAAC’s stockholders. To the extent any bankruptcy or other claims deplete the trust account, there can be no assurance that SAAC will be able to return to its public stockholders at least $7.94 per share.

Stockholders of SAAC who wish to convert their shares into a pro rata portion of the trust account must comply with specific requirements for conversion that may make it more difficult for them to exercise their conversion rights prior to the deadline for exercising conversion rights.

SAAC will require public stockholders who wish to convert their shares into a pro rata portion of the trust account to tender their certificates to its transfer agent prior to the Special Meeting of Stockholders or to deliver their shares to the transfer agent electronically through the DTC DWAC System. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC and SAAC’s transfer agent will need to act to facilitate this request. It is SAAC’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, because SAAC does not have any control over this process or over the brokers or DTC, it may take significantly longer than two weeks to obtain a physical stock certificate. If it takes longer than anticipated to obtain a physical certificate, stockholders who wish to convert their shares may be unable to obtain physical certificates by the deadline for exercising their conversion rights and thus will be unable to convert their shares.

SAAC warrant holders will not be able to exercise their warrants if an effective registration statement is not in place when they desire to do so.

No public warrant will be exercisable and SAAC will not be obligated to issue shares of common stock unless, at the time a holder seeks to exercise such public warrant, a prospectus relating to the common stock issuable upon exercise of the warrant is current. Under the terms of the warrant agreement, SAAC will be required to use its best efforts to meet these conditions and to maintain a current prospectus relating to the shares of common stock issuable upon exercise of the warrants until the expiration of the warrants. However, there can be no assurance that SAAC will be able to do so, and if it does not maintain a current prospectus related to the shares of common stock issuable upon exercise of the warrants, holders will be unable to exercise their warrants. Additionally, SAAC will have no obligation to settle the warrants for cash or “net cash settle” any warrant exercise. Accordingly, if the prospectus relating to the common stock issuable upon the exercise of the warrants is not current, the warrants may have no value, the market for the warrants may be limited and the warrants may expire worthless. If the warrants expire worthless, this would mean that a person who paid $8.00 for a unit in SAAC’s IPO and who did not sell the warrant included in the unit would have effectively paid $8.00 for one share of SAAC common stock.

An investor will only be able to exercise a warrant if the issuance of SAAC common stock upon such exercise has been registered or qualified or is deemed exempt under the securities laws of the state of residence of the holder of the warrants.

No warrants will be exercisable by a warrant holder and SAAC will not be obligated to issue shares of common stock unless the shares of common stock issuable upon such exercise have been registered or qualified or deemed to be exempt under the securities laws of the state of residence of the holder of the warrants. At the time that the warrants become exercisable (following completion of the Acquisition), SAAC expects its securities to continue to be listed on the NYSE Amex, which would provide an exemption from registration in every state. Accordingly, SAAC believes holders in every state will be able to exercise their warrants as long as its prospectus relating to the shares of common stock issuable upon exercise of the warrants is current. However, there can be no assurance of this fact, particularly because SAAC is currently at risk of having its securities, including its warrants, delisted by the NYSE Amex because SAAC is currently not in compliance with the minimum distribution requirements of the NYSE Amex’s Company Guide. If a warrant holder is unable to exercise his warrants in a particular state, he may be forced to sell his warrant and therefore lose out of the benefit of purchasing SAAC stock. Furthermore, the price he receives for his warrant may not equal the difference between the exercise price and the stock price.

If the Acquisition’s benefits do not meet the expectations of financial or industry analysts, the market price of SAAC’s securities and, following the Acquisition, SAAC’s securities, may decline.

The market price of SAAC’s securities prior to the consummation of the Acquisition or the market price of SAAC’s securities following the Acquisition may decline as a result of the Acquisition if:

•	SAAC does not achieve the perceived benefits of the Acquisition as rapidly, or to the extent anticipated by, financial or industry analysts; or

•	the effect of the Acquisition on SAAC’s financial results is not consistent with the expectations of financial or industry analysts.

Accordingly, investors may experience a loss as a result of a decline in the market price of SAAC’s securities prior to the Acquisition or SAAC’s securities following the Acquisition. A decline in the market price of SAAC’s securities also could adversely affect its ability to issue additional securities and its ability to obtain additional financing in the future.

SAAC’s board of directors did not obtain a fairness opinion in determining whether or not to proceed with the transaction with Ultimate Escapes and, as a result, the terms may not be fair from a financial point of view to SAAC’s public stockholders.

In analyzing the transaction with Ultimate Escapes, the SAAC board of directors conducted significant due diligence on Ultimate Escapes. For a complete discussion of the factors utilized by SAAC’s board in approving the Acquisition, see the section entitled, “Proposals to be Considered by SAAC Stockholders — The Acquisition Proposal — SAAC’s Board of Directors’ Reasons for the Approval of the Acquisition.” The SAAC board of directors believes because of the financial skills and background of its directors, it was qualified to conclude that the business combination was fair from a financial perspective to its stockholders and that Ultimate Escapes’ fair market value was at least 80% of SAAC’s net assets (excluding deferred underwriting discounts and commissions). Notwithstanding the foregoing, SAAC’s board of directors did not obtain a fairness opinion to assist it in its determination. Accordingly, SAAC’s board of directors may be incorrect in its assessment of the transaction.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements made in this proxy statement constitute forward-looking statements. Forward-looking statements include statements preceded by, followed by or that include the words “may,” “could,” “would,” “should,” “believe,” “expect,” “anticipate,” “plan,” “estimate,” “target,” “project,” “potential,” “intend” or similar expressions. These statements include, among others, statements regarding the successful Acquisition of Ultimate Escapes, Ultimate Escapes’ expected business outlook, anticipated financial and operating results, business strategy and means to implement the strategy, the amount and timing of capital expenditures, the likelihood of its success in building its business, financing plans, budgets, working capital needs and sources of liquidity. SAAC and Ultimate Escapes believe it is important to communicate their expectations to their stockholders. However, there may be events in the future that they are not able to predict accurately or over which they have no control.

Forward-looking statements, estimates and projections are based on management’s beliefs and assumptions, are not guarantees of performance and may prove to be inaccurate. Forward-looking statements also involve risks and uncertainties that could cause actual results to differ materially from those contained in any forward-looking statement and which may have a material adverse effect on Ultimate Escapes’ business, financial condition, results of operations and liquidity. A number of important factors could cause actual results or events to differ materially from those indicated by forward-looking statements. These risks and uncertainties include, but are not limited to:

•	SAAC’s ability to complete its initial business combination within the specified time limits;
•	officers and directors allocating their time to other businesses and potentially having conflicts of interest with SAAC’s business or in approving the Acquisition;
•	success in retaining or recruiting, or changes required in, SAAC’s officers, key employees or directors following the Acquisition;
•	the potential liquidity and trading of SAAC’s public securities;
•	SAAC’s revenues and operating performance;
•	changes in overall economic conditions;
•	anticipated business development activities of SAAC following the Acquisition;
•	risks and costs associated with regulation of corporate governance and disclosure standards (including pursuant to Section 404 of the Sarbanes-Oxley Act of 2002); and
•	other risks referenced from time to time in SAAC and SAAC’s filings with the SEC and those factors listed in this proxy statement under “Risk Factors.”

Should one or more of these risks or uncertainties materialize, or should any of the underlying assumptions prove incorrect, actual results may vary in material respects from those expressed or implied by these forward-looking statements. You should not place undue reliance on these forward-looking statements. Neither SAAC nor Ultimate Escapes undertakes any obligation to update or revise any forward-looking statements to reflect events or circumstances after the date of this proxy statement, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Before you grant your proxy or instruct how your vote should be cast or voted on the proposals set forth in this proxy statement, you should be aware that the occurrence of the events described in the section entitled, “Risk Factors,” and elsewhere in this proxy statement could have a material adverse effect on SAAC or Ultimate Escapes.

SPECIAL MEETING OF SAAC WARRANTHOLDERS AND
SPECIAL MEETING OF SAAC STOCKHOLDERS

General

SAAC is furnishing this proxy statement to its warrantholders and stockholders as part of the solicitation of proxies by its board of directors for use at SAAC’s Special Meeting of Warrantholders and Special Meeting of Stockholders to be held on October 28, 2009, and at any adjournment or postponement thereof. This proxy statement is first being furnished to SAAC warrantholders and SAAC stockholders on or about October 16, 2009. This proxy statement provides you with information you need to know to be able to vote or instruct your vote to be cast at the Special Meeting of Warrantholders and Special Meeting of Stockholders, as applicable.

Date, Time and Place of Special Meetings

The Special Meeting of Warrantholders will be held on October 28, 2009, at 10:00 a.m., Eastern time, at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., The Chrysler Center, 666 Third Avenue, 25th Floor, New York, New York 10017, or such other date, time and place to which such meeting may be adjourned or postponed. The Special Meeting of Stockholders will be held immediately following the Special Meeting of Warrantholders at 10:30 a.m., Eastern time, at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., The Chrysler Center, 666 Third Avenue, 25th Floor, New York, New York 10017, or such other date, time and place to which such meeting may be adjourned or postponed.

Purpose of the SAAC Special Meeting of Warrantholders

At the Special Meeting of Warrantholders, SAAC will ask holders of its warrants to consider and vote upon the following proposals:

•	The Warrant Amendment Proposal — to consider and vote upon a proposal to amend the Warrant Agreement, which governs the terms of all SAAC’s outstanding warrants, including the sponsor warrants, in connection with SAAC’s consummation of the Acquisition. The amendments to the Warrant Agreement would: (i) increase the exercise price of the SAAC warrants from $5.25 to $8.80 per share; (ii) increase the reported last sale price at which SAAC may require redemption of its warrants from $11.50 to $15.05 per share; and (iii) extend the expiration date of the SAAC warrants from October 23, 2011 to the date that is four years from the closing date of the Acquisition. SAAC believes that these amendments to its warrants will increase its strategic opportunities and attractiveness to future investors by being less dilutive as well as providing an additional source of capital for SAAC in the future, if the warrants are exercised;
•	The Warrantholder Adjournment Proposal — to consider and vote upon a proposal to adjourn the Special Meeting of Warrantholders to a later date or dates, if necessary, to permit further solicitation and voting of proxies if, based upon the tabulated vote at the time of the Special Meeting of Warrantholders, there are not sufficient votes to authorize the Warrant Amendment; and
•	Such other procedural matters as may properly come before the Special Meeting of Warrantholders or any adjournment or postponement thereof.

Purpose of the SAAC Special Meeting of Stockholders

At the Special Meeting of Stockholders, SAAC will ask holders of its common stock to consider and vote upon the following proposals:

•	The Business Combination Amendment Proposal — to consider and vote upon an amendment to SAAC’s amended and restated certificate of incorporation to modify the definition of “Business Combination” to include target businesses outside of the homeland security industry, because SAAC considered and analyzed numerous companies and acquisition opportunities in the homeland security industry in its search for an attractive business combination candidate, but did not believe that any of those candidates would be as attractive to public stockholders as the proposed Acquisition (as described below), which SAAC believes is in an industry with strong growth prospects;
•	The Conversion Amendment Proposal — to consider and vote upon an amendment to paragraph C of Article Sixth of SAAC’s amended and restated certificate of incorporation to provide conversion rights to holders of Public Shares, regardless of whether such holder votes for or against the business combination. If you vote “FOR” this proposal, you will be voting to provide all holders of Public Shares who vote either for or against the Acquisition the right to convert those shares into cash, if the Acquisition is approved, rather than limiting conversions only to those holders of Public Shares voting against the Acquisition;
•	The Preferred Capitalization Proposal — to consider and vote upon an amendment to SAAC’s amended and restated certificate of incorporation to increase the number of authorized shares of SAAC’s preferred stock from 1,000,000 to 20,000,000 shares, of which 14,178,841 shares will be designated by SAAC’s board of directors as a new series of SAAC preferred stock titled Series A Preferred Voting Stock, which will be entitled to one vote per share and to vote as a single class with the common stock on all matters, but which will not be entitled to any liquidation preference, dividends or certain other distributions;
•	The Acquisition Proposal — to approve (i) the Contribution Agreement, pursuant to which, among other things, SAAC will receive approximately 4,717,930 membership units of Ultimate Escapes, assuming the maximum number of conversions and forward contracts (which units will increase on a one-for-one basis to the extent fewer than approximately 6,225,656 shares of SAAC common stock are converted into cash or canceled based upon the settlement of forward contracts immediately following the closing) and, of the $30 million expected to be left with SAAC, at least $20 million will be contributed to Ultimate Escapes; (ii) the Operating Agreement of Ultimate Escapes, to be entered into upon the consummation of the transactions contemplated by the Contribution Agreement, pursuant to which the UE Owners will be able to exchange their membership units of Ultimate Escapes for shares of common stock of SAAC and Ultimate Escapes would be managed in accordance with the terms of the Operating Agreement; and (iii) all other transactions contemplated by the Contribution Agreement and Operating Agreement;
•	The Corporate Existence Amendment Proposal — to consider and vote upon an amendment to SAAC’s amended and restated certificate of incorporation to delete the defined term “Termination Date” so as to change SAAC’s limited corporate existence to perpetual;
•	The Common Capitalization Proposal — to consider and vote upon an amendment to SAAC’s amended and restated certificate of incorporation to increase the number of authorized shares of SAAC’s common stock from 50,000,000 shares to 300,000,000 shares;
•	The Charter Amendment and Restatement Proposal — to consider and vote upon amendments to SAAC’s amended and restated certificate of incorporation to: (i) change the name of SAAC from “Secure America Acquisition Corporation” to “Ultimate Escapes, Inc.;” (ii) remove provisions applicable to blank check companies that will no longer be applicable to SAAC after the Acquisition; and (iii) make certain other changes that SAAC’s board of directors believes are immaterial;
•	The Director Election Proposal — to elect five persons to SAAC’s board of directors, one of whom will serve until the annual meeting to be held in 2010, two will serve until annual meeting to be held in 2011 and two will serve until the annual meeting to be held in 2012, in each case, until their successors are duly elected and qualified;
•	The Incentive Plan Proposal — to consider and vote upon a proposal to adopt the Incentive Plan, pursuant to which 1,200,000 shares of common stock will be reserved for issuance to directors, executive officers and other employees upon the exercise of various types of equity awards to be granted pursuant to the terms of the Incentive Plan;
•	The Stockholder Adjournment Proposal — to consider and vote upon a proposal to adjourn the Special Meeting of Stockholders to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting of Stockholders, there are not sufficient votes to approve each of the Pre-Acquisition Charter Amendment Proposals, the Acquisition Proposal, each of the Post-Acquisition Charter Amendment Proposals or the Incentive Plan; and

•	Such other procedural matters as may properly come before the Special Meeting of Stockholders or any adjournment or postponement thereof.

Recommendation of SAAC Board of Directors

After careful consideration of each of the proposals, SAAC’s board of directors has unanimously determined that each of the Warrant Amendment Proposal and the Warrantholder Adjournment Proposal is fair to, and in the best interests of, SAAC and its warrantholders and unanimously recommends that SAAC warrantholders, vote FOR the Warrant Amendment Proposal and FOR the Warrantholder Adjournment Proposal.

After careful consideration of each of the proposals, SAAC’s board of directors has unanimously determined that each of the Pre-Acquisition Charter Amendment Proposals, the Acquisition Proposal, each of the Post-Acquisition Charter Amendment Proposals, the Incentive Plan Proposal and the Stockholder Adjournment Proposal is fair to, and in the best interests of, SAAC and its stockholders and unanimously recommends that SAAC stockholders vote FOR each of the Pre-Acquisition Charter Amendment Proposals, FOR the Acquisition Proposal, FOR each of the Post-Acquisition Charter Amendment Proposals, FOR the election of the persons nominated by SAAC’s management for election as directors, FOR the Incentive Plan Proposal and FOR the Stockholder Adjournment Proposal.

Record Date; Who is Entitled to Vote

SAAC has fixed the close of business on October 13, 2009, as the “record date” for determining SAAC warrantholders and the SAAC stockholders entitled to notice of and to attend and vote at the Special Meeting of Warrantholders and the Special Meeting of Stockholders, respectively. As of the close of business on the record date, there were 12,075,000 warrants outstanding and entitled to vote. Each warrant is entitled to one vote at the Special Meeting of Warrantholders. As of the close of business on the record date, there were 12,500,000 shares of SAAC’s common stock outstanding and entitled to vote, 10,000,000 of which are Public Shares. Each share of SAAC’s common stock is entitled to one vote per share at the Special Meeting of Stockholders.

Quorum and Vote Required for Warrantholder Proposals

A quorum of SAAC warrantholders is necessary to hold a valid meeting. A quorum will be present at the Special Meeting of Warrantholders if holders of a majority of the SAAC warrants outstanding and entitled to vote thereon as of the record date is represented in person or by proxy. Abstentions and broker non-votes, which are discussed further below, will count as present for the purposes of establishing a quorum.

The approval of the Warrant Amendment Proposal requires the affirmative vote of holders of a majority of the warrants outstanding as of the record date.

The approval of the Warrantholder Adjournment Proposal requires the affirmative vote of the holders of a majority of the SAAC warrants represented at the Special Meeting of Warrantholders and entitled to vote thereon as of the record date.

As of the record date for the Special Meeting of Warrantholders, Secure America Acquisition Holdings, LLC, SAAC’s sponsor, held approximately 17% of the outstanding SAAC warrants. SAAC’s sponsor has agreed to vote its SAAC warrants in favor of the proposals presented at the Special Meeting of Warrantholders.

Quorum and Vote Required for Stockholder Proposals

A quorum of SAAC stockholders is necessary to hold a valid meeting. A quorum will be present at the Special Meeting of Stockholders if a majority of the SAAC common stock outstanding and entitled to vote at the Special Meeting of Stockholders is represented in person or by proxy. Abstentions and broker non-votes, which are discussed further below, will count as present for the purposes of establishing a quorum.

The approval of each of the Pre-Acquisition Charter Amendment Proposals and each of the Post-Acquisition Charter Amendment Proposals requires the affirmative vote of a majority of the issued and outstanding shares of common stock of SAAC as of the record date.

The approval of the Acquisition Proposal requires the affirmative vote of the holders of a majority of the Public Shares represented in person or by proxy and entitled to vote thereon at the Special Meeting of Stockholders. The Acquisition will not be consummated if holders of 30% or more of the Public Shares (3,000,000 shares or more) vote against the Acquisition Proposal and properly demand conversion of their Public Shares into a pro rata portion of the trust account. You cannot seek conversion of your Public Shares unless you vote against the Acquisition Proposal.

The approval of the Incentive Plan Proposal and the Stockholder Adjournment Proposal each require the affirmative vote of the holders of a majority of the shares of SAAC common stock represented in person or by proxy and entitled to vote thereon at the Special Meeting of Stockholders.

Directors are elected by a plurality. “Plurality” means that the individuals who receive the largest number of votes cast “FOR” are elected as directors. Consequently, any shares not voted “FOR” a particular nominee (whether as a result of abstentions, a direction to withhold authority or a broker non-vote) will not be counted in the nominee’s favor.

As of the record date for the Special Meeting of Stockholders, the SAAC founders and their affiliates held approximately 20% of the outstanding shares of SAAC common stock, all of which shares were acquired prior to the consummation of SAAC’s IPO. Pursuant to letter agreements entered into by SAAC, the representative of the underwriters in SAAC’s IPO and each SAAC founder, the 2,500,000 founder shares will be voted in accordance with the majority of the votes cast by the holders of Public Shares with respect to the Acquisition Proposal, and any shares acquired after SAAC’s IPO will be voted in favor of the Acquisition Proposal.

Abstentions and Broker Non-Votes

Under the rules of various national and regional securities exchanges your broker, bank or nominee cannot vote your shares or warrants with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank or nominee. SAAC believes the proposals presented to the stockholders and to the warrantholders will be considered non-discretionary and, therefore, your broker, bank or nominee cannot vote your shares or warrants without your instruction. If you do not provide instructions with your proxy, your bank, broker or other nominee may deliver a proxy card expressly indicating that it is NOT voting your shares or warrants, as the case may be; this indication that a bank, broker or nominee is not voting your shares is referred to as a “broker non-vote.”

Abstentions are considered present for the purposes of establishing a quorum but will have the same effect as a vote “AGAINST” the Warrant Amendment Proposal and the Warrantholder Adjournment Proposal. A broker non-vote will have the same effect as a vote “AGAINST” the Warrant Amendment Proposal. Broker non-votes, while considered present for the purposes of establishing a quorum, will have no effect on the Warrantholder Adjournment Proposal.

Abstentions are considered present for the purposes of establishing a quorum but will have the same effect as a vote “AGAINST” each of the Pre-Acquisition Charter Amendment Proposals, the Acquisition Proposal, each of the the Post-Acquisition Charter Amendment Proposals, the Incentive Plan Proposal and the Stockholder Adjournment Proposal. Broker non-votes, while considered present for the purposes of establishing a quorum, will have the effect of a vote “AGAINST” each of the Pre-Acquisition Charter Amendment Proposals and each of the Post-Acquisition Charter Amendment Proposals and will have no effect on the Acquisition Proposal, the Incentive Plan Proposal and the Stockholder Adjournment Proposal.

Voting Your Warrants or Shares

Each SAAC warrant that you own in your name entitles you to one vote, and each share of SAAC common stock that you own in your name entitles you to one vote, in each case, on the applicable proposals. Your one or more proxy cards show the number of shares of SAAC warrants or common stock, as the case may be, that you own. There are two ways to vote your warrants and shares of common stock:

•	You can vote by phone, over the Internet, or by signing and returning the enclosed warrantholder and/or stockholder proxy card. If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your warrants or shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your warrants, your warrants will be voted as recommended by SAAC’s board of directors “FOR” the Warrantholder Adjournment Proposal. If you sign and return the proxy card but do not give instructions on how to vote your shares, your shares of SAAC common stock will be voted as recommended by SAAC’s board of directors: “FOR” each of the Pre-Acquisition Charter Amendment Proposals, “FOR” the Acquisition Proposal, “FOR” each of the Post-Acquisition Charter Amendment Proposals, “FOR” the persons nominated by SAAC’s management for election as directors, “FOR” the Incentive Plan Proposal and, if necessary, “FOR” the Stockholder Adjournment Proposal.
•	You can attend the Special Meeting of Warrantholders or the Special Meeting of Stockholders, as applicable, and vote in person. You will be given a ballot when you arrive. However, if your warrants or shares of common stock are held in the name of your broker, bank or other nominee, you must get a “Legal Proxy” from the broker, bank or other nominee. That is the only way SAAC can be sure that the broker, bank or nominee has not already voted your warrants or shares of common stock.

Revoking Your Proxy

If you give a proxy, you may revoke it at any time before the Special Meeting of Warrantholders or the Special Meeting of Stockholders, as the case may be, or at such meeting by doing any one of the following:

•	you may send another proxy card with a later date;
•	you may notify James Maurer, SAAC’s Secretary, in writing before the applicable Special Meeting that you have revoked your proxy; or
•	you may attend the applicable Special Meeting, revoke your proxy, and vote in person, as indicated above.

No Additional Matters May Be Presented at the Special Meetings

The Special Meeting of Warrantholders has been called only to consider the approval of the Warrant Amendment Proposal and the Warrantholder Adjournment Proposal. The Special Meeting of Stockholders has been called only to consider the approval of the Pre-Acquisition Charter Amendment Proposals, the Acquisition Proposal, the Post-Acquisition Charter Amendment Proposals, the Director Election Proposal, the Incentive Plan Proposal and the Stockholder Adjournment Proposal. Under SAAC’s bylaws, other than procedural matters incident to the conduct of the meeting, no other matters may be considered at either Special Meeting if they are not included in the notice of the applicable Special Meeting.

Who Can Answer Your Questions About Voting Your Shares or Warrants

If you have any questions about how to vote or direct a vote in respect of your shares of SAAC’s common stock or warrants, you may call C. Thomas McMillen, SAAC’s Chairman and Co-Chief Executive Officer, at (703) 528-7073 or SAAC’s proxy solicitor, Karen Smith at Advantage Proxy, at (877) 870-8565.

Conversion Rights

If the Acquisition is approved and consummated, any stockholder holding Public Shares as of the record date who properly demands conversion of those shares, will be entitled to convert those shares to cash, regardless of whether such holder voted for or against the Acquisition. Stockholders who properly demand conversion of their Public Shares will be entitled to a pro rata share, calculated as of two business days prior to the anticipated consummation of the Acquisition, of the trust account. If demand is properly made and the Acquisition is consummated, these shares, immediately prior to the Acquisition, will cease to be outstanding and will represent only the right to receive a pro rata portion of funds deposited in the trust account plus interest.

SAAC stockholders who seek to exercise their conversion rights must vote either for or against the Acquisition Proposal. Abstentions and broker non-votes do not satisfy this requirement. Stockholders seeking to exercise their conversion rights must also either check the box on the proxy card providing for the exercise of conversion rights or submit a request in writing to Continental Stock Transfer & Trust Company, SAAC’s transfer agent, at the following address:

Continental Stock Transfer & Trust Company
17 Battery Place
New York, New York 10004
Telephone: (212) 845-3287
Facsimile: (212) 616-7616

Additionally, stockholders demanding conversion must deliver their Public Shares (either physically or electronically through the Depository Trust Company, or DTC DWAC System) to SAAC’s transfer agent prior to the Special Meeting of Stockholders. It is SAAC’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, SAAC does not have any control over this process and it may take longer than two weeks. Stockholders seeking to exercise their conversion rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent. Stockholders who hold their shares in street name will have to coordinate with their bank, broker or other nominee to have the shares certificated or delivered electronically. Shares that have not been tendered (either physically or electronically) in accordance with these procedures will not be converted into a pro rata portion of the trust account.

If a stockholder (i) initially votes for the Acquisition Proposal but then wishes to vote against it, or (ii) initially votes either for or against the Acquisition Proposal and wishes to exercise his, her or its conversion rights but does not check the box on the proxy card providing for the exercise of conversion rights or does not send a written request to SAAC’s transfer agent to exercise his, her or its conversion rights, or (iii) initially votes against the Acquisition Proposal but later wishes to vote for it, the stockholder may request SAAC to send the stockholder another proxy card on which the stockholder may indicate the stockholder’s intended vote. The stockholder may make such request by contacting SAAC at the following phone number or address:

Secure America Acquisition Corporation
1005 North Glebe Road, Suite 550
Arlington, Virginia 22201
Telephone: (703) 528-7073
Attention: C. Thomas McMillen

You may also contact Advantage Proxy, SAAC’s proxy solicitor, at:

Advantage Proxy
24925 13th Place South
Des Moines, Washington 98198
Toll Free Telephone: (877) 870-8565
Attention: Karen Smith

Any request for conversion, once made, may be withdrawn at any time until the vote is taken with respect to the Acquisition Proposal at the Special Meeting of Stockholders. Any corrected or changed proxy card must be received by SAAC’s Secretary prior to the Special Meeting of Stockholders. Stockholders who have delivered their shares for conversion to SAAC’s transfer agent but decide prior to the Special Meeting of Stockholders not to exercise their conversion rights may request that SAAC’s transfer agent return the shares (physically or electronically). Stockholders may make such request by contacting SAAC’s transfer agent, Continental Stock Transfer & Trust, at the phone number or address set forth above.

If the holders of 3,000,000 or more Public Shares (an amount equal to 30% or more of the Public Shares) vote against the Acquisition Proposal and properly demand conversion of their shares, SAAC will not be able to consummate the Acquisition.

The closing price as reported by the NYSE Amex of SAAC’s common stock on October 13, 2009 (the record date for the SAAC Special Meeting of Stockholders) was $7.92. The cash held in the trust account on the record date was approximately $79,451,058.36 (approximately $7.94 per Public Share). Prior to exercising conversion rights, stockholders should verify the market price of SAAC’s common stock as they may receive higher proceeds from the sale of their common stock in the public market than from exercising their conversion rights if the market price per share is higher than the conversion price. SAAC cannot assure its stockholders that they will be able to sell their shares of SAAC common stock in the open market, even if the market price per share is higher than the conversion price stated above, as there may not be sufficient liquidity in SAAC’s common stock when SAAC’s stockholders wish to sell their shares.

If you exercise your conversion rights, your shares of SAAC common stock will cease to be outstanding immediately prior to the Acquisition and will only represent the right to receive a pro rata share of the trust account. You will no longer own those shares. You will be entitled to receive cash for these shares only if you vote for or against the Acquisition Proposal, properly demand conversion, and deliver your stock certificate (either physically or electronically) to SAAC’s transfer agent prior to the Special Meeting of Stockholders.

Warrantholders have no right to receive funds held in the trust account as to the warrants they hold. If the Acquisition is not approved and SAAC does not consummate an initial business combination by October 29, 2009, SAAC will be required to dissolve and liquidate and the warrants will expire worthless.

Proxy Solicitation Costs

SAAC is soliciting proxies on behalf of its board of directors. All solicitation costs will be paid by SAAC. However, you will need to obtain your own Internet access if you choose to access the proxy materials and/or vote over the Intenet. This solicitation is being made by mail but also may be made by telephone or in person. SAAC and its directors and officers may also solicit proxies in person, by telephone or by other electronic means, including e-mail and facsimile. SAAC will file all written soliciting materials, including any scripts to be used in soliciting proxies by personal interview or telephone, with the SEC under cover of a Current Report on Form 8-K.

SAAC has hired Advantage Proxy to assist in the proxy solicitation process. Advantage proxy will be paid a fee of $5,000 plus disbursements. Such payments will be made from non-trust account funds. If the Acquisition is successfully closed, SAAC will pay Advantage Proxy an additional contingent fee of $7,500.

SAAC will ask banks, brokers and other institutions, nominees and fiduciaries to forward its proxy materials to their principals and to obtain their authority to execute proxies and voting instructions. SAAC will reimburse them for their reasonable expenses.

SAAC, Ultimate Escapes and their respective directors and executive officers (C. Thomas McMillen, Harvey L. Weiss, James Maurer, Philip A. McNeill, S. Kent Rockwell, Asa Hutchinson, James M. Tousignant, Richard Keith, Philip Callaghan, Steve Healy, Ed Powers, Gregg Amonette and Thomas D’Ambrosio) are participants in the solicitation of proxies. The underwriters of SAAC’s initial public offering may provide assistance to SAAC, Ultimate Escapes and their respective directors and executive officers and, as such, would be deemed to be participants in the solicitation of proxies. In addition, upon consummation of the Acquisition, SunTrust Robinson Humphrey and Morgan Joseph, two of the underwriters of SAAC's IPO, are entitled to receive financial advisory fees equal to $350,000 and $1,895,000, respectively, plus Morgan Joseph is entitled to 0.5% of the value of any earn-out units issued to the UE Owners in 2010 and 0.25% of the value of any earn-out units issued to the UE Owners in 2011 (such contingent payments and the $1,895,000 fee are referred to as the “Advisory Fee”). Further, upon the consummation of the Acquisition, Maxim Group and JMP Securities, LLC, are entitled to receive a fee of $400,000 and $500,000, respectively, as well as fees, along with the underwriters in SAAC’s IPO, from a bonus pool established by SAAC that is equal to 4% of the total amount of funds raised or retained by such financial advisors (excluding any funds raised or retained by SAAC or Ultimate Escapes), plus $800,000 to be contributed by Morgan Joseph by way of a deduction from its Advisory Fee (the “Bonus Pool”). The Bonus Pool will be funded, in part, by the deferred underwriting discounts and commissions relating to SAAC’s IPO that are held in its trust account, which the underwriters of SAAC’s IPO have agreed to release to the Bonus Pool, to the extent such fees have not been reduced by distributions to converting stockholders. Assuming the financial advisors raise or retain $30,000,000, and the maximum number of holders of Public Shares who elect to convert their shares or whose shares are otherwise repurchased immediately following the Acquisition is 6,225,656, the maximum number that enables SAAC to pay its transaction expenses (including amounts payable to financial advisors to the extent not funded by the underwriters deferred underwriting discounts and commissions) and make a $20,000,000 cash contribution to Ultimate Escapes, such Bonus Pool would equal $2,000,000. In the event SAAC would need to reduce its $20,000,000 contribution to Ultimate Escapes due to additional conversions and/or repurchases (which, in no event, would be less than $10,000,000), then SAAC would consummate the Acquisition only if it could negotiate a reduction of all fees payable to the financial advisors to such a level that would allow SAAC to make a minimum $10,000,000 contribution to Ultimate Escapes and convert all Public Shares as requested by their holders. If the Acquisition is not consummated and SAAC is required to liquidate, none of the financial advisors will receive any of their fixed fees or fees from the Bonus Pool. Stockholders are advised that the underwriters have a financial interest in the successful outcome of the proxy solicitation.

Vote of SAAC Founders and Holders of Sponsor Warrants

As of October 13, 2009, the record date for the Special Meeting of Warrantholders, Secure America Acquisition Holdings, LLC, SAAC’s sponsor, beneficially owned and was entitled to vote 2,075,000 sponsor warrants, or approximately 17% of the outstanding warrants.

As of October 13, 2009, the record date for the Special Meeting of Stockholders, the SAAC founders and their affiliates beneficially owned and were entitled to vote 2,500,000 founder shares, which collectively constitute 20% of SAAC’s issued and outstanding common stock.

In connection with the SAAC IPO, SAAC and SunTrust Robinson Humphrey entered into agreements with each of the SAAC founders pursuant to which each SAAC founder agreed to vote his, her or its founder shares, that equal a total of 2,500,000 shares, or 20% of the issued and outstanding shares of SAAC’s common stock, with respect to the Acquisition Proposal in accordance with the majority of the votes cast by the holders of Public Shares on that proposal, and to vote any shares acquired after SAAC’s initial public offering in favor of the Acquisition Proposal. The SAAC founders have waived any conversion rights, including with respect to shares of common stock purchased in the IPO or in the aftermarket. The founder shares have no liquidation rights and will be worthless if no business combination is effected by SAAC. However, the SAAC founders are entitled to participate in liquidation distributions with respect to any shares of common stock purchased in the IPO or in the aftermarket in the event SAAC fails to consummate a business combination by October 29, 2009. As of the date of this proxy statement, none of the SAAC founders have acquired any shares or warrants since the date of SAAC’s IPO.

PROPOSALS TO BE CONSIDERED BY THE SAAC WARRANTHOLDERS

THE WARRANT AMENDMENT PROPOSAL

In connection with the proposed Acquisition, SAAC is proposing an amendment to the Warrant Agreement governing the SAAC warrants to: (i) increase the exercise price of the warrants from $5.25 to $8.80 per share; (ii) the reported last sale price at which SAAC may require redemption of its warrants be increased from $11.50 to $15.05 per share; and (iii) extend the expiration date of the SAAC warrants from October 23, 2011 to the date that is four years from the closing date of the Acquisition. A copy of the form of amendment to the Warrant Agreement is attached as Annex H to this proxy statement and is incorporated into this proxy statement by reference. Pursuant to the Warrant Agreement, dated as of October 23, 2007, by and between SAAC and Continental Stock Transfer & Trust Company, as warrant agent, the parties may amend the warrant agreement with the written consent of holders of a majority of the then outstanding warrants. Approval of the Warrant Amendment Proposal is a condition to consummation of the Acquisition.

Purpose of the Amendment

SAAC believes that these amendments to its warrants will increase its strategic opportunities and attractiveness to future investors by being less dilutive as well as providing an additional source of capital for SAAC in the future if the warrants are exercised. Additionally, if the Acquisition is not consummated and SAAC does not complete a different business combination by October 29, 2009, the SAAC warrants will expire worthless. If the Warrant Amendment Proposal is approved, all other terms of SAAC’s warrants will remain the same.

As of the record date for the Special Meeting of Warrantholders, Secure America Acquisition Holdings, LLC, SAAC’s sponsor, held approximately 17% of the outstanding SAAC warrants. SAAC’s sponsor has agreed to vote its SAAC warrants in favor of the Warrant Amendment Proposal.

Required Vote

Approval of the Warrant Amendment Proposal requires the affirmative vote of the holders of a majority of the SAAC warrants outstanding as of the record date.

Recommendation

SAAC’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE WARRANTHOLDERS VOTE “FOR” THE APPROVAL OF THE WARRANT AMENDMENT PROPOSAL.

THE WARRANTHOLDER ADJOURNMENT PROPOSAL

The Warrantholder Adjournment Proposal, if adopted, will allow SAAC’s board of directors to adjourn the Special Meeting of Warrantholders to a later date or dates to permit further solicitation of proxies in the event, based on the tabulated votes, that there are not sufficient votes at the time of the Special Meeting of Warrantholders to approve the Warrant Amendment Proposal. The Warrantholder Adjournment Proposal will only be presented to SAAC warrantholders in the event, based on the tabulated votes, that there are not sufficient votes at the time of the Special Meeting of Warrantholders to approve the Warrant Amendment Proposal. In no event will SAAC adjourn the Special Meeting of Warrantholders or implement the Warrant Amendment beyond the date by which it may properly do so under its amended and restated certificate of incorporation and the provisions of the Delaware General Corporation Law.

Consequences if the Warrantholder Adjournment Proposal is not Approved

If the Warrantholder Adjournment Proposal is not approved by the warrantholders, SAAC’s board of directors may not be able to adjourn the Special Meeting of Warrantholders to a later date in the event, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting of Warrantholders to approve the Warrant Amendment Proposal. In such event, the Warrant Amendment Proposal would not be approved and, unless SAAC were able to consummate a business combination by October 29, 2009, it would be required to dissolve and liquidate and the warrants would expire worthless.

As of the record date for the Special Meeting of Warrantholders, Secure America Acquisition Holdings, LLC, SAAC’s sponsor, held approximately 17% of the outstanding SAAC warrants. SAAC’s sponsor has agreed to vote its SAAC warrants in favor of the Warrant Adjournment Proposal.

Required Vote

Adoption of the Warrantholder Adjournment Proposal requires the affirmative vote of a majority of the SAAC warrants represented at the Special Meeting of Warrantholders and entitled to vote thereon as of the record date.

Adoption of the Warrantholder Adjournment Proposal is not conditioned upon the adoption of any of the other proposals.

Recommendation

SAAC’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SAAC’S WARRANTHOLDERS VOTE “FOR” THE APPROVAL OF THE WARRANTHOLDER ADJOURNMENT PROPOSAL.

PROPOSALS TO BE CONSIDERED BY SAAC STOCKHOLDERS

Holders of SAAC common stock are being asked to approve the Contribution Agreement and Operating Agreement and to approve the transactions contemplated thereby, including the Acquisition. SAAC stockholders should carefully read this proxy statement in its entirety, including the annexes hereto.

THE BUSINESS COMBINATION AMENDMENT PROPOSAL

Purpose of the Business Combination Amendment Proposal

Pursuant to SAAC’s amended and restated certificate of incorporation, SAAC’s corporate existence will automatically terminate on October 29, 2009, unless SAAC consummates a “business combination” as defined therein. To constitute a “business combination,” SAAC must acquire a target business that is engaged in the homeland security industry. SAAC considered and analyzed numerous companies and acquisition opportunities in the homeland security industry in its search for an attractive business combination candidate, but did not believe that any of those candidates would be as attractive to public stockholders as the proposed Acquisition, which SAAC believes is in an industry with strong growth prospects. Since Ultimate Escapes, the target business, is not engaged in the homeland security industry, the Acquisition fails to qualify as a “business combination,” as such term is currently defined in SAAC’s amended and restated certificate of incorporation.

SAAC is requesting that its stockholders approve an amendment to the definition of “business combination” contained in SAAC’s amended and restated certificate of incorporation to enable SAAC to consummate the Acquisition. Specifically, SAAC is seeking the approval of its stockholders to amend its amended and restated certificate of incorporation to modify the definition of “business combination” in Article Sixth to include target businesses outside of the homeland security industry.

As a result of the foregoing amendment, approval of the Business Combination Amendment Proposal will permit the consummation of the Acquisition.

Effect of the Business Combination Amendment Proposal

If the Business Combination Amendment Proposal is approved, the definition of “business combination” in SAAC’s amended and restated certificate of incorporation will be revised to permit SAAC to consummate the Acquisition by eliminating the requirement that the target business be engaged in the homeland security industry.

The Pre-Acquisition Charter Amendment is attached as Annex D to this proxy statement. You are encouraged to read the Pre-Acquisition Charter Amendment in its entirety. If the requisite approval of each of the Business Combination Amendment Proposal, the Conversion Amendment Proposal and the Preferred Capitalization Proposal is received, the amendment to SAAC’s amended and restated certificate of incorporation will be filed with the Secretary of State of the State of Delaware immediately and prior to the presentation of the Acquisition Proposal to the Special Meeting of Stockholders. If any of the Business Combination Proposal, the Conversion Amendment Proposal or the Preferred Capitalization Proposal is not approved at the Special Meeting of Stockholders and the amendment to the amended and restated certificate of incorporation is not filed with the Secretary of State of the State of Delaware, the Acquisition Proposal will not be presented at the Special Meeting of Stockholders for a vote.

Required Vote

Approval of the Business Combination Amendment Proposal will require the affirmative vote of the holders of a majority of the issued and outstanding shares of common stock of SAAC as of the record date.

Recommendation

SAAC’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SAAC’S STOCKHOLDERS VOTE “FOR” THE BUSINESS COMBINATION AMENDMENT PROPOSAL.

THE CONVERSION AMENDMENT PROPOSAL

Purpose of the Conversion Amendment Proposal

SAAC is requesting that its stockholders approve an amendment to paragraph C of Article Sixth of its amended and restated certificate of incorporation to provide conversion rights to holders of Public Shares, regardless of whether such holder votes for or against the Acquisition Proposal. Under the current paragraph C of Article Sixth of its amended and restated certificate of incorporation, only those holders of Public Shares who vote against the Acquisition have the right to convert their Public Shares into cash if the Acquisition is approved and completed.

SAAC’s amended and restated certificate of incorporation purports to prohibit amendment to certain of its provisions, including paragraph C of Article Sixth, prior to consummation of an initial business combination without the affirmative vote of at least 95% of the Public Shares. SAAC’s initial offering prospectus stated that SAAC had been advised that such provision limiting its ability to amend its amended and restated certificate of incorporation may not be enforceable under Delaware law.

SAAC has received an opinion from special Delaware counsel, Greenberg Traurig, LLP, concerning the enforceability of the 95% supermajority provision in connection with the Conversion Amendment Proposal. Based upon the analysis set forth in their opinion and subject to the assumptions, qualifications, limitations and exceptions set forth in their opinion, Greenberg Traurig, LLP concluded that the Pre-Acquisition Charter Amendment, if duly adopted by the board of directors of SAAC (by vote of the majority of the directors present at a meeting at which a quorum is present or, alternatively, by unanimous written consent) and duly approved by the holders of a majority of the outstanding capital stock of SAAC entitled to vote thereon, all in accordance with Section 242(b) of the DGCL, would be valid and effective when filed with the Secretary of State of the State of Delaware in accordance with Sections 103 and 242 of the DGCL. A copy of Greenberg Traurig, LLP’s opinion is included as Annex L to this proxy statement/prospectus, and stockholders are urged to review it in its entirety.

SAAC believes that extending the right to elect conversion to those holders of Public Shares who vote for the Acquisition will allow stockholders holding Public Shares who vote those shares either for or against the Acquisition the opportunity to either (i) continue to hold their Public Shares or (ii) elect to convert their Public Shares into cash and receive a pro rata portion of the trust account. SAAC believes approving the Conversion Amendment Proposal will provide incentive to holders of Public Shares to vote in favor of the Acquisition, since a business combination must be approved in order for a conversion to occur before the liquidation of SAAC. As such, SAAC believes holders of Public Shares who want to convert their shares will vote to approve both the Conversion Amendment Proposal and the Acquisition in order to obtain the conversion value of their Public Shares in connection with the closing of the Acquisition, rather than having to wait for the liquidation of SAAC.

Effect of the Conversion Amendment Proposal

If the Conversion Amendment Proposal is approved, and the Acquisition is approved and completed, any stockholder holding Public Shares as of the record date may convert those shares into cash only if such holder voted those shares for or against the Acquisition Proposal and in connection with voting such shares affirmatively elected the conversion of such shares. It is important to note that the Pre-Acquisition Charter Amendment, if approved, would not change the voting standard for a business combination under SAAC’s amended and restated certificate of incorporation, in that the Acquisition will not be approved if 30% or more of the holders of Public Shares both vote against the transaction and elect to convert their Public Shares.

Public Shares with respect to which conversion has been properly demanded will cease to be outstanding and will represent the right to receive a pro rata portion of the trust account, calculated as of two business days prior to the consummation of the Acquisition. As of the record date, this would have amounted to approximately $7.94 per share.

If the Conversion Amendment Proposal is approved, and the Acquisition is completed, to the extent holders of Public Shares convert those shares to cash, there will be a corresponding reduction in the amount of funds available in the trust account of SAAC following the Acquisition, which will likely result in the working capital of SAAC being substantially less than what would have been the case had conversion rights remained limited to those holders of Public Shares who voted against the Acquisition. In addition, as a result of the conversions, SAAC may have very few public stockholders, which could result in a significant impairment in a stockholder’s ability to buy and sell shares in the open market. In addition, SAAC is already at risk of having the NYSE Amex delist its common stock, units and warrants because SAAC is currently not in compliance with the minimum distribution requirements of the NYSE Amex’s Company Guide. As of the record date, SAAC had 6 record holders and 237 beneficial holders. NYSE Amex’s minimum distribution requirement under the listing standard applicable to SAAC requires a minimum of 400 stockholders. The failure to meet the minimum number of holders requirement for continued listing, as exacerbated potentially by a significant number of holders of Public Shares electing to convert their Public Shares to cash, will make it more difficult for SAAC to regain compliance and prevent the delisting its common stock, units and warrants by the NYSE Amex from quotation on its exchange, further adversely impacting a stockholder’s ability to buy and sell shares.

The Pre-Acquisition Charter Amendment is attached as Annex D to this proxy statement. You are encouraged to read the Pre-Acquisition Charter Amendment in its entirety. If the requisite approval of each of the Conversion Amendment Proposal, the Business Combination Amendment Proposal and the Preferred Capitalization Proposal is received, the amendment to SAAC’s amended and restated certificate of incorporation will be filed with the Secretary of State of the State of Delaware immediately and prior to the presentation of the Acquisition Proposal to the Special Meeting of Stockholders. If any of the Conversion Amendment Proposal, the Business Combination Proposal or the Preferred Capitalization Proposal is not approved at the Special Meeting of Stockholders and the amendment to the amended and restated certificate of incorporation is not filed with the Secretary of State of the State of Delaware, the Acquisition Proposal will not be presented at the Special Meeting of Stockholders for a vote.

If you vote “FOR” this proposal, you will be voting to provide all holders of Public Shares who vote either for or against the Acquisition the right to convert those shares into cash, if the Acquisition is approved, rather than limiting conversions only to those holders of Public Shares voting against the Acquisition. A holder of Public Shares will receive the same amount of cash from SAAC’s trust account with respect to its shares, whether it exercises its conversion rights (regardless of whether it votes for or against the Acquisition) or receives its pro rata portion of the trust account in the event SAAC is dissolved and liquidated, subject to any reduction of the funds in the trust account due to claims of creditors. If the Acquisition is approved, in no event would any holder of Public Shares be unable to exercise its conversion rights.

Required Vote

Approval of the Conversion Amendment Proposal will require the affirmative vote of the holders of a majority of the issued and outstanding shares of common stock of SAAC as of the record date.

Recommendation

SAAC’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SAAC’S STOCKHOLDERS VOTE “FOR” THE CONVERSION AMENDMENT PROPOSAL.

THE PREFERRED CAPITALIZATION PROPOSAL

Purpose of the Preferred Capitalization Proposal

SAAC is requesting that its stockholders approve an amendment to increase the number of shares of preferred stock that SAAC is authorized to issue, so that SAAC will be able to designate and issue shares of Series A Preferred Voting Stock as required by the terms of the Contribution Agreement. The Series A Preferred Voting Stock will be entitled to one vote per share and to vote as a single class with the common stock on all matters, but will not be entitled to any liquidation preference, dividends or certain other distributions.

As a result of the foregoing amendment, approval of the Preferred Capitalization Proposal will permit the consummation of the Acquisition.

Effect of the Preferred Capitalization Proposal

If the Preferred Capitalization Proposal is approved, the number of authorized shares of SAAC’s preferred stock will be increased from 1,000,000 to 20,000,000 shares, of which 14,178,841 shares will be designated by SAAC’s board of directors as Series A Preferred Voting Stock.

The Pre-Acquisition Charter Amendment is attached as Annex D to this proxy statement. You are encouraged to read the Pre-Acquisition Charter Amendment in its entirety. If the requisite approval of each of the Preferred Capitalization Proposal, the Conversion Amendment Proposal and the Business Combination Amendment Proposal is received, the amendment to SAAC’s amended and restated certificate of incorporation will be filed with the Secretary of State of the State of Delaware immediately and prior to the presentation of the Acquisition Proposal to the Special Meeting of Stockholders. If any of the Preferred Capitalization Proposal, the Conversion Amendment Proposal or the Business Combination Amendment Proposal is not approved at the Special Meeting of Stockholders and the amendment to the amended and restated certificate of incorporation is not filed with the Secretary of State of the State of Delaware, the Acquisition Proposal will not be presented at the Special Meeting of Stockholders for a vote.

Required Vote

Approval of the Preferred Capitalization Proposal will require the affirmative vote of the holders of a majority of the issued and outstanding shares of common stock of SAAC as of the record date.

Recommendation

SAAC’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SAAC’S STOCKHOLDERS VOTE “FOR” THE PREFERRED CAPITALIZATION PROPOSAL.

THE ACQUISITION PROPOSAL

Structure of the Acquisition

Pursuant to the terms of the Contribution Agreement, SAAC will receive approximately 4,717,930 membership units of Ultimate Escapes, representing a cash contribution of $20 million and approximately 39.5% of Ultimate Escapes’ membership units as of the closing of the Acquisition, assuming the maximum number of conversions and forward contracts (which units will increase, on a one-for-one basis to the extent fewer than approximately 6,225,656 shares of SAAC common stock are converted into cash or canceled based upon the settlement of forward contracts immediately following the closing) and, of the $30 million expected to be left with SAAC, at least $20 million will be contributed to Ultimate Escapes. It is possible that Ultimate Escapes may agree to a cash contribution of less than $20 million (in which case SAAC would receive fewer membership units of Ultimate Escapes), but in no event would such amount be less than $10 million. If SAAC contributed $10 million in cash, then it would receive approximately 3,367,950 units, such that SAAC and the UE Owners would own approximately 31.9% and 68.1%, respectively, of the issued and outstanding membership units of Ultimate Escapes. All of the assets which constituted Ultimate Escapes’ business prior to the Acquisition will continue to be held by Ultimate Escapes following the closing. Following the Acquisition, SAAC will change its name to Ultimate Escapes, Inc. and will be a holding company with the following structure:

•	SAAC will own approximately 4,717,930 of Ultimate Escapes’ membership units immediately following the closing (which units will increase, on a one-for-one basis, to the extent fewer than approximately 6,225,656 shares of SAAC common stock are converted into cash or canceled based upon forward contracts immediately following the closing);
•	The UE Owners will retain the remaining 7,178,841 of Ultimate Escapes’ membership units on an aggregate basis (the “retained units”). The retained units are exchangeable into shares of SAAC common stock on a one-for-one basis; and
•	Ultimate Escapes will own, directly or indirectly, 100% of the operating companies that comprise the Ultimate Escapes business prior to the consummation of the transactions.

For more information about the organizational structure of Ultimate Escapes, see the section entitled “Proposals to be Considered by SAAC Stockholders — The Acquisition Proposal — The Contribution Agreement and Other Acquisition Agreements — Structure of the Acquisition.”

10%, or 717,884, of the retained units will be placed in escrow at the closing to secure the indemnification obligations of the UE Owners to SAAC in connection with the Acquisition. In addition, under certain circumstances described in more detail below, SAAC will be entitled to set-off certain indemnification claims against any earn-out units issuable to the UE Owners up to a maximum amount equal to 15% of the retained units.

Additionally, each UE Owner will have the right to receive its pro rata portion of the following amount of additional Ultimate Escapes’ membership units (the “earn-out units”), subject to the conditions described below:

•	Up to 3,000,000 earn-out units (the “First Earn-Out”) will be issued if Ultimate Escapes’ Adjusted EBITDA (as defined in the Operating Agreement) for fiscal 2010 or fiscal 2011 is greater than $23 million, as follows:
•	If Adjusted EBITDA for fiscal 2010 or fiscal 2011 is equal to or greater than $27 million, an aggregate of 3,000,000 earn-out units will be issued; or
•	If Adjusted EBITDA for fiscal 2010 is greater than $23 million but less than $27 million, the number of earn-out units to be issued shall equal a corresponding proportionate percentage of the First Earn-Out equal to the Adjusted EBITDA earned for the applicable year in excess of $23,000,000 divided by $4,000,000.
•	Up to 4,000,000 earn-out units (the “Second Earn-Out”) will be issued if Ultimate Escapes’ Adjusted EBITDA for fiscal 2011 or fiscal 2012 is greater than $32 million, as follows:

•	If Adjusted EBITDA for fiscal 2011 or fiscal 2012 is equal to or greater than $45 million, an aggregate of 4,000,000 earn-out units will be issued; or
•	If Adjusted EBITDA for fiscal 2011 is greater than $32 million but less than $45 million, the number of earn-out units to be issued shall equal a corresponding proportionate percentage of the Second Earn-Out equal to the Adjusted EBITDA earned for the applicable year in excess of $32,000,000 divided by $13,000,000.

“Adjusted EBITDA,” with respect to any period, means, as determined in accordance with GAAP, the difference between revenue (plus the non-refundable portion of Ultimate Escapes’ membership fees, to the extent such membership fees are not included in revenue pursuant to GAAP) and expense of Ultimate Escapes and its subsidiaries, on a consolidated basis for such period, plus the sum of (i) interest expense, (ii) income tax expense, (iii) depreciation expense and (iv) amortization expense. Adjusted EBITDA, with respect to any period, includes organic growth and the effect of any acquisitions or dispositions of lines of businesses or other material assets and all member assessments incurred during the period for which Adjusted EBITDA is being calculated, but excludes all non-cash compensation related to the proposed 2009 Incentive Plan.

Ultimate Escapes’ Adjusted EBITDA for fiscal 2007 and 2008, calculated on a combined, pro forma basis based on the audited financial statements of Ultimate Resort and Private Escapes for those years contained in this proxy statement, was approximately $(12,400,000) and $(5,200,000), respectively.

The UE Owners will also have the right to exchange each of their Ultimate Escapes’ membership units, including all earn-out units received, if any, at any time for shares of SAAC common stock. However, SAAC may, in its sole discretion, elect to make a cash payment to holders of membership units in lieu of issuing common stock. The exchange ratio for any membership units so converted into shares of SAAC common stock will be one-for-one.

Additionally, the Amended and Restated Operating Agreement of Ultimate Escapes contains certain restrictions on Ultimate Escapes’ activities while the CapitalSource loans are outstanding.

For each membership unit of Ultimate Escapes issued to the UE Owners, the Member Representative will also receive one share of Series A Voting Preferred Stock. At any time that any UE Owner exchanges membership units of Ultimate Escapes for shares of SAAC common stock, a like number of shares of Series A Voting Preferred Stock will be canceled.

In connection with the Acquisition, SAAC is seeking to amend the terms of the warrant agreement governing the warrants exercisable for shares of SAAC common stock in order to: (i) increase the exercise price of the SAAC warrants from $5.25 to $8.80 per share; (ii) increase the reported last sale price at which SAAC may require redemption of its warrants from $11.50 to $15.05 per share; and (iii) extend the expiration date of the SAAC warrants from October 23, 2011 to the date that is four years from the closing date of the Acquisition. SAAC believes that these amendments to the warrants will increase its strategic opportunities and attractiveness to future investors by being less dilutive as well as providing an additional source of capital for SAAC in the future, if the warrants are exercised. See the section entitled, “Proposals to be Considered by the SAAC Warrantholders —  The Warrant Amendment Proposal,” for more information.

The parties to the Contribution Agreement plan to consummate the Acquisition as promptly as practicable after the Special Meeting of Stockholders and the Special Meeting of Warrantholders, provided that:

•	SAAC’s stockholders have approved and adopted the Acquisition Proposal and the transactions contemplated thereby;
•	holders of less than 30% of the Public Shares vote against the Acquisition Proposal and properly demand conversion of their shares into cash; and
•	the other conditions specified in the Contribution Agreement have been satisfied or waived.

See the description of the Contribution Agreement in the section entitled, “Proposals to be Considered by SAAC Stockholders — The Acquisition Proposal — The Contribution Agreement and other Acquisition Agreements.” The Contribution Agreement is included as Annex A to this proxy statement. You are encouraged to read the Contribution Agreement in its entirety.

Background of the Acquisition

The terms of the Contribution Agreement and Operating Agreement are the result of arm’s length negotiations between the representatives of SAAC and Ultimate Escapes. The following is a brief description of the background of these negotiations, the Acquisition and related transactions.

SAAC is a blank check company formed under the laws of the State of Delaware on May 14, 2007 to acquire through a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination one or more businesses or assets in the homeland security industry.

A registration statement for SAAC’s IPO was declared effective on October 23, 2007. On October 29, 2007, SAAC consummated its IPO of 10,000,000 units. Each unit consists of one share of common stock and one warrant to purchase one share of common stock. Each warrant expires on October 23, 2011, or earlier upon redemption, and entitles the holder to purchase one share of SAAC common stock at an exercise price of $5.25 per share. The common stock and warrants started trading separately on January 18, 2008.

The net proceeds after offering expenses from the sale of the SAAC units in the IPO were approximately $73,687,000. In addition, SAAC’s sponsors purchased 2,075,000 warrants to purchase common stock in a private placement completed immediately prior to the closing of the IPO for total consideration of $2,075,000. Of these amounts, $79,200,000, including deferred underwriting discounts and commissions of approximately $3,200,000 and a loan in the amount of $150,000 from Secure America Acquisition Holdings, LLC, was deposited in trust and, in accordance with SAAC’s amended and restated certificate of incorporation, will be released either upon the consummation of a business combination or upon the liquidation of SAAC.

Prior to the consummation of its IPO, neither SAAC, nor anyone on its behalf, contacted any prospective target business or had any substantive discussions, formal or otherwise, with respect to such a transaction with SAAC.

Promptly following the consummation of the IPO on October 29, 2007, SAAC commenced consideration of potential target companies with the objective of consummating a business combination. SAAC also contacted several investment bankers, private equity firms, consulting firms, legal and accounting firms as well as contacts from numerous other business relationships. Through these and further efforts, SAAC identified and reviewed information with respect to more than 50 potential companies.

On several occasions, SAAC engaged in multiple meetings with potential targets and engaged in serious discussions with a select few target businesses. Negotiations were discontinued with such target businesses for various reasons, including insufficient transaction sizes, undesirable pricing or sellers deciding not to sell.

On July 1, 2009 Mr. McMillen was contacted by a representative of Morgan Joseph & Co., which we refer to as Morgan Joseph, one of SAAC’s underwriters for its initial public offering, inquiring about SAAC’s interest in a potential business combination with a company in the luxury hospitality industry that Morgan Joseph was representing, Ultimate Escapes. On July 6, 2009, SAAC and Ultimate Escapes executed a confidentiality and non-disclosure agreement.

On July 13, 2009 representatives of SAAC and Ultimate Escapes held a conference call to discuss the opportunity. On July 14, 2009, Mr. McMillen met with a representative of Morgan Joseph in New York City to continue discussions on the opportunity. On July 15, 2009, another conference call was conducted between SAAC and its financial advisor, SunTrust Robinson Humphrey, and Ultimate Escapes and Morgan Joseph to discuss the financial statements and projections of Ultimate Escapes. On July 17, 2009, SAAC sent Ultimate Escapes a draft non-binding letter of intent that included terms requiring Ultimate Escapes to close a pending transaction with Private Escapes Holdings, LLC, or Private Escapes, as a condition to a business combination between SAAC and Ultimate Escapes.

On July 20 and 21, 2009, negotiations continued telephonically between the parties and, on July 21, 2009, a final draft of the non-binding letter of intent was executed by SAAC and Ultimate Escapes. On July 22, 2009, Mr. McMillen visited Ultimate Escapes’ headquarters in Orlando, Florida, and, on July 27, 28 and 29, 2009, Mr. McMillen and a consultant hired by SAAC conducted an extensive review of Ultimate Escapes’ operations, the industry in which it operated, its financial statements and projections and other detailed due diligence investigations. During that period, Mr. McMillen visited several of Ultimate Escapes’ properties in

New York City. On July 29, 2009, SAAC held a telephonic board meeting to discuss SAAC’s search for a prospective target and the proposed transaction with Ultimate Escapes. Mr. Tousignant, the President and Chief Executive Officer of Ultimate Escapes, made a presentation to SAAC’s board of directors. SAAC’s board of directors authorized management to continue negotiations with Ultimate Escapes.

On July 31, 2009, a draft of the Contribution Agreement was circulated by SAAC’s counsel to Ultimate Escapes and its counsel. On August 3, 2009, Mr. McMillen had a dinner meeting with Mr. Tousignant in New York City and continued negotiations on the deal terms and, on August 4, 2009, Messrs. McMillen and Tousignant and the legal counsel and financial advisors to each of SAAC and Ultimate Escapes spent the day in New York City working to refine the Contribution Agreement and related ancillary documents.

On August 6, 2009, Mr. Tousignant had a dinner meeting in the Washington, DC area with several members of SAAC’s board of directors and advisors.

On August 7, 2009, a meeting of SAAC’s board of directors was held. All directors attended, as did, by invitation, Mr. Tousignant, the members of SAAC’s Advisory Board, and SAAC’s legal counsel, either telephonically or in person. Prior to the meeting, copies of the most recent drafts of the significant transaction documents, in substantially final form, were delivered to the directors. After considerable review and discussion, including a discussion concerning the risks of Ultimate Escapes not closing its pending acquisition with Private Escapes on a timely basis, SAAC’s board of directors unanimously approved the Contribution Agreement, related ancillary documents and all transactions contemplated therein, subject to final negotiations, and authorized Messrs. McMillen and Weiss to finalize the terms of the Acquisition.

On August 24, 2009, Ultimate Escapes amended its projections for fiscal years ending 2009, 2010, 2011 and 2012. The appraisal of Ultimate Escapes’ properties was also adjusted downward by approximately $9 million, to approximately $167 million. As a result of these developments, the parties renegotiated certain terms of the definitive agreements. On August 31, 2009, SAAC’s board of directors convened a meeting to review and discuss the revised definitive agreements, including, without limitation, the amended terms of the Acquisition, and approved the terms and conditions of the definitive agreements, including, without limitation, the Acquisition, on the basis of such revised financial projections and appraisal.

The Contribution Agreement was executed on September 2, 2009. Prior to the market open on September 3, 2009, SAAC issued a press release and, on September 3, 2009, filed a Current Report on Form 8-K disclosing the execution of the Contribution Agreement and discussing the terms of the Acquisition.

On February 15, 2008, SAAC entered into a financial advisory agreement with SunTrust Robinson Humphrey, the lead underwriter for SAAC’s IPO, to assist SAAC in finding a potential target business to acquire, to conduct financial analysis and transaction feasibility analysis and to assist in the negotiations and related strategy for prospective acquisitions. Under a similar agreement entered into between Ultimate Escapes and Morgan Joseph, as later amended, such entities are entitled to financial advisory fees equal to $350,000 and $1,895,000, respectively, upon consummation of the Acquisition, plus Morgan Joseph is entitled to 0.5% of the value of any earn-out units issued to the UE Owners in 2010 and 0.25% of the value of any earn-out units issued to the UE Owners in 2011 (such contingent payments and the $1,895,000 fee are referred to as the “Advisory Fee”).

Further, upon the consummation of the Acquisition, Maxim Group and JMP Securities, LLC, are entitled to receive a fee of $400,000 and $500,000, respectively, as well as fees, along with the underwriters in SAAC’s IPO, from a bonus pool established by SAAC that is equal to 4% of the total amount of funds raised or retained by such financial advisors (excluding any funds raised or retained by SAAC or Ultimate Escapes), plus $800,000 to be contributed by Morgan Joseph by way of a deduction from its Advisory Fee (the “Bonus Pool”). The Bonus Pool will be funded, in part, by the deferred underwriting discounts and commissions relating to SAAC’s IPO that are held in its trust account, which the underwriters of SAAC’s IPO have agreed to release to the Bonus Pool, to the extent such fees have not been reduced by distributions to converting stockholders. Assuming the financial advisors raise or retain $30,000,000, and the maximum number of holders of Public Shares who elect to convert their shares or whose shares are otherwise repurchased immediately following the Acquisition is 6,225,656, the maximum number that enables SAAC to pay its transaction expenses (including amounts payable to financial advisors to the extent not funded by the underwriters deferred underwriting discounts and commissions) and make a $20,000,000 cash contribution to Ultimate Escapes, such Bonus Pool would equal $2,000,000. In the event SAAC would need to reduce its $20,000,000 contribution to Ultimate Escapes due to additional conversions and/or repurchases (which, in no event, would be less than $10,000,000), then SAAC would consummate the Acquisition only if it could negotiate a reduction of all fees payable to the financial advisors to such a level that would allow SAAC to make a minimum $10,000,000 contribution to Ultimate Escapes and convert all Public Shares as requested by their holders. If the Acquisition is not consummated and SAAC is required to liquidate, none of the financial advisors will receive any of their fixed fees or fees from the Bonus Pool. Stockholders are advised that the underwriters have a financial interest in the successful outcome of the proxy solicitation.

SAAC’s Board of Directors’ Reasons for the Approval of the Acquisition

SAAC’s board of directors carefully evaluated the agreements relating to the proposed Acquisition and reviewed industry and financial data in considering whether the terms of the Acquisition were reasonable and in the best interests of SAAC’s stockholders. While SAAC considered and analyzed numerous companies and acquisition opportunities in the homeland security industry in its search for an attractive business combination candidate, it did not believe that any of those candidates would be as attractive to public stockholders as the proposed Acquisition, which SAAC believes is in an industry with strong growth prospects. Based upon its assessment of the luxury destination club industry and its evaluation of Ultimate Escapes’ growth potential within that industry, SAAC’s board of directors unanimously approved the Acquisition with Ultimate Escapes and determined that it is in the best interests of SAAC and its stockholders.

SAAC’s board of directors considered a wide variety of factors in connection with its evaluation of the Acquisition. In light of the complexity of those factors, its board of directors, as a whole, did not consider it practicable to, nor did it attempt to, quantify or otherwise assign relative weights to the specific factors it considered in reaching its decision. Although individual members of SAAC’s board of directors may have given different weight to different factors, all of the material reasons for engaging in the Acquisition are discussed below.

In addition to the due diligence review of Ultimate Escapes provided to SAAC’s board of directors that included an industry analysis and a description of Ultimate Escapes’ proposed business model and investment strategy, SAAC’s board of directors considered the nature of the business of Ultimate Escapes, its current capitalization and operating results, the extent of the liabilities to be assumed and the factors below, in addition to the various risks discussed in the section entitled, “Risk Factors,” in reaching its determination that the Acquisition is in the best interests of SAAC’s stockholders and to approve the Acquisition.

In considering the Acquisition, SAAC’s board of directors gave consideration to the following positive factors (although not weighted or in any order of significance):

•	Ultimate Escapes’ Potential for Future Growth. SAAC’s board of directors believes that Ultimate Escapes has the appropriate infrastructure in place and is competitively positioned in the luxury destination club industry to achieve significant growth. The board’s belief in Ultimate Escapes’ growth potential is based on its established business operations, its year to year revenue and membership growth, its stable revenue base and that it had what the board believed to be the potential to experience growth in EBITDA in the future. Ultimate Escapes has grown both organically and through acquisitions from no members one property in 2004 to having more than 1,200 members and over 130 luxury homes as of June 30, 2009. SAAC’s board considered Ultimate Escapes’ strong acquisition track record and Ultimate Escapes’ management’s belief that pursuing selective acquisitions at attractive valuations will help expand Ultimate Escapes geographic coverage and enhance its market competitiveness. SAAC’s board also considered that the Ultimate Escapes members were accepting all stock consideration in the Acquisition, except for the $3 million in cash being paid to satisfy certain tax liabilities of Ultimate Resort, thereby leaving the combined company with sufficient working capital to fund its anticipated requirements for working capital and general corporate purposes, including business acquisitions. SAAC’s board of directors believes that the business combination with SAAC and public listing will provide Ultimate Escapes with access to capital to grow its assets.

•	Experience of Ultimate Escapes’ Management. An important criterion to SAAC’s board of directors in identifying an acquisition target was that the target business has a seasoned management team. SAAC’s board of directors believes that the management of Ultimate Escapes has strong expertise in the markets in which it operates, including public company experience gained from working at Multex.com Inc., now known as Reuters Research Inc., a subsidiary of Thomson Reuters Group (NYSE: TRI).
•	Ultimate Escapes’ Strong Asset Base and Recurring Revenue. SAAC’s board of directors reviewed the asset base of Ultimate Escapes and relied on recent appraisals obtained by Ultimate Escapes’ lender of its real estate properties in connection with Ultimate Escapes’ pending acquisition of Private Escapes. Based on such appraisals, Ultimate Escapes’ real estate properties were valued at approximately $167 million. SAAC’s board considered the strong asset base as an important factor in favor of the Acquisition. In addition, SAAC’s board considered Ultimate Escapes’ long-term recurring revenue base as another important factor in favor of the Acquisition. Ultimate Escapes derives its revenue from long-term membership agreements with a minimum term of eighteen months. SAAC’s board of directors believes that Ultimate Escapes’ stable revenue stream will generate predictable financial performance.
•	Potential for Warrants to be an Additional Source of Capital. In addition, SAAC’s board of directors considered the fact that the public warrants that will be outstanding after the completion of the Acquisition could provide an additional source of financing for Ultimate Escapes if such warrants are exercised.

In addition, SAAC’s board of directors also gave consideration to the following negative factors (although not weighted or in any order of significance):

•	Ultimate Escapes’ History of Losses. SAAC’s board of directors considered Ultimate Escapes’ history of losses. SAAC’s board determined, however, that the growth prospects of Ultimate Escapes outweighed concerns based on historical losses. In this regard, it was noted that losses were incurred during the development and rollout of Ultimate Escapes’ business. SAAC’s board noted Ultimate Escapes’ increasing net sales and decreasing net losses and the overall growth opportunities presented by Ultimate Escapes’ business strategy and its position in its target markets. Importantly, the board noted that Ultimate Escapes has generated positive EBITDA in the six month period ended June 30, 2009.
•	Adverse General Economic Conditions. In its evaluation of Ultimate Escapes, SAAC’s board of directors considered the current adverse economic conditions and the impact such conditions could have on Ultimate Escapes’ business. It was the board’s belief that the trends evidenced that Ultimate Escapes’ strategy since its inception demonstrated potential resistance or reduced exposure to recessionary economic forces and that Ultimate Escapes’ markets, investment strategy and growth strategy outweighed concerns about general economic conditions.
•	Ultimate Escapes’ Significant Indebtedness. SAAC’s board of directors also considered Ultimate Escapes’ significant indebtedness. SAAC’s board of directors determined, however, that the ownership of real estate typically involves indebtedness, and also noted the attributes of Ultimate Escapes’ club membership and the willingness of its club members to support Ultimate Escapes in challenging times, as evidenced by its members’ payment of the one-time assessment in 2009, which it considered to be mitigating factors in assessing Ultimate Escapes’ indebtedness.
•	Lack of Fairness Opinion. In analyzing the transaction with Ultimate Escapes, the SAAC board conducted significant due diligence on Ultimate Escapes’ proposed business model and investment strategy. The SAAC board of directors believes that, because of the financial skills and background of its directors, it was qualified to conclude that the business combination was fair from a financial perspective to its stockholders. SAAC’s board of directors did not obtain a fairness opinion to assist it in its determination. Accordingly, SAAC’s board of directors may be incorrect in its assessment of the transaction.

The board of SAAC was cognizant of SAAC’s liquidation date of October 29, 2009, but ultimately evaluated the potential business combination with Ultimate Escapes strictly on the quantitative and qualitative information regarding Ultimate Escapes and its business that was available. Since completion of SAAC’s IPO, the board has been regularly kept apprised of potential business combination targets and management’s discussions and evaluation of such targets. As discussed above, SAAC engaged in an ongoing and systematic search for potential business combination candidates, deciding on its own accord in various situations to terminate discussions with potential candidates when determined by management that such candidates did not ultimately represent the investment opportunity that SAAC wanted to present to its stockholders.

Valuation

The management of SAAC, including members of its board of directors, has long and diverse experience in operational management, investments and financial management and analysis. SAAC believes that, although none of the members of its management or board of directors has direct experience in the luxury club industry, its management is well qualified to conduct the due diligence and other investigations and analyses required in connection with the search for a target business, and the board members have sufficient experience to enable them to make informed determinations with respect to Ultimate Escape’s business and the industry in which it operates. SAAC’s co-chief executive officers, C. Thomas McMillen, Harvey Weiss, chief financial officer James Maurer, members of SAAC’s board of directors and SAAC’s special advisors all are highly experienced in the investment banking, securities, investment and/or capital management industries. SAAC believes that this experience makes SAAC’s management, board, special advisors and consultant highly qualified to render an opinion on the merits of this transaction.

SAAC’s board of directors reviewed industry and financial data in order to determine that the transaction terms were reasonable and that the Acquisition merger was in the best interests of SAAC’s stockholders.

SAAC conducted a due diligence review of Ultimate Escapes that included an industry analysis, a description of Ultimate Escapes’ existing business model and a valuation analysis and financial projections in order to enable the board of directors to ascertain the reasonableness of the consideration. During its negotiations with Ultimate Escapes, although SAAC was advised by SunTrust Robinson Humphrey, it did not receive consulting services from any other financial advisors because its officers and directors believe that their experience and backgrounds were sufficient to enable them to make the necessary analysis and determinations with the assistance of SunTrust Robinson Humphrey. SunTrust Robinson Humphrey did not provide SAAC or its directors a fairness opinion in connection with the transaction.

The SAAC board considered the value of Ultimate Escapes in relation to its growth potential. Given the unique nature of Ultimate Escapes’ business and the fact that the destination club industry is relatively new, the SAAC board did not have directly related public comparables with which to value the Ultimate Escapes transaction. In addition, SAAC’s board of directors reviewed the most recent information that was available to them for their comparability analysis, which was for the period from 2005 through 2007, since the number of closed transactions drastically dropped off after 2007 as a result of the onset of the global economic recession.

There are no comparable public companies because no one public company has all of the attributes of Ultimate Escapes’ business. Ultimate Escapes charges various fees for providing use and access to properties similar to traditional hotel, exchange and timeshare companies. Thus, the board chose publicly traded companies in the hospitality industry that also have time-share and fractional-share businesses as part of their hotel and resort businesses. However, unlike most traditional publicly traded hospitality businesses, Ultimate Escapes owns the vast majority underlying real estate. In this aspect, Ultimate Escapes is similar to luxury hospitality REITs, which own the properties from which they receive cash flow. Although REITs historically trade on a yield basis as a function of the earnings distributed to stockholders in the form of a dividend, as of the date SAAC’s board of directors conducted its analysis, nearly all of the comparable luxury hospitality REITs were not paying a dividend and are trading on the basis of their asset values and cash flow generation prospects. Accordingly, in analyzing Ultimate Escapes from a comparable company basis, the board reviewed two sets of public companies and public/private transactions that had operations, customers and strategies that overlapped with that of Ultimate Escapes. Comparable public and private companies considered were in one of the following two categories:

•	Membership, interval and fractional companies that offer lodging, exchanges and timeshares; and

•	REITs that specialize in owning and operating luxury lodging and hospitality properties.

Given the lack of any single company that was comparable to Ultimate Escapes in the membership, interval and fractional industry, SAAC assessed a broad list of public companies in the space. These companies included Marriot International, Starwood Hotels & Resorts, Wyndham Worldwide Corporation, Interval Leisure Group, Bluegreen Corporation and Silverleaf Resorts. It determined that public companies in this industry currently trade at values equal to 6.7 to 13.8 times the comparable companies’ projected EBITDA for the calendar year ending in 2009. As an average, these companies are currently trading at 10.0 times the comparable companies’ projected EBITDA for the calendar year ending in 2009. SAAC's board relied on EBITDA multiples because they are generally viewed by the financial community to be the preferred method of valuing capital-intensive businesses, including companies that own a significant amount of real estate, such as Ultimate Escapes. SAAC obtained the EBITDA information for the public companies and public/private transactions from Capital IQ, a third-party data source that provides standardized financial reporting and analysis to the business community.

It was the understanding of SAAC’s board that, in order to put its EBITDA on the same footing as the EBITDA of the comparable companies being analyzed by the board, Ultimate Escapes adjusted its EBITDA (also referred to as “Adjusted EBITDA” elsewhere in this proxy statement) for the base case projections, making such a comparison more meaningful for the board in its analysis and more relevant and useful for its investors, as this measure is an integral part of the reporting and planning process of Ultimate Escapes’ internal management and is also the primary measure used by Ultimate Escapes’ management to evaluate its operating performance.

It also reviewed the following public/private transactions, which were the most recent comparable transactions for which data was publicly available for review by the board, because of the onset of the recent global economic recession shortly thereafter:

Date	Acquiror	Target	Description
Mar-07	Diamond Resorts, LLC	Sunterra Corporation	Acquires, develops and operates vacation ownership interests
Oct-06	KSL Capital Partners, LLC	ClubCorp, Inc.	Owns and operates golf and business clubs, and destination golf resorts
Aug-06	Fortress Investment Group	Intrawest ULC	Owns, develops, and manages residential and commercial real estate at its mountain resorts
Jul-06	Cendant Corporation	Wyndham Worldwide Corporation	Provides various hospitality products and services
Mar-06	Private Equity Consortium	Kerzner International Holdings Limited	Owns, develops and operates destination resorts, gaming entertainment properties and luxury resort hotels worldwide
Jun-05	Blackstone Real Estate Advisors	Wyndham International Inc.	Owns and operates hotels and resorts
Jul-05	Blackstone Real Estate Advisors	Boca Resorts Inc.	Owns and operates hotels, conference facilities, golf courses, spas, marinas, and private clubs in Florida

Those transactions were completed at values equal to an average of 12.6 times the trailing EBITDA for the twelve months preceding the negotiations of the Acquisition. To the board’s knowledge, none of the target companies in its comparability analysis were issued going concern reports by their respective auditors, like Ultimate Escapes. Stockholders should be aware that the going concern opinion issued by Ultimate Escapes’ auditors cannot simply be dismissed, and the board acknowledges that Ultimate Escapes’ going concern opinion dilutes the comparability of the selected transactions. However, it was the board’s opinion that the going concern notice issued to Ultimate Escapes is largely due to the deterioration of the real estate market and current economic climate. SAAC’s board views these transactions and the associated transaction multiples as the closest comparable data to the Acquisition. There were no additional transactions that fit the criteria used by the board that were not included in its analysis, as no such transactions have been consummated after 2007 for which data is publicly available. Therefore, the board does not believe that the going concern opinion, the deterioration of the real estate market and the broader macroeconomic environment since 2007 outweigh the relevance of these transactions as one of the several factors that were considered by SAAC’s board in determining an appropriate valuation for Ultimate Escapes.

Given the lack of any single company that was directly comparable to Ultimate Escapes in the luxury lodging and hospitality REIT industry, SAAC assessed a broad list of companies in the space. These companies included Host Hotels & Resorts, Ashford Hospitality Trust, Sunstone Hotel Investors, Strategic Hotels & Resorts, LaSalle Hotel Properties and Diamondrock Hospitality. Thus, the board chose the foregoing entities in the luxury lodging and hospitality REIT industry because, like Ultimate Escapes, they own all or most of the underlying real estate from which they receive cash flow. Although REITs historically trade on a yield basis as a function of the earnings distributed to stockholders in the form of a dividend, as of the date SAAC’s board of directors conducted its analysis, nearly all of the comparable luxury hospitality REITs were not paying a dividend and are trading on the basis of their cash flow and strong growth prospects. Therefore, SAAC’s board believes the multiple of enterprise value to EBITDA was a reasonable basis on which to value these companies. It determined that public companies in this industry currently trade at values equal to 9.0 to 14.2 times such companies’ projected EBITDA for the calendar year ending in 2009. As an average, these companies are currently trading at 11.7 times such companies’ projected EBITDA for the calendar year ending in 2009.

SAAC’s board of directors also reviewed the following public/private transactions, which were the most recent comparable transactions for which data was publicly available for review by the board, because of the onset of the recent global economic recession shortly thereafter:

Date	Acquiror	Target	Description
Jul-07	Inland American Real Estate Trust Inc.	Apple Hospitality Five Inc.	Engages in the ownership and operation of hotels in the United States
Jul-07	Westmont Development; InnVest REIT; CDP Capital	Legacy Hotels REIT	Primarily acquires luxury and first class hotels
Jun-07	Goldman Sachs Group	Equity Inns Inc.	Invests principally in the upscale extended stay, all-suite, and midscale limited-service hotel properties
Apr-07	JER Partners L.L.C.	Highland Hospitality Corp.	Owns upscale full-service, premium limited-service, and extended stay hotel properties
Apr-07	Apollo Investment Corporation	Innkeepers USA Trust	Engages in the acquisition and development ownership of upscale extended-stay hotels in the United States
Jan-07	Morgan Stanley Real Estate Fund	CNL Hotels & Resorts Inc.	Operates in the lodging industry, with a focus on luxury and upper-upscale properties
Jan-07	Clarke Inc.	Royal Host REIT	Owns and operates hotels and resorts

Those transactions were completed at values equal to an average of 15.2 times the trailing EBITDA for the twelve months preceding the negotiations of the Acquisition. To the board’s knowledge, none of the target companies in its comparability analysis were issued going concern reports by their respective auditors, like Ultimate Escapes. Stockholders should be aware that the going concern opinion issued by Ultimate Escapes’ auditors cannot simply be dismissed, and the board acknowledges that Ultimate Escapes’ going concern opinion dilutes the comparability of the selected transactions. However, it was the board’s opinion that the going concern notice issued to Ultimate Escapes is largely due to the deterioration of the real estate market and current economic climate. SAAC’s board views these transactions and the associated transaction multiples as the closest comparable data to the Acquisition. There were no additional transactions that fit the criteria used by the board that were not included in its analysis, as no such transactions have been consummated after 2007 for which data is publicly available. Therefore, the board does not believe that the going concern opinion, the deterioration of the real estate market and the broader macroeconomic environment since 2007 outweigh the relevance of these transactions as one of the several factors that were considered by SAAC’s board in determining an appropriate valuation for Ultimate Escapes.

In addition, the board relied upon base case projections from Ultimate Escapes, based on its current membership levels and growth projections, which showed a compound annual growth rate of 32.7% in revenue from 2008 through 2011. During this period, Adjusted EBITDA is forecasted to increase from ($1.2) million in 2008 to $32.0 million in 2011, while revenues increase from $29.1 million in 2008 to $68.0 million in 2011. The SAAC board studied the projected growth of the business and concluded that a substantial portion of the revenue and Adjusted EBITDA growth in the baseline projections came from existing membership expansion initiatives and the full integration of Private Escapes into Ultimate Resorts. Ultimate Escapes utilized historical membership levels and market share data to develop its base case projections. The assumptions for these base case projections were based on the continued historical growth in club membership during this period of between 100 and 230 new members annually, average revenues from membership sales of $240,000 per member and average annual revenue per member of $20,000. Ultimate Escapes’ revenue base is largely comprised of a recurring stream of annual membership dues, revenue recognition of initial membership fees and reciprocity program revenues. New membership dues and new membership initiation fees account for a minority of the revenue in the base case projections. As set forth below, the SAAC board evaluated the five different components of Ultimate Escapes’ base case revenue projections and concluded that a high level or revenue visibility exists.

Historical & Projected Revenue
($ in millions)

Notes:

(a)	Based on adjusted GAAP revenue recognition: The non-refundable 25% of new member initiation fees is recognized over the first 18 months of membership, with the remaining membership fee amortized over 10 years, rather than the full amount of the membership fee (including the non-refundable portion) being recognized over the ten-year expected life of the membership, as is reflected in Ultimate Escapes’ historical financial statements. Club members cannot resign within the first 18 months of membership. Since the initiation fee is non-refundable, Ultimate Escapes believes that treating the initiation fee as earned over that 18 month period better reflects the actual performance of the business and the actual contractual terms of its membership plan. Ultimate Escapes uses this adjusted revenue calculation as an integral part of its internal management reporting and planning process, and these adjusted revenue projections were the applicable revenue projections the SAAC board reviewed in considering the value of Ultimate Escapes. The following is a reconciliation of the adjusted revenues presented in the chart above to Ultimate Escapes’ historic and projected GAAP revenues for the same periods (which GAAP revenues result in a projected CAGR during the five year period of 43.7%):

	GAAP Revenues	Adjustment to Accelerate Revenues	Adjusted Revenues
	†($ in millions)
2007 (actual)	$15.1	$7.3	$22.4
2008 (actual)	$22.5	$6.6	$29.1
2009 (projected)	$41.0	$3.5	$44.5
2010 (projected)	$46.7	$8.4	$55.1
2011 (projected)	$64.4	$3.6	$68.0

The SAAC board also analyzed Ultimate Escapes’ projected increase in Adjusted EBITDA and net income in determining a valuation range for Ultimate Escapes. The assumptions for these projections were based on the full integration of Private Escapes into Ultimate Resorts, the utilization of current excess capacity and the arrangements with various hotels and resorts coming into effect in 2010, as well as anticipated improvements in worldwide economic conditions generally. The Private Escapes acquisition by Ultimate Resorts was consummated on September 15, 2009, and the full benefits of the combination are expected to be realized in the first full year of combined operations. Utilization of current excess property capacity and advantageous pricing agreements with hotel, resort and timeshare operators are also projected to expand profit margins and increase overall profitability.

Historical & Projected EBITDA
($ in millions)

Historical & Projected Net Income
($ in millions)

The forecasts reviewed by SAAC’s board did not include the potential impact on both sales and Adjusted EBITDA through the use of a minimum of $20 million (or possibly less, but in no event less than $10 million, depending on how many shares are converted or purchased by SAAC, as discussed elsewhere in this proxy statement) and up to approximately $80 million of SAAC’s equity capital. With the additional capital, Ultimate Escapes has the ability to acquire additional properties and existing clubs. Due to the significant decline in property values in the luxury real estate market over the past two years, there are significant acquisition opportunities for both real estate and existing destination clubs. SAAC’s board is confident that Ultimate Escapes will be able to capitalize on distressed property values and a fragmented marketplace and that the equity capital conveyed will contribute to additional sales and Adjusted EBITDA above the forecast.

On a combined basis, the assessment of the business and the quantitative “sum of the parts” analysis provided the SAAC board with a range of outcomes based on various Adjusted EBITDA multiple assumptions described above.

Based on the foregoing, SAAC arrived at the conclusion that the transaction resulted in a range of potential values for Ultimate Escapes of 9 to 11 times projected Adjusted EBITDA for the calendar year ending in 2009. By applying the 9.0 to 11.0 times multiple to Ultimate Escapes’ projected Adjusted EBITDA for the calendar year ending 2009, SAAC’s board of directors obtained a valuation range of approximately $171 million to $209 million. The board recognized that these multiples were in the lower range of multiples described above for comparable public and private transactions, providing what the board believed to be an attractive margin that could help offset unanticipated adverse changes in Ultimate Escapes’ projected performance and operations or general adverse changes in the U.S. economy.

In addition to considering Ultimate Escapes’ historical and projected results and comparable company and transaction valuations, the board also considered the value of the real estate assets. Based on appraisals conducted by Ultimate Escapes’ lenders in August 2009, the aggregate appraised value of Ultimate Escapes’ real estate assets was approximately $167 million. Given the board’s significant transaction experience, and in the case of several directors, direct operating experience in high growth industries, the board agreed with SAAC management that it had negotiated terms which they felt were in the best interest of SAAC stockholders.

The forecasts of Ultimate Escapes’ future operating results are based on assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond Ultimate Escapes’ control. These assumptions include continued growth in club membership of between 100 and 230 new members annually, average revenues from membership sales of $240,000 per member and average annual revenue per member of $20,000, anticipated efficiencies from the full integration of Private Escapes and Ultimate Resort, and anticipated improvements in worldwide economic conditions generally, resulting in increases in sales. While all projections are necessarily speculative, SAAC believes that the prospective financial information covering periods beyond twelve months from its date of preparation carries increasingly higher levels of uncertainty and should be read in that context. There will be differences between actual and projected results, and actual results may be materially greater or materially less than those reflected by the projections. The inclusion of the projections in this proxy statement should not be regarded as an indication that SAAC, Ultimate Escapes or their respective representatives considered or consider the forecasts to be a reliable prediction of future events, and reliance should not be placed on the forecasts.

The forecasts were disclosed to SAAC for use as one of many factors in its overall evaluation of Ultimate Escapes, and are included in this proxy statement solely for that reason. These forecasts were prepared in good faith by Ultimate Escapes using the most relevant and up-to-date information available to Ultimate Escapes at such time. Neither Ultimate Escapes’ management nor any of its representatives has made or makes any representation to any person regarding the ultimate performance of Ultimate Escapes’ compared to the information contained in the forecasts, although Ultimate Escapes’ management does make certain business decisions taking into account such forecasts. None of Ultimate Escapes’ management nor any of its representatives intends to update or otherwise revise the base case projections to reflect circumstances existing after the date when made or to reflect the occurrence of future events in the event that any or all of the assumptions underlying the forecasts are shown to be in error. Ultimate Escapes will not refer back to these forecasts in its future periodic reports filed under the Exchange Act.

Ultimate Escapes’ registered independent public accounting firm has neither examined nor compiled the base case projections and, accordingly, they do not express an opinion or any other form of assurance with respect thereto.

Satisfaction of 80% Test

It is a requirement that any business acquired by SAAC have a fair market value equal to at least 80% of SAAC’s trust account balance (excluding amounts payable for deferred underwriting discounts and commissions) at the time of such acquisition. The SAAC board of directors valued Ultimate Escapes at approximately $186 million by using (i) a multiple of Ultimate Escapes projected Adjusted EBITDA for fiscal 2010 derived from the multiples evidenced by the share prices of identified public companies (which, unlike Ultimate Escapes, had clean auditor opinions) or paid by acquirors of identified private companies that operate in Ultimate Escapes business and (ii) base case projections provided by Ultimate Escapes showing material compounded annual growth in revenues and Adjusted EBITDA through 2011, as more fully described above in the section “Valuation.” The $186 million value of Ultimate Escapes is in excess of approximately $57 million, representing 80% of the balance of SAAC’s trust account (excluding deferred underwriting discounts and commissions), and the board accordingly concluded that the 80% requirement contained in SAAC’s amended and restated certificate of incorporation was met. The SAAC board of directors believes because of the financial skills and background of its directors, it was qualified to conclude that the acquisition of Ultimate Escapes met this requirement.

Certain Interests of SAAC’s Directors and Officers in the Acquisition

When you consider the recommendation of SAAC’s board of directors in favor of approval of the Acquisition, you should keep in mind that SAAC’s directors and officers have interests in the Acquisition that are different from, or in addition to, your interests as a stockholder or warrantholder. These interests include, among other things:

•	If the Acquisition is not consummated by October 29, 2009, SAAC’s amended and restated certificate of incorporation provides that its corporate existence will automatically terminate and it must be dissolved and liquidated. In such event, the 2,500,000 shares purchased by SAAC’s founders that were acquired prior to SAAC’s IPO for an aggregate purchase price of $25,000 would become worthless, as the SAAC founders have waived any right to receive liquidation distribution with respect to their shares. Such shares had an aggregate market value of $19,800,000 based upon the closing bid price of $7.92 on the NYSE Amex on October 13, 2009, the record date for the Special Meeting of Stockholders.
•	If the Acquisition is not consummated by October 29, 2009, SAAC’s corporate existence will automatically terminate and it must be dissolved and liquidated. In such event, the 2,075,000 sponsor warrants purchased at a price of $1.00 per warrant for an aggregate purchase price of $2,075,000 will expire worthless. This purchase took place on a private placement basis immediately prior to the consummation of SAAC’s IPO. All of the proceeds SAAC received from this purchase were placed in SAAC’s trust account. The sponsor warrants had an aggregate market value of $186,750, based on the closing bid price of $0.09 on the NYSE Amex on October 13, 2009, the record date. In addition, Secure America Acquisition Holdings, LLC, the holder of the sponsor warrants like the public warrantholders, is subject to, and is being asked to consider and vote upon, the Warrant Amendment Proposal. Secure America Acquisition Holdings, LLC, intends to vote in favor of the Warrant Amendment Proposal.
•	It is currently anticipated that each of C. Thomas McMillen, Chairman of SAAC’s Board of Directors and Co-Chief Executive Officer of SAAC, and Mark A. Frantz, a member of SAAC’s advisory board, will be a director of Ultimate Escapes following the Acquisition.
•	If SAAC liquidates prior to the consummation of a business combination, Messrs. McMillen and Weiss, SAAC’s Co-Chief Executive Officers, will be personally liable, on a joint and several basis, to pay debts and obligations to vendors and other entities that are owed money by SAAC for services rendered or products sold to SAAC, or to any target business, to the extent such creditors bring claims that would otherwise require payment from monies in the trust account, but only if such entities did not execute a valid and enforceable waiver. Based on SAAC’s estimated debts and obligations, it is not currently expected that Messrs. McMillen and Weiss will have any exposure under this arrangement in the event of a liquidation.
•	If SAAC is required to be liquidated and there are no funds remaining to pay the costs associated with the implementation and completion of such liquidation, Messrs. McMillen and Weiss have agreed to advance to SAAC the funds necessary to pay such costs and complete such liquidation (currently anticipated to be no more than approximately $15,000) and not to seek repayment for such expenses.

Additionally, in connection with, and upon consummation of, the Acquisition, SunTrust Robinson Humphrey and Morgan Joseph, two of the underwriters of SAAC's IPO, are entitled to their M&A Advisory Fees. Further, SunTrust Robinson Humphrey, Morgan Joseph, the other underwriters of SAAC's IPO and JMP Securities LLC will be entitled to receive, upon the consummation of the Acquisition, fees from the Bonus Pool, which will be funded, in part, by the deferred underwriting discounts and commissions relating to SAAC’s IPO and held in its trust account, which the underwriters of SAAC’s IPO have agreed to release to the Bonus Pool, to the extent such fees have not been reduced by distributions to converting stockholders. If the Acquisition is not consummated and SAAC is required to be liquidated, SunTrust Robinson Humphrey and Morgan Joseph & Co., Inc. will not receive their M&A Advisory Fees, and none of the financial advisors will receive any fees from the Bonus Pool.

Actions that May Be Taken to Secure Approval of SAAC’s Stockholders

If holders of 30% or more of the Public Shares vote against the Acquisition and seek conversion of their Public Shares into a pro rata portion of the trust account in accordance with SAAC’s amended and restated certificate of incorporation, SAAC would not be permitted to consummate the Acquisition, even if the required vote for the Acquisition Proposal was received. To preclude such possibility, SAAC, the SAAC founders, Ultimate Escapes and the Ultimate Escapes members and/or their respective affiliates may negotiate agreements to provide for the purchase of Public Shares from certain holders who indicate their intention to vote against the Acquisition and seek conversion or otherwise wish to sell their Public Shares. We expect these agreements to also include agreements to provide such holders of Public Shares with incentives to vote in favor of the Acquisition.

Agreements of such nature would only be entered into and effected at a time when SAAC, the SAAC founders, Ultimate Escapes and the Ultimate Escapes members and/or their respective affiliates are not aware of any material nonpublic information regarding SAAC, its securities or Ultimate Escapes. Definitive arrangements have not yet been determined but might include:

•	Agreements between SAAC and certain holders of Public Shares pursuant to which SAAC would agree to purchase Public Shares from such holders immediately after the closing of the Acquisition for the price and fees specified in the arrangements;
•	Agreements with third parties to be identified pursuant to which the third parties would purchase Public Shares during the period beginning on the date that SAAC files its definitive proxy statement. Such agreements would also provide for SAAC, immediately after the closing of the Acquisition, to purchase from the third parties all of the Public Shares purchased by them for the price and fees specified in the agreements; or
•	Agreements with third parties pursuant to which SAAC would borrow funds to make purchases of Public Shares for its own account. SAAC would repay such borrowings with funds transferred to it from SAAC’s trust account upon closing of the Acquisition.

Funds released from the SAAC trust account upon consummation of the Acquisition may be used to purchase up to approximately $26 million of the Public Shares following the consummation of the Acquisition.

As a result of the purchases that may be effected through such agreements, it is likely that the number of shares of common stock of SAAC in its public float will be reduced and that the number of beneficial holders of SAAC’s securities also will be reduced from what it would have been if SAAC did not purchase Public Shares in this manner.

The purpose of such agreements would be to increase the likelihood of obtaining the required vote (a majority of the Public Shares issued and outstanding as of the record date) and reduce the likelihood that holders of 30% or more of the Public Shares vote against the Acquisition and exercise their conversion rights. All shares purchased pursuant to such arrangements would be voted in favor of the Acquisition and all other proposals presented at the Special Meeting of Stockholders. None of SAAC, Ultimate Escapes, their respective officers and directors or their affiliates purchasing shares would affect the fact that 30% less one share of the Public Shares could be converted by SAAC stockholders voting against the Acquisition without the Acquisition being prohibited from closing because the number of Public Shares that may be converted by holders of Public Shares who vote against the Acquisition without prohibiting the consummation of the Acquisition is fixed in SAAC’s amended and restated certificate of incorporation at one share less than 30% of the Public Shares. If, for some reason, the Acquisition is not consummated, the purchasers, other than SAAC (but only with respect to its founder shares), would be entitled to participate in liquidation distributions from SAAC’s trust account with respect to such shares. A holder of Public Shares will receive the same amount of cash from SAAC’s trust account with respect to its shares, whether it exercises its conversion rights (regardless of whether it votes for or against the Acquisition) or receives its pro rata portion of the trust account in the event SAAC is dissolved and liquidated, subject to any reduction of the funds in the trust account due to claims of creditors. If the Acquisition is approved, in no event would any holder of Public Shares be unable to exercise its conversion rights.

Purchases pursuant to such agreements ultimately paid for with funds originating from SAAC’s trust account would reduce the funds available to SAAC after the Acquisition for working capital and general corporate purposes. Nevertheless, in all events, there will be sufficient funds available to SAAC from the trust account to pay the holders of all Public Shares that are properly converted.

If these agreements are entered into, the consequence could be that the Acquisition would be approved when, without such arrangements, the Acquisition might not have otherwise been approved. Purchases of Public Shares by the persons described above would allow them to exert more influence over the approval of the Acquisition and other proposals and would likely increase the chances that such proposals would be approved. Moreover, any such purchases may make it less likely that the holders of 30% or more of the Public Shares will vote against the Acquisition and exercise their conversion rights.

It is possible that the Special Meeting of Stockholders could be adjourned to provide time to seek out and negotiate such transactions if, at the time of the meeting, it appears that the requisite vote will not be obtained or that the limitation on conversion will be exceeded, assuming that the Stockholder Adjournment

Proposal is approved. Also, under Delaware law, SAAC’s board of directors may postpone the Special Meeting of Stockholders at any time prior to it being called to order to provide time to seek out and negotiate such transactions. In no event will SAAC adjourn the Special Meeting of Stockholders or consummate the Acquisition beyond the date by which it may properly do so under its amended and restated certificate of incorporation and Delaware law.

As of the date of this proxy statement, no agreements to such effect have been entered into with any such investor or holder. In the event that any purchases of SAAC’s common stock are made by SAAC, SAAC’s founders, Ultimate Escapes and the Ultimate Escapes members or any of their respective affiliates after the mailing of this proxy statement to stockholders but prior to the Special Meeting of Stockholders, SAAC will file a Current Report on Form 8-K within four business days of such purchases or otherwise prior to the Special Meeting of Stockholders. Any such report will include descriptions of the agreements entered into or significant purchases by any of the aforementioned persons. If members of SAAC’s board of directors or officers make purchases pursuant to such arrangements, they will be required to report these purchases on beneficial ownership reports filed within two business days of such transactions with the SEC.

Redemption Value Exchange Program

Ultimate Escapes intends to offer its club members who meet certain eligibility requirements an opportunity to elect to convert all or a portion of their redemption value under Ultimate Escapes’ “redemption assurance program” into shares of SAAC common stock to be issued by SAAC following the consummation of the Acquisition. A club member’s redemption value under the redemption assurance program is a guaranteed amount of the member’s membership fees that Ultimate Escapes is obligated to refund in accordance with specified procedures if the member resigns from the club. The maximum aggregate amount of all club members’ redemption value that may be converted pursuant to the program is $10 million.

Eligible club members who elect to participate in the redemption value exchange program will be entitled, following the consummation of the Acquisition, to convert up to the full amount of their redemption value into that number of shares of SAAC common stock determined by dividing the redemption value which they elect to convert by $7.94. All shares of SAAC common stock issued pursuant to this program will be restricted securities, and will also be subject to a lock-up agreement, whereby 25% of the shares issued to each club member will be released from the lock-up every six months following the consummation of the Acquisition. Any shares to be issued pursuant to the program would be issued directly by SAAC, as the parent company of Ultimate Escapes following the consummation of the Acquisition. No shares would be issued if the Acquisition is not consummated. Ultimate Escapes will agree to use commercially reasonable efforts to cause SAAC to file a resale registration statement covering 50% of the total number of shares of SAAC common stock issued pursuant to the program following the consummation of the Acquisition, otherwise such shares will only be eligible to be resold one year after the consummation of the Acquisition in accordance with rules applicable to “shell” companies.

Only accredited investors are eligible to participate in the redemption value exchange program, and the issuance of the shares of SAAC common stock pursuant to the program is intended to be exempt from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(2) of such Act and Rule 506 of Regulation D promulgated under such Act. In addition, in order to participate, a club member must own shares of SAAC common stock on October 25, 2009, and must continue to hold such shares for at least 30 days after the closing of the Acquisition. Each participating member must also agree not to vote against the Acquisition, or to elect conversion rights with respect to their SAAC shares. The maximum amount of a club member’s redemption value which a club member may elect to convert into shares of SAAC common stock pursuant to the program is the dollar amount (at $7.94 per share) of all shares of SAAC common stock the club member owns on October 25, 2009. If the full $10 million maximum redemption value is so converted, SAAC would be obligated to issue a total of 1,259,446 shares of common stock to participating club members following the closing of the Acquisition.

As of the date of this proxy statement, no agreements to participate in this program have been entered into with any of Ultimate Escapes’ club members. SAAC will file a Current Report on Form 8-K prior to the Special Meeting of Stockholders to disclose the total amount of redemption value which members have elected to convert into SAAC common stock pursuant to the program, if any.

Rescission Rights

If you are a stockholder at the time of the Acquisition and you purchased your shares in SAAC’s IPO and have not exercised your conversion rights, you may have securities law claims against SAAC for rescission (under which a successful claimant has the right to receive the total amount paid for his or her securities pursuant to an allegedly deficient prospectus, plus interest and less any income earned on the securities, in exchange for surrender of the securities) or damages (compensation for loss on an investment caused by alleged material misrepresentations or omissions in the sale of a security) on the basis of, for example, SAAC’s IPO prospectus not disclosing that SAAC may seek to amend the definition of “business combination” contained in its amended and restated certificate of incorporation, that funds in its trust account might be used, directly or indirectly, to purchase Public Shares in order to secure approval of SAAC’s stockholders on the Acquisition, that SAAC may consummate a transaction outside of the homeland security industry, that SAAC may seek to amend its amended and restated certificate of incorporation to provide conversion rights to holders of Public Shares, regardless of whether such holder votes for or against the business combination or that SAAC may seek to amend the terms of the Warrant Agreement to revise the exercise price and the expiration date.

You should be aware that SAAC’S amended and restated certificate of incorporation and initial public offering prospectus stated that only those holders of Public Shares who vote against the business combination will have the right to convert their Public Shares into cash if the business combination is approved and completed. Furthermore, SAAC’s initial public offering prospectus stated that specific provisions in its amended and restated certificate of incorporation, including provisions of Article Sixth setting forth your conversion rights, would not be amended prior to the consummation of an initial business combination without the affirmative vote of 95% of the outstanding shares of SAAC’s common stock. The initial public offering prospectus further stated that while the validity under Delaware law of a 95% supermajority provision restricting the ability to amend the charter has not been settled, SAAC would not take any actions to waive or amend any of those provisions.

These rescission claims may entitle stockholders asserting them to up to $8.00 per share, based on the initial offering price of the units sold in SAAC’s IPO, each comprised of one share of common stock and a warrant to purchase an additional share of common stock, less any amount received from the sale or fair market value of the original warrants purchased as part of the units, plus interest from the date of SAAC’s IPO. In the case of holders of Public Shares, this amount may be more than the pro rata share of the trust account to which they are entitled upon exercise of their conversion rights or liquidation of SAAC.

In general, a person who contends that he or she purchased a security pursuant to a prospectus which contains a material misstatement or omission must make a claim for rescission within the applicable statute of limitations period, which, for claims made under Section 12 of the Securities Act and some state statutes, is one year from the time the claimant discovered or reasonably should have discovered the facts giving rise to the claim, but not more than three years from the occurrence of the event giving rise to the claim. A successful claimant for damages under federal or state law could be awarded an amount to compensate for the decrease in value of his or her shares caused by the alleged violation (including, possibly, punitive damages), together with interest, while retaining the shares. Claims under the anti-fraud provisions of the federal securities laws must generally be brought within two years of discovery, but not more than five years after occurrence. Rescission and damages claims would not necessarily be finally adjudicated by the time the Acquisition is completed, and such claims would not be extinguished by consummation of that transaction.

Even if you do not pursue such claims, others, who may include all other holders of Public Shares, may do so. Neither SAAC nor Ultimate Escapes can predict whether stockholders will bring such claims or whether such claims would be successful.

THE CONTRIBUTION AGREEMENT
AND OTHER ACQUISITION AGREEMENTS

This section of this proxy statement describes the material provisions of the Contribution Agreement, the Operating Agreement, the Indemnification and Escrow Agreement, the Voting Agreement and the Registration Rights Agreement to be entered into in connection with the consummation of the Acquisition, the letter agreement entered into between SAAC and its founders on August 31, 2009, and the letter agreement to be entered into between SAAC and the underwriters of SAAC’s IPO in connection with the consummation of the Acquisition, but does not purport to describe all of the terms of the those agreements. The following summary is qualified in its entirety by reference to the complete text of each of the Contribution Agreement, the Operating Agreement, the Indemnification and Escrow Agreement, the Voting Agreement, the letter agreement with the founders, the letter agreement with the underwriters and the Registration Rights Agreement, copies of which are attached as Annexes A, B, C, I, J, K and L hereto, respectively. You are urged to read each of these agreements in their entirety because they are the primary legal documents that govern the Acquisition.

The Contribution Agreement, the Operating Agreement and Indemnification and Escrow Agreement have been included to provide information regarding the terms of the Acquisition. Except for their status as the contractual documents that establish and govern the legal relations among SAAC, on the one hand, and Ultimate Escapes, Ultimate Resorts and their respective members, on the other hand, with respect to the Acquisition, the Contribution Agreement, the Operating Agreement and Indemnification and Escrow Agreement are not intended to be sources of factual, business or operational information about the parties.

The Contribution Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of the Contribution Agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating the Contribution Agreement. The representations, warranties and covenants in the Contribution Agreement are also modified in important part by the underlying disclosure schedules which are not filed publicly and which are subject to a contractual standard of materiality different from that generally applicable to stockholders and were used for the purpose of allocating risk among the parties rather than establishing matters as facts. SAAC and Ultimate Escapes do not believe that these schedules contain information that is material to an investment decision.

If SAAC becomes aware of more recent developments that it believes are material to an investment decision, SAAC will disclose such information by way of its public filings with the SEC, which are available at www.sec.gov.

Overview of the Acquisition

Upon the closing of the transactions contemplated by the Contribution Agreement, (a) SAAC will receive approximately 4,717,930 membership units of Ultimate Escapes, assuming a $20 million cash contribution and the maximum number of conversions and forward contracts (provided, that, if fewer than approximately 6,225,656 shares of SAAC common stock are converted into cash or canceled based upon the settlement of forward contracts immediately following the closing, then the approximately 4,717,930 units shall increase on a one-for-one basis), such that SAAC and the UE Owners will own approximately 39.5% and 60.5%, respectively, of the issued and outstanding membership units of Ultimate Escapes and, of the $30 million expected to be left with SAAC, at least $20 million will be contributed to Ultimate Escapes, and (b) the UE Owners will be entitled to convert their membership units on a one-to-one basis into shares of SAAC common stock. It is possible that Ultimate Escapes may agree to a cash contribution of less than $20 million (in which case SAAC would receive fewer membership units of Ultimate Escapes), but in no event would such amount be less than $10 million. If SAAC contributed $10 million in cash, then it would receive approximately 3,367,950 units, such that SAAC and the UE Owners would own approximately 31.9% and 68.1%, respectively, of the issued and outstanding membership units of Ultimate Escapes. In addition, the UE Owners will be eligible to receive up to an aggregate of 7,000,000 additional membership units of Ultimate Escapes, convertible on a one-to-one basis into shares of SAAC common stock, upon the achievement by Ultimate Escapes of certain Adjusted EBITDA milestones set forth in the Operating Agreement.

The closing of the Acquisition is conditioned upon the following: (i) the Warrant Amendment Proposal has been approved; (ii) the SAAC directors, officers and sponsor, who are collectively referred to herein as the SAAC founders, cancel, on a pro rata basis, an aggregate number of shares of SAAC common stock they acquired prior to SAAC’s initial public offering, such that they will own an aggregate of 20% of the issued and outstanding shares of SAAC common stock at the closing, in accordance with the terms of letter agreement entered into by and among the SAAC founders and SAAC on August 31, 2009; (iii) holders of less than 30% of the Public Shares vote against the Acquisition and properly elect to convert their shares into a portion of the cash held in the trust account; and (iv) certain other conditions as set forth in the Contribution Agreement.

Structure of the Acquisition

Pursuant to the terms of the Contribution Agreement, SAAC will receive, in exchange for a $20 million contribution, approximately 4,717,930 membership units of Ultimate Escapes, representing approximately 39.5% of Ultimate Escapes’ membership units as of the closing (assuming the maximum number of conversions and forward contracts and that, of the $30 million expected to be left with SAAC, at least $20 million will be contributed to Ultimate Escapes), which units will increase, on a one-for-one basis, to the extent fewer than approximately 6,225,656 shares of SAAC common stock are converted into cash or canceled based upon the settlement of forward contracts immediately following the closing. It is possible that Ultimate Escapes may agree to a cash contribution of less than $20 million (in which case SAAC would receive fewer membership units of Ultimate Escapes), but in no event would such amount be less than $10 million. If SAAC contributed $10 million in cash, then it would receive approximately 3,367,950 units, such that SAAC and the UE Owners would own approximately 31.9% and 68.1%, respectively, of the issued and outstanding membership units of Ultimate Escapes. All of the assets which constituted Ultimate Escapes’ business prior to the Acquisition will continue to be held by Ultimate Escapes following the closing. Following the Acquisition, SAAC will change its name to Ultimate Escapes, Inc. and will be a holding company with the following structure:

•	SAAC will own approximately 39.5% of Ultimate Escapes’ membership units immediately following the closing, which percentage will increase to the extent fewer than approximately 6,225,656 shares of SAAC common stock are converted into cash or canceled based upon the settlement of forward contracts immediately following the closing;
•	The UE Owners will retain the remaining 7,178,841 of Ultimate Escapes’ membership units on an aggregate basis and will be eligible to receive up to an aggregate of 7,000,000 additional membership units of Ultimate Escapes. The retained units and any earn-out units are exchangeable into shares of SAAC common stock on a one-for-one basis; and
•	Ultimate Escapes will own, directly or indirectly, 100% of the operating companies that comprise the Ultimate Escapes business prior to the consummation of the transactions.

On September 15, 2009, Ultimate Resort and Private Escapes consummated the contribution by Private Escapes of certain of its assets, liabilities, properties and rights thereto to Ultimate Resort and, immediately after the closing of such transaction, Ultimate Resort contributed all of its assets, liabilities, properties and rights thereto to Ultimate Escapes, such that Ultimate Escapes, directly or indirectly, now owns and operates the Ultimate Resort and Private Escapes businesses. The diagram below depicts the organizational structure, in simplified form, of Ultimate Escapes following the consummation of the Acquisition.

POST-ACQUISITION ORGANIZATIONAL STRUCTURE

*	Percentages assume the maximum number of conversions and forward contracts and that, of the $30 million left with SAAC, at least $20 million will be contributed to Ultimate Escapes.

10%, or 717,884, of the retained units will be placed in escrow at the closing to secure the indemnification obligations of the UE Owners to SAAC in connection with the Acquisition. In addition, certain of SAAC’s indemnification claims may be set off against earn-out units that Ultimate Escapes may earn in the future, as described below up to a maximum amount equal to 15% of the retained units.

Additionally, each current owner will have the right to receive its pro rata portion of the following amount of additional Ultimate Escapes’ membership units, subject to the conditions described below: Up to 3,000,000 earn-out units will be issued if Ultimate Escapes’ Adjusted EBITDA for fiscal 2010 or fiscal 2011 is greater than $23 million, as follows:

•	Up to 3,000,000 earn-out units will be issued if Ultimate Escapes’ Adjusted EBITDA for fiscal 2010 or fiscal 2011 is greater than $23 million, as follows:
•	If Adjusted EBITDA for fiscal 2010 or fiscal 2011 is equal to or greater than $27 million, an aggregate of 3,000,000 earn-out units will be issued; or
•	If Adjusted EBITDA for fiscal 2010 is greater than $23 million but less than $27 million, the number of earn-out units to be issued shall equal a corresponding proportionate percentage of the First Earn-Out equal to Adjusted EBITDA earned for the applicable year in excess of $23,000,000 divided by $4,000,000.
•	Up to 4,000,000 earn-out units will be issued if Ultimate Escapes’ Adjusted EBITDA for fiscal 2011 or fiscal 2012 is greater than $32 million, as follows:
•	If Adjusted EBITDA for fiscal 2011 or fiscal 2012 is equal to or greater than $45 million, an aggregate of 4,000,000 earn-out units will be issued; or
•	If Adjusted EBITDA for fiscal 2011 is greater than $32 million but less than $45 million, the number of earn-out units to be issued shall equal a corresponding proportionate percentage of the Second Earn-Out equal to Adjusted EBITDA earned for the applicable year in excess of $32,000,000 divided by $13,000,000.

“Adjusted EBITDA,” with respect to any period, means, as determined in accordance with GAAP, the difference between revenue (plus the non-refundable portion of Ultimate Escapes’ membership fees, to the extent such membership fees are not included in revenue pursuant to GAAP) and expense of Ultimate Escapes and its subsidiaries, on a consolidated basis for such period, plus the sum of (i) interest expense, (ii) income tax expense, (iii) depreciation expense and (iv) amortization expense. Adjusted EBITDA, with respect to any period, includes organic growth and the effect of any acquisitions or dispositions of lines of businesses or other material assets and all member assessments incurred during the period for which Adjusted EBITDA is being calculated, but excludes all non-cash compensation related to the proposed 2009 Incentive Plan.

The UE Owners will also have the right to exchange each of their Ultimate Escapes’ membership units, including all earn-out units received, if any, at any time for shares of SAAC common stock. However, SAAC may, in its sole discretion, elect to make a cash payment to holders of membership units in lieu of issuing common stock. The exchange ratio for any membership units so converted into shares of SAAC common stock will be one-for-one.

Additionally, the Amended and Restated Operating Agreement of Ultimate Escapes contains certain restrictions on Ultimate Escapes’ activities while the CapitalSource loans are outstanding.

For each membership unit of Ultimate Escapes issued to the UE Owners, the Member Representative will also receive one share of Series A Voting Preferred Stock. The Series A Voting Preferred Stock will be entitled to one vote per share and to vote as a single class with the common stock on all matters, but they will not be entitled to any liquidation preference, dividends or certain other distributions. At any time that any UE Owner exchanges membership units of Ultimate Escapes for shares of SAAC common stock, a like number of shares of Series A Voting Preferred Stock will be canceled.

In connection with the Acquisition, SAAC is seeking to amend the terms of the warrant agreement governing the warrants exercisable for shares of SAAC common stock in order to: (i) increase the exercise price of the SAAC warrants from $5.25 to $8.80 per share; (ii) increase the reported last sale price at which

SAAC may require redemption of its warrants from $11.50 to $15.05 per share; and (iii) extend the expiration date of the SAAC warrants from October 23, 2011 to the date that is four years from the closing date of the Acquisition. SAAC believes that these amendments to the warrants will increase its strategic opportunities and attractiveness to future investors by being less dilutive as well as providing an additional source of capital for SAAC in the future, if the warrants are exercised. See the section entitled, “Proposals to be Considered by the SAAC Warrantholders —  The Warrant Amendment Proposal,” for more information.

The parties to the Contribution Agreement plan to consummate the Acquisition as promptly as practicable after the Special Meeting of Stockholders and the Special Meeting of Warrantholders, provided that:

•	SAAC’s stockholders have approved and adopted the Acquisition Proposal and the transactions contemplated thereby;
•	holders of less than 30% of the Public Shares vote against the Acquisition Proposal and properly demand conversion of their shares into cash; and
•	the other conditions specified in the Contribution Agreement have been satisfied or waived.

Closing and Effective Time of the Acquisition

The Acquisition is expected to be consummated promptly following the satisfaction or waiver of the conditions described below under the subsection entitled “Conditions to the Closing of the Acquisition,” unless SAAC and Ultimate Escapes agree in writing to hold the closing at another time.

Conditions to Closing of the Acquisition

The obligations of the parties to the Contribution Agreement to consummate the Acquisition are subject to, among other things, the satisfaction (or waiver by each other party) of the following specified conditions set forth in the Contribution Agreement before consummation of the Acquisition:

•	the SAAC stockholders shall have approved the Pre-Acquisition Charter Amendment Proposal;
•	the SAAC stockholders shall have approved the Contribution Agreement and Operating Agreement and the transactions contemplated by those agreements in accordance with the Delaware General Corporation Law, referred to herein as the DGCL, the holders of a majority of the issued and outstanding Public Shares shall have approved the foregoing agreements and the transactions contemplated therein and the holders of less than 30% of the Public Shares shall have voted against the Acquisition and properly exercised their rights to convert their shares into a pro rata share of the trust account;
•	the SAAC stockholders shall have approved each of the Post-Acquisition Charter Amendment, the Director Election and the Stock Incentive Proposals;
•	each of the contribution by Private Escapes Holdings, LLC of certain of its assets, liabilities, properties and rights thereto to Ultimate Resort and the contribution by Ultimate Resort to Ultimate Escapes of all of its assets, liabilities, properties and rights thereto, on terms and conditions substantially similar to and in accordance with those presented to SAAC, shall have been consummated (which occurred on September 15, 2009);
•	that the applicable waiting period under any antitrust laws shall have expired or been terminated;
•	all authorizations, approvals or permits required to be obtained from any governmental authority and all consents required from third parties required in connection with the Acquisition shall have been obtained;
•	no governmental entity shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, executive order, decree, injunction or other order (whether temporary, preliminary or permanent) which has the effect of making the Acquisition illegal or otherwise prohibiting consummation of the Acquisition substantially on the terms contemplated by the Contribution Agreement; and
•	each party has duly executed and delivered the Operating Agreement, the Indemnification and Escrow Agreement, the Voting Agreement and the Registration Rights Agreement.

The obligations of SAAC to consummate the Acquisition are subject, among other things, to various additional closing conditions (unless waived by SAAC):

•	the accuracy in all respects on the date of the Contribution Agreement and the closing date of all of representations and warranties of Ultimate Escapes and Ultimate Resort, except (A) to the extent any representation or warranty refers specifically to an earlier date, in which case such representation or warranty shall be true and correct as of such earlier date and (B) this condition will be satisfied unless the incorrectness of such representation or warranty would, in the aggregate, reasonably be expected to result in a material adverse effect with respect to Ultimate Resort as described below under “Materiality and Material Adverse Effect;”
•	the performance in all material respects of all covenants and obligations required to be performed by or complied with by Ultimate Resort, Ultimate Escapes and the UE Owners and its members under the Contribution Agreement at or prior to the closing date;
•	no action, suit or proceeding shall have been pending or threatened before any governmental authority which is reasonably likely to (i) prevent the consummation of any of the transactions contemplated by the Contribution Agreement or (ii) cause any of the transactions contemplated by the Contribution Agreement to be rescinded following the closing date;
•	the delivery to SAAC by Ultimate Escapes of an officer’s certificate for the purpose of evidencing the accuracy of the representations or warranties made by Ultimate Escapes or Ultimate Resort and its members, certifying the performance of the covenants or obligations required to be performed by Ultimate Resort, Ultimate Escapes and its members, and certifying that no material adverse effect with respect to Ultimate Escapes occurred;
•	the delivery to SAAC by Ultimate Resort and Ultimate Escapes, respectively, of certain corporate resolutions approving the Acquisition, certified by the Secretary of Ultimate Resort and Ultimate Escapes, respectively;
•	no material adverse effect with respect to Ultimate Resort or Ultimate Escapes shall have occurred since the date of the Contribution Agreement;
•	the receipt by SAAC of a satisfactory opinion from counsel to Ultimate Resort or Ultimate Escapes;
•	the receipt of executed employment agreements from the three Key Employees (as defined in the Contribution Agreement) of Ultimate Escapes (see “Proposals To Be Considered By SAAC Stockholders — The Acquisition Proposal — Employment Agreements” and “Management of SAAC and its Subsidiaries Following the Acquisition — Executive Compensation” for additional information regarding these employment agreements);
•	the resignations of the managers and officers of Ultimate Escapes from their positions with Ultimate Escapes immediately prior to the closing of the Acquisition;
•	the deferred underwriting discounts and commissions owed to the underwriters of SAAC’s IPO, including SunTrust Robinson Humphrey and Morgan Joseph, shall have been reduced to an aggregate of 4% of the funds held in the trust account, less amounts paid to converting stockholders, funds used by SAAC to repay bridge loans made, or to repurchase or redeem shares of SAAC’s common stock or similar arrangements, in connection with obtaining approval of the Acquisition and funds used to repay any bridge or other loans provided to SAAC in connection therewith;
•	the SAAC warrantholders shall have approved the Warrant Amendment Proposal;
•	all options, warrants or other derivative securities of Ultimate Escapes and its Operational Subsidiaries shall have been exercised or terminated prior to the closing date; and
•	SAAC shall have received, to its sole satisfaction, verification from an independent third party that the terms of the lease by and between Ultimate Resort and La Mirada Plaza, LLC, an affiliate of James M. Tousignant, the President and Chief Executive Officer of Ultimate Escapes, are fair, reasonable and at prevailing market rates.

The obligations of Ultimate Resort to consummate the Acquisition are subject, among other things, to various additional closing conditions (unless waived by Ultimate Escapes and Ultimate Resort):

•	the accuracy in all respects on the date of the Contribution Agreement and the closing date of all of representations and warranties of SAAC, except (A) to the extent any representation or warranty refers specifically to an earlier date, in which case such representation or warranty shall be true and correct as of such earlier date and (B) this condition will be satisfied unless the incorrectness of such representation or warranty would, in the aggregate, reasonably be expected to result in a material adverse effect with respect to SAAC as described below under “Materiality and Material Adverse Effect;”
•	the performance in all material respects of all covenants and obligations required to be performed by or complied with by SAAC under the Contribution Agreement at or prior to the closing date;
•	no action, suit or proceeding shall have been pending or threatened before any governmental authority which is reasonably likely to (i) prevent the consummation of any of the transactions contemplated by the Contribution Agreement or (ii) cause any of the transactions contemplated by the Contribution Agreement to be rescinded following the closing date;
•	the delivery to Ultimate Escapes by SAAC of an officer’s certificate for the purpose of evidencing the accuracy of the representations or warranties made by SAAC, certifying the performance of the covenants or obligations required to be performed by SAAC, and certifying that no material adverse effect with respect to SAAC occurred;
•	the delivery to Ultimate Escapes by SAAC of certain corporate resolutions approving the Acquisition, certified by the Secretary of SAAC;
•	no material adverse effect with respect to SAAC shall have occurred since the date of the Contribution Agreement;
•	the receipt by Ultimate Escapes of a satisfactory opinion from counsel to SAAC; and
•	the SAAC stockholders shall have approved each of the Acquisition, Post-Acquisition Charter Amendment, the Director Election and the Stock Incentive Proposals.

Representations and Warranties

The Contribution Agreement contains a number of representations that each of SAAC, Ultimate Resort, Ultimate Escapes and its members have made to each other. These representations and warranties relate to the following: (i) Due Organization and Good Standing; (ii) Title to Securities; Capitalization; (iii) Information Supplied; (iv) Authorization; Binding Agreement; (v) Governmental Approvals; (vi) No Violations; (vii) Absence of Certain Changes; (viii) Absence of Undisclosed Liabilities; (ix) Intellectual Property; (x) Permits; (xi) Litigation; (xii) Material Contracts; (xiii) Employee Benefit Plans; (xiv) Employee Matters; (xv) Taxes and Returns; (xvi) Finders and Investment Bankers; (xvii) Title to Properties; Assets; (xviii) Environmental Matters; (xix) Transactions with Affiliates; (xx) Insurance; (xxi) Financial Statements; (xxii) Representations and Warranties; and (xxiii) Board Approval.

Ultimate Resort, Ultimate Escapes and its members have made certain additional representations and warranties to SAAC, relating to the following: (i) Subsidiaries; (ii) Restrictions on Business Activities; (iii) Compliance with Laws; (iv) Books and Records; and (v) Accounts Receivable.

SAAC has made certain additional representations and warranties to Ultimate Escapes, relating to the following: (i) SEC Filings; (ii) the Investment Company Act; (iii) Trust Fund; (iv) NYSE Amex Listing; and (v) Indebtedness.

Materiality and Material Adverse Effect

Certain of the representations and warranties are qualified by materiality or material adverse effect. For the purposes of the Contribution Agreement, material adverse effect means any change or effect that, individually or in the aggregate, has, or would reasonably be expected to have, a material adverse effect upon the assets, liabilities, business, financial condition or operating results of an entity and its subsidiaries, taken as a whole. The term material adverse effect excludes any changes or effects after the date on which the Contribution Agreement is signed that is directly or indirectly attributable to (i) general political, economic, financial, capital market or industry-wide conditions (except to the extent the entity is affected in a disproportionate manner relative to other companies in the industry in which the entity and its subsidiaries conduct business); (ii) the announcement of the execution of Contribution Agreement, or the pendency of the Acquisition, (iii) a any change in the United States generally accepted accounting principles, or GAAP, or interpretations of GAAP, (iv) the execution by the entity and performance of or compliance by the entity with the Contribution Agreement, (v) any failure to meet any financial or other projections or (vi) any breach by the other parties to the Contribution Agreement.

Covenants of the Parties

The parties to the Contribution Agreement have agreed, during the period from the date of the Contribution Agreement until the earlier of the termination of the Contribution Agreement pursuant to its terms or the closing of the Acquisition, which is referred to herein as the executory period, unless the other parties to the Contribution Agreement give written consent to the contrary: (i) to conduct their respective business in all material respects in the ordinary course of business consistent with past practice; (ii) to use commercially reasonable efforts to preserve intact, in all material respects, their respective business organizations, to keep available the services of their respective and their respective subsidiaries’ managers, directors, officers, key employees and consultants; (iii) to maintain, in all material respects, existing relationships with all persons with whom the party and its subsidiaries do significant business; and (iv) to preserve the possession, control and condition of their respective and their respective subsidiaries’ assets, all consistent with past practice.

The parties to the Contribution Agreement have further agreed, during the executory period, that none of them will (except as such action is in the ordinary course of business consistent with past practice in all material respects), without the prior written consent of such other party: (i) amend, waive or otherwise change any of their respective charter documents; (ii) authorize for issuance, issue, grant, sell, pledge, dispose of or propose to issue, grant, sell, pledge or dispose of any capital stock or rights to acquire capital stock or other securities or equity interests or engage in any hedging transaction; (iii) split, combine or reclassify any equity interests or issue other securities in respect thereof or directly or indirectly acquire or offer to acquire any of its capital equity or other equity interests other than as specifically permitted in the Contribution Agreement; (iv) incur, create, assume, prepay or otherwise become liable for any indebtedness, as such term is defined in the Contribution Agreement, or make any loan to or investment in a third party or guarantee any other person’s liability; (v) increase the wages, compensation or bonuses of its key employees by more than 5%, make commitments to advance with respect to 2009 and 2010 bonuses; (vi) make or rescind any material election related to taxes or settle any claim, suit, litigation, relating to taxes; (vii) transfer or license to any person or otherwise extend, materially amend or modify, permit to lapse or fail, Ultimate Escapes’ intellectual property other than nonexclusive licenses in the ordinary course of business; (viii) terminate or waive or assign any material right under Ultimate Escapes’ material contracts or any lease or enter into any contract (A) involving more than $250,000 or (B) that would be an Ultimate Escapes material contract or (C) with a term longer than one year that cannot be terminated upon sixty days or less; (ix) fail to maintain its books, accounts and records in all material respects in the ordinary course of business; (x) establish any subsidiary or enter into a new line of business; (xi) fail to use commercially reasonable efforts to keep existing insurance policies or replacements or revisions thereof providing insurance coverage with respect to the assets, operations and activities of Ultimate Escapes and its subsidiaries in the same amount and scope of coverage as currently in effect; (xii) revalue any of its material assets or make any change in accounting methods, principles or practices, except in compliance with GAAP and approved by its outside auditors; (xiii) waive, release, assign, settle or compromise any claim, action or proceeding other than waivers, releases, assignments, settlements or compromises involving only payment of monetary damages less than $100,000 individually or in the aggregate, or otherwise pay, discharge or satisfy any claims, liabilities or obligations other than in the ordinary course of business consistent with past practice, unless such amounts are reserved in its financials; (xiv) close or materially reduce Ultimate Escapes’ or its subsidiaries’ activities or effect any layoff or other Ultimate Escapes-initiated personnel reduction or change at any facility of Ultimate Escapes or its subsidiaries;

(xv) acquire, including by merger, consolidation, acquisition of stock or assets, or any other form of business combination, any corporation, partnership, limited liability company, other business organization or division thereof or, except in the ordinary course of business, any material amount of assets; (xvi) make capital expenditures in excess of $2 million; (xvii) adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization; (xviii) voluntarily incur any material liability or obligation (whether absolute, accrued, contingent or otherwise); (xix) sell, lease, license, transfer, exchange or swap, mortgage or otherwise pledge or encumber or otherwise dispose of any material portion of its properties, assets or rights; (xx) enter into any agreement, understanding or arrangement with respect to the voting of the Ultimate Escapes voting membership interests or the capital equity of any Operating Subsidiary; (xxi) take any action that would reasonably be expected to delay or impair the obtaining of any consents or approvals of any governmental authority to be obtained in connection with the Contribution Agreement; (xxii) enter into, amend or waive or terminate any affiliate transaction, which term is defined in the Contribution Agreement or (xxiii) authorize or agree to do any of the foregoing.

Notwithstanding the foregoing, SAAC and its affiliates shall be permitted to, and shall use their commercially reasonable efforts to, negotiate and execute agreements related to the repurchase and redemption of the SAAC common stock, warrants and units.

Non-Competition

Each Key Employee has agreed that, from the closing of the Acquisition through the later of (a) the 30-month anniversary of the closing of the Acquisition and (b) the date that is one year from the date that such Key Employee is no longer employed by SAAC or any affiliate thereof, he will not, at any time, directly or indirectly: (i) engage in (a) the business of providing luxury destination club vacation opportunities or (b) the ownership and/or operation of a business providing luxury destination club vacation opportunities or assist or encourage any other person to do so; (ii) recruit, solicit or induce, or attempt to recruit, solicit or induce, any employee of SAAC engaged in such business to leave the employ of SAAC or its affiliates; or (iii) solicit, divert or take away, or attempt to solicit, divert or take away, the business or patronage of any current or prospective client, customer or account of SAAC or its affiliates.

Waiver

At any time prior to the effective time of the Acquisition and subject to applicable law, any party to the Contribution Agreement may in its sole discretion (i) extend the time for the performance of any obligation or other act of any other non-affiliated party, (ii) waive any inaccuracy in the representations and warranties by such other non-affiliated party contained in the Contribution Agreement or in any document delivered pursuant to the Contribution Agreement, or (iii) waive compliance by such other non-affiliated party with any agreement or condition contained in the Contribution Agreement.

Termination

Pursuant to the terms of the Contribution Agreement, the Contribution Agreement may be terminated at any time prior to the closing of the Acquisition, notwithstanding the approval of the Contribution Agreement by the SAAC stockholders or members of Ultimate Escapes, as follows:

•	by mutual written consent of SAAC and Ultimate Escapes;
•	by either SAAC or Ultimate Escapes, if (i) the closing conditions in the Contribution Agreement have not been satisfied by the other party by the closing date; or (ii) any governmental authority shall have enacted, issued, promulgated, enforced or entered any order or law that has the effect of enjoining or otherwise preventing or prohibiting the Acquisition;
•	by SAAC if, prior to the closing there shall have been a material breach of any representation, warranty, covenant or agreement on the part of Ultimate Escapes, or any representation or warranty of Ultimate Resort shall have become untrue or inaccurate, which breach or untrue representation or warranty (A) would give rise to the failure of a condition and (B) is incapable of being cured prior to the closing by Ultimate Escapes or is not cured within twenty days of notice of such breach, provided Ultimate Escapes continued to exercise commercially reasonable best efforts to cure such breach, and provided further that SAAC may not terminate pursuant to the provision if it has materially breached the Contribution Agreement;

•	by Ultimate Escapes, if prior to the closing there shall have been a material breach of any representation, warranty, covenant or agreement on the part of SAAC or any representation or warranty of SAAC shall have become untrue or inaccurate, which breach or untrue representation or warranty (A) would give rise to the failure of a condition and (B) is incapable of being cured prior to the closing by SAAC or is not cured within twenty days of notice of such breach, provided SAAC continues to exercise commercially reasonable best efforts to cure such breach, and provided further that Ultimate Escapes may not terminate pursuant to the provision if it has materially breached the Contribution Agreement;
•	by SAAC or Ultimate Escapes, if the Acquisition Proposal is not approved and SAAC stockholders holding 30% or more of the Public Shares vote against the Acquisition and exercise their conversion rights or Ultimate Escapes has not obtained the approvals of its lenders (which it is in the process of obtaining); provided that the right to terminate shall not be available to either party where the failure to obtain such approval shall have resulted from such party’s breach of the Contribution Agreement; and
•	by SAAC or Ultimate Escapes, if the closing conditions have not been satisfied by such other party; provided, however, that the terminating party is not able to terminate if it is in material breach of any representation, warranty or covenant in the Contribution Agreement.

Effect of Termination

If the Contribution Agreement is terminated, neither party shall have any liability to the other party except as specifically set forth in the Contribution Agreement, and all rights and obligations of the parties pursuant to the Contribution Agreement shall cease, except as specifically set forth in the Contribution Agreement.

Fees and Expenses

All expenses incurred in connection with the Contribution Agreement must be paid by SAAC, unless the transactions contemplated by the Contribution Agreement have been terminated, in which case the expenses shall be paid by the party incurring such expense.

Amendments

The Contribution Agreement may only be amended pursuant to a written agreement signed by each of the parties to the Contribution Agreement.

Public Announcements

SAAC, Ultimate Escapes and Ultimate Resort agreed that public releases and announcements concerning the Acquisition and the Contribution Agreement would be mutually agreed upon prior to release, unless such announcement is required by applicable law or the rules of any stock exchange. Either party may respond to queries by the press, analysts, investors or others attending industry conferences or analyst conference calls so long as such statements are not inconsistent with previous public releases or announcements.

Trust Fund Waiver

Ultimate Resort, Ultimate Escapes and its members agreed to waiver any and all claims they have or may have in the future to the funds held in the trust account and not to seek recourse against the trust account for any claims against SAAC arising under the Contribution Agreement.

Indemnification and Escrow Agreement

The Indemnification and Escrow Agreement provides that the covenants, agreements and representations and warranties of a party made in or pursuant to the Contribution Agreement shall survive the closing of the Acquisition until the earlier of (i) the fifteenth (15th) day after the date SAAC has filed with the Securities and Exchange Commission its Annual Report on Form 10-K for the year ending December 31, 2010 or (ii) April 15, 2011; provided, however, that certain of the representations and warranties will survive until the expiration of the applicable statutes of limitation for claims thereunder; and provided, further that certain of the representations and warranties, designated as the “Fundamental Representations,” shall survive for six years after the closing of the Acquisition.

Each of SAAC, on the one hand, and the members of Ultimate Escapes, jointly and severally, on the other hand (each of which is referred to as a party and for the purpose of this description of the indemnification provisions, the “indemnifying party”), have agreed to indemnify and hold the other parties (the “indemnified party,” which expression shall include, its affiliates, and its or their successors and assigns and respective directors, officers, employees and agents), harmless from and against any liability, claim (including claims by third parties), demand, judgment, loss, cost, damage, or expense whatsoever (including reasonable attorneys’, consultants’ and other professional fees and disbursements of every kind, nature and description), which are referred to collectively herein as the Damages, that arise from (i) any breach of any representation or warranty of such indemnifying party contained in the Contribution Agreement and (ii) any fraud or intentional misconduct committed by the indemnifying party.

The UE Owners will be required to deposit into escrow 717,884 units of Ultimate Escapes, which is referred to as the Escrowed Indemnification Units. The Escrowed Indemnification Units will be used to satisfy indemnification claims pursuant to the terms of the Contribution Agreement discussed herein. No amount shall be payable to an indemnified party unless and until the aggregate amount of all indemnifiable Damages otherwise payable to all indemnified parties exceeds $600,000, in which event the amount payable shall only be the amount in excess of $600,000. Moreover, the indemnification obligations of the UE Owners shall not in any event exceed 10% of the retained units (as defined in the Operating Agreement); provided, that, with respect to any Damages based on breach of what are labeled the “Fundamental Representations” in the Indemnification and Escrow Agreement or on fraud or intentional misconduct, the aggregate liability for Damages shall be 25% of the retained units; and provided, further, that, in no event shall the aggregate liability for Damages exceed 25% of the retained units.

In addition, a portion of the earn-out payable under the Operating Agreement equal to 15% of the retained units, is subject to set-off for any claim for Damages that the SAAC indemnified parties have against the UE Owners, including, without limitation, any claim for Damages which is based on a breach of a Fundamental Representation or on fraud or intentional misconduct. This right of set-off is in addition to, and not in lieu of, the indemnification rights discussed above, however, the parties have agreed that SAAC shall first look to any units held in escrow prior to attempting to set-off any amounts from future earn-out payments.

The Escrowed Indemnification Units will be released from escrow on the earlier to occur of: (i) the 15th day after the date SAAC files its Annual Report on Form 10-K for the year ended December 31, 2010 with the Securities and Exchange Commission, and (ii) April 15, 2011, less that portion of the units applied in satisfaction of or reserved with respect to escrow claims. With respect to any escrow claims properly and timely delivered pursuant to the Indemnification and Escrow Agreement that remain unresolved at the time of the release of Escrowed Indemnification Units, a portion of the Escrowed Indemnification Units shall remain in escrow until such claims are resolved, at which time the remaining Escrowed Indemnification Units shall be promptly returned to the UE Owners.

A copy of the Indemnification and Escrow Agreement is attached as Annex C hereto.

Amended and Restated Operating Agreement

The Amended and Restated Operating Agreement of Ultimate Escapes, or the Operating Agreement, provides for the management of Ultimate Escapes after the consummation of the Acquisition. Under the terms of the Operating Agreement, the board of managers of Ultimate Escapes will mirror the board of directors of SAAC at all times during which the Voting Agreement is in effect. See the section entitled, “Management of the SAAC and its Subsidiaries Following the Acquisition,” for more information.

Pursuant to the Operating Agreement, each UE Owner will have the right to receive its pro rata portion of the following amount of additional Ultimate Escapes’ membership units, subject to the conditions described below:

•	Up to 3,000,000 earn-out units will be issued if Ultimate Escapes’ Adjusted EBITDA for fiscal 2010 or fiscal 2011 is greater than $23 million, as follows:
•	If Adjusted EBITDA for fiscal 2010 or fiscal 2011 is equal to or greater than $27 million, an aggregate of 3,000,000 earn-out units will be issued; or

•	If Adjusted EBITDA for fiscal 2010 is greater than $23 million but less than $27 million, the number of earn-out units to be issued shall equal a corresponding proportionate percentage of the First Earn-Out equal to Adjusted EBITDA earned for the applicable year in excess of $23,000,000 divided by $4,000,000.
•	Up to 4,000,000 earn-out units will be issued if Ultimate Escapes’ Adjusted EBITDA for fiscal 2011 or fiscal 2012 is greater than $32 million, as follows:
•	If Adjusted EBITDA for fiscal 2011 or fiscal 2012 is equal to or greater than $45 million, an aggregate of 4,000,000 earn-out units will be issued; or
•	If Adjusted EBITDA for fiscal 2011 is greater than $32 million but less than $45 million, the number of earn-out units to be issued shall equal a corresponding proportionate percentage of the Second Earn-Out equal to Adjusted EBITDA earned for the applicable year in excess of $32,000,000 divided by $13,000,000.

“Adjusted EBITDA,” with respect to any period, means, as determined in accordance with GAAP, the difference between revenue (plus the non-refundable portion of Ultimate Escapes’ membership fees, to the extent such membership fees are not included in revenue pursuant to GAAP) and expense of Ultimate Escapes and its subsidiaries, on a consolidated basis for such period, plus the sum of (i) interest expense, (ii) income tax expense, (iii) depreciation expense and (iv) amortization expense. Adjusted EBITDA, with respect to any period, includes organic growth and the effect of any acquisitions or dispositions of lines of businesses or other material assets and all member assessments incurred during the period for which Adjusted EBITDA is being calculated, but excludes all non-cash compensation related to the proposed 2009 Incentive Plan.

The UE Owners will also have the right to exchange each of their Ultimate Escapes’ membership units, including all earn-out units received, if any, at any time for shares of SAAC common stock. However, SAAC may, in its sole discretion, elect to make a cash payment to holders of membership units in lieu of issuing common stock. The exchange ratio for any membership units so converted into shares of SAAC common stock will be one-for-one.

Additionally, the Amended and Restated Operating Agreement of Ultimate Escapes contains certain restrictions on Ultimate Escapes’ activities while the CapitalSource loans are outstanding.

Voting Agreement

As a condition to the closing of the Contribution Agreement, the SAAC founders, Ultimate Resort and Ultimate Escapes will enter into a Voting Agreement pursuant to which the SAAC founders or their respective affiliates have the right to nominate two individuals for appointment to the board of directors of SAAC following the Acquisition and Ultimate Resort or its affiliates have the right to nominate four individuals for appointment to the board of directors of SAAC following the Acquisition. Both of the nominees of the SAAC founders and two of the nominees of Ultimate Resort must be independent pursuant to the Securities and Exchange Commission and the NYSE Amex rules and regulations. The SAAC founders have agreed to cause their nominees to be appointed to the board of directors of SAAC immediately prior to the Acquisition, and Ultimate Resort has agreed to cause three out of its four nominees to be appointed to the board of directors of SAAC immediately prior to the Acquisition. There will be one vacancy on the board of directors, which will be filled at a later date by a member designated by Ultimate Resort pursuant to the Voting Agreement. A copy of the Voting Agreement is attached to this proxy statement as Annex I.

Under the terms of the Operating Agreement, the board of managers of Ultimate Escapes will mirror the board of directors of SAAC at all times during which the Voting Agreement is in effect. See the section entitled, “Management of the SAAC and its Subsidiaries Following the Acquisition,” for more information.

Letter Agreement With SAAC Founders

As a condition to the closing of the Acquisition, the SAAC founders have agreed to cancel, on a pro rata basis, an aggregate number of shares of SAAC common stock that they acquired prior to SAAC’s IPO, such that they will own an aggregate of 20% of the issued and outstanding shares of SAAC common stock at the closing of the Acquisition, after taking into account shares that are redeemed, repurchased or that are expected to be canceled in connection with SAAC’s obtaining approval of the Acquisition. A copy of this letter agreement is attached to this proxy statement as Annex J.

Registration Rights Agreement

The UE Owners will be entitled to registration rights, subject to certain limitations, with respect to shares of SAAC common stock for which their membership units of Ultimate Escapes may be exchanged. SAAC has agreed, as soon as possible after the closing date of the Acquisition but in no event later than eight months from the closing date, to file a Registration Statement on Form S-3 covering the shares of SAAC common stock for which their membership units of Ultimate Escapes may be exchanged. In addition, the UE Owners will have certain “piggyback” registration rights on registration statements filed after SAAC consummates the Acquisition. SAAC will bear the expenses incurred in connection with the filing of any such registration statements. A copy of the Registration Rights Agreement is attached to this proxy statement as Annex L.

Employment Agreements

In connection with the closing of the Acquisition, Messrs. James M. Tousignant, Richard Keith and Philip Callaghan will enter into individual employment agreements with SAAC as President and Chief Executive Officer, Chairman and Chief Financial Officer, respectively. See the section entitled, “Management of SAAC and its Subsidiaries Following the Acquisition — Executive Compensation — Employment Agreements,” for additional information.

Name; Headquarters

After completion of the Acquisition, Ultimate Escapes will become a subsidiary of SAAC. The name of the publicly traded holding company will be Ultimate Escapes, Inc. The corporate headquarters of SAAC will be located at 3501 W. Vine Street, Suite 225, Kissimmee, Florida, 34741.

Certificate of Incorporation; Bylaws

The Amended and Restated Certificate of Incorporation, as amended by the amendments thereto contemplated by the Post-Acquisition Charter Amendment Proposal, and Bylaws of SAAC in effect immediately prior to the Acquisition, will be the Certificate of Incorporation and Bylaws of SAAC after the Acquisition.

Satisfaction of 80% Test

It is a requirement that any business acquired by SAAC have a fair market value equal to at least 80% of SAAC’s trust account balance (excluding amounts payable for deferred underwriting discounts and commissions) at the time of such acquisition. The SAAC board of directors valued Ultimate Escapes at approximately $186 million by using (i) a multiple of Ultimate Escapes projected Adjusted EBITDA for fiscal 2010 derived from the multiples evidenced by the share prices of identified public companies or paid by acquirors of identified private companies that operate in Ultimate Escapes business and (ii) base case projections provided by Ultimate Escapes showing material compounded annual growth in revenues and Adjusted EBITDA through 2011, as more fully described above in the section “Valuation.” The $186 million value of Ultimate Escapes is in excess of approximately $57 million, representing 80% of the balance of SAAC’s trust account (excluding deferred underwriting discounts and commissions), and the board accordingly concluded that the 80% requirement contained in SAAC’s amended and restated certificate of incorporation was met. The SAAC board of directors believes because of the financial skills and background of its directors, it was qualified to conclude that the acquisition of Ultimate Escapes met this requirement.

Voting Interests of Existing SAAC Stockholders After the Acquisition

See the section entitled “Beneficial Ownership of Securities,” on page 191 of this proxy statement for information on the voting interests of SAAC stockholders after giving effect to the Acquisition.

Material Federal Income Tax Consequences of the Acquisition to SAAC’s Securityholders

U.S. Federal Income Tax Consequences of the Acquisition.  As the stockholders of SAAC are not receiving any consideration or exchanging any of their outstanding securities in connection with the acquisition of Ultimate Escapes, and are simply being asked to vote on the matters, the stockholders will not have any U.S.

tax related issues as a result of voting on these matters. If you vote against the Acquisition Proposal, elect to convert your shares of SAAC for your pro rata portion of the trust account and the Acquisition is consummated and as a result you receive cash in exchange for your SAAC common stock, there may be certain tax consequences, such as possibly realizing a loss on your investment in SAAC common stock. No tax opinion will be obtained in connection with the Acquisition. WE URGE YOU TO CONSULT YOUR OWN TAX ADVISORS REGARDING YOUR PARTICULAR TAX CONSEQUENCES.

Anticipated Accounting Treatment

The unaudited pro forma condensed combined financial information was prepared using a two step method: first, the business combination of Ultimate Resort and Private Escapes, which forms Ultimate Escapes; second, the business combination of Ultimate Escapes and SAAC.

Ultimate Escapes

The business combination of Ultimate Resort Holdings and Private Escapes, which was consummated on September 15, 2009, has been accounted for under the acquisition method of accounting, with Ultimate Resort as the acquirer. The acquisition method of accounting is based on SFAS 141R, which uses the fair value concepts defined in SFAS 157, which Ultimate Resort has adopted as required.

Business Combination of Ultimate Escapes and SAAC

The business combination will be accounted for as a reverse merger, whereby Ultimate Escapes will be the continuing entity for financial reporting purposes and will be deemed, for accounting purposes, to be the acquirer of SAAC. The pro forma financial information included in this proxy statement is presented assuming both a 30% conversion, whereby only the shares subject to conversion (30% of the total outstanding SAAC shares or 2,999,999 shares) are returned for cash and cancelled, and a maximum conversion and redemption, whereby shares of SAAC are converted (the 2,999,999 shares) and an additional 3,225,657 are repurchased immediately following the Acquisition leaving $30 million in cash before expenses and tax distributions).

Under the maximum conversion and repurchase of shares — The business combination will be accounted for as a reverse merger because, after the closing, (i) the UE Owners will hold a majority (60.5%) ownership of the outstanding ordinary shares of SAAC (assuming the exchange of all membership units of Ultimate Escapes held by the UE Owners into shares of SAAC common stock) and will having voting control of the public company, (ii) the UE Owners will have the ability to initially appoint pursuant to a voting agreement, for three years, the majority of the members of the board of directors of SAAC, (iii) the senior management of Ultimate Escapes will be the senior management of the combined entity and (iv) the ongoing operations of SAAC will be the operations of Ultimate Escapes.

Under a 30% conversion of shares — The business combination will be accounted for as a reverse merger because, after the closing, (i) the UE Owners will hold a 45.1% ownership of the outstanding ordinary shares of SAAC (assuming the exchange of all membership units of Ultimate Escapes held by the UE Owners into shares of SAAC common stock), with no other single owner or organized group holding more than 11.0%, (ii) the UE Owners will have the ability to initially appoint pursuant to a voting agreement, for three years, the majority of the members of the board of directors of SAAC, (iii) the senior management of Ultimate Escapes will be the senior management of the combined entity and (iv) the ongoing operations of SAAC will be the operations of Ultimate Escapes.

It is anticipated that there will be both a conversion and repurchase of shares such that the current members of Ultimate Escapes will hold at least a 50% ownership in SAAC following the Acquisition.

In accordance with the applicable accounting guidance for accounting for the business combination as a reverse merger, Ultimate Escapes will be deemed to have undergone a recapitalization, whereby it will be deemed to have issued approximately 8,750,001 or 4,717,930 common equity ordinary shares, at the minimum and maximum conversion/repurchase of shares respectively, to SAAC's common equity holders. Accordingly, although SAAC, as the parent company of Ultimate Escapes, will be deemed to have legally acquired Ultimate Escapes, in accordance with the applicable accounting guidance for accounting for the business combination as a reverse merger, Ultimate Escapes assets and liabilities will be recorded at their historical carrying amounts (subject to the recording of Private Escapes assets and liabilities at fair value, as a result of their acquisition by Ultimate Resort), with no additional goodwill or other intangible assets recorded as a result of the business combination of Ultimate Escapes and SAAC.

Regulatory Matters

The transactions contemplated by the Contribution Agreement, including the Acquisition, are not subject to any additional federal or state regulatory requirements or approvals, except for filings with the State of Delaware necessary to effectuate the Pre- and Post-Acquisition Charter Amendments. This transaction is not reportable under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, pursuant to one or more applicable exemptions, including 16 CFR § 802.4.

Required Vote

The approval of the Acquisition Proposal requires the affirmative vote of a majority of the issued and outstanding Public Shares that are present in person or by proxy and entitled to vote at the Special Meeting of the Stockholders. In addition, holders of less than 30% of the Public Shares shall have voted against the Acquisition and properly exercised their conversion rights.

Recommendation

After careful consideration of the matters described above, SAAC’s Board of Directors determined unanimously that the Acquisition is fair to and in the best interests of SAAC and its stockholders. SAAC’s Board of Directors has approved and declared advisable and unanimously recommend that you vote or give instructions to vote “FOR” the Acquisition Proposal.

The foregoing discussion of the information and factors considered by the SAAC Board of Directors is not meant to be exhaustive, but includes the material information and factors considered by the SAAC board of directors.

SAAC’S BOARD OF SAAC’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SAAC’S STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE ACQUISITION PROPOSAL.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

The following unaudited pro forma condensed combined balance sheet combines the historical unaudited condensed balance sheets of Ultimate Resort and Private Escapes and the historical unaudited balance sheet of SAAC as of June 30, 2009, giving effect to (a) the accounting acquisition by Ultimate Resort, through a contribution agreement, of certain assets of Private Escapes, to form Ultimate Escapes and (b) the proposed accounting reverse merger of Ultimate Escapes and SAAC pursuant to a contribution agreement, as if the transactions had been consummated on June 30, 2009. SAAC’s balance sheet information was derived from its unaudited balance sheet as of June 30, 2009 included elsewhere in this proxy statement. Ultimate Escapes’ balance sheet information was derived from the unaudited consolidated balance sheet of Ultimate Resort as of June 30, 2009 and the unaudited combined consolidated balance sheet of Private Escapes as of June 30, 2009, both included elsewhere in this proxy statement, including pro forma adjustments to reflect the acquisition of certain assets of Private Escapes by Ultimate Resort as if that acquisition had occurred on June 30, 2009.

The following unaudited pro forma combined statements of operations combine the historical statements of operations of SAAC and Ultimate Escapes (comprising Ultimate Resort and Private Escapes) for the six months ended June 30, 2009 and the year ended December 31, 2008, giving effect to (a) the accounting acquisition by Ultimate Resort, through a contribution agreement, of certain assets of Private Escapes, to form Ultimate Escapes and (b) the proposed accounting reverse merger of Ultimate Escapes and SAAC pursuant to a contribution agreement, as if the transactions had been consummated as of January 1, 2008. The historical results of SAAC were derived from its unaudited condensed statement of operations for the six months ended June 30, 2009 and audited statement of operations for the year ended December 31, 2008 included elsewhere in this proxy statement. The historical results of Ultimate Escapes is a combination of the historical results of Ultimate Resort and Private Escapes, including pro forma adjustments to reflect the acquisition of certain assets of Private Escapes by Ultimate Resort as if the acquisition had been consummated as of January 1, 2008, and were derived from the respective unaudited condensed consolidated statements of operations for the six months ended June 30, 2009 and the audited consolidated statements of operations for the year ended December 31, 2008, included elsewhere in this proxy statement.

We are providing this information to aid you in your analysis of the financial aspects of the acquisition. The unaudited pro forma condensed financial statements described above should be read in conjunction with the historical financial statements of SAAC, Ultimate Resort and Private Escapes and the related notes thereto, included elsewhere in this proxy statement. The unaudited pro forma information is not necessarily indicative of the financial position or results of operations that may have actually occurred had the transactions taken place on the dates noted, or the future financial position or operating results of the combined company.

The unaudited pro forma condensed combined financial information was prepared using a two step method: first, the business combination of Ultimate Resort and Private Escapes, which forms Ultimate Escapes; and second, the business combination of Ultimate Escapes and SAAC.

Ultimate Escapes

The business combination of Ultimate Resort and Private Escapes is accounted for under the acquisition method of accounting, with Ultimate Resort as the acquirer. The acquisition method of accounting is based on SFAS 141R, which uses the fair value concepts defined in SFAS No. 157, “Fair Value Measurements,” which Ultimate Resort has adopted as required.

Business Combination of Ultimate Escapes and SAAC

The business combination will be accounted for as a reverse merger, whereby Ultimate Escapes will be the continuing entity for financial reporting purposes and will be deemed, for accounting purposes, to be the acquirer of SAAC. The pro forma financial information is presented assuming two possible scenarios: a 30% conversion, whereby only the shares originally subject to conversion (30% of the total outstanding SAAC shares, or 2,999,999 shares) are returned for cash, and a 62% conversion, whereby shares of SAAC are converted (the 2,999,999 shares) and an additional 3,225,657 are converted or repurchased leaving $30 million in cash before expenses and tax distributions. The pro forma financial information is presented on the basis of these two scenarios because SAAC believes that, more likely than not, it would have to purchase shares from holders of at least 30% of the Public Shares and possibly more, given the difficulty of other blank check companies seeking to consummate transactions in an environment where many investors are opting for liquidity. Although the Company believes the scenarios presented continue to be the most likely, a conversion amendment proposal has been included in the proxy statement to provide greater flexibility. As such, additional sensitivity analysis has been provided on page 125.

Under a 62% conversion of shares — The business combination will be accounted for as a reverse merger because, after the combination, (i) the UE Owners will hold a majority (60.5%) ownership of the outstanding ordinary shares of SAAC and will having voting control of the public company, (ii) the UE Owners will have the ability to initially appoint pursuant to a voting agreement, for three years, the majority of the members of the board of directors of SAAC, (iii) the senior management of Ultimate Escapes will be the senior management of the combined entity and (iv) the ongoing operations of SAAC will be the operations of Ultimate Escapes.

Under a 30% conversion of shares — The business combination will be accounted for as a reverse merger because, after the combination, (i) the UE Owners will hold a 45.1% ownership of the outstanding ordinary shares of SAAC, with no other single owner or organized group holding more than 11.0%, (ii) the UE Owners will have the ability to initially appoint pursuant to a voting agreement, for three years, the majority of the members of the board of directors of SAAC, (iii) the senior management of Ultimate Escapes will be the senior management of the combined entity and (iv) the ongoing operations of SAAC will be the operations of Ultimate Escapes.

It is anticipated that there will be both a maximum conversion and a repurchase of shares such that the current owners of Ultimate Escapes will hold at least a 50% ownership in the combined entity.

In accordance with the applicable accounting guidance for accounting for the business combination as a reverse merger, Ultimate Escapes will be deemed to have undergone a recapitalization, whereby it will be deemed to have issued either 8,750,001 or 4,717,930 common equity ordinary shares, at the minimum and maximum conversion/repurchase of shares respectively, to SAAC's common equity holders. Accordingly, although SAAC, as the parent company of Ultimate Escapes, will be deemed to have legally acquired Ultimate Escapes, in accordance with the applicable accounting guidance for accounting for the business combination as a reverse merger, Ultimate Escapes assets and liabilities will be recorded at their historical carrying amounts (subject to the recording of Private Escapes assets and liabilities at fair value, as a result of their acquisition by Ultimate Resort), with no additional goodwill or other intangible assets recorded as a result of the accounting merger of Ultimate Escapes with SAAC.

Unaudited Pro Forma Condensed Combined Balance Sheet
As of June 30, 2009 (In Thousands)

	Ultimate Resort	Private Escapes	Pro Forma Adjustments	Note	Pro Forma Ultimate Escapes
ASSETS
Current Assets
Cash and cash equivalents	$7,921	$85	$2,450	(I), (L)	$10,456
Investments held in trust	—	—	—		—
Receivables	3,594	498	(316)	(A),(B)	3,776
Prepaid expenses and other current assets	1,110	572	(377)	(C)	1,305
Total current assets	12,625	1,155	1,757		15,537
Property and equipment, net	116,795	47,025	3,951	(C),(D),(M)	167,771
Intangible assets, net	—	—	27,500	(N)	27,500
Goodwill	—	—	11,879	(N)	11,879
Other assets	2,774	5,579	300	(I)	8,653
Total assets	$132,194	$53,759	$45,387		$231,340
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities
Current portion of long term debt	$95,118	$15,354	$(110,024)	(C),(E)	$448
Accounts payable and accrued expenses	5,920	4,617	708	(A),(C),(I),(N)	11,245
Deferred underwriters discounts and commissions	—	—	—		—
Membership deposits to be refunded	3,082	10,521	—		13,603
Membership fees not yet recognized in income	14,655	4,439	(936)	(F)	18,158
Total current liabilities	118,775	34,931	(110,252)		43,454
Long term debt, net of current portion	—	18,218	110,948	(D),(E),(I)	129,166
Deferred membership fees	7,854	2,808	(98)	(D)	10,564
Membership deposits refundable	43,801	53,775	(17,111)	(F)	80,465
Other	—	467	2,604	(N)	3,071
Total liabilities	170,430	110,199	(13,909)		266,720
Noncontrolling interest	—	1,070	(1,070)	(C)	—
Common stock subject to conversion	—	—	—		—
Stockholders’ Equity
Preferred stock	—	—	—		—
Common stock	—	—	—		—
Additional paid in capital	—	—	—		—
Owner equity	21,420	—	4,556	(N)	25,976
Retained earnings (deficit)	(59,656)	(57,510)	55,810	(L),(O)	(61,356)
Total stockholders’ equity	(38,236)	(57,510)	60,366		(35,380)
Total liabilities and stockholders’ equity	$132,194	$53,759	$45,387		$231,340

See Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

Unaudited Pro Forma Condensed Combined Balance Sheet
As of June 30, 2009 (In Thousands)

	Pro Forma Ultimate Escapes	SAAC	Pro Forma Adjustments (Assuming 30% Conversion)	Note	Combined Pro Forma (Assuming 30% Conversion)	Pro Forma Adjustments (Assuming 62.3% Conversion)	Note	Combined Pro Forma (Assuming 62.3% Conversion)
ASSETS
Current Assets
Cash and cash equivalents	$10,456	$125	$44,932	(1),(2),(3)	$55,513	$(25,000)	(5)	$30,513
Investments held in trust	—	79,432	(79,432)	(1)	—	—		—
Receivables	3,776	—	—		3,776	—		3,776
Prepaid expenses and other current assets	1,305	39	—		1,344	—		1,344
Total current assets	15,537	79,596	(34,500)		60,633	(25,000)		35,633
Property and equipment, net	167,771	—	—		167,771	—		167,771
Intangible assets, net	27,500	—	—		27,500	—		27,500
Goodwill	11,879	—	—		11,879	—		11,879
Other assets	8,653	209	—		8,862	—		8,862
Total assets	$231,340	$79,805	$(34,500)		$276,645	$(25,000)		$251,645
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities
Current portion of long term debt	$448	$—	$—		$448	$—		$448
Accounts payable and accrued expenses	11,245	218	—		11,463	—		11,463
Deferred underwriters discounts and commissions	—	3,200	(3,200)	(1)	—	—		—
Membership deposits to be refunded	13,603	—	—		13,603	—		13,603
Membership fees not yet recognized in income	18,158	—	—		18,158	—		18,158
Total current liabilities	43,454	3,418	(3,200)		43,672	—		43,672
Long term debt, net of current portion	129,166	—	—		129,166	—		129,166
Deferred membership fees	10,564	—	—		10,564	—		10,564
Membership deposits refundable	80,465	—	—		80,465	—		80,465
Other	3,071	—	—		3,071	—		3,071
Total liabilities	266,720	3,418	(3,200)		266,938	—		266,938
Common stock subject to conversion	—	22,800	(22,800)	(2)	—	—		—
Stockholders’ Equity
Preferred stock	—	—	1	(3)	1	—		1
Common stock	—	1	1	(3)	2	(1)	(5)	1
Additional paid in capital	—	52,986	29,491	(1),(2),(3),(6),(8)	82,477	(24,999)	(5)	57,478
Owner equity	25,976	—	(25,976)	(3)	—	—		—
Retained earnings (deficit)	(61,356)	600	(12,017)	(1),(6),(8)	(72,773)	—		(72,773)
Total stockholders’ equity	(35,380)	53,587	(8,500)		9,707	(25,000)		(15,293)
Total liabilities and stockholders’ equity	$231,340	$79,805	$(34,500)		$276,645	$(25,000)		$251,645

See Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

Unaudited Pro Forma Condensed Combined Statement of Operations
For the Six Months Ended June 30, 2009 (In Thousands, Except Share and per Share Data)

	Ultimate Resort	Private Escapes	Pro Forma Adjustments	Note	Pro Forma Ultimate Escapes
Revenues	$16,756	$6,438	$(621)	(A),(G),(H)	$22,573
Operating expenses	11,963	6,509	(2,253)	(A),(D),(H),(P),(Q)	16,219
Depreciation and amortization	2,056	929	1,655	(H),(Ni),(Nii),(M)	4,640
Income (loss) from operations	2,737	(1,000)	(23)		1,714
Interest and other (income) expense
Interest expense	4,591	1,296	119	(J),(H),(K)	6,006
Interest income	(47)	—	—		(47)
Other (income) expense	—	(50)	—		(50)
Income (loss) before income taxes	(1,807)	(2,246)	(142)		(4,195)
Income tax provision (benefit)	—	—	—		—
Net income (loss) available to common stockholders	$(1,807)	$(2,246)	$(142)		$(4,195)
Shares outstanding	N/A	N/A	N/A		N/A
Weighted average number of shares
Basic and diluted net income (loss) per share

See Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

Unaudited Pro Forma Condensed Combined Statement of Operations
For the Six Months Ended June 30, 2009
(In Thousands, Except Share and per Share Data) – Continued

	Pro Forma Ultimate Escapes	SAAC	Pro Forma Adjustments (Assuming 30% Conversion)	Note	Combined Pro Forma (Assuming 30% Conversion)	Pro Forma Adjustments (Assuming 62.3% Conversion)	Note	Combined Pro Forma (Assuming 62.3% Conversion)
Revenues	$22,573	$—	$—		$22,573	$—		$22,573
Operating expenses	16,219	287	—		16,506	—		16,506
Depreciation and amortization	4,640	—	—		4,640	—		4,640
Income (loss) from operations	1,714	(287)			1,427	—		1,427
Interest and other (income) expense
Interest expense	6,006	—	—		6,006	—		6,006
Interest income	(47)	(100)	30	(5)	(117)	50	(5)	(67)
Other (income) expense	(50)	—	—		(50)	—		(50)
Income (loss) before income taxes	(4,195)	(187)	(30)		(4,412)	(50)		(4,462)
Income tax provision (benefit)	—	(75)	75	(4)	—	—		—
Net income (loss)	$(4,195)	$(112)	$(105)		$(4,412)	$(50)		$(4,462)
Shares outstanding	N/A	12,500,000			15,210,958			11,178,887
Weighted average number of shares		12,500,000			15,210,958			11,178,887
Basic and diluted net income (loss) per share		$(0.01)			$(0.29)			$(0.40)

See Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

Unaudited Pro Forma Condensed Combined Statement of Operations
For the Year Ended December 31, 2008 (In Thousands, Except Share and per Share Data)

	Ultimate Resort	Private Escapes	Pro Forma Adjustments	Note	Pro Forma Ultimate Escapes
Revenues	$22,541	$7,425	$1,610	(A),(G),(H)	$31,576
Operating expenses	32,406	17,130	(1,646)	(D),(H),(A),(P),(Q)	47,890
Depreciation and amortization	4,479	1,882	3,312	(H),(Ni),(Nii),(M)	9,673
Income (loss) from operations	(14,344)	(11,587)	(56)		(25,987)
Interest and other (income) expense
Interest expense	9,156	2,605	183	(J),(H),(K)	11,944
Interest income	(278)	—	—		(278)
Other (income) expense	—	12	—		12
Income (loss) before income taxes	(23,222)	(14,204)	(239)		(37,665)
Income tax (provision) benefit	—	—	—		—
Net income (loss) available to common stockholders	$(23,222)	$(14,204)	$(239)		$(37,665)
Shares outstanding	N/A	N/A	N/A		N/A
Weighted average number of shares
Basic and diluted net income (loss) per share

See Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

Unaudited Pro Forma Condensed Combined Statement of Operations
For the Year Ended December 31, 2008 (In Thousands, Except Share and per Share Data)

	Pro Forma Ultimate Escapes	SAAC	Pro Forma Adjustments (Assuming 30% Conversion)	Note	Combined Pro Forma (Assuming 30% Conversion)	Pro Forma Adjustments (Assuming 62.3% Conversion)	Note	Combined Pro Forma (Assuming 62.3% Conversion)
Revenues	$31,576	$—	$—		$31,576	$—		$31,576
Operating expenses	47,890	548	—		48,438	—		48,438
Depreciation and amortization	9,673	—	—		9,673	—		9,673
Income (loss) from operations	(25,987)	(548)	—		(26,535)	—		(26,535)
Interest and other (income) expense
Interest expense	11,984	—	—		11,984	—		11,984
Interest income	(278)	(1,272)	380	(5)	(1,170)	640	(5)	(530)
Other (income) expense	12	—	—		12	—		12
Income (loss) before Income taxes	(37,665)	724	(380)		(37,321)	(640)		(37,961)
Income tax (provision) benefit	—	(291)	291	(4)	—	—		—
Net income (loss)	$(37,665)	$433	$(89)		$(37,321)	$(640)		$(37,961)
Shares outstanding		12,500,000			15,210,958			11,178,887
Weighted average number of shares		12,500,000			15,210,958			11,178,887
Basic and diluted net income (loss) per share		$0.03			$(2.45)			$(3.40)

See Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

SECURE AMERICA ACQUISITION CORPORATION

Notes to the Unaudited Pro Forma Condensed Combined Financial Statements
(In Thousands, Except Share Data)

1. Description of the Acquisition and Basis of Presentation

Pursuant to the terms of the Ultimate Escapes Contribution Agreement, on September 15, 2009, Private Escapes contributed, in the form of a capital contribution to Ultimate Resort, all of its assets, liabilities, properties and other rights, except for certain excluded properties set forth in such contribution agreement in exchange for 8% of the membership interests of Ultimate Escapes, subject to such adjustments as may be provided in such contribution agreement and the relevant operating agreement. For a period of sixty days after the date of closing, Private Escapes may make additional cash capital contributions to Ultimate Escapes of up to $2,765,000. Such contributions may be made in any number of installments at any time, provided that it may be contributed only during the sixty day period following the date of the closing, or until November 15, 2009. In the event that Private Escapes timely makes any additional cash contributions, its membership interest shall increase by 0.2% for each $50,000 of such contribution (a maximum increase of 11%).

Private Escapes’ interest in Ultimate Escapes may further be increased by up to 5%, if, within six months of closing, or by March 15, 2010, Private Escapes’ resigned club members are reactivated. The rate at which Private Escapes receives additional interests is five-hundredths of a percent (0.05%) for each $100,000 reduction in its redemption/refund liability.

Each of the contingently issuable shares above are accounted for in the business combination of Ultimate Escapes and Private Escapes but only affect the allocation of units amongst each party in the proposed transaction with SAAC.

On September 15, 2009, Ultimate Escapes entered into a Consolidated Amended and Restated Loan and Security Agreement with CapitalSource (the “New Loan Agreement”). The New Loan Agreement replaces and supersedes the April 30, 2007 and April 19, 2006 Loan Agreements between each of Ultimate Resort and Private Escapes, respectively, and CapitalSource.

The New Loan Agreement provides for borrowings up to the lesser of a defined maximum amount or a defined borrowing base amount. The maximum amount available is $110,000,000 through December 31, 2009, $108,000,000 from January 1, 2010 through June 30, 2010, $105,000,000 from July 1, 2010 through December 31, 2010 and $100,000,000 from January 1, 2011 to the maturity date of April 30, 2011. The borrowing base amount is a percentage of the appraised value of all owned property encumbered by a mortgage in favor of CapitalSource. Through March 31, 2010, that percentage is 75%, from April 1, 2010 through December 31, 2010 it is 70% and from January 1, 2011 it is 65%.

Interest is calculated on the actual days elapsed and the basis of a 360 day year and is payable monthly at the three-month LIBOR (0.30% at September 14, 2009) plus 5% per annum. An exit fee of $1,650,000 is due on maturity or earlier if the loan is terminated for any reason. The maturity date may be extended at our request for two additional one year periods, provided Ultimate Escapes is not in default under the New Loan Agreement and on payment of an extension fee of 0.25% of the then maximum loan amount of $100,000,000. Except for payments required on the sale of a mortgaged property, no principal payments are due until maturity on April 30, 2011, except that Ultimate Escapes is required to make a cash payment of $2,000,000 on December 31, 2009, a cash payment of $3,000,000 on June 30, 2010 and a cash payment of $5,000,000 on December 31, 2010. If Ultimate Escapes exercises one or both of the extension options, the company is required to make a cash payment of $5,000,000 on June 30, 2011, $5,000,000 on December 31, 2011, $5,000,000 on June 30, 2012 and $5,000,000 on December 31, 2012. Ultimate Escapes may voluntarily prepay any part of the loan at any time but may terminate the New Loan Agreement only by providing 30 days written notice and prepaying outstanding amounts in full.

SECURE AMERICA ACQUISITION CORPORATION

Notes to the Unaudited Pro Forma Condensed Combined Financial Statements
(In Thousands, Except Share Data)

1. Description of the Acquisition and Basis of Presentation  – (continued)

Ultimate Escapes is required to meet certain covenants as defined in the New Loan Agreement, including:

(1) Maintain either (a) a restricted cash balance of not less than six months debt service (as defined), or (b) a debt service coverage ratio of 1.25 to 1.00, based on the ratio of (a) EBITDA for the immediately preceding 12 calendar months, to (b) debt service (excluding balloon maturities of indebtedness) on a consolidated basis for the immediately preceding 12 calendar months.

(2) Maintain a leverage ratio between debt (as defined and with certain exclusions) and consolidated tangible net worth of no more than 3.5:1.

(3) Remain in compliance at all times with applicable requirements as to ratio of the number of properties to members or “equivalent members”, as set forth in the applicable Club Membership Plans.

(4) For the years ending December 31, 2009 and 2010, the consolidated net loss must not exceed $10,000,000 and $5,000,000, respectively. For the year ending December 31, 2011 and each succeeding year, the consolidated net income must be not less than $1.

(5) The debt ratio (aggregate mortgage financing to the aggregate appraised value for all owned Property) on a consolidated basis must not exceed 80%.

In addition to various covenants, the New Loan Agreement contains customary Events of Default that would permit CapitalSource to accelerate repayment of amounts outstanding, including failure to pay any amounts outstanding under the New Loan Agreement when due, insolvency, judgment or liquidation, failure to pay other borrowed money in excess of $500,000, failure to comply with the terms and conditions of the New Loan Agreement, suspension of the sale of Club Memberships, termination of any Club or Club Membership Plan, failure to pay (without their consent) any amounts due to a resigning Club Member in accordance with the terms of their Club Membership Agreement and a Change in Management.

Pursuant to the terms of the Contribution Agreement, SAAC will receive approximately 4,717,930 membership units of Ultimate Escapes, representing approximately 39.5% of Ultimate Escapes’ membership units as of the closing of the Acquisition, assuming a $20 million cash contribution and the maximum number of conversions and forward contracts (which units will increase, on a one-for-one basis to the extent fewer than approximately 6,225,656 shares of SAAC common stock are converted into cash or canceled based upon the settlement of forward contracts immediately following the closing) and, of the $30 million expected to be left with SAAC, at least $20 million will be contributed to Ultimate Escapes. It is possible that Ultimate Escapes may agree to a cash contribution of less than $20 million (in which case SAAC would receive fewer membership units of Ultimate Escapes), but in no event would such amount be less than $10 million. If SAAC contributed $10 million in cash, then it would receive approximately 3,367,950 units, such that SAAC and the UE Owners would own approximately 31.9% and 68.1%, respectively, of the issued and outstanding membership units of Ultimate Escapes. All of the assets which constituted Ultimate Escapes’ business prior to the Acquisition will continue to be held by Ultimate Escapes following the closing. Following the Acquisition, SAAC will change its name to Ultimate Escapes, Inc. and will be a holding company with the following structure:

•	SAAC will own approximately 4,717,930 of Ultimate Escapes’ membership units immediately following the closing (which units will increase, on a one-for-one basis, to the extent fewer than approximately 6,225,656 shares of SAAC common stock are converted into cash or canceled based upon forward contracts immediately following the closing);
•	The UE Owners will retain the remaining 7,178,841 of Ultimate Escapes’ membership units on an aggregate basis (the “retained units”). The retained units are exchangeable into shares of SAAC common stock on a one-for-one basis; and

SECURE AMERICA ACQUISITION CORPORATION

Notes to the Unaudited Pro Forma Condensed Combined Financial Statements
(In Thousands, Except Share Data)

1. Description of the Acquisition and Basis of Presentation  – (continued)

•	Ultimate Escapes will own, directly or indirectly, 100% of the operating companies that comprise the Ultimate Escapes business prior to the consummation of the transactions.

For more information about the organizational structure of Ultimate Escapes, see the section entitled, “Proposals to be Considered by SAAC Stockholders — The Acquisition Proposal — The Contribution Agreement and Other Acquisition Agreements — Structure of the Acquisition.”

Additionally, each current owner of Ultimate Escapes will have the right to receive its pro rata portion of the following amount of additional Ultimate Escapes’ membership units, subject to the conditions described below:

•	Up to 3,000,000 earn-out units will be issued if Ultimate Escapes’ Adjusted EBITDA for fiscal 2010 or fiscal 2011 is greater than $23 million, as follows:
•	If Adjusted EBITDA for fiscal 2010 or fiscal 2011 is equal to or greater than $27 million, an aggregate of 3,000,000 earn-out units will be issued; or
•	If Adjusted EBITDA for fiscal 2010 is greater than $23 million but less than $27 million, the number of earn-out units to be issued shall equal a corresponding proportionate percentage of the First Earn-Out equal to the Adjusted EBITDA earned for the applicable year in excess of $23,000,000 divided by $4,000,000.
•	Up to 4,000,000 earn-out units will be issued if Ultimate Escapes’ Adjusted EBITDA for fiscal 2011 or fiscal 2012 is greater than $32 million, as follows:
•	If Adjusted EBITDA for fiscal 2011 or fiscal 2012 is equal to or greater than $45 million, an aggregate of 4,000,000 earn-out units will be issued; or
•	If Adjusted EBITDA for fiscal 2011 is greater than $32 million but less than $45 million, the number of earn-out units to be issued shall equal a corresponding proportionate percentage of the Second Earn-Out equal to the Adjusted EBITDA earned for the applicable year in excess of $32,000,000 divided by $13,000,000.

For each membership unit of Ultimate Escapes issued to the UE Owners, the UE Owners will also receive one share of Series A Voting Preferred Stock. The earn-out units will be accounted for at fair value as a dividend distribution when the amount can be objectively measured.

In addition, the UE Owners have entered into an indemnification agreement whereby 10% of the initially issuable units (717,884 units) will be deposited into an escrow account for release in 2011.

Basis of Presentation

Certain disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles in the United States have been condensed or omitted as permitted by SEC rules and regulations.

These pro forma unaudited condensed combined financial statements are not necessarily indicative of the results of operations that would have been achieved had the Acquisition and the consummation of the contribution agreements by and between Ultimate Resort and each of Private Escapes and Ultimate Escapes, as described more fully below, actually taken place at the dates indicated and do not purport to be indicative of future position or operating results.

The unaudited pro forma condensed combined financial information was prepared using a two step method: first, the business combination of Ultimate Resort and Private Escapes which forms Ultimate Escapes; second, the business combination of Ultimate Escapes and SAAC.

SECURE AMERICA ACQUISITION CORPORATION

Notes to the Unaudited Pro Forma Condensed Combined Financial Statements
(In Thousands, Except Share Data)

1. Description of the Acquisition and Basis of Presentation  – (continued)

Ultimate Escapes

The business combination of Ultimate Resort and Private Escapes is accounted for under the acquisition method of accounting, with Ultimate Resort as the acquirer. The acquisition method of accounting is based on SFAS 141R, which uses the fair value concepts defined in SFAS No. 157, “Fair Value Measurements,” which Ultimate Resort has adopted as required

Under SFAS 141R, acquisition-related transaction costs (e.g., advisory, legal, valuation, other professional fees) are recorded as expenses in the periods in which the costs are incurred. Total acquisition-related transaction costs expected to be incurred by Ultimate Resort are estimated to be approximately $2 million and are reflected in these unaudited pro forma condensed combined financial statements as a reduction of cash and a charge to retained earnings.

SFAS 141R requires, among other things, that most assets acquired and liabilities assumed be recognized at their fair values as of the acquisition date. In addition, SFAS No. 141R establishes that the consideration transferred include the fair value of any contingent consideration arrangements and any equity or assets exchanged are measured at the closing date of the merger at the then-current market price; this particular requirement will likely result in a per share equity component that is different from the amount assumed in these unaudited pro forma condensed combined financial statements. Purchase consideration, based upon a preliminary valuation, is as follows:

Fair value of equity issued(1)	$4,556
Fair value of contingent consideration(2)	4,000
Purchase Price	$8,556

(1)	Based upon SAAC's adjusted closing share price of $7.94 per share and Private Escapes beneficial ownership of 8% of the 7,178,841 shares issuable by SAAC to Ultimate Escapes equity holders upon conversion.
(2)	Based upon management's preliminary estimate of the fair value of the additional 16% of equity in Ultimate Escapes that could be earned based on (i) additional contributions made in the first 60 days after closing and (ii) the re-engagement of Private Escapes Resigned Club Members. In addition a preliminary estimate was made for the 8% - 24% of the contingent consideration arrangement which could result in issuance of up to 7,000,000 shares of the Company’s common stock if certain performance targets are achieved. The fair value estimate includes management’s preliminary assumptions of the probability of achievement of performance targets. The estimates and assumptions, some of which cannot be finalized prior to consummation of the acquisition, are subject to change upon the acquisition date and finalization of the valuation of the contingency.

Preliminary Fair Value of Contingent Consideration

Contingent consideration consists of the sum of the following items:

1.	The fair value of the estimated additional contributions from Private Escapes — $570
2.	The fair value estimate of the re-engagement of Private Escapes resigned club members — $826
3.	The fair value of additional shares issuable upon the achievement of certain performance targets — $2,604
•	Additional Contributions from Private Escapes

The fair value estimate for the additional contributions from Private Escapes was calculated using the weighted average of various cash contribution amounts and the likely percentage of those contributions being made by Private Escapes based on their current cash position, the internal projections for sale

SECURE AMERICA ACQUISITION CORPORATION

Notes to the Unaudited Pro Forma Condensed Combined Financial Statements
(In Thousands, Except Share Data)

1. Description of the Acquisition and Basis of Presentation  – (continued)

of new club memberships, and the estimated proceeds from the sale of assets that were excluded from the merger with Ultimate Escapes that can be sold within the 60 day period. The estimated cash contributions ranged from $0 to $700. The weighted average calculation resulted in an estimated cash contribution of approximately $262, which would give Private Escapes an additional 1% ownership in Ultimate Escapes with a fair value of approximately $570 (1% of 7,178,841 shares at $7.94 per share).

•	Re-engagement of Private Escapes Resigned Club Members

The fair value estimate for the re-engagement of Private Escapes resigned club members was calculated using a weighted average analysis to estimate the percentage of members in the resignation list that may be re-engaged by Private Escapes based on management analysis of member feedback provided at the time of resignation, impact of the economy and its effect on industry confidence, and the amount of assets available to repay the member’s redemption liability. That estimated percentage was, in turn, used to estimate the fair value of the reduction in the redemption liability resulting from the re-engagement of resigned club members. The total number of members on the resignation list as of September 7, 2009 was 62. The weighted average number of members projected to be re-engaged was 20, representing 32% of the 62 members on the resignation list. The membership deposits liability for these members of approximately $9 million was multiplied by the 32% estimated re-engagement rate to determine the reduction in the redemption liability of approximately $2,900. This amount would give Private Escapes an estimated additional 1.45% ownership in Ultimate Escapes with a fair value of approximately $826 (1.45% of 7,178,841 shares at $7.94 per share).

•	Potential Issuance of Additional Shares Upon the Achievement of Certain Performance Targets

The fair value estimate for the issuance of additional SAAC shares if certain performance targets are achieved under the first and second earn-outs was calculated using a weighted average analysis using various performance target scenarios for each of the earn-outs separately and the probability those target scenarios would be achieved based on internal projections for sale of new memberships and upgrades, expected synergies from combining operations, and historical trends in the Company’s performance. The estimated fair value of $2,604 was calculated by multiplying the estimated number of shares that could be potentially earned per the weighted average analysis (approximately 3,139,000 shares) by the estimated adjusted Private Escapes equity ownership in Ultimate Escapes (10.45%, representing Private Escapes’ initial 8% interest and the additional 1% and 1.45% determined above) and by SAAC’s estimated adjusted closing share price ($7.94).

The aggregate range of contingent consideration is as follows:

	Range of Additional Ownership %(1)	Range of Fair Values	Weighted Average Value
Additional contributions	0% – 2%	$0 – $1,140	$570
Re-engagement of resigned club members	0.5% – 2.5%	$285 – $1,425	826
Performance targets	0 – 400,000 shares	$0 – $3,176	2,604
Total contingent consideration		$285 – $5,741	$4,000

(1)	The range of additional ownership percentage was calculated using management assumptions. Management believes that the upper end of the maximum range of additional ownership is not attainable.

As shown in the table below, every 10% change in the SAAC share price would result in a change in the total purchase price of approximately $400.

SECURE AMERICA ACQUISITION CORPORATION

Notes to the Unaudited Pro Forma Condensed Combined Financial Statements
(In Thousands, Except Share Data)

1. Description of the Acquisition and Basis of Presentation  – (continued)

	Share Price
Contingent Consideration	$7.15 (10% decrease)	$7.94 (current price)	$8.73 (10% increase)
Additional contributions	$515	$570	$629
Re-engagement of resigned club members	743	826	908
Performance targets	2,344	2,604	2,865
Total contingent consideration	$3,602	$4,000	$4,402

Under the acquisition method of accounting, the assets acquired and liabilities assumed will be recorded as of the completion of the acquisition, primarily at their respective fair values. SFAS No. 157 defines the term “fair value” and sets forth the valuation requirements for any asset or liability measured at fair value, expands related disclosure requirements and specifies a hierarchy of valuation techniques based on the nature of the inputs used to develop the fair value measures. Fair value is defined in SFAS No. 157 as “the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.” This is an exit price concept for the valuation of the asset or liability. In addition, market participants are assumed to be buyers and sellers in the principal (or the most advantageous) market for the asset or liability. Fair value measurements for an asset assume the highest and best use by these market participants. As a result of these standards, the Company may be required to record assets which are not intended to be used or sold and/or to value assets at fair value measures that do not reflect the Company’s intended use of those assets. Many of these fair value measurements can be highly subjective and it is also possible that other professionals, applying reasonable judgment to the same facts and circumstances, could develop and support a range of alternative estimated amounts.

Based upon the Company’s preliminary valuation, a preliminary allocation of the purchase price consideration is as follows:

Purchase Price	$8,556
Assets acquired and liabilities assumed:
Assets:
Property and equipment, net	$50,976
Current assets	523
Goodwill(1)	11,879
Identifiable intangible assets(2)	27,500
Other assets	5,579
Total Assets	$96,457
Liabilities:
Debt	$29,925
Other liabilities	57,976
Total Liabilities	$87,901

(1)	Goodwill represents the expected synergies from combining operations of Ultimate Resort and Private Escapes, as well as intangible assets that do not qualify for separate recognition. We expect that the entire amount of goodwill recorded will be deductible for tax purposes. We did not record a deferred tax asset as the Company’s historical losses make it currently more likely than not that the asset would not be realizable. Goodwill will be evaluated for impairment at least annually. We expect that we will have a single reporting unit for purposes of our goodwill impairment test.
(2)	Based on management’s experience in acquiring new members’ including the related marketing and sales cost to identify qualified members, Private Escapes has two significant assets not recorded on its balance sheet that are key to the acquisition. They are the cost avoided to acquire the approximately 300 Private Escapes members and the approximate 50,000 target names in their lead generation data base. Ultimate

SECURE AMERICA ACQUISITION CORPORATION

Notes to the Unaudited Pro Forma Condensed Combined Financial Statements
(In Thousands, Except Share Data)

1. Description of the Acquisition and Basis of Presentation  – (continued)

Escapes historical cost to acquire a new member is $50,000 per member, primarily in advertisements, promotional events, and sales commissions. An intangible asset for $15 million has been reflected in the pro forma balance sheet for this asset. Ultimate Escapes values the cost to acquire the leads in the lead generation database at $250 per lead, based on the current cost of a general lead from Ultimate Escapes’ major lead source. An intangible asset of $12.5 million has been reflected in the pro forma balance sheet for the lead generation database.

The valuation used in the unaudited pro forma condensed combined financial statements is based upon preliminary estimates. The estimates and assumptions, some of which are not finalized, are subject to change upon the finalization of the valuation of Private Escapes’ assets and liabilities.

Business Combination of Ultimate Escapes and SAAC

The business combination will be accounted for as a reverse merger, whereby Ultimate Escapes will be the continuing entity for financial reporting purposes and will be deemed, for accounting purposes, to be the acquirer of SAAC. The pro forma financial information is presented assuming both (a) a 30% conversion, whereby only the shares originally subject to conversion (30% of the total outstanding SAAC shares or 2,999,999 shares) are returned for cash and (b) a 62% conversion and repurchase, whereby shares of SAAC are converted (the 2,999,999 shares) and an additional 3,225,657 shares are converted or repurchased leaving approximately $30 million in cash before expenses and tax distributions.

Under a 62% conversion of shares — The business combination is being accounted for as a reverse merger because, after the combination, (i) the UE Owners will hold a majority (60.5%) of the outstanding ordinary shares of SAAC and will have voting control of the public company, (ii) the UE Owners will have the ability to initially appoint pursuant to a voting agreement, for three years, the majority of the members of the board of directors of SAAC, (iii) the senior management of Ultimate Escapes will be the senior management of the combined entity and (iv) the ongoing operations of SAAC will be the operations of Ultimate Escapes.

Under a 30% conversion of shares — The business combination is being accounted for as a reverse merger because, after the combination, (i) the UE Owners will hold 45.1% of the outstanding ordinary shares of SAAC, with no other single owner or organized group holding more than 11.0%, (ii) the UE Owners will have the ability to initially appoint pursuant to a voting agreement, for three years, the majority of the members of the board of directors of SAAC, (iii) the senior management of Ultimate Escapes will be the senior management of the combined entity and (iv) the ongoing operations of SAAC will be the operations of Ultimate Escapes.

It is anticipated that there will be both a maximum conversion and a repurchase of shares such that the current owners of Ultimate Escapes will hold at least a 50% ownership in the combined entity.

In accordance with the applicable accounting guidance for accounting for the business combination as a reverse merger, Ultimate Escapes will be deemed to have undergone a recapitalization, whereby it will be deemed to have issued 8,750,001 or 4,717,930 common equity ordinary shares, at the minimum and maximum conversion/repurchase of shares respectively, to SAAC's common equity holders. Accordingly, although SAAC, as the parent company of Ultimate Escapes, will be deemed to have legally acquired Ultimate Escapes, in accordance with the applicable accounting guidance for accounting for the business combination as a reverse merger, Ultimate Escapes assets and liabilities will be recorded at their historical carrying amounts (subject to the recording of Private Escapes’ assets and liabilities at fair value, as a result of their acquisition by Ultimate Resort), with no additional goodwill or other intangible assets recorded as a result of the accounting merger of Ultimate Escapes with SAAC.

SECURE AMERICA ACQUISITION CORPORATION

Notes to the Unaudited Pro Forma Condensed Combined Financial Statements
(In Thousands, Except Share Data)

2. Pro Forma Adjustments and Assumptions Included in the Ultimate Resort/Private Escapes Combination

A.	Reflects the elimination of intercompany transactions.

	Six Months Ended June 30, 2009	Year Ended December 31, 2008
Other Revenues	$(2,107)	$(1,393)
Operating Expenses	(2,107)	(1,393)
Member Receivables	(61)	(510)
Accounts Payable	(61)	(510)
B.	Reflects the reduction of an employee receivable $(255) not being contributed to Ultimate Escapes by Private Escapes based on the contribution agreement.
C.	Reflects the reduction in debt ($3,647), accounts payable ($53) and accrued expenses ($24) for the Property ($5,287), acquisitions in progress ($377) and noncontrolling interest ($1,070) that are not being contributed by Private Escapes.
D.	Reflects the cancelation of leases, including write off of deferred rent ($98 short term, $429 long term), leasehold improvements ($762) and rent expense ($199 and $300 for the six months ended June 30, 2009 and for the year ended December 31, 2008, respectively) that will not recur as a result of office space not being contributed.
E.	Reflects the reclassification of the long term portion of debt ($106,377) that is in default and which is therefore classified as current but which is being refinanced in connection with this transaction.
F.	In order for Private Escapes members to share in Ultimate Escapes’ club benefits, including the membership assurance plan, upon completion of the combination, certain Private Escapes members contractually agreed to terms that reduces the liability to those members. The reduction in the member assurance liability of $17,111 reflects the reduction in the initial membership fee obligation (excluding the initiation fee portion) to the member based on their agreement that the amount that Ultimate Escapes will refund now declines over time, whereas previously it did not. Depending on the age of the membership, there is an immediate reduction in the obligation to the member. The adjustment to deferred revenue of $936 is the elimination of deferred revenue related to those Private Escapes members who have not transferred to Ultimate Escapes.
G.	Based on the change in membership terms mentioned in Note F, this reflects the accretion of membership assurance liability to income over a ten year period as the membership assurance obligation declines ($1,737 and $3,484 for the six months ended June 30, 2009 and for the year ended December 31, 2008, respectively) for those members that have entered into new Membership Agreements that conform to the Ultimate Resort agreements. Membership liability for Private Escapes members who signed membership conversion documents was $34,212 on December 31, 2008 and June 30, 2009. The calculation is for six and twelve months respectively on a ten year amortization schedule, which is consistent with the company’s revenue recognition practice.

SECURE AMERICA ACQUISITION CORPORATION

Notes to the Unaudited Pro Forma Condensed Combined Financial Statements
(In Thousands, Except Share Data)

2. Pro Forma Adjustments and Assumptions Included in the Ultimate Resort/Private Escapes Combination  – (continued)

H.	Reflects the elimination from the statement of operations of expenses associated with the specifically identifiable properties not being contributed

	Six Months Ended June 30, 2009	Year Ended December 31, 2008
Revenues	$(251)	$(481)
Property operating expenses	(256)	(581)
General & Administrative	(1)	(12)
Depreciation	(53)	(105)
Interest Expense	(170)	(354)
I.	Reflects the refinancing of long term debt and resulting additional cash of $5,000 (net $4,150) less $550 in payments for accrued liabilities (property taxes and association dues) and $300 in closing costs. See Note 1 for a description of the refinancing of long-term debt.
J.	Reflects the amortization, on a straight line basis over the three year life of the new debt, of closing costs to interest expense ($50 and $100 for the six months ended June 30, 2009 and for the year ended December 31, 2008, respectively).
K.	Reflects the additional interest expense resulting from the additional $5,000 in debt financing (see I above). Calculated based on a floor rate of 8.75% per annum (as the floating rate is currently less), the additional interest expense amounts to $437 ($239 for the six months ended June 30, 2009). There is no significant difference in the refinancing of the previous debt and its terms.
L.	Reflects the payment of an estimated $1.7 million in total transaction costs. This adjustment is not included in the accompanying pro forma statement of operations since it is non-recurring.
M.	Reflects the preliminary step-up to fair value of the properties being contributed and the additional resulting depreciation expense. The valuation used in the unaudited pro forma condensed financial statements is based upon preliminary estimates. The estimates and assumptions, some of which cannot be finalized prior to consummation of the acquisition, are subject to change upon the acquisition date and finalization of the valuation of Private Escapes' assets and liabilities.

		Cost of Revenues – Depreciation
	Fair Value	Six Months Ended June 30, 2009	Year Ended December 31, 2008	Estimated Life(i)
Properties	$10,000	$125	$250	40

(i)	The estimated fair value and depreciation life (straight-line) are based on a partial completion, to date, of appraisals and management's analysis of the properties.
N.	Reflects the fair value of the equity consideration ($4,556) and the preliminary fair value estimate of the contingent consideration ($4,000 liability, $1,396 short term, $2,604 long term) given to Private Escapes for the contribution resulting in the preliminary recognition of the following identifiable intangible assets and goodwill and the resulting amortization expense. The fair values used in the unaudited pro forma condensed combined financial statements are based upon preliminary estimates. The estimates and assumptions, some of which cannot be made prior to consummation of the acquisition, are subject to change upon the acquisition date and finalization of the valuation of Private Escapes' assets and liabilities. Contingent consideration will be subsequently remeasured at each reporting period until the contigencies are resolved. The changes in fair value will be recognized in earnings.

SECURE AMERICA ACQUISITION CORPORATION

Notes to the Unaudited Pro Forma Condensed Combined Financial Statements
(In Thousands, Except Share Data)

2. Pro Forma Adjustments and Assumptions Included in the Ultimate Resort/Private Escapes Combination  – (continued)

		Amortization Expense
	Fair Value	Six Months Ended June 30, 2009	Year Ended December 31, 2008	Estimated Life
Memberships	$15,000	$750	$1,500	10	(i)
Lead generation database	12,500	833	1,667	7.5	(ii)
Goodwill	11,879	—	—	—
	$39,379	$1,583	$3,167

(i)	The amortization of the membership intangible is included in cost of revenues (straight-line) and its life has been preliminarily estimated based on Ultimate Resort's estimated club member life (the basis for which is described more fully in Ultimate Resort’s financial statements included elsewhere in this proxy statement) as Private Escapes’ members will be converted to terms that mirror those of Ultimate Resort's.
(ii)	The amortization of the lead database is included in operating expenses (straight-line) as it relates to marketing and selling. The preliminary estimate is based on Ultimate Resort's experience with nurturing prospects to membership.
O.	Reflects the pro forma adjustments to eliminate Private Escapes’ historical equity as a result of the acquisition.
P.	Reflects the incremental costs of financial and internal control audits, management’s assessment of internal controls over financial reporting and SEC counsel, that the Company will incur as a fully reporting and operating public company. The incremental costs, which are estimated to be $450 per annum, have been included in the accompanying unaudited pro forma combined statement of operations ($225 for the six months ended June 30, 2009) and were derived from the Company's review of filings of public companies of similar size and operating characteristics and discussions with its auditor and legal counsel. Synergies that might be gained as a result of the combination are not included because such amounts could not be reasonably estimated at this early stage of the combination.
Q.	In connection with the closing of the acquisition, Ultimate Escapes will be entering into various employment agreements with its key personnel. Although the terms of only one such agreement is finalized, which would increase compensation costs by approximately $95 and $190 for the six months ended June 30, 2009 and for the year ended December 31, 2008, the other agreements are not expected to increase compensation costs significantly, if at all.
R.	In connection with the contribution agreement, Ultimate Escapes received assets and did not assume any contingencies of Private Escapes that were either contractual or non-contractual and, therefore, no adjustment for the fair value of such contingencies are included in the accompanying unaudited pro forma balance sheet.

3. Pro Forma Adjustments and Assumptions Included in the Ultimate Escapes/SAAC Combination

1	Reflects the release of $79,432 to cash from investments held in trust in connection with the Ultimate Escapes and SAAC Acquisition and the payment of approximately $5,500 related to transaction and legacy costs (accounting, legal and advisor fees) and $2,200 in deferred underwriter commissions (net of approximately $1,000 that will be returned to holders of shares subject to conversion). Approximately $200 of advisor fees is contingent on the number and value of the 7,000,000 earn-out units which may potentially be issued to the current Ultimate Escapes’ equity

SECURE AMERICA ACQUISITION CORPORATION

Notes to the Unaudited Pro Forma Condensed Combined Financial Statements
(In Thousands, Except Share Data)

3. Pro Forma Adjustments and Assumptions Included in the Ultimate Escapes/SAAC Combination  – (continued)

owners. Certain underwriters have agreed to allocate their fees to a larger pool of financial advisors. However this will only affect the underwriters and not the Company.
2	Reflects the payment of approximately $23,800 (of which a portion, approximately $1,000, is paid by a reduction of the deferred underwriting commissions to the underwriter as referred to above) for the 2,999,999 shares of common stock currently held by SAAC stockholders which are subject to conversion for cash. The $23,800 is computed by multiplying 2,999,999 shares by $7.94 per share, the liquidation value of the trust at June 30, 2009, which approximates the trading value of the shares on September 16, 2009. The $7.94 price per share is subject to change and could potentially be reduced if a vendor or service provider has a claim against the trust that was not properly waived, or upward by the additional accumulation of interest in the trust. See Unaudited Pro Forma Sensitivity Analysis for additional analysis.
3	Reflects the payment of $3,000 dividend distributions required pursuant to the contribution agreements to the owners of Ultimate Resort for taxes that will be payable by such owners as a result of the exchange of units upon the consummation of the Acquisition. The issuance of 7,178,841 shares of SAAC's common stock ($1) and voting Preferred Shares ($1) to Ultimate Escapes' equity holders as consideration for the membership interests of Ultimate Escapes. Also reflects the recapitalization of Ultimate Escapes owners’ equity ($25,976) to additional paid in capital.
4	Based on Ultimate Escapes’ expected post-merger tax position with a net operating tax loss, there would be no tax provision or benefit in the 2008 or 2009 financial statements (reduction of $75 and $291 for the six months ended June 30, 2009 and for the year ended December 31, 2008, respectively).
5	Reflects the payment of approximately $25,000 (which is net of approximately $1,000 of underwriter commissions that will be returned but have already been deducted in Note 1 above) assuming the holders of 3,225,657 shares of the SAAC stock sold in its initial public offering are repurchased immediately following the consummation of the Acquisition at $7.94 per share, the liquidation value of the trust at June 30, 2009, which approximates the trading value of the shares on September 16, 2009. The $7.94 price per share is subject to change and could potentially be reduced if a vendor or service provider has a claim against the trust that was not properly waived and Messrs. McMillen and Weiss have not reimbursed the trust for the amount by which it was reduced, or upward by the additional accumulation of interest in the trust. See Unaudited Pro Forma Sensitivity Analysis for additional analysis.

In addition this adjustment reflects the estimated reduction of interest income (on a proportional basis) due to the lower balances of cash assuming conversion and repurchase and redemption (reduction of $30 (30% conversion) and $50 (62% conversion) for the six months ended June 30, 2009 and $380 (30% conversion) and $640 (62% conversion) for the year ended December 31, 2008). See Unaudited Pro Forma Sensitivity Analysis for additional analysis.

6	Reflects the pro forma adjustments to record SAAC's elimination of historical equity ($600).

SECURE AMERICA ACQUISITION CORPORATION

Notes to the Unaudited Pro Forma Condensed Combined Financial Statements
(In Thousands, Except Share Data)

3. Pro Forma Adjustments and Assumptions Included in the Ultimate Escapes/SAAC Combination  – (continued)

7	Pro forma earnings per share (EPS), basic and diluted, are based on the weighted average number of shares of common stock. Earnings per share is computed by dividing income (loss) by the weighted-average number of shares of common stock outstanding during the periods:

	Assuming 30% Conversion		Assuming 62% Conversion
SAAC shares after IPO issuance	12,500,000		12,500,000
SAAC shares forfeited by SAAC founders(i)	(750,000)		(1,556,414)
SAAC shares subject to conversion – assumed converted	(2,999,999)		(2,999,999)
SAAC shares repurchased	—		(3,225,657)
Subtotal of SAAC shares outstanding	8,750,001		4,717,930
Shares issued as purchase consideration to Ultimate Escapes(ii)	7,178,841	45.1%	7,178,841	60.3%
	15,928,842		11,896,771
Less escrowed shares	(717,884)		(717,884)
	15,210,958		11,178,887

(i)	The founders have agreed to retain only 20% of SAAC’s outstanding shares thereby returning these shares from the 2,500,000 shares they originally purchased at founding.
(ii)	The effect of the potential issuance of the 7,000,000 earn-out units to the current Ultimate Escapes' equity members is not reflected in these pro forma outstanding shares.
(iii)	Potentially dilutive securities of 10,000,000 warrants (included within the units sold in the IPO) and 2,075,000 warrants purchased by the founders have been excluded from the computation of diluted net income (loss) per share, because the effect would be anti-dilutive.
(iv)	The 717,884 of escrowed shares have not been included in outstanding shares for EPS purposes because they are contingently issuable shares that will only be released if the conditions of the indemnification agreement are met.

See Unaudited Pro Forma Sensitivity Analysis for additional analysis.

8	Reflects the unamortized compensation cost of $5,917 for options that will immediately vest upon consummation of the transaction. No affects for such adjustment have been made in the accompanying pro forma statements of operation because the adjustment will not have a recurring effect.
9.	As a condition of the merger, the public warrants will be amended to increase the strike price and term. As the fair value of the amended warrants was determined to be less than the value of the existing warrants, no accounting entry is required with respect to the warrant modification.

SECURE AMERICA ACQUISITION CORPORATION
UNAUDITED PRO FORMA SENSITIVITY ANALYSIS

In addition to the two scenarios reflected in the unaudited pro forma financial statements, the following additional sensitivity analysis has been prepared to show the effects on the pro forma balance sheet, weighted average shares outstanding and pro forma loss per share.

Conversion of Shares/Redemption Price Per Share

The following sensitivity analysis supplements the Company’s estimate of the most likely scenarios of a 30% conversion and a 62% conversion, both of which are discussed in the introduction to the unaudited pro forma financial statements. The Company is including summarized additional analysis for a 15%, 46% and 80% conversions which include analysis on either side of the most likely scenarios and at the mid-points of those scenarios. Conversion of more than 80% would lead to the proposed transaction not taking place, because the net cash remaining for contribution would be less than $10 million, and conversion of less than 15% is not deemed to be a plausible scenario. In addition, the analysis shows the effects to weighted average shares outstanding and loss per share assuming the amount of cash used in redemption, at each scenario, does not change but the redemption price per share is 10% greater or less than the assumed $7.94 used in the pro forma financial statements.

Redemption Value Exchange Program

Ultimate Escapes intends to offer its club members who meet certain eligibility requirements an opportunity to elect to convert all or a portion of their redemption value under Ultimate Escapes’ “redemption assurance program” into shares of SAAC common stock to be issued by SAAC following the consummation of the Acquisition. A club member’s redemption value under the redemption assurance program is an amount (which declines over time) of the member’s initial membership fee that Ultimate Escapes is obligated to refund in accordance with specified procedures if the member resigns from the club. The maximum aggregate amount of all club members’ redemption value that may be converted pursuant to the redemption value exchange program is $10 million.

Eligible club members who elect to participate in the redemption value exchange program will be entitled, following the consummation of the Acquisition, to convert up to the full amount of their redemption value into that number of shares of SAAC common stock determined by dividing the redemption value which they elect to convert by $7.94. All shares of SAAC common stock issued pursuant to this program will be restricted securities, and will also be subject to a lock-up agreement, whereby 25% of the shares issued to each club member will be released from the lock-up every six months following the consummation of the Acquisition. Any shares to be issued pursuant to the program would be issued directly by SAAC, as the parent company of Ultimate Escapes following the consummation of the Acquisition. No shares would be issued if the Acquisition is not consummated. Ultimate Escapes will agree to use commercially reasonable efforts to cause SAAC to file a resale registration statement covering 50% of the total number of shares of SAAC common stock issued pursuant to the program following the consummation of the Acquisition, otherwise such shares will only be eligible to be resold one year after the consummation of the Acquisition in accordance with rules applicable to “shell” companies.

The maximum amount of a club member’s redemption value which a club member may elect to convert into shares of SAAC common stock pursuant to the program is the dollar amount (computed at $7.94 per share) of all shares of SAAC common stock the club member owns as of October 25, 2009. If the full $10 million maximum redemption value is so converted, SAAC would be obligated to issue a total of 1,259,446 shares of common stock to participating club members following the closing of the Acquisition.

The initial pro forma financial statements do not take into consideration this program because the election by the members is not within the control of Ultimate Escapes, and ultimate election by club members to convert their value to shares of SAAC common stock post-Acquisition is not directly related to the Acquisition. The sensitivity analysis assumes 25%, 50%, 80% and 100% participation.

(in thousand, except share and per share data)
At $7.94 per share	Combined Pro Forma Assuming 15% Conversion	Combined Pro Forma Assuming 30% Conversion	Combined Pro Forma Assuming 46.1% Conversion	Combined Pro Forma Assuming 62.3% Conversion	Combined Pro Forma Assuming 80% Conversion
Number of shares converted and repurchased	(1,500,000)	(2,999,999)	(4,612,877)	(6,225,656)	(8,064,345)
Assets
Cash and cash equivalents	$67,423	$55,513	$43,318	$30,513	$20,484
Other assets	221,132	221,132	221,132	221,132	221,132
Total assets	288,555	276,645	264,450	251,645	241,616
Liabilities and equity
Total liabilities	266,938	266,938	266,938	266,938	266,938
Total equity	21,617	9,707	(2,488)	(15,293)	(25,322)
Total liabilities and equity	$288,555	$276,645	$264,450	$251,645	$241,616
Loss for six months ended June 30, 2009	$(4,397)	$(4,412)	$(4,437)	$(4,462)	$(4,483)
Loss for year ended December 31, 2008	$(37,126)	$(37,321)	$(37,641)	$(37,961)	$(38,227)
Total Outstanding	17,460,957	15,210,958	13,425,505	11,178,887	9,328,905
Loss per share:
June 30, 2009	$(0.25)	$(0.29)	$(0.33)	$(0.40)	$(0.48)
December 31, 2008	$(2.13)	$(2.45)	$(2.80)	$(3.40)	$(4.10)
Increase in shares outstanding assuming a 10% increase in repurchase price	150,000	300,000	461,288	622,566	806,434
Total Outstanding	17,610,957	15,510,958	13,886,793	11,801,453	10,135,340
Loss per share:
June 30, 2009	$(0.25)	$(0.28)	$(0.32)	$(0.38)	$(0.44)
December 31, 2008	$(2.11)	$(2.41)	$(2.71)	$(3.22)	$(3.77)
Decrease in shares outstanding assuming a 10% decrease in repurchase price	(150,000)	(300,000)	(461,288)	(622,566)	(806,434)
Total Outstanding	17,310,957	14,910,958	12,964,217	10,556,321	8,522,471
Loss per share:
June 30, 2009	$(0.25)	$(0.30)	$(0.34)	$(0.42)	$(0.53)
December 31, 2008	$(2.14)	$(2.50)	$(2.90)	$(3.60)	$(4.49)
25% Exchange
Total Equity	$24,117	$12,207	$12	$(12,793)	$(22,822)
Total Outstanding	17,775,819	15,525,820	13,740,367	11,493,749	9,643,767
Loss per share:
June 30, 2009	$(0.25)	$(0.28)	$(0.32)	$(0.39)	$(0.46)
December 31, 2008	$(2.09)	$(2.40)	$(2.74)	$(3.30)	$(3.96)
50% Exchange
Total Equity	$26,617	14,707	$2,512	$(10,293)	$(20,322)
Total Outstanding	18,090,680	15,840,681	14,055,228	11,808,610	9,958,628
Loss per share:
June 30, 2009	$(0.24)	$(0.28)	$(0.32)	$(0.38)	$(0.45)
December 31, 2008	$(2.05)	$(2.36)	$(2.68)	$(3.21)	$(3.84)
75% Exchange
Total Equity	$29,117	$17,207	$5,012	$(7,793)	$(17,822)
Total Outstanding	18,405,542	16,155,543	14,370,090	12,123,472	10,273,490
Loss per share:
June 30, 2009	$(0.24)	$(0.27)	$(0.31)	$(0.37)	$(0.44)
December 31, 2008	$(2.02)	$(2.31)	$(2.62)	$(3.13)	$(3.72)
100% Exchange
Total Equity	$31,617	$19,707	$7,512	$(5,293)	$(15,322)
Total Outstanding	18,720,403	16,470,404	14,684,951	12,438,333	10,588,351
Loss per share:
June 30, 2009	$(0.23)	$(0.27)	$(0.30)	$(0.36)	$(0.42)
December 31, 2008	$(1.98)	$(2.27)	$(2.56)	$(3.05)	$(3.61)

THE CORPORATE EXISTENCE AMENDMENT PROPOSAL

Purpose of the Corporate Existence Amendment Proposal

The Corporate Existence Amendment Proposal, if approved, will provide for the amendment of SAAC’s current amended and restated certificate of incorporation to delete the defined term “Termination Date” so as to change SAAC’s limited corporate existence to perpetual.

In the judgment of SAAC’s board of directors, the Corporate Existence Amendment Proposal is desirable because the present amended and restated certificate of incorporation provides that SAAC’s corporate existence will terminate on October 29, 2009. In order to continue in existence after the consummation of the Acquisition, this provision must be amended. Perpetual existence is the usual period of existence for corporations, and SAAC’s board of directors believes it is the most appropriate period for SAAC as the surviving company in the Acquisition.

Pursuant to the Contribution Agreement, approval of each of the Corporate Existence Amendment Proposal, the Common Capitalization Proposal and the Charter Amendment and Restatement Proposal, collectively referred to herein as the Post-Acquisition Charter Amendment Proposals, is a condition to the consummation of the Acquisition. If the Acquisition Proposal is not approved, the Post-Acquisition Charter Amendment Proposals will not be presented at the meeting.

Effect of the Corporate Existence Amendment Proposal

If each of the Post-Acquisition Charter Amendment Proposals is approved, the proposed amendments to SAAC’s amended and restated certificate of incorporation will be filed with the Delaware Secretary of State and become effective in two steps: first, an amendment to SAAC’s amended and restated certificate of incorporation, deleting the defined term “Termination Date,” will be filed upon the consummation of the Acquisition; and second, a second amended and restated certificate of incorporation of SAAC, effecting the remaining amendments, will be filed immediately after the consummation of the Acquisition. A copy of the amendment to SAAC’s amended and restated certificate of incorporation to be effective upon the consummation of the Acquisition, assuming approval of each of the Post-Acquisition Charter Amendment Proposals and filing in the office of the Delaware Secretary of State, is attached as Annex E to this proxy statement.

Required Vote

Approval of the Corporate Existence Amendment Proposal will require the affirmative vote of a majority of the issued and outstanding shares of SAAC common stock as of the record date.

Recommendation

SAAC’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE CORPORATE EXISTENCE AMENDMENT PROPOSAL.

THE COMMON CAPITALIZATION PROPOSAL

Purpose of the Common Capitalization Proposal

The Common Capitalization Proposal, if approved, will provide for the amendment of SAAC’s current amended and restated certificate of incorporation to increase the authorized number of shares of its common stock from 50,000,000 to 300,000,000 shares.

In the judgment of SAAC’s board of directors, the Common Capitalization Proposal is desirable because the increase in the authorized number of shares of common stock is necessary for SAAC to have a sufficient number of shares of common stock to issue to the holders of membership units of Ultimate Escapes upon their conversion of such existing membership units and any earn-out units issued to them after the Acquisition and have additional authorized shares of common stock for financing its business, acquiring other businesses, forming strategic partnerships and alliances and stock dividends and stock splits.

Notwithstanding the foregoing, authorized but unissued shares of common stock may enable SAAC’s board of directors to render it more difficult or to discourage an attempt to obtain control of SAAC and thereby protect continuity of or entrench its management, which may adversely affect the market price of SAAC’s common stock. If in the due exercise of its fiduciary obligations, for example, SAAC’s board of directors were to determine that a takeover proposal was not in the best interests of SAAC, such shares could be issued by the board of directors without stockholder approval in one or more private placements or other transactions that might prevent or render more difficult or make more costly the completion of any attempted takeover transaction by diluting voting or other rights of the proposed acquirer or insurgent stockholder group, by creating a substantial voting block in institutional or other hands that might support the position of the incumbent board of directors, by effecting an acquisition that might complicate or preclude the takeover, or otherwise. The authorization of additional shares of common stock will also enable SAAC to have the flexibility to authorize the issuance of shares of common stock in the future for financing its business, acquiring other businesses, forming strategic partnerships and alliances and stock dividends and stock splits. SAAC currently has no such plans, proposals, or arrangements, written or otherwise, to issue any of the additional authorized shares of common stock for such purposes.

Pursuant to the Contribution Agreement, approval of each of the Common Capitalization Proposal, the Corporate Existence Amendment Proposal and the Charter Amendment and Restatement Proposal, collectively referred to herein as the Post-Acquisition Charter Amendment Proposals, is a condition to the consummation of the Acquisition. If the Acquisition Proposal is not approved, the Post-Acquisition Charter Amendment Proposals will not be presented at the meeting.

Effect of the Common Capitalization Proposal

If each of the Post-Acquisition Charter Amendment Proposals is approved, the proposed amendments to SAAC’s amended and restated certificate of incorporation will be filed with the Delaware Secretary of State and become effective in two steps: first, an amendment to SAAC’s amended and restated certificate of incorporation, deleting the defined term “Termination Date,” will be filed upon the consummation of the Acquisition; and second, a second amended and restated certificate of incorporation of SAAC, effecting the remaining amendments, will be filed immediately after the consummation of the Acquisition. A copy of SAAC’s second amended and restated certificate of incorporation to be effective immediately after the consummation of the Acquisition, assuming approval of each of the Post-Acquisition Charter Amendment Proposals and filing in the office of the Delaware Secretary of State, is attached as Annex F to this proxy statement.

Required Vote

Approval of the Common Capitalization Proposal will require the affirmative vote of a majority of the issued and outstanding shares of SAAC common stock as of the record date.

Recommendation

SAAC’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE COMMON CAPITALIZATION PROPOSAL.

THE CHARTER AMENDMENT AND RESTATEMENT PROPOSAL

Purpose of the Charter Amendment and Restatement Proposal

The Charter Amendment and Restatement Proposal, if approved, will provide for the amendment of SAAC’s current amended and restated certificate of incorporation to:

•	change SAAC’s corporate name to “Ultimate Escapes, Inc.;”
•	delete the preamble and paragraphs A through G, inclusive, of Article Sixth, as such provisions will no longer be applicable to SAAC after the Acquisition; and
•	make certain other changes that SAAC’s board of directors believes are immaterial.

The provisions of Article Sixth that are proposed to be deleted, by the terms of the preamble (which also will be deleted), apply only until such time as SAAC consummates its initial business combination, in this case, the Acquisition. Paragraph A requires that the business combination be submitted to SAAC’s stockholders for approval under the Delaware General Corporation Law and is authorized by the vote of a majority of the Public Shares, provided that the business combination shall not be consummated if the holders of 30% or more of the Public Shares vote against the Acquisition and exercise their conversion rights. Paragraph B specifies the instances in which distributions from SAAC’s trust account are permitted and not permitted. Paragraph C specifies the procedures for exercising conversion rights. Paragraph D provides that, if a business combination is not consummated by the “Termination Date” (October 29, 2009), only the holders of the Public Shares will be entitled to receive liquidating distributions. Paragraph E provides that holders of Public Shares are entitled to receive distributions from SAAC’s trust account established in connection with its initial public offering only in the event of SAAC’s liquidation or by demanding conversion in accordance with paragraph C. Paragraph F provides that the audit committee must approve certain actions until consummation by SAAC of its initial business combination. Paragraph G provides that SAAC may not issue any additional securities that share in the trust account.

In the judgment of SAAC’s board of directors, the Charter Amendment and Restatement Proposal is desirable for the following reasons:

•	The change of SAAC’s corporate name is desirable to reflect the acquisition of Ultimate Escapes.
•	The preamble and sections A through G of the current Article Sixth relate to the operation of SAAC as a blank check company prior to the consummation of its initial business combination and will not be applicable after consummation of the Acquisition. Accordingly, they will serve no further purpose.
•	The other changes are changes that SAAC’s board believes to be immaterial.

Pursuant to the Contribution Agreement, approval of each of the Charter Amendment and Restatement Proposal, the Corporate Existence Amendment Proposal and the Common Capitalization Proposal, collectively referred to herein as the Post-Acquisition Charter Amendment Proposals, is a condition to the consummation of the Acquisition. If the Acquisition Proposal is not approved, the Post-Acquisition Charter Amendment Proposals will not be presented at the meeting.

Effect of the Charter Amendment and Restatement Proposal

If each of the Post-Acquisition Charter Amendment Proposals is approved, the proposed amendments to SAAC’s amended and restated certificate of incorporation will be filed with the Delaware Secretary of State and become effective in two steps: first, an amendment to SAAC’s amended and restated certificate of incorporation, deleting the defined term “Termination Date,” will be filed upon the consummation of the Acquisition; and second, a second amended and restated certificate of incorporation of SAAC, effecting the remaining amendments, will be filed immediately after the consummation of the Acquisition. A copy of SAAC’s second amended and restated certificate of incorporation to be effective immediately after the consummation of the Acquisition, assuming approval of each of the Post-Acquisition Charter Amendment Proposals and filing in the office of the Delaware Secretary of State, is attached as Annex F to this proxy statement.

Required Vote

Approval of the Charter Amendment and Restatement Proposal will require the affirmative vote of a majority of the issued and outstanding shares of SAAC common stock as of the record date.

Recommendation

SAAC’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE CHARTER AMENDMENT AND RESTATEMENT PROPOSAL.

THE DIRECTOR ELECTION PROPOSAL

At the Special Meeting of Stockholders, five directors will be elected to SAAC’s board of directors, one of whom will serve until the annual meeting to be held in 2010, two will serve until the annual meeting to be held in 2011 and two will serve until the annual meeting to be held in 2012 and, in each case, until their successors are duly elected and qualified.

Upon consummation of the Acquisition, if management’s nominees are elected, the directors of SAAC will be classified as follows:

•	Class A, to stand for reelection in 2010: Steve Griessel
•	Class B, to stand for reelection in 2011: Richard Keith and Mark A. Frantz
•	Class C, to stand for reelection in 2012: C. Thomas McMillen and James M. Tousignant

As a condition to the closing of the Contribution Agreement, the SAAC founders, Ultimate Resort and Ultimate Escapes will enter into a Voting Agreement pursuant to which the SAAC founders or their respective affiliates have the right to nominate two individuals for appointment to the board of directors of SAAC following the Acquisition and Ultimate Resort or its affiliates have the right to nominate four individuals for appointment to the board of directors of SAAC following the Acquisition. Both of the nominees of the SAAC founders and two of the nominees of Ultimate Resort must be independent pursuant to the Securities and Exchange Commission and the NYSE Amex rules and regulations. The SAAC founders and Ultimate Resort have agreed to cause their respective nominees to be appointed to the board of directors of SAAC immediately prior to the Acquisition. Management is currently nominating five directors for election. There will be one vacancy on the board of directors that will be filled at a later date by a member designated by Ultimate Resort pursuant to the Voting Agreement. Under the terms of the Operating Agreement, the board of managers of Ultimate Escapes will mirror the board of directors of SAAC at all times during which the Voting Agreement is in effect. See the section entitled, “Management of SAAC and its Subsidiaries Following the Acquisition,” for more information.

The director nominees are as follows:

Name	Class	Age
James M. Tousignant	Class C Director	48
C. Thomas McMillen	Class C Director	57
Richard Keith	Class B Director	54
Mark A. Frantz	Class B Director	41
Steve Griessel	Class A Director	50

For biographical summaries of these nominees, see “Management of SAAC and its Subsidiaries Following the Acquisition.”

The election of directors requires a plurality vote of the shares of common stock present in person or represented by proxy and entitled to vote at the special meeting. “Plurality” means that the individuals who receive the largest number of votes cast “FOR” are elected as directors. Consequently, any shares not voted “FOR” a particular nominee (whether as a result of abstentions, a direction to withhold authority or a broker non-vote) will not be counted in the nominee’s favor.

Unless authority is withheld, the proxies solicited by the board of directors will be voted “FOR” the election of these nominees. In case any of the nominees becomes unavailable for election to the board of directors, an event that is not anticipated, the persons named as proxies, or their substitutes, will have full discretion and authority to vote or refrain from voting for any other candidate in accordance with their judgment.

If the Acquisition is not authorized by the approval of each of the Acquisition Proposal, the Pre-Acquisition Charter Amendment Proposals and the Post-Acquisition Charter Amendment Proposals and the holders of less than 30% of the Public Shares voting against the Acquisition and electing to convert their Public Shares into cash, the Director Election Proposal will not be submitted to the stockholders for a vote and SAAC’s current directors will continue in office until SAAC is required to be liquidated.

Required Vote

Approval of the Director Election Proposal will require the affirmative vote of a majority of the shares of common stock present in person or represented by proxy and entitled to vote at the special meeting.

Recommendation

SAAC’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE DIRECTOR ELECTION PROPOSAL.

THE INCENTIVE PLAN PROPOSAL

Background

The Incentive Plan has been approved by SAAC’s board of directors subject to approval and consummation of the Acquisition and further subject to approval by SAAC’s stockholders. The Incentive Plan provides for, among other things, the granting of incentive or nonqualified stock options to purchase shares of SAAC common stock, in the maximum amount of 1,200,000 shares of common stock, to persons selected by the administrators of the Incentive Plan from the class of all regular employees of SAAC, including officers who are regular employees and directors.

The approval of the Pre-Acquisition Charter Amendment Proposal, the Acquisition Proposal and the Post-Acquisition Charter Amendment Proposal relating to the authorized capital stock of SAAC at the Special Meeting of Stockholders, the effectiveness of the Pre-Acquisition Charter Amendment, the consummation of the Acquisition and the approval of the Post-Acquisition Charter Amendment relating to the authorized capital stock of SAAC are conditions to the effectiveness of the Incentive Plan, assuming the Incentive Plan is approved by SAAC’s stockholders. If the Pre-Acquisition Charter Amendment Proposal, the Acquisition Proposal or the Post-Acquisition Charter Amendment Proposal relating to the authorized capital stock of SAAC is not approved, the Pre-Acquisition Charter Amendment does not become effective, the Acquisition is not consummated and/or the Post-Acquisition Charter Amendment relating to the authorized capital stock of SAAC is not approved, the Incentive Plan will not be adopted by SAAC.

The purpose of the Incentive Plan is to provide an additional incentive to attract and retain qualified competent persons who provide services and upon whose efforts and judgment the success of SAAC is largely dependent, through the encouragement of stock ownership in SAAC by such persons. In furtherance of this purpose, the Incentive Plan authorizes, among other things, (a) the granting of incentive or nonqualified stock options to purchase common stock (collectively referred to herein as the “Options”) to persons selected by the administrators of the Incentive Plan from the class of all regular employees of SAAC, including officers who are regular employees and directors, (b) the provision of loans for the purposes of financing the exercise of Options and the amount of taxes payable in connection therewith, and (c) the use of already owned common stock as payment of the exercise price for Options granted under the Incentive Plan.

Stockholder approval of the Incentive Plan is required (i) for purposes of compliance with certain exclusions from the limitations of Section 162(m) of the Internal Revenue Code of 1986, as amended, or the Code, (ii) in order for the Incentive Plan to be eligible under the “plan lender” exemption from the margin requirements of Regulation U promulgated under the Securities Exchange Act of 1934, as amended, or the Exchange Act, and (iii) by the rules of the National Association of Securities Dealers National Market System.

The effective date of the Incentive Plan is August 31, 2009 (referred to herein as the “Effective Date”). No Options have been granted under the Incentive Plan as of the date of this Proxy Statement, and any Options granted under the Incentive Plan shall be subject to and conditioned upon approval of the Incentive Plan by SAAC’s stockholders at the Annual Meeting.

The following is a summary of certain principal features of the Incentive Plan. This summary is qualified in its entirety by reference to the complete text of the Incentive Plan, the form of which is attached to this Proxy Statement as Annex G. Stockholders are urged to read the actual text of the Incentive Plan in its entirety.

Administration of the Incentive Plan

The Incentive Plan provides that it shall be administered by the Board of Directors of SAAC (the “Board”) or by a committee appointed by the Board (the “Committee”) which shall be composed of two or more directors all of whom shall be “outside directors” (as defined in the Incentive Plan) in compliance with Rule 16b-3 of the Exchange Act and Section 162(m) of the Code (although Rule 16b-3 also may be complied with if the option grants are approved by the Board).

The Committee or the Board in its sole discretion determines the persons to be awarded the Options, the number of shares subject thereto and the exercise price and other terms thereof. In addition, the Committee or the Board has full power and authority to construe and interpret the Incentive Plan, and the acts of the Committee or the Board are final, conclusive and binding on all interested parties, including SAAC, its stockholders, its officers and employees, recipients of grants under the Incentive Plan, and all persons or entities claiming by or through such persons.

An aggregate of 1,200,000 shares of common stock (subject to adjustment described below) are reserved for issuance upon the exercise of Options granted under the Incentive Plan. The maximum number of shares of common stock to which Options may be granted to any one individual under the Incentive Plan is 1,000,000 (subject to adjustment described below). The shares acquired upon exercise of Options granted under the Incentive Plan will be authorized and issued shares of common stock. SAAC’s stockholders will not have any preemptive rights to purchase or subscribe for any common stock by reason of the reservation and issuance of common stock under the Incentive Plan. If any Option granted under the Incentive Plan should expire or terminate for any reason other than having been exercised in full, the unpurchased shares subject to that Option will again be available for purposes of the Incentive Plan.

Certain Terms and Conditions

All Options granted under the Incentive Plan must be evidenced by a written agreement between SAAC and the grantee. The agreement will contain such terms and conditions as the Committee or the Board shall prescribe, consistent with the Incentive Plan, including, without limitation, the exercise price, term and any restrictions on the exercisability of the Options granted.

For any Option granted under the Incentive Plan, the exercise price per share of common stock may be any price determined by the Committee or the Board; however, the exercise price per share of any Incentive Stock Option may not be less than the Fair Market Value of the common stock on the date such Incentive Stock Option is granted. For purposes of the Incentive Plan, the “Fair Market Value” on any date of reference is deemed to be the closing price of common stock on the business day immediately preceding such date, unless the Committee or the Board in its sole discretion determines otherwise in a fair and uniform manner. For this purpose, the closing price of common stock on any business day is (i) if common stock is listed or admitted for trading on any United States national securities exchange, or if actual transactions are otherwise reported on a consolidated transaction reporting system, the last reported sale price of common stock on such exchange or reporting system, as reported in any newspaper of general circulation; (ii) if common stock is quoted on the National Association of Securities Dealers Automated Quotation System, or NASDAQ, or any similar system of automated dissemination of quotations of securities prices in common use, the mean between the closing high bid and low asked quotations for such day of common stock on such system; or (iii) if neither clause (i) nor (ii) is applicable, the mean between the high bid and low asked quotations for common stock as reported by the National Quotation Bureau, Incorporated if at least two securities dealers have inserted both bid and asked quotations for common stock on at least 5 of the 10 preceding days. The closing price per share of common stock on the record date as reported on the NYSE Amex was $7.92.

The Committee or the Board may permit the exercise price of an Option to be paid for in cash, by certified or official bank check or personal check, by money order, with already owned shares of common stock that have been held by the Optionee for at least six (6) months (or such other shares as SAAC determines will not cause SAAC to recognize for financial accounting purposes a charge for compensation expense), the withholding of shares of common stock issuable upon exercise of the Option, by delivery of a properly executed exercise notice together with such documentation as shall be required by the Committee or the Board (or, if applicable, the broker) to effect a cashless exercise, or a combination of the above. If paid in whole or in part with shares of already owned common stock, the value of the shares surrendered is deemed to be their Fair Market Value on the date the Option is exercised. The Incentive Plan also authorizes SAAC to lend money to an Optionee, guarantee a loan to an Optionee, or otherwise assist an Optionee to obtain the cash necessary to exercise all or a portion of the Option granted thereunder or to pay any tax liability of the Optionee attributable to such exercise. If the exercise price is paid in whole or part with the Optionee’s promissory note, such note shall (i) provide for full recourse to the maker, (ii) be collateralized by the pledge of the shares that the Optionee purchases upon exercise of such Option, (iii) bear interest at the prime rate of SAAC’s principal lender or such other rate as the Committee or the Board, as the case may be, shall determine, and (iv) contain such other terms as the Committee or the Board in its sole discretion shall reasonably require.

The use of already owned shares of common stock applies to payment for the exercise of an Option in a single transaction and to the “pyramiding” of already owned shares in successive, simultaneous Option exercises. In general, pyramiding permits an Option holder to start with as little as one share of common stock and exercise an entire Option to the extent then exercisable (no matter what the number of shares subject thereto). By utilizing already owned shares of common stock, no cash (except for fractional share adjustments) is needed to exercise an Option. Consequently, the Optionee would receive common stock equal in value to the spread between the fair market value of the shares subject to the Option and the exercise price of such Option.

No Incentive Stock Option, and unless the prior written consent of the Committee or the board is obtained (which consent may be withheld for any reason) and the transaction does not violate the requirements of Rule 16b-3 of the Exchange Act, no non-qualified stock option granted under the Incentive Plan is assignable or transferable, other than by will or by the laws of descent and distribution. During the lifetime of an Optionee, an Option is exercisable only by him or her, or in the case of a non-qualified stock option, by his or her permitted assignee. The expiration date of an Option under the Incentive Plan will be determined by the Committee or the Board at the time of grant, but in no event may such an Option be exercisable after 10 years from the date of grant. An Option may be exercised at any time or from time to time or only after a period of time in installments, as the Committee or the Board determines. The Committee or the Board may in its sole discretion accelerate the date on which any Option may be exercised. Each outstanding Option granted under the Incentive Plan may become immediately fully exercisable in the event of certain transactions, including certain changes in control of SAAC, certain mergers and reorganizations, and certain dispositions of substantially all of SAAC’s assets.

Unless otherwise provided in the Option agreement, the unexercised portion of any Option granted under the Incentive Plan shall automatically be terminated (a) three months after the date on which the Optionee’s employment is terminated for any reason other than (i) Cause (as defined in the Incentive Plan), (ii) mental or physical disability, or (iii) death; (b) immediately upon the termination of the Optionee’s employment for Cause; (c) one year after the date on which the Optionee’s employment is terminated by reason of mental or physical disability; or (d) one year after the date on which the Optionee’s employment is terminated by reason of Optionee’s death, or if later, three months after the date of Optionee’s death if death occurs during the one year period following the termination of the Optionee’s employment by reason of mental or physical disability.

To prevent dilution of the rights of a holder of an Option, the Incentive Plan provides for appropriate adjustment of the number of shares for which Options may be granted, the number of shares subject to outstanding Options and the exercise price of outstanding Options, in the event of any increase or decrease in the number of issued and outstanding shares of SAAC’s capital stock resulting from a stock dividend, a recapitalization or other capital adjustment of SAAC. The Committee or the Board has discretion to make appropriate antidilution adjustments to outstanding Options in the event of a merger, consolidation or other reorganization of SAAC or a sale or other disposition of substantially all of SAAC’s assets.

The Incentive Plan will expire on August 31, 2019, and any Option outstanding on such date will remain outstanding until it expires or is exercised. The Committee or the Board may amend, suspend or terminate the Incentive Plan or any Option at any time, provided that such amendment shall be subject to the approval of SAAC’s stockholders if such shareholder approval is required by any federal or state law or regulation (including, without limitation, Rule 16b-3 or to comply with Section 162(m) of the Code) or the rules of any Stock exchange or automated quotation system on which the common stock may then be listed or granted. In addition, no amendment, suspension or termination shall substantially impair the rights or benefits of any Optionee, pursuant to any Option previously granted, without the consent of the Optionee.

Federal Income Tax Consequences of Awards of Options

The Incentive Plan is not qualified under the provisions of section 401(a) of the Code, and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended.

Nonqualified Stock Options

On exercise of a nonqualified stock option granted under the Incentive Plan, an Optionee will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the shares of common stock acquired on exercise of the Option over the exercise price. If the Optionee is an employee of SAAC, that income will be subject to the withholding of Federal income tax. The Optionee’s tax basis in those shares will be equal to their fair market value on the date of exercise of the Option, and his holding period for those shares will begin on that date.

If an Optionee pays for shares of common stock on exercise of an Option by delivering shares of SAAC’s common stock, the Optionee will not recognize gain or loss on the shares delivered, even if their fair market value at the time of exercise differs from the Optionee’s tax basis in them. The Optionee, however, otherwise will be taxed on the exercise of the Option in the manner described above as if he had paid the exercise price in cash. If a separate identifiable stock certificate is issued for that number of shares equal to the number of shares delivered on exercise of the Option, the Optionee’s tax basis in the shares represented by that certificate will be equal to his tax basis in the shares delivered, and his holding period for those shares will include his holding period for the shares delivered. The Optionee’s tax basis and holding period for the additional shares received on exercise of the Option will be the same as if the Optionee had exercised the Option solely in exchange for cash.

SAAC will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income taxable to the Optionee, provided that amount constitutes an ordinary and necessary business expense for SAAC and is reasonable in amount, and either the employee includes that amount in income or SAAC timely satisfies its reporting requirements with respect to that amount.

Incentive Stock Options

The Incentive Plan provides for the grant of stock options that qualify as “incentive stock options” as defined in section 422 of the Code. Under the Code, an Optionee generally is not subject to tax upon the grant or exercise of an incentive stock option. In addition, if the Optionee holds a share received on exercise of an incentive stock option for at least two years from the date the Option was granted and at least one year from the date the Option was exercised (the “Required Holding Period”), the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the holder’s tax basis in that share will be long-term capital gain or loss.

If, however, an Optionee disposes of a share acquired on exercise of an incentive stock option before the end of the Required Holding Period (a “Disqualifying Disposition”), the Optionee generally will recognize ordinary income in the year of the Disqualifying Disposition equal to the excess, if any, of the fair market value of the share on the date the incentive stock option was exercised over the exercise price. If, however, the Disqualifying Disposition is a sale or exchange on which a loss, if realized, would be recognized for Federal income tax purposes, and if the sales proceeds are less than the fair market value of the share on the date of exercise of the Option, the amount of ordinary income recognized by the Optionee will not exceed the gain, if any, realized on the sale. If the amount realized on a Disqualifying Disposition exceeds the fair market value of the share on the date of exercise of the Option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

An Optionee who exercises an incentive stock option by delivering shares of common stock acquired previously pursuant to the exercise of an incentive stock option before the expiration of the Required Holding Period for those shares is treated as making a Disqualifying Disposition of those shares. This rule prevents “pyramiding” the exercise of an incentive stock option (that is, exercising an incentive stock option for one share and using that share, and others so acquired, to exercise successive incentive stock options) without the imposition of current income tax.

For purposes of the alternative minimum tax, the amount by which the fair market value of a share of common stock acquired on exercise of an incentive stock option exceeds the exercise price of that Option generally will be an adjustment included in the Optionee’s alternative minimum taxable income for the year in which the Option is exercised. If, however, there is a Disqualifying Disposition of the share in the year in which the Option is exercised, there will be no adjustment with respect to that share. If there is a Disqualifying Disposition in a later year, no income with respect to the Disqualifying Disposition is included in the Optionee’s alternative minimum taxable income for that year. In computing alternative minimum taxable income, the tax basis of a share acquired on exercise of an incentive stock option is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the Option is exercised.

SAAC is not allowed an income tax deduction with respect to the grant or exercise of an incentive stock option or the disposition of a share acquired on exercise of an incentive stock option after the Required Holding Period. However, if there is a Disqualifying Disposition of a share, SAAC is allowed a deduction in an amount equal to the ordinary income includible in income by the Optionee, provided that amount constitutes an ordinary and necessary business expense for SAAC and is reasonable in amount, and either the employee includes that amount in income or SAAC timely satisfies its reporting requirements with respect to that amount.

Section 162 Limitations

The Omnibus Budget Reconciliation Act of 1993 added Section 162(m) to the Code, which generally disallows a public company’s tax deduction for compensation to covered employees in excess of $1 million in any tax year beginning on or after January 1, 1994. Compensation that qualifies as “performance-based compensation” is excluded from the $1 million deductibility cap, and therefore remains fully deductible by the company that pays it. SAAC intends that Options granted to employees whom the Committee expects to be covered employees at the time a deduction arises in connection with such Options, will qualify as such “performance-based compensation,” so that such Options will not be subject to the Section 162(m) deductibility cap of $1 million. Future changes in Section 162(m) or the regulations thereunder may adversely affect the ability of SAAC to ensure that Options under the Incentive Plan will qualify as “performance-based compensation” that is fully deductible by SAAC under Section 162(m).

Importance of Consulting Tax Adviser

The information set forth above is a summary only and does not purport to be complete. In addition, the information is based upon current Federal income tax rules and therefore is subject to change when those rules change. Moreover, because the tax consequences to any Optionee may depend on his particular situation, each Optionee should consult his tax adviser as to the Federal, state, local and other tax consequences of the grant or exercise of an Option or the disposition of common stock acquired on exercise of an Option.

Required Vote

Approval of the Incentive Plan will require the affirmative vote of the holders of a majority of the shares of SAAC common stock as of the record date represented in person or by proxy and entitled to vote at the Special Meeting of Stockholders.

Recommendation

SAAC’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SAAC’S STOCKHOLDERS VOTE “FOR” THE ADOPTION OF THE INCENTIVE PLAN PROPOSAL.

THE STOCKHOLDER ADJOURNMENT PROPOSAL

The Stockholder Adjournment Proposal, if adopted, will allow SAAC’s board of directors to adjourn the Special Meeting of Stockholders to a later date or dates to permit further solicitation of proxies. The Stockholder Adjournment Proposal will only be presented to SAAC’s stockholders in the event, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting of Stockholders to approve each of the Pre-Acquisition Charter Amendment Proposals, the Acquisition Proposal, each of the Post-Acquisition Charter Amendment Proposals, the Director Election Proposal or the Incentive Plan Proposal. In no event will SAAC adjourn the Special Meeting of Stockholders or consummate the Acquisition beyond the date by which it may properly do so under its amended and restated certificate of incorporation and Delaware law.

Consequences if the Stockholder Adjournment Proposal is Not Approved

If the Stockholder Adjournment Proposal is not approved by SAAC’s stockholders, SAAC’s board of directors may not be able to adjourn the Special Meeting of Stockholders to a later date in the event, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting of Stockholders to authorize the consummation of the Acquisition (because there are not sufficient votes to approve the Acquisition Proposal or because the holders of 30% or more of the Public Shares vote against the Acquisition Proposal and demand conversion of their shares into a pro rata portion of the trust account), the approval of each of the Pre-Acquisition Charter Amendment Proposals, the approval of each of the Post-Acquisition Charter Amendment Proposals, the approval of the Director Election Proposal or the adoption of the Incentive Plan.

Required Vote

Adoption of the Stockholder Adjournment Proposal requires the affirmative vote of a majority of the issued and outstanding shares of SAAC’s common stock as of the record date represented in person or by proxy at the Special Meeting of Stockholders and entitled to vote thereon. Adoption of the Stockholder Adjournment Proposal is not conditioned upon the adoption of any of the other proposals.

Recommendation

SAAC’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SAAC’S STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE STOCKHOLDER ADJOURNMENT PROPOSAL.

BUSINESS OF SAAC

Overview

SAAC was formed on May 14, 2007 as a blank check company for the purposes of acquiring, or acquiring control of, through a merger, capital stock exchange, asset acquisition or other similar business combination, one or more domestic or international operating businesses in the homeland security industry. On August 6, 2007, SAAC changed its name from “Fortress America Acquisition Corporation II” to “Secure America Acquisition Corporation.”

Offering Proceeds Held in Trust

On October 29, 2007, SAAC consummated its IPO of 10,000,000 units, at a price of $8.00 per unit. The net proceeds from (i) the sale of the units in the IPO, after deducting offering expenses of approximately $713,000 (of which approximately $88,000 was paid from interest earned on amounts held in the trust account) and underwriting discounts and commissions of approximately $5,600,000, (ii) the sale of the sponsor warrants in a private placement which occurred immediately prior to the closing of the IPO for an aggregate purchase price of $2,075,000 and (iii) the $150,000 loan made to SAAC by Secure America Acquisition Holdings, LLC, were approximately $75,912,000. All such net proceeds were placed in the trust account. An additional amount equal to 4.0% of the gross proceeds of our initial public offering, or $3.2 million, was also placed in the trust account and will be used to pay the underwriters a deferred fee (or paid to public stockholders who elect to convert their common stock in connection with our initial business combination, as the case may be and which amount, by agreement of the underwriters, is being released to create the Bonus Pool, as described elsewhere in this proxy statement upon the consummation of SAAC’s initial business combination. SAAC is entitled to draw for use as working capital up to $1 million of interest earned on the trust account, as well as any amounts necessary to pay its tax obligations. $150,000 of interest earned (net of taxes) on the trust account balance has been released to SAAC to repay a loan made to SAAC by Secure America Acquisition Holdings, LLC. Simultaneously with the consummation of SAAC’s IPO, Secure America Acquisition Holdings, LLC, the principal initial stockholder of SAAC, purchased a total of 2,075,000 warrants, or sponsor warrants, at $1.00 per founder warrant (for an aggregate purchase price of $2,075,000) privately from SAAC. All of the proceeds received from this private placement were placed in the trust account.

Through June 30, 2009, we have drawn all of the funds that may be released to us from the trust account to fund working capital requirements. As of June 30, 2009, there was $79,431,708 held in the trust account. The trust account contained $79,451,058.36 as of the record date.

If the Acquisition is consummated, the funds held in the trust account will be released: (i) to make the Contribution; (ii) to pay SAAC’s fees and expenses and other accrued liabilities; (iii) to pay SAAC’s tax obligations and the deferred underwriting compensation in connection with SAAC’s IPO; (iv) to pay SAAC stockholders who properly exercise their conversion rights; and (v) for working capital and general corporate purposes of SAAC and its subsidiaries. In addition, the funds released from the trust account may be used to purchase up to approximately $26 million of the Public Shares immediately following the consummation of the Acquisition.

The holders of Public Shares will be entitled to receive funds from the trust account only in the event of SAAC’s liquidation or if they properly exercise their conversion rights and the Acquisition is actually completed. In no other circumstances will a stockholder have any right or interest of any kind to or in the trust account.

Fair Market Value of Target Business

Pursuant to the prospectus for SAAC’s IPO and SAAC’s amended and restated certificate of incorporation, the initial target business that SAAC acquires must have a fair market value equal to at least 80% of the trust account balance (excluding deferred underwriting discounts and commissions) at the time of such business combination. SAAC’s board of directors evaluated the Acquisition and determined that this test was met in connection with its business combination with Ultimate Escapes.

Stockholder Approval of Business Combination

SAAC will proceed with the Acquisition only if a majority of the Public Shares are voted in favor of the Acquisition Proposal. The SAAC founders agreed with the representative of the underwriters of the IPO pursuant to letter agreements to vote their founder shares on the Acquisition Proposal in accordance with the vote of holders of a majority of the Public Shares. If the holders of 30% or more of the Public Shares vote against the Acquisition Proposal and properly demand that SAAC convert their Public Shares into their pro rata share of the trust account, SAAC will not consummate the Acquisition. In this case, SAAC will be forced to dissolve and liquidate unless it can otherwise consummate a business combination by October 29, 2009. Voting for or against the business combination alone will not result in conversion of a stockholder’s shares into a pro rata share of the trust account. Such stockholder must have also properly exercised its conversion rights.

Liquidation if No Business Combination

SAAC’s amended and restated certificate of incorporation provides for the automatic termination of SAAC’s corporate existence if SAAC does not consummate a business combination by October 29, 2009, except for the purposes of winding up its affairs and liquidating, pursuant to Section 278 of the Delaware General Corporation Law, or the DGCL. This has the same effect as if SAAC’s board of directors and stockholders had formally voted to approve SAAC’s dissolution pursuant to Section 275 of the DGCL. Accordingly, limiting SAAC’s corporate existence to a specified date as permitted by Section 102(b)(5) of the DGCL removes the necessity to comply with the formal procedures set forth in Section 275 (which would have required SAAC’s board of directors and stockholders to formally vote to approve its dissolution and liquidation and to have filed a certificate of dissolution with the Secretary of State of Delaware).

If SAAC has not consummated the Acquisition by October 29, 2009, SAAC anticipates notifying the trustee of the trust account within ten business days to begin liquidating such assets promptly and anticipates it will take no more than ten business days to effectuate such distribution. SAAC will pay the costs of liquidation from our remaining assets outside of the trust account. If there are no funds remaining to pay the costs associated with the implementation and completion of the liquidation and distribution, Messrs. McMillen and Weiss have agreed to advance SAC the funds necessary to pay such costs and complete such liquidation (currently anticipated to be no more than approximately $15,000) and not to seek repayment for such expenses.

In connection with its liquidation, SAAC will distribute to the holders of its Public Shares, in proportion to their respective holdings of Public Shares, an aggregate sum equal to the amount in the trust account, inclusive of any interest thereon, plus remaining net assets (subject to SAAC’s obligations under the DGCL to provide for claims of creditors as described below). The SAAC founders have waived their rights to participate in any liquidation distribution with respect to their founder shares. There will be no distribution from the trust account with respect to SAAC’s warrants, which will expire worthless in the event SAAC liquidates.

The per-share liquidation price for the Public Shares as of October 13, 2009 is approximately $7.94. The proceeds deposited in the trust account could, however, become subject to the claims of SAAC’s creditors (which could be prior to the claims of the holders of the Public Shares and could include vendors and service providers SAAC has engaged to assist it in connection with its search for a target business and that are owed money by it, as well as target businesses themselves) and there is no assurance that the actual per-share liquidation price will not be less than $7.94, plus interest, due to those claims. If SAAC liquidates prior to the consummation of a business combination, Messrs. McMillen and Weiss, SAAC’s Co-Chief Executive Officers and members of its board of directors, have agreed, pursuant to agreements with SAAC and the representative of the underwriters, to be personally liable, on a joint and several basis, to ensure that the amounts in the trust account are not reduced by the claims of target businesses or claims of vendors or other entities that are owed money by SAAC for services rendered or contracted for or products sold to SAAC, to the extent that such target businesses, vendors or entities did not execute a valid and enforceable waiver. However, SAAC did not requested that either of Messrs. McMillen or Weiss reserve for such indemnification obligations, and SAAC therefore cannot assure you that they would be able to satisfy those obligations if required to do so. Accordingly, the actual per share liquidation price could be less than approximately $7.94, plus interest, due to claims of creditors. Furthermore, if SAAC is forced to file a bankruptcy case or an involuntary bankruptcy case is filed against SAAC which is not dismissed, the amounts held in the trust account could be subject to applicable bankruptcy law, and may be included in SAAC’s bankruptcy estate and subject to the claims of third parties with priority over the claims of our stockholders. To the extent any bankruptcy claims deplete the trust account, SAAC cannot assure you that SAAC will be able to return to our public stockholders at least approximately $7.94 per share.

SAAC’s public stockholders will be entitled to receive funds from the trust account only in the event of the expiration of SAAC’s corporate existence and our liquidation or if they seek to convert their respective shares into cash upon the consummation of the Acquisition, which they voted either for or against, and which is completed by SAAC. In no other circumstances will a stockholder have any right or interest of any kind to or in the trust account.

Under the DGCL, stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution. However, as stated above, if the Acquisition has not been timely consummated, it is SAAC’s intention to make liquidating distributions to its stockholders as soon as reasonably possible after October 29, 2009 and, therefore, SAAC does not intend to comply with those procedures. As such, SAAC’s stockholders could potentially be liable for any claims to the extent of distributions received by them and any liability of SAAC’s stockholders may extend well beyond the third anniversary of such date. Because SAAC will not be complying with Section 280, Section 281(b) of the DGCL requires SAAC’s board of directors to adopt a plan that will provide for payment, based on facts known to it at such time, of (i) all existing claims, (ii) all pending claims and (iii) all claims that may be potentially brought against it within the subsequent ten years. Accordingly, SAAC would be required to provide for any claims of creditors known to it at that time or those that it believes could be potentially brought against it within the subsequent ten years prior to it distributing the funds in the trust account to its public stockholders. However, because SAAC is a blank check company, rather than an operating company, and its operations have been limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from vendors and service providers (such as accountants, lawyers, investment bankers, etc.) and potential target businesses, of whom have given SAAC agreements waiving any right, title, interest or claim of any kind they may have in or to any monies held in the trust account. As a result, the claims that could be made against SAAC are significantly limited and the likelihood that any claim that would result in any liability extending to the trust is remote. Nevertheless, such agreements may not be enforceable. Accordingly, SAAC cannot assure you that third parties will not seek to recover from SAAC’s stockholders amounts owed to them by SAAC.

Additionally, if SAAC is forced to file a bankruptcy case or an involuntary bankruptcy case is filed against it that is not dismissed, the proceeds held in the trust account could be subject to applicable bankruptcy law, and may be included in SAAC’s bankruptcy estate and subject to the claims of third parties with priority over the claims of SAAC’s stockholders. Also, in any such case, any distributions received by stockholders could be viewed under applicable debtor/creditor and/or bankruptcy laws as either a “preferential transfer” or a “fraudulent conveyance.” As a result, a bankruptcy court could seek to recover all amounts received by SAAC’s stockholders. Furthermore, because, in the event of a liquidation, SAAC intends to distribute the proceeds held in the trust account to its public stockholders promptly after October 29, 2009, this may be viewed or interpreted as giving preference to SAAC’s public stockholders over any potential creditors with respect to access to or distributions from SAAC’s assets. In addition, SAAC’s board may be viewed as having breached their fiduciary duties to SAAC’s creditors and/or may have acted in bad faith, and thereby exposing itself and SAAC to claims of punitive damages, by paying public stockholders from the trust account prior to addressing the claims of creditors and/or complying with certain provisions of the DGCL with respect to SAAC’s liquidation. SAAC cannot assure you that claims will not be brought against it for these reasons. To the extent any bankruptcy or other claims deplete the trust account, SAAC cannot assure you it will be able to return to its public stockholders at least $7.94 per share.

Facilities

SAAC currently maintains its executive offices at executive offices at 1005 North Glebe Road, Suite 550, Arlington, Virginia 22201. The cost for this space is included in the $7,500 per-month fee Homeland Security Capital Corporation charges SAAC for general and administrative services pursuant to a letter agreement between us and Homeland Security Capital Corporation, an affiliate of Mr. McMillen. As of September 4, 2009, we have accrued approximately $82,500 in fees owed to Homeland Security Capital Corporation. We consider our current office space adequate for our current operations up to the completion of a business combination.

Following the Acquisition, the executive offices of SAAC will be located at 3501 W. Vine Street, Suite 225, Kissimmee, Florida, 34741. The cost for this space is approximately $6,000 per month, pursuant to a lease agreement between Ultimate Resort and La Mirada, LLC, which terminates on October 31, 2010. The approximate square footage of the space is 3,000 square feet. Ultimate Escapes believes that its existing facilities are suitable and adequate for the business conducted therein, appropriately used and have sufficient capacity for its intended purpose.

Employees

SAAC currently has three executive officers, two of whom are also members of SAAC’s board of directors. These individuals are not obligated to contribute any specific number of hours per week and intend to devote only as much time as they deem necessary to SAAC’s affairs. The amount of time they will devote in any time period will vary based on the stage of the initial business combination process SAAC is in. We do not intend to have any full-time employees prior to the consummation of a business combination, although we expect each of our officers to devote an average of approximately ten hours per week to our business. Accordingly, because a target business has been selected, the executive officers will spend more time investigating such target business and negotiating and processing the initial business combination (and consequently spend more time on SAAC’s affairs) than they did prior to locating a suitable target business. SAAC does not intend to have any full time employees prior to the consummation of an initial business combination.

Periodic Reporting and Audited Financial Statements

SAAC has registered its units, common stock and warrants under the Exchange Act, and has reporting obligations, including the requirement that it file annual, quarterly and current reports with the SEC. In accordance with the requirements of the Exchange Act, SAAC’s annual reports on Form 10-K contain financial statements audited and reported on by its independent registered public accountants. SAAC’s reports filed with the SEC can be inspected and copied at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549. The public may obtain information about the operation of the public reference room by calling the SEC at 1-800-SEC-0330. In addition, the SEC maintains a Web site at http://www.sec.gov which contains the registration statements, reports, proxy and information statements and information regarding issuers that file electronically with the SEC. SAAC will provide electronic or paper copies of such materials free of charge upon request.

SAAC is currently required to comply with the internal controls requirements of the Sarbanes-Oxley Act. However, Ultimate Escapes may not be in compliance with the provisions of the Sarbanes-Oxley Act regarding adequacy of their internal controls. The development of the internal controls of the combined entity to achieve compliance with the Sarbanes-Oxley Act may increase the time and costs necessary to complete the Acquisition.

Legal Proceedings

There are no legal proceedings pending against SAAC.

SAAC’S MANAGEMENT’S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS

Overview

SAAC was formed on May 14, 2007, as a blank check company for the purpose of acquiring, or acquiring control of, through a merger, capital stock exchange, asset acquisition, stock purchase or other similar business combination, one or more domestic or international operating businesses in the homeland security industry. We changed our name from “Fortress America Acquisition Corporation II” to “Secure America Acquisition Corporation” on August 6, 2007.

On October 29, 2007, SAAC consummated its IPO of 10,000,000 units, at a price of $8.00 per unit, which included 1,500,000 units which were subject to the underwriters’ over-allotment option, which was not exercised. The total gross proceeds from the IPO, excluding the warrants sold on a private placement basis, amounted to $80 million. The net proceeds from (i) the sale of the units in the IPO, after deducting offering expenses of approximately $713,000 (of which approximately $88,000 was paid from interest earned on amounts held in the trust account) and underwriting discounts and commissions of approximately $5,600,000, (ii) the sale of the sponsor warrants in a private placement which occurred immediately prior to the closing of the IPO for an aggregate purchase price of $2,075,000, and (iii) the $150,000 loan made to SAAC by Secure America Acquisition Holdings, LLC, were approximately $75,912,000. All such net proceeds were placed in the trust account. An additional amount equal to 4.0% of the gross proceeds of our initial public offering, or $3.2 million, was also placed in the trust account and will be used to pay the underwriters a deferred fee (or paid to public stockholders who elect to convert their common stock in connection with our initial business combination, as the case may be and which amount, by agreement of the underwriters, is being released to fund the Bonus Pool, as described elsewhere in this proxy statement upon the consummation of SAAC’s initial business combination. Each unit consists of one share of SAAC common stock, $0.0001 par value, and one redeemable common stock purchase warrant. Each warrant entitles the holder to purchase from SAAC one share of common stock at an exercise price of $5.25 commencing upon the completion of an initial business combination and expiring four years from the effective date of the IPO (October 23, 2011).

Simultaneously with the consummation of SAAC’s IPO, Secure America Acquisition Holdings, LLC, the principal initial stockholder of SAAC, purchased a total of 2,075,000 warrants, or sponsor warrants, at $1.00 per founder warrant (for an aggregate purchase price of $2,075,000) privately from SAAC. All of the proceeds received from this private placement were placed in the trust account. The sponsor warrants are identical to the warrants offered in our first public offering, except that (i) the sponsor warrants are not subject to redemption, (ii) the sponsor warrants may be exercised on a cashless basis while the warrants included in the units sold in our initial public offering cannot be exercised on a cashless basis, (iii) upon an exercise of the sponsor warrants, the holders of the sponsor warrants will receive unregistered shares of our common stock, and (iv) subject to certain limited exceptions, the sponsor warrants are not transferable until they are released from escrow, which would only be after the consummation of our initial business combination. The sponsor warrants are differentiated from warrants sold as part of the units in our initial public offering through legends contained on the certificates representing the sponsor warrants indicating the restrictions and rights specifically applicable to such sponsor warrants.

On September 2, 2009, SAAC, Ultimate Resort, Ultimate Escapes and the member representative of Ultimate Escapes entered into the Contribution Agreement. Pursuant to the terms of the Contribution Agreement, SAAC will receive approximately 4,717,930 membership units of Ultimate Escapes, assuming a $20 million cash contribution and the maximum number of conversions and forward contracts (which units will increase, on a one-for-one basis, to the extent fewer than approximately 6,225,656 shares of SAAC common stock are converted into cash or canceled based upon the settlement of forward contracts immediately following the closing) and, of the $30 million expected to be left with SAAC, at least $20 million will be contributed to Ultimate Escapes. It is possible that Ultimate Escapes may agree to a cash contribution of less than $20 million (in which case SAAC would receive fewer membership units of Ultimate Escapes), but in no event would such amount be less than $10 million. If SAAC contributed $10 million in cash, then it would receive approximately 3,367,950 units, such that SAAC and the UE Owners would own approximately 31.9% and 68.1%, respectively, of the issued and outstanding membership units of Ultimate Escapes. Under the terms of the Operating Agreement to be entered into upon the consummation of the transactions contemplated by the

Contribution Agreement, members of Ultimate Escapes will be able to exchange their membership units of Ultimate Escapes for shares of common stock of SAAC and Ultimate Escapes would be managed in accordance with the terms of the Operating Agreement.

Results of Operations

Six Month Period Ended June 30, 2009 Compared to the Six Month Period Ended June 30, 2008

For the six month period ended June 30, 2009, we had a total income of $100,257, consisting of net interest income on investments held in trust and on cash balances maintained. For the six month period ended June 30, 2008, we had a total income of $894,755, consisting of net interest income on investments held in trust and on cash balances maintained. The decrease in income for the six month period ended June 30, 2009 as compared to the six month period ended June 30, 2008 was due primarily to a significant decline in interest rates, which reduced the interest earned on investments held in trust.

Total expenses for the six month period ended June 30, 2009 were $211,739, consisting of $286,640 in operating expenses and an income tax benefit of ($74,901). We had a net loss of $111,482 for this period. Total expenses for the six month period ended June 30, 2008 were $585,755, consisting of $391,307 in operating expenses and $194,448 in income tax expense. We had net income of $309,000 for this period. The decrease in operating expenses for the six month period ended June 30, 2009 as compared to the six month period ended June 30, 2008 was largely due to the fact that approximately $158,000 in expenses associated with an abandoned acquisition that were charged to operations during the six month period ended June 30, 2008, while approximately $106,000 in such expenses were charged during the six month period ended June 30, 2009.

For the year ended December 31, 2008

For the year ended December 31, 2008, we had total income of $1,272,409, consisting of net interest income on investments held in trust and on cash balances maintained.

Total expenses for this period were $839,581, consisting of $548,318 in formation and operating expenses and $291,263 in income tax expense. We had net income of $432,828 for the period.

For the period from May 14, 2007 (inception) through December 31, 2007

For the period from May 14, 2007 (inception) through December 31, 2007, we had total income of $546,377, consisting of net interest income on investments held in trust and on cash balances maintained. Total expenses for this period were $267,634, consisting of $95,310 in formation and operating expenses and $172,324 in income tax expense. We had net income of $278,743 for the period.

Period from May 14, 2007 (Inception) through June 30, 2009

For the period from May 14, 2007 (inception) through June 30, 2009, we had a total income of $1,919,043, consisting of net interest income on investments held in trust and on cash balances maintained.

Total expenses for this period were $1,318,954, consisting of $930,268 in formation and operating expenses and $388,686 in income tax expense. We had net income of $600,089 for this period.

Going Concern and Management’s Plan and Intentions

There can be no assurance that SAAC will consummate a business combination prior to October 29, 2009. Pursuant to SAAC’s amended and restated certificate of incorporation, if SAAC is unable to consummate a timely business combination, it would have to liquidate and return the funds held in its trust account to the holders of shares issued in SAAC’s IPO as previously described. These factors raise substantial doubt about SAAC’s ability to continue as a going concern.

Off-Balance Sheet Arrangements

We do not have off-balance sheet arrangements, financings or other relationships with unconsolidated entities or other persons, also known as special purpose entities.

Liquidity and Capital Resources

Prior to the consummation of our initial public offering, our liquidity needs were satisfied through receipt of $25,000 in stock subscriptions from our initial stockholders and a loan of $150,000 from Secure America Acquisition Holdings, LLC.

The net proceeds from (i) the sale of the units in our initial public offering, after deducting offering expenses of approximately $713,000 (of which approximately $88,000 was paid from interest earned on amounts held in the trust account) and underwriting discounts and commissions of approximately $5.6 million, (ii) the sale of the founder warrants in a private placement which occurred immediately prior to the closing of our initial public offering for an aggregate purchase price of $2,075,000 and (iii) the $150,000 loan made to us by Secure America Acquisition Holdings, LLC, were approximately $75,912,000. This entire amount was placed in the trust account. An additional amount equal to 4.0% of the gross proceeds of our initial public offering, or $3,200,000, was also placed in the trust account and will be used to pay the underwriters a deferred fee (or paid to public stockholders who elect to convert their common stock in connection with our initial business combination, as the case may be) upon the consummation of our initial business combination, and will not be available for our use to acquire a target business. We expect that most of the amounts held in the trust account will be used as consideration to pay the sellers of a target business or businesses with which we ultimately complete a business combination. We will use substantially all of the net proceeds of our initial public offering not in the trust account to acquire, or acquire control of, a target business, including identifying and evaluating prospective acquisition candidates, selecting the target business, and structuring, negotiating and consummating the business combination. To the extent that our capital stock is used in whole or in part as consideration to effect a business combination, the amounts held in the trust account as well as any other net proceeds not expended will be used to finance the operations of the target business.

An aggregate of $1,000,000 of interest earned (net of taxes) on the trust account balance has been released to us to fund working capital requirements and additional funds may be released to fund our income tax obligations. From the date of our initial public offering through June 30, 2009, we have made the following expenditures:

•	approximately $235,000 of expenses for legal, accounting and other expenses attendant to the due diligence investigations, structuring and negotiation of potential business combinations;
•	approximately $150,000 of expenses for the due diligence and investigation of potential target businesses;
•	approximately $120,000 of expenses in legal and accounting fees relating to our Securities and Exchange Commission reporting obligations;
•	approximately $90,000 of expenses in fees relating to our office space and certain general and administrative services; and
•	approximately $280,000 for general working capital that was used for miscellaneous expenses and reserves, including approximately $100,000 for director and officer liability and other insurance premiums, finders’ fees, consulting fees or other similar compensation, potential deposits, down payments or funding of a “no-shop” provision with respect to a particular business combination.

In addition, we had approximately $150,000 in accrued expenses and accounts payable at June 30, 2009.

At June 30, 2009, we had approximately $125,000 in cash remaining.

An additional $150,000 of interest earned (net of taxes) on the trust account balance was released to us to repay the loan made to us by Secure America Acquisition Holdings, LLC.

Through June 30, 2009, we have drawn $1,756,826 of the funds that may be used by us from the Trust Account to fund working capital requirements, to fund income tax payments and to repay loans made to us.

We believe we will need up to an additional $150,000 in financing following our initial public offering in order to meet the expenditures required for operating our business prior to our initial business combination. We have not yet identified a source for that additional capital. We will need to obtain additional financing to the extent such financing is required to consummate a business combination or because we become obligated to convert into cash a significant number of shares from dissenting stockholders, in which case we may issue additional securities or incur debt in connection with such business combination. Following a business combination, if cash on hand is insufficient, we may need to obtain additional financing in order to meet our obligations.

Critical Accounting Policies

SAAC’s financial statements and the notes to its financial statements contain information that is pertinent to management’s discussion and analysis. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities. Management bases its estimates on historical experience and on various other assumptions that are believed to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. On a continual basis, management reviews its estimates utilizing currently available information, changes in facts and circumstances, historical experience and reasonable assumptions. After such reviews, and if deemed appropriate, those estimates are adjusted accordingly. Actual results may vary from these estimates and assumptions under different and/or future circumstances. Management considers an accounting estimate to be critical if:

•	it requires assumptions to be made that were uncertain at the time the estimate was made; and
•	changes in the estimate, or the use of different estimating methods that could have been selected, could have a material impact on SAAC’s results of operations or financial condition.

The following critical accounting policies have been identified that affect the more significant judgments and estimates used in the preparation of the financial statements. SAAC believes that the following are some of the more critical judgment areas in the application of its accounting policies that affect its financial condition and results of operations. SAAC has discussed the application of these critical accounting policies with its Audit Committee. The following critical accounting policies are not intended to be a comprehensive list of all of SAAC’s accounting policies or estimates.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Income Taxes

Deferred income taxes reflect the net tax effects of operating losses and other temporary differences between carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which temporary differences representing net future deductible amounts become deductible. SFAS No. 109 requires that a valuation allowance be established when it is “more likely than not” that all or a portion of deferred tax assets will not be realized. A review of all available positive and negative evidence needs to be considered, including a company’s performance, the market environment in which the company operates, the length of carryback and carryforward periods, and expectations of future profits.

Recently Issued Accounting Pronouncements

In September 2006, the Financial Accounting Standards Board, or FASB, issued SFAS 157, which is effective for fiscal years beginning after November 15, 2007. The Statement defines fair value, establishes a frame work for measuring fair value in accordance with U.S. Generally Accepted Accounting Principles, and expands disclosures about fair value measurements. The Statement codifies the definition of fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The standard clarifies the principle that fair value should be based on the assumptions market participants would use when pricing the asset or liability and establishes a fair value hierarchy that prioritizes the information used to develop those assumptions. The adoption of SFAS 157 did not have a material impact on SAAC’s financial position and results of operations.

In February 2007, the FASB issued Statement of Financial Accounting Standard No. 159, or SFAS No. 159, “The Fair Value Opinion for Financial Assets and Financial Liabilities — Including an Amendment of FASB Statement No. 115,” which permits entities to choose to measure many financial instruments and certain other items at fair value. The fair value option established by this Statement permits all entities to choose to measure eligible items at fair value at specified election dates. A business entity shall report unrealized gains and losses on items for which the fair value option has been elected in earnings at each subsequent reporting date. Adoption is required for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of SFAS 159. The adoption of SFAS 159 did not have a material impact on SAAC’s financial position and results of operations.

In December 2007, the FASB issued Statement of Financial Accounting Standards No. 141 (revised 2007), Business Combinations, or SFAS 141R. SFAS 141R changes accounting for acquisitions that close beginning in 2009 in a number of areas including the treatment of contingent consideration, contingencies, acquisition costs, in-process research & development and restructuring costs. More transactions and events will qualify as business combinations and will be accounted for at fair value under the new standard. SFAS 141R promotes greater use of fair values in financial reporting. In addition, under SFAS 141R, changes in deferred tax asset valuation allowances and acquired income tax uncertainties in a business combination after the measurement period will impact income tax expense. Some of the changes will introduce more volatility into earnings. SFAS 141R is effective for fiscal years beginning on or after December 15, 2008. SFAS 141R will have an impact on accounting for any business acquired after the effective date of this pronouncement.

In December 2007, the FASB issued Statement of Financial Accounting Standards No. 160, “Noncontrolling Interests in Consolidated Financial Statements, an amendment of ARB No. 51,” or SFAS 160. SFAS 160 will change the accounting and reporting for minority interests, which will be recharacterized as noncontrolling interests (“NCI”) and classified as a component of equity. This new consolidation method will significantly change the accounting for transactions with minority interest holders. SFAS 160 is effective for fiscal years beginning after December 15, 2008. SFAS 160 would have an impact on the presentation and disclosure of the noncontrolling interests of any non-wholly owned business acquired in the future.

In February 2008, the FASB issued FSP No. 157-1, “Application of FASB Statement No. 157 to FASB Statement No. 13 and other Pronouncements that Address Fair Value Measurements for Purposes of Lease Classification or Measurement under Statement 13,” or FSP 157-1, and No. 157-2, “Effective Date of FASB Statement No. 157,” or FSP 157-2, which respectively, remove leasing transactions from the scope of SFAS 157 and defer its effective date for one year relative to certain nonfinancial assets and liabilities. As a result, the application of the definition of fair value and related disclosures of SFAS 157 (as impacted by these two FSP’s) was effective for SAAC beginning January 1, 2008 on a prospective basis with respect to fair value measurements of (a) nonfinancial assets and liabilities that are recognized or disclosed at fair value in SAAC’s financial statements on a recurring basis (at least annually) and (b) all financial assets and liabilities. This adoption did not have a material impact on SAAC’s results of operations or financial condition. The remaining aspects of SFAS 157 for which the effective date was deferred under FSP 157-2 are currently being evaluated by the company. Areas impacted by the deferral relate to nonfinancial assets and liabilities that are measured at fair value, but are recognized or disclosed at fair value on a nonrecurring basis. This deferral applies to such items as nonfinancial assets and liabilities initially measured at fair value in a business combination (but not measured at fair value in subsequent periods) or nonfinancial long-lived asset groups measured at fair value for an impairment assessment. The effects of these remaining aspects of SFAS 157 are to be applied to fair value measurements prospectively beginning January 1, 2009. SAAC does not expect them to have a material impact on SAAC’s results of operations or financial condition. In October 2008, the FASB issued FSP No. 157-3, “Determining the Fair Value of a Financial Asset When the Market for That Asset is Not Active,” or FSP 157-3. FSP 157-3 clarifies the application of SFAS 157, which SAAC adopted as of

January 1, 2008, in cases where a market is not active. SAAC has considered FSP 157-3 in its determination of estimated fair values as of December 31, 2008, and the impact was not material.

In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities — an Amendment of FASB Statement No. 133,” or SFAS 161, as amended and interpreted, which requires enhanced disclosures about an entity’s derivative and hedging activities and thereby improves the transparency of financial reporting. Disclosing the fair values of derivative instruments and their gains and losses in a tabular format provides a more complete picture of the location in an entity’s financial statements of both the derivative positions existing at period end and the effect of using derivatives during the reporting period. Entities are required to provide enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for under Statement 133 and its related interpretations, and (c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance, and cash flows. SFAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Early adoption is permitted, but not expected. Management is evaluating the potential effect this guidance may have on SAAC’s financial condition and results of operations.

In May 2008, the FASB issued SFAS No. 162, “The Hierarchy of Generally Accepted Accounting Principles,” or SFAS 162. The statement is intended to improve financial reporting by identifying a consistent hierarchy for selecting accounting principles to be used in preparing financial statements that are prepared in conformance with generally accepted accounting principles. Unlike Statement on Auditing Standards No. 69, “The Meaning of Present Fairly in Conformity With GAAP,” SAS 69, SFAS 162 is directed to the entity rather than the auditor. The statement is effective 60 days following the SEC’s approval of the Public Company Accounting Oversight Board (PCAOB) amendments to AU Section 411, “The Meaning of Present Fairly in Conformity with GAAP,” and is not expected to have any impact on SAAC’s results of operations, financial condition or liquidity.

In June 2008, FASB issued FSP Emerging Issues Task Force No. 03-6-1, “Determining Whether Instruments Granted in Share-Based Payment Transactions Are Participating Securities,” or EITF 03-6-1. Under the FSP, unvested share-based payment awards that contain rights to receive nonforfeitable dividends (whether paid or unpaid) are participating securities, and should be included in the two- class method of computing EPS. The FSP is effective for fiscal years beginning after December 15, 2008, and interim periods within those years, and is not expected to have a significant impact on SAAC’s results of operations, financial condition or liquidity.

Management of SAAC does not believe that any other recently issued accounting standards would have a material effect on future financial statements.

MANAGEMENT OF SAAC

Name	Age	Position
C. Thomas McMillen	57	Chairman of the Board, Co-Chief Executive Officer
Harvey L. Weiss	66	Co-Chief Executive Officer, Director
Asa Hutchinson	58	Director
Philip A. McNeill	50	Director
S. Kent Rockwell	51	Director
Mark A. Frantz	41	Special Advisor
Brian C. Griffin	55	Special Advisor
James Maurer	49	Chief Financial Officer and Secretary

C. Thomas McMillen has served as SAAC’s Chairman and Co-Chief Executive Officer since inception and has over 20 years of experience in government, finance and mergers and acquisitions. From December 2004 until January 2007, he served as the Chairman and, from February 2007 until August 2008, he served as the Vice Chairman, of Fortress America Acquisition Corporation (now Fortress International Group, Inc.; NASDAQ: FIGI). Mr. McMillen has also served, since August 2005, as the President, Chief Executive Officer and Chairman of the board of directors of Homeland Security Capital Corporation (OTC: HOMS), a consolidator of homeland security companies that provides capital and management advice for developing companies. In 2003, Mr. McMillen co-founded Global Secure Corp., a homeland security company providing integrated products and services for critical incident responders, and served as its Chief Executive Officer from March 2003 until February 2004. From February 2004 until February 2005, Mr. McMillen served as a consultant to Global Secure Corp. In addition, from October 2004 to July 2005, he served as a Chairman of the board of directors of Global Defense Corporation, a development stage company focused on acquiring companies in critical infrastructure security. From December 2002 to February 2004, Mr. McMillen served as Vice Chairman and Director of Sky Capital Enterprises, Inc., a venture firm, and until February 2005 served as a consultant. From March 2003 to February 2004, Mr. McMillen served as Chairman of Sky Capital Holdings, Ltd, Sky Capital Enterprises’ London stock exchange-listed brokerage affiliate. In addition, Mr. McMillen is a founder and has been Chief Executive Officer and Chairman of Washington Capital Advisors, LLC, a merchant bank, since 2003. He also served as Chairman of TPF Capital, Washington Capital Advisors, LLC’s predecessor company, from June 2001 through December 2002. Mr. McMillen has also been an independent consultant throughout his career. From November 1994 through February 1999, Mr. McMillen served as the Founder, Chief Executive Officer and Director of Complete Wellness Centers, Inc. (OTC: CMWCO), a medical multi-disciplinary clinic management company. Mr. McMillen was appointed by President Clinton to Co-Chair the President’s Council on Physical Fitness and Sports from 1993 to 1997. From 1987 through 1993, he served three consecutive terms in the United States House of Representatives from the 4th Congressional District of Maryland. Prior to that, Mr. McMillen played 11 years in the National Basketball Association. Mr. McMillen serves on the Board of Regents of the University of Maryland System. Mr. McMillen received a Bachelor of Science in chemistry from the University of Maryland and a Bachelor of Arts and a Master of Arts from Oxford University as a Rhodes Scholar.

Harvey L. Weiss has served as SAAC’s Co-Chief Executive Officer and a member of SAAC’s board of directors since inception and has over 35 years of experience in the information technology and security marketplace. From December 2004 until January 2007, he served as the President, Chief Executive Officer and a director of Fortress America Acquisition Corporation (now Fortress International Group, Inc.; NASDAQ: FIGI), where he currently serves as Vice Chairman. Mr. Weiss has also served as a Director of Vision Technologies, Inc. since September 2006. From June 2002 to December 2004, Mr. Weiss served as the Chief Executive Officer and President of System Detection, Inc., a software security company and is presently serving as a consultant. From January 2002 to June 2002, Mr. Weiss served as Chief Executive Officer of W Consulting LLC. From January 2001 to December 2002, he served as President of Engineering Systems Solutions, Inc., a security and biometrics integration firm. From June 1999 to December 2000, Mr. Weiss was the Chief Executive Officer and President of Global Integrity Corporation, a subsidiary of Science Applications International Corporation, which specializes in information security, and served as a Director until the company was sold in 2002. From October 1998 to May 1999, Mr. Weiss served as Vice President, Government and North America of Network Associates, Inc., now doing business as McAfee Inc. (NYSE: MFE).

From January 1996 to October 1998, until sold to Network Associates, Inc., Mr. Weiss was President of the Commercial Division, Secretary, and Director of Trusted Information Systems, Inc., a Nasdaq-listed security network company. Prior to that time, from 1994 to 1996, Mr. Weiss served as President of Public Sector Worldwide Division for Unisys Corporation (NYSE: UIS). From 1991 to 1993, Mr. Weiss was the Vice President of Sales and the President and Chief Operating Officer of Thinking Machines Corporation, a massively parallel processing company (the computing architecture used by the “supercomputer” product developed by Thinking Machine Corporation). Prior to that time, he served in various senior capacities in Digital Equipment Corporation. Mr. Weiss serves on the Board of Forterra Systems, Inc., a simulation company (one of Forterra’s products that creates interactive, virtual simulated environments), on the Board of Vision Technologies Inc. a company that designs and builds optical and infrared cameras for harsh environments and is a trustee of Capitol College. Mr. Weiss received a Bachelor of Science in Mathematics from the University of Pittsburgh. is a member of the Brookings Institution Council, and is a trustee of Capitol College.

Asa Hutchinson has been a member of SAAC’s board of directors since inception. Mr. Hutchinson was one of the original leaders of the Department of Homeland Security, serving as Undersecretary for Border and Transportation Security for the first two years of the Department’s history, from January 2003 to March 2005. As one of the nation’s top-ranking homeland security officials after Secretary Tom Ridge, he was responsible for more than 110,000 federal employees housed in such agencies as the Transportation Security Administration, Customs and Border Protection, Immigration and Customs Enforcement, and the Federal Law Enforcement Training Center. In addition to managing the overall security of United States borders and transportation systems, he set immigration enforcement policies and developed and implemented visa security measures. Mr. Hutchinson served three terms in the United States House of Representatives from the 3rd Congressional District of Arkansas, from January 1997 to August 2001, and as Administrator of the Drug Enforcement Administration, from August 2001 to January 2003. Since leaving government, he has served as a partner in Venable LLP in Washington DC and now is a Senior Partner in the AH Law Group PLC of Rogers, Arkansas. He also serves as CEO of Hutchinson Group LLC, a homeland security and business consulting group. Mr. Hutchinson currently serves as a director of Fortress International Group. Inc. Mr. Hutchinson received a Bachelor of Science in accounting from Bob Jones University and a Juris Doctor from the University of Arkansas School of Law.

Philip A. McNeill has been a member of SAAC’s board of directors since inception. Since July 2002, Mr. McNeill has been a manager of and investor in the SPP Mezzanine group of companies, most recently as Managing Director and the Chief Investment Officer (since November 2003) of SPP Mezzanine Partners II, LLC (and its predecessor, SPP Management Company, L.L.C.), the management company of each of SPP Mezzanine Funding, LP, SPP Mezzanine Funding II, LP and SPP Mezzanine Funding IIA, LP. Prior to working with the SPP Mezzanine group of companies, Mr. McNeill served as Managing Director of Allied Capital Corporation (NYSE: ALD), where he was co-head of its Private Finance and Mezzanine activities and a member of its Investment Committee. Mr. McNeill joined Allied Capital directly from M&T Capital, the Small Business Investment Company investment division of M&T Bank (OTC: MTB), where he was a Vice President of M&T Capital/M&T Bank and an investment professional from August 1988 to August 1993. Mr. McNeill serves on the board of directors of Homeland Security Capital Corporation (OTC: HOMS) (since December 2005), on the Whitman Advisory Council of the Martin J. Whitman School of Management at Syracuse University (since April 2005) and on the emeritus board of advisors of the Network for Teaching Entrepreneurship for the Greater Washington Region (since December 1999), where he volunteers to mentor young entrepreneur students in inner-city schools. Mr. McNeill received a Bachelor of Science in Business Administration, with concentrations in accounting, finance, and law & public policy, from Syracuse University and a Masters in Business Administration from Harvard Business School.

S. Kent Rockwell has been a member of SAAC’s board of directors since inception. Mr. Rockwell is Vice President, Corporate Development, of Argon ST, Inc. (NASDAQ: STST), and has been a director of that company since 1987. From 2000 until the merger of SenSyTech and Argon Engineering Associates, Inc. in the Fall of 2004, Mr. Rockwell was the Chief Executive Officer, Chief Financial Officer and Chairman of SenSyTech. From January 1998 to June 2000, Mr. Rockwell held the role of Vice Chairman and Chief Executive Officer of ST Research, the private company that became SenSyTech following its merger with Daedalus Enterprises, Inc. in 1998. From November 1986 to June 1997, Mr. Rockwell served as Chairman of the Board,

Chief Executive Officer, and President of Astrotech International Corporation. Mr. Rockwell has also served as Chairman of Rockwell Forest Products, Inc. since 1983, Chairman of Appalachian Timber Services, Inc. since 1988, and Chairman and Chief Executive Officer of Rockwell Venture Capital, Inc. since 1988. Mr. Rockwell previously served on the board of Rockwell International, Inc. from 1973 to 1983. Mr. Rockwell earned a Bachelor of Arts in economics from Lafayette College and attended the Wharton School of the University of Pennsylvania.

Special Advisors

Mark A. Frantz has been a Special Advisor to SAAC’s board of directors since inception, and is the Founder of BlueDelta Capital Partners and a Venture Partner at RedShift Ventures. Mr. Frantz has been a General Partner at RedShift Ventures since July 2006, where he is focused on software and media investments and currently serves on the board of directors at portfolio companies Intelliworks, Telarix and TerraGo Technologies. Mr. Frantz also serves on the board of directors at ODIN Technologies and the Northern Virginia Technology Council (NVTC). Mr. Frantz has also been an investor/advisor to New Media Strategies (acquired by Meredith Corp., NYSE: MDP), Sourcefire (NASDAQ: FIRE) and Luna Innovations (NASDAQ: LUNA). From March to July 2006, Mr. Frantz was the Managing General Partner of In-Q-Tel, the strategic venture capital affiliate of the U.S. Intelligence Community. From January 2001 to March 2006, Mr. Frantz was with Carlyle Venture Partners, where he worked with Blackboard (NASDAQ: BBBB), Imagitas (acquired by Pitney Bowes, NYSE: PBI), ISR Solutions (acquired by Stanley Works, NYSE: SWK), and Secure Elements (acquired by Fortinet). Mr. Frantz joined Carlyle from Redleaf and prior to Redleaf, he was the Associate to the Senior Chairman of investment bank Alex. Brown (now Deutsche Bank Alex. Brown, NYSE: DB). He also served as the Associate Director in his last position at The White House Office of Intergovernmental Affairs under President George H. W. Bush from December 1990 to January 1993 and as the economic and technology policy advisor to Pennsylvania Governor Tom Ridge from January 1995 to 1997. He holds a Bachelor of Arts degree from Allegheny College and Juris Doctor and Master of Business Administration degrees from the University of Pittsburgh.

Brian C. Griffin has been a Special Advisor to SAAC’s board of directors since inception. Dr. Griffin has served since January 2006 as Chairman of the Board of Clean Energy Systems, Inc. and has served as a member of the board of directors of Homeland Security Capital Corporation (OTC: HOMS) since May 2007. Dr. Griffin served two terms as Oklahoma’s Secretary of Environment from April 1997 to January 2003. During that time, he chaired and was a member of several committees sponsored by the U.S. Environmental Protection Agency, the U.S. Department of Energy and the Southern States Energy Board. He was also a member of the Biomass & Bio-Energy Research and Development Federal Advisory Committee, which was sponsored by the U.S. Environmental Protection Agency and the U.S. Department of Agriculture. Dr. Griffin also served as a member of the Coal & Advanced Power Systems Committee sponsored by the U.S. Department of Energy and the Southern States Energy Board from January 1999 to January 2003. In addition, he served as the National Chairman of the Interstate Technology and Regulatory Council from March 2001 to October 2003. In April 2003, President George W. Bush appointed him to serve as the Federal Representative to the Southern States Energy Board, a position he still holds. Dr. Griffin received a Bachelor of Arts degree from Harvard University and was selected as a Rhodes Scholar. As a Rhodes Scholar, he attended Oxford University where he received his Master of Jurisprudence degree. He also earned a Juris Doctor degree from University of Oklahoma College of Law and a Master of Laws degree from Southern Methodist University.

Executive Officer

James Maurer has served as SAAC’s Chief Financial Officer and Secretary since inception and has over 18 years of diversified finance and strategic planning experience. Since November 2007, Mr. Maurer also has served as the Chief Financial Officer of Lasco Enterprises, L.L.C., an owner and operator of restaurants based in Houston, Texas. From January 2006 to February 2007, Mr. Maurer served as the Secretary of Homeland Security Capital Corporation (OTC: HOMS). From July 2005 to March 2007, he also served as a consultant to Fortress America Acquisition Corporation (now Fortress International Group, Inc., NASDAQ: FIGI). From December 2002 to April 2005, Mr. Maurer served as an advisor and consultant to the chief executive officer of BBC America, a United States-based cable television channel owned by the British Broadcasting Corporation. Previous to such time, Mr. Maurer served as the Chief Financial Officer of Inforum Communications (OTC: IFMC), a consolidator of Internet service providers, from December 1998 to February 2001. Prior to that he held a variety of finance and business development positions with businesses in the wireless telecommunications industry. Mr. Maurer received his Bachelor of Arts in economics from Harvard University and his Master of Science in management from the MIT Sloan School of Management.

Executive Officer and Director Compensation

None of SAAC’s executive officers has received any cash compensation for services rendered, and no compensation of any kind, including finder’s and consulting fees, will be paid to any of our initial stockholders, officers, directors, special advisors or any of their respective affiliates. Nor will any of SAAC’s initial stockholders, officers, directors, special advisors or any of their respective affiliates receive any cash compensation for services rendered prior to or in connection with a business combination. However, all of these individuals will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. There is no limit on the amount of these out-of-pocket expenses and there will be no review of the reasonableness of the expenses by anyone other than our board of directors, which includes persons who may seek reimbursement, or a court of competent jurisdiction if such reimbursement is challenged. Because none of our directors may be deemed “independent” for such purposes, we will generally not have the benefit of independent directors examining the propriety of expenses incurred on our behalf and subject to reimbursement. See “Management of SAAC and its Subsidiaries Following the Acquisition — Director Compensation.”

Commencing on the effective date of SAAC’s initial public offering, SAAC began paying Homeland Security Capital Corporation a fee of up to $7,500 per month for providing SAAC with office space and certain office and administrative services. This arrangement was agreed to by Homeland Security Capital Corporation, an affiliate of Mr. McMillen, solely for SAAC’s benefit and is not intended to provide Mr. McMillen compensation in lieu of a salary. As of September 4, 2009, we have accrued approximately $82,500 in fees owed to Homeland Security Capital Corporation.

Compensation Discussion and Analysis

A compensation discussion and analysis is not included as members of SAAC’s management team have not received any cash or other compensation for services rendered to SAAC since SAAC’s inception.

BUSINESS OF ULTIMATE ESCAPES

Ultimate Escapes operates a growing family of luxury destination club offerings, including Elite ClubTM, Signature ClubTM and Premiere ClubTM, with over 1,200 affluent club members, as well as an experienced management team and growing market share. Ultimate Escapes provides club members and their families with flexible access to a growing portfolio of multi-million dollar club residences, exclusive member services and resort amenities. Ultimate Escapes believes that it offers its members access to more club destinations than any other luxury destination club in the world, with over 130 luxury club residences in 45 global destinations available today in the United States, Mexico, Central America, Hawaii, the Caribbean and Europe. Elite Club properties average approximately $3 million in value, Signature Club properties average approximately $2 million in value and Premiere Club properties average approximately $1 million in value. As of June 30, 2009, Ultimate Escapes had 471 Elite Club members, 560 Signature Club members and 202 Premiere Club members. The majority of the properties are owned by Ultimate Escapes, and the others are leased on either a long or short term basis. All of Ultimate Escapes’ owned properties are subject to one or more mortgages. Of the 29 properties leased by Ultimate Escapes as of June 30, 2009, eight were subject to long-term leases and 21 were subject to short-term leases (including two short-term leases in which affiliates of Ultimate Escapes are the lessor).

Ultimate Escapes combines web-based, energy efficient “smart home” technology and high-tech security systems with the privacy and intimacy of multi-million dollar residences in a wide variety of resort destinations, integrated with “white glove” member concierge services and club amenities. Ultimate Escapes’ management believes that it offers a unique and compelling value proposition that is a cost effective vacation alternative for a large, affluent target market that Spectrem Group estimates at year end 2008 included approximately 6.7 million “millionaires” in the United States with assets of at least $1 million and approximately 840,000 “pentamillionaires” in the United States with assets of at least $5 million. For the consumer market, a membership in Ultimate Escapes offers a more flexible, energy efficient and cost effective vacation alternative as compared to the high costs, inefficiencies and hassles of second home ownership, the expense, uncertainties and time-consuming effort to rent luxury villas in the United States and international markets or the high costs and typical small rooms of luxury hotels. For the corporate market, Ultimate Escapes’ corporate membership plans target the growing multi-billion dollar corporate reward and incentive market, and offer corporations an affordable, flexible corporate reward and incentive program for top performing employees, senior executives, board members, key advisors, existing customers and new prospects.

In addition to providing club members with flexible access to a growing portfolio of over 130 luxury club residences in 45 global destinations, Ultimate Escapes provides its members with preferred access to over 140 four and five-star hotel properties and resorts affiliated with The Ultimate CollectionTM, offering club members access to hundreds of beach, mountain, golf, metropolitan and leisure club properties in world-class resorts and destinations throughout the world. With multiple club offerings and various membership levels in each club, Ultimate Escapes believes that it has the widest market appeal in the destination club industry.

Members join Ultimate Escapes by paying a one-time, membership fee (similar to a golf club membership) currently ranging from $70,000 to $450,000, depending on the club level and membership usage plan. Members also pay annual dues currently ranging from $8,000 to $49,000 per year, again based on the corresponding club level and membership usage plan. In addition to annual dues, additional revenues are derived from upgrades, additional use fees and reciprocity fees from third party operations. If a member resigns from the club, his or her membership is redeemed on a three-in, one-out basis, which means that three new members must join the club before a current member who desires to resign from the club will have his or her membership redeemed. Such redeemed member typically receives 80% of the membership resale proceeds with Ultimate Escapes retaining a 20% transfer fee. This redemption mechanism is common in private country clubs and has also been adopted by most destination clubs.

Ultimate Escapes also offers an Ultimate DiscoveryTM “trial membership” whereby qualified club prospects or member referrals can purchase a seven-day “mini-vacation package” for an average of $3,500 and experience the club as an authorized guest at one of Ultimate Escapes’ club properties within six months of purchasing an Ultimate Discovery trial membership. If the trial member purchases an Ultimate Escapes membership within 30 days of completing the Ultimate Discovery vacation experience, then 100% of the fee paid for the Ultimate Discovery trial membership is applied toward the purchase of the membership.

In 2008, Ultimate Escapes launched the Ultimate Reciprocity ProgramTM, an affiliate membership reciprocity program targeting a growing market estimated by Ragatz Associates to consist of approximately 50,000 fractional and private residence club owners at hundreds of private residence clubs and luxury fractional ownership resorts in the United States, Mexico, Central America, the Caribbean and Europe. The Ultimate Reciprocity Program offers participating luxury resorts the opportunity to offer their shared-use owners an affiliate membership that provides annual reciprocity access to Ultimate Escapes’ global club properties, affiliate member services and club amenities; this program provides owners at participating luxury resorts with reciprocal access to over 130 Ultimate Escapes club properties in the continental United States, Hawaii, Mexico, Central America, the Caribbean and Europe. Participating resort developers sign multi-year reciprocity agreements with Ultimate Escapes and pay an upfront affiliate resort developer fee of $50,000 to $100,000, depending on resort size. In addition, participating resorts pay a one-time affiliate member fee of $3,000 for each shared-use owner that participates at each affiliated resort, which fee includes the affiliate member’s first year annual dues. Affiliate members also pay Ultimate Escapes a $250 transaction fee for each reciprocity transaction executed within the Ultimate Escapes reservation system, and each affiliate member continues to pay its affiliate member annual dues beginning in the second year of its affiliate member reciprocity agreement with Ultimate Escapes.

Participating developers and shared-use owners contribute up to two weeks per year of participating shared-use ownership inventory into Ultimate Escapes’ proprietary web-based reservation system, providing over 1,200 members of Ultimate Escapes with additional benefits, including expanded access to new destinations and affiliated resorts generally at no additional cost. The Ultimate Reciprocity Program also provides participating luxury resort developers with custom-designed websites developed and hosted by Ultimate Escapes that offer affiliate resort developers and their members online information about Ultimate Escapes destinations, club properties, affiliate member services and on-line availability, leveraging Ultimate Escapes’ advanced web-based technology platform.

Participating resorts have access to a variety of Ultimate Escapes reciprocity services designed to help improve developer real estate sales performance, owner retention and owner referrals. Additionally, Ultimate Escapes offers participating resorts an opportunity to differentiate their shared ownership offerings from other non-affiliated resorts, helping to increase participating resort developer’s sales and maintain higher price points. To participating resort developers, bundling the Ultimate Reciprocity Program with luxury shared ownership real estate creates a unique “hybrid” offering that greatly expands the number of luxury resort destinations and club properties that affiliate members can now book reservations and travel to at more than 130 Ultimate Escapes club properties in 45 global destinations.

Resorts that participate in the Ultimate Reciprocity Program receive increased market exposure from a base of over 1,200 affluent Ultimate Escapes members and their family and friends, some of whom also explore purchasing additional vacation real estate while traveling to club destinations. In addition, participating resorts benefit from reciprocal reservations booked by Ultimate Escapes members and their guests, who on average spend between $5,000 and $10,000 per vacation on food, drinks, golf, spa, entertainment and shopping when traveling to various club properties and affiliated properties.

The destination club industry has gone through dramatic changes and a period of rapid consolidation over the last few years, which has led to fewer, larger destination clubs that have achieved operating efficiencies as a result of scaleable, sustainable business models, experienced management teams, strong capital bases, financial transparency and affordable access to high quality member services in the wide variety of global destinations.

Ultimate Escapes believes that the two largest clubs in the industry, as measured by numbers of members, are Exclusive Resorts and Ultimate Escapes, with a combined 82% global market share in the destination club industry, as noted in the chart below.

Ultimate Escapes was structured to be more affordable than other luxury consumer vacation travel options and business incentive travel options, including second home ownership, while simultaneously offering equal or superior benefits (especially for anyone requiring flexible access to private homes with multiple bedrooms for friends and family). For individual members, Ultimate Escapes eliminates the burdens of owning one or multiple second homes and the uncertainties and expense of renting different homes or villas in multiple United States and international markets. For corporations, Ultimate Escapes offers a more affordable, flexible corporate reward and incentive program for top performers, key advisors, key employees and important customers and prospects.

Ultimate Escapes operates a proprietary occupancy model that provides members with flexible access and reasonable availability, principally by maintaining a low 6-to-1 equivalent member-to-property ratio and purposely under-utilizing each club property, targeting annual club occupancy of 70% or less. Club occupancy was 57% for all club properties during 2008, and is projected to be approximately 60% for all club properties during 2009. Ultimate Escapes charges a one-time membership fee to join the club that it believes is generally lower than the typical down payment for a single second home property, and charges annual dues that are generally a fraction of the cost of owning and operating a single $1 – 3 million second home.

Ultimate Escapes has focused on the creation of a unique and valuable portfolio of luxury properties in some of the world’s premier resort and urban destinations. These luxury properties target the affluent family vacationer. Ultimate Escapes believes that this segment is particularly well-positioned for future growth.

Ultimate Escapes differentiates itself from its competitors with the widest offerings in the destination club industry, with multiple clubs each offering five tiers of membership plans. The breadth of this offering provides Ultimate Escapes members with multiple upgrade paths, both in terms of use rights and club levels. Ultimate Escapes membership provides club members with internal reciprocity use within all club properties, which in some cases requires a nightly reciprocity fee for members in Premiere Club or Signature Club to reserve residences in more expensive Ultimate Escapes clubs (for example, Premiere Club members reserving Elite Club residences through internal reciprocity). The flexibility allows members to grow and change with the club, while providing incremental revenues streams to Ultimate Escapes.

James M. Tousignant, the founder of Ultimate Resort and the President and Chief Executive Officer of Ultimate Escapes, Richard Keith, the founder of Private Escapes and the Chairman of Ultimate Escapes, along with the Ultimate Escapes management team, have worked together for many years and have over 100 years of collective experience building and managing public and private companies.

History

Ultimate Escapes was founded in 2004 as Ultimate Resort, LLC, by James M. Tousignant to address what he perceived was an emerging and underserved segment of the luxury shared-use market — the high-end “luxury destination club.” Mr. Tousignant has over 20 years of management experience, including with entrepreneurial ventures and public companies.

Since its inception in 2004, Ultimate Resort rapidly grew to become one of the largest players in the destination club industry. Recognizing that achieving “critical mass”, which Ultimate Escapes views as having at least 1,000 club members, is a key component to operating a successful destination club business model, Ultimate Resort aggressively pursued a two-tiered growth strategy of organic growth combined with strategic transactions to reach critical mass quickly.

In May 2007, Ultimate Resort, LLC changed its name to Ultimate Resort Holdings, LLC and purchased certain real estate assets for approximately $105 million in federal bankruptcy court as a result of the 2006 bankruptcy of Tanner & Haley. To finance the acquisition of the real estate assets, Ultimate Resort obtained secured debt financing from CapitalSource Finance, a NYSE-listed specialty lender. In addition, Ultimate Resort separately signed new membership agreements with 645 previous Tanner & Haley members who elected to become new members of Ultimate Resort. In February 2008, Ultimate Resort purchased certain real estate assets for $12 million from Ventures Equity Vacation Club. In addition, Ultimate Resort separately signed new membership agreements with 19 previous members of Ventures Equity Vacation Club who elected to become new members of Ultimate Resort.

In May 2008, Ultimate Resort signed a cooperative marketing agreement and a definitive contribution agreement to acquire certain assets and assume certain liabilities from Private Escapes Holdings, LLC, including acquiring 49 new club properties with recent appraised values of approximately $50 million. The 49 Private Escapes properties being acquired by Ultimate Resort are located in 28 beach, mountain, golf and metropolitan destinations throughout the continental United States, Hawaii, Mexico, Central America, the Caribbean and Europe. Also in May 2008, Ultimate Resort began operating its business under the “Ultimate Escapes” brand name. Ultimate Escapes closed the acquisition of Private Escapes Holdings, LLC on September 15, 2009. Private Escapes was founded by Richard Keith in 2003 and became a market leader at the one million dollar home entry level category and, over several years of operations, became the industry’s third largest destination club as measured by number of members, according to HalogenGuides.

Ultimate Escapes incurred net losses of $4.1 million, $37.4 million and $39.7 million during the six months ended June 30, 2009 and the years ended December 31, 2008 and 2007, respectively. Ultimate Escapes has also experienced a decrease in new membership sales and existing member upgrades during the last six months of 2008 and the first six months of 2009. These circumstances raise substantial doubt about its ability to continue as a going concern. Additionally, Ultimate Escapes’ auditors, Kingery & Crouse P.A., have included a going-concern explanatory paragraph in their opinions on Ultimate Resort’s and Private Escapes’ financial statements for the years ended December 31, 2008 and 2007.

Industry Overview

Luxury destination clubs first started to appear in the market in 1999 and since then have become the second largest segment of the $1.5 billion luxury shared-use vacation market in 2008, according to Ragatz Associates. The luxury shared-use vacation market includes destination clubs, traditional fractional interests and private residence clubs. Destination clubs differ from traditional fractional interests and private residence clubs in a number of ways. The destination club and fractional industry business models are fundamentally based on the purchase of either a deeded real estate interest (timeshare/fractional) or some form of member use right to access a collection of various club properties and destinations (destination club). Within the fractional and destination club umbrella, there are a variety of approaches, classified into the following three categories:

•	Traditional Timeshare Interval Week Ownership — The consumer purchases a deeded real estate interest to a specific week at a specific resort. This specific week purchased may then be exchanged through internal and/or external exchange systems (RCI or Interval), either for a different interval week from another owner or, in some cases, for an exchange credit. The traditional timeshare product structure has been successful with low-to-medium income consumers, but has not been a preferred choice by high-income, affluent consumers looking for a luxury vacation experience, and, in Ultimate Escapes’ view, is not a competitive offering for affluent consumers, as compared to new luxury vacation lifestyle products like destination clubs being introduced to the market. Timeshare units are generally smaller (1 – 2 bedroom, 1,200 square feet), with modest furnishings and finishes and are generally thought to be over-priced, hard to resell by owners and less flexible from the consumer’s point of view.
•	Fractional Ownership/Private Residence Clubs — Similar to the traditional timeshare interval week system, the fractional or private residence club owner typically purchases a higher quality fractional unit that generally provides a larger deeded fractional interest, typically a one-sixth, one-tenth or one-twelfth deeded ownership interest in a particular fractional unit. Originally started in and around seasonal ski areas, this product’s pricing and use structure is generally based on seasonal usage patterns and owner use is typically planned nine to twelve months in advance.
•	Destination Club Membership — Destination clubs generally offer non-equity, right-to-use memberships that are structured more like membership in a private country club. Destination clubs sell membership interests that enable a member to use the club’s homes, amenities and member services for a specified amount of time, typically two to six weeks per year. They also provide their members with access to fully furnished, luxury one to six bedroom residences in any of the club’s portfolio of residences. In addition, destination clubs typically provides many of the amenities of a luxury five-star hotel, including personal concierge services and access to private beaches, spas, golf courses, ski resorts and yacht clubs. Destination Clubs have grow to $349 million in annual revenue in 2008, according to Ragatz Associates, appealing to affluent club members who have exclusive use of a growing portfolio of beautiful club homes, easy and flexible access, reasonable long-term value and a superior level of member services and resort amenities.

Market Drivers and Industry Outlook

While there are significant differences between destination club offerings and timeshare offerings, Ultimate Escapes believes that the continued growth of luxury destination clubs will parallel the dramatic growth of timeshare sales over the last 20 years.

Low-end timeshare offerings and high-end destination club offerings (as well as fractional interests and private residence clubs), both generally appeal to growing consumer demand for cost effective, flexible “shared-use” vacation travel alternatives. The vast majority of timeshare owners participate in vacation exchange networks like RCI LLC (a subsidiary of Wyndham Worldwide Corp.) and Interval Leisure Group, Inc., that allow timeshare owners the opportunity to exchange their timeshare weeks in their “home” resort for exchange use in other affiliated timeshare resorts, creating an expanded range of vacation experiences for timeshare owners. Wherever they vacation, timeshare owners know that they can “leave the keys” and go home after one to two weeks of vacation without the hassles and expenses of owning a one or two bedroom vacation condo and having to fund the annual operating costs and maintain the vacation property all year round. Destination club members generally join a club to avoid the costs and hassles of luxury second home ownership, as well as enjoy the flexibility to be able to travel to various club properties in a growing number of desirable luxury resort destinations, bundled with full concierge services and member services every year they remain a club member.

According to Northcourse, Inc., a leisure real estate consulting firm, 75% of income qualified households in the United States have not yet purchased any type of second vacation home. Northshore suggests the reason for this behavior may be directly related to the costs of second homes and the fact that second home owners typically use second homes only three to four weeks per year. Destination club members, unlike second home owners, do not experience the large upfront costs, annual costs and ownership hassles associated with owning one or multiple second homes.

Destination club memberships and timeshares units are generally purchased by the same age demographic — the “baby boomer” generation. According to recent member surveys, over 70% of Ultimate Escapes’ club members are between the ages of 45 – 64. According to ARDA (American Resort Developers Association), baby boomers born between 1946 – 1964 make up 55.2% of all timeshare owners; individuals born between 1925 – 1945 account for an additional 22.9% of timeshare ownership. According to ARDA, the average age of timeshare owners today is 52 years old.

The real difference between the typical destination club member and the typical timeshare owner is in their level of income and financial net worth. According to ARDA, the average annual income of timeshare owners is less than $100,000 and the average net worth of timeshare owners is also less than $100,000. In Ultimate Escapes’ recent member survey, the club’s members responded that over 50% have annual incomes ranging from $250,000 to $5 million per year and more than 50% of club members have a net worth greater than $5 million.

According to the Joint Center for Housing Studies at Harvard University, or JCHS, in 2004, there were about 11 million households in the top tenth percentile of incomes-incomes of greater than $129,000 per year. Of this group, only 37% owned vacation or investment residential property (second homes, timeshares, one-to-four family rental properties, and other types of residential properties). The age groups with the largest share in owning other residential property were 16.3% of families with household head age of between 45 – 54 years old, 19.5% of families with household head age of between 55 – 64 years old, and 19.9% of families with household head age of between 65 – 74 years old.

The affluent population is increasing in both annual income and net worth, driving demand for high-end, luxury vacation alternatives. According to JCHS, in their 1995 and 2004 Survey of Consumer Finances, net worth increased for all groups but increased at a much faster rate for households in the top quartile of the population. Wealth also notably jumped for households with heads of households in the 50 – 59 age groups and 60 – 69 age groups.

At the very high end of the affluent population, Spectrem Group, a consulting and market research firm specializing in affluent and retirement markets, estimates that there are approximately 8.3 million “millionaires” (high net worth individuals with investable assets between $1 and $5 million, excluding housing) and roughly 930,000 “pentamillionaires” (very high net worth individuals with investable assets from $5 to $30 million, excluding housing).

The increasing wealth of “baby boomers,” coupled with the desirability of shared-use vacation alternatives, bodes well for continued destination club growth over many years, particularly given the low 1% market penetration of qualified buyers of luxury share-use vacation offerings, according to Ragatz Associates. If destination clubs are able to achieve the same market penetration in their target market over the next 10 – 20 years as timeshare operators have achieved over the last 20 years, the destination club industry could potentially grow from approximately 5,000 club members today to over 400,000 club members in 10 – 20 years (assuming a 5% market penetration of Sprectrem Group’s estimated 8.3 million “millionaires” and over 930,000 “pentamillionaires” in the US), without even considering the large potential corporate membership market (there are millions of private and public companies globally).

Timeshares currently comprise the largest segment of the overall shared ownership vacation market, with annual sales in 2008 of $9.7 billion, according to ARDA. According to ARDA, there were over 1,629 timeshare resorts operating in 2008, with seven million timeshare intervals owned and 99% of timeshare owners participating in either the RCI or Interval timeshare exchange program. As shown below, timeshare growth since its inception has been dramatic, and timeshare sales represents a significant portion of annual profits at public resort and hospitality companies including Marriott International, Inc., Wyndham Worldwide Corporation, Starwood Hotels & Resorts Worldwide, Inc., Hyatt Hotels Corporation, The Walt Disney Company and Hilton Hotels Corporation.

TIMESHARE ANNUAL SALES 1975-2008

Source: American Resort Developers Association (ARDA)

Since its inception, growth in the high-end shared-use luxury vacation market (fractional, private residence clubs and destination clubs) has been equally dramatic. As noted below, the luxury shared-use market, consisting of luxury destination clubs, private residence clubs and fractional offerings, has grown at a compounded annual growth rate (CAGR) of 32.5% from 2000 – 2008 (see graph below), as compared to the timeshare market during the same 2000 – 2008 period, which grew at a slower compounded annual growth rate (CAGR) of 11.1% (see graph above). Sales in both the timeshare and luxury shared-use markets declined substantially from 2007 to 2008 as a result of the global recession, and Ultimate Escapes’ management believes that this trend has continued into 2009.

PRC, DESTINATION CLUB & LUXURY
FRACTIONAL SALES 1999-2008

Source: Ragatz Associates

Ultimate Escapes’ management believes that the emerging luxury destination club market is still in its infancy and has many years of continued growth potential when the global economy improves, as major resort and hospitality brands like Ritz Carlton Destination Clubs and other luxury brands and new market entrants continue to enter the luxury marketplace. Ultimate Escapes’ management believes that barriers to entry in the destination club market are increasing and further consolidation is likely, forcing smaller destination club players to focus on niche markets, sell to larger clubs or go out of business. Established hospitality and resort brands will likely enter the growing luxury destination club market in greater numbers, as most recently demonstrated by the 2009 launch of the Ritz Carlton Destination Club. In addition, new destination clubs will continue to form in Europe and Asia, as well as existing clubs expanding their presence internationally to address greater affluence and future high growth markets in Europe and Asia.

Business Strengths

Ultimate Escapes’ management believes that its primary business strengths include:

Best Value; Broadest Product Offerings.  Ultimate Escapes has created what it believes is the best value and broadest family of offerings of any destination club in the industry, with three distinct club offerings, each with five different membership plans based on the number of annual included days, advanced reservations and holiday advanced reservations per year. This broad offering, for example, allows “entry level” members to join Ultimate Escapes’ most affordable club, the Premiere Club, and have access to a growing collection of two to four bedroom homes averaging $1 million in value for as little as $70,000 upfront and $8,000 per year in annual dues for 14 days of annual vacation experience. This flexible structure allows members to select a plan that meets their needs and potentially upgrade later to better plans or more expensive club offerings that provide more days of annual access or use of more expensive homes, all which provide Ultimate Escapes with incremental future revenue opportunities from a growing base of affluent members.

Member Loyalty.  Members earn Ultimate RewardTM points that can be redeemed for additional days of use at club properties or can also be redeemed for an extensive list of luxury items and club services such as wine, ski tickets, golf, spa treatments or chef services. Ultimate Escapes’ management believes that this program increases member loyalty and generates a high level of member referrals.

Use of Energy Efficient, “Smart House” Technology.  HVAC, computer, electrical, lighting, audio, security and landscaping systems remotely monitored in real-time provide enhanced and personalized member experiences and focus on integrating “green,” energy efficient technology to manage member entertainment, home security, energy costs and property management. Ultimate Escapes plans to roll-out “smart home” technology in phases during 2010 and 2011, including a member “smart card” technology beginning in 2010 that will provide club members with personalized experiences incorporating whole house audio, whole house video, preferred lighting settings, preferred temperature settings, electronic display of member’s personal photos, music playlists and high definition art that can be uploaded to the home’s PC server and digital entertainment center via the internet. Pictures of friends and family and art will populate high definition displays and LCD picture frames located throughout the club’s property.

Growth Strategy

Ultimate Escapes’ management expects to achieve significant EBITDA and revenue growth over the next several years. Key elements of Ultimate Escapes’ future growth strategy include:

•	Expand Organic Sales by:
•	Increasing brand awareness and marketing spend to generate new membership sales
•	Increasing member referrals through member events held in major metropolitan markets
•	Increasing sales staff in major cities throughout North America and internationally
•	Expanding corporate membership sales programs
•	Encouraging member upgrades with regular incentive programs
•	Pursue Additional Acquisitions: Less expensive to buy existing clubs and properties than build, due to historically low member acquisition costs and real estate costs.
•	Global Expansion in:
•	Europe
•	Asia
•	Introduce New Club Offerings through:
•	Equity club offering
•	Points-based membership plans

•	Marketing Partnerships/Joint Ventures with Hospitality REITS
•	“Private Label” Offerings with Resort and Hospitality Brands

Club Membership Plans and Benefits

Ultimate Escapes offers multiple club membership plans that provide members between 14 and 60 days of use annually at a unique collection of club and affiliate destinations located around the world. Ultimate Escapes destination properties are located in or near markets with global tourist and business appeal that offer members a world class vacation experience. By combining the best elements of multi-million dollar single family residences with world class amenities and concierge service, management believes it has created the best and most cost-effective option to luxury second-home ownership available in the market today.

Premiere ClubTM

Premiere Club membership plans range from the Bronze plan, with an initial membership fee of $70,000 and $8,000 in annual dues for 14 days of annual vacation use, up to the Platinum Plus plan, with an initial membership fee of $150,000 and $17,000 in annual dues for 60 days of annual vacation use. All Ultimate Escapes membership plans include extended family use for maximum value and flexibility, as members may grant access to their unaccompanied family members (age 21 and over) for any amount of their given annual use. Each home in the Premiere Club portfolio is designed to accommodate families with children of all ages. Premiere Club properties have an average value of $1 million and the club allows members to upgrade their membership plans as their vacation needs evolve every year.

Signature ClubTM

Signature Club membership plans range from the Bronze plan, with an initial membership fee of $145,000 and $11,500 in annual dues for 14 days of annual vacation use, up to the Platinum Plus membership plan, with an initial membership fee of $300,000 and $35,500 in annual dues for 60 days of annual vacation use. All Ultimate Escapes membership plans included extended family use for maximum value and flexibility, as members may grant access to their unaccompanied family members (age 21 and over) for any amount of their given annual use. Each home in the Signature Club portfolio is designed to accommodate families with children of all ages. Signature Club properties are generally larger than homes in the Premiere Club and have an average value of $2 million and the club allows members to upgrade their membership plans as their vacation needs evolve every year.

Elite ClubTM

Elite Club membership plans range from the Bronze plan, with an initial membership fee of $200,000 and annual dues of $16,000 for 14 days of annual vacation use, up to the Platinum Plus plan, with an initial membership fee of $450,000 and $49,000 in annual dues for 60 days of annual vacation use. All Ultimate Escapes membership plans included extended family use for maximum value and flexibility, as members may grant access to their unaccompanied family members (age 21 and over) for any amount of their given annual use. Each home in the Elite Club portfolio is designed to accommodate families with children of all ages. Elite Club properties are generally larger than homes in the Premiere Club and Signature Club and are of the highest standards, with average home values of $3 million and the club allows members to upgrade their membership plans as their vacation needs evolve every year.

Members of any club and membership plan can add a “corporate option” to their membership for an additional 10% of their membership and annual dues. This allows the member to designate any key executives, employees, customers and business prospects (21 and over) to use the club unattended by the primary member. The corporate use option has proven to be a tremendous tool for employee rewards and retention programs.

The Ultimate CollectionTM

The Ultimate Collection provides club members with access to over 140 luxury four and five-star hotels in many of the world’s most desirable cities and resorts throughout the United States, Europe, Asia, the Middle East, Central America and South America, Africa and Australia. Club members can make reservations at any of the beautiful luxury hotels in exciting cities and resorts, using up to seven of the membership “included days” each year, as if a member was using club properties.

Ultimate Rewards ProgramTM

The destination club industry’s first membership rewards points program. The Ultimate Rewards Program reward members who recommend a friend, family member or business colleague for membership that subsequently joins Ultimate Escapes. Members can redeem reward points for extra club days, annual dues, private yacht and jet charters, private chef services, trips to special events and much more.

Smart Home Technology

Ultimate Escapes has invested millions of dollars in developing a proprietary web-based technology platform and is committed to using “smart home” technology to improve its ability to manage club properties, reduce energy and water consumption and provide club members with a safer and more comfortable experience and home environment.

Owned Properties

The following table sets forth, as of September 15, 2009, for each parcel of real property owned by Ultimate Escapes, the most recent appraised value of the property, the amount owed by Ultimate Escapes under any mortgage securing the property, and Ultimate Escapes’ equity in the property.

Destination	Home Name	Appraised Value	First Mortgage	Second Mortgage	Net Equity
Abaco, Bahamas	Abaco Club #42	$2,375,000	$1,689,253	$203,484	$482,263
Abaco, Bahamas	Abaco Club #43	$2,375,000	$1,689,253	$203,484	$482,263
Abaco, Bahamas	Abaco Club #5	$1,615,000	$1,148,692	$138,369	$327,939
Abaco, Bahamas	Abaco Club #6	$1,615,000	$1,148,692	$138,369	$327,939
Abaco, Bahamas	Abaco Club #8	$2,200,000	$584,034	$880,000	$735,966
Beaver Creek	Beaver Creek Lodge	$3,550,000	$2,524,989	$304,154	$720,856
Beaver Creek	The Charter	$875,000	$350,235	$149,188	$375,577
Belize	Belizean Dreams	$700,000	$265,000	—	$435,000
Big Island, HI	Maluhia	$430,000	$305,844	—	$124,156
Big Island, HI	Wailana	$440,000	$312,956	—	$127,044
Breckenridge, CO	Snowflake at Blue Sky	$1,825,000	$1,241,018	$494,038	$89,944
Candlewood	Candlewood Lake	$1,200,000	$853,517	$102,813	$243,670
Chicago	Lincoln Park	$715,000	$508,554	—	$206,446
Chicago	Millennium Park	$1,250,000	$889,081	—	$360,919
Copper Mountain	Super Bee	$1,600,000	$1,138,023	—	$461,977
Deer Valley	Silver Lake #2	$3,182,500	$2,263,599	$272,668	$646,233
Deer Valley	Silver Lake #6	$3,684,000	$2,620,298	$315,635	$748,066
Delray Beach	Ocean View	$5,000,000	$3,556,323	$428,387	$1,015,291
Dominican Republic	Villa Maria	$850,000	$307,335	—	$542,665
Dominican Republic	Villa Kary	$1,425,000	$551,251	—	$873,749
Fox Acres	Fox Acres	$317,000	$225,471	—	$91,529

Destination	Home Name	Appraised Value	First Mortgage	Second Mortgage	Net Equity
Indian Rocks Beach	Beach House	$2,500,000	$1,778,161	$214,193	$507,645
Jackson Hole	Teton Mountain Lodge	$1,000,000	$711,265	—	$288,735
Jackson Hole	Snake River Lodge #231/232	$1,235,000	$878,412	$105,811	$250,777
Jackson Hole	Snake River Lodge #339/340	$1,300,000	$924,644	$111,381	$263,976
Key West	Island House	$2,400,000	$1,707,035	$205,626	$487,340
Kiawah	Windhaven	$3,800,000	$2,702,805	$325,574	$771,621
Kiawah	Night Heron	$600,000	$426,759	—	$173,241
Kiawah	Broomsedge	$950,000	$675,701	—	$274,299
La Costa	La Costa Resort #12	$725,000	$515,667	—	$209,333
La Costa	La Costa Resort #7	$1,440,000	$1,024,221	—	$415,779
La Quinta	Montana	$500,000	$355,632	—	$144,368
La Quinta	Laguna	$490,000	$348,520	—	$141,480
La Quinta	PGA West	$900,000	$640,138	—	$259,862
Lake George	Sagamore	$630,000	$448,097	—	$181,903
Lake Las Vegas	Tramonto	$600,000	$426,759	$51,406	$121,835
Lake Las Vegas	Viera	$299,900	$442,059	—	($142,159)
Lake Tahoe	Squaw Valley #209	$470,000	$334,294	$40,268	$95,437
Lake Tahoe	Squaw Valley #309	$470,000	$334,294	$40,268	$95,437
Lake Tahoe	Third Creek	$829,000	$589,638	—	$239,362
Lake Tahoe	Caddie Court	$1,740,000	$1,237,600	$149,079	$353,321
Los Cabos	Casa Eternidad	$4,607,500	$3,277,151	$394,758	$935,590
Los Cabos	Villa Paraiso	$4,750,000	$3,378,506	$406,967	$964,526
Los Cabos	Esperanza 1501	$2,289,500	$1,628,440	$196,158	$464,902
Los Cabos	Esperanza 1502	$2,256,250	$1,604,791	$193,309	$458,150
Los Cabos	Esperanza 1503	$2,327,500	$1,655,468	$199,414	$472,618
Los Cabos	Casa Oceano	$1,091,436	$776,300	—	$315,136
Los Cabos	Villa Rubi	$602,300	$428,395	—	$173,905
Los Cabos	Casa Paraiso	$1,730,598	$1,230,913	—	$499,685
Los Cabos	Casa Martha	$1,691,000	$1,202,748	$144,880	$343,371
Los Cabos	Villa del Sol	$1,558,000	$1,108,150	$133,485	$316,365
Los Cabos	Casa Tortuga	$1,567,500	$1,114,907	$134,299	$318,294
Los Cabos	Esperanza 1601	$2,251,500	$1,601,412	$192,902	$457,185
Los Cabos	Esperanza 1602	$2,280,000	$1,621,683	$195,344	$462,973
Los Cabos	Esperanza 1603	$2,280,000	$1,621,683	$195,344	$462,973
Maui	Wailea #208	$3,700,000	$2,631,679	$317,006	$751,315
Miami Beach	Trump Miami	$500,000	$402,484	$149,188	($51,672)
Miami Beach	Acqualina	$1,375,000	$977,989	$117,806	$279,205
Naples	Monteverde	$670,000	$476,547	$57,404	$136,049
Naples	Strada Bella	$775,000	$551,230	$66,400	$157,370
Nevis	Villa 2	$1,900,000	$1,351,403	$162,787	$385,811
Nevis	Villa 3	$1,900,000	$1,351,403	$162,787	$385,811
Nevis	Villa 4	$1,900,000	$1,351,403	$162,787	$385,811
Nevis	Villa 6	$1,900,000	$1,351,403	$162,787	$385,811
Nevis	Villa 7	$1,900,000	$1,351,403	$162,787	$385,811
Nevis	Villa Paradiso #1 (slab)	$199,500	$141,897	$17,093	$40,510
Nevis	Villa Paradiso #10 (30% complete)	$570,000	$405,421	$48,836	$115,743
Nevis	Villa Paradiso 5 Beachfront Lots	$142,500	$101,355	$12,209	$28,936
Nevis	Villa 8	$1,900,000	$1,351,403	$162,787	$385,811
Nevis	Villa 9	$1,900,000	$1,351,403	$162,787	$385,811
New York City	Trump #300/301	$3,000,000	$2,133,794	$257,032	$609,174

Destination	Home Name	Appraised Value	First Mortgage	Second Mortgage	Net Equity
New York City	Trump #302/303	$1,725,000	$1,226,931	$147,793	$350,275
New York City	Trump #310	$2,250,000	$1,600,345	$192,774	$456,881
New York City	1600 Broadway #PH5D	$3,150,000	$1,793,702	$375,281	$981,017
New York City	Link #29C	$910,000	$647,251	—	$262,749
New York City	Trump #318	$1,050,000	$746,828	—	$303,172
New York City	1600 Broadway #18F	$1,075,000	$764,609	—	$310,391
New York City	Trump #308	$1,135,000	$807,285	—	$327,715
New York City	Link #31B	$1,900,000	$1,310,384	—	$589,616
New York City	Trump #1222	$1,065,000	$757,497	$91,246	$216,257
New York City	Trump #1622	$1,075,000	$764,609	$92,103	$218,288
Outer Banks	Osprey	$700,000	$497,885	—	$202,115
Outer Banks	Hunters Green	$900,000	$640,138	—	$259,862
Punta Mita	La Playa	$684,000	$486,505	—	$197,495
Reynolds Plantation	Carolyn's Pond	$680,000	$483,660	—	$196,340
Reynolds Plantation	Oconee Estate	$1,100,000	$1,160,000	—	($60,000)
Scottsdale	Happy Valley	$2,100,000	$1,493,655	$179,922	$426,422
Scottsdale	The Rocks	$900,000	$640,138	$77,110	$182,752
Scottsdale	Highpoint	$775,000	$551,230	$66,400	$157,370
Scottsdale	Preserve Way	$655,000	$465,878	$56,119	$133,003
St. Thomas	Lovenlund Estate	$1,900,000	$1,351,403	$162,787	$385,811
Steamboat Springs	Eagle Ridge Lodge	$590,000	$419,646	—	$170,354
Steamboat Springs	Snowflake	$1,018,000	$724,067	$87,220	$206,713
Steamboat Springs	Mountaineer	$997,500	$709,486	$85,463	$202,551
Stowe Vermont	Topnotch #512	$696,000	$495,040	—	$200,960
Sun Valley	MacKenzie Lane	$3,100,000	$2,204,920	$265,600	$629,480
Sun Valley	Plaza #2	$1,995,000	$1,418,973	$170,926	$405,101
Telluride	Country Club	$2,850,000	$2,027,104	$244,180	$578,716
Telluride	Sundance	$1,970,000	$1,401,191	—	$568,809
Telluride	Cabin #4	$1,600,000	$1,138,023	$137,084	$324,893
Telluride	Cabin #8	$2,009,250	$1,429,108	$172,147	$407,995
Turks & Caicos	English Cottage	$1,050,000	$342,166	—	$707,834
Turks & Caicos	Dundee Estate	$1,900,000	$1,351,403	—	$548,597
Tuscany	Villa Cassia	$800,000	$600,000	—	$200,000
Tuscany	Borgo di Vagli	$700,000	$0	—	$700,000
Tuscany	Rigo Salcio	$1,500,000	$1,300,000	—	$200,000
Watercolor	Seaside	$905,000	$494,072	—	$410,928
Watercolor	Seagrove	$1,650,000	$1,138,710	—	$511,290
TOTAL		$166,677,234	$115,591,725	$12,047,695	$39,037,814

Intellectual Property

Ultimate Escapes own the trademarks “Ultimate Escapes,” “Ultimate Resort,” “Private Escapes” and related trademarks. Such trademarks are material to Ultimate Escapes’ business. All of the material trademarks are registered (or have applications pending) with the United States Patent and Trademark Office as well as, in some cases, with the relevant authorities in certain foreign countries.

Ultimate Escapes also owns the following Internet domain names: ultimateescapes.com, whatisadestinationclub.com, whatsadestinationclub.com, private-escapes.com, ultimateescapes.info, ultimateescapes.net, ultimateescapes.org, ultimateescapes.tv, privateescapes.com and privateescapes.co.uk.

Seasonality

Ultimate Escapes’ business, like all organizations in the travel industry, is subject to seasonal activity. The chart below shows overall club occupancy by month for 2008 and this seasonality pattern is typical for historical years as well. High travel seasons are typically January through March for winter vacations and June through August for summer vacations. A key factor is the school calendar, for those members with children still living at home, which creates greater occupancy pressure during holiday periods. Seasonality also varies by type of destination. For example, club mountain properties are typically heavily occupied during the ski season, yet tend to remain vacant during the “shoulder seasons” (April through early June and September through December) resulting in an annualized occupancy of 40 – 45%. Conversely, club city destinations are typically not seasonal due to both business and pleasure trips, consistently generating month-over-month club occupancies in the 80 – 90% range.

2008 Seasonality

International Properties and Members Located Abroad

Ultimate Escapes operates a total of 43 properties located outside of the Unites States, as follows:

Bahamas	5
Belize	1
Costa Rica	2
Dominican Republic	2
England	1
France	1
Italy	3
Mexico	17
Nevis	7
St. Thomas, USVI	1
Tortola, BVI	1
Turks & Caicos	2
Total	43

In addition, Ultimate Escapes has 41 club members that reside outside the United States in the following countries:

Mexico	1
Canada	27
Denmark	1
Germany	1
UK	9
Bahamas	1
Bermuda	1
Total:	41

Regulation

Government Regulation

Our business is subject to and affected by international, federal, state and local laws, regulations and policies, which are subject to change. The descriptions of the laws, regulations and policies that follow are summaries of those which we believe to be most relevant to our business and do not purport to cover all of the laws, regulations and policies that affect our businesses. We believe that we are in material compliance with these laws, regulations and policies.

•	Marketing Operations. Our club products are marketed through a number of distribution channels, each of which is regulated at the federal and state level. Such regulations may limit our ability to solicit new customers or to market additional products or services to existing customers. For example, to comply with state and federal “do not call” regulations, we have adopted processes to routinely identify and remove phone numbers listed on the various “do not call” registries from our calling lists and have instituted procedures for preventing unsolicited or otherwise unauthorized telemarketing calls. We have similarly adopted email messaging practices, and utilize various software systems responsive to the requirements of various state and federal regulations which may place limitations on our ability to engage our consumers in electronic mail marketing campaigns, most notably, the CAN-SPAM Act, which imposes various requirements on the transmission of e-mail messages whose primary purpose is to advertise or promote a commercial product or service. Further we have placed an emphasis on permission-based marketing and referrals.
•	Privacy and Data Collection. The collection and use of personal data of our customers, as well as the sharing of our customer data with affiliates and third parties, are governed by privacy laws and regulations enacted in the United States and in other jurisdictions around the world. For instance, several states have introduced legislation or enacted laws and regulations that require compliance with standards for data collection and protection of privacy and, in some instances, provide for penalties for failure to notify customers when the security of a company’s electronic/computer systems designed to protect such standards are breached, even by third parties. Other states, such as California, have enacted legislation that requires enhanced disclosure on Internet web sites regarding consumer privacy and information sharing among affiliated entities or have such legislation pending. In addition, the European Union Directive on Data Protection requires that, unless the use of data is “necessary” for certain specified purposes, including, for example, the performance of a contract with the individual concerned, consent must be obtained to use the data (other than in accordance with our stipulated privacy policies) or to transfer it outside of the European Union. We believe that we are in material compliance with the laws and regulations applicable to privacy and data collection as such are relevant to our business.
•	Internet. A number of laws and regulations have been adopted to regulate the Internet, particularly in the areas of privacy and data collection. In addition, it is possible that existing laws may be interpreted to apply to the Internet in ways that the existing laws are not currently applied, particularly with respect to the imposition of state and local taxes on transactions through the Internet.

Regulatory and legal requirements are particularly subject to change with respect to the Internet. We cannot predict with certainty whether such new requirements will affect our practices or impact our ability to market our products and services online.
•	Seller of Travel Regulation. Our activities in the State of Florida are governed by the Florida Sellers of Travel Act, Chapter 559, Florida Statutes. We currently hold all necessary registrations under this statute, and believe that we are in material compliance with its provisions.
•	Regulations of Timeshare Plan and Similar Products. We are confident based upon various regulatory opinions and court decisions that our business is not currently subject to any various State regulations governing timeshare plans and similar products. Because of the lack of any regulation of the destination club industry, we cannot predict with certainty the likelihood of the imposition of new laws and regulation of the industry, or the likelihood that existing regulations of timeshare plans will be extended to include the destination club industry.

Legal Proceedings

Ultimate Escapes is not currently subject to any material legal proceedings. From time to time, however, Ultimate Escapes and/or its subsidiaries may become involved in litigation and other legal proceedings relating to claims arising from its operations in the normal course of business, including claims involving membership disputes.

ULTIMATE RESORT HOLDINGS’ MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion should be read in conjunction with the financial statements of Ultimate Resort Holdings, LLC and the notes thereto included elsewhere in this proxy statement. The following discussion includes certain forward-looking statements. For a discussion of important factors which could cause actual results to differ materially from the results referred to in the forward-looking statements, see the sections entitled, “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements.”

Overview

Ultimate Resort is a luxury destination club that sells club memberships offering members reservation rights to use our vacation properties, subject to the rules of the member’s Club Membership Agreement. Ultimate Resort’s properties are located in various resort locations throughout the world.

Ultimate Resort operates under an Operating Agreement dated April 30, 2007 between its two owners, Ultimate Resort, LLC and JDI Ultimate LLC that provides for one class of ownership. Prior to the Operating Agreement, Ultimate Resort’s operations were conducted by Ultimate Resort, LLC and those operations are included in Ultimate Resort’s consolidated financial statements for the period prior to the commencement of the Operating Agreement.

On September 15, 2009, Ultimate Resort and Private Escapes consummated the contribution by Private Escapes of certain of its assets, liabilities, properties and rights thereto to Ultimate Resort and, immediately after the closing of such transaction, Ultimate Resort contributed all of its assets, liabilities, properties and rights thereto to Ultimate Escapes, such that Ultimate Escapes, directly or indirectly, now owns and operates the Ultimate Resort and Private Escapes businesses.

Ultimate Escapes believes that its financial performance, including net income and Adjusted EBITDA, will improve in 2010 and 2011 as a result of the combination of the Ultimate Resort and Private Escapes businesses, the utilization of current excess capacity and the arrangements with various hotels and resorts coming into effect in 2010, as well as anticipated improvements in worldwide economic conditions generally.

Critical Accounting Policies

Ultimate Resort’s financial statements and the notes to its financial statements contain information that is pertinent to management’s discussion and analysis. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities. Management bases its estimates on historical experience and on various other assumptions that are believed to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. On a continual basis, management reviews its estimates utilizing currently available information, changes in facts and circumstances, historical experience and reasonable assumptions. After such reviews, and if deemed appropriate, those estimates are adjusted accordingly. Actual results may vary from these estimates and assumptions under different and/or future circumstances. Management considers an accounting estimate to be critical if:

•	it requires assumptions to be made that were uncertain at the time the estimate was made; and
•	changes in the estimate, or the use of different estimating methods that could have been selected, could have a material impact on Ultimate Resort’s results of operations or financial condition.

The following critical accounting policies have been identified that affect the more significant judgments and estimates used in the preparation of the financial statements. Ultimate Resort believes that the following are some of the more critical judgment areas in the application of its accounting policies that affect its financial condition and results of operations. The following critical accounting policies are not intended to be a comprehensive list of all of Ultimate Resort’s accounting policies or estimates.

Use of Estimates — The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires us to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements. The reported amounts of revenues and expenses during the reporting period may be affected by the estimates and assumptions we are required to make. Estimates that are critical to the accompanying consolidated financial statements arise from our belief that (1) we will be able to raise and/or generate sufficient cash to continue as a going concern (2) all long-lived assets are recoverable, and (3) our estimates of the expected lives of the memberships from which we derive our revenues and on which we base our revenue recognition are reasonable. Estimates and assumptions are reviewed periodically and the effects of revisions are reflected in the period that they are determined to be necessary. It is at least reasonably possible that our estimates could change in the near term with respect to these matters.

Revenue Recognition

Ultimate Resort derives its revenue from the club memberships we sell, which allow the members to use the club properties owned or leased by Ultimate Resort. Different levels of membership provide access to different properties and/or increased usage of the properties. Members pay a one-time membership fee (which includes a non-refundable initiation fee), together with annual dues. Members sometimes pay additional fees or charges related to their use of specific properties or club services. Members may upgrade their level of membership at any time by paying additional upgrade fees and annual dues. The terms of each membership is set out in a Club Membership Agreement.

Members who resign may receive a partial refund of their membership fee. Ultimate Resort provides assistance to members who resign by using commercially reasonable efforts to resell a resigned members’ membership, and upon such resale, the resigning member generally receives 80% of the proceeds of sale and Ultimate Resort retains the remainder. In the event Ultimate Resort is unable to resell a resigning members’ membership after an agreed period of time, Ultimate Resort has certain arrangements with such members to provide a partial refund of their membership fee (excluding the initiation fee), based on a sliding scale that declines to zero over a ten year period.

The non refundable initiation fee is amortized over the expected life of the membership, currently estimated as 10 years. The remaining portion of the membership fee, which is included in membership deposits-redemption assurance program in the consolidated balance sheets, is amortized over a 10 year period using the straight line method. Management believes that, based on their knowledge of the industry and our competitors, our own extrapolated experience, and practices in similar membership organizations, that period reasonably reflects the expected life of the memberships, and is consistent with any obligation we may have to provide a partial refund of the membership fee.

Annual membership dues are billed in advance. Payment of these annual dues permits the club member to continue to make reservations and use the club properties during their membership year and the annual dues are recognized in income on a straight-line basis over the 12 month period to which they relate. Revenue from ancillary charges and other services provided by Ultimate Resort to club members when using club properties is recognized at the time of sale.

Impairment of Long-Lived Assets

Ultimate Resort analyzes its long-lived assets in accordance with Statement of Financial Accounting Standards No. 144 “Accounting for the Impairment or Disposal of Long-Lived Assets” annually and when events and circumstances might indicate that the assets may not be recoverable. If the undiscounted net cash flows are less than the asset’s carrying amount, Ultimate Resort records an impairment based on the excess of the asset’s carrying value over fair value. Fair value is determined based on discounted cash flow models, quoted market values and third-party appraisals. Ultimate Resort evaluates its real estate assets on a combined basis, as future cash flows include membership sales and dues that are not identifiable to individual properties. Estimates of future cash flows are based on internal projections over the expected useful lives of the assets and include cash flows associated with future maintenance and replacement costs, but exclude cash flows associated with future capital expenditures that would increase the assets’ useful lives. Ultimate Resort management believes there is no impairment as of June 30, 2009.

Stock-based compensation

Ultimate Resort has a stock-based compensation plan which is described in its financial statements in “Note 11 – Equity Compensation” and which Ultimate Resort accounts for under Statement of Financial Accounting Standard (“SFAS”) No. 123, Share-Based Payment (“SFAS 123(R)”). SFAS 123(R) requires Ultimate Resort to recognize compensation expense in an amount equal to the grant-date fair value of the units. The estimated fair value of these units, as of the date of grant, is recorded as compensation cost over the vesting period.

Determining the fair value of the units issued requires making potentially complex and subjective judgments. Ultimate Resort’s approach to valuation of the units, which have been granted to employees at no cost to them, is to estimate their fair value based on the proceeds received for other equity units with broadly similar characteristics. There is inherent uncertainty in making these estimates. During 2008 and the 2009 period to date, Ultimate Resort estimated the fair value at $30,000 per unit. During 2008 and the first six months of 2009, there were 83 and 67 units, respectively, that vested. At June 30, 2009, there were a further 168 units that had not yet vested and on July 1, 2009, rights to a further 120 units were granted to employees. All of these 288 units will have vested prior to, or will vest immediately on, completion of the transaction with SAAC. Based on the estimated fair value of the units of $30,000, these 288 units have an aggregate fair value of $8,640,000. At the time of the transaction, it is expected that the SAAC common stock obtainable by the equity unit holders of Ultimate Resort will have an indicated value of approximately $43,877,000 (7,178,941 shares of SAAC common stock at $7.94 per share, multiplied by the equity unit holders’ proportionate ownership of Ultimate Escapes of 92% multiplied by their proportionate ownership of Ultimate Resort of 83.67%). Ultimate Resort is expected to have 1,430 equity units outstanding, including 465 Class C units. On a pro rata basis, each unit of Ultimate Resort would thus have an indicated value of $30,700 ($43,877,000/1,430), which approximates the fair value of $30,000 used in the Company’s calculation of compensation expense and fair value of the units.

Recent Accounting Pronouncements — The following pronouncements have been issued at or since the end of the period covered by this discussion:

Pronouncement	Issued	Title
SFAS 164	May 2009	Not-For-Profit Entities: Mergers and Acquisitions
SFAS 165	May 2009	Subsequent Events
SFAS 166	June 2009	Accounting for Transfers of Financial Assets
SFAS 167	June 2009	Amendments to FASB Interpretation No. 46(R)
SFAS 168	June 2009	The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles — a replacement of FASB Statement No. 162
FSP FAS 141(R)-1	April 2009	Accounting for Assets Acquired and Liabilities Assumed in a Business Combination That Arise from Contingencies
FSP FAS 157-4	April 2009	Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly
FSP FAS 107-1 and APB 28-1	April 2009	Interim Disclosures about Fair Value of Financial Instruments
FSP FAS 115-2 and FAS 124-2	April 2009	Recognition and Presentation of Other-Than-Temporary Impairments

Management does not anticipate that the new accounting pronouncements listed above will have a material impact on our consolidated financial statements.

Results of Operations

The following table sets forth historical consolidated income statement data (in thousands of dollars):

	Six Months Ended June 30,		% Change	Year Ended December 31,		% Change
	2009	2008		2008	2007
REVENUES
Membership – membership fees	$1,678	1,856	-9.6%	$3,650	1,473	147.8%
Membership – annual dues	7,992	7,436	7.5%	17,486	13,150	33.0%
Membership – upgrade fees	49	197	-75.1%	409	338	21.0%
Membership – assessment	5,390	—	—	—	—	—
Other revenue	1,647	632	160.6%	996	152	555.3%
REVENUES	16,756	10,121	65.6%	22,541	15,113	49.1%
OPERATING EXPENSES:
Property operating costs	5,099	4,401	15.9%	9,900	6,952	42.4%
Depreciation and amortization	2,056	2,159	-4.8%	4,479	2,819	58.9%
Lease costs	1,702	1,775	-4.1%	3,593	2,461	46.0%
Advertising	418	1,504	-72.2%	2,307	3,986	-42.1%
Salaries and contract labor	3,008	5,524	-45.5%	9,420	4,347	116.7%
General and administrative	1,356	3,327	-59.2%	6,181	10,915	-43.4%
Sales commissions	254	643	-60.5%	1,032	1,498	-31.1%
(Gain) loss on sale of property and equipment	126	(194)	-164.9%	(27)	(12)	125.0%
OPERATING EXPENSES	14,019	19,139	-26.8%	36,855	32,966	11.9%
INCOME (LOSS) BEFORE OTHER INCOME (EXPENSE)	2,737	(9,018)	-130.4%	(14,344)	(17,853)	-19.7%
OTHER INCOME (EXPENSE):
Interest expense	(4,590)	(4,635)	-1.0%	(9,156)	(7,408)	23.6%
Interest income	46	175	-73.7%	278	616	-54.9%
OTHER EXPENSE – Net	(4,544)	(4,460)	1.9%	(8,878)	(6,792)	30.7%
NET LOSS	$(1,807)	(13,478)	-86.6%	$(23,222)	(24,645)	-5.8%

Six Months Ended June 30, 2009 Compared with the Six Months Ended June 30, 2008

Revenues

Revenues of $16,756 increased by $6,635, or 65.6%, during the six months ended June 30, 2009, from $10,121 during the same period last year. The higher revenues during the six months ended June 30, 2009 reflects $5,390 additional income due to the assessment fee charged in 2009 (a one-time fee subject to approval by a majority of members if required in the future), $500 additional dues income for members added since June 30, 2008, and $600 for additional 2009 other revenue sources including retreat items billed to members, and the Capella Pedregal, Pond Bay and Isle de France reciprocity agreements.

Operating Expenses

Operating expenses were $14,019 during the six months ended June 30, 2009, representing a decrease of $5,120, or 26.8% from operating costs of $19,333 for the same period in 2008. Property operating costs increased $698 in 2009 from 2008 with $600 attributed to increases in member billable items offset in other revenue, and an increased Ultimate Collection (World Hotels) usage for the six months ended June 30, 2009 as compared to the same period in 2008. Depreciation and amortization decreased by $103 to $2,056 during the six months ended June 30, 2009, from $2,159 during the same period in 2008 reflecting the sale of properties in 2008 and 2009. Marketing costs decreased $1,086 during the six months ended June 30, 2009 from the same period in 2008 due to a revised marketing strategy to target leads and a joint marketing agreement between Ultimate Resort and Private Escapes that began in the second half of 2008. Salary and contract labor costs decreased $2,516 during the six months ended June 30, 2009 compared with the same period in 2008 due to staffing reductions and labor cost savings implemented in the second half of 2008 and a reduction of $1,069 in equity compensation. General & administrative costs decreased for the six months ended June 30, 2009 compared with the same period in 2008 by $1,971 due to $700 less in credit card and points program fees, $600 professional service legal and audit fee costs, $400 for insurance, and $400 travel & office costs as a result of staff reductions and cost savings programs implemented in second half of 2008. Sales commissions decreased $389 for the six months ended June 30, 2009 compared with the same period in 2008 due to lower sales volumes in 2009. For the six months ended June 30, 2009, the Company incurred losses on the sales of two properties, the Pinecone Lodge at Beaver Creek, CO and Topnotch #551 in Stowe, VT. For the six months ended June 30, 2008, Ultimate Resort had a gain on the sale of the Tortola Yacht and the Alpine Meadows property at Lake Tahoe, CA.

Income (Loss) Before Other Income (Expense)

Income (loss) before other income (expense) increased by $11,755, or 130.4%, to $2,737 during the six months ended June 30, 2009, from a loss of $(9,018) during the six months ended June 30, 2008.

Other Income (Expense)

Interest expense decreased slightly to $4,590 during the six months ended June 30, 2009, from $4,635 during the same period in 2008. Interest income decreased by $129 to $46 during the six months ended June 30, 2009 from $175 during the same period in 2008 due to lower interest bearing money market cash balances in 2009 than 2008.

Year Ended December 31, 2008 Compared with Year Ended December 31, 2007

Revenues

Revenues of $22,541 increased by $7,428, or 49.2%, during the year ended December 31, 2008, from $15,113 during 2007. $4,336 of the increase was the result of a larger membership base in 2008 from 2007 and offers to members to renew their dues early. The second largest increase in revenue from 2007 to 2008 was due to the additional new member and upgrade sales in 2007 and 2008 resulting in $2,248 of additional membership amortization. The balance of the increase in 2008 was from other revenue sources including retreat items billed to members, nightly fees, the Capella Pedregal reciprocity agreement, and American Express promotion programs.

Operating Expenses

Operating expenses were $36,885 during the year ended December 31, 2008, representing an increase of $3,919, or 11.9% from operating costs of $32,966 for 2007. Property operating costs increased by $2,948 in 2008, but on a monthly basis they decreased by 5% due to an average reduction of total properties of two, and lease property costs were $1,132 higher in 2008, but on a monthly basis they were down 3% due to the elimination of four leases. Depreciation and amortization increased by $1,660 to $4,479 during the year ended December 31, 2008, from $2,819 during 2007. Asset additions in 2007 including the purchase of 56 properties from Complete Retreats in May 2007 and asset additions in 2008, including the February 2008 BVG acquisition of six properties, increased depreciation in 2008 over 2007. Marketing expenses were $1,679 lower in 2008 due to a revised marketing strategy to target leads and the joint marketing agreement between Ultimate Resort and Private Escapes that began in the second half of 2008. Salaries and contract labor increased $5,073 in 2008 from 2007 with approximately $1,600 due to additional employees and salary and wage increases in 2008, and increased equity compensation of $1,384 in 2008 compared to 2007. Items contributing to cost reductions in 2008 compared to 2007 were general and administrative legal cost of $4,408 lower due the completion of the asset purchase in 2007 of fifty-six properties, the closure of the Westport, CT office in 2008 lowering cost by $321, and sales commissions in 2008 were $466 lower on lower membership sales and lower insurance costs of $707 in 2008. The company recorded increased gains on sale of certain property and equipment of $27 and $12 for the years ended December 31, 2008 and 2007, respectively.

Loss Before Other Income (Expense)

Loss before other income (expense) decreased by $3,509, or 19.7% to $(14,344) during the year ended December 31, 2008, from a loss of $(17,853) during 2007.

Other Income (Expense)

Interest expense increased by $1,748, to $9,156 during the year ended December 31, 2008, from $7,408 during 2007. Interest on the CapitalSource revolving loan increased in 2008 from 2007 by $2,421. Although the average interest rate declined in 2008 to 9% from 10% in 2007, the average loan amount increased in 2008 to $86,283 from $76,514 in 2007. Interest on the CapitalSource 16% term loan decreased $476 in 2008 from 2007 due to principal payments reducing the average borrowing from $8,100 to $2,355. In connection with the loan agreement, on April 30, 2007, the company issued to CapitalSource a warrant to purchase 43 Class C common equity units of Ultimate Resort, at an exercise price of $12 per unit. On May 23, 2008, the lender agreed to cancel the warrant in exchange for a $750 payment. Interest income decreased by $338 to $278 during the year ended December 31, 2008 from $616 during 2007 due to lower interest bearing money market cash balances in 2008 than 2007.

Liquidity and Capital Resources

Historically, Ultimate Resort’s primary sources of cash have been cash flows from equity capital, membership fees, annual dues, bank borrowings and term loans. Cash has been used for real estate purchase transactions, repayment of long term debt, purchases of equipment and working capital to support the Company’s growth.

Ultimate Resort’s cash and cash equivalents, consisting primarily of deposits with financial institutions and credit card holdbacks, but excluding $4,775 of restricted cash, was $3,145 at June 30, 2009, compared with $1,077 at December 31, 2008. The increase of $2,068 was largely attributable to the member assessment program initiated and implemented in the first five months of 2009. Cash and cash equivalents, excluding $5,765 of restricted cash, decreased $7,068 to $1,077 at December 31, 2008 from $8,145 at December 31, 2007.

Ultimate Resort anticipates being able to meet its projected internal growth and operating needs, including capital expenditures, and expects to meet the cash requirements of its contractual obligations for at least 12 months following the closing of the Acquisition. Planned capital expenditure projects include approximately $1,100 for the complete renovation of the five Trump Tower units in New York, and the routine ongoing maintenance requirements of all owned properties in the portfolio.

Credit Arrangements

Total debt outstanding at June 30, 2009 totaled $95,118 compared with total debt outstanding at December 31, 2008, which totaled $96,765. This debt is primarily the CapitalSource Revolving Loan, and the JDI Second Mortgage Loan.

The CapitalSource Loan and Security Agreement was entered into on April 30, 2007. The purpose of this loan was to purchase certain properties from Complete Retreats. On February 14, 2008, the loan agreement was amended to include the purchase of certain assets from BVG.

The CapitalSource revolving loan opened with an initial principal amount of $75,000 for the purchase of certain assets from Complete Retreats, but excluding properties in the Bahamas. In October 2007, an additional $5,737 was added to the principal total for the purchase of the Abaco properties in the Bahamas. With the amended CapitalSource Agreement on February 14, 2008, an additional principal amount of $10,871 was added for the purchase of certain assets from BVG. The loan had the principal paid down $2,300 in 2007, and $2,921 in 2008. This loan allows us to obtain additional loans as long as the total principal balance does not exceed 68.3% of the appraised value of the properties listed in the loan agreement. The interest rate is calculated at five points above the LIBOR rate with a minimum rate of 8.75%. No principal payments are due until maturity in 2011 with options for the Company for up to two 1 year extensions.

In July 2009, Ultimate Resort received a notice from CapitalSource alleging certain defaults and events of default under the loan agreement, and reserving CapitalSource's associated rights under the loan agreement. On September 15, 2009, in connection with the contribution of our assets to Ultimate Escapes, Ultimate Resort, together with Private Escapes, entered into a Consolidated Amended and Restated Loan and Security Agreement with CapitalSource. The new loan agreement replaces and supersedes Ultimate Resort’s April 30, 2007 loan agreement with CapitalSource. This new loan agreement cures the defaults and events of default under the previous loan agreement.

The new loan agreement with CapitalSource provides for borrowings up to the lesser of a defined maximum amount or a defined borrowing base amount. The maximum amount available is $110 million through December 31, 2009, $108 million from January 1, 2010 through June 30, 2010, $105 million from July 1, 2010 through December 31, 2010 and $100 million from January 1, 2011 to the maturity date of April 30, 2011. The borrowing base amount is a percentage of the appraised value of all owned property encumbered by a mortgage in favor of CapitalSource. Through March 31, 2010, that percentage is 75%, from April 1, 2010 through December 31, 2010 it is 70% and from January 1, 2011 it is 65%.

Interest under the loan agreement is calculated on the actual days elapsed and the basis of a 360 day year and is payable monthly at the three-month LIBOR (0.30% at September 15, 2009) plus 5% per annum. An exit fee of $1.65 million is due on maturity or earlier if the loan is terminated for any reason. The maturity date may be extended at Ultimate Escapes’ request for two additional one year periods, provided there is no default under the loan agreement and on payment of an extension fee of 0.25% of the then maximum loan amount of $100 million. Except for payments required on the sale of a mortgaged property, no principal payments are due until maturity on April 30, 2011, except required cash payments of $2 million on December 31, 2009, $3 million on June 30, 2010 and $5 million on December 31, 2010. If Ultimate Escapes exercises one or both of the extension options, cash payments are required of $5 million on each of June 30, 2011, December 31, 2011, June 30, 2012 and December 31, 2012. Ultimate Escapes may voluntarily prepay any part of the loan at any time but may terminate the loan agreement only by providing 30 days written notice and prepaying outstanding amounts in full.

Ultimate Escapes is required to meet certain covenants as defined in the New Loan Agreement, including:

•	Maintain either (1) a restricted cash balance of not less than six months debt service, or (2) a debt service coverage ratio of 1.25 to 1.00, based on the ratio of Adjusted EBITDA for the immediately preceding 12 calendar months, to debt service (excluding balloon maturities of indebtedness) on a consolidated basis for the immediately preceding 12 calendar months;
•	Maintain a leverage ratio between debt and consolidated tangible net worth of no more than 3.5:1;
•	Remain in compliance at all times with applicable requirements as to ratio of the number of properties to members or “equivalent members”, as set forth in the applicable club membership plans;
•	For the years ending December 31, 2009 and 2010, the consolidated net loss must not exceed $10,000,000 and $5,000,000, respectively, and for the year ending December 31, 2011 and each succeeding year, the consolidated net income must be not less than $1; and
•	The debt ratio (aggregate mortgage financing to the aggregate appraised value for all owned Property) on a consolidated basis must not exceed 80%.

In addition to various covenants, the CapitalSource loan agreement contains customary events of default that would permit CapitalSource to accelerate repayment of amounts outstanding, including failure to pay any amounts outstanding under the loan agreement when due, insolvency, judgment or liquidation, failure to pay other borrowed money in excess of $500,000, failure to comply with the terms and conditions of the loan agreement, suspension of the sale of club memberships, termination of any club or club membership plan, failure to pay (without CapitalSource’s consent) any amounts due to a resigning club member in accordance with the terms of his or her club membership agreement and a change in Ultimate Escapes’ management (as defined in the loan agreement).

The April 30, 2007 CapitalSource Loan Agreement also included a 16% fixed rate term loan of $10,000, to be repaid under a fixed principal and interest repayment schedule. The loan balance was $6,000 at December 31, 2007 and $378 at December 31, 2008. Once paid down, this loan cannot be re-borrowed. On January 12, 2009, this loan was paid off.

The JDI Second Mortgage Loan was established on April 30, 2007 at $10,000. This is a subordinate loan to the two CapitalSource loans above. This note has a ten year term with a convertible option and a flat interest rate of 5% due in quarterly payments.

Six Months Ended June 30, 2009 Compared to June 30, 2008

Operating Activities

Net cash provided by operating activities during the six months ended June 30, 2009 was $2,389, compared with net cash provided of $741 for the same period in 2008. This increase in cash provided by operating activities of $1,648 when comparing the two periods was benefited by an $11,671 decrease in net loss, from $(13,478) for the six months ended June 30, 2008 to $(1,807) for the six months ended June 30, 2009. Cash usage when comparing the two periods was impacted favorably by the change in membership dues related to the assessment, a one-time fee subject to approval by a majority of members if required in the future.

Investing Activities

Net cash of $1,336 was provided by investing activities during the six months ended June, 30, 2009 as there were no acquisitions of properties during this period, limited capital expenditures, and proceeds from the sale of two properties for $1,622. This compares to net cash used of $1,278 during the six months ended June 30, 2008.

Financing Activities

Net cash used in financing activities of $1,657 during the six months ended June 30, 2009 decreased by $3,499 compared with cash used in financing activities of $5,156 for the six months ended June 30, 2008. The CapitalSource fixed rate term loan was paid down $3,085 for the six months ended June 30, 2008 and $378 for the same period in 2009. The CapitalSource revolving loan was paid down $1,984 in the six months ended June 30, 2008, and $1,269 for the same period in 2009.

Comparison of 2008 and 2007

Operating Activities

Net cash provided by operating activities during 2008 was $1,273, compared with net cash provided by operations of $6,433 in 2007, accounting for a decrease in cash provided by operating activities of $5,160. The change was the result of several items, with the primary reason being the increase in membership and member deposits in 2007 of $36,034 compared with $12,221 in 2008, a decrease of $23,813 offset by significant changes in restricted cash.

Investing Activities

Net cash provided by investing activities increased by $6,929, to $1,041 during 2008, from ($5,887) during 2007. In 2008, purchases of property and equipment were $1,959, compared with $10,527 in 2007, resulting in a decrease in cash provided by investing activities of $8,568. During 2007, Ultimate Resort purchased club properties for approximately $105,000, financing $95,000 with long-term debt and $10,000 of cash. In 2008, Ultimate Resort purchased club properties for approximately $15,100, financing $10,871 with long-term debt and $2,700 of membership interests, and $1,529 of cash.

Financing Activities

Net cash used in financing activities increased by $9,406, to $9,383 during 2008, from $(23) during 2007. This increase was primarily due to the small amount of owner capital raised in 2008 compared with $11,846 raised in 2007, additional repayments of debt net of borrowings, and the $2,643 loan costs incurred in 2007 related to the CapitalSource Loan Agreement of April, 30, 2007.

Off-Balance Sheet Arrangements

We do not have any off-balance sheet arrangements.

MANAGEMENT OF SAAC AND ITS SUBSIDIARIES FOLLOWING THE ACQUISITION

Directors and Executive Officers of SAAC Following the Acquisition

At the effective time of the Acquisition and assuming the election of the individuals nominated pursuant to the Director Election Proposal listed, the board of directors and executive officers of SAAC will be as follows:

Name	Age	Position
James M. Tousignant	48	President, Chief Executive Officer and Class C Director
Richard Keith	54	Chairman and Class B Director
Philip Callaghan	56	Chief Financial Officer and Secretary
Steve Healy	27	Senior Vice President, Sales
Ed Powers	44	Senior Vice President, Operations
Gregg Amonette	56	Senior Vice President, Business Development
Thomas D’Ambrosio	52	Senior Vice President, Chief Technology Officer
C. Thomas McMillen	57	Class C Director
Mark A. Frantz	41	Class B Director
Steve Griessel	50	Class A Director

Information About the Executive Officers of SAAC following the Acquisition

James M. Tousignant has served as the Founder, President, Chief Executive Officer and Director of Ultimate Escapes since May 2004. Prior to founding Ultimate Escapes in May 2004, Mr. Tousignant was most recently managing director at Thomson Financial and Morgan Stanley (NYSE: MS), where he was responsible for global sales and business development. From April 1993 to September 2000, Mr. Tousignant was the co-founder and president of Multex.com (formerly NASDAQ: MLTX), a global provider of online financial information services, and was responsible for managing a rapidly growing global company with thousands of customers, 500 employees and revenues of $100 million worldwide. He was also active in raising more than $50 million in private venture capital at Multex, managing four acquisitions, and overseeing the company’s successful $40 million IPO in 1999. Mr. Tousignant started his first company, Mirror Images Software, Inc., as a senior at Rensselaer Polytechnic Institute (RPI). Mr. Tousignant attended RPI from 1978 to 1982, majoring in Management with a minor in Computer Science.

Richard Keith will become the chairman of Ultimate Escapes upon the closing of the Acquisition. In April 1990 Mr. Keith started AppleOne Employment Services of Colorado. In five years, Mr. Keith sold the company to Corestaff Services and co-founded a second start-up company, Center Partners, Inc., a call center business. In October 1999, Center Partners sold to the London-based WPP Group. In 2003 Mr. Keith founded Private Escapes Destination Clubs and created Private Escapes Premiere. In August 2004, Mr. Keith and his team launched Private Escapes Platinum, and Private Escapes Pinnacle followed in August 2006. Mr. Keith attended Bates College.

Philip Callaghan has served as Ultimate Escapes’ Chief Financial Officer since July 2004. From September 2002 to June 2004, Mr. Callaghan was Chief Financial Officer of the Global Sales Account Management team for the Thomson Corporation. He served as Chief Financial Officer of eNews. Com, a subsidiary of Barnes and Noble (NYSE: BKS) from January 2000 through June 2002. From December 1996 through September 1999 he served as Chief Financial Officer for Multex.com (formerly NASDAQ: MLTX) during which time the company went public. Mr. Callaghan has also served as Chief Financial Officer of Graff Pay Per View, a distributor of programming to the cable and satellite industries, as Managing Director of Media Computer Systems Limited, a software developer for the television industry, and as Finance Director for MTV Europe, the cable television programmer. Mr. Callaghan was admitted as a Fellow of the Institute of Chartered Accountants of England and Wales in 1982, received a Bachelor of Science from University College London in Pure Physics, and holds dual nationality in the USA and UK.

Ed Powers will become the Senior Vice President of Operations of Ultimate Escapes upon the closing of the Acquisition. Mr. Powers has 22 years experience in operations, management consulting, quality, sales and marketing. He co-founded Private Escapes Destination Clubs in October 2003 and served as EVP Operations prior to the company merger with Ultimate Resort. From April 2001 until June 2003, Mr. Powers served as

Vice President of Corporate Planning and Development for Center Partners, Inc., an outsourced contact center service provider part of the WPP Group (OTC: WPPGY). From November 1999 until April 2001, he co-founded and served as VP Operations for Sorcia, Inc., a firm providing strategic sourcing of marketing services for Fortune 1000 clients through internet tools and professional services. From June 1987 until November 1999, he served six years in field sales, four years in marketing, and two years as a quality manager for Hewlett-Packard Company (OTC: HPQ). Mr. Powers is a certified Six Sigma Black Belt, Examiner for the Malcolm Baldrige National Quality Award, and Examiner for Colorado Performance Excellence (CPEx). He is also an American Society for Quality (ASQ) Certified Quality Manager and an HP-certified Quality Maturity System reviewer. He received a Bachelor of Science in Electrical Engineering from the Illinois Institute of Technology.

Steve Healy has served as Senior Vice President of Sales for Ultimate Escapes since May 2007, and has more than 10 years of sales experience that spans both real estate and luxury Destination Club memberships. Mr. Healy joined Ultimate Escapes in January 2005 as Vice President of Sales and became their Senior Vice President of Sales in December 2007. Mr. Healy is responsible for driving new member growth through strategic marketing channels, member referrals and partners. From June 2001 to January 2005 Steve was one of Stirling Sotheby’s International Realty’s top sales and listing executives. Mr. Healy also helped found TeamJanice.com in February 2005 which supports the fight against brain cancer and ALS. Mr. Healy attended Sacred Heart University and the University of Central Florida.

Gregg Amonette has served as Senior Vice President of Business Development for Ultimate Escapes since July 2006, and has 25 years experience as a corporate officer, sales executive, and marketing executive. Mr. Amonette joined Ultimate Escapes in August 2006 as head of business development and is responsible for creating strategic partnerships with resort developers, hotel groups and marketing companies. From January 2004 to June 2006, Mr. Amonette served as Director of Marketing for SNL Financial, LC a provider of sector-based business information. From August 1996 to March 2003, Mr. Amonette held various executive roles at Multex, Inc. (formerly NASDAQ: MLTX) a leading distributor of sellside research and data to buyside institutions. Mr. Amonette served as Executive Vice President, Global Product Groups, and corporate officer of Multex until it was acquired by Reuters, PLC (now Thomson Reuters NYSE: TRI) in March 2003. From December 1994 to July 1996 he was Vice President and General Manager, North America of Micrognosis, the trading room technology division of CSK Corporation Japan. From December 1984 to December 1994 Mr. Amonette held various sales management positions at the Brokerage Services Division of Automatic Data Processing, Inc. (NYSE: ADP) including Vice President of Retail Sales. Mr. Amonette received a Bachelor of Arts from Washington & Lee University.

Thomas D’Ambrosio has served as Senior Vice President and Chief Technology Officer for Ultimate Escapes since October 2005. Mr. D’Ambrosio began his employment with Ultimate Escapes in October 2005. From January 2005 to October 2005 Mr. D’Ambrosio was working on developing a private business venture. From March 2003 through December 2004, Mr. D’Ambrosio served as the Chief Information Officer for Reuters Research, a division of Reuters PLC (now Thomson Reuters, NYSE: TRI) formed with the acquisition of Multex.com, Inc. From March 1992 to March 2003, Mr. D’Ambrosio served as Chief Information Officer and Chief Security Officer for Multex.com (formally NYSE: MLTX). From March 1989 to March 1992 Mr. D’Ambrosio served as Director of Advanced Systems Development for Automatic Data Processing (NYSE: ADP). Mr. D’Ambrosio received a Bachelor of Science in Business Information Systems and an Associate of Science degree in Computer Technology. Mr. D’Ambrosio is a veteran, having served as a member of the United States Air Force.

Information About the Director Nominees

Biographical information regarding James M. Tousignant and Richard Keith is set forth above.

C. Thomas McMillen has served as our Chairman and Co-Chief Executive Officer since SAAC’s inception and has over 20 years of experience in government, finance and Acquisitions and acquisitions. From December 2004 until January 2007, he served as the Chairman and, from February 2007 until August 2008, he served as the Vice Chairman, of Fortress America Acquisition Corporation (now Fortress International Group, Inc.; NASDAQ: FIGI). Mr. McMillen has also served, since August 2005, as the President, Chief Executive Officer and Chairman of the board of directors of Homeland Security Capital Corporation (OTC: HOMS), a consolidator of homeland security companies that provides capital and management advice for developing companies. In 2003, Mr. McMillen co-founded Global Secure Corp., a homeland security company providing integrated products and services for critical incident responders, and served as its Chief Executive Officer from March 2003 until February 2004. From February 2004 until February 2005, Mr. McMillen served as a consultant to Global Secure Corp. In addition, from October 2004 to July 2005, he served as a Chairman of the board of directors of Global Defense Corporation, a development stage company focused on acquiring companies in critical infrastructure security. From December 2002 to February 2004, Mr. McMillen served as Vice Chairman and Director of Sky Capital Enterprises, Inc., a venture firm, and until February 2005 served as a consultant. From March 2003 to February 2004, Mr. McMillen served as Chairman of Sky Capital Holdings, Ltd, Sky Capital Enterprises’ London stock exchange-listed brokerage affiliate. In addition, Mr. McMillen is a founder and has been Chief Executive Officer and Chairman of Washington Capital Advisors, LLC, a merchant bank, since 2003. He also served as Chairman of TPF Capital, Washington Capital Advisors, LLC’s predecessor company, from June 2001 through December 2002. Mr. McMillen has also been an independent consultant throughout his career. From November 1994 through February 1999, Mr. McMillen served as the Founder, Chief Executive Officer and Director of Complete Wellness Centers, Inc. (OTC: CMWCO), a medical multi-disciplinary clinic management company. Mr. McMillen was appointed by President Clinton to Co-Chair the President’s Council on Physical Fitness and Sports from 1993 to 1997. From 1987 through 1993, he served three consecutive terms in the United States House of Representatives from the 4th Congressional District of Maryland. Prior to that, Mr. McMillen played 11 years in the National Basketball Association. Mr. McMillen serves on the Board of Regents of the University of Maryland System. Mr. McMillen received a Bachelor of Science in chemistry from the University of Maryland and a Bachelor of Arts and a Master of Arts from Oxford University as a Rhodes Scholar.

Mark A. Frantz has been a Special Advisor to SAAC’s board of directors since inception, and is the founder of BlueDelta Capital Partners and a Venture Partner at RedShift Ventures. Mr. Frantz has been a General Partner at RedShift Ventures since July 2006, where he is focused on software and media investments and currently serves on the board of directors at portfolio companies Intelliworks, Telarix and TerraGo Technologies. Mr. Frantz also serves on the board of directors at ODIN Technologies and the Northern Virginia Technology Council (NVTC). Mr. Frantz has also been an investor/advisor to New Media Strategies (acquired by Meredith Corp., NYSE: MDP), Sourcefire (NASDAQ: FIRE) and Luna Innovations (NASDAQ: LUNA). From March to July 2006, Mr. Frantz was the Managing General Partner of In-Q-Tel, the strategic venture capital affiliate of the U.S. Intelligence Community. From January 2001 to March 2006, Mr. Frantz was with Carlyle Venture Partners, where he worked with Blackboard (NASDAQ: BBBB), Imagitas (acquired by Pitney Bowes, NYSE: PBI), ISR Solutions (acquired by Stanley Works, NYSE: SWK), and Secure Elements (acquired by Fortinet). Mr. Frantz joined Carlyle from Redleaf and prior to Redleaf, he was the Associate to the Senior Chairman of investment bank Alex. Brown (now Deutsche Bank Alex. Brown, NYSE: DB). He also served as the Associate Director in his last position at The White House Office of Intergovernmental Affairs under President George H. W. Bush from December 1990 to January 1993 and as the economic and technology policy advisor to Pennsylvania Governor Tom Ridge from January 1995 to 1997. He holds a Bachelor of Arts degree from Allegheny College and Juris Doctor and Master of Business Administration degrees from the University of Pittsburgh.

Steve Griessel has been the Chief Executive Officer of American Community Properties Trust (NYSEA: APO), a public REIT, since October 2008. Mr. Griessel previously served as the Managing Director of RCI Southern Africa for nine years, from 1997 to 1998, and was a founding shareholder and Chief Executive Officer of Tourvest, until recently a publicly traded multi-faceted tourism company in Southern Africa, from

1997 to 2001. Prior to his work for American Community Trust, Mr. Griessel was Executive Vice President for The Ginn Company, a developer of large scale residential resort properties throughout the United States and the Caribbean, from May 2004 to April 2007. Mr. Griessel received a Bachelors of Commerce and Master of Building Science from the University of Witwatersrand in Johannesburg, South Africa.

Independence of Directors

As a result of its securities being listed on the NYSE Amex, SAAC adheres to the rules of that exchange in determining whether a director is independent. Upon the consummation of the Acquisition, SAAC will seek to regain compliance with the minimum distribution requirements of the NYSE Amex Company Guide and apply to have its securities continue to be listed on the NYSE Amex. As a result, the board of directors of SAAC will consult with its counsel to ensure that the board’s determinations are consistent with those rules and all relevant securities and other laws and regulations regarding the independence of directors. The NYSE Amex requires that a majority of the board must be composed of “independent directors,” which is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship, which, in the opinion of the company’s board of directors would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Consistent with these considerations, the board of directors of SAAC has affirmatively determined that, upon the closing of the Acquisition, C. Thomas McMillen, Mark A. Frantz and Steve Griessel will be the independent directors of SAAC.

Audit Committee Information

Effective October 2007, SAAC established an audit committee of the board of directors, which consists of Philip A. McNeill (Chairman), S. Kent Rockwell and Asa Hutchinson, each of whom is an independent director under the NYSE Amex listing standards. The audit committee met four times during fiscal 2008. Upon the consummation of the Acquisition, the members of SAAC’s audit committee will be Messrs. McMillen, Frantz and Griessel with Mr. McMillen serving as chairman. Each is an independent director under the NYSE Amex listing standards. The audit committee’s duties, which are specified in SAAC’s Audit Committee Charter, include, but are not limited to:

•	reviewing and discussing with management and the independent auditor the annual audited financial statements, and recommending to the board whether the audited financial statements should be included in SAAC’s Annual Report;
•	discussing with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of SAAC’s financial statements;
•	monitoring the independence of the independent auditor;
•	verifying the rotation of the audit partners having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;
•	reviewing and approving all related-party transactions;
•	inquiring and discussing with management Ultimate Escapes’ compliance with applicable laws and regulations;
•	pre-approving all audit services and permitted non-audit services to be performed by SAAC’s independent auditor, including the fees and terms of the services to be performed;
•	appointing or replacing the independent auditor;
•	determining the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work; and
•	establishing procedures for the receipt, retention and treatment of complaints received by SAAC regarding accounting, internal accounting controls or reports which raise material issues regarding SAAC’s financial statements or accounting policies.

Financial Experts on Audit Committee

The audit committee will at all times be composed exclusively of “independent directors” who are “financially literate” as defined under the NYSE Amex listing standards. The NYSE Amex listing standards define “financially literate” as being able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement.

In addition, a listed company must certify to the NYSE Amex that the committee will have at least one member who has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background that results in the individual’s financial sophistication. The board of directors of SAAC has determined that Mr. Frantz satisfies the definition of financial sophistication and also qualifies as an “audit committee financial expert,” as defined under rules and regulations of the Securities and Exchange Commission.

Independent Auditors’ Fees

The firm of McGladrey & Pullen LLP (“M&P”) acts as SAAC’s independent registered public accounting firm. The following is a summary of fees paid or to be paid to M&P for services rendered.

As previously disclosed in a Current Report on Form 8-K filed on February 6, 2008, certain of the partners of Goldstein Golub Kessler LLP (“GGK”), became partners of M&P. As a result, GGK resigned as our auditors effective January 28, 2008, and M&P was appointed as our independent registered public accounting firm in connection with our annual financial statements for the fiscal years ended December 31, 2007 and 2008. This change in accountants was effected solely as a result of the transaction between certain of the partners of GGK and M&P.

The following is a summary of fees paid or to be paid to M&P for services rendered.

Description of Professional Services

Audit Fees.  We paid approximately $31,200 and $31,000, respectively, to M&P in connection with our December 31, 2008 and 2007 audits. The aggregate fees for professional services rendered by M&P in 2008 for our quarterly reviews were approximately $33,000.

The aggregate fees for professional services rendered by GGK in 2007 were approximately $53,000, including $47,500 relating to our initial public offering.

Audit-Related Fees.  Audit related fees are for assurance and related services including, among others, consultation concerning financial accounting and reporting standards. There were no aggregate fees billed for audit related services rendered by GGK or M&P.

Tax Fees.  We paid approximately $4,000 in fees to RSM McGladrey, Inc., an affiliate of M&P, in 2008 for tax compliance.

Policy on Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

Consistent with SEC policies regarding auditor independence, our board of directors has responsibility for appointing, setting compensation and overseeing the work of the independent auditor. In recognition of this responsibility, our board of directors has established a policy to pre-approve all audit and permissible non-audit services provided by the independent auditor.

Prior to engagement of the independent auditor for the next year’s audit, management will submit an aggregate of services expected to be rendered during that year for each of the following four categories of services to our board of directors for approval.

Audit services include audit work performed in the preparation of financial statements, as well as work that generally only the independent auditor can reasonably be expected to provide, including comfort letters, statutory audits, and attest services and consultation regarding financial accounting and/or reporting standards.

Audit-Related services are for assurance and related services that are traditionally performed by the independent auditor, including due diligence related to Acquisitions and acquisitions, employee benefit plan audits, and special procedures required to meet certain regulatory requirements.

Tax services include all services performed by the independent auditor’s tax personnel except those services specifically related to the audit of the financial statements, and includes fees in the areas of tax compliance, tax planning, and tax advice.

Other Fees are those associated with services not captured in the other categories.

Prior to engagement, our board of directors pre-approves these services by category of service. The fees are budgeted and our board of directors requires the independent auditor and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage the independent auditor for additional services not contemplated in the original pre-approval. In those instances, our board of directors requires specific pre-approval before engaging the independent auditor.

Our board of directors may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to our board of directors at its next scheduled meeting.

Code of Conduct and Ethics

We have adopted a code of conduct and ethics applicable to our directors and officers in accordance with applicable federal securities laws and the rules of the NYSE Amex. A copy of the Code of Conduct and Ethics is publicly available on its website at www.secureamericacorp.net and at the SEC’s website at http://www.sec.gov. In addition, a copy of the Code of Conduct and Ethics will be provided without charge upon request from us.

Compensation Committee Information

Upon consummation of the Acquisition, the board of directors of SAAC will establish a compensation committee with Messrs. McMillen, Frantz and Griessel as its members, with Mr. Frantz serving as chairman. Each will be an independent director under the NYSE Amex listing standards. The purpose of the compensation committee will be to review and approve compensation paid to SAAC’s officers and directors and to administer SAAC’s incentive compensation plans, including the 2009 incentive equity plan and any other plans that may be adopted in the future, including authority to make and modify awards under such plans.

Compensation Committee Interlocks and Insider Participation

None of the persons designated as directors of SAAC currently serves on the compensation committee of any other company on which any other director designee of SAAC or any officer or director of SAAC or Ultimate Escapes is currently a member.

Nominating Committee Information

Effective October 2007, SAAC established a nominating committee of the board of directors, which consists of Asa Hutchinson, Philip A. McNeill, and S. Kent Rockwell (Chairman), each of whom is an independent director under the NYSE Amex listing standards. Under the charter of the Nominating Committee, the committee is responsible for the appropriate size, functioning and needs of the board including, but not limited to, recruitment and retention of high quality board members and committee composition and structure. Upon consummation of the Acquisition, the members will be Messrs. McMillen, Frantz and Griessel with Mr. Griessel, serving as chairman, each of whom is an independent director under the NYSE Amex listing requirements. During the period commencing with the closing of the Acquisition and ending with the 2012 annual meeting, the nominees for SAAC’s board of directors will be determined pursuant to the terms of the Voting Agreement, a copy of which is attached to this proxy statement as Annex I, and approved by the Nominating Committee.

Guidelines for Selecting Director Nominees

SAAC’s Nominating Committee is responsible for overseeing the selection of persons to be nominated to serve on SAAC’s board of directors. The Nominating Committee considers persons identified by its stockholders, management, stockholders, investment bankers and others. The guidelines for selecting nominees, which are specified in the Nominating Committee charter, provide that, generally, persons to be nominated should be actively engaged in business, have an understanding of financial statements, corporate budgeting and capital structure, be familiar with the requirements of a publicly traded company, be familiar with industries relevant to the SAAC business, be willing to devote significant time to the oversight duties of the board of directors of a public company, and be able to promote a diversity of views based on the person’s education, experience and professional employment. The Nominating Committee will evaluate each individual in the context of the board as a whole, with the objective of recommending a group of persons that can best implement SAAC’s business plan, perpetuate its business and represent stockholder interests. The Nominating Committee may require certain skills or attributes, such as financial or accounting experience, to meet specific board needs that arise from time to time. The Nominating Committee will not distinguish among nominees recommended by stockholders and other persons.

Specifically, the guidelines for selecting nominees provide that the Nominating Committee will consider and evaluate based on, among other factors, the following:

•	The candidate’s independence under the rules of the NYSE Amex;
•	The candidate’s accomplishments and reputations, both personal and professional;
•	The candidate’s relevant experience and expertise;
•	The candidate’s knowledge of the company and issues affecting SAAC;
•	The candidate’s moral and ethical character; and
•	The candidate’s ability to commit the required time necessary to discharge the duties of board membership.

Communication with the Board of Directors

After consummation of the Acquisition, stockholders and other interested parties may send written communications directly to the Board of Directors or to specified individual directors, including the Chairman or any non-management directors, by sending such communications to the company’s corporate headquarters. Such communications will be reviewed by our legal counsel and, depending on the content, will be:

•	forwarded to the addressees or distributed at the next scheduled Board meeting;
•	if they relate to financial or accounting matters, forwarded to the Audit Committee or distributed at the next scheduled Audit Committee meeting;
•	if they relate to executive officer compensation matters, forwarded to the Compensation Committee or discussed at the next scheduled Compensation Committee meeting;
•	if they relate to the recommendation of the nomination of an individual, forwarded to the Nominating Committee or discussed at the next scheduled Nominating Committee meeting; or
•	if they relate to the operations of the company, forwarded to the appropriate officers of the company, and the response or other handling of such communications reported to the Board of Directors at the next scheduled Board meeting.

Compensation of Officers and Directors

No compensation of any kind, including finders and consulting fees, has been or will be paid to any of SAAC’s officers or their affiliates for services rendered through the closing of the Acquisition. However, SAAC’s executive officers, directors and initial stockholders are reimbursed for any out-of-pocket expenses incurred in connection with activities on SAAC’s behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. As of December 31, 2008, an aggregate of approximately $12,000 has been reimbursed to them for such expenses. There is no limit on the amount of these out-of-pocket expenses and there will be no review of the reasonableness of the expenses by anyone other than SAAC’s board of directors and audit committee, which includes persons who may seek reimbursement, or a court of competent jurisdiction if such reimbursement is challenged.

The policies of SAAC with respect to the compensation of its executive officers and following the Acquisition will be administered by SAAC’s board in consultation with its compensation committee (as described above). The compensation policies followed by SAAC will be intended to provide for compensation that is sufficient to attract, motivate and retain executives of outstanding ability and potential and to establish an appropriate relationship between executive compensation and the creation of stockholder value. To meet these goals, the compensation committee will be charged with recommending executive compensation packages to SAAC’s board of directors.

It is anticipated that performance-based and equity-based compensation will be an important foundation in executive compensation packages as SAAC and Ultimate Escapes believe it is important to maintain a strong link between executive incentives and the creation of stockholder value. SAAC and Ultimate Escapes believe that performance and equity-based compensation can be an important component of the total executive compensation package for maximizing stockholder value while, at the same time, attracting, motivating and retaining high-quality executives. Since SAAC will not have a compensation committee until completion of the Acquisition, it has not yet adopted any formal guidelines for allocating total compensation between equity compensation and cash compensation for executives hired in the future.

Compensation Discussion and Analysis

The following constitutes the Compensation Discussion and Analysis of Ultimate Escapes’ executive compensation program prior to the transactions contemplated by the Acquisition.

Named Executive Officers

Ultimate Escapes’ chief executive officer, chief financial officer and three other most highly compensated executive officers who were serving as executive officers as of December 31, 2008 were:

•	James M. Tousignant, President and Chief Executive Officer;
•	Philip Callaghan, Chief Financial Officer and Secretary;
•	Richard Keith, Chairman;
•	Karen Siwek, Chief Real Estate Officer;
•	Steve Healy, SVP Sales;

Karen Siwek’s employment with Ultimate Escapes terminated in February 2009.

Throughout this section, these executive officers are referred to as the “named executive officers.”

Overview of Ultimate Escapes’ Compensation Program as a Private Company

Prior to the closing of the Acquisition, each of Ultimate Resort and Private Escapes, the operating companies that comprise Ultimate Escapes, has been a privately held company, operating under the direction of its chief executive officer and, in the case of Ultimate Resort, its board of directors. Historically, these companies generally have not used, and have not had the need to use, many of the more formal compensation practices and policies employed by publicly traded companies subject to the executive compensation disclosure rules of the SEC and Section 162(m) of the Code.

Role of the Chief Executive Officer.  Prior to the Acquisition, all Ultimate Resort compensation decisions have been recommended by Mr. Tousignant for the review and approval of the board of directors, and all Private Escapes compensation decisions have been made by Mr. Keith.

Objectives of Ultimate Escapes’ Compensation Program.

Ultimate Escapes’ historical executive compensation program has been designed to achieve the following primary objectives:

•	to provide a competitive compensation package to attract and retain talented individuals to manage and operate all aspects of its business; and
•	to reward the achievement of corporate and individual objectives that promote the growth and profitability of Ultimate Escapes’ business.

To meet these objectives, Ultimate Escapes’ executive compensation package has generally consisted of a mix of base salary, standard employee benefits and, in the case of Ultimate Resort, equity-based awards. The named executive officers of both Ultimate Resort and Private Escapes are equity owners of the applicable company; accordingly, the named executive officers are incentivized to promote the company’s long-term growth and profitability.

All of these historical equity-based awards will vest immediately prior to the consummation of the Acquisition. Going forward, any equity awards will be under the Incentive Plan, and any other equity plans that may be adopted by SAAC in the future.

Elements of Compensation of Executive Officers

The compensation received by Ultimate Escapes’ named executive officers in 2008 consisted of the following elements:

Cash Compensation.  Base salaries for Ultimate Escapes’ executive officers are established based on the scope of their responsibilities, historical performance and individual experience. Base salaries are reviewed annually, and adjusted from time to time. During 2008, Mr. Tousignant’s base salary was $425,769, Mr. Callaghan’s base salary was $355,192, Mr. Keith’s base salary was $374,152, Ms. Siwek’s base salary was $327,421, and Mr. Healy’s base salary was $119,230. Mr. Healy also receives sales-based commissions, which totaled $295,823 in 2008. In 2008, neither Ultimate Resort or Private Escapes paid cash bonuses to its executive officers.

Equity-Based Incentive Compensation.  Ultimate Resort also makes equity incentive awards to its employees and non-employee directors from time to time, in the form of grants of units of membership interests, some of which are immediately vested and some of which vest over time, conditioned on continued employment with Ultimate Resort during the vesting period, subject to accelerated vesting immediately prior to a sale or similar transaction involving Ultimate Resort (including the Acquisition). These awards are designed to provide the award recipients with an increased proprietary interest in pursuing the long-term growth, profitability and financial success of Ultimate Resort.

Other Benefits.  Each named executive officer is entitled to participate in all company-wide benefit plans available to employees generally, which currently includes health, dental, life and short and long term disability insurance benefits. Ultimate Escapes does not currently, and has not previously, made available to any employees any defined benefit pension or nonqualified deferred compensation plan or arrangement.

Summary Compensation Table

The Summary Compensation Table below shows, for the year ended December 31, 2008, the compensation paid to or earned by Ultimate Escapes’ named executive officers.

Name and Principal Position(1)	Salary $	Stock Awards(2) $	Non-Equity Incentive Plan Compensation(3) $	Total $
James M. Tousignant, President and Chief Executive Officer	425,769	925,000	0	1,350,769
Philip Callaghan, Chief Financial Officer and Secretary	355,192	356,250	0	711,442
Richard Keith, Chairman	374,152	0	0	374,152
Karen Siwek, Chief Real Estate Officer	327,421	0	0	327,421
Steve Healy, SVP Sales	119,230	172,500	295,823	587,553

(1)	No named executive officer was a participant in a defined benefit or deferred compensation plan.
(2)	Actual GAAP expenses incurred during 2008 with respect of awards issued to the named executive officers during or prior to 2008. See Note 11 to Ultimate Resort's financial statements included herein for the fiscal year ended December 31, 2008 for details as to the assumptions used to determine the fair value of the stock awards.
(3)	Consists of sales commissions earned during 2008.

Grants of Plan-Based Awards

The following table sets forth a summary of grants of plan-based awards to the named executive officers for the fiscal year ended December 31, 2008. Unit amounts reflected in this table refer to units of membership interests in Ultimate Resort, LLC which, following the Acquisition, will indirectly own membership units in Ultimate Escapes that will be exchangeable for shares of SAAC common stock on a one-for-one basis.

Name	Grant Date	All Other Stock Awards: Number of Units		Grant Date Fair Value of Equity Awards
James M. Tousignant	1/1/08	10	(1)	$300,000
	1/1/08	50	(2)	$1,500,000
Philip Callaghan	1/1/08	5	(1)	$150,000
	1/1/08	20	(2)	$600,000
Steve Healy	1/1/08	2	(1)	$60,000
	1/1/08	5	(2)	$150,000

(1)	This award was fully vested upon grant.
(2)	This award vests in full on the fourth anniversary of the grant date, conditioned on continued employment with Ultimate Resort, subject to accelerated vesting immediately prior to a sale or similar transaction involving Ultimate Resort (including the Acquisition).

In addition to the stock awards listed above, Steve Healy is entitled to commissions calculated as a percentage of sales of club memberships. There is no minimum, target or maximum dollar amount of sales commissions payable.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth certain information with respect to outstanding equity awards at December 31, 2008 for each of the named executive officers. Unit amounts reflected in this table refer to units of membership interests in Ultimate Resort, LLC which, following the Acquisition, will indirectly own membership units in Ultimate Escapes that will be exchangeable for shares of SAAC common stock on a one-for-one basis.

	Stock Awards
Name	Number of Units That Have Not Vested (#)		Market Value of Units That Have Not Vested ($)(1)
James M. Tousignant	112.5	(2)	3,375,000
Philip Callaghan	40	(3)	1,200,000
Steve Healy	15	(4)	450,000

(1)	Based on an estimated market value of $30,000 per unit as of December 31, 2008.
(2)	12.5 units vest on July 1, 2010, 50 units vest on January 1, 2012, and 50 units vest on July 1, 2013, subject to accelerated vesting immediately prior to a sale or similar transaction involving Ultimate Resort (including the Acquisition).
(3)	20 units vest on January 1, 2012, and 20 units vest on July 1, 2013, subject to accelerated vesting immediately prior to a sale or similar transaction involving Ultimate Resort (including the Acquisition).
(4)	5 units vest on January 1, 2012, and 10 units vest on July 1, 2013, subject to accelerated vesting immediately prior to a sale or similar transaction involving Ultimate Resort (including the Acquisition).

Equity Vested in 2008

The following table sets forth certain information regarding equity awards held by the named executive officers which vested during the fiscal year ended December 31, 2008. Unit amounts reflected in this table refer to units of membership interests in Ultimate Resort, LLC which, following the Acquisition, will indirectly own membership units in Ultimate Escapes that will be exchangeable for shares of SAAC common stock on a one-for-one basis.

	Stock Awards
Name	Number of Units Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
James M. Tousignant	22.5	675,000
Philip Callaghan	50	1,500,000
Steve Healy	2	60,000

(1)	Based on the estimated market value per unit as of the applicable vesting date.

Director Compensation

Directors of Ultimate Escapes or members of committees of the board received no compensation for serving in such positions for the fiscal year 2008.

Directors and Executive Officers of SAAC Following the Acquisition

Upon completion of the Acquisition, certain members of Ultimate Escapes’ management will become officers of SAAC. These officers are James M. Tousignant, who will serve as President, Chief Executive Officer and a director, Richard Keith, who will serve as Chairman, Philip Callaghan, who will serve as Chief Financial Officer, Secretary and Treasurer, Steve Healy, who will serve as Senior Vice President, Sales, Ed Powers, who will serve as Senior Vice President, Operations, Gregg Amonette, who will serve as Senior Vice President, Business Development, and Thomas D’Ambrosio, who will serve as Senior Vice President, Chief Technology Officer. It is anticipated that each of Messrs. Tousignant, Keith and Callaghan will enter into an employment agreement with Ultimate Escapes that will be effective upon the Acquisition.

Ultimate Escapes’ Executive Compensation Program After Consummation of the Acquisition

Compensation Discussion & Analysis

Upon consummation of the Acquisition, Ultimate Escapes will seek to provide total compensation packages that are competitive in terms of potential value to its executives, and that are tailored to the unique characteristics and needs of Ultimate Escapes within its industry in order to create an executive compensation program that will adequately reward its executives for their roles in creating value for Ultimate Escapes stockholders. Ultimate Escapes intends to be competitive with other similarly situated companies in its industry following completion of the Acquisition.

With the exception of the terms reflected in the employment agreements discussed in the following section, the compensation decisions regarding Ultimate Escapes’ executives have not been made. Other than with respect to the new employment agreements to be entered into with Mr. Keith and Mr. Callaghan effective upon the Acquisition, Ultimate Escapes does not currently contemplate any material increase in the overall compensation of its executive officers following the Acquisition. It is expected, however, that decisions regarding compensation will be based on Ultimate Escapes’ need to attract individuals with the skills necessary for Ultimate Escapes to achieve its business plan, to reward those individuals fairly over time, and to retain those individuals who continue to perform at or above Ultimate Escapes’ expectations.

It is anticipated that Ultimate Escapes’ executive compensation program will have the same three primary components as its executive compensation program prior to the Acquisition — salary, cash bonuses and stock-based awards. Ultimate Escapes will view the three components of executive compensation as related but distinct. Ultimate Escapes anticipates determining the appropriate level for each compensation component based in part, but not exclusively, on its view of internal equity and consistency, individual performance, experience of the individual executive and other information deemed relevant and timely. Since Ultimate Escapes’ compensation committee will not be formed until consummation of the Acquisition, it has not adopted any formal or informal policies or guidelines for allocating compensation between long-term and currently paid out compensation, between cash and non-cash compensation, or among different forms of compensation.

In addition to the guidance provided by its compensation committee, Ultimate Escapes may utilize the services of third parties from time to time in connection with the hiring and compensation awarded to executive employees. This could include the retention of compensation consultants and subscriptions to executive compensation surveys and other databases.

Ultimate Escapes’ compensation committee will be charged with performing an annual review of Ultimate Escapes’ executive officers’ cash and equity compensation to determine whether they provide appropriate incentives and motivation to executive officers and whether they adequately compensate the executive officers relative to comparable officers in other companies. As part of this process, Ultimate Escapes expects that the compensation committee will determine the appropriate allocation of compensation between cash and equity compensation, severance compensation, and other benefits.

Employment Agreements

The following is a summary of the material terms of the new employment agreement to be entered into with Mr. Tousignant that will be effective upon the Acquisition. It is anticipated that Messrs. Keith and Callaghan will each enter into an employment agreement with SAAC on substantially similar terms effective upon the Acquisition, containing terms to be agreed upon by SAAC and the applicable executive. All of the executives will be eligible to receive equity awards under the Incentive Plan that is being submitted for stockholder approval at the SAAC special meeting.

James M. Tousignant

Mr. Tousignant’s employment agreement with SAAC will provide for an annual base salary of $450,000 and will increase each year of the term by 10%. In addition, Mr. Tousignant will be eligible to receive an annual bonus each year of the term of at least 10% and at most 100% of his base salary, determined at the sole discretion of the board of directors and based on such factors as the board of directors establishes. Mr. Tousignant will also be eligible to receive a pro rata bonus amount for the portion of the year he was employed should his employment terminate other than for “cause.” In addition, Mr. Tousignant will be entitled to additional benefits, including reimbursement of business expenses, paid vacation, a $25,000 per year car allowance, continuation of certain Ultimate Escapes luxury destination club memberships and participation in other company benefits, plans, or programs that may be available to other senior executives of SAAC from time to time. The employment agreement will also entitle Mr. Tousignant to certain equity incentives, in an amount to be determined within 120 days of the closing date of the Acquisition but which will vest ratably in three equal annual installments commencing on the first anniversary of the initial grant date(s) thereof, and may be further accelerated or forfeited as set forth in the equity agreement that parties will enter into in connection with the employment agreement.

The employment agreement will have an initial term beginning on the closing date of the Acquisition, and ending on the date of its third anniversary, unless sooner terminated by the parties in accordance with the terms of the employment agreement, or extended for successive one-year terms, unless either the executive or SAAC gives written notice within 90 days prior to the end of the term that such party desires not to renew the employment agreement.

The employment agreement will permit the parties to terminate the agreement at any time for any reason. Should the employment agreement terminate because of the expiration of the agreement term, for “Cause,” or due to the voluntary resignation by Mr. Tousignant without “Good Reason,” then the employment agreement will entitle Mr. Tousignant to the compensation and benefits, including payment for accrued but untaken vacation days, otherwise payable to him through the last day of his employment (referred herein as the “Accrued Obligations”). However, should SAAC terminate Mr. Tousignant’s employment without Cause, or should the Agreement terminate due to Mr. Tousignant’s death or disability, or should Mr. Tousignant resign his employment for Good Reason, then, subject to the execution of a release by Mr. Tousignant, the employment agreement will entitle Mr. Tousignant to his Accrued Obligations and his annual base salary then in effect for a period of twelve months on a regular payroll basis, and continued coverage under, and contributions towards, Mr. Tousignant’s health care, dental, disability and life insurance benefits on the same basis as immediately prior to the date of termination, for twelve months from the last day of Mr. Tousignant’s employment; subject to certain exceptions, including that SAAC is relieved of its obligation to provide continued benefit coverage should Mr. Tousignant become covered by an equivalent benefit from another source.

The employment agreement will require SAAC to indemnify Mr. Tousignant to the same extent as SAAC indemnifies its officers and directors under its charter and bylaws, including maintaining Directors and Officers insurance.

The employment agreement will include a confidentiality provision prohibiting Mr. Tousignant from misappropriating SAAC’s confidential and proprietary information. The employment agreement will include a non-solicit provision prohibiting Mr. Tousignant from soliciting SAAC’s employees and customers for a period of (a) one year from the date of his termination or (b) 30 months from the closing date of the Acquisition, whichever is longer. The employment agreement will prohibit Mr. Tousignant from competing with SAAC, including any company providing luxury destination club vacation opportunities or the ownership and/or operation of a business of providing luxury destination club vacation opportunities for a period of (a) one year from the date of his termination or (b) 30 months from the closing date of the Acquisition, whichever is longer.

Other Benefits

All of Ultimate Escapes’ executive officers will be eligible to participate in non-contributory 401(k) plans, premium-paid health, hospitalization, short and long term disability, dental, life and other insurance plans as SAAC may have in effect from time to time. They also will be entitled to reimbursement for all business travel and other out-of-pocket expenses reasonably incurred in the performance of their services.

Classes of Directors

SAAC’s board of directors is divided into three classes having staggered three-year terms, so that the term of one class expires at each annual meeting of stockholders. It is expected that, immediately prior to the Acquisition, the classes will be comprised as follows:

•	Class A Director. Steve Griessel will be a Class A director, whose term will expire at SAAC’s annual meeting of stockholders in 2010.
•	Class B Directors. Richard Keith and Mark A. Frantz will be Class B directors, whose terms will expire at SAAC’s annual meeting of stockholders in 2011.
•	Class C Directors. C. Thomas McMillen and James M. Tousignant will be Class C directors, whose terms will expire at SAAC’s annual meeting of stockholders in 2012.

Committees of the Board of Directors

The members of the committees of SAAC’s board of directors will not be appointed until SAAC’s board of directors is fully constituted and holds its initial meeting. At that time, SAAC’s board of directors will make determinations with respect to each committee member’s independence in accordance with the NYSE Amex listing standards and SEC rules and regulations and each committee will adopt its committee charter.

Following the Acquisition, SAAC intends to post the committee charters on its website at www.secureamericacorp.net.

Audit Committee

The audit committee will be at all times composed of exclusively independent directors who are “financially literate,” meaning they are able to read and understand fundamental financial statements, including SAAC’s balance sheet, income statement and cash flow statement. In addition, the committee will have at least one member who qualifies as an “audit committee financial expert” as defined in rules and regulations of the SEC. Immediately prior to the Acquisition, SAAC’s board of directors will also make determinations regarding the financial literacy and financial expertise of each member of the audit committee in accordance with the NYSE Amex listing standards and SEC Rule 10A-3.

The principal duties and responsibilities of SAAC’s audit committee will be to engage SAAC’s independent auditors, oversee the quality and integrity of SAAC’s financial reporting and the audit of SAAC’s financial statements by its independent auditors and in fulfilling its obligations, SAAC’s audit committee will review with SAAC’s management and independent auditors the scope and result of the annual audit, the auditors’ independence and SAAC’s accounting policies.

The audit committee will be required to report regularly to SAAC’s board of directors to discuss any issues that arise with respect to the quality or integrity of SAAC’s financial statements, its compliance with legal or regulatory requirements, the performance and independence of SAAC’s independent auditors, or the performance of the internal audit function.

Once the final designee of SAAC has been identified, and prior to the date of the Special Meetings, SAAC will identify which members of the Board of Directors will serve on the audit committee and which member of the Audit Committee will be designated as the audit committee financial expert.

Compensation Committee

The compensation committee will be at all times composed of exclusively independent directors. Among other functions, the compensation committee will oversee the compensation of SAAC’s chief executive officer and other executive officers and senior management, including plans and programs relating to cash compensation, incentive compensation, equity-based awards and other benefits and perquisites and administers any such plans or programs as required by the terms thereof.

Compensation Committee Interlocks and Insider Participation

Once the final designee of SAAC has been identified, and prior to the date of the Special Meetings, SAAC will identify which members of the board of directors will serve on the compensation committee. Moreover, SAAC will disclose which, if any, members of the compensation committee have had any relationships with SAAC’s of the type required to be disclosed by Item 404 of Regulation S-K of the SEC rules and regulations. None of the individuals who will be an executive officer of SAAC following the Acquisition has served as a member of the board of directors, or as a member of the compensation or similar committee, of any entity that has one or more executive officers who will serve on SAAC’s board of directors immediately following the Acquisition.

Corporate Governance Committee

The corporate governance committee will be at all times composed of exclusively independent directors. The principal duties and responsibilities of SAAC’s corporate governance committee will be to identify qualified individuals to become board members, recommend to the board of directors individuals to be designated as nominees for election as directors at the annual meetings of stockholders, and develop and recommend to the board of directors SAAC’s corporate governance guidelines.

Once the final designee of SAAC has been identified, and prior to the date of the Special Meetings, SAAC will identify which members of the board of directors will serve on the corporate governance committee.

Code of Conduct and Ethics

SAAC has adopted a code of ethics that applies to the executive officers, directors and employees of SAAC, its subsidiaries and its controlled affiliates. SAAC has posted its code of ethics on its website at www.secureamericacorp.net and will post any amendments to or any waivers from a provision of its code of ethics on its website.

Director Compensation

Our future compensation policy with respect to our directors will be established, administered and the subject of periodic review by our Compensation Committee. We expect that our Compensation Committee will establish our policy regarding director compensation prior to the closing of the Acquisition.

Executive Compensation

Employment Agreements

In connection with the closing of the Acquisition, Messrs. James M. Tousignant, Richard Keith and Philip Callaghan will enter into individual employment agreements with SAAC as President and Chief Executive Officer, Chairman and Chief Financial Officer, respectively. See the section entitled, “Management of SAAC and its Subsidiaries Following the Acquisition — Executive Compensation — Employment Agreements,” for additional information.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information known to SAAC regarding the beneficial ownership of SAAC common stock as of October 14, 2009 (pre-Acquisition) and, immediately following consummation of the Acquisition (post-Acquisition), ownership of shares of SAAC’s common stock, by:

•	each person known by SAAC to be the beneficial owner of more than 5% of the outstanding shares of SAAC common stock either on October 14, 2009 (pre-Acquisition) or of shares of SAAC’s common stock outstanding after the consummation of the Acquisition (post-Acquisition);
•	each of SAAC’s current officers and directors;
•	each person who will become an executive officer or director of SAAC upon consummation of the Acquisition; and
•	all executive officers and directors of SAAC as a group after consummation of the Acquisition.

Unless otherwise indicated, SAAC believes that all persons named in the table below have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

Information (pre-Acquisition) does not reflect beneficial ownership of SAAC’s outstanding warrants as these warrants are not currently exercisable. Information (post-Acquisition) (i) reflects, for each holder of SAAC’s outstanding warrants, beneficial ownership of such warrants, which will become exercisable upon consummation of the Acquisition, (ii) reflects beneficial ownership of shares of SAAC common stock into which membership units in Ultimate Escapes to be issued to the UE Owners will be exchangeable upon consummation of the Acquisition, (iii) does not reflect beneficial ownership of any shares of SAAC common stock into which earn-out units which may be issued following consummation of the Acquisition may be exchanged, (iv) assumes that none of the escrowed units have been forfeited by the UE Owners, and (v) assumes that a total of 6,225,656 shares of SAAC common stock are converted into a pro rata portion of the trust fund in connection with the Acquisition and/or repurchased immediately following consummation of the Acquisition, and the cancellation of 1,556,414 shares of SAAC common stock by the SAAC founders in connection with the Acquisition. If less than 6,225,656 shares of SAAC common stock are converted and/or repurchased, the percentage of outstanding common stock post-Acquisition of each holder listed in the table below would be greater than that which is indicated.

	SAAC Pre-Acquisition		SAAC Post-Acquisition
Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(2)	Approximate Percentage of Outstanding Common Stock	Amount and Nature of Beneficial Ownership	Approximate Percentage of Outstanding Common Stock
Secure America Acquisition Holdings, LLC(3)	2,360,000	18.9	890,750	7.5%
Philip A. McNeill(4)	2,390,000	19.2	902,073	7.6%
S. Kent Rockwell(5)	2,390,000	19.2	902,073	7.6%
C. Thomas McMillen(6)	1,308,333	10.5	495,093	4.2%
Harvey L. Weiss(7)	334,467	2.7	126,239	1.1%
Asa Hutchinson(8)	50,000	*	18,872	*
Mark A. Frantz	20,000	*	7,549	*
James E. Maurer(9)	52,500	*	19,815	*
Ultimate Resort Holdings, LLC(10)	—	—	6,604,533	55.5%
Private Escapes Holdings, LLC(11)	—	—	574,307	4.8%
James M. Tousignant(10)(12)	—	—	6,604,533	55.5%
Richard Keith(1)(13)	—	—	430,730	3.6%
Philip Callaghan(10)(14)	—	—	422,801	3.5%
Steve Healy(10)(15)	—	—	265,650	2.2%
Ed Powers(11)(16)	—	—	57,431	*
Gregg Amonette(10)(17)	—	—	248,403	2.1%
Thomas D’Ambrosio(10)(18)	—	—	113,262	1.0%
Steve Griessel(10)(19)	—	—	7,722	*

	SAAC Pre-Acquisition		SAAC Post-Acquisition
Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(2)	Approximate Percentage of Outstanding Common Stock	Amount and Nature of Beneficial Ownership	Approximate Percentage of Outstanding Common Stock
Bulldog Investors(20)	2,406,066	19.3	2,406,066	20.2%
HBK Investments L.P.(21)	1,249,900	9.9	1,249,900	10.5%
HBK Master Fund L.P.(21)	1,249,100	9.9	1,249,100	10.5%
Israel A. Englander(22)	1,082,500	8.7	1,082,500	9.1%
Arrowgrass Capital Partners (US) LP(23)	1,051,000	8.4	1,051,000	8.8%
Peter W. Poole(24)	1,033,020	8.3	1,033,020	8.7%
QVT Financial LP(25)	1,035,717	8.3	1,035,717	8.7%
QVT Associates GP LLC(25)	947,852	7.6	947,852	7.7%
QVT Fund LP(25)	853,664	6.8	853,664	7.2%
Commerce Court Value, Ltd.(24)	650,010	5.2	650,010	5.5%
Homeland Security Capital Corporation(26)	325,000	2.6	122,666	1.0%
Brian C. Griffin(27)	35,000	*	13,210	*
Michael T. Brigante(28)	82,500	*	31,138	*
All pre-Acquisition officers and directors of SAAC as a group (6 individuals)	2,500,000	20	943,586	20.0%
All post-Acquisition officers and directors of SAAC as a group (10 individuals)	—	—	7,126,441	59.9%

*	Less than 1%
(1)	Unless otherwise indicated, the primary business address of each beneficial owner is 1005 North Glebe Road, Suite 550, Arlington, Virginia, 22201.
(2)	Except as specifically indicated in the footnotes to this table, the persons named in this table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable. Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options, warrants or rights held by that person that are currently exercisable or exercisable, convertible or issuable within 60 days of October 14, 2009, are deemed outstanding. Such shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.
(3)	Secure America Acquisition Holdings, LLC is the record holder of 2,360,000 shares of SAAC’s common stock. Secure America Acquisition Holdings, LLC serves solely as a holding company with respect to our securities and has no operations. The membership interests of Secure America Acquisition Holdings, LLC are held as follows: C. Thomas McMillen (49.94%); Harvey L. Weiss (13.67%); Homeland Security Capital Corporation (13.77%); S. Kent Rockwell (10.59%); Michael Brigante (3.51%); James Maurer (2.22%); Philip A. McNeill (4.24%); Brian Griffin (1.06%) and Secure America Holdings, LLC (1%). Under the terms of a proxy agreement with the managing member, Secure America Holdings, LLC, Messrs. McNeill and Rockwell share voting and investment power with respect to all 2,360,000 shares of common stock held by Secure America Acquisition Holdings, LLC, although each of Messrs. McNeill and Rockwell disclaim beneficial ownership of such shares except to the extent of their respective pecuniary interests. The beneficial ownership reflected in this table does not include 2,075,000 shares of common stock issuable upon exercise of sponsor warrants that are not exercisable and will not become exercisable within 60 days.
(4)	Mr. McNeill is one of SAAC’s independent directors. Reflects 2,360,000 shares of common stock owned by Secure America Acquisition Holdings, LLC and 30,000 shares of common stock owned by Mr. McNeill. Mr. McNeill shares voting and investment power with Mr. Rockwell with respect to all 2,360,000 shares held of record by Secure America Acquisition Holdings, LLC through a proxy agreement with its managing member, Secure America Holdings, LLC. Mr. McNeill disclaims beneficial ownership of all such shares held of record by Secure America Acquisition Holdings, LLC except to the extent of his pecuniary interests.

(5)	Mr. Rockwell is one of SAAC’s independent directors. Reflects 2,360,000 shares of common stock owned by Secure America Acquisition Holdings, LLC and 30,000 shares of common stock owned by Mr. Rockwell. Mr. Rockwell shares voting and investment power with Mr. McNeill with respect to all 2,360,000 shares held of record by Secure America Acquisition Holdings, LLC through a proxy agreement with its managing member, Secure America Holdings, LLC. Mr. Rockwell disclaims beneficial ownership of all such shares held of record by Secure America Acquisition Holdings, LLC except to the extent of his pecuniary interests.
(6)	Mr. McMillen is SAAC’s Chairman and Co-Chief Executive Officer. Mr. McMillen owns 55.5% of the membership interests of Secure America Acquisition Holdings, LLC, which includes 118,300 shares deemed to be beneficially owned by Mr. McMillen through his 36.4% ownership in Homeland Security Capital Corporation which includes 11,800 shares deemed to be beneficially owned by Mr. McMillen through his 50% ownership of Secure America Holdings, LLC, the managing member of Secure America Acquisition Holdings, LLC.
(7)	Mr. Weiss is SAAC’s Co-Chief Executive Officer and a director. Mr. Weiss owns 14.2% of the membership interests of Secure America Acquisition Holdings, LLC, which includes 11,800 shares deemed to be beneficially owned by Mr. Weiss through his 50% ownership of Secure America Holdings, LLC, the managing member of Secure America Acquisition Holdings, LLC.
(8)	Mr. Hutchinson is a member of SAAC’s board of directors.
(9)	Mr. Maurer is SAAC’s Chief Financial Officer and Secretary. Reflects the ownership by Mr. Maurer of 2.2% of the membership interests of Secure America Acquisition Holdings, LLC, which is the record holder of 2,360,000 shares of our common stock. Mr. Maurer may be deemed to own beneficially 52,500 shares of our common stock. However, as noted in footnotes (4) and (5) above, Messrs. McNeill and Rockwell share voting and investment power with respect to all 2,360,000 shares of common stock held by Secure America Acquisition Holdings, LLC.
(10)	Upon consummation of the Acquisition, Ultimate Resort Holdings, LLC will directly own 6,604,533 membership units in Ultimate Escapes, which units may be exchanged on a one-for-one basis into shares of SAAC common stock, and it is anticipated that Ultimate Resort, LLC will own a 83.67% membership interest in Ultimate Resort Holdings, LLC. Ultimate Resort, LLC also has the right to appoint a majority of the members of the board of managers of Ultimate Resort Holdings, LLC. Accordingly, Ultimate Resort, LLC may be deemed to beneficially own all of the 6,604,533 shares of SAAC common stock into which the 6,604,533 membership units in Ultimate Escapes owned by Ultimate Resort Holdings, LLC may be exchanged. Ultimate Resort, LLC disclaims beneficial ownership of all such shares, except to the extent of its pecuniary interest therein. Ultimate Resort Holdings, LLC’s primary business address is 3501 W. Vine Street, Suite 225, Kissimmee, Florida 34741.
(11)	Upon consummation of the Acquisition, Private Escapes Holdings, LLC will directly own 574,307 membership units in Ultimate Escapes, which units may be exchanged on a one-for-one basis into shares of SAAC common stock. Private Escapes Holdings, LLC’s primary business address is 145 East Mountain Avenue, Fort Collins, Colorado 80524.
(12)	Mr. Tousignant will be our President, Chief Executive Officer and a director upon consummation of the Acquisition. Reflects 6,604,533 shares of common stock into which 6,604,533 membership units in Ultimate Escapes may be exchanged, all of which units will be owned by Ultimate Resort Holdings, LLC. Mr. Tousignant is a member of the board of managers of Ultimate Resort Holdings, LLC. Mr. Tousignant also holds a majority of the voting rights in, is a principal of the manager of, and owns a 43.7% membership interest in, Ultimate Resort, LLC. Accordingly, Mr. Tousignant may be deemed to beneficially own all of the 6,604,533 shares of SAAC common stock into which the 6,604,533 membership units in Ultimate Escapes owned by Ultimate Resort Holdings, LLC may be exchanged. Mr. Tousignant disclaims beneficial ownership of all such shares, except to the extent of his pecuniary interest therein. Mr. Tousignant’s primary business address is 3501 W. Vine Street, Suite 225, Kissimmee, Florida 34741.
(13)	Mr. Keith will be our Chairman upon consummation of the Acquisition. Reflects 574,307 shares of common stock into which 574,307 membership units in Ultimate Escapes may be exchanged, all of which units will be owned by Private Escapes Holdings, LLC. Mr. Keith is the managing member of, and owns a 75% membership interest in, Private Escapes Holdings, LLC. Accordingly, Mr. Keith may be deemed to beneficially own all of the 574,307 shares of SAAC common stock into which the 574,307 membership units in Ultimate Escapes owned by Private Escapes Holdings, LLC may be exchanged.

Mr. Keith disclaims beneficial ownership of all such shares, except to the extent of his pecuniary interest therein. Mr. Keith’s primary business address is 145 East Mountain Avenue, Fort Collins, Colorado 80524.
(14)	Mr. Callaghan will be our Chief Financial Officer and Secretary upon consummation of the Acquisition. Reflects the ownership by Mr. Callaghan of a 7.65% membership interest in Ultimate Resort, LLC. Mr. Callaghan’s primary business address is 3501 W. Vine Street, Suite 225, Kissimmee, Florida 34741.
(15)	Mr. Healy will be our Senior Vice President, Sales upon consummation of the Acquisition. Reflects the ownership by Mr. Healy of a 4.81% membership interest in Ultimate Resort, LLC. Mr. Healy’s primary business address is 3501 W. Vine Street, Suite 225, Kissimmee, Florida 34741.
(16)	Mr. Powers will be our Senior Vice President, Operations upon consummation of the Acquisition. Reflects the ownership by Mr. Powers of a 10% membership interest in Private Escapes Holdings, LLC. Mr. Powers’ primary business address is 145 East Mountain Avenue, Fort Collins, Colorado 80524.
(17)	Mr. Amonette will be our Senior Vice President, Business Development upon consummation of the Acquisition. Reflects the ownership by Mr. Amonette of a 4.5% membership interest in Ultimate Resort, LLC. Mr. Amonette’s primary business address is 3501 W. Vine Street, Suite 225, Kissimmee, Florida 34741.
(18)	Mr. D’Ambrosio will be our Senior Vice President, Chief Technology Officer upon consummation of the Acquisition. Reflects the ownership by Mr. D’Ambrosio of a 2.05% membership interest in Ultimate Resort, LLC. Mr. D’Ambrosio’s primary business address is 3501 W. Vine Street, Suite 225, Kissimmee, Florida 34741.
(19)	Mr. Greissel will be one of our directors upon consummation of the Acquisition. Reflects the ownership by Mr. Greissel of a 0.14% membership interest in Ultimate Resort, LLC. Mr. Greissel’s primary business address is 3501 W. Vine Street, Suite 225, Kissimmee, Florida 34741.
(20)	Based on information contained in a Schedule 13G/A filed with the SEC on January 12, 2009 by Bulldog Investors, Phillip Goldstein and Andrew Dakos. Phillip Goldstein and Andrew Dakos are principals of Bulldog Investors. Clients of Phillip Goldstein and Andrew Dakos are entitled to receive dividends and sale proceeds. The address of Bulldog Investors is Park 80 West, Plaza Two, Saddle Brook, New Jersey 07663.
(21)	Based on information contained in a Schedule 13G/A filed with the SEC on February 4, 2009 by HBK Investments L.P. (“HBK Investments”), HBK Services LLC (“Services”), HBK Partners II L.P. (“HBK Partners”), HBK Management LLC (“HBK Management”), and HBK Master Fund L.P. (“HBK Master”). Excludes an aggregate of 1,249,100 shares of common stock that may be issued upon the exercise of warrants purchased by these entities on the later of the completion of our initial business combination or October 23, 2008. HBK Investments has delegated discretion to vote and dispose of securities to Services. Services may, from time to time, delegate discretion to vote and dispose of certain of the shares to HBK New York LLC, HBK Virginia LLC, HBK Europe Management LLP, and/or HBK Hong Kong Ltd. (collectively, the “Subadvisors”). Each of Services and the Subadvisors is under common control with HBK Investments. The Subadvisors disclaim beneficial ownership of the securities. The address for all of the above listed entities, except HBK New York, is 2101 Cedar Springs Road, Suite 700, Dallas, Texas 79201. The address for HBK New York is 350 Park Avenue, 20th Floor, New York, NY 10022.
(22)	Based on information contained in a Schedule 13G/A filed with the SEC on November 3, 2008 by Millenco, L.P. (“Millenco”), Millennium Management, L.L.C. (“Millennium Management”) and Israel A. Englander. Excludes an aggregate of 1,082,500 shares of common stock that may be issued upon the exercise of warrants purchased by these entities on the later of the completion of our initial business combination or October 23, 2008. Millennium Management is the manager of Millenco, and consequently may be deemed to have voting control and investment discretion over securities owned by Millenco. Mr. Englander is the managing member of Millennium Management. As a result, Mr. Englander may be deemed to be the beneficial owner of any shares deemed to be beneficially owned by Millennium Management. The address for Millenco, Millennium Management and Mr. Englander is 666 Fifth Avenue, New York, New York 10103.

(23)	Based on information contained in a Schedule 13/G filed with the SEC on August 25, 2009 by Arrowgrass Capital Partners (US) LP (“ACP” and Arrowgrass Capital Services (US) Inc. (“ACS”. ACS is the general partner of ACP and as such, may be deemed to beneficially own the shares of common stock held by ACP. ACP and ACS share the power to vote and dispose of the shares held by ACP. The address for the above listed entities is 245 Park Avenue, New York, New York 10167.
(24)	Based on information contained in a Schedule 13G/A filed with the SEC on February 13, 2009 by Commerce Court Value, Ltd. (“Commerce”), Peter W. Poole and Azimuth Opportunity, Ltd. (“Azimuth”). Excludes an aggregate of 1,249,100 shares of common stock that may be issued upon the exercise of warrants purchased by these entities on the later of the completion of our initial business combination or October 23, 2008. Mr. Poole is the director of Commerce and Azimuth, has shared voting and investment power with respect to securities owned by Commerce and Azimuth and disclaims beneficial ownership of such securities. The address for the above listed entities is c/o Ogier, Qwomar Complex, 4th Floor, P.O. Box 3170, Road Town, Tortola, British Virgin Islands.
(25)	Based on information contained in a Schedule 13G/A filed with the SEC on February 4, 2009 by QVT Financial LP (“QVT Financial”), QVT Financial GP LLC (“QVT Financial GP”), QVT Fund (“QVT Fund”) and QVT Associates GP LLC (“QVT Associates”). QVT Financial is the investment manager for QVT Fund, which beneficially owns 853,664 shares of common stock, and for Quintessence Fund L.P. (“Quintessence”), which beneficially owns 94,188 shares of common stock. QVT Financial is also the investment manager for a separate discretionary account managed for Deutsche Bank AG (the “Separate Account”), which holds 87,865 shares of common stock. QVT Financial has the power to direct the vote and disposition of the common stock held by the Fund, Quintessence and the Separate Account. Accordingly, QVT Financial may be deemed to be the beneficial owner of an aggregate of 1,035,717 shares of common stock, consisting of the shares owned by the Fund and Quintessence and the shares held in the Separate Account. Excludes warrants held by the Fund, Quintessence and the Separate Account that are not exercisable until the later of the completion of our initial business combination or October 23, 2008. QVT Financial GP, as General Partner of QVT Financial, may be deemed to beneficially own the same number of shares of common stock reported by QVT Financial. QVT Associates, as General Partner of the Fund and Quintessence, may be deemed to beneficially own the aggregate number of shares of common stock owned by the Fund and Quintessence, and accordingly, QVT Associates may be deemed to be the beneficial owner of an aggregate amount of 947,852 shares of common stock. Each of QVT Financial and QVT Financial GP disclaims beneficial ownership of the shares of common stock owned by the Fund and Quintessence and held in the Separate Account. QVT Associates GP disclaims beneficial ownership of all shares of common stock owned by the Fund and Quintessence, except to the extent of its pecuniary interest therein. The address for QVT Financial is 1177 Avenue of the Americas, 9th Floor, New York, New York 10036.
(26)	Reflects the ownership by Homeland Security Capital Corporation of 13.8% of the membership interests of Secure America Acquisition Holdings, LLC, which is the record holder of 2,360,000 shares of SAAC’s common stock. Accordingly, Homeland Security Capital Corporation may be deemed to own beneficially 325,000 shares of our common stock. However, as noted in footnotes (4) and (5) above, Messrs. McNeill and Rockwell share voting and investment power with respect to all 2,360,000 shares of common stock held by Secure America Acquisition Holdings, LLC.
(27)	Reflects the ownership by Dr. Griffin of 10,000 shares of SAAC’s common stock as well as 1.1% of the membership interests of Secure America Acquisition Holdings, LLC, which is the record holder of 2,360,000 shares of our common stock. Accordingly, Dr. Griffin may be deemed to own beneficially an additional 25,000 shares of our common stock. However, as noted in footnotes (4) and (5) above, Messrs. McNeill and Rockwell share voting and investment power with respect to all 2,360,000 shares of common stock held by Secure America Acquisition Holdings, LLC.
(28)	Reflects the ownership by Mr. Brigante of 3.5% of the membership interests of Secure America Acquisition Holdings, LLC, which is the record holder of 2,360,000 shares of our common stock. Accordingly, Mr. Brigante may be deemed to own 82,500 shares of our common stock. However, as noted in footnotes (4) and (5) above, Messrs. McNeill and Rockwell share voting and investment power with respect to all 2,360,000 shares of common stock held by Secure America Acquisition Holdings, LLC.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

SAAC Related Person Transactions

Related Person Policy

SAAC’s audit committee, pursuant to its written charter, is responsible for reviewing and approving related-party transactions to the extent SAAC enters into such transactions. The audit committee will consider all relevant factors when determining whether to approve a related party transaction, including whether the related party transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related party’s interest in the transaction. No director may participate in the approval of any transaction in which he is a related party, but that director is required to provide the audit committee with all material information concerning the transaction. Additionally, SAAC requires each of its directors and executive officers to complete a directors’ and officers’ questionnaire on an annual basis that elicits information about related party transactions. These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.

Founder Shares

In May 2007, SAAC issued an aggregate of 2,500,000 shares of its common stock to Secure America Acquisition Holdings, LLC, an entity controlled by Messrs. McNeill and Rockwell, members of SAAC’s board of directors, and certain other members of SAAC’s management for $25,000 in cash, at a purchase price of $0.01 per share.

Sponsor Warrants

Secure America Acquisition Holdings, LLC, SAAC’s principal initial stockholder and an entity controlled by Philip A. McNeill and S. Kent Rockwell, members of SAAC’s board of directors, agreed to purchase an aggregate of 2,075,000 sponsor warrants at a price of $1.00 per warrant ($2,075,000 in the aggregate) in a private placement that occurred simultaneously with the consummation of SAAC’s IPO. The proceeds from the sale of the sponsor warrants in the private placement were deposited into the trust account and subject to the trust agreement and will be part of the funds distributed to SAAC’s public stockholders in the event SAAC is unable to complete an initial business combination. The sponsor warrants are identical to the warrants sold as part of the units sold in SAAC’s IPO, except that the sponsor warrants (i) are not subject to redemption and (ii) may be exercised on a cashless basis while the warrants included in the units sold in SAAC’s IPO cannot be exercised on a cashless basis, (iii) upon an exercise of the sponsor warrants, the holders of the sponsor warrants will receive unregistered shares of our common stock, and (iv) subject to certain limited exceptions, the sponsor warrants are not transferable until they are released from escrow, which would only be after the consummation of the Acquisition.

Registration Rights

The SAAC founders holding a majority of such shares are entitled to demand that SAAC register these shares pursuant to an agreement dated October 23, 2007. The holders of the majority of these shares may elect to exercise these registration rights at any time commencing on the date on which their shares are released from escrow. In addition, these stockholders have certain “piggyback” registration rights with respect to registration statements filed by SAAC subsequent to the date on which these shares of common stock are released from escrow.

The holders of the majority of SAAC’s sponsor warrants (or underlying shares) are entitled to demand that SAAC register these securities pursuant to the registration rights agreement referred to above. The holders of the majority of these securities may elect to exercise these registration rights with respect to such securities at any time commencing on the date on which their warrants are released from escrow. In addition, these holders will have certain “piggyback” registration rights with respect to registration statements filed subsequent to such date.

Administrative Services

SAAC does not own any real estate or other physical property, and maintains its executive offices at 1005 North Glebe Road, Suite 550, Arlington, Virginia 22201. The cost for this space is included in the $7,500 per-month fee Homeland Security Capital Corporation charges SAAC for general and administrative services pursuant to a letter agreement between SAAC and Homeland Security Capital Corporation, an affiliate of Mr. McMillen. As of September 4, 2009, SAAC will have accrued approximately $82,500 in fees owed to Homeland Security Capital Corporation.

Expenses

SAAC will reimburse its officers, directors and existing stockholders for any out-of-pocket business expenses incurred by them in connection with certain activities on SAAC’s behalf such as identifying and investigating possible target businesses and business combinations. Subject to availability of proceeds not placed in the trust account, there is no limit on the amount of accountable out-of-pocket expenses reimbursable by SAAC.

Other than reimbursable out-of-pocket expenses payable to SAAC’s officers and directors and the general and administrative services arrangement with Homeland Security Capital Corporation, no compensation or fees of any kind, including finders’ and consulting fees, will be paid to any of SAAC’s existing stockholders, officers or directors who owned shares of SAAC’s common stock prior to the IPO, or to any of their respective affiliates, for services rendered to SAAC prior to or with respect to SAAC’s initial business combination.

All ongoing and future transactions between SAAC and any of SAAC’s officers, directors and existing stockholders or their respective affiliates, including loans by SAAC’s officers, directors and existing stockholders, will be on terms believed by SAAC to be no less favorable to SAAC than are available from unaffiliated third parties, and such transactions or loans, including any forgiveness of loans, will require prior approval in each instance by a majority of our uninterested, “independent” directors or the members of SAAC’s board of directors who do not have an interest in the transaction, in either case who have access, at SAAC’s expense, to our attorneys or independent legal counsel.

Lack of Compensation, Fees

Other than the $7,500 per month administrative fee payable to Homeland Security Capital Corporation and reimbursable out-of-pocket expenses payable to SAAC’s officers and directors, no compensation or fees of any kind, including finder’s fees, consulting fees or other similar compensation, will be paid to any of SAAC’s initial stockholders, sponsors, officers or directors, or to any of their respective affiliates, prior to or with respect to the initial business combination (regardless of the type of transaction that it is).

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires SAAC’s directors and officers and persons owning more than 10% of SAAC common stock to file reports of ownership and changes of ownership with the SEC. Based on SAAC’s review of the copies of such reports furnished to it, or representations from certain reporting persons that no other reports were required, SAAC believes that all applicable filing requirements were complied with during the fiscal year ended December 31, 2008, except that Bulldog Investors failed to file an initial report of ownership, as well as an unknown number of reports covering an unknown number of transactions.

Ultimate Escapes Related Person Transactions

SAAC has adopted a code of conduct that applies to the executive officers, directors and employees of SAAC, its subsidiaries and its controlled affiliates. The code of conduct is available as part of SAAC’s filings with the SEC at www.sec.gov, and on its website at www.secureamericacorp.net. The code of conduct includes policies and procedures relating to the review and approval of material related party transactions and business or professional relationships.

Real Property Leases

The corporate headquarters of Ultimate Escapes at 3501 W. Vine Street, Suite 225, Kissimmee, Florida, 34741, is leased from La Mirada Plaza, LLC, an affiliate of James M. Tousignant, the President and Chief Executive Officer of Ultimate Escapes. It is one of the conditions to the closing of the Acquisition that SAAC shall have received, to its sole satisfaction, verification from an independent third party that the terms of that lease are fair, reasonable and at prevailing market rates.

In connection with Ultimate Escapes’ acquisition of Private Escapes, Ultimate Escapes leases a property from Private Escapes Holdings, LLC. Mr. Keith is the managing member of, and owns a 75% membership interest in, and Mr. Powers owns a 10% membership interest in, Private Escapes Holdings, LLC. While the terms of the lease have not yet been finalized, Ultimate Escapes expects that the lease will expire on March 31, 2010, and that the rental rate will be a commercially reasonable rate to be negotiated in good faith.

Registration Rights

The UE Owners, which include certain officers and directors of Ultimate Escapes, will be entitled to registration rights, subject to certain limitations, with respect to shares of SAAC common stock for which their membership units of Ultimate Escapes may be exchanged. SAAC has agreed, as soon as possible after the closing date of the Acquisition but in no event later than eight months from the closing date, to file a Registration Statement on Form S-3 covering the shares of SAAC common stock for which their membership units of Ultimate Escapes may be exchanged. In addition, the UE Owners will have certain “piggyback” registration rights on registration statements filed after SAAC consummates the Acquisition.

Through April 30, 2007, we leased certain of our employees from Castle Rock Partners, LLC, an entity owned by Mr. Tousignant. We paid the direct costs for these employees without markup plus a monthly management fee of $50,000 from January 1, 2007 to April 30, 2007. On May 1, 2007, the lease agreement was cancelled and we entered into a new agreement with a non-related third party. During 2008, we paid a monthly management fee of $5,000 to Castle Rock Partners, LLC. In addition, during 2008, we made a $40,000 advance to Castle Rock Partners, LLC, which was non-interest bearing and due on demand. The amount was repaid in 2009.

Private Escapes Related Party Transactions

Financing Arrangements

Private Escapes Pinnacle, LLC, a subsidiary of Private Escapes, borrowed $3.75 million from Kederike, LLC (“Kederike”), an entity in which Mr. Keith is a 50% owner, pursuant to a loan agreement dated June 1, 2006, as subsequently amended. The loan proceeds were used to pay a portion of the purchase price for the acquisition of four properties. Interest accrues on the loan at a rate equal to 1.5 percentage points over the interest rate applicable to the primary bank loan financing the acquisition of the properties. In addition, Kederike was paid a loan fee of $250,000 that was earned upon origination, has been paid loan extension and similar fees totaling $86,806, and is entitled to receive, upon the earlier of the sale of a property or the request of Kederike commencing three years after the acquisition of the property, 50% of the then-current fair market value of the property, less (i) the original purchase price of the property and (ii) 2.5% of such fair market value. The total amount of interest paid under the loan was $477,916 through June 30, 2009. The maturity date of the loan was October 15, 2009; however, the parties are in the process of negotiating an extension of the maturity date.

Private Escapes Premiere Villa Cassia, a subsidiary of Private Escapes, borrowed $450,000 from Kederike pursuant to a loan agreement dated July 19, 2006. The loan proceeds were used to pay a portion of the purchase price for the acquisition of a property. Interest accrued on the loan at a rate of 15% per annum. In addition, Kederike was paid a loan origination fee of $22,500. The loan matured and was repaid in full on April 19, 2007. The total amount of interest paid under the loan was $72,563.

During 2007, Mr. Keith purchased seven properties which he then leased to Private Escapes, for a monthly rate equal to the amount of the mortgage payments. During 2008, all but one of these properties were purchased from Mr. Keith, at the original acquisition cost, by subsidiaries of Private Escapes. Mr. Keith continues to own, and lease to Private Escapes, the remaining property. The total lease payments made to Mr. Keith under these lease arrangements were $419,737.35 in 2007, $345,849.77 in 2008 and $100,947.45 during the six months ended June 30, 2009. Ultimate Escapes is in the process of negotiating a new lease with Mr. Keith for this remaining property. While the terms of the lease have not yet been finalized, Ultimate Escapes expects that the lease will expire on March 31, 2010, and that the rental rate will be a commercially reasonable rate to be negotiated in good faith.

Each of Mr. Keith, Mr. Powers and Karen Siwek, Private Escapes’ former Chief Real Estate Officer, has executed personal guarantees of mortgages for certain properties owned by subsidiaries of Private Escapes. As of June 30, 2009, the aggregate original loan amounts of the mortgages guaranteed by such individuals were $13,552,066 for Mr. Keith, $372,000 for Mr. Powers and $475,920 for Ms. Siwek.

Prior to Ultimate Escapes’ acquisition of Private Escapes, a subsidiary of Private Escapes was a minority member in Villa Bugambilia, LLC, an entity which owns a property located in Mexico on which a condominium is being constructed. Mr. Keith currently owns a majority interest in, and is the managing member of Villa Bugambilia. Upon the closing of Ultimate Escapes’ acquisition of Private Escapes, Mr. Keith contributed a portion of his ownership interest (5%) in Villa Bugambilia to Ultimate Escapes, such that Mr. Keith and Ultimate Escapes have ownership interests of 71.2% and 15%, respectively.

Mr. Keith borrowed $505,001 from Private Escapes in March 2008. Mr. Keith repaid $250,000 of the principal amount of the loan in November 2008. Upon the closing of Ultimate Escapes’ acquisition of Private Escapes, Ultimate Escapes received a 5% equity interest in Villa Bugamabilia, and the balance of the loan amount was forgiven. No interest has been paid under the loan through June 30, 2009.

In November 2008, Mr. Keith and Ms. Siwek each advanced $150,000 to Ultimate Escapes in the form of short-term loans, which were repaid in full during 2008. Interest was paid on these loans at a rate of 11% per annum. The total interest paid to Mr. Keith was $949, and the total interest paid to Ms. Siwek was $1,311.

Other

Private Escapes receives interior design services for Private Escapes’ properties from the sister of Ms. Siwek, pursuant to a letter agreement dated December 1, 2003. The agreement may be terminated by either party at any time on ten days’ notice. Amounts paid by Private Escapes under this agreement were $186,638 in 2006, $187,151 in 2007, $178,943 in 2008 and $53,590 during the six months ended June 30, 2009.

DESCRIPTION OF SAAC SECURITIES

The following description summarizes the material terms of SAAC’s capital stock. Because it is only a summary, it may not contain all the information that is important to you. For a complete description you should refer to SAAC’s amended and restated certificate of incorporation and bylaws, which are filed as exhibits to the registration statement on Form S-1 filed in connection with SAAC’s IPO, and to the applicable provisions of the DGCL. See the section entitled, “Where You Can Find More Information.”

General

SAAC’s authorized capital stock consists of 50,000,000 shares of common stock, $0.0001 par value, and 1,000,000 shares of undesignated preferred stock, $0.0001 par value. If the Pre-Acquisition Charter Amendment is approved, then SAAC’s authorized shares of preferred stock will be increased to 20,000,000. If the Post-Acquisition Charter Amendment is approved, then SAAC’s authorized shares of common stock will be increased to 300,000,000 shares.

Units

Each unit consists of one share of common stock and one warrant. Each warrant entitles the holder to purchase one share of common stock. The units began trading on the NYSE Amex on October 23, 2007 and SAAC’s common stock and warrants comprising the units began separate trading on January 18, 2008. Prior to October 23, 2007, there was no established public trading market for SAAC’s units. Prior to January 18, 2008, there was no established public trading market for SAAC’s common stock or warrants.

Common Stock

As of the date of this proxy statement, there are 12,500,000 shares of SAAC common stock outstanding held by seven stockholders of record. Holders of common stock have exclusive voting rights for the election of SAAC directors and all other matters requiring stockholder action, except with respect to amendments to SAAC’s amended and restated certificate of incorporation that alter or change the powers, preferences, rights or other terms of any outstanding preferred stock if the holders of such affected series of preferred stock are entitled to vote on such an amendment. Holders of common stock are entitled to one vote per share on matters to be voted on by stockholders. In connection with the vote required for any business combination, all of SAAC’s existing stockholders, including all of SAAC’s officers and directors, have agreed to vote their respective shares of common stock owned by them immediately prior to the IPO in accordance with the majority of the public stockholders. Any common stock acquired by SAAC’s existing stockholders, officers or directors in the offering or aftermarket will be considered part of the holdings of the public stockholders. However, SAAC’s existing stockholders and SAAC’s officers and directors have also agreed that if they acquire shares of our common stock in this offering or in the aftermarket, they will vote all such shares in favor of our initial business combination. Except with respect to the conversion rights afforded to public stockholders and their obligation to vote such shares in favor of our initial business combination, our existing stockholders, officers and directors will have the same rights as other public stockholders with respect to shares of our common stock that they acquire in this offering or in the aftermarket.

SAAC’s board of directors is divided into, three classes with only one class of directors being elected in each year and each class serving a three-year term. There is no cumulative voting with respect to the election of directors, with the result that the holders of more than 50% of the shares voted for the election of directors can elect all of the directors.

In connection with the vote required for SAAC’s initial business combination, all of the SAAC founders have agreed to vote their founder shares in accordance with the majority of the Public Shares.

SAAC will proceed with the business combination only if a majority of the shares of common stock voted by the public stockholders are voted in favor of the Acquisition and stockholders owning less than 30% of the Public Shares vote against the Acquisition and exercise their conversion rights discussed below.

Pursuant to SAAC’s amended and restated certificate of incorporation, if SAAC does not consummate an initial business combination by 24 months from the date of the consummation of its IPO, or October 29, 2009, its corporate existence will cease except for the purposes of winding up its affairs and liquidating. If SAAC is forced to liquidate prior to an initial business combination, its public stockholders are entitled to share ratably in the trust account, inclusive of any interest not previously released to SAAC to fund working capital requirements and net of any income taxes due on such interest, which income taxes, if any, shall be paid from the trust account, and any assets remaining available for distribution to them. If SAAC does not complete an initial business combination and the trustee must distribute the balance of the trust account, the underwriters have agreed that: (i) they will forfeit any rights or claims to their deferred underwriting discounts and commissions, including any accrued interest thereon, then in the trust account, and (ii) the deferred underwriters’ discounts and commissions will be distributed on a pro rata basis among the public stockholders, together with any accrued interest thereon and net of income taxes payable on such interest. SAAC’s initial stockholders have agreed to waive their respective rights to participate in any liquidation distribution occurring upon SAAC’s failure to consummate an initial business combination with respect to the founders’ common stock. SAAC’s initial stockholders will therefore not participate in any liquidation distribution with respect to such founder shares. They will, however, participate in any liquidation distribution with respect to any shares of common stock acquired in connection with or following the IPO.

SAAC’s stockholders have no redemption, preemptive or other subscription rights and there are no sinking fund or redemption provisions applicable to the common stock, except that public stockholders have the right to have their shares of common stock converted for cash equal to their pro rata share of the trust account if they vote either for or against our initial business combination and the business combination is approved and completed. Public stockholders who redeem their stock into their pro rata share of the trust account still have the right to exercise the warrants that they received as part of the units, which they have not previously sold.

Secure America Acquisition Holdings, LLC, SAAC’s principal initial stockholder and an entity controlled by Messrs. McNeill and Rockwell, has also agreed to waive its rights to participate in any liquidation occurring upon our failure to consummate a business combination, but only with respect to those shares of common stock acquired by it prior to IPO.

SAAC has not paid any dividends on our common stock to date and do not intend to pay dividends prior to the completion of a business combination. The payment of dividends in the future will be contingent upon our revenues and earnings, if any, capital requirements and general financial condition subsequent to completion of a business combination. The payment of any dividends subsequent to a business combination will be within the discretion of SAAC’s board of directors. It is the present intention of our board of directors to retain all earnings, if any, for use in our business operations and, accordingly, our board does not anticipate declaring any dividends in the foreseeable future.

The holders of SAAC’s 2,500,000 founder shares are entitled to registration rights pursuant to an agreement entered on October 23, 2007. The holders of a majority-in-interest of such shares of common stock (and the sponsor warrants and shares of common stock issuable upon exercise of the sponsor warrants, as described below) are entitled to make up to two demands that SAAC register such securities and also have “piggy-back” registration rights to participate in other registrations filed subsequent to such date. SAAC will bear the expenses incurred in connection with any such registration statements other than underwriting discounts or commissions for securities not sold by us.

Pursuant to our amended and restated certificate of incorporation, if we do not consummate a business combination by October 29, 2009, our corporate existence will cease except for the purposes of winding up our affairs and liquidating. If we are forced to liquidate prior to a business combination, our public stockholders are entitled to share ratably in the trust account, including any interest, and any net assets remaining available for distribution to them after payment of liabilities. Our existing stockholders have agreed to waive their rights to share in any distribution with respect to their initial shares.

Founder Shares

In May 2007, we issued an aggregate of 2,500,000 shares of our common stock to Secure America Acquisition Holdings, LLC, an entity controlled by Messrs. McNeill and Rockwell, members of our board of directors, and certain other members of our management for $25,000 in cash, at a purchase price of $0.01 per share. The founder shares are identical to the shares of SAAC common stock held by the public stockholders, except that:

•	the founders shares are subject to the transfer restrictions described below;
•	the initial stockholders have agreed to vote the founder shares in the same manner as a majority of the Public Shares in connection with the Acquisition Proposal and as a result, will not be able to exercise conversion rights (as described below) with respect to the SAAC common stock they hold; and
•	the SAAC founders have agreed to waive their rights to participate in any liquidation distribution with respect to the founder shares if SAAC fails to consummate an initial business combination.

On October 23, 2007, the founders, including all of SAAC’s officers, directors and special advisors, placed the shares of common stock they owned before the completion of the IPO into an escrow account maintained by Continental Stock Transfer & Trust Company, acting as escrow agent pursuant to an escrow agreement. The founder shares will not be transferable during the applicable escrow period (as defined below), except that such initial shares may be transferred (i) to persons or entities controlling, controlled by, or under common control with such person or entity, or to any stockholder, member, partner or limited partner of such person or entity, or (ii) to family members and trusts of permitted assignees for estate planning purposes, or upon the death of any such person, to an estate or beneficiaries of permitted assignees; in each case, such transferee will be subject to the same transfer restrictions as our existing stockholders until after SAAC completes its initial business combination. Any shares held by these transferees would remain subject to the stock escrow agreement. The shares will not be released from escrow until one year following SAAC’s initial business combination or earlier if, following a business combination, we consummate a transaction that results in all of our stockholders having the right to exchange their shares of common stock for cash, securities or other property.

In addition, the SAAC founders or their permitted transferees are entitled to registration rights with respect to founders’ common stock under an agreement signed on the date of the IPO.

As a condition to the closing of the Acquisition, the SAAC founders have agreed to cancel, on a pro rata basis, an aggregate number of shares of SAAC common stock they acquired prior to SAAC’s IPO, such that they will own an aggregate of 20% of the issued and outstanding shares of SAAC common stock at the closing. A copy of this letter agreement is attached to this proxy statement as Annex J.

Preferred Stock

As of the date of this proxy statement, SAAC’s amended and restated certificate of incorporation authorizes the issuance of 1,000,000 shares of blank check preferred stock with such designation, rights and preferences as may be determined from time to time by our board of directors. SAAC, however, is seeking to increase the number of authorized shares of preferred stock from 1,000,000 shares to 20,000,000 shares. See the section entitled, “Proposals To Be Considered by SAAC Stockholders — The Preferred Capitalization Proposal” for additional information.

In connection with the Acquisition and in accordance with the terms of the Contribution Agreement, SAAC’s board of directors will create the Series A Preferred Voting Stock as a new series of preferred stock and SAAC intends to issue 7,178,841 shares of Series A Preferred Voting Stock upon the consummation of the Acquisition and up to 7,000,000 additional shares of Series A Preferred Voting Stock with respect to each earn-out unit issued.

This new Series A Preferred Voting Stock will be entitled to one vote per share and to vote as a single class with the common stock on all matters. In addition, the holders of Series A Preferred Voting Stock will have a separate right to vote as a single class on (a) amendments to our amended and restated certificate of incorporation that effect a division or combination of our common stock unless such amendment proportionately divides or combines the Series A Preferred Voting Stock, (b) the declaration of any dividend or distribution on our common stock (other than in connection with a dissolution and liquidation) in shares of common stock unless a proportionate dividend or distribution is declared on the Series A Preferred Voting Stock and (c) a division or subdivision of the Series A Preferred Voting Stock into a greater number of shares of Series A Preferred Voting Stock or a combination or consolidation of the Series A Preferred Voting Stock.

The Series A Preferred Voting Stock will not be entitled to receive any liquidation preference, dividends or other distributions. In the event of SAAC’s liquidation, the holders of the Series A Preferred Voting Stock are only entitled to receive $0.001 per share pari passu with the holders of shares of SAAC common stock, and nothing more. The shares of Series A Preferred Voting Stock will be subject to transfer restrictions intended to cause such shares to be transferred only together with exchangeable units. The holders of Series A Preferred Voting Stock will have no conversion, preemptive or other subscription rights and there will be no sinking fund provisions applicable to the Series A Preferred Voting Stock.

For each membership unit of Ultimate Escapes issued to the UE Owners, the UE Owners will also receive one share of Series A Voting Preferred Stock. At any time that any UE Owner exchanges membership units of Ultimate Escapes for shares of SAAC common stock, a like number of shares of Series A Voting Preferred Stock will be canceled.

Warrants

As of the date of this proxy statement, there are 12,075,000 warrants to purchase SAAC common stock outstanding held by one stockholder of record.

Public Stockholders’ Warrants

Each warrant issued in the IPO entitles the registered holder to purchase one share of our common stock at a price of $5.25 per share, subject to adjustment as discussed below, at any time commencing on the later of:

•	the completion of SAAC’s initial business combination; or
•	one year after the effective date of the IPO prospectus.

The warrants will expire on October 23, 2011 at 5:00 p.m., New York City time.

SAAC may call the warrants for redemption at any time beginning one year after the completion of an initial business combination:

•	in whole and not in part;
•	at a price of $0.01 per warrant at any time after the warrants become exercisable;
•	upon not less than 30 days’ prior written notice of redemption to each warrant holder; and
•	if, and only if, after the expiration of one year after the completion of a business combination, the reported last sale price of the common stock equals or exceeds $11.50 per share for any 20 trading days within a 30-trading day period ending on the third business day prior to the notice of redemption to warrantholders.

SAAC will not redeem the warrants unless we have an effective registration statement covering the shares of common stock issuable upon exercise of the warrants and a current prospectus is available throughout the 30-day notice of redemption period.

SAAC has established these criteria to provide warrant holders with a reasonable premium to the initial warrant exercise price as well as a reasonable cushion against a negative market reaction, if any, to SAAC’s redemption call. If the foregoing conditions are satisfied and SAAC calls the warrants for redemption, each warrant holder shall then be entitled to exercise his or her warrant prior to the date scheduled for redemption, however, there can be no assurance that the price of the common stock will exceed the call trigger price or the warrant exercise price after the redemption call is made.

The warrants are issued in registered form under a warrant agreement between Continental Stock Transfer & Trust Company, as warrant agent, and SAAC.

The exercise price and number of shares of common stock issuable on exercise of the warrants may be adjusted in certain circumstances including in the event of a stock dividend, or our recapitalization, reorganization, merger or consolidation. However, the warrants will not be adjusted for issuances of common stock at a price below their exercise price.

The warrants may be exercised upon surrender of the warrant certificate on or prior to the expiration date at the offices of the warrant agent, with the exercise form on the reverse side of the warrant certificate completed and executed as indicated, accompanied by full payment of the exercise price, by certified check payable to us, for the number of warrants being exercised. The warrant holders do not have the rights or privileges of holders of common stock or any voting rights until they exercise their warrants and receive shares of common stock. After the issuance of shares of common stock upon exercise of the warrants, each holder will be entitled to one vote for each share held of record on all matters to be voted on by stockholders.

No warrants held by public stockholders will be exercisable and SAAC will not be obligated to issue shares of common stock unless, at the time a holder seeks to exercise such warrant, a registration statement relating to the common stock issuable upon exercise of the warrants is effective and current and the common stock has been registered or qualified or deemed to be exempt under the securities laws of the state of residence of the holder of the warrants. Under the terms of the warrant agreement, SAAC has agreed to use its best efforts to meet these conditions and to maintain a current prospectus relating to the common stock issuable upon exercise of the warrants until the expiration of the warrants. However, SAAC cannot assure you that we it be able to do so and, if we do not maintain a current prospectus relating to the common stock issuable upon exercise of the warrants, holders will be unable to exercise their warrants and we will not be required to settle any such warrant exercise. If the prospectus relating to the common stock issuable upon the exercise of the warrants is not current or if the common stock is not qualified or exempt from qualification in the jurisdictions in which the holders of the warrants reside, we will not be required to net cash settle or cash settle the warrant exercise, the warrants may have no value, the market for the warrants may be limited and the warrants may expire worthless.

No fractional shares will be issued upon exercise of the warrants. If, upon exercise of the warrants, a holder would be entitled to receive a fractional interest in a share, we will, upon exercise, round up or down to the nearest whole number the number of shares of common stock to be issued to the warrant holder.

See the section entitled, “Proposals to be Considered by SAAC Warrantholders — The Warrant Amendment Proposal,” for the proposed new terms of the warrants which, if approved, will be amended as provided for therein.

Sponsor Warrants

Secure America Acquisition Holdings, LLC, SAAC’s principal initial stockholder and an entity controlled by Messrs. McNeill and Rockwell, agreed to purchase, in a private placement that occurred immediately prior to the IPO, 2,075,000 warrants, or sponsor warrants, at a purchase price of $1.00 per warrant, exercisable for common stock at a per-share price of $5.25. If SAAC does not complete the Acquisition, then the gross proceeds from the private placement will become part of the liquidating distribution to SAAC’s public stockholders. The sponsor warrants will be identical to the warrants offered in this offering, except that (i) the sponsor warrants are not subject to redemption so long as the sponsor warrants are held by Secure America Acquisition Holdings, LLC or one of its existing members, (ii) the sponsor warrants may be exercised on a cashless basis while the warrants included in the units sold in this offering cannot be exercised on a cashless basis, (iii) upon an exercise of the sponsor warrants, the holders of the sponsor warrants will receive unregistered shares of our common stock, and (iv) subject to certain limited exceptions, the sponsor warrants are not transferable until they are released from escrow, as described below, which would only be after the consummation of our initial business combination.

The sponsor warrants, unlike the warrants included in the units being offered in this offering, may be exercised on a cashless basis. Exercises on a cashless basis enable the holder to convert the value in the warrant (the fair market value of the common stock minus the exercise price of the warrant) into shares of common stock.

Further, Secure America Acquisition Holdings, LLC and its permitted transferees are entitled to registration rights with respect to the sponsor warrants and the shares of common stock issuable upon exercise of the sponsor warrants pursuant to the terms of an agreement dated October 23, 2007. The holders of a majority-in-interest of such sponsor warrants (and the shares of common stock issuable upon exercise of the sponsor warrants and issued and outstanding prior this offering, as described above) are entitled to make up to two demands that we register such securities and also have “piggy-back” registration rights to participate in other registrations filed subsequent to such date. SAAC will bear the expenses incurred in connection with any such registration statements other than underwriting discounts or commissions for securities not sold by us.

Prior to their release from escrow, the sponsor warrants are not transferable except (i) to persons or entities controlling, controlled by, or under common control with Secure America Acquisition Holdings, LLC, or to any stockholder, member, partner or limited partner of such entity, or (ii) to family members and trusts of permitted assignees for estate planning purposes, or upon the death of any such person, to an estate or beneficiaries of permitted assignees; in each case, such transferees will be subject to the same transfer restrictions as Secure America Acquisition Holdings, LLC until after SAAC completes its initial business combination. The sponsor warrants will be placed in an escrow account at Continental Stock Transfer & Trust Company, acting as escrow agent, and will not be released from escrow until the later of (i) one year after the date of the IPO prospectus and (ii) sixty days after the consummation of our initial business combination. In no event will the sponsor warrants be released from escrow prior to the consummation of our initial business combination.

With those exceptions, the sponsor warrants have terms and provisions that are identical to those of the warrants included in the units offered in the IPO.

Secure America Acquisition Holdings, LLC, the holder of the sponsor warrants, has informed us that it intends to vote in favor of the Warrant Amendment Proposal.

See the section entitled, “Proposals to be Considered by SAAC Warrantholders — The Warrant Amendment Proposal,” for the proposed new terms of the warrants which, if approved, will be amended as provided for therein.

Warrant Agreement

The terms of SAAC’S public warrants and the sponsor warrants are governed by a warrant agreement. Pursuant to Section 9.8 of the Warrant Agreement, dated October 23, 2007, by and between SAAC and Continental Stock Transfer & Trust Company, as Warrant Agent, SAAC and the Warrant Agent may amend any provision of the Warrant Agreement with the consent of the holders of warrants (public warrants and sponsor warrants collectively) exercisable for a majority-in-interest of the shares of SAAC common stock issuable on exercise of all outstanding warrants that would be affected by such amendment. The Warrant Amendment Proposal is based upon SAAC’s ability to amend the Warrant Agreement pursuant to this section of that agreement. See the section entitled, “Proposals to Be Considered by the SAAC’s Warrantholders — The Warrant Amendment Proposal.”

Registration Rights

The holders of SAAC’s 2,500,000 issued and outstanding shares of common stock prior to the IPO, the sponsor warrants, and the shares of common stock issuable upon exercise of the sponsor warrants are entitled to registration rights pursuant to a Registration Rights Agreement, dated as of October 23, 2007, by and among SAAC and the investors set forth therein. The holders of these securities are entitled to make up to two demands at any time after the date on which their shares or warrants, as applicable, are released from escrow, which is one year after the consummation of the Acquisition and 60 days after the consummation of the Acquisition, respectively, that SAAC register the initial shares, the sponsor warrants and the shares of common stock issuable upon exercise of such sponsor warrants and also have “piggy-back” registration rights to participate in other registrations filed subsequent to such date. We will bear the expenses incurred in connection with any such registration statements other than underwriting discounts or commissions for securities not sold by us.

Transfer Agent and Warrant Agent

The transfer agent for SAAC’s securities and warrant agent for SAAC’s warrants is Continental Stock Transfer & Trust Company, 17 Battery Place, New York, New York 10004.

PRICE RANGE OF SECURITIES AND DIVIDENDS

Price Range of SAAC’s Securities

SAAC’s units, common stock and warrants are each listed on the NYSE Amex under the symbols HLD.U, HLD and HLD.WS, respectively. SAAC’s units commenced public trading on October 23, 2007 and its common stock and warrants commenced public trading on January 18, 2008. SAAC is currently eligible for delisting by the NYSE Amex for failure to meet the minimum distribution listing requirements. As of the record date, SAAC had 6 record holders and 237 beneficial holders. NYSE Amex’s minimum distribution requirement under the listing standard applicable to SAAC requires a minimum of 400 stockholders. While SAAC's potential purchases of up to approximately $26 million of Public Shares may make it more difficult for SAAC to regain compliance, SAAC has still applied to continue listing its common stock, units and warrants on the NYSE Amex following the consummation of the Acquisition.

The table below sets forth, for the calendar quarters indicated, the sales prices of SAAC’s units, common stock and warrants as reported on the NYSE Amex. The following table sets forth the sales prices for SAAC’s units for the period from August 2, 2007 through June 30, 2009 and SAAC’s common stock and warrants for the period from August 13, 2007 through June 30, 2009.

	Units		Common				Warrants
	High	Low	High		Low		High		Low
Quarter ended December 31, 2007	$8.06	$7.83	$	N/A	$	N/A	$	N/A	$	N/A
Quarter ended March 31, 2008	7.95	7.41		7.30		6.67		0.68		0.28
Quarter ended June 30, 2008	7.72	7.40		7.49		7.18		0.32		0.25
Quarter ended September 30, 2008	7.70	7.46		7.60		7.35		0.26		0.10
Quarter ended December 31, 2008	7.28	7.00		7.32		6.99		0.13		0.02
Quarter ended March 31, 2009	7.65	6.58		7.85		7.35		0.15		0.02
Quarter ended June 30, 2009	7.80	7.45		7.90		7.32		0.06		0.01

On October 14, 2009, SAAC’s units, common stock and warrants closed at $7.93, $7.92 and $0.09, respectively. On September 2, 2009, the date before the public announcement of the Acquisition, SAAC’s units, common stock and warrants closed at $7.85, $7.89 and $0.10, respectively.

Dividend Policy of SAAC

SAAC has not paid any cash dividends on its common stock to date and does not intend to pay cash dividends prior to the completion of an initial business combination.

LEGAL MATTERS

Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., 666 Third Avenue, Chrysler Center, New York, New York 10017, will pass upon the validity of the common stock and warrants issued in connection with the Acquisition and certain other legal matters related to this proxy statement. Greenberg Traurig, LP, 200 Park Avenue, MetLife Building, 200 Park Avenue, New York, New York 10166 has acted as counsel for Ultimate Escapes.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Pursuant to the rules of the SEC, SAAC and services that it employs to deliver communications to its stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of the proxy statement. Upon written or oral request, SAAC will deliver a separate copy of the proxy statement to any stockholder at a shared address to which a single copy of the proxy statement was delivered and who wishes to receive separate copies in the future. Stockholders receiving multiple copies of the proxy statement may likewise request that SAAC deliver single copies of the proxy statement in the future. Stockholders may notify SAAC of their requests by calling or writing SAAC at its principal executive offices at 1005 North Glebe Road, Suite 550, Arlington, Virginia 22201, Telephone: (703) 528-7073.

FUTURE STOCKHOLDER PROPOSALS

If the Acquisition is not consummated prior to October 29, 2009, SAAC will be required to dissolve and liquidate and will conduct no annual meetings thereafter. If the Acquisition is consummated, SAAC’s next annual meeting of stockholders will be held on or about June 1, 2010 unless the date is changed by SAAC’s board of directors. Proposals to be included in the proxy statement for the 2010 annual meeting must be provided to SAAC by no later than the later of (i) April 2, 2010 or (ii) the tenth day following the date on which the company publicly announces the date of the 2010 annual meeting. You should direct any proposals to SAAC’s secretary at SAAC’s principal executive office.

WHERE YOU CAN FIND MORE INFORMATION

Whenever reference is made in this proxy statement to any of SAAC’s or SAAC’s contracts, agreements or other documents, the references are not necessarily complete, and you should refer to the annexes to the proxy statement for copies of the actual contract, agreement or other document.

SAAC files reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read SAAC’s SEC filings, including SAAC’s proxy statement, over the Internet at the SEC’s website at http://www.sec.gov. You may also read and copy any document SAAC files with the SEC at the SEC public reference room located at 100 F Street, N.E., Room 1580 Washington, D.C., 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You may also obtain copies of the materials described above at prescribed rates by writing to the SEC, Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

If you would like additional copies of this proxy statement or if you have questions about the Acquisition or the proposals to be presented at the Special Meetings, you should contact SAAC by telephone or in writing:

Secure America Acquisition Corporation
1005 North Glebe Road, Suite 550
Arlington, Virginia 22201
Telephone: (703) 528-7073
Attn: C. Thomas McMillen

You may also obtain these documents by requesting them in writing or by telephone from SAAC’s proxy solicitation agent at the following address and telephone number:

Advantage Proxy
24925 13th Place South
Des Moines, Washington 98198
Toll Free Telephone: (877) 870-8565

If you are a stockholder or warrantholder of SAAC and would like to request documents, please do so by October 21, 2009 to receive them before the SAAC special meetings. If you request any documents from SAAC will mail them to you by first class mail, or another equally prompt means.

All information contained or incorporated by reference in this proxy statement relating to SAAC has been supplied by SAAC, and all such information relating to Ultimate Escapes has been supplied by Ultimate Escapes.

This document is a proxy statement of SAAC for the Special Meeting of Warrantholders and Special Meeting of Stockholders. SAAC has not authorized anyone to give any information or make any representation about the Acquisition, Ultimate Escapes or SAAC that is different from, or in addition to, that contained in this proxy statement or in any of the materials that SAAC has incorporated by reference into this proxy statement. Therefore, if anyone does give you information of this sort, you should not rely on it. The information contained in this document speaks only as of the date of this document unless the information specifically indicates that another date applies.

INDEX TO FINANCIAL STATEMENTS

Page
Secure America Acquisition Corporation
Report of Independent Registered Public Accounting Firm	F-1
Balance Sheets at December 31, 2008 and 2007	F-2
Statement of Income for the Year Ended December 31, 2008 and for the Periods from January 26, 2007 (Inception) through December 31, 2007 and December 31, 2008	F-3
Statement of Changes in Stockholders’ Equity for the Period from May 14, 2007 (Inception) through December 31, 2008	F-4
Statement of Cash Flows for the Year Ended December 31, 2008 and for the Periods from May 14, 2007 (Inception) through December 31, 2007 and December 31, 2008	F-5
Notes to Financial Statements	F-6
Condensed Balance Sheets at June 30, 2009 (Unaudited) and December 31, 2008	F-14
Condensed Statements of Operations (Unaudited) for the Three and Six Months Ended June 30, 2009 and 2008, and for the Period from May 14, 2007 (Inception) through June 30, 2009	F-15
Condensed Statement of Stockholders Equity (Unaudited) for the Period from May 14, 2007 (Inception) through June 30, 2009	F-16
Condensed Statements of Cash Flows (Unaudited) for the Six Months Ended June 30, 2009 and 2008 and for the Period from May 14, 2007 (Inception) through June 30, 2009	F-17
Notes to Unaudited Condensed Financial Statements	F-18
Ultimate Resort Holdings, LLC
Report of Independent Registered Public Accounting Firm	F-26
Consolidated Balance Sheets at June 30, 2009 (Unaudited) and December 31, 2008 and 2007	F-27
Consolidated Statements of Operations for the Six Months Ended June 30, 2009 and 2008 (Unaudited) and for the Years Ended December 31, 2008 and 2007	F-28
Consolidated Statement of Equity for the Six Months Ended June 30, 2009 (Unaudited) and the Years Ended December 31, 2008 and 2007	F-29
Consolidated Statements of Cash Flows for the Six Months Ended June 30, 2009 and 2008 (Unaudited) and the Years Ended December 31, 2008 and 2007	F-30
Notes to Consolidated Financial Statements	F-31
Private Escapes Destination Clubs
Report of Independent Registered Public Accounting Firm	F-50
Combined, Consolidated Balance Sheets as of June 30, 2009 (unaudited), December 31, 2008 and 2007	F-51
Combined, Consolidated Statements of Operations and Changes in Owners’ Deficit Accounts for the six months ended June 30, 2009 and 2008 (unaudited) and the years ended December 31, 2008 and 2007	F-52
Combined, Consolidated Statements of Cash Flows for the six months ended June 30, 2009 and 2008 (unaudited) and for the years ended December 31, 2008 and 2007	F-53
Notes to Combined, Consolidated Financial Statements.	F-54

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders
Secure America Acquisition Corporation

We have audited the accompanying balance sheets of Secure America Acquisition Corporation (a corporation in the development stage) as of December 31, 2008 and 2007, and the related statements of income, stockholders’ equity, and cash flows for the year ended December 31, 2008, the period from May 14, 2007 (inception) to December 31, 2007 and the cumulative period from May 14, 2007 (inception) to December 31, 2008. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Secure America Acquisition Corporation as of December 31, 2008 and 2007, and the results of its operations and its cash flows for the year ended December 31, 2008, the period from May 14, 2007 (inception) to December 31, 2007 and the cumulative period from May 14, 2007 (inception) to December 31, 2008, in conformity with U.S. generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that Secure America Acquisition Corporation will continue as a going concern. As discussed in Note 1 to the financial statements, the Company will face a mandatory liquidation on October 29, 2009 if a business combination is not consummated, which raises substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ McGladrey & Pullen, LLP

McGLADREY & PULLEN, LLP
New York, New York
March 30, 2009

SECURE AMERICA ACQUISITION CORPORATION
(A Corporation in the Development Stage)

BALANCE SHEETS

	December 31, 2008	December 31, 2007
ASSETS
Current assets:
Cash	$207,803	$6,867
Investments held in Trust Fund	79,330,205	79,466,371
Prepaid expenses	25,148	95,015
Total current assets	79,563,156	79,568,253
Deferred acquisition costs	105,000	—
Deferred tax asset	133,909	26,058
Total assets	79,802,065	79,594,311
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accrued expenses	$45,882	$47,274
Accounts payable	4,774	33,005
Income taxes payable	15,670	198,382
Deferred interest on investments held in Trust Fund	37,261	—
Deferred underwriters’ discounts and commissions	3,200,000	3,200,000
Note payable to stockholder	—	50,000
Total current liabilities	3,303,587	3,528,661
Common subject to possible conversion, 2,999,999 shares	22,799,992	22,799,992
Commitment
Stockholders’ equity
Preferred stock, $.0001 par value, Authorized 1,000,000 shares; none issued and outstanding	—	—
Common stock, $.0001 par value, Authorized 50,000,000 shares; 12,500,000 shares issued and outstanding (including 2,999,999 shares subject to possible conversion)	1,250	1,250
Additional paid-in capital	52,985,665	52,985,665
Income accumulated during the development stage	711,571	278,743
Total stockholders’ equity	53,698,486	53,265,658
Total liabilities and stockholders’ equity	$79,802,065	$79,594,311

See Notes to Financial Statements.

SECURE AMERICA ACQUISITION CORPORATION
(A Corporation in the Development Stage)

STATEMENTS OF OPERATIONS

	For the Year Ended December 31, 2008	For the Period May 14, 2007 (Inception) to December 31, 2007	For the Cumulative Period May 14, 2007 (Inception) to December 31, 2008
Income:
Net interest income	$1,272,409	$546,377	$1,818,786
Total income	1,272,409	546,377	1,818,786
Expenses:
Formation and operating costs	548,318	95,310	643,628
Net income for the period before income taxes	724,091	451,067	1,175,158
State and federal income taxes	291,263	172,324	463,587
Net income for the period	$432,828	$278,743	$711,571
Weighted average number of shares outstanding – basic and diluted	12,500,000	5,258,621	9,690,635
Net income per share – basic and diluted	$0.03	$0.05	$0.07

See Notes to Financial Statements.

SECURE AMERICA ACQUISITION CORPORATION
(A Corporation in the Development Stage)

STATEMENT OF STOCKHOLDERS’ EQUITY
For the Period from May 14, 2007 (Inception) to December 31, 2008

	Common Stock		Additional Paid-In Capital	Income Accumulated During the Development Stage	Stockholders’ Equity
	Shares	Amount
Common shares issued May 14, 2007 at $.01 per share	2,500,000	$250	$24,750	—	$25,000
Common shares issued October 29, 2007, par value $0.0001, net of underwriters’ discount and offering expenses (includes 2,999,999 shares subject to possible conversion)	10,000,000	1,000	73,685,907	—	73,686,907
Proceeds from private placement of Founder Warrants	—	—	2,075,000	—	2,075,000
Proceeds subject to possible conversion of 2,999,999 shares	—	—	(22,799,992)	—	(22,799,992)
Net Income	—	—	—	$278,743	278,743
Balance at December 31, 2007	12,500,000	1,250	52,985,665	278,743	53,265,658
Net Income	—	—	—	432,828	432,828
Balance at December 31, 2008	12,500,000	$1,250	$52,985,665	$711,571	$53,698,486

See Notes to Financial Statements.

SECURE AMERICA ACQUISITION CORPORATION
(A Corporation in the Development Stage)

STATEMENTS OF CASH FLOWS

	For the Year Ended December 31, 2008	For the Period May 14, 2007 (Inception) to December 31, 2007	For the Cumulative Period May 14, 2007 (Inception) to December 31, 2008
Cash flows from operating activities
Net income	$432,828	$278,743	$711,571
Adjustments to reconcile net loss to net cash used in operating activities:
Interest income on investments held in trust account	(1,309,660)	(546,371)	(1,856,031)
Increase in deferred acquisition costs	(105,000)	—	(105,000)
Increase in deferred income taxes	(107,851)	(26,058)	(133,909)
Decrease (increase) in prepaid expenses	69,867	(95,015)	(25,148)
Increase in accounts payable	3,673	1,101	4,774
(Decrease) increase in accrued expenses	(1,392)	47,274	45,882
(Decrease) increase in income taxes payable	(182,712)	198,382	15,670
Increase in deferred interest on investments held in trust account	37,261	—	37,261
Net cash used in operating activities	(1,162,986)	(141,944)	(1,304,930)
Cash flows from investing activities
Investments deposited in trust account	—	(79,200,000)	(79,200,000)
Interest drawn from trust account	1,445,826	280,000	1,725,826
Net cash provided by (used in) investing activities	1,445,826	(78,920,000)	(77,474,174)
Cash flows from financing activities
Gross proceeds of public offering	—	80,000,000	80,000,000
Proceeds from private placement of Founder Warrants	—	2,075,000	2,075,000
Proceeds from notes payable, stockholder	—	215,000	215,000
Payment of note payable, stockholder	(50,000)	(165,000)	(215,000)
Proceeds from sale of shares of common stock	—	25,000	25,000
Payment of costs related to proposed offering	(31,904)	(3,081,189)	(3,113,093)
Net cash provided by (used in) financing activities	(81,904)	79,068,811	78,986,907
Net increase in cash	200,936	6,867	207,803
Cash at beginning of the period	6,867	—	—
Cash at the end of the period	$207,803	$6,867	$207,803
Non cash financing activities:
Accrual of costs of public offering	—	$31,904	—
Accrual of deferred underwriters’ discounts and commissions	$—	$3,200,000	$3,200,000
Supplemental schedule of cash flows information:
Cash paid during the period for income taxes	$581,826	—	$581,826

See Notes to Financial Statements.

SECURE AMERICA ACQUISITION CORPORATION
(A Corporation in the Development Stage)

NOTES TO FINANCIAL STATEMENTS

1. Organization and Business Operations

Secure America Acquisition Corporation (the “Company”) was incorporated in Delaware on May 14, 2007 as a blank check company for the purposes of acquiring, or acquiring control of, through a merger, capital stock exchange, asset acquisition or other similar business combination, one or more domestic or international operating businesses, which we refer to as our initial business combination. The Company’s efforts in identifying a prospective target business will be limited to the homeland security industry, but not businesses that design, build or maintain mission-critical facilities.

The registration statement for the Company’s initial public offering (“Offering”) was declared effective October 23, 2007. The Company consummated the Offering on October 29, 2007, issuing 10,000,000 units at a price of $8.00 per unit, which started trading separately on January 18, 2008. The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Offering, although substantially all of the net proceeds of the Offering are intended to be generally applied toward consummating a business combination with an operating business (“Business Combination”). There is no assurance that the Company will be able to successfully effect a Business Combination. Upon the closing of the Offering, management placed $7.92 per unit sold in the Offering, or $79,200,000 into a trust account (“Trust Account”) and invested these proceeds in United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act of 1940 having a maturity of 180 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act of 1940 until the earlier of (i) the consummation of its first Business Combination and (ii) liquidation of the Company. The investments in the Trust Account have been accounted for as trading securities and are recorded at their market value of approximately $79,330,205 at December 31, 2008. The placing of funds in the Trust Account may not protect those funds from third party claims against the Company. Although the Company will seek to have all vendors, providers of financing, prospective target businesses or other entities it engages, execute agreements with the Company waiving any right, title, interest or claim of any kind in or to any monies held in the Trust Account, there is no guarantee that they will execute such agreements. Two of the Company’s affiliates have agreed that they will be liable under certain circumstances to ensure that the proceeds in the Trust Account are not reduced by the claims of target businesses or vendors, providers of financing, service providers or other entities that are owed money by the Company for services rendered to or contracted for or products sold to the Company. There can be no assurance that they will be able to satisfy those obligations. The net proceeds not held in the Trust Account may be used to pay for business, legal and accounting due diligence on prospective acquisitions and continuing general and administrative expenses. Additionally, up to an aggregate of $1,000,000 of interest earned on the Trust Account balance may be released to the Company to fund working capital requirements and additional funds may be released to fund tax obligations. An additional $150,000 of interest earned (net of taxes) on the Trust Account balance was released to the Company to repay a loan made to the Company by Secure America Acquisition Holdings, LLC. The reconciliation of investments held in the Trust Account as of December 31, 2008 and 2007 is as follows:

	December 31, 2008	December 31, 2007
Contribution to trust	$79,200,000	$79,200,000
Interest income received	1,856,031	546,371
Withdrawals to fund loan repayments	(150,000)	(100,000)
Withdrawals to fund income taxes	(581,826)	—
Withdrawals to fund operations(a)	(994,000)	(180,000)
Total investments held in trust	$79,330,205	$79,466,371

(a)	amount is limited to $1,000,000.

SECURE AMERICA ACQUISITION CORPORATION
(A Corporation in the Development Stage)

NOTES TO FINANCIAL STATEMENTS

1. Organization and Business Operations  – (continued)

The Company, after signing a definitive agreement for the acquisition of a target business, is required to submit such transaction for stockholder approval. In the event that stockholders owning 30% or more of the shares sold in the Offering vote against the Business Combination and exercise their conversion rights described below, the Business Combination will not be consummated. All of the Company’s stockholders prior to the Offering (“Founders”), have agreed to vote their 2,500,000 founding shares of common stock in accordance with the vote of the majority of the shares voted by all other stockholders of the Company (“Public Stockholders”) with respect to any Business Combination. After consummation of a Business Combination, these voting safeguards will no longer be applicable.

With respect to a Business Combination which is approved and consummated, any Public Stockholder who voted against the Business Combination may demand that the Company convert his or her shares. The per share conversion price will equal the amount in the Trust Account, calculated as of two business days prior to the consummation of the proposed Business Combination, divided by the number of shares of common stock held by Public Stockholders at the consummation of the Offering. Accordingly, Public Stockholders holding 2,999,999 shares sold in the Offering may seek conversion of their shares in the event of a Business Combination. Accordingly, a portion of the proceeds of the Offering (29.999% of the amounts placed in the Trust Account other than those related to deferred underwriters’ discounts and commissions as described in Note 3) have been classified as common stock subject to possible conversion and a portion (29.99%) of the interest earned on the Trust Account, after deducting the amounts permitted to be utilized for tax obligations, loan repayment and working capital purposes has been recorded as deferred interest in the accompanying balance sheets. Such Public Stockholders are entitled to receive their per share interest in the Trust Account computed without regard to the shares of common stock held by the Founders prior to the consummation of the Offering.

On the effective date of the Offering (“Effective Date”), the Company’s Certificate of Incorporation was amended (i) to provide that the Company will continue in existence only until 24 months from the consummation of the offering (October 29, 2009) and (ii) to increase the number of authorized shares to 50,000,000. If the Company has not completed a Business Combination by such date, its corporate existence will cease and it will dissolve and liquidate. This factor raises substantial doubt about the Company’s ability to continue as a going concern. The financial statements do not include any adjustments that may result from the outcome of this uncertainty. In the event of liquidation, it is likely that the per share value of the residual assets remaining available for distribution (including Trust Account assets) will be less than the initial public offering price per share in the Offering (assuming no value is attributed to the warrants contained in the Units to be offered in the Offering discussed in Note 2).

Concentration of Credit Risk — The Company maintains cash in a bank deposit account which, at times, exceeds federally insured (FDIC) limits. The Company has not experienced any losses on this account. The Trust Account is held at Suntrust Bank. Continental Stock Transfer and Trust Company is the trustee of the Trust Account.

Deferred Income Taxes — Deferred income taxes are provided for the differences between bases of assets and liabilities for financial reporting and income tax purposes. A valuation allowance is established when necessary to reduce deferred tax assets to the amount expected to be realized.

Income per Share — Income per share is computed by dividing net income by the weighted-average number of shares of common stock outstanding during the period.

The effect of the 10,000,000 outstanding warrants included in the units issued in connection with the Offering and the 2,075,000 outstanding warrants issued in connection with the private placement has not been considered in the diluted income per share calculation since such warrants are contingently exercisable.

SECURE AMERICA ACQUISITION CORPORATION
(A Corporation in the Development Stage)

NOTES TO FINANCIAL STATEMENTS

1. Organization and Business Operations  – (continued)

Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

Fair value of Financial Instruments — The following methods and assumptions are used to estimate fair value of each class of financial instruments for which it is practical to estimate.

The fair value of the Company’s assets and liabilities that qualify as financial instruments under SFAS No. 107 “Disclosures about Fair Value of Financial Instrument,” approximate their carrying amounts presented in the balance sheet December 31, 2008 and 2007.

Recent Accounting Pronouncements — In December 2007, the FASB issued SFAS No. 141(R), Business Combinations (“SFAS 141R”), which establishes principles and requirements for how the acquirer of a business recognizes and measures in its financial statements the identifiable assets acquired, the liabilities assumed, and any non-controlling interest in the acquiree. SFAS 141R also provides guidance for recognizing and measuring the goodwill acquired in the business combination and determines what information to disclose to enable users of the financial statements to evaluate the nature and financial effects of the business combination. SFAS 141R will apply to us with respect to any acquisitions that we complete on or after January 1, 2009.

In December 2007, the FASB released SFAS No. 160, Noncontrolling Interests in Consolidated Financial Statements an amendment of ARB No. 51 (“SFAS 160”), which establishes accounting and reporting standards for the ownership interests in subsidiaries held by parties other than the parent and for the deconsolidation of a subsidiary. SFAS 160 also establishes disclosure requirements that clearly identify and distinguish between the interest of the parent and the interests of the non-controlling owners. SFAS 160 is effective for financial statements issued for fiscal years beginning after December 15, 2008. SFAS 160 will apply to us with respect to any acquisitions, that we complete on or after January 1, 2009, which will result in a noncontrolling interest.

In June 2008, the FASB ratified EITF Issue No. 07-5, “Determining Whether an Instrument (or Embedded Feature) is Indexed to an Entity’s Own Stock” (“EITF 07-5”). EITF 07-5 provides guidance on how to determine if certain instruments or embedded features are considered indexed to our own stock, including instruments similar to our convertible notes and warrants to purchase our stock. EITF 07-5 requires companies to use a two-step approach to evaluate an instrument’s contingent exercise provisions and settlement provisions in determining whether the instrument is considered to be indexed to its own stock and exempt from the application of SFAS No. 133, “Accounting for Derivative Instruments and Hedging Activities”. Although EITF 07-5 is effective for fiscal years beginning after December 15, 2008, any outstanding instrument at the date of adoption will require a retrospective application of the accounting through a cumulative effect adjustment to retained earnings upon adoption. The Company is currently evaluating the impact that adoption of EITF 07-5 will have on its financial statements.

In September 2006 the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS No. 157). SFAS No. 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurement. SFAS No. 157 also emphasizes that fair value is a market-based measurement, not an entity-specific measurement, and sets out a fair value hierarchy with the highest priority being quoted prices in active markets. Under SFAS No. 157, fair value measurements are disclosed by level within that hierarchy. In February 2008, the FASB issued FASB Staff Position No. 157-2, Effective Date of FASB Statement No. 157, which permits a one-year deferral for the implementation of SFAS No. 157 with regard to nonfinancial assets and liabilities that are not recognized or disclosed at fair value in the financial statements on a recurring basis. The Company adopted SFAS No. 157 for the fiscal year beginning January 1, 2008, except for nonfinancial assets and

SECURE AMERICA ACQUISITION CORPORATION
(A Corporation in the Development Stage)

NOTES TO FINANCIAL STATEMENTS

1. Organization and Business Operations  – (continued)

nonfinancial liabilities that are recognized or disclosed at fair value in the financial statements on a nonrecurring basis for which delayed application is permitted until the Company’s fiscal year beginning January 1, 2009. The Company is currently assessing the potential effect of the adoption of the remaining provisions of SFAS No. 157 on its financial position, results of operations and cash flows. The adoption of the remaining provisions of SFAS No. 157 is not expected to have a material impact on the Company’s financial position, results of operations or cash flows.

Management does not believe that any other recently issued, but not yet effective, accounting standards if currently adopted would have a material effect on the accompanying financial statements.

2. Initial Public Offering

On October 29, 2007, the Company sold 10,000,000 Units at a price of $8.00 per unit. Each unit consists of one share of the Company’s common stock and one warrant. Each warrant will entitle the holder to purchase from the Company one share of common stock at an exercise price of $5.25 commencing on the later of the completion of a Business Combination and 12 months from the Effective Date and expiring four years from the Effective Date. The Company may redeem all of the warrants, at a price of $.01 per warrant upon 30 days’ notice while the warrants are exercisable, only in the event that the last sale price of the common stock is at least $11.50 per share for any 20 trading days within a 30 trading day period ending on the third day prior to the date on which notice of redemption is given. In accordance with the warrant agreement relating to the warrants to be sold and issued in the Offering, the Company is only required to use its best efforts to maintain the effectiveness of the registration statement covering the warrants. The Company will not be obligated to deliver securities, and there are no contractual penalties for failure to deliver securities, if a registration statement is not effective at the time of exercise. Additionally, in the event that a registration is not effective at the time of exercise, the holder of such warrant shall not be entitled to exercise such warrant and in no event (whether in the case of a registration statement not being effective or otherwise) will the Company be required to net cash settle the warrant exercise. Consequently, the warrants may expire unexercised and unredeemed.

The Company agreed to pay the underwriters in the Offering an underwriting discount of 7.0% of the gross proceeds of the Offering. The underwriters were paid an underwriting discount of 3.0% of the gross proceeds of the Offering at closing. However, the underwriters have agreed that 4.0% of the underwriting discounts will not be payable unless and until the Company completes a Business Combination (See Note 3).

3. Deferred Underwriters’ Discounts and Commissions

Deferred underwriters’ discounts and commissions at December 31, 2008 and 2007 were $3,200,000. The underwriters (i) have agreed that deferred underwriting discounts (equal to 4.0% of the underwriting discounts) will not be payable unless and until the Company completes a Business Combination; (ii) have waived their right to receive such payment upon the Company’s liquidation if it is unable to complete a Business Combination; and (iii) will forfeit, on a pro rata basis, to pay converting stockholders (as described in Note 1).

4. Notes Payable to Stockholder

The Company issued an unsecured promissory note in an aggregate principal amount of $150,000 to a stockholder of the Company on June 4, 2007. The note was non-interest bearing and was payable on the earlier of June 4, 2008 or the consummation of a Business Combination. The Company repaid this note on January 7, 2008. The Company issued a second unsecured promissory note in an aggregate principal amount of $65,000 to a stockholder of the Company on October 19, 2007. The note was non-interest bearing and was payable on October 18, 2008. The Company repaid this note on October 29, 2007.

SECURE AMERICA ACQUISITION CORPORATION
(A Corporation in the Development Stage)

NOTES TO FINANCIAL STATEMENTS

5. Commitments and Related Party Transactions

The Company presently occupies office space provided by an affiliate of one of the Founders. This affiliate has agreed that, until the Company consummates a Business Combination, it will make such office space, as well as certain office and secretarial services, available to the Company, as may be required by the Company from time to time. The Company has agreed to pay such affiliate a total of $7,500 per month for such services commencing on the Effective Date. The Company records this fee as rent expense. The Company recorded $90,000 and $16,694 respectively in rent expense under this agreement during the year ended December 31, 2008 and the period from May 14, 2007 (inception) to December 31, 2007, respectively.

Pursuant to letter agreements entered into among the Founders, the Company and the underwriters, the Founders have waived their right to receive distributions with respect to their founding shares upon the Company’s liquidation.

Secure America Acquisition Holdings, LLC, the principal initial stockholder of the Company, purchased a total of 2,075,000 warrants (“Founder Warrants”) at $1.00 per Warrant (for an aggregate purchase price of $2,075,000) from the Company in a private placement. This private placement took place immediately prior to the consummation of the Offering. All of the proceeds received from this purchase were placed in the Trust Account. The Founder Warrants are identical to the warrants offered in the Offering, except that (i) the Founder Warrants are not subject to redemption, (ii) the Founder Warrants may be exercised on a cashless basis while the warrants included in the units sold in this offering cannot be exercised on a cashless basis, (iii) upon an exercise of the Founder Warrants, the holders of the Founder Warrants will receive unregistered shares of our common stock, and (iv) subject to certain limited exceptions, the Founder Warrants are not transferable until they are released from escrow, as described below, which would only be after the consummation of a Business Combination. The Founder Warrants are differentiated from warrants sold as part of the units in the Offering through legends contained on the certificates representing the Founder Warrants indicating the restrictions and rights specifically applicable to such Founder Warrants.

Secure America Acquisition Holdings, LLC, the holder of the Founder Warrants, is beneficially owned by two of the Company’s independent directors. The Company determined that the purchase price of $1.00 per Founder Warrant was above the average trading price for warrants of similarly structured blank check companies. Accordingly, the Company concluded that the purchase price of the Founder Warrants was greater than the fair value of the warrants included in the Units and, therefore, the Company did not record compensation expense upon purchase of the Founder Warrants.

Exercising warrants on a “cashless basis” means that, in lieu of paying the aggregate exercise price for the shares of common stock being purchased upon exercise of the warrant in cash, the holder forfeits a number of shares issuable upon exercise of the warrant with a market value equal to such aggregate exercise price. Accordingly, the Company will not receive additional proceeds to the extent the Founder Warrants are exercised on a cashless basis.

Warrants included in the Units sold in the Offering are not exercisable on a cashless basis and the exercise price with respect to these warrants will be paid directly to the Company. The Founder Warrants have been placed in an escrow account at Continental Stock Transfer and Trust Company, acting as escrow agent, and will not be released from escrow until the later of (i) one year after the consummation of the Offering and (ii) sixty days after the consummation of the Company’s initial Business Combination.

Except for transfers to members of Secure America Acquisition Holdings, LLC, the Founder Warrants are not transferable (except in limited circumstances) or salable by the purchaser until the Company consummates a Business Combination, and are non-redeemable so long as the purchaser or a member transferee holds such warrants. The holders of Founder Warrants and the underlying shares of common stock are entitled to registration rights to enable their resale commencing on the date such warrants become exercisable. The Company has elected to make the Founder Warrants non-redeemable in order to provide the purchaser and its member transferees a potentially longer exercise period for those warrants because they bear a higher risk while being

SECURE AMERICA ACQUISITION CORPORATION
(A Corporation in the Development Stage)

NOTES TO FINANCIAL STATEMENTS

5. Commitments and Related Party Transactions  – (continued)

required to hold such warrants until the consummation of a Business Combination. With those exceptions, the Founder Warrants have terms and provisions that are substantially identical to those of the warrants sold as part of the units in the Offering.

Prior to their release from escrow, the Founder Warrants may be transferred to (i) persons or entities controlling, controlled by, or under common control with Secure America Acquisition Holdings, LLC, or to any stockholder, member, partner or limited partner of such entity, or (ii) family members and trusts of permitted assignees for estate planning purposes, or, upon the death of any such person, to an estate or beneficiaries of permitted assignees; in each case, such transferees will be subject to the same transfer restrictions as Secure America Acquisition Holdings, LLC until after the Company completes its initial Business Combination. If the purchaser or member transferees acquire warrants for their own account in the open market, any such warrants will be redeemable. If the Company’s other outstanding warrants are redeemed and the market price of a share of the Company’s common stock rises following such redemption, holders of the Founder Warrants could potentially realize a larger gain on exercise or sale of those warrants than is available to other warrant holders, although the Company does not know if the price of its common stock would increase following a warrant redemption. If the Company’s share price declines in periods subsequent to the redemption of the warrants and Secure America Acquisition Holdings, LLC or one of its existing members continue to hold the Founder Warrants, the value of the Founder Warrants still held by such persons may also decline.

At the time the Company engaged its outside counsel, it was agreed that, in the event the Company liquidated, outside counsel would not recover any of its legal fees and agreed to waive any claims it could have for such fees against the trust account. In exchange for outside counsel taking this business risk, the Company agreed to reimburse outside counsel for legal fees incurred, plus a premium, in the event a Business Combination is consummated. As of December 31, 2008, the amount of legal fees that was unbilled and contingently payable, including the potential premium, was $991,700. Based on the contingent nature of the fees, none of these legal fees have been accrued at December 31, 2008.

6. Common Stock

The Company has reserved 12,075,000 shares of common stock for issuance for the exercise of the Founder Warrants and the warrants sold in the Offering.

7. Preferred Stock

The Company is authorized to issue 1,000,000 shares of preferred stock with such designations, voting and other rights and preferences as may be determined from time to time by the Board of Directors.

The agreement with the underwriters prohibits the Company, prior to a Business Combination, from issuing preferred stock which participates in the proceeds of the Trust Account or which votes as a class with the Common Stock on a Business Combination.

SECURE AMERICA ACQUISITION CORPORATION
(A Corporation in the Development Stage)

NOTES TO FINANCIAL STATEMENTS

8. Income Taxes

The provision for income taxes consists of the following:

	For the Period Ended December 31, 2008	For the Period May 14, 2007 (Inception) to December 31, 2007
Current:
Federal	$345,139	$170,825
State	53,975	27,557
Deferred:
Federal	(107,851)	(26,058)
	$291,263	$172,324

The total provision for income taxes differs from that amount which would be computed by applying the U.S. federal income tax rate to income before provision for income taxes due to the following:

	For the Period Ended December 31, 2008	For the Period May 14, 2007 (Inception) to December 31, 2007
Federal statutory rate	34%	34%
State tax, net of income tax benefit	4	4
Increase in valuation allowance	2	—
	40%	38%

The tax effect of temporary differences that give rise to the net deferred tax asset is as follows:

	December 31, 2008	December 31, 2007
Interest income deferred for reporting purposes	$13,046	$—
Expenses deferred for incomes tax purposes	137,710	29,957
Subtotal	150,756	29,957
Valuation allowance	16,847	3,899
Net deferred tax asset	133,909	26,058

The Company is considered to be in the development stage for income tax reporting purposes. Federal income tax regulations require that the Company defer substantially all of its operating expenses for tax purposes until the Company begins business operations. These expenses will be deductible for income tax purposes over a period of time when a trade or business, as defined in the Internal Revenue Code, begins operations or in the event the Company liquidates. The deferred tax asset titled “Expenses deferred for income tax purposes” relates to the future benefit the Company will receive when it is able to deduct these costs for income tax purposes. In recognition of the uncertainty regarding the ultimate amount of income tax benefits to be derived, the Company has recorded a valuation allowance against substantially all of the state portion of its deferred tax asset because it believes that based on current operations at December 31, 2008, it may not be able to fully utilize this asset.

There have been no audits of the Company’s tax returns since inception and all years remain open to tax examination.

SECURE AMERICA ACQUISITION CORPORATION
(A Corporation in the Development Stage)

NOTES TO FINANCIAL STATEMENTS

9. Fair Value of Financial Instruments

Effective January 1, 2008 the Company adopted Statement No. 157, Fair Value Measurements. Statement No. 157 applies to all assets and liabilities that are being measured and reported on a fair value basis. Statement No. 157 requires new disclosure that establishes a framework for measuring fair value in GAAP, and expands disclosure about fair value measurements. This statement enables the reader of the financial statements to assess the inputs used to develop those measurements by establishing a hierarchy for ranking the quality and reliability of the information used to determine fair values. The statement requires that assets and liabilities carried at fair value will be classified and disclosed in one of the following three categories:

Level 1:  Quoted market prices in active markets for identical assets or liabilities.

Level 2:  Observable market based inputs or unobservable inputs that are corroborated by market data.

Level 3:  Unobservable inputs that are not corroborated by market data.

In determining the appropriate levels, the Company performs a detailed analysis of the assets and liabilities that are subject to Statement No. 157. At each reporting period, all assets and liabilities for which the fair value measurement is based on significant unobservable inputs are classified as Level 3.

The table below presents the balances of assets and liabilities measured at fair value on a recurring basis by level within the hierarchy.

	December 31, 2008
	Total	Level 1	Level 2	Level 3
Funds Held in Trust	$79,330,205	$79,330,205	$—	$—
Total assets	$79,330,205	$79,330,205	$—	$—

The Company’s restricted funds held in the Trust Account are invested in a money market that invests in U.S. Government securities. This investment is considered to be highly liquid and easily tradable.

SECURE AMERICA ACQUISITION CORPORATION
(A Corporation in the Development Stage)

CONDENSED BALANCE SHEETS

	June 30, 2009	December 31, 2008
	(Unaudited)
ASSETS
Current assets:
Cash	$125,317	$207,803
Investments held in Trust Fund	79,431,708	79,330,205
Prepaid expenses	30,304	25,148
Prepaid income tax	9,330	—
Total current assets	79,596,659	79,563,156
Deferred acquisition costs	—	105,000
Deferred tax asset	208,810	133,909
Total assets	$79,805,469	$79,802,065
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accrued expenses	$131,634	$45,882
Accounts payable	17,328	4,774
Income taxes payable	—	15,670
Deferred interest on investments held in Trust Fund	69,511	37,261
Deferred underwriters’ discounts and commissions	3,200,000	3,200,000
Total current liabilities	3,418,473	3,303,587
Common subject to possible conversion, 2,999,999 shares	22,799,992	22,799,992
Commitment
Stockholders’ equity
Preferred stock, $.0001 par value, Authorized 1,000,000 shares; none issued and outstanding	—	—
Common stock, $.0001 par value, Authorized 50,000,000 shares; 12,500,000 shares issued and outstanding (including 2,999,999 shares subject to possible conversion)	1,250	1,250
Additional paid-in capital	52,985,665	52,985,665
Income accumulated during the development stage	600,089	711,571
Total stockholders’ equity	53,587,004	53,698,486
Total liabilities and stockholders’ equity	$79,805,469	$79,802,065

See Notes to Unaudited Condensed Financial Statements.

SECURE AMERICA ACQUISITION CORPORATION
(A Corporation in the Development Stage)

CONDENSED STATEMENTS OF OPERATIONS
(Unaudited)

	For the Six Months Ended June 30, 2009	For the Six Months Ended June 30, 2008	For the Period May 14, 2007 (Inception) to June 30, 2009
Income:
Net interest Income	$100,257	$894,755	$1,919,043
Total Income	100,257	894,755	1,919,043
Expenses:
Formation and operating costs	286,640	391,307	930,268
Net income (loss) for the period before income taxes	(186,383)	503,448	988,775
State and federal income tax expense (benefit)	(74,901)	194,448	388,686
Net income (loss) for the period	$(111,482)	$309,000	$600,089
Weighted average number of shares outstanding – basic and diluted	12,500,000	12,500,000	10,343,389
Net income (loss) per share – basic and diluted	$(.01)	$.02	$.06

See Notes to Unaudited Condensed Financial Statements.

SECURE AMERICA ACQUISITION CORPORATION
(A Corporation in the Development Stage)

CONDENSED STATEMENT OF STOCKHOLDERS’ EQUITY
For the Period from May 14, 2007 (Inception) to June 30, 2009

	Common Stock		Addition Paid-In Capital	Income (Deficit) Accumulated During the Development Stage	Stockholders’ Equity
	Shares	Amount
Common shares issued May 14, 2004 at $.01 per share	2,500,000	$250	$24,750	—	$25,000
Common shares issued October 29, 2007, par value $0.0001, net of underwriters’ discount and offering expenses (includes 2,999,999 shares subject to possible conversion)	10,000,000	1,000	73,685,907	—	73,686,907
Proceeds from private placement of Founder Warrants	—	—	2,075,000	—	2,075,000
Proceeds subject to possible conversion of 2,999,999 shares	—	—	(22,799,992)	—	(22,799,992)
Net Income	—	—	—	278,743	278,743
Balance at December 31, 2007	12,500,000	1,250	52,985,665	278,743	53,265,658
Net Income	—	—	—	432,828	432,828
Balance at December 31, 2008	12,500,000	1,250	52,985,665	711,571	53,698,486
Unaudited:
Net loss	—	—	—	(111,482)	(111,482)
Balance at June 30, 2009	12,500,000	$1,250	$52,985,665	$600,089	$53,587,004

See Notes to Unaudited Condensed Financial Statements.

SECURE AMERICA ACQUISITION CORPORATION
(A Corporation in the Development Stage)

CONDENSED STATEMENTS OF CASH FLOWS
(Unaudited)

	For the Period January 1, 2009 to June 30, 2009	For the Period January 1, 2008 to June 30, 2008	For the Period May 14, 2007 (Inception) to June 30, 2009
Cash flows from operating activities
Net income (loss)	$(111,482)	$309,000	$600,089
Adjustments to reconcile net loss to net cash used in operating activities:
Interest income on U.S. government securities money market	(132,503)	(894,750)	(1,988,534)
Deferred income taxes	(74,901)	(65,164)	(208,810)
Write off of deferred acquisition costs	105,000	—	263,138
Decrease (increase) in prepaid expenses	(5,156)	37,706	(30,304)
Increase (decrease) in accounts payable	12,554	(1,101)	17,328
Increase in accrued expenses	85,752	35,234	131,634
Increase (decrease) in income taxes payable	(25,000)	(265,388)	(9,330)
Increase in deferred interest on investments held in trust account	32,250	—	69,511
Net cash used in operating activities	(113,486)	(844,463)	(1,155,278)
Cash flows from investing activities
Investments deposited in trust account	—	—	(79,200,000)
Interest drawn from trust account	31,000	1,045,000	1,756,826
Payment of deferred acquisition costs	—	(100,000)	(263,138)
Net cash provided by (used in) investing activities	31,000	945,000	(77,706,312)
Cash flows from financing activities
Gross proceeds of public offering	—	—	80,000,000
Proceeds from private placement of Founder Warrants	—	—	2,075,000
Proceeds from notes payable, stockholder	—	—	215,000
Payment of note payable, stockholder	—	(50,000)	(215,000)
Proceeds from sale of shares of common stock	—	—	25,000
Payment of costs related to proposed offering	—	(31,904)	(3,113,093)
Net cash (used in) provided by financing activities	—	(81,904)	78,986,907
Net increase (decrease) in cash	(82,486)	18,633	125,317
Cash at beginning of the period	207,803	6,867	—
Cash at the end of the period	$125,317	$25,500	$125,317
Non cash investing activities:
Accrual of deferred underwriters’ discounts and commissions	$—	$—	$3,200,000
Supplemental schedule of cash flows information:
Cash paid during the period for income taxes	$25,000	$525,000	$606,826

See Notes to Unaudited Condensed Financial Statements.

SECURE AMERICA ACQUISITION CORPORATION
(A Corporation in the Development Stage)

NOTES TO UNAUDITED CONDENSED FINANCIAL STATEMENTS

1. Basis of Presentation

The financial statements of Secure America Acquisition Corporation (the “Company”) at June 30, 2009, for the six month periods ended June 30, 2009 and 2008, and for the period from May 14, 2007 (date of inception) to June 30, 2009 (cumulative) are unaudited. In the opinion of management, all adjustments (consisting of normal accruals) have been made that are necessary to present fairly the financial position of the Company as of June 30, 2009 and the results of its operations and its cash flows for the six month periods ended June 30, 2009, for the six month periods ended June 30, 2008, and for the period from May 14, 2007 (date of inception) to June 30, 2009 (cumulative). Management of the Company reviewed subsequent events through August 14, 2009 and updated their review through October 16, 2009. Operating results for the interim periods are not necessarily indicative of the results to be expected for a full fiscal year. The December 31, 2008 balance sheet and the statement of stockholders’ equity for the period from May 14, 2007 (date of inception) to December 31, 2008 have been derived from audited financial statements.

The statements and related notes have been prepared pursuant to the rules and regulations of the U.S. Securities and Exchange Commission. Accordingly, certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles may be omitted pursuant to such rules and regulations. See the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 for additional disclosures relating to the Company’s financial statements and accounting principles.

2. Organization and Business Operations

The Company was incorporated in Delaware on May 14, 2007 as a blank check company for the purposes of acquiring, or acquiring control of, through a merger, capital stock exchange, asset acquisition or other similar business combination, one or more domestic or international operating businesses (“Business Combination”). The Company’s efforts in identifying a prospective target business will be limited to the homeland security industry, but not businesses that design, build or maintain mission-critical facilities.

The registration statement for the Company’s initial public offering (“Offering”) was declared effective October 23, 2007. The Company consummated the Offering on October 29, 2007, issuing 10,000,000 Units at a price of $8.00 per Unit, which started trading separately on January 18, 2008. The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Offering, although substantially all of the net proceeds of the Offering are intended to be generally applied toward consummating a business combination with an operating business (“Business Combination”). There is no assurance that the Company will be able to successfully effect a Business Combination. Upon the closing of the Offering, management placed $7.92 per Unit sold in the Offering, or $79,200,000 into a trust account (“Trust Account”) and invested these proceeds in United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act of 1940 having a maturity of 180 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act of 1940 until the earlier of (i) the consummation of its first Business Combination and (ii) liquidation of the Company. The investments in the Trust Account have been accounted for as trading securities and are recorded at their market value of approximately $79,431,708 at June 30, 2009. The placing of funds in the Trust Account may not protect those funds from third party claims against the Company. Although the Company will seek to have all vendors, providers of financing, prospective target businesses or other entities it engages, execute agreements with the Company waiving any right, title, interest or claim of any kind in or to any monies held in the Trust Account, there is no guarantee that they will execute such agreements. Two of the Company’s affiliates have agreed that they will be liable under certain circumstances to ensure that the proceeds in the Trust Account are not reduced by the claims of target businesses or vendors, providers of financing, service providers or other entities that are owed money by the Company for services rendered to or contracted for or products sold to the Company. There can be no assurance that they will be able to satisfy those obligations. The net proceeds not held in the Trust Account may be used to pay for business, legal and accounting due

SECURE AMERICA ACQUISITION CORPORATION
(A Corporation in the Development Stage)

NOTES TO UNAUDITED CONDENSED FINANCIAL STATEMENTS

2. Organization and Business Operations  – (continued)

diligence on prospective acquisitions and continuing general and administrative expenses. Additionally, an aggregate of $1,000,000 of interest earned on the Trust Account balance was released to the Company to fund working capital requirements and additional funds may be released to fund tax obligations. An additional $150,000 of interest earned (net of taxes) on the Trust Account balance was released to the Company to repay a loan made to the Company by Secure America Acquisition Holdings, LLC. The reconciliation of investments held in trust as of June 30, 2009 is as follows:

Contribution to trust	$79,200,000
Interest income received	1,988,534
Withdrawals to fund loan repayments	(150,000)
Withdrawals to fund income taxes	(606,826)
Withdrawals to fund operations(a)	(1,000,000)
Total investments held in trust	$79,431,708

(a)	amount is limited to $1,000,000.

The Company, after signing a definitive agreement for the acquisition of a target business, is required to submit such transaction for stockholder approval. In the event that stockholders owning 30% or more of the shares sold in the Offering vote against the Business Combination and exercise their conversion rights described below, the Business Combination will not be consummated. All of the Company’s stockholders prior to the Offering (“Founders”), have agreed to vote their 2,500,000 founding shares of common stock in accordance with the vote of the majority of the shares voted by all other stockholders of the Company (“Public Stockholders”) with respect to any Business Combination. After consummation of a Business Combination, these voting safeguards will no longer be applicable.

With respect to a Business Combination which is approved and consummated, any Public Stockholder who voted against the Business Combination may demand that the Company convert his or her shares. The per share conversion price will equal the amount in the Trust Account, calculated as of two business days prior to the consummation of the proposed Business Combination, divided by the number of shares of common stock held by Public Stockholders at the consummation of the Offering. Accordingly, Public Stockholders holding 2,999,999 shares sold in the Offering may seek conversion of their shares in the event of a Business Combination. Accordingly, a portion of the proceeds of the Offering (29.999% of the amounts placed in the Trust Account other than those related to deferred underwriters’ discounts and commissions as described in Note 3) have been classified as common stock subject to possible conversion in the accompanying balance sheets and a portion (29.99%) of the interest earned on the Trust Account, after deducting the amounts permitted to be utilized for tax obligations, loan repayment and working capital purposes has been recorded as deferred interest in the accompanying balance sheets. Such Public Stockholders are entitled to receive their per share interest in the Trust Account (after the deduction of the permissible withdrawals of interest for working capital, income taxes , and loan repayment described above)computed without regard to the shares of common stock held by the Founders prior to the consummation of the Offering.

On the effective date of the Offering (“Effective Date”), the Company’s Certificate of Incorporation was amended (i) to provide that the Company will continue in existence only until 24 months from the consummation of the offering (October 29, 2009) and (ii) to increase the number of authorized shares to 50,000,000. If the Company has not completed a Business Combination by such date, its corporate existence will cease and it will dissolve and liquidate. This factor, as well as the Company’s limited liquidity, raises substantial doubt about the Company’s ability to continue as a going concern. The financial statements do not include any adjustments that may result from the outcome of this uncertainty. In the event of liquidation, it is likely that the per share value of the residual assets remaining available for distribution (including Trust Fund assets) will

SECURE AMERICA ACQUISITION CORPORATION
(A Corporation in the Development Stage)

NOTES TO UNAUDITED CONDENSED FINANCIAL STATEMENTS

2. Organization and Business Operations  – (continued)

be less than the initial public offering price per share in the Offering (assuming no value is attributed to the warrants contained in the units to be offered in the Offering discussed in Note 3).

Income (Loss) Per Share — Income (loss) per share is computed by dividing net income (loss) by the weighted-average number of shares of common stock outstanding during the period.

The effect of the 10,000,000 outstanding warrants included in the units issued in connection with the Offering and the 2,075,000 outstanding warrants issued in connection with the private placement has not been considered in the diluted income per share calculation since such warrants are contingently exercisable.

Fair Value of Financial Instruments — The fair values of the Company’s assets and liabilities that qualify as financial instruments under SFAS No. 107 “Disclosures about Fair Value of Financial Instruments,” approximate their carrying amounts presented in the balance sheet based upon the short-term nature of the account at June 30, 2009.

New Accounting Pronouncements

In December 2007, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards (“SFAS”) No. 141(R), Business Combinations (“SFAS 141R”) which establishes principles and requirements for how the acquirer of a business recognizes and measures in its financial statements the identifiable assets acquired, the liabilities assumed, and any non-controlling interest in the acquiree. SFAS 141R also provides guidance for recognizing and measuring the goodwill acquired in the business combination and determines what information to disclose to enable users of the financial statements to evaluate the nature and financial effects of the business combination. Upon adoption of SFAS 141R on January 1, 2009, the Company expensed acquisition costs of $106,313 which were previously capitalized. SFAS 141R will have an impact to the Company for any acquisitions on or after January 1, 2009.

In December 2007, the FASB released SFAS No. 160, Noncontrolling Interests in Consolidated Financial Statements an amendment of ARB No. 51 (“SFAS 160”), which establishes accounting and reporting standards for the ownership interests in subsidiaries held by parties other than the parent and for the deconsolidation of a subsidiary. SFAS 160 also establishes disclosure requirements that clearly identify and distinguish between the interest of the parent and the interests of the non-controlling owners. SFAS 160 was adopted January 1, 2009. SFAS 160 may have a material impact to the Company for any acquisitions on or after January 1, 2009.

In September 2006, the FASB issued SFAS No. 157, Fair Value Measurements (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS 157 does not require any new fair value measurements; rather, it applies under other accounting pronouncements that require or permit fair value measurements. The provisions of SFAS 157 are to be applied prospectively as of the beginning of the fiscal year in which it is initially applied, with any transition adjustment recognized as a cumulative-effect adjustment to the opening balance of retained earnings. The provisions of SFAS 157 are effective for fiscal years beginning after November 15, 2007. The Company adopted the provisions of SFAS 157 for the fiscal year beginning January 1, 2008, except for nonfinancial assets and nonfinancial liabilities that are recognized or disclosed at fair value in the financial statements on a nonrecurring basis for which delayed application was permitted until the Company’s fiscal year beginning January 1, 2009. The Company’s adoption of the remaining provisions of SFAS 157 on January 1, 2009 did not have a material effect on the Company’s financial statements.

In June 2008, the FASB ratified EITF Issue No. 07-5, “Determining Whether an Instrument (or Embedded Feature) is Indexed to an Entity’s Own Stock” (“EITF 07-5”). EITF 07-5 provides guidance on how to determine if certain instruments or embedded features are considered indexed to our own stock, including instruments similar to our convertible notes and warrants to purchase our stock. EITF 07-5 requires companies

SECURE AMERICA ACQUISITION CORPORATION
(A Corporation in the Development Stage)

NOTES TO UNAUDITED CONDENSED FINANCIAL STATEMENTS

2. Organization and Business Operations  – (continued)

to use a two-step approach to evaluate an instrument’s contingent exercise provisions and settlement provisions in determining whether the instrument is considered to be indexed to its own stock and exempt from the application of SFAS No. 133, “Accounting for Derivative Instruments and Hedging Activities”. Although EITF 07-5 is effective for fiscal years beginning after December 15, 2008, any outstanding instrument at the date of adoption will require a retrospective application of the accounting through a cumulative effect adjustment to retained earnings upon adoption. The adoption of EITF 07-5 did not have a significant impact on the Company’s financial statements.

Management does not believe that any other recently issued, but not yet effective, accounting standards if currently adopted would have a material effect on the accompanying financial statements.

3. Initial Public Offering

On October 29, 2007, the Company sold 10,000,000 units at a price of $8.00 per unit. Each unit consists of one share of the Company’s common stock and one warrant. Each warrant will entitle the holder to purchase from the Company one share of common stock at an exercise price of $5.25 commencing on the later of the completion of a Business Combination and 12 months from the Effective Date and expiring four years from the Effective Date. The Company may redeem all of the warrants, at a price of $.01 per warrant upon 30 days’ notice while the warrants are exercisable, only in the event that the last sale price of the common stock is at least $11.50 per share for any 20 trading days within a 30 trading day period ending on the third day prior to the date on which notice of redemption is given. In accordance with the warrant agreement relating to the warrants to be sold and issued in the Offering, the Company is only required to use its best efforts to maintain the effectiveness of the registration statement covering the warrants. The Company will not be obligated to deliver securities, and there are no contractual penalties for failure to deliver securities, if a registration statement is not effective at the time of exercise. Additionally, in the event that a registration is not effective at the time of exercise, the holder of such warrant shall not be entitled to exercise such warrant and in no event (whether in the case of a registration statement not being effective or otherwise) will the Company be required to net cash settle the warrant exercise. Consequently, the warrants may expire unexercised and unredeemed.

The Company agreed to pay the underwriters in the Offering an underwriting discount of 7.0% of the gross proceeds of the Offering. The underwriters were paid an underwriting discount of 3.0%of the gross proceeds of the Offering at closing. However, the underwriters have agreed that underwriting discounts amounting to 4.0% of the gross proceeds of the Offering will not be payable unless and until the Company completes a Business Combination (See Note 4).

4. Deferred Underwriters’ Discounts and Commissions

Deferred underwriters’ discounts and commissions at June 30, 2009 and December 31, 2008 were $3,200,000. The underwriters have agreed that underwriting discounts amounting to 4% of the gross proceeds of the Offering will not be payable unless and until the Company completes a Business Combination and have waived their right to receive such payment upon the Company’s liquidation if it is unable to complete a Business Combination and to forfeit, on a pro rata basis, to pay converting stockholders (as described in Note 1).

5. Commitments and Related Party Transactions

The Company presently occupies office space provided by an affiliate of one of the Founders. This affiliate has agreed that, until the Company consummates a Business Combination, it will make such office space, as well as certain office and secretarial services, available to the Company, as may be required by the Company from time to time. The Company has agreed to pay such affiliate a total of $7,500 per month for such services commencing on the Effective Date. The Company records this fee as rent expense. For the six month

SECURE AMERICA ACQUISITION CORPORATION
(A Corporation in the Development Stage)

NOTES TO UNAUDITED CONDENSED FINANCIAL STATEMENTS

5. Commitments and Related Party Transactions  – (continued)

periods ended June 30, 2009 and 2008, and for the period from May 14, 2007 (inception) through June 30, 2009, the Company recorded $45,000, $45,000 and $151,694, respectively, in rent expense under this agreement.

Pursuant to letter agreements which the Founders entered into with the Company and the underwriters, the Founders have waived their right to receive distributions with respect to their founding shares upon the Company’s liquidation.

Secure America Acquisition Holdings, LLC, the principal initial stockholder of the Company, purchased a total of 2,075,000 warrants (“Founder Warrants”) at $1.00 per Warrant (for an aggregate purchase price of $2,075,000) privately from the Company. This purchase took place simultaneously with the consummation of the Offering. All of the proceeds received from this purchase were placed in the Trust Account. The Founder Warrants are identical to the warrants offered in this offering, except that (i) the Founder Warrants are not subject to redemption, (ii) the Founder Warrants may be exercised on a cashless basis while the warrants included in the units sold in this offering cannot be exercised on a cashless basis, (iii) upon an exercise of the Founder Warrants, the holders of the Founder Warrants will receive unregistered shares of our common stock, and (iv) subject to certain limited exceptions, the Founder Warrants are not transferable until they are released from escrow, as described below, which would only be after the consummation of a Business Combination. The Founder Warrants are differentiated from warrants sold as part of the Units in the Offering through legends contained on the certificates representing the Founder Warrants indicating the restrictions and rights specifically applicable to such Founder Warrants.

Secure America Acquisition Holdings, LLC, the holder of the Founder Warrants, is beneficially owned by two of the Company’s independent directors. The Company has determined that the purchase price of $1.00 per Founder Warrant is above the average trading price for warrants of similarly structured blank check companies. Accordingly, the Company believes that the purchase price of the Founder Warrants is greater than the fair value of the warrants included in the units and, therefore, the Company has not recorded compensation expense upon purchase of the Founder Warrants.

Exercising warrants on a “cashless basis” means that, in lieu of paying the aggregate exercise price for the shares of common stock being purchased upon exercise of the warrant in cash, the holder forfeits a number of shares issuable upon exercise of the warrant with a market value equal to such aggregate exercise price. Accordingly, the Company will not receive additional proceeds to the extent the Founder Warrants are exercised on a cashless basis.

Warrants included in the units sold in the Offering are not exercisable on a cashless basis and the exercise price with respect to these warrants will be paid directly to the Company. The Founder Warrants have been placed in an escrow account at Continental Stock Transfer & Trust Company, acting as escrow agent, and will not be released from escrow until the later of (i) one year after the consummation of the Offering and (ii) sixty days after the consummation of the Company’s initial Business Combination.

Except for transfers to members of Secure America Acquisition Holdings, LLC, the Founder Warrants are not transferable (except in limited circumstances) or salable by the purchaser until the Company consummates a Business Combination, and are non-redeemable so long as the purchaser or a member transferee holds such warrants. The holders of Founder Warrants and the underlying shares of common stock are entitled to registration rights under an agreement to be signed on the date of the Offering to enable their resale commencing on the date such warrants become exercisable. The Company has elected to make the Founder Warrants non-redeemable in order to provide the purchaser and its member transferees a potentially longer exercise period for those warrants because they bear a higher risk while being required to hold such warrants until the consummation of a Business Combination. With those exceptions, the Founder Warrants have terms and provisions that are substantially identical to those of the warrants being sold as part of the units in this Offering.

SECURE AMERICA ACQUISITION CORPORATION
(A Corporation in the Development Stage)

NOTES TO UNAUDITED CONDENSED FINANCIAL STATEMENTS

5. Commitments and Related Party Transactions  – (continued)

Prior to their release from escrow, the Founder Warrants may be transferred (i) to persons or entities controlling, controlled by, or under common control with Secure America Acquisition Holdings, LLC, or to any stockholder, member, partner or limited partner of such entity, or (ii) to family members and trusts of permitted assignees for estate planning purposes, or, upon the death of any such person, to an estate or beneficiaries of permitted assignees; in each case, such transferees will be subject to the same transfer restrictions as Secure America Acquisition Holdings, LLC until after the Company completes its initial Business Combination. If the purchaser or member transferees acquire warrants for their own account in the open market, any such warrants will be redeemable. If the Company’s other outstanding warrants are redeemed and the market price of a share of the Company’s common stock rises following such redemption, holders of the Founder Warrants could potentially realize a larger gain on exercise or sale of those warrants than is available to other warrant holders, although the Company does not know if the price of its common stock would increase following a warrant redemption. If the Company’s share price declines in periods subsequent to the redemption of the warrants and Secure America Acquisition Holdings, LLC or one of its existing members continue to hold the Founder Warrants, the value of the Founder Warrants still held by such persons may also decline.

At the time the Company engaged its outside counsel, it was agreed that, in the event the Company liquidated, outside counsel would not recover any of its legal fees and agreed to waive any claims it could have for such fees against the trust account. In exchange for outside counsel taking this business risk, the Company agreed to reimburse outside counsel for legal fees incurred, plus a premium, in the event a Business Combination is consummated. As of June 30, 2009, the amount of legal fees that was unbilled and contingently payable, including the potential premium, was $1,580,435. Based on the contingent nature of the fees, none of these legal fees have been accrued at June 30, 2009.

On October 6, 2009, the Company and its outside counsel entered into an agreement to permit outside counsel to be paid legal fees, in the event the Company is required to liquidate, in an amount not to exceed the assets of the Company that are outside the Trust Account, including, without limitation, any potential tax refunds, which the Company currently estimates to be approximately $300,000. The Company will record this $300,000 as a liability as of the date of such agreement.

6. Preferred Stock

The Company is authorized to issue 1,000,000 shares of preferred stock with such designations, voting and other rights and preferences as may be determined from time to time by the Board of Directors.

The agreement with the underwriters prohibits the Company, prior to a Business Combination, from issuing preferred stock which participates in the proceeds of the Trust Account or which votes as a class with the Common Stock on a Business Combination.

7. Deferred Acquisition Costs

Costs deferred at December 31, 2008 which related to a potential acquisition were charged to operations on January 1, 2009 upon the adoption of FAS 141R.

8. Fair Value of Financial Instruments

Effective January 1, 2008 the Company adopted Statement No. 157, Fair Value Measurements. Statement No. 157 applies to all assets and liabilities that are being measured and reported on a fair value basis. Statement No. 157 requires new disclosure that establishes a framework for measuring fair value in GAAP, and expands disclosure about fair value measurements. This statement enables the reader of the financial statements to assess the inputs used to develop those measurements by establishing a hierarchy for ranking the quality and reliability of the information used to determine fair values. The statement requires that assets and liabilities carried at fair value will be classified and disclosed in one of the following three categories:

SECURE AMERICA ACQUISITION CORPORATION
(A Corporation in the Development Stage)

NOTES TO UNAUDITED CONDENSED FINANCIAL STATEMENTS

8. Fair Value of Financial Instruments  – (continued)

Level 1:  Quoted market prices in active markets for identical assets or liabilities.

Level 2:  Observable market based inputs or unobservable inputs that are corroborated by market data.

Level 3:  Unobservable inputs that are not corroborated by market data.

In determining the appropriate levels, the Company performs a detailed analysis of the assets and liabilities that are subject to Statement No. 157. At each reporting period, all assets and liabilities for which the fair value measurement is based on significant unobservable inputs are classified as Level 3.

The table below presents the balances of assets and liabilities measured at fair value on a recurring basis by level within the hierarchy.

	June 30, 2009
	Total	Level 1	Level 2	Level 3
Funds Held in Trust	$79,431,708	$79,431,708	$—	$—
Total assets	$79,431,708	$79,431,708	$—	$—

The Company’s restricted funds held in the Trust Account are invested in a money market that invests in U.S. Government securities. This investment is considered to be highly liquid and easily tradable.

9. Subsequent Events

On September 2, 2009, the Company entered into a Contribution Agreement (the “Contribution Agreement”) with Ultimate Resort Holdings, LLC (“Ultimate Resort”), Ultimate Escapes Holdings, LLC (“Ultimate Escapes”) and the member representative of Ultimate Escapes, pursuant to which (i) the Company will receive 4,717,930 units of Ultimate Escapes, assuming a $20 million cash contribution and the maximum number of conversions and forward contracts, which number of units increase, on a one-for-one basis, to the extent that fewer than 6,225,656 shares of the Company's common stock are converted into cash or canceled based upon forward contracts settled immediately following the closing of the Contribution. Of the $30 million expected to be left with the Company, at least $20 million will be contributed to Ultimate Escapes. It is possible that Ultimate Escapes may agree to a cash contribution of less than $20 million (in which case SAAC would receive fewer membership units of Ultimate Escapes), but in no event would such amount be less than $10 million. If SAAC contributed $10 million in cash, then it would receive approximately 3,367,950 units, such that SAAC and the UE Owners would own approximately 31.9% and 68.1%, respectively, of the issued and outstanding membership units of Ultimate Escapes.

In addition, pursuant to the terms of Ultimate Escapes' amended and restated operating agreement (the “Operating Agreement''), which will become effective upon the closing of the business combination with Ultimate Escapes, the UE Owners will be entitled to exchange an aggregate of 7,178,841 units of Ultimate Escapes for shares of the Company's common stock on a one-for-one basis. Under the terms of the Operating Agreement, Ultimate Resort and Ultimate Escapes will also be entitled to earn, upon the achievement of certain Adjusted EBITDA milestones, up to an aggregate of 7,000,000 units of Ultimate Escapes, which units are also exchangeable for shares of the Company's common stock on a one-for-one basis.

The Company is also required to increase the number of authorized shares of its preferred stock from 1,000,000 to 20,000,000 shares, of which 14,178,841 shares will be designated by the Company's board of directors as a new series of preferred stock titled Series A preferred voting stock (the “Series A Preferred Voting Stock”), which will be entitled to one vote per share and to vote as a single class with the common stock on all matters, but which will not be entitled to any liquidation preference, dividends or certain other distributions. For each membership unit of Ultimate Escapes owned by the UE Owners, the UE Owners will receive one share of Series A Voting Preferred Stock. At any time that any UE Owner exchanges membership units of Ultimate Escapes for shares of the Company's common stock, a like number of shares of Series A Voting Preferred Stock will be canceled.

SECURE AMERICA ACQUISITION CORPORATION
(A Corporation in the Development Stage)

NOTES TO UNAUDITED CONDENSED FINANCIAL STATEMENTS

9. Subsequent Events  – (continued)

The parties to the Contribution Agreement plan to consummate the Business Combination as promptly as practicable after the Special Meeting of Stockholders and the Special Meeting of Warrantholders, provided that:

•	the Company’s stockholders have approved and adopted the Acquisition Proposal and the transactions contemplated thereby;
•	holders of no more than 30% of the Public Shares vote against the Acquisition Proposal and properly demand conversion of their shares into cash; and
•	the other conditions specified in the Contribution Agreement have been satisfied or waived.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Owners of Ultimate Resort Holdings, LLC:

We have audited the accompanying consolidated balance sheets of Ultimate Resort Holdings, LLC (the “Company”), as of December 31, 2008 and 2007, and the related consolidated statements of operations, changes in owners' equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States of America). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of the Company as of December 31, 2008 and 2007, and the consolidated results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 3 to such consolidated financial statements, the Company has suffered recurring losses from operations and has ongoing requirements for additional capital investment. These factors raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 3. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Kingery & Crouse P.A.

Tampa, FL
September 8, 2009

2801 WEST BUSCH BOULEVARD, SUITE 200, TAMPA, FLORIDA 33618
PHONE: 813.874.1280 ■ FAX: 813.874.1292 ■ WWW.TAMPACPA.COM

ULTIMATE RESORT HOLDINGS, LLC

CONSOLIDATED BALANCE SHEETS

		December 31,
	June 30, 2009	2008	2007
	(unaudited)
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$3,145,740	$1,077,303	$8,145,465
Restricted cash	4,775,288	5,764,572	9,521,623
Membership receivables – net	3,594,278	638,964	498,349
Prepaid expenses and other current assets	1,109,671	486,311	1,087,649
TOTAL CURRENT ASSETS	12,624,977	7,967,150	19,253,086
PROPERTY AND EQUIPMENT – net	116,795,047	120,314,426	111,795,266
OTHER ASSETS:
Deferred loan costs, net of amortization	2,653,968	3,208,926	4,213,261
Deposits	119,599	118,938	560,149
TOTAL OTHER ASSETS	2,773,567	3,327,864	4,773,410
TOTAL ASSETS	$132,193,591	$131,609,440	$135,821,762
LIABILITIES AND OWNERS’ EQUITY (DEFICIT)
CURRENT LIABILITIES:
Term loan	$—	$378,416	$6,000,000
Revolving loan	85,118,215	—	—
Note payable to minority owner	10,000,000	—	—
Accounts payable	1,232,557	1,429,054	853,365
Accrued liabilities	3,859,969	3,214,488	3,458,790
Accrued distributions	827,500	599,000	497,000
Derivative liability – warrants	—	—	750,000
Membership deposits to be refunded	3,081,977	1,277,265	190,500
Membership annual dues not yet recognized	9,246,020	9,872,663	11,346,675
Membership assessment not yet recognized	5,408,855	—	—
TOTAL CURRENT LIABILITIES	118,775,093	16,770,886	23,096,330
OTHER LIABILITIES:
Revolving loan	—	86,387,145	78,437,200
Note payable to minority owner	—	10,000,000	10,000,000
Membership initiation fees not yet recognized	7,853,502	10,069,488	7,579,167
Membership deposits – other programs	22,418,781	23,954,612	15,729,095
Membership deposits – redemption assurance program	21,382,386	21,240,069	16,647,600
TOTAL OTHER LIABILITIES	51,654,669	151,651,314	128,393,062
TOTAL LIABILITIES	170,429,762	168,422,200	151,489,392
COMMITMENTS AND CONTINGENCIES (NOTES 3 AND 11)
OWNERS’ EQUITY (DEFICIT)	(38,236,171)	(36,812,760)	(15,667,630)
TOTAL LIABILITIES AND OWNERS’ EQUITY (DEFICIT)	$132,193,591	$131,609,440	$135,821,762

See notes to consolidated financial statements.

ULTIMATE RESORT HOLDINGS, LLC

CONSOLIDATED STATEMENTS OF OPERATIONS

	Six Months Ended June 30,		Year Ended December 31,
	2009	2008	2008	2007
	(unaudited)	(unaudited)
REVENUES
Membership – membership fees	$1,677,617	$1,856,028	$3,650,030	$1,472,972
Membership – annual dues	7,992,251	7,435,782	17,485,726	13,150,352
Membership – upgrade fees	48,909	197,352	409,067	337,907
Membership – assessment	5,390,000	—	—	—
Other revenue	1,647,530	632,461	996,141	152,236
REVENUES	16,756,307	10,121,623	22,540,964	15,113,467
OPERATING EXPENSES:
Property operating costs	5,099,092	4,401,145	9,900,339	6,951,755
Depreciation and amortization	2,056,276	2,158,462	4,478,707	2,819,494
Lease costs	1,702,424	1,775,059	3,592,663	2,460,613
Advertising	418,003	1,504,007	2,306,995	3,985,656
Salaries and contract labor	3,007,846	5,524,463	9,419,546	4,347,152
General and administrative	1,355,941	3,327,301	6,181,520	10,915,492
Sales commissions	253,657	642,608	1,032,042	1,497,700
(Gain) loss on sale of property and equipment	125,947	(193,659)	(27,089)	(11,662)
OPERATING EXPENSES	14,019,186	19,139,386	36,884,723	32,966,200
INCOME (LOSS) BEFORE OTHER INCOME (EXPENSE)	2,737,121	(9,017,763)	(14,343,759)	(17,852,733)
OTHER INCOME (EXPENSE):
Interest expense	(4,590,588)	(4,634,976)	(9,156,103)	(7,408,450)
Interest income	46,681	174,712	277,982	615,955
OTHER EXPENSE – net	(4,543,907)	(4,460,264)	(8,878,121)	(6,792,495)
NET LOSS	$(1,806,786)	$(13,478,027)	$(23,221,880)	$(24,645,228)

See notes to consolidated financial statements.

ULTIMATE RESORT HOLDINGS, LLC

CONSOLIDATED STATEMENT OF CHANGES IN OWNERS’ EQUITY (DEFICIT)

	Ultimate Resort, LLC		JDI Ultimate, LLC		Total
	Capital Account	Accumulated Deficit	Capital Account	Accumulated Deficit	Capital Accounts	Accumulated Deficit	Total
Balance – January 1, 2007	$5,587,223	$(9,982,625)	$—	$—	$5,587,223	$(9,982,625)	$(4,395,402)
Capital contributions	7,789,917	—	5,000,000	—	12,789,917	—	12,789,917
Distributions	(497,000)	—	—	—	(497,000)	—	(497,000)
Distributions re-invested	295,083	—	—	—	295,083	—	295,083
Capital contribution – employee compensation	785,000	—	—	—	785,000	—	785,000
Net loss	—	(22,106,168)	—	(2,539,060)	—	(24,645,228)	(24,645,228)
Balance – December 31, 2007	13,960,223	(32,088,793)	5,000,000	(2,539,060)	18,960,223	(34,627,853)	(15,667,630)
Capital contributions	10,000	—	—	—	10,000	—	10,000
Distributions	(477,000)	—	—	—	(477,000)	—	(477,000)
Distributions re-invested	375,000	—	—	—	375,000	—	375,000
Capital contribution – employee compensation	2,168,750	—	—	—	2,168,750	—	2,168,750
Net loss	—	(20,760,940)	—	(2,460,940)	—	(23,221,880)	(23,221,880)
Balance – December 31, 2008	16,036,973	(52,849,733)	5,000,000	(5,000,000)	21,036,973	(57,849,733)	(36,812,760)
Capital contribution – employee compensation	621,875	—	—	—	621,875	—	621,875
Distributions	(238,500)	—	—	—	(238,500)	—	(238,500)
Net loss	—	(1,806,786)	—	—	—	(1,806,786)	(1,806,786)
Balance – June 30, 2009 (unaudited)	$16,420,348	$(54,656,519)	$5,000,000	$(5,000,000)	$21,420,348	$(59,656,519)	$(38,236,171)

See notes to consolidated financial statements.

ULTIMATE RESORT HOLDINGS, LLC

CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the Six Months Ended June 30,		For the Years Ended December 31,
	2009	2008	2008	2007
	(unaudited)	(unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(1,806,786)	$(13,478,027)	$(23,221,880)	$(24,645,228)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	2,056,276	2,158,462	4,478,707	2,819,494
Provision for bad debts	(129,960)	(27,763)	7,749	81,375
Amortization of deferred loan costs	554,957	549,678	1,104,635	718,827
Employee stock compensation	621,875	1,069,375	2,168,750	785,000
Loss/(gain) on sale of property and equipment	125,947	(53,467)	(27,308)	(11,662)
Cash flows from changes in:
Restricted cash	989,284	3,410,439	3,757,051	(9,521,623)
Membership receivables	(2,825,354)	(496,612)	(148,364)	(310,575)
Prepaid expenses and other current assets	(623,360)	(635,110)	601,338	(975,839)
Accounts payable	(196,497)	863,279	575,689	528,575
Accrued liabilities	645,481	479,113	(244,302)	929,790
Membership fees and dues not yet recognized	2,977,425	6,902,012	12,221,060	36,034,821
Net cash provided by operating activities	2,389,288	741,379	1,273,125	6,432,955
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment	(284,915)	(2,262,388)	(1,958,534)	(10,527,161)
Proceeds from sale of property and equipment	1,622,071	727,184	2,559,225	20,000
Net changes in deposits	(661)	257,090	441,211	4,620,151
Net cash provided by (used in) investing activities	1,336,495	(1,278,114)	1,041,902	(5,887,010)
CASH FLOWS FROM FINANCING ACTIVITIES:
Principal borrowings of long-term debt	—	753,151	2,350,163	2,781,143
Principal repayments on long-term debt	(1,647,346)	(5,069,000)	(10,893,052)	(11,789,336)
Loan costs	—	(100,300)	(100,300)	(2,643,043)
Re-purchase of equity warrants	—	(750,000)	(750,000)	—
Owners – capital contributions	—	10,000	10,000	11,845,974
Owners – distributions	(10,000)	—	—	(171,834)
Net cash provided by (used in) financing activities	(1,657,346)	(5,156,149)	(9,383,189)	22,904
NET (DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS	2,068,437	(5,692,884)	(7,068,162)	568,849
CASH AND CASH EQUIVALENTS – Beginning of period	1,077,303	8,145,465	8,145,465	7,576,616
CASH AND CASH EQUIVALENTS – End of period	$3,145,740	$2,452,581	$1,077,303	$8,145,465
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION AND NON-CASH INVESTING AND FINANCING ACTIVITIES:
Cash paid for interest	$3,848,511	$4,629,091	$9,527,825	$6,191,887
Class B and BB distributions re-invested	—	—	375,000	295,083
Issuance of equity warrants	—	—	—	750,000
Exit fee accrued on revolving loan	—	—	—	1,425,000
Financed acquisitions of properties	—	13,571,000	13,571,000	95,000,000
Property transferred as payment for Class D equity units of Ultimate Resort	—	—	—	1,600,000
Mortgage loan transferred as payment for Class D equity units of Ultimate Resort	—	—	—	656,057
Borrowings for acquisitions of properties	—	10,871,000	10,871,000	95,000,000
Issuance of membership interests for acquisition of properties	—	2,700,000	2,700,000	—

See notes to consolidated financial statements.

ULTIMATE RESORT HOLDINGS, LLC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Six Months Ended June 30, 2009 and 2008 (Unaudited)
And For the Years Ended December 31, 2008 and 2007

Note 1 — Summary of Significant Accounting Policies

Business — Ultimate Resort Holdings, LLC (the “Company” or “we”, “our” or “us”) is a Delaware limited liability company. We operate as a luxury destination club that sells club memberships offering the members reservation rights to use our vacation properties, subject to the rules of the member’s Club Membership Agreement. Our properties are located in various resort destinations throughout the world, including the Caribbean, Mexico, France, England and throughout the USA.

Principles of Consolidation — The consolidated financial statements include the accounts of the Company, including its wholly owned subsidiary Ultimate Escapes Holdings, LLC (see Note 2) and various wholly-owned subsidiaries that own the individual club properties. All intercompany balances and transactions have been eliminated in consolidation.

Organization of The Company — We operate under an Operating Agreement dated April 30, 2007 between our two owners, Ultimate Resort, LLC (“Ultimate Resort”) and JDI Ultimate LLC (“JDI”) that provides for one class of ownership.

Prior to the formalization of the Operating Agreement, our operations were conducted by Ultimate Resort, which has also issued warrants in connection with our debt financing and equity units in connection with our employee compensation. In accordance with SEC Staff Accounting Bulletin Topic 1B, our operations for the period prior to the commencement of the Operating Agreement, together with the warrant and employee compensation transactions (see Notes 6 and 11), are included in our consolidated financial statements. Ultimate Resort is required to make distributions to holders of its Class B and Class BB equity units and those distributions are also reflected in these consolidated financial statements in the capital account of Ultimate Resort (see Note 10).

In accordance with the Operating Agreement, both owners made certain capital contributions to the Company and, except as expressly provided by law or contractual obligation, our owners do not have any personal liability for any obligations we may incur. The initial profit percentages of each owner were Ultimate Resort (88.67%) and JDI (11.33%). These percentages were subject to adjustment based on the level of additional capital contributions, if any, by each owner. Because Ultimate Resort did not fully meet its obligation to provide additional capital, these percentages were subsequently adjusted in 2007 to Ultimate Resort (86.67%) and JDI (13.33%), and were further adjusted effective January 1, 2008 to Ultimate Resort (83.67%) and JDI (16.33%).

JDI also made a $10,000,000 loan to the Company (see Note 8). JDI may, at any time, convert the loan into additional capital contributions, in increments of $5,000,000. For each contribution of $1,000,000, JDI’s percentage will increase, and Ultimate Resort’s percentage will decrease, by 2.266%, up to a maximum increase/decrease of 22.67%. No portion of the loan has been converted.

The Third Amendment to the Operating Agreement, as of July 11, 2008, among other matters, provided Ultimate Resort with an option to acquire the interest held by JDI prior to December 31, 2008. This option was not exercised and expired on December 31, 2008.

Use of Estimates — The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires us to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements. The reported amounts of revenues and expenses during the reporting period may be affected by the estimates and assumptions we are required to make. Estimates that are critical to the accompanying consolidated financial statements arise from our belief that (1) we will be able to raise and/or generate sufficient cash to continue as a going concern (2) all long-lived assets are recoverable, and (3) our estimates of the expected lives of the memberships from which we derive our revenues and on which we base our revenue recognition are reasonable. Estimates and assumptions are reviewed

ULTIMATE RESORT HOLDINGS, LLC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Six Months Ended June 30, 2009 and 2008 (Unaudited)
And For the Years Ended December 31, 2008 and 2007

Note 1 — Summary of Significant Accounting Policies  – (continued)

periodically and the effects of revisions are reflected in the period that they are determined to be necessary. It is at least reasonably possible that our estimates could change in the near term with respect to these matters.

Unaudited Interim Financial Information — The consolidated financial statements as of and for the periods ended June 30, 2009 and 2008, and the related information included in these footnotes, have not been audited but have been prepared in accordance with accounting principles generally accepted in the United States of America for interim financial information. In our opinion, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for the six month period ended June 30, 2009 are not necessarily indicative of the results that may be expected for the full fiscal year.

Memberships and Revenue Recognition — We derive our revenue from the club memberships we sell, which allow the members to use the club properties owned or leased by us. Different levels of membership provide access to different properties and/or increased usage of the properties. Members pay a one-time membership fee (which includes a non-refundable initiation fee), together with annual dues. Members sometimes pay additional fees or charges related to their use of specific properties or club services. Members may upgrade their level of membership at any time by paying additional upgrade fees and annual dues. The terms of each membership is set out in a Club Membership Agreement.

Members who resign may receive a partial refund of their membership fee (excluding the non-refundable initiation fee). For members who resign, we may provide assistance to them with the re-sale of their membership (which re-sale is subject to our approval), in which case the resigning member receives 80% of the proceeds of sale and we retain the remainder. We also provide our members with a redemption assurance program that provides a partial refund of their membership fee (excluding the initiation fee), based on a sliding scale that declines to zero over a ten year period.

The non-refundable initiation fee is amortized over the expected life of the membership, currently estimated as 10 years. The remaining portion of the membership fee, which is included in membership deposits-redemption assurance program in the consolidated balance sheets, is amortized over a 10 year period using the straight line method representing the period over which the Company expects to provide services to the member. Management believes that, based on our knowledge of the industry and our competitors, our own extrapolated experience, and practices in similar membership organizations, that period reasonably reflects the expected life of the memberships, and is consistent with any obligation we may have to provide a partial refund of a portion of the membership fee.

Annual membership dues are billed in advance; payment of these annual dues permits the club member to continue to use the club properties during their membership year and the annual dues are recognized in income on a straight-line basis over the 12 month period to which they relate. Revenue from ancillary charges and other services provided by us to club members when using club properties is recognized at the time of sale.

Membership Dues Not Yet Recognized — represents members’ annual dues that have been billed to members but not yet recognized as revenue.

Membership Initiation Fees Not Yet Recognized — represents members’ nonrefundable initiation fees, which are being recognized as revenue over the estimated life of the membership of ten years, using the straight-line method.

Membership Assessment Not Yet Recognized — In January 2009, we made a one-time non-refundable assessment fee to all Club members in order to raise working capital for 2009. As of June 30, 2009, approximately 70% of the members had paid the assessment fee, aggregating $10,798,855. The assessment, which was based on the amount of the members’ annual dues paid in 2008, was payable in four equal monthly

ULTIMATE RESORT HOLDINGS, LLC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Six Months Ended June 30, 2009 and 2008 (Unaudited)
And For the Years Ended December 31, 2008 and 2007

Note 1 — Summary of Significant Accounting Policies  – (continued)

installments beginning in January 2009 and is being recognized in income ratably in 2009. Members that elected not to pay their required assessment were placed on suspended status and were not able to use the Club’s properties until they paid their assessment and any outstanding annual dues. Members who paid their assessment will receive certain benefits, including a reduction from 20% to 10% in the amount of transfer fee charged to members whose memberships are sold if they subsequently resign, as well as additional accommodation privileges at club properties for the next three years. In August 2009, we reactivated the suspended members, including reinstating any unused days and reservation rights in effect at the time of suspension and began allowing reactivated members to make new club reservations, provided their annual dues were paid when due. If a reactivated member subsequently resigns, any portion of their initial membership fee to be refunded to them under their Club Membership Agreement will be reduced by the amount of the special assessment fee plus interest at 10% per annum.

Membership Deposits To Be Refunded — Members may resign from the club after 18 months and receive a partial refund of their membership fee subject to the redemption procedures identified in the Club Membership Agreements. At December 31, 2007 and 2008 and June 30, 2009, the Company had 860, 922 and 913 active members, respectively. In addition, at December 31, 2008 and June 30, 2009, there were 11 and 29 members, respectively, who had resigned. The redemption assurance obligation to these resigned members at December 31, 2008 and June 30, 2009 was $1,277,265 and $3,081,977 respectively, and is refundable to the respective members within the next 12-18 months in accordance with the Club Membership Agreements.

Membership Deposits — Redemption Assurance Program — The Club Membership Agreements provide members with a redemption assurance program that provides a partial refund of their membership fee (excluding the initiation fee), based on a sliding scale that declines to zero over a ten year period. As the obligation to refund the membership fee declines, the appropriate portion of the membership fee that is no longer refundable is recognized in income in accordance with our estimate of the life of the membership. The Membership Deposits — Redemption Assurance Program balance represents the membership fees that are still potentially subject to refund.

Membership Deposits — Other Programs — Members who joined under a previous plan (no longer offered) may receive a refund of their membership fee (excluding the non-refundable initiation fee), subject to the redemption procedures identified in their Club Membership Agreement. The Membership Deposits — Other Programs balance represents the membership fees under this program. These fees are subject to refund should the member resign and are not recognized in income.

Membership Receivables — Membership receivables principally represent amounts due for annual membership dues and ancillary charges incurred by members while using the club properties. Under the terms of the Club Membership Agreements, we can collect amounts due from members by charging the member's credit card on file if the amount due is not paid within 20 days of the invoice date. In addition, if a member with an amount due terminates their membership, we have the right to deduct unpaid receivables from that member's refundable membership deposit. If the refundable membership deposit is not enough to cover the member's receivable balance and all other means of collection have been exhausted, the unpaid amount is written off against the allowance. At June 30, 2009, December 31, 2008 and 2007, the allowance for doubtful accounts amounted to approximately $14,000, $2,000 and $81,000, respectively.

Membership Loyalty Program — Members may earn points that can be redeemed for additional days of use at club properties or which can also be redeemed for other items and club services such as wine, ski tickets, golf, spa treatments or chef services. The Company’s policy is to recognize the incremental costs associated with these rewards as they are earned by members. To date, these costs have been immaterial to the Company’s financial statements and no accrual has been made for rewards earned but not yet redeemed.

ULTIMATE RESORT HOLDINGS, LLC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Six Months Ended June 30, 2009 and 2008 (Unaudited)
And For the Years Ended December 31, 2008 and 2007

Note 1 — Summary of Significant Accounting Policies  – (continued)

Cash and Cash Equivalents — Cash and cash equivalents consists primarily of deposits with financial institutions, which may, at times, exceed federally insured limits and credit card holdbacks. We consider all highly liquid investments with original maturities of three months or less to be cash equivalents.

Restricted Cash — Restricted cash represents nine months of estimated interest payments under our revolving loan agreement (see Note 6). Use of these proceeds is generally limited to the payment of interest on the loans. However, we are permitted for a limited period of time and subject to certain limitations as provided in the loan agreement, to use a portion of the restricted cash to fund operating expenses. Subsequent to December 31, 2008, our lender approved the use of $1,700,000 from the restricted cash account to pay operating expenses. This amount was required to be repaid before April 30, 2009. As discussed in Note 6, we have not fully refunded this advance and did not meet the additional restricted cash requirements required by the loan agreement as of January 31, 2009. As a result, at June 30, 2009 and currently, we are in default of our obligations under our revolving loan agreement. On September 2, 2009, we received a temporary waiver from the lender and, in connection with our anticipated transaction with Private Escapes (see Note 2), we are negotiating an amended loan agreement with the lender that will reduce our restricted cash obligations and cure the default.

Property and Equipment — Property and equipment are stated at cost less accumulated depreciation and amortization. Depreciation and amortization are calculated using accelerated methods over the estimated useful lives of the respective assets, which range from 3 to 39 years. Leasehold improvements are amortized over the lesser of the lease term or the estimated useful lives of the leased assets. Repairs and maintenance are charged to operations as incurred and renovations and improvements are capitalized.

Impairment of Long-Lived Assets — We analyze our long-lived assets in accordance with Statement of Financial Accounting Standards No. 144 “Accounting for the Impairment or Disposal of Long-Lived Assets” annually and when events and circumstances might indicate that the assets may not be recoverable. If the undiscounted net cash flows are less than the asset’s carrying amount, we record an impairment based on the excess of the asset’s carrying value over fair value. Fair value is determined based on discounted cash flow models, quoted market values and third-party appraisals. We evaluate our real estate assets on a combined basis, as future cash flows include membership sales and dues that are not identifiable to individual properties. Estimates of future cash flows are based on internal projections over the expected useful lives of the assets and include cash flows associated with future maintenance and replacement costs, but exclude cash flows associated with future capital expenditures that would increase the assets’ useful lives. Management believes there is no impairment as of December 31, 2008 and June 30, 2009.

Deferred Loan Costs — Deferred loan costs, consisting of commitment and other fees, the cost of warrants issued to a lender and a loan exit fee (see Note 6), are included in Other Assets and are amortized to interest expense using the straight-line method over the life of the applicable loan.

	June 30, 2009	December 31, 2008	December 31, 2007
	(unaudited)
Deferred loan costs	$5,032,388	$5,032,388	$4,932,088
Less: accumulated amortization	2,378,419	1,823,462	718,827
	$2,653,969	$3,208,926	$4,213,261
Amortization expense for the period	$554,957	$1,104,635	$718,827

ULTIMATE RESORT HOLDINGS, LLC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Six Months Ended June 30, 2009 and 2008 (Unaudited)
And For the Years Ended December 31, 2008 and 2007

Note 1 — Summary of Significant Accounting Policies  – (continued)

Future amortization of these deferred costs is expected to be as follows:

Year Ending December 31
2009	$554,957	$1,109,914
2010	1,109,914	1,109,914
2011	438,763	438,763
2012	103,188	103,188
2013	103,188	103,188
Thereafter	343,959	343,959
	$2,653,969	$3,208,926

Income Taxes — As a limited liability company, we are classified as a partnership under the provisions of the Internal Revenue Code and applicable state laws, and therefore the Company is not directly subject to income taxes. The results of our operations are includible in the tax returns of the holders of our common equity units. Therefore, no provision for income taxes is provided in the accompanying consolidated financial statements. We evaluate our tax positions at the end of each period and determined that no significant uncertainties existed at such dates.

Advertising Costs — The costs of advertising are expensed as incurred. For the six months ended June 30, 2009 and the years ended December 31, 2008 and 2007, advertising costs were $418,003, $2,306,995 and $3,985,656, respectively.

Financial Instruments and Concentrations of Credit Risk —  Financial instruments, as defined in Financial Accounting Standard No. 107, “Disclosures about Fair Values of Financial Instruments,” consist of cash, evidence of ownership in an entity and contracts that both (1) impose on one entity a contractual obligation to deliver cash or another financial instrument to a second entity, or to exchange other financial instruments on potentially unfavorable terms with the second entity, and (2) conveys to that second entity a contractual right (a) to receive cash or another financial instrument from the first entity or (b) to exchange other financial instruments on potentially favorable terms with the first entity. Our financial instruments consist primarily of cash and cash equivalents, restricted cash, accounts receivable, accounts payable, accrued liabilities and credit facilities. The carrying values of these financial instruments approximate their respective fair values due to their short-term nature.

Financial instruments that potentially subject us to significant concentrations of credit risk consist primarily of cash and cash equivalents, restricted cash and membership receivables. We frequently maintain cash balances in excess of federally insured limits. We have not experienced any losses in such accounts. Concentrations of credit risk with respect to membership receivables are limited due to the number of members comprising our customer base and their dispersion across the United States of America. We perform a credit evaluation of our customers’ financial condition and have not incurred any significant credit related losses.

Fair Value Measurements — FAS 157, “Fair Value Measurements” defines fair value, establishes a methodology for measuring fair value, and expands the required disclosure for fair value measurements. FAS159, “The Fair Value Option for Financial Assets and Financial Liabilities-Including an Amendment of FASB Statement No. 115” permits entities to choose to measure many financial instruments and certain other items at fair value. We have not elected the fair value measurement option for any of our financial assets or liabilities.

FASB Staff Position No. 157-3, “Determining the Fair Value of a Financial Asset When the Market for That Asset Is Not Active” (“FSP 157-3”) clarifies the application of fair value in inactive markets and allows for the use of management's internal assumptions about future cash flows with appropriately risk-adjusted

ULTIMATE RESORT HOLDINGS, LLC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Six Months Ended June 30, 2009 and 2008 (Unaudited)
And For the Years Ended December 31, 2008 and 2007

Note 1 — Summary of Significant Accounting Policies  – (continued)

discount rates when relevant observable market data does not exist. The objective of FAS 157 has not changed and continues to be the determination of the price that would be received in an orderly transaction that is not a forced liquidation or distressed sale at the measurement date.

At December 31, 2008, we did not have any items to be measured at fair value.

Recent Accounting Pronouncements — The following pronouncements have been issued since the end of the period covered by these consolidated financial statements:

Pronouncement	Issued	Title
SFAS 164	May 2009	Not-For-Profit Entities: Mergers and Acquisitions
SFAS 165	May 2009	Subsequent Events
SFAS 166	June 2009	Accounting for Transfers of Financial Assets
SFAS 167	June 2009	Amendments to FASB Interpretation No. 46(R)
SFAS 168	June 2009	The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles — a replacement of FASB Statement No. 162
FSP FAS 141(R)-1	April 2009	Accounting for Assets Acquired and Liabilities Assumed in a Business Combination That Arise from Contingencies
FSP FAS 157-4	April 2009	Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly
FSP FAS 107-1 and APB 28-1	April 2009	Interim Disclosures about Fair Value of Financial Instruments
FSP FAS 115-2 and FAS 124-2	April 2009	Recognition and Presentation of Other-Than-Temporary Impairments

Management does not anticipate that the new accounting pronouncements listed above will have a material impact on our consolidated financial statements.

Subsequent Events — In preparing these consolidated financial statements, we have considered the effect of events occurring subsequent to the date of the financial statements through September 18, 2009, the date the financial statements were issued.

Note 2 — Current Developments (unaudited)

In May 2008, we entered into a contribution agreement and a marketing cooperation agreement with another unrelated luxury destination club, Private Escapes Holdings, LLC (“Private Escapes”). Under the marketing cooperation agreement, we have been jointly marketing our respective Club Memberships under the “Ultimate Escapes” brand. On September 15, 2009, we contributed all of our assets and liabilities to our wholly-owned subsidiary Ultimate Escapes Holdings LLC (“Ultimate Escapes”) in exchange for a majority ownership interest in Ultimate Escapes. The exchange of our assets and liabilities was accounted for as a transaction between entities under common control, with no change in the basis of our assets and liabilities. For accounting purposes we are deemed to have undergone a recapitalization, whereby we are deemed to have issued equity units in Ultimate Escapes to our two owners Ultimate Resort and JDI. Contemporaneously, Private Escapes contributed certain of its club properties, club members and other assets to Ultimate Escapes

ULTIMATE RESORT HOLDINGS, LLC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Six Months Ended June 30, 2009 and 2008 (Unaudited)
And For the Years Ended December 31, 2008 and 2007

Note 2 — Current Developments (unaudited)  – (continued)

in exchange for a minority equity interest in Ultimate Escapes. The contribution of assets by Private Escapes to Ultimate Escapes was accounted for under the acquisition method of accounting in accordance with FAS 141R.

On July 21, 2009, Ultimate Escapes and the Company’s managing member signed a Letter of Intent with Secure America Acquisition Corporation (“SAAC”), a special purpose acquisition corporation, under which it is expected that SAAC and Ultimate Escapes will enter into a business combination. A definitive agreement was signed on September 2, 2009 and, subject to approval and certain other actions by SAAC’s stockholders and warrantholders, the transaction is expected to close in October 2009. It is expected that the business combination will be accounted for as a reverse merger, whereby Ultimate Escapes will be the continuing entity for financial reporting purposes and will be deemed, for accounting purposes, to be the acquirer of SAAC. In accordance with the applicable accounting guidance for accounting for the business combination as a reverse merger, Ultimate Escapes will be deemed to have undergone a recapitalization, whereby it will be deemed to have issued equity units to SAAC’s common equity holders. Accordingly, although SAAC, as the parent company of Ultimate Escapes, will be deemed to have legally acquired Ultimate Escapes, in accordance with the applicable accounting guidance for accounting for the business combination as a reverse merger, Ultimate Escapes assets and liabilities will be recorded at their historical carrying amounts (subject to the recording of Private Escapes assets and liabilities at fair value, as a result of the acquisition of those assets by Ultimate Escapes), with no additional goodwill or other intangible assets recorded as a result of the accounting merger of Ultimate Escapes with SAAC.

The valuation of the assets and liabilities of Private Escapes acquired on September 15, 2009, summarized below, is based upon preliminary estimates. The estimates and assumptions, some of which are not finalized, are subject to change upon the finalization of the valuation of Private Escapes’ assets and liabilities.

SFAS 141R requires, among other things, that most assets acquired and liabilities assumed be recognized at their fair values as of the acquisition date. In addition, SFAS No. 141R establishes that the consideration transferred include the fair value of any contingent consideration arrangements and any equity or assets exchanged are measured at the closing date of the merger at the then-current market price; this particular requirement will likely result in a per share equity component that is different from the amount assumed in these unaudited pro forma condensed combined financial statements. Purchase consideration, based upon a preliminary valuation, is as follows:

Fair value of equity issued(1)	$4,556
Fair value of contingent consideration(2)	4,000
Purchase Price	$8,556

(1)	Based upon SAAC's adjusted closing share price of $7.94 per share and Private Escapes beneficial ownership of 8% of the 7,178,841 shares issuable by SAAC to Ultimate Escapes equity holders upon conversion.
(2)	Based upon management's preliminary estimate of the fair value of the additional 16% of equity in Ultimate Escapes that could be earned based on (i) additional contributions made in the first 60 days after closing and (ii) the re-engagement of Private Escapes Resigned Club Members. In addition a preliminary estimate was made for the 8% - 24% of the contingent consideration arrangement which could result in issuance of up to 7,000,000 shares of the Company’s common stock if certain performance targets are achieved. The fair value estimate includes management’s preliminary assumptions of the probability of achievement of performance targets. The estimates and assumptions, some of which cannot be finalized prior to consummation of the acquisition, are subject to change upon the acquisition date and finalization of the valuation of the contingency.

ULTIMATE RESORT HOLDINGS, LLC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Six Months Ended June 30, 2009 and 2008 (Unaudited)
And For the Years Ended December 31, 2008 and 2007

Note 2 — Current Developments (unaudited)  – (continued)

Preliminary Fair Value of Contingent Consideration

Contingent consideration consists of the sum of the following items:

1.	The fair value of the estimated additional contributions from Private Escapes — $570
2.	The fair value estimate of the re-engagement of Private Escapes resigned club members — $826
3.	The fair value of additional shares issuable upon the achievement of certain performance targets — $2,604
•	Additional Contributions from Private Escapes

The fair value estimate for the additional contributions from Private Escapes was calculated using the weighted average of various cash contribution amounts and the likely percentage of those contributions being made by Private Escapes based on their current cash position, the internal projections for sale of new club memberships, and the estimated proceeds from the sale of assets that were excluded from the merger with Ultimate Escapes that can be sold within the 60 day period. The estimated cash contributions ranged from $0 to $700. The weighted average calculation resulted in an estimated cash contribution of approximately $262, which would give Private Escapes an additional 1% ownership in Ultimate Escapes with a fair value of approximately $570 (1% of 7,178,841 shares at $7.94 per share).

•	Re-engagement of Private Escapes Resigned Club Members

The fair value estimate for the re-engagement of Private Escapes resigned club members was calculated using a weighted average analysis to estimate the percentage of members in the resignation list that may be re-engaged by Private Escapes based on management analysis of member feedback provided at the time of resignation, impact of the economy and its effect on industry confidence, and the amount of assets available to repay the members redemption liability. That estimated percentage was, in turn, used to estimate the fair value of the reduction in the redemption liability resulting from the re-engagement of resigned club members. The total number of members on the resignation list as of September 7, 2009 was 62. The weighted average number of members projected to be re-engaged was 20, representing 32% of the 62 members on the resignation list. The membership deposits liability for these members of approximately $9 million was multiplied by the 32% estimated re-engagement rate to determine the reduction in the redemption liability of approximately $2,900. This amount would give Private Escapes an estimated additional 1.45% ownership in Ultimate Escapes with a fair value of approximately $826 (1.45% of 7,178,841 shares at $7.94 per share).

•	Potential Issuance of Additional Shares Upon the Achievement of Certain Performance Targets

The fair value estimate for the issuance of additional SAAC shares if certain performance targets are achieved under the first and second earn-outs was calculated using a weighted average analysis using various performance target scenarios for each of the earn-outs separately and the probability those target scenarios would be achieved based on internal projections for sale of new memberships and upgrades, expected synergies from combining operations, and historical trends in the Company’s performance. The estimated fair value of $2,604 was calculated by multiplying the estimated number of shares that could be potentially earned per the weighted average analysis (approximately 3,139,000 shares) by the estimated adjusted Private Escapes equity ownership in Ultimate Escapes (10.45%, representing Private Escapes’ initial 8% interest and the additional 1% and 1.45% determined above) and by SAAC’s estimated adjusted closing share price ($7.94).

ULTIMATE RESORT HOLDINGS, LLC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Six Months Ended June 30, 2009 and 2008 (Unaudited)
And For the Years Ended December 31, 2008 and 2007

Note 2 — Current Developments (unaudited)  – (continued)

The aggregate range of contingent consideration is as follows:

	Range of Additional Ownership %(1)	Range of Fair Values	Weighted Average Value
Additional contributions	0% – 2%	$0 – $1,140	$570
Re-engagement of resigned club members	0.5% – 2.5%	$285 – $1,425	826
Performance targets	0 – 400,000 shares	$0 – $3,176	2,604
Total contingent consideration		$285 – $5,741	$4,000

(1)	The range of additional ownership percentage was calculated using management assumptions. Management believes that the upper end of the maximum range of additional ownership is not attainable.

As shown in the table below, every 10% change in the SAAC share price would result in a change in the total purchase price of approximately $400.

	Share Price
Contingent Consideration	$7.15 (10% decrease)	$7.94 (current price)	$8.73 (10% increase)
Additional contributions	$515	$570	$629
Re-engagement of resigned club members	743	826	908
Performance targets	2,344	2,604	2,865
Total contingent consideration	$3,602	$4,000	$4,402

Under the acquisition method of accounting, the assets acquired and liabilities assumed will be recorded as of the completion of the acquisition, primarily at their respective fair values. SFAS No. 157 defines the term “fair value” and sets forth the valuation requirements for any asset or liability measured at fair value, expands related disclosure requirements and specifies a hierarchy of valuation techniques based on the nature of the inputs used to develop the fair value measures. Fair value is defined in SFAS No. 157 as “the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.” This is an exit price concept for the valuation of the asset or liability. In addition, market participants are assumed to be buyers and sellers in the principal (or the most advantageous) market for the asset or liability. Fair value measurements for an asset assume the highest and best use by these market participants. As a result of these standards, the Company may be required to record assets which are not intended to be used or sold and/or to value assets at fair value measures that do not reflect the Company’s intended use of those assets. Many of these fair value measurements can be highly subjective and it is also possible that other professionals, applying reasonable judgment to the same facts and circumstances, could develop and support a range of alternative estimated amounts.

ULTIMATE RESORT HOLDINGS, LLC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Six Months Ended June 30, 2009 and 2008 (Unaudited)
And For the Years Ended December 31, 2008 and 2007

Note 2 — Current Developments (unaudited)  – (continued)

Based upon the Company’s preliminary valuation, a preliminary allocation of the purchase price consideration is as follows:

Purchase Price	$8,556
Assets acquired and liabilities assumed:
Assets:
Property and equipment, net	$50,976
Current assets	523
Goodwill(1)	11,879
Identifiable intangible assets(2)	27,500
Other assets	5,579
Total Assets	$96,457
Liabilities:
Debt	$29,925
Other liabilities	57,976
Total Liabilities	$87,901

(1)	Goodwill represents the expected synergies from combining operations of Ultimate Resort and Private Escapes, as well as intangible assets that do not qualify for separate recognition. We expect that the entire amount of goodwill recorded will be deductible for tax purposes. We did not record a deferred tax asset as the Company’s historical losses make it currently more likely than not that the asset would not be realizable. Goodwill will be evaluated for impairment at least annually. We expect that we will have a single reporting unit for purposes of our goodwill impairment test.
(2)	Based on management’s experience in acquiring new members’ including the related marketing and sales cost to identify qualified members, Private Escapes has two significant assets not recorded on its balance sheet that are key to the acquisition. They are the cost avoided to acquire the approximately 300 Private Escapes members and the approximate 50,000 target names in their lead generation data base. Ultimate Escapes historical cost to acquire a new member is $50,000 per member, primarily in advertisements, promotional events, and sales commissions. An intangible asset for $15 million has been reflected in the pro forma balance sheet for this asset. Ultimate Escapes values the cost to acquire the leads in the lead generation database at $250 per lead, based on the current cost of a general lead from Ultimate Escapes’ major lead source. An intangible asset of $12.5 million has been reflected in the pro forma balance sheet for the lead generation database.

Because the contribution of Private Escapes’ assets occurred subsequent to June 30, 2009, the accompanying statements of operations do not include any revenue or earnings of Private Escapes.

The following unaudited pro forma financial information for the six months ended June 30, 2009 and the year ended December 31, 2008 includes the historical and pro forma effects of the September 15, 2009 acquisition of the business and certain assets of Private Escapes, as if the acquisition had taken place on January 1, 2008.

	For the Six Months Ended June 30, 2009	For the Year Ended December 31, 2008
	(Unaudited)
Revenues	$22,573,000	$31,576,000
Net Loss	(4,195,000)	(37,665,000)
Net Loss per share	(0.65)	(5.83)

ULTIMATE RESORT HOLDINGS, LLC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Six Months Ended June 30, 2009 and 2008 (Unaudited)
And For the Years Ended December 31, 2008 and 2007

Note 2 — Current Developments (unaudited)  – (continued)

On September 15, 2009, in connection with the contribution of our assets to Ultimate Escapes, described above, we, together with Private Escapes, entered into a Consolidated Amended and Restated Loan and Security Agreement with CapitalSource (the “New Loan Agreement”). The New Loan Agreement replaces and supersedes our April 30, 2007 Loan Agreement with CapitalSource as discussed in Note 6.

The New Loan Agreement provides for borrowings up to the lesser of a defined maximum amount or a defined borrowing base amount. The maximum amount available is $110,000,000 through December 31, 2009, $108,000,000 from January 1, 2010 through June 30, 2010, $105,000,000 from July 1, 2010 through December 31, 2010 and $100,000,000 from January 1, 2011 to the maturity date of April 30, 2011. The borrowing base amount is a percentage of the appraised value of all owned property encumbered by a mortgage in favor of CapitalSource. Through March 31, 2010, that percentage is 75%, from April 1, 2010 through December 31, 2010 it is 70% and from January 1, 2011 it is 65%.

Interest is calculated on the actual days elapsed and the basis of a 360 day year and is payable monthly at the three-month LIBOR (0.30% at September 14, 2009) plus 5% per annum. An exit fee of $1,650,000 is due on maturity or earlier if the loan is terminated for any reason. The maturity date may be extended at our request for two additional one year periods, provided we are not in default under the New Loan Agreement and on payment of an extension fee of 0.25% of the then maximum loan amount of $100,000,000. Except for payments required on the sale of a mortgaged property, no principal payments are due until maturity on April 30, 2011, except that we are required to make a cash payment of $2,000,000 on December 31, 2009, a cash payment of $3,000,000 on June 30, 2010 and a cash payment of $5,000,000 on December 31, 2010. If we exercise one or both of the extension options, we are required to make a cash payment of $5,000,000 on June 30, 2011, $5,000,000 on December 31, 2011, $5,000,000 on June 30, 2012 and $5,000,000 on December 31, 2012. We may voluntarily prepay any part of the loan at any time but may terminate the New Loan Agreement only by providing 30 days written notice and prepaying outstanding amounts in full.

We are required to meet certain covenants as defined in the New Loan Agreement, including:

(1)	Maintain either (a) a restricted cash balance of not less than six months debt service (as defined), or (b) a debt service coverage ratio of 1.25 to 1.00, based on the ratio of (a) Adjusted EBITDA for the immediately preceding 12 calendar months, to (b) debt service (excluding balloon maturities of indebtedness) on a consolidated basis for the immediately preceding 12 calendar months.
(2)	Maintain a leverage ratio between debt (as defined and with certain exclusions) and consolidated tangible net worth of no more than 3.5:1.
(3)	Remain in compliance at all times with applicable requirements as to ratio of the number of properties to members or “equivalent members”, as set forth in the applicable Club Membership Plans.
(4)	For the years ending December 31, 2009 and 2010, the consolidated net loss must not exceed $10,000,000 and $5,000,000, respectively. For the year ending December 31, 2011 and each succeeding year, the consolidated net income must be not less than $1.
(5)	The debt ratio (aggregate mortgage financing to the aggregate appraised value for all owned Property) on a consolidated basis must not exceed 80%.

In addition to various covenants, the New Loan Agreement contains customary Events of Default that would permit CapitalSource to accelerate repayment of amounts outstanding, including failure to pay any amounts outstanding under the New Loan Agreement when due, insolvency, judgment or liquidation, failure to pay other borrowed money in excess of $500,000, failure to comply with the terms and conditions of the New Loan Agreement, suspension of the sale of Club Memberships, termination of any Club or Club Membership

ULTIMATE RESORT HOLDINGS, LLC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Six Months Ended June 30, 2009 and 2008 (Unaudited)
And For the Years Ended December 31, 2008 and 2007

Note 2 — Current Developments (unaudited)  – (continued)

Plan, failure to pay (without their consent) any amounts due to a resigning Club Member in accordance with the terms of their Club Membership Agreement and a Change in Management (as defined).

Note 3 — Going Concern

Our consolidated financial statements are prepared using accounting principles generally accepted in the United States of America applicable to a going concern, which contemplate the realization of assets and liquidation of liabilities in the normal course of business. As shown in the accompanying consolidated financial statements, the Company incurred net losses of $1,806,786, $23,221,880 and $24,645,228 during the six months ended June 30, 2009 and the years ended December 31, 2008 and 2007, respectively. As of June 30, 2009 and December 31, 2008, the Company’s current liabilities exceed its current assets by approximately $106 million and $9 million, respectively. In addition, while we have completed the contribution of our assets and liabilities to Ultimate Escapes and completed the refinancing of a significant portion of the related debt (Note 2), we may not be able to meet certain covenants under the revolving loan agreement in the future (see Note 6). We have also experienced a decrease in new membership sales and existing member upgrades over the last six months of 2008 and first six months of 2009.

The above factors, among others, indicate that we may be unable to continue as a going concern for a reasonable period of time. Our management has taken steps to increase cash flow in order to cover 2009 operational expenses through a special membership assessment fee (see Note 1), and if further needed, through the sale of selected club properties. In addition, management is also reducing our costs by decreasing our workforce, implementing pay cuts, and closely monitoring and reducing operating expenses. Our ability to continue as a going concern is dependent on the plan’s success, current members paying their annual club dues. As described in Note 2, on September 2, 2009, our managing member signed a definitive agreement with Secure America Acquisition Corporation, a special purpose acquisition corporation, under which it is expected that we will enter into a business combination that will provide us with a minimum of $20 million of additional equity capital (or possibly less, but in no event less than $10 million, depending on how many shares are converted or purchased by SAAC, as discussed elsewhere in this proxy statement).

Our consolidated financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or the amounts and classification of liabilities that might be necessary should we be unable to continue as a going concern.

Note 4 — Property Acquisitions

Effective May 1, 2007, we acquired certain properties from a company in bankruptcy for total consideration of approximately $105,000,000, which was financed by $95,000,000 of long-term debt from Capital Source Finance LLC (see Notes 6 and 7) and a $10,000,000 note from JDI (see Note 8). The purchase price was allocated to the assets acquired, consisting entirely of property and equipment, based on their relative fair values at the date of acquisition.

In 2007, Ultimate Resort issued 53 of its Class D equity units to the Managing Member for $1,590,000. Payment for the units was made by the Managing Member by the contribution to us of a property valued at $1,600,000, which was approximately the historical cost, the assumption by us of an associated mortgage of $656,057 and a cash contribution of $646,057.

Effective February 16, 2008, we acquired six properties from an unrelated luxury destination club for approximately $15,100,000. The purchase price was financed by borrowings under our loan agreements and the issuance of nine corporate memberships and was allocated to the assets acquired, consisting entirely of property and equipment, based on their relative fair values at the date of acquisition. The value of the corporate memberships ($2,700,000 in the aggregate) was based on 80% of the then selling price of such memberships which approximated the fair value of the properties acquired less borrowings.

ULTIMATE RESORT HOLDINGS, LLC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Six Months Ended June 30, 2009 and 2008 (Unaudited)
And For the Years Ended December 31, 2008 and 2007

Note 5 — Property and Equipment

As of December 31, 2008, we operate 84 club properties, of which 59 are owned by us and 25 are leased properties (see Note 12) located in various resort destinations. The owned properties provide the borrowing base for our revolving loan (see Note 6).

At June 30, 2009, December 31, 2008 and 2007, property and equipment consists of the following:

	2009	2008	2007
	(Unaudited)
Club properties, and improvements	$90,687,836	$93,058,275	$83,612,106
Land	24,609,250	24,682,229	23,018,732
Furniture and fixtures at club properties	9,546,563	9,709,336	8,075,829
Office equipment	246,792	243,312	99,051
	126,090,441	127,693,152	114,805,718
Less accumulated depreciation and amortization	9,295,394	7,378,726	3,010,452
	$116,795,047	$120,314,426	$111,795,266

Note 6 — Revolving Loan

With the exception of the reference to Note 2, the information presented in this note is as of September 8, 2009.

During the year ended December 31, 2008 and as of December 31, 2008, we were in compliance with our debt covenants, as described below. However, we were not in compliance with these covenants subsequent to December 31, 2008. As a result, the loan is in default at June 30, 2009 and has been classified as current at that date. As discussed in Note 2, in connection with our transaction with Private Escapes on September 15, 2009, we negotiated a New Loan Agreement that reduced our restricted cash obligations and cured the default, at which time the loan was re-classified as long-term. The terms of the New Loan Agreement are described in Note 2.

On April 30, 2007, we entered into a Loan and Security Agreement (the “Loan Agreement”) with CapitalSource Finance LLC (“CapitalSource”), which provided for both a revolving loan (described below) and a term loan (see Note 7). The Loan Agreement was amended on October 15, 2007 and was further amended on February 14, 2008. The loan is collateralized by substantially all of our assets and is guaranteed by Ultimate Resort.

The Loan Agreement, as subsequently amended, provides for borrowings up to a defined borrowing base amount. At June 30, 2009, December 31, 2008 and 2007, $85,118,215, $86,387,145 and $78,437,200, respectively, was outstanding under the revolving loan. The outstanding balance at December 31, 2008 represents the maximum permitted at that date under the then borrowing base formula. On and after March 31, 2009, the borrowing base is an amount equal to the lesser of (i) $90,000,000 or (ii) 65% of the appraised value of all owned property encumbered by a mortgage in favor of the lenders. At December 31, 2008, the appraised value of such property was $127,290,000.

Interest is payable monthly at the three-month LIBOR (0.60% at June 30, 2009 and 1.90% at December 31, 2008) plus 5%, with a floor of 8.75% per annum. An exit fee of $1,425,000 is due on maturity or earlier if the loan is terminated for any reason. The fee is included in deferred loan costs and is being amortized to interest expense over the term of the loan. No principal payments are due until maturity on April 30, 2011.

ULTIMATE RESORT HOLDINGS, LLC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Six Months Ended June 30, 2009 and 2008 (Unaudited)
And For the Years Ended December 31, 2008 and 2007

Note 6 — Revolving Loan  – (continued)

We are required to meet certain covenants as defined in the Loan Agreement, including:

(1)	(a) maintaining a restricted cash balance of not less than 75% of annual debt service on the revolving and term loans, or (b) maintaining a debt service coverage ratio of 1.25 to 1.00, based on the ratio of (a) EBITDA for the immediately preceding three calendar months, to (b) debt service (excluding balloon maturities of indebtedness) on a consolidated basis for the immediately preceding three calendar months.
(2)	If we achieved less than 75% of projected gross sales of membership interests for the fiscal year ended December 31, 2008, as set out in the Loan Agreement, we were required to deposit an additional one month's annual debt service on or before January 31, 2009. This requirement was not met and the additional deposit was required. As discussed below, the additional deposit required by January 31, 2009 was not made and, accordingly, as of that date, the loan was in default. Thereafter, we are required to deposit an additional one month's annual debt service (i) on or before April 30, 2009, unless we have achieved at least 75% of projected gross sales of membership interests as set out in the Loan Agreement for the fiscal quarter ending March 31, 2009, and (ii) on or before July 31, 2009, unless we have achieved at least 75% of projected gross sales of membership interests for the fiscal quarter ending June 30, 2009. The projected gross sales targets for the quarters ended March 31, 2009 and June 30, 2009 were not met and the additional deposits required by the loan agreement have not been made.
(3)	Remain in compliance at all times with applicable requirements as to ratio of the number of properties to members or “equivalent members”, as set forth in the applicable Club Membership Plans.
(4)	For the period beginning May 1, 2007, and ending April 30, 2008, the consolidated net income (loss) must not exceed ($25,000,000). For the period beginning May 1, 2008, and ending April 30, 2009, the consolidated net income (loss) must not exceed ($18,000,000). For the period beginning May 1, 2009, and ending April 30, 2010, the consolidated net income (loss) must be not less than $1.
(5)	The debt ratio (aggregate mortgage financing to the aggregate appraised value for all owned Property) on a consolidated basis must not exceed 80%.

The Loan Agreement requires us to maintain a restricted cash balance equivalent to approximately nine months of interest payments due on the loan. Although the use of these funds is generally limited to the payment of interest on the loans, we may, for a limited period of time and subject to certain limitations as provided in the Loan Agreement, use a portion of the restricted cash to fund operating expenses. Subsequent to December 31, 2008, CapitalSource approved the use of $1,700,000 from the restricted cash account to pay operating expenses, to be repaid prior to April 30, 2009. The Company repaid $700,000 but the balance has not been repaid and, as discussed above, the Company has also not increased the restricted cash account as required by the Loan Agreement. On July 10, 2009, we received a notice of default from CapitalSource. Our obligations under the Loan Agreement have been classified as current at June 30, 2009. In connection with our proposed re-organization and business combination (see Note 2), we expect that CapitalSource will continue to be our primary lender and on September 2, 2009, we received a waiver from CapitalSource. Such waiver will be rescinded on September 18, 2009 if we have not closed the Contribution Agreement with Private Escapes (see Note 2) and, in connection with that transaction, if the Loan Agreement has not been re-stated and amended on terms and conditions satisfactory to CapitalSource.

We paid CapitalSource an initial commitment fee of $950,000 and also paid other fees and expenses aggregating $775,212. These fees, together with the exit fee of $1,425,000 required on maturity or earlier repayment of the loan and the $750,000 cost of the warrants described below, have been deferred and are

ULTIMATE RESORT HOLDINGS, LLC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Six Months Ended June 30, 2009 and 2008 (Unaudited)
And For the Years Ended December 31, 2008 and 2007

Note 6 — Revolving Loan  – (continued)

being amortized over the term of the Loan Agreement. As indicated above, we expect that CapitalSource will continue to be our primary lender and that therefore the future benefit to be received from these deferred fees has not been impaired.

In connection with the Loan Agreement, on April 30, 2007, Ultimate Resort issued to CapitalSource a Warrant to purchase 43 Class C equity units of Ultimate Resort, at an exercise price of $11,627.91 per unit (aggregate proceeds on exercise of $500,000), exercisable at any time prior to the later of April 30, 2017 or five years after the irrevocable payment in full in cash of all of the obligations and termination of the Loan Agreement. Prior to its redemption described below, the Warrant permitted the holder to execute a cashless exercise, thus permitting net settlement. As a result, in accordance with FAS 133 “Accounting for Derivative Instruments and Hedging Activities,” the Warrant is a derivative instrument. Because the Warrant permits CapitalSource to require Ultimate Resort to re-purchase the Warrant or the underlying Class C equity units, in certain circumstances, including an Event of Default or a Change in Control, the Warrant did not meet the criteria of EITF Issue 00-19 “Accounting for Derivative Financial Instruments Indexed to, and Potentially Settled In, a Company’s Own Stock.” The issuance of the Warrant by Ultimate Resort on our behalf was recognized as a capital contribution to us by Ultimate Resort and classified as a derivative instrument, at its estimated fair value. On May 23, 2008, CapitalSource agreed to cancel the Warrant in exchange for a payment of $750,000. The Class C equity units are issued to employees and others for services provided. In estimating the fair value of the Warrant at the time it was issued, we compared the exercise price of the Warrant with the amount ($30,000) at which the Class D common equity units of Ultimate Resort, which have broadly similar characteristics, were sold during 2007. Based on that amount, the intrinsic value of the warrant at the time it was issued was $790,000. We concluded that the amount of $750,000 at which the Warrant was re-purchased was not materially different from its intrinsic value and that its fair value at the time it was issued would not be materially different from its intrinsic value. Accordingly, the Warrant was valued at $750,000, which was recorded as deferred loan costs and is being amortized over the life of the loan.

Note 7 — Term Loan

On April 30, 2007, as part of the Revolving Loan Agreement described in Note 6, we also entered into a $10,000,000 term loan agreement with CapitalSource. The loan was collateralized by substantially all our assets and guaranteed by our majority owner, Ultimate Resort. Interest was payable monthly at 16% per annum. We were originally required to repay at least $4,000,000 of the outstanding principal balance by October 31, 2007, and to have paid all amounts due under the Term Loan on or before April 30, 2008. On February 14, 2008, the agreement was amended to require only that we repay the Term Loan (including all accrued interest) on or before December 31, 2008. The loan, including all accrued interest, was repaid in full on January 12, 2009.

Note 8 — Note Payable to Minority Owner

On April 30, 2007, we issued a $10,000,000 note payable to JDI, our minority owner (see Note 1). Interest is payable quarterly at 5% per annum and no principal payments are due until maturity on April 30, 2017. The note, which is subordinate to the revolving and term loans from CapitalSource, is collateralized by a second security interest in certain real property.

JDI may, at any time, convert the loan into additional capital contributions, in increments of $5,000,000. For each contribution of $1,000,000, JDI’s profit percentage will increase, and Ultimate Resort’s profit percentage will decrease, by 2.266%, up to a maximum increase/decrease of 22.67%. No portion of the loan has been converted.

ULTIMATE RESORT HOLDINGS, LLC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Six Months Ended June 30, 2009 and 2008 (Unaudited)
And For the Years Ended December 31, 2008 and 2007

Note 8 — Note Payable to Minority Owner  – (continued)

The loan includes certain Events of Default, including any default under the Loan Agreement with CapitalSource. As described in Note 6, the CapitalSource loan is in default at June 30, 2009 and, accordingly, the JDI loan is also in default and has been classified as current at June 30, 2009.

In connection with the loan from JDI, we paid fees and expenses aggregating $1,031,875. These fees have been deferred and are being amortized over the 10 year term of the note. As discussed in Note 6, we expect that CapitalSource will continue to be our primary lender and that the existing default under the CapitalSource loan, and thus the JDI loan, will be cured and therefore the future benefit to be received from these deferred fees has not been impaired.

Note 9 — Accrued Liabilities

At June 30, 2009, December 31, 2008 and 2007, accrued liabilities consist of the following:

	2009	2008	2007
	(unaudited)
Payroll	$176,948	$53,625	$201,456
Interest	1,010,071	786,547	952,019
Loan agreement exit fee	1,425,000	1,425,000	1,425,000
Property taxes	530,633	531,661	147,499
Marketing, consulting, credit fees, and other	717,317	417,655	732,816
	$3,859,969	$3,214,488	$3,458,790

Note 10 — Accrued Distributions

Ultimate Resort, our majority-owner, is required to make distributions to holders of its Class B and Class BB equity units and those distributions are accrued and charged to its capital account, as follows:

Accrued Distributions
Balance – January 1, 2007	$466,917
Distributions accrued	497,000
Distributions re-invested	(295,083)
Distributions paid	(171,834)
Balance – December 31, 2007	497,000
Distributions accrued	477,000
Distributions re-invested	(375,000)
Balance – December 31, 2008	599,000
Distributions accrued	238,500
Distributions paid	(10,000)
Balance – June 30, 2009	$827,500

Note 11 — Equity Compensation

Beginning in 2004, Ultimate Resort, our majority-owner, granted incentive rights to certain of our key employees to acquire Class C equity units of Ultimate Resort, subject to minimum vesting periods, at no cost to the employee. As of December 31, 2008, a total of 345 Class C equity units had been granted to employees, of which 110 units have fully vested and been issued. The remaining 235 Class C units will be issued to the employees subject to completion of the required employment after the grant date. The rights generally vest

ULTIMATE RESORT HOLDINGS, LLC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Six Months Ended June 30, 2009 and 2008 (Unaudited)
And For the Years Ended December 31, 2008 and 2007

Note 11 — Equity Compensation  – (continued)

100% after four years, although for certain grants the rights vest at 25% per annum for four years. Until the rights have vested, the employees are not entitled to any benefit associated with the ownership of the Class C equity units.

We account for the issuance of these units by Ultimate Resort, our majority-owner, in accordance with FAS 123(R), “Share-Based Payment”. This statement requires us to recognize compensation expense in an amount equal to the grant-date fair value of the units. In estimating the fair value of the Class C equity units at the time they were granted, management compared the likely fair value of the units with the amounts at which the Class B, BB and D equity units of Ultimate Resort, which have broadly similar characteristics, were sold. Based on the prices at which Ultimate Resort had sold its Class B, BB and D equity units, management concluded that a reasonable estimate of the fair value of the Class C units in 2004 and 2005 was $10,000, for rights granted in 2006 and 2007 was $20,000, and for those granted in 2008 and later was $30,000 per unit. Management has retrospectively concluded that the prices obtained by Ultimate Resort, our majority-owner, for the sale of its Class B, BB and D equity units provided sufficient evidence to enable management to estimate the fair value of the Class C equity units, without the necessity and costs of obtaining an independent valuation of the Class C units. The estimated fair value of these units, as of the date of grant, is recognized as compensation cost over the vesting period and recorded as a capital contribution to us by Ultimate Resort. The number of units granted and vested is as follows:

	Units Granted	Not Vested	Vested
Outstanding – January 1, 2007	217	205	12
Granted	3	3
Vested		(15)	15
Outstanding – December 31, 2007	220	193	27
Granted	125	125
Vested		(83)	83
Outstanding – December 31, 2008	345	235	110
Granted	—	—	—
Vested		(67)	67
Outstanding – June 30, 2009	345	168	177

On July 1, 2009, we granted an additional 120 Class C units valued at $3,600,000.

Based on the estimated fair values of the Class C equity units of Ultimate Resort, our majority-owner, we have recorded employee compensation expense and a capital contribution by Ultimate Resort, over the vesting period of the units, as follows:

Expense Not Yet Recognized
Outstanding – January 1, 2007	$2,082,292
Fair value of units granted	60,000
Expense recognized	(785,000)
Outstanding – December 31, 2007	1,357,292
Fair value of units granted	3,750,000
Expense recognized	(2,168,750)
Outstanding – December 31, 2008	2,938,542
Fair value of units granted	—
Expense recognized	(621,875)
Outstanding – June 30, 2009	$2,316,667

ULTIMATE RESORT HOLDINGS, LLC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Six Months Ended June 30, 2009 and 2008 (Unaudited)
And For the Years Ended December 31, 2008 and 2007

Note 11 — Equity Compensation  – (continued)

The unrecognized compensation expense at June 30, 2009, together with the expense for the units granted on July 1, 2009, is expected to be recognized as follows:

2009 (six months)	$1,054,167
2010	1,862,500
2011	1,650,000
2012	900,000
2013	450,000
$5,916,667

As described in Note 2, on September 2, 2009, our managing member signed a definitive agreement that contemplates that we will enter into a business combination with SAAC. All granted but unvested Class C units will vest immediately prior to the closing of that transaction and all unrecognized compensation expense at that date will be recorded.

Note 12 — Commitments and Contingencies

Leases — At December 31, 2008, we lease 25 club properties and certain office space under various operating leases. The leases are non-cancelable and expire on various dates through December 2010. Some of the leases have various renewal and fair market value purchase options and one of the leases is with an entity controlled by a related party. This lease has a five year term and expires in October 2010. Total rent expense for the 25 properties we lease for the six months ended June 30, 2009 and the years ended December 31, 2008 and 2007 was approximately $1,348,000, $3,294,000 and $3,714,000, respectively, of which approximately $144,000, $170,000 and $124,000, respectively, was paid to the entity controlled by the related party.

At December 31, 2008, future minimum lease payments required under the non-cancelable operating leases are as follows:

2009	$2,242,824
2010	956,326
$3,199,150

Employment Agreement — We are obligated under an employment agreement with our Chief Executive Officer, James M. Tousignant. The employment agreement has an initial term of five years, from April 30, 2007. The agreement is subject to automatic renewals for 12 month periods upon the expiration of the initial term, unless otherwise terminated in writing by either party 90 days before the end of the current term. The employment agreement provides to Mr. Tousignant an initial annual salary of $400,000, which is subject to periodic adjustments of no less than 5% annually. Mr. Tousignant also receives a performance-based bonus as additional cash compensation. In addition, Mr. Tousignant is entitled to participate in all employee benefit plans including medical and other benefits and 20 days annual vacation. If we terminate Mr. Tousignant without cause, we will be required to pay severance to Mr. Tousignant in an amount equal to six months compensation and the prorated amount of bonuses Mr. Tousignant would have otherwise earned during the current fiscal year.

As described in Note 2, we expect to enter into a business combination with SAAC. At that time, Mr. Tousignant’s employment agreement will be replaced by a new agreement.

Hotel Rooms and Marketing Agreement — On July 9, 2007, we entered into an agreement with an entity under which we were required to pay a one-time non-refundable joining fee of $50,000. The agreement also requires us to pay an annual sales and marketing fee of $100,000 and the pre-purchase of a number of hotel rooms and suites at various luxury hotels worldwide for a specified nightly fee. The agreement terminates on December 31, 2010; however, it will automatically be extended for one year increments unless either

ULTIMATE RESORT HOLDINGS, LLC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the Six Months Ended June 30, 2009 and 2008 (Unaudited)
And For the Years Ended December 31, 2008 and 2007

Note 12 — Commitments and Contingencies  – (continued)

party gives written notice of termination. We can terminate the agreement at any time without cause by paying an early termination fee of $75,000. Subsequent to year end, the agreement was amended, without payment, to reduce the annual sales and marketing fee to $60,000.

Reciprocity Program and Membership Sales Agreement — In May 2008, we entered into a five year Reciprocity Program and Membership Sales Marketing Agreement with a developer and seller of luxury fractional and whole-ownership real properties in Cabo San Lucas, Mexico. This agreement provides revenue to us through an annual program fee paid for each participating fractional or whole-ownership affiliate member, as well as a per customer transaction fee. In accordance with the agreement, we received a $200,000 credit from the developer which can be used for either future purchase of fractional or whole ownership in the development, rental of property in the development, purchase of memberships in the yacht club, or charges for use of the amenities. At December 31, 2008 and June 30, 2009, this credit has not been applied. In addition, during 2008, we received the program fee of $100,000, which is being amortized over the term of the agreement.

During October 2008, we entered into a similar agreement with another developer of fractional properties in St. John and St. Barth in the Caribbean. During 2008, we received one third of the program fee of $100,000 which is being amortized over the term of the agreement.

Litigation — We are involved in claims and litigation in the ordinary course of business. In our opinion, such claims and litigation will not have a material effect upon our financial position or results of operations.

Note 13 — Other Related Party Transactions

Through April 30, 2007, we leased certain of our employees from an entity owned by the Managing Member. We paid the direct costs for these employees without markup plus a monthly management fee of $50,000 from January 1, 2007 to April 30, 2007. On May 1, 2007, the lease agreement was cancelled and we entered into a new agreement with a non-related third party. During 2008, we paid a monthly management fee of $5,000 to the related party. In addition, during 2008, we made a $40,000 advance to an affiliated entity of the related party which was non-interest bearing and due on demand. The amount was repaid in 2009.

On April 30, 2007, we entered into an advisory board member agreement with a related party. We are required to pay a monthly advisory fee of $8,333 to the individual with an annual increase of 5%. The agreement terminates upon written notice by us due to a breach of agreement, or if the advisor no longer owns an interest in Ultimate Resort. During 2008, the agreement was modified to waive the advisory fee in exchange for the right to use our properties for additional days.

Note 14 — Segment Information

We operate in a single business segment. Less than 5% of our revenue is derived from members who reside outside the United States. Geographic information related to the net book value of our property and equipment at June 30, 2009, December 31, 2008 and 2007 is as follows:

	2009	2008	2007
	(unaudited)
United States	$60,135,381	$62,715,457	$52,755,296
Bahamas	8,387,931	8,544,243	8,877,128
Mexico	27,458,926	27,914,445	28,685,764
Nevis	19,434,611	19,735,559	20,026,589
St. Thomas	1,378,198	1,404,722	1,450,489
Total net book value	$116,795,047	$120,314,426	$111,795,266

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Owners of Private Escapes Destination Clubs:

We have audited the accompanying combined, consolidated balance sheets of Private Escapes Destination Clubs (the “Company”) as of December 31, 2008 and 2007, and the related combined, consolidated statements of operations and changes in owners' deficit accounts, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States of America). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the combined, consolidated financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2008 and 2007, and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

The accompanying combined, consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 3 to such combined, consolidated financial statements, the Company has suffered recurring losses from operations and has ongoing requirements for additional capital investment. These factors raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 3. The combined, consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Kingery & Crouse P.A.
Tampa, FL
September 21, 2009

2801 WEST BUSCH BOULEVARD, SUITE 200, TAMPA, FLORIDA 33618
PHONE: 813.874.1280 ■ FAX: 813.874.1292 ■ WWW.TAMPACPA.COM

PRIVATE ESCAPES DESTINATION CLUBS

COMBINED, CONSOLIDATED BALANCE SHEETS

		December 31,
	June 30, 2009	2008	2007
	(unaudited)
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$85,293	$363,282	$4,388,843
Receivables	497,886	767,630	104,435
Prepaid expenses and other current assets	572,177	423,625	595,822
TOTAL CURRENT ASSETS	1,155,356	1,554,537	5,089,100
Property and equipment, net	47,024,651	47,945,725	46,091,214
Assets held for sale	3,738,736	3,738,736	1,730,317
Deposits on acquisitions in progress	1,036,200	1,268,802	900,802
Leasehold improvements not yet placed in service	—	—	441,033
Loan acquisition costs, net	49,129	60,997	87,504
Note receivable from majority member	255,000	255,000	—
Other assets	500,300	380,300	356,767
TOTAL ASSETS	$53,759,372	$55,204,097	$54,696,737
LIABILITIES AND OWNERS’ DEFICIT
CURRENT LIABILITIES:
Accounts payable	$3,988,534	$2,858,906	$1,806,008
Line of credit	330,260	332,626	332,626
Mortgage loans – related party	13,720,481	12,599,206	9,917,835
Notes payable	117,303	118,420	—
Notes payable – related party	1,186,125	1,478,539	2,363,671
Current portion of deferred rent	60,000	60,000	15,568
Membership annual dues not yet recognized	2,153,933	4,017,900	82,006
Membership deposits to be refunded	10,521,226	9,322,726	1,847,500
Membership assessment not yet recognized	2,285,337	—	—
Accrued and other liabilities	567,959	507,702	1,077,646
TOTAL CURRENT LIABILITIES	34,931,158	31,296,025	17,442,860
OTHER LIABILITIES:
Revolving loan	16,052,680	16,052,680	16,333,579
Mortgage loans – related party	2,165,000	3,356,071	2,165,000
Notes payable	—	—	118,420
Notes payable – related party	—	102,005	—
Membership deposit obligations	53,775,755	55,249,955	58,711,526
Membership initiation fees not yet recognized	2,808,300	2,842,649	1,830,454
Other liabilities	466,744	498,668	487,532
TOTAL OTHER LIABILITIES	75,268,479	78,102,028	79,646,511
TOTAL LIABILITIES	110,199,637	109,398,053	97,089,371
COMMITMENTS AND CONTINGENCIES (Notes 11 and 13)
NONCONTROLLING INTERESTS (including redeemable noncontrolling interests of $800,000)	1,069,850	1,069,850	1,069,850
OWNERS’ DEFICIT	(57,510,115)	(55,263,806)	(43,462,484)
TOTAL LIABILITIES AND OWNERS’ DEFICIT	$53,759,372	$55,204,097	$54,696,737

See notes to combined consolidated financial statements.

PRIVATE ESCAPES DESTINATION CLUBS

COMBINED, CONSOLIDATED STATEMENTS OF OPERATIONS AND
CHANGES IN OWNERS’ DEFICIT ACCOUNTS

	Six Months Ended June 30,		Year Ended December 31,
	2009	2008	2008	2007
	(unaudited)	(unaudited)
REVENUES
Membership – annual dues	$2,079,123	$2,124,248	$4,379,862	$3,331,394
Membership – nightly fees	680,914	969,252	1,562,020	1,497,075
Membership – assessment	2,285,337	—	—	—
Membership – initiation fees	134,167	151,419	301,311	68,740
Other revenue	1,258,612	332,590	1,182,101	385,390
REVENUES	6,438,153	3,577,509	7,425,294	5,282,599
OPERATING EXPENSES (INCOME):
Property operating costs	3,338,726	3,094,524	6,630,432	5,965,146
Depreciation and amortization	929,079	836,704	1,882,289	1,591,003
Lease costs	650,146	756,901	1,447,701	783,658
Salaries and contract labor	1,065,643	1,823,306	3,525,091	3,399,723
Advertising	392,843	831,933	1,807,114	2,094,162
Legal fees	168,122	936,354	1,232,827	936,192
Sales commissions	35,668	149,642	212,950	742,306
General and administrative	857,976	985,281	1,892,707	1,959,454
Net gain from sales of assets	—	(199,184)	(199,184)	—
Losses from impairment	—	—	580,500	—
OPERATING EXPENSES, NET	7,438,203	9,215,461	19,012,427	17,471,644
LOSS BEFORE OTHER INCOME (EXPENSE)	(1,000,050)	(5,637,952)	(11,587,133)	(12,189,045)
OTHER INCOME (EXPENSE):
Interest expense	(1,296,487)	(1,249,457)	(2,605,004)	(2,761,633)
Net gain from settlement of litigation	122,000	—	—	—
Other, net	(71,772)	(83,080)	(11,570)	(127,394)
OTHER EXPENSE, NET	(1,246,259)	(1,332,537)	(2,616,574)	(2,889,027)
NET LOSS	(2,246,309)	(6,970,489)	(14,203,707)	(15,078,072)
OWNERS’ DEFICIT – BEGINNING OF PERIOD	(55,263,806)	(43,462,483)	(43,462,484)	(25,578,870)
Owners’ Contributions	—	2,402,385	2,402,385	3,007,196
Owners’ Distributions	—	—	—	(5,812,738)
OWNERS’ DEFICIT – END OF PERIOD	$(57,510,115)	$(48,030,587)	$(55,263,806)	$(43,462,484)

See notes to combined consolidated financial statements.

PRIVATE ESCAPES DESTINATION CLUBS

COMBINED, CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the Six Months Ended June 30,		For the Years Ended December 31,
	2009	2008	2008	2007
	(unaudited)	(unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(2,246,309)	$(6,970,489)	$(14,203,707)	$(15,078,072)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	929,079	721,767	1,882,289	1,591,003
Amortization of loan acquisition costs	11,868	14,620	26,507	23,571
Losses from impairment	—	—	580,500	—
Net gains from sales of assets	—	(199,184)	(199,184)	—
Gain from settlement of litigation	(262,000)	—	—	—
Deferred rent	(31,924)	47,492	15,568	63,050
Changes in assets and liabilities:
Receivables	269,744	214,091	(663,195)	(49,365)
Prepaid expenses and deposits	(148,552)	(119,746)	172,197	(201,333)
Accounts payable and accrued and other liabilities	1,086,347	(337,448)	482,953	182,026
Membership annual dues not yet recognized	(1,863,967)	1,991,954	—	57,036
Membership assessments not yet recognized	2,285,337	—	3,935,300	—
Membership deposit obligations and initiation fees received (paid)	(48,050)	2,802,812	5,025,850	22,940,011
Net cash provided by (used in) operating activities	(18,427)	(1,834,131)	(2,944,922)	9,527,927
CASH FLOWS FROM INVESTING ACTIVITIES:
Payments for property and property acquisitions in progress	(8,005)	(335,394)	(1,201,495)	(1,711,291)
Refund of deposit on property acquisition in progress	232,602	25,000	25,000	—
Loan to majority member	—	(505,000)	(505,000)	—
Repayment of loan by majority member	—	—	250,000	—
Proceeds from sales of property and equipment	—	1,199,904	1,199,904	—
Changes in deposits and other assets	(120,000)	(200,233)	(23,533)	(18,767)
Net cash used provided by (used in) investing activities	104,597	184,277	(255,124)	(1,730,058)
CASH FLOWS FROM FINANCING ACTIVITIES:
Contribution from owners	—	80,089	80,089	1,783,890
Distributions to owners	—	—	—	(2,437,841)
Payment of loan fees	—	—		(8,695)
Net change in line of credit	(2,365)	—	—	(3,958)
Contribution from minority interest holder	—	—	—	269,850
Proceeds from notes payable and revolving loan	—	—	—	1,952,266
Principal payments on notes payable and revolving loan	(361,794)	(739,291)	(905,604)	(6,031,913)
Net cash provided by (used in) financing activities	(364,159)	(659,202)	(825,515)	(4,476,401)
NET CHANGE IN CASH AND CASH EQUIVALENTS	(277,989)	(2,309,056)	(4,025,561)	3,321,468
CASH AND CASH EQUIVALENTS – Beginning of period	363,282	4,388,843	4,388,843	1,067,375
CASH AND CASH EQUIVALENTS – End of period	$85,293	$2,079,787	$363,282	$4,388,843
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid for interest	$1,403,832	$1,289,997	$2,626,677	$2,761,633
SUPPLEMENTAL DISCLOSURE OF NON-CASH FINANCING AND INVESTING ACTIVITIES:
Contribution of club properties by an owner	$—	$6,766,500	$6,766,500	$3,150,000
Non-cash contributions by owners	$—	$2,322,296	$2,322,296	$1,223,306
Assumption of long term debt from an owner	$—	$4,471,707	$4,471,707	$1,963,135
Distribution of club properties to an owner	$—	$—	$—	$3,374,896
Leaseholds paid by lessor and deferred rent	$—	$40,000	$40,000	$441,033
Notes payable satisfied upon sales/distribution of property	$—	$757,668	$757,668	$414,731
Reclassification of leasehold improvements not yet placed in service to property and equipment	$—	$441,033	$441,033	$—
Transfers of property and equipment to property held for sale	$—	$2,439,929	$3,738,695	$1,730,316

See notes to combined consolidated financial statements.

PRIVATE ESCAPES DESTINATION CLUBS

NOTES TO COMBINED, CONSOLIDATED FINANCIAL STATEMENTS
For the Six Months Ended June 30, 2009 and 2008 (unaudited)
And For the Years Ended December 31, 2008 and 2007

NOTE 1  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Business —  Private Escapes, LLC (“Premiere”) was formed in 2003 for the purpose of creating an affordable private destination club. Premiere purchases residential real estate in resort locations throughout the world, which residences are then made available for use by club members. Private Escapes Platinum, LLC (“Platinum”) and Private Escapes Pinnacle, LLC (“Pinnacle”) were formed in 2004 and 2006, respectively, to offer different levels of residential real estate at higher membership prices.

Premiere, Platinum, and Pinnacle are related through common ownership. These combined, consolidated financial statements include the operations of Premiere, Platinum, and Pinnacle (collectively, “Private Escapes Destination Clubs”, “Private Escapes”, the “Company” or “we”, “us” or “our”). Individual residences are held in single member LLCs that (except as described below) are wholly-owned by the respective club LLCs. The individual residence LLCs are consolidated in the financial statements of their respective club LLCs, which are then combined in these combined, consolidated financial statements.

Private Escapes Platinum Abaco, LLC is owned 60% by Platinum and 40% by certain club members. Private Escapes Platinum Breckenridge, LLC is owned 85% by Platinum and 15% by a club member. The ownership interest of these club members in the original cost of these properties is reflected as noncontrolling interests in the accompanying combined, consolidated balance sheets. Pursuant to the operating agreement between us and these minority members, substantially all expenses pertaining to maintenance or preservation of the properties are to be paid by us. Although the Private Escapes Platinum Breckenridge, LLC agreement provides that we have the right to request reimbursement of the minority member’s proportionate share of property taxes and insurance, it has not been our policy to require such contributions. Accordingly, and with the exception of a contribution made in 2007, the balances of the noncontrolling interests in the accompanying combined, consolidated balance sheets have not changed and no allocation of losses to the minority members has been given effect to in the accompanying combined, consolidated statements of operations and changes in owners’ deficit accounts. Total amounts expended on behalf of the minority members (i.e. their pro rata portions) approximated $66,000 and $34,600 for the years ended December 31, 2008 and 2007, respectively, and $40,900 and $36,000 for the respective six month periods ended June 30, 2009 and 2008 (unaudited).

Except for these noncontrolling interests, the Premiere, Platinum and Pinnacle club members have no equity or other ownership interest in us. All significant intercompany balances and transactions have been eliminated.

Limited liability companies (LLCs) are formed in accordance with the laws of the state in which they are organized. LLCs are generally unincorporated associations of two or more persons, who have limited personal liability for the obligations or debts of the entity. LLCs are classified as partnerships for federal income tax purposes.

The equity owners of Premiere, Platinum, and Pinnacle are referred to as “owners” throughout these financial statements. The club members of Premiere, Platinum, and Pinnacle who, except as described above, have no equity or other ownership interest in us, are referred to as “members” throughout these financial statements.

Use of Estimates — The preparation of the combined, consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires us to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the combined, consolidated financial statements. Estimates that are critical to the accompanying combined, consolidated financial statements arise from our belief that (1) we will be able to raise and/or generate sufficient cash to continue as a going concern (2) all long-lived assets are recoverable, and (3) our estimates of the expected lives of the memberships from which we derive our revenues and on which we base our revenue recognition are reasonable. Estimates and assumptions are reviewed

PRIVATE ESCAPES DESTINATION CLUBS

NOTES TO COMBINED, CONSOLIDATED FINANCIAL STATEMENTS
For the Six Months Ended June 30, 2009 and 2008 (unaudited)
And For the Years Ended December 31, 2008 and 2007

NOTE 1  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  – (continued)

periodically and the effects of revisions are reflected in the period that they are determined to be necessary. It is at least reasonably possible that our estimates could change in the near term with respect to these matters.

Unaudited Interim Financial Information — The combined, consolidated financial statements as of and for the periods ended June 30, 2009 and 2008, and the related information included in the notes to the financial statements, have not been audited but have been prepared in accordance with accounting principles generally accepted in the United States of America for interim financial information. In our opinion, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for the six month period ended June 30, 2009 are not necessarily indicative of the results that may be expected for the full fiscal year.

Memberships and Revenue Recognition — We derive our revenue from the club memberships we sell, which allow the members to use the club properties owned or leased by us. Different levels of membership provide access to different properties and/or increased usage of the properties. Members pay an initial membership fee (which may include a non-refundable initiation fee), together with annual dues. Members also pay additional fees or charges related to their use of specific properties or club services, including a nightly usage fee. Members may upgrade their level of membership at any time by paying additional upgrade fees and annual dues. The terms of each membership is set out in a Club Membership Agreement.

Membership in the Company’s destination clubs requires a deposit, which is 80% to 100% refundable upon resignation from the club pursuant to the terms of the underlying Club Membership Agreement. Generally, after 18 months of membership, members are eligible to resign from the club and request redemption of the refundable portion of their membership deposit, the payment of which is contingent upon three new members joining the club to replace the resigning member. Membership deposits are accounted for as long-term liabilities until a member gives notice of intent to redeem, at which time, the member deposit is reclassified as a current liability.

The non-refundable portion of the initial membership deposit (the initiation fee) is recognized as revenue over ten years using the straight-line method. Management believes that, based on our knowledge of the industry and our competitors, our own extrapolated experience, and practices in similar membership organizations, that period reasonably reflects the expected life of the memberships.

Annual membership dues are billed in advance; payment of these annual dues permits the club member to continue to use the club properties during their membership year and the annual dues are recognized in income on a straight-line basis over the 12 month period to which they relate. Revenue from nightly fees and other services provided by us to club members when using club properties is recognized at the time of sale. Members may be eligible for a referral bonus or portfolio appreciation credit (if they are members in the appropriate club). These credits are applied to the respective member accounts and utilized according to club rules, and are recorded as a reduction to total revenue in the accompanying combined, consolidated statements of operations. Portfolio appreciation credits are related to the real estate value of the respective clubs, and during 2007, 2008 and the first six months of 2009, no credits were issued.

Membership Annual Dues Not Yet Recognized — Membership annual dues not yet recognized consist of members’ annual dues that have been billed to members, but not yet recognized as revenue.

Membership Initiation Fees Not Yet Recognized — Membership initiation fees not yet recognized consist of members’ non-refundable initiation fees, which are being recognized as revenue over the estimated life of the membership of ten years, using the straight-line method.

Membership Deposits To Be Refunded — At June 30, 2009 and December 31, 2008, there were 70 and 67 members who had requested redemption, respectively. The accompanying balance sheets reflect current liabilities of $10,521,226 (unaudited), $9,322,726 and $1,847,500 at June 30, 2009, December 31, 2008 and

PRIVATE ESCAPES DESTINATION CLUBS

NOTES TO COMBINED, CONSOLIDATED FINANCIAL STATEMENTS
For the Six Months Ended June 30, 2009 and 2008 (unaudited)
And For the Years Ended December 31, 2008 and 2007

NOTE 1  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  – (continued)

2007, respectively, for their membership deposits to be refunded. At June 30, 2009, membership deposits to be refunded include approximately $1,053,000 related to the settlement of a litigation matter described in Note 14.

Membership Assessment Not Yet Recognized — In January 2009, we made a one-time non-refundable assessment fee to all converted Ultimate Escapes Club members in order to raise working capital for 2009. As of June 30, 2009, approximately 88% of members made a commitment to pay the assessment for a total commitment of approximately $4,571,000, of which approximately $100,300 was receivable from such members. The assessment was payable in four equal installments beginning in January 2009 through April 2009 and is being recognized in income ratably in 2009. At June 30, 2009, the membership assessment not yet recognized amounted to $2,285,337 (unaudited) and is included in current liabilities in the accompanying balance sheet. Members that elected to not pay their required assessment were placed on suspended status and were initially not able to use the Club’s properties until they paid their assessment and any outstanding annual dues. Members who paid their assessment received certain benefits, including additional accommodation privileges at club properties for the next three years. In August 2009, we reactivated the suspended members, including reinstating any unused days and reservation rights in effect at the time of suspension and began allowing reactivated members to make new club reservations, provided their annual dues were paid when due. If a reactivated member subsequently resigns, any portion of their initial membership fee to be refunded to them under their club membership agreement will be reduced by the amount of the special assessment fee plus interest at 10% per annum.

Membership Receivables — Membership receivables principally represent amounts due for annual membership dues and ancillary charges incurred by members while using the club properties. Under the terms of the Club Membership Agreements, invoices for nightly fees and ancillary charges are charged to the members’ credit cards on file within seven days of being invoiced. In addition, if a member with an amount due terminates their membership, we have the right to deduct unpaid receivables from that member’s refundable membership deposit. If the refundable membership deposit is not enough to cover the member’s receivable balance and all other means of collection have been exhausted, the unpaid amount is written off against the allowance. At June 30, 2009, December 31, 2008 and 2007, the allowance for doubtful accounts was zero as we believe our membership receivables are fully collectible.

Cash and Cash Equivalents — Cash and cash equivalents consists primarily of deposits with financial institutions, which may, at times, exceed federally insured limits. We consider all highly liquid investments with original maturities of three months or less to be cash equivalents.

Property and Equipment — Property and equipment are carried at cost less accumulated depreciation and amortization. For residences that are purchased furnished, cost is allocated among residence assets and furniture and fixtures based on their estimated fair values at the time of acquisition. Depreciation and amortization of property and equipment are provided using the straight-line method over the shorter of the estimated useful lives of the assets, or the lease terms, which range from 3 to 40 years. Improvements to long-lived assets that extend the useful life of the assets are capitalized. Repairs and maintenance are charged to operations as incurred.

At June 30, 2009, December 31, 2008 and 2007, property and equipment includes website and other software development costs of approximately $440,000 (unaudited), $440,000 and $377,000, respectively (before consideration of accumulated amortization). In accordance with AICPA Statement of Position 98-1 “Accounting for the Costs of Computer Software Developed or Obtained for Internal Use” (the “SOP”), we expense these types of costs during the preliminary project stage (as defined in the SOP), and begin to capitalize them after such stage is complete. We cease capitalization of these costs on the earlier of (i) the date of substantial completion of the project or (ii) the date on which we determine the project is no longer feasible

PRIVATE ESCAPES DESTINATION CLUBS

NOTES TO COMBINED, CONSOLIDATED FINANCIAL STATEMENTS
For the Six Months Ended June 30, 2009 and 2008 (unaudited)
And For the Years Ended December 31, 2008 and 2007

NOTE 1  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  – (continued)

(in which case we would consider whether previously capitalized costs were impaired). Training, and maintenance and support costs are expensed, whereas upgrades and enhancements that result in additional functionality of the software are capitalized. After all substantial testing and deployment is completed and software is ready for its intended use, development costs are amortized over the shorter of their expected useful lives, or three years, using the straight line method.

Property Held for Sale — We periodically decide to list certain properties for sale. In these cases, and assuming certain criteria required by generally accepted accounting principles exist, the Company ceases depreciating the assets and reclassifies them to property held for sale.

Impairment of Long-Lived Assets — We evaluate our long-lived assets for impairment annually and whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable from future undiscounted cash flows. With the exception of those units held for sale, we evaluate our real estate portfolio on a combined basis, as future cash flows include membership sales and dues that are not identifiable to individual properties. During 2008, we determined that the carrying values of certain assets held for sale were not recoverable, and that such carrying values were in excess of their fair market values by $455,000. In addition, we decided to forego purchasing a condominium resulting in the impairment of a deposit of $125,000 (which amount was included in deposits on property acquisitions in progress in the accompanying balance sheet). Accordingly, we recorded impairment charges totaling $580,500 during such year. At June 30, 2009 and December 31, 2008, we believe the carrying balances of our long-lived assets, including property held for sale, are recoverable.

Deferred Rent — Deferred rent arises from the following lease incentives we received in connection with the execution of a lease in October 2007 for our administrative headquarters (see Note 12):

•	Rent abatements of approximately $125,000.
•	Allowances of approximately $480,000 for leasehold improvements we constructed in 2007 and 2008. Amortization of these incentives commenced in 2008 when we occupied the facility.

These amounts are being amortized over the term of the lease using the straight line method.

Loan Acquisition Costs — Loan acquisition costs, which arose in connection with the acquisition of various residences, are being amortized over their estimated useful life using the straight line method.

Advertising Costs — The costs of advertising are expensed as incurred. For the six months ended June 30, 2009 and 2008, advertising expense was $392,843 and $831,933, respectively, (unaudited). For the years ended December 31, 2008 and 2007, advertising expense was $1,807,114 and $2,094,162, respectively.

Supplies — We expense the costs of supplies for residences as purchased. Supplies include such items as linens, dishes, utensils and toiletries.

Income Taxes — Our limited liability companies are classified as partnerships under the provisions of the Internal Revenue Code and applicable state laws, and therefore, we are not directly subject to income taxes. The results of our operations are includible in the tax returns of the holders of our common equity units. Therefore, no provision for income taxes is provided in the accompanying combined, consolidated financial statements. We evaluate our tax positions at the end of each period and have determined that no significant uncertainties existed at such dates.

PRIVATE ESCAPES DESTINATION CLUBS

NOTES TO COMBINED, CONSOLIDATED FINANCIAL STATEMENTS
For the Six Months Ended June 30, 2009 and 2008 (unaudited)
And For the Years Ended December 31, 2008 and 2007

NOTE 1  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  – (continued)

Financial Instruments and Concentrations of Credit Risk — Financial instruments, as defined in Financial Accounting Standard No. 107, “Disclosures about Fair Values of Financial Instruments,” consist of cash, evidence of ownership in an entity and contracts that both (1) impose on one entity a contractual obligation to deliver cash or another financial instrument to a second entity, or to exchange other financial instruments on potentially unfavorable terms with the second entity, and (2) conveys to that second entity a contractual right (a) to receive cash or another financial instrument from the first entity or (b) to exchange other financial instruments on potentially favorable terms with the first entity. Our financial instruments consist primarily of cash and cash equivalents, membership and notes receivable, accounts payable, accrued liabilities and credit facilities. The carrying values of these financial instruments approximate their respective fair values due to their short-term nature and/or their terms.

Financial instruments that potentially subject us to significant concentrations of credit risk consist primarily of cash and cash equivalents, and accounts receivable. At times, we maintain cash balances in excess of federally insured limits. We have not experienced any losses in such accounts. Concentrations of credit risk with respect to member receivables are limited due to the number of members comprising our customer base and their dispersion across the United States of America and worldwide. We perform a credit evaluation of our customers’ financial condition and have not incurred any significant credit related losses.

Fair Value Measurements — FAS 157, “Fair Value Measurements” defines fair value, establishes a methodology for measuring fair value, and expands the required disclosure for fair value measurements. FAS159, “The Fair Value Option for Financial Assets and Financial Liabilities – Including an Amendment of FASB Statement No. 115” permits entities to choose to measure many financial instruments and certain other items at fair value. We have not elected the fair value measurement option for any of our financial assets or liabilities.

FASB Staff Position No. 157-3, “Determining the Fair Value of a Financial Asset When the Market for That Asset Is Not Active” (“FSP 157-3”) clarifies the application of fair value in inactive markets and allows for the use of management’s internal assumptions about future cash flows with appropriately risk-adjusted discount rates when relevant observable market data does not exist. The objective of FAS 157 has not changed and continues to be the determination of the price that would be received in an orderly transaction that is not a forced liquidation or distressed sale at the measurement date.

PRIVATE ESCAPES DESTINATION CLUBS

NOTES TO COMBINED, CONSOLIDATED FINANCIAL STATEMENTS
For the Six Months Ended June 30, 2009 and 2008 (unaudited)
And For the Years Ended December 31, 2008 and 2007

NOTE 1  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  – (continued)

At December 31, 2008, we did not have any items to be measured at fair value.

Recent Accounting Pronouncements — The following pronouncements have recently been issued:

Pronouncement	Issued	Title
SFAS 164	May 2009	Not-For-Profit Entities: Mergers and Acquisitions
SFAS 165	May 2009	Subsequent Events
SFAS 166	June 2009	Accounting for Transfers of Financial Assets
SFAS 167	June 2009	Amendments to FASB Interpretation No. 46(R)
SFAS 168	June 2009	The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles — a replacement of FASB Statement No. 162
FSP FAS 141(R)-1	April 2009	Accounting for Assets Acquired and Liabilities Assumed in a Business Combination That Arise from Contingencies
FSP FAS 157-4	April 2009	Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly
FSP FAS 107-1 and APB 28-1	April 2009	Interim Disclosures about Fair Value of Financial Instruments
FSP FAS 115-2 and FAS 124-2	April 2009	Recognition and Presentation of Other-Than-Temporary Impairments

Management does not anticipate that the new accounting pronouncements listed above will have a material impact on our combined, consolidated financial statements.

Subsequent Events — In preparing these combined, consolidated financial statements, we have considered the effect of events occurring subsequent to the date of the financial statements through September 21, 2009, the date the financial statements were issued.

NOTE 2  CURRENT DEVELOPMENTS

Contribution and Marketing Cooperation Agreements — In September 2007, we entered into a Contribution Agreement, and then in May 2008, we amended our Contribution Agreement and entered into a Marketing Cooperation Agreement, with another unrelated (at such time) luxury destination club, Ultimate Resort Holdings, LLC (“Ultimate Resort”). Under the Marketing Cooperation Agreement, we have been jointly marketing our respective Club Memberships under the “Ultimate Escapes” brand. In July 2009, we further amended our Contribution Agreement and as contemplated by the amended Contribution Agreement, on September 15, 2009, we contributed certain of our assets, liabilities, properties and other rights, except for certain excluded properties set forth in the Contribution Agreement, to Ultimate Resort, in exchange for equity units of Ultimate Escapes Holdings LLC (“Ultimate Escapes”), a wholly-owned subsidiary of Ultimate Resort. Immediately afterwards, Ultimate Resort contributed all of its assets and liabilities to its wholly-owned subsidiary, Ultimate Escapes, in exchange for a majority ownership interest in Ultimate Escapes. The exchange of Ultimate Resort’s assets and liabilities will be accounted for as a transaction between entities under common control, with no change in the basis of those assets and liabilities. The exchange of our assets and liabilities will be accounted for by Ultimate Resort under the acquisition method of accounting in accordance with FAS 141R, with Ultimate Resort as the acquirer.

PRIVATE ESCAPES DESTINATION CLUBS

NOTES TO COMBINED, CONSOLIDATED FINANCIAL STATEMENTS
For the Six Months Ended June 30, 2009 and 2008 (unaudited)
And For the Years Ended December 31, 2008 and 2007

NOTE 2  CURRENT DEVELOPMENTS  – (continued)

Conversion to Ultimate Escapes Memberships — Upon entering the Marketing Cooperation Agreement in May 2008 as described above, we requested our members to enter into new Ultimate Escapes Club Membership Agreements, replacing their then existing Club Membership Agreement. Pursuant to the new agreements, the membership use terms remained essentially the same, except that our members received access to the wider range of properties associated with Ultimate Escapes; however, our members also become part of a Redemption Assurance Program, effective on the consummation of the Contribution Agreement, which, as discussed above, became effective on September 15, 2009.

The Redemption Assurance Program provides members with a partial refund of their initial membership fee (excluding the initiation fee), based on a sliding scale that declines to zero over a ten year period. In the event that a member who resigns is unable to resell their membership within 18 months, the member may be redeemed by the club in an amount equal to the amount the resigning member would be entitled to under the Redemption Assurance Program. The Redemption Assurance Program also is designed to provide assurance that the Club Sponsor will continue to operate the club consistent with a defined member to Property Ratio. In support of the Redemption Assurance Program, the Club Sponsor will pledge an economic interest in one or more of the Club Sponsors’ parent or affiliates to the Ultimate Escapes Redemption Trust. The Trust, through the Ultimate Escapes Redemption Association, may request sales of properties to satisfy a Performance Obligation Breach (as defined) if the Company fails to maintain the Property Ratio. Proceeds from such sales of property will first be used to satisfy any mortgages on the property and then to make accumulated funds available pro rata to qualifying membership redemption requests. Such redemption requests are intended by management to be senior to all other obligations of the Club Sponsor other than all debt secured by the mortgages.

Business Combinations and Revolving Loan Refinancing — On July 21, 2009, Ultimate Escapes signed a Letter of Intent with Secure America Acquisition Corporation (“SAAC”), a special purpose acquisition corporation, under which it is expected that SAAC and Ultimate Escapes will enter into a business combination. A definitive agreement was signed on September 2, 2009 and, subject to approval and certain other actions by SAAC’s stockholders and warrant holders, the transaction is expected to close in October 2009. It is expected that the business combination will be accounted for as a reverse merger, whereby Ultimate Escapes will be the continuing entity for financial reporting purposes and will be deemed, for accounting purposes, to be the acquirer of SAAC. In accordance with the applicable accounting guidance for accounting for the business combination as a reverse merger, Ultimate Escapes will be deemed to have undergone a recapitalization, whereby it will be deemed to have issued equity units to SAAC’s common equity holders. Accordingly, although SAAC, as the parent company of Ultimate Escapes, will be deemed to have legally acquired Ultimate Escapes, in accordance with the applicable accounting guidance for accounting for the business combination as a reverse merger, Ultimate Escapes assets and liabilities will be recorded at their historical carrying amounts (subject to the recording of our assets and liabilities at fair value, as a result of the acquisition of those assets by Ultimate Resort), with no additional goodwill or other intangible assets recorded as a result of the accounting merger of Ultimate Escapes with SAAC.

On September 15, 2009, in connection with the contribution of our assets to Ultimate Resort, described above, we, together with Ultimate Escapes and Ultimate Resort, entered into a Consolidated Amended and Restated Loan and Security Agreement with CapitalSource (the “New Loan Agreement”). The New Loan Agreement replaces and supersedes our April 19, 2006 Loan Agreement with CapitalSource discussed in Note 7, and a similar agreement between Capital Source and Ultimate Resort dated April 30, 2007.

The New Loan Agreement provides for borrowings up to the lesser of a defined maximum amount or a defined borrowing base amount. The maximum amount available is $110,000,000 through December 31, 2009, $108,000,000 from January 1, 2010 through June 30, 2010, $105,000,000 from July 1, 2010 through December 31, 2010 and $100,000,000 from January 1, 2011 to the maturity date of April 30, 2011. The borrowing

PRIVATE ESCAPES DESTINATION CLUBS

NOTES TO COMBINED, CONSOLIDATED FINANCIAL STATEMENTS
For the Six Months Ended June 30, 2009 and 2008 (unaudited)
And For the Years Ended December 31, 2008 and 2007

NOTE 2  CURRENT DEVELOPMENTS  – (continued)

base amount is a percentage of the appraised value of all owned property encumbered by a mortgage in favor of CapitalSource. Through March 31, 2010, that percentage is 75%, from April 1, 2010 through December 31, 2010 it is 70% and from January 1, 2011 it is 65%.

Interest is calculated on the actual days elapsed and the basis of a 360 day year and is payable monthly at the three-month LIBOR (0.30% at September 15, 2009) plus 5% per annum. An exit fee of $1,650,000 is due on maturity or earlier if the loan is terminated for any reason. The maturity date may be extended at Ultimate Escapes’ request for two additional one year periods, provided there is no default under the New Loan Agreement and on payment of an extension fee of 0.25% of the then maximum loan amount of $100,000,000. Except for payments required on the sale of a mortgaged property, no principal payments are due until maturity on April 30, 2011, except required cash payments of $2,000,000 on December 31, 2009, $3,000,000 on June 30, 2010 and $5,000,000 on December 31, 2010. If Ultimate Escapes exercises one or both of the extension options, cash payments are required of $5,000,000 on June 30, 2011, $5,000,000 on December 31, 2011, $5,000,000 on June 30, 2012 and $5,000,000 on December 31, 2012. Ultimate Escapes may voluntarily prepay any part of the loan at any time but may terminate the New Loan Agreement only by providing 30 days written notice and prepaying outstanding amounts in full.

Ultimate Escapes is required to meet certain covenants as defined in the New Loan Agreement, including:

(1)	Maintain either (a) a restricted cash balance of not less than six months debt service (as defined), or (b) a debt service coverage ratio of 1.25 to 1.00, based on the ratio of (a) Adjusted EBITDA for the immediately preceding 12 calendar months, to (b) debt service (excluding balloon maturities of indebtedness) on a consolidated basis for the immediately preceding 12 calendar months.
(2)	Maintain a leverage ratio between debt (as defined and with certain exclusions) and consolidated tangible net worth of no more than 3.5:1.
(3)	Remain in compliance at all times with applicable requirements as to ratio of the number of properties to members or “equivalent members”, as set forth in the applicable Club Membership Plans.
(4)	For the years ending December 31, 2009 and 2010, the consolidated net loss must not exceed $10,000,000 and $5,000,000, respectively. For the year ending December 31, 2011 and each succeeding year, the consolidated net income must be not less than $1.
(5)	The debt ratio (aggregate mortgage financing to the aggregate appraised value for all owned Property) on a consolidated basis must not exceed 80%.

In addition to various covenants, the New Loan Agreement contains customary Events of Default that would permit CapitalSource to accelerate repayment of amounts outstanding, including failure to pay any amounts outstanding under the New Loan Agreement when due, insolvency, judgment or liquidation, failure to pay other borrowed money in excess of $500,000, failure to comply with the terms and conditions of the New Loan Agreement, suspension of the sale of Club Memberships, termination of any Club or Club Membership Plan, failure to pay (without their consent) any amounts due to a resigning Club Member in accordance with the terms of their Club Membership Agreement and a Change in Management (as defined).

NOTE 3  GOING CONCERN

Our combined, consolidated financial statements are prepared using accounting principles generally accepted in the United States of America applicable to a going concern, which contemplate the realization of assets and liquidation of liabilities in the normal course of business. As shown in the accompanying combined, consolidated financial statements, the Company incurred net losses of $2,246,309 (unaudited) and $14,203,707 and $15,078,072 during the six months ended June 30, 2009 and the years ended December 31, 2008 and

PRIVATE ESCAPES DESTINATION CLUBS

NOTES TO COMBINED, CONSOLIDATED FINANCIAL STATEMENTS
For the Six Months Ended June 30, 2009 and 2008 (unaudited)
And For the Years Ended December 31, 2008 and 2007

NOTE 3  GOING CONCERN  – (continued)

2007, respectively. As of June 30, 2009 and December 31, 2008, the Company’s current liabilities exceeded its current assets by approximately $33,776,000 (unaudited) and $29,741,000, respectively.

In addition to the above, we have experienced a decrease in new membership sales and existing member upgrades over the last six months of 2008 and first six months of 2009. These matters create an uncertainty about our ability to continue as a going concern for a reasonable period of time. Our management has taken steps to increase cash flow in order to cover 2009 operational expenses through a special membership assessment fee (see Note 1), and if further needed, we will sell selected remaining properties. In addition, management is also reducing costs by decreasing workforce, implementing pay cuts, and closely monitoring and reducing operating expenses. Our ability to continue as a going concern is dependent on the plan’s success, and current members paying their annual club dues.

As discussed in Note 2, on September 15, 2009 we completed the contribution of the substantial majority of our assets and liabilities, including our Club Membership Agreements, to Ultimate Resort, in exchange for ownership units in Ultimate Resort’s subsidiary Ultimate Escapes. Following that contribution, we retained approximately $5,600,000 of assets, consisting primarily of certain properties, and related mortgage debt of approximately $4,600,000. If we are unable to generate sufficient cash flow from the operations of these remaining assets, we may sell certain properties to generate additional cash flow.

Our combined, consolidated financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or the amounts and classification of liabilities that might be necessary should we be unable to continue as a going concern.

NOTE 4  PROPERTY AND EQUIPMENT, NET

As of December 31, 2008, we operated 56 club properties, of which 52 are owned by us and 4 are leased properties (see Note 12) located in various resort destinations. Substantially all of our assets, including properties owned, are secured as collateral pursuant to the terms of certain debt obligations as disclosed in Notes 7 through 10.

PRIVATE ESCAPES DESTINATION CLUBS

NOTES TO COMBINED, CONSOLIDATED FINANCIAL STATEMENTS
For the Six Months Ended June 30, 2009 and 2008 (unaudited)
And For the Years Ended December 31, 2008 and 2007

NOTE 4  PROPERTY AND EQUIPMENT, NET  – (continued)

Property and equipment, including residence assets, consist of the following at June 30, 2009, December 31, 2008 and 2007:

	2009	2008	2007
Land	$6,790,557	$6,790,557	$6,876,957
Club properties and improvements	41,704,585	41,704,585	39,222,835
Furniture and fixtures at club properties	2,614,532	2,607,376	2,674,311
Leasehold improvements	839,004	839,004	24,146
Software and computer equipment	819,749	818,426	670,982
Other	103,419	103,419	74,669
Subtotal	52,871,846	52,863,367	49,543,900
Less accumulated depreciation and amortization	(5,847,195)	(4,917,642)	(3,452,686)
Property and equipment, net	$47,024,651	$47,945,725	$46,091,214

NOTE 5  EMPLOYEE BENEFIT PLAN

We sponsor a 401(k) Savings Plan (the “Plan”). Employees are eligible to participate in the Plan on the first day of the month after their hire date. We match up to 4% of an employee’s contribution and such contributions are immediately vested. We made matching contributions of approximately $74,000 and $71,500 during the years ended December 31, 2008 and 2007, respectively, and $42,600 and $400 during the six month periods ended June 30, 2009 and 2008, respectively (unaudited). Following the contribution of the majority of our assets to Ultimate Escapes (see Note 2), the Plan is expected to be terminated.

NOTE 6  ACCRUED LIABILITIES

At June 30, 2009, December 31, 2008 and 2007, accrued liabilities consisted of the following:

	2009	2008	2007
Advance deposits	$139,950	$169,900	$183,987
Payroll and contract labor	128,094	141,336	413,803
Interest	—	107,345	129,018
Accrued litigation costs (excluding legal fees)	140,000	—	—
Legal	—	—	119,734
Property taxes	50,088	—	—
Other	109,827	89,121	231,104
Total	$567,959	$507,702	$1,077,646

NOTE 7  REVOLVING LOAN

On April 19, 2006, we entered into a Loan and Security Agreement (the “Loan Agreement”) with CapitalSource Finance LLC (“CapitalSource”), which provided for a revolving loan facility of up to $20,000,000. We make advance requests as necessary to purchase residences for the Premiere and Platinum clubs. Concurrent with entering into this agreement, certain residence mortgages were refinanced into the revolving line. At June 30, 2009, December 31, 2008 and 2007, $16,052,680 (unaudited), $16,052,680 and $16,333,579, respectively, were outstanding under the revolving loan. The loan is collateralized by all assets of Private Escapes Premiere, LLC and Private Escapes Platinum, LLC; Private Escapes Pinnacle, LLC is not a party to the agreement. Except for repayments due on the sale of a secured property, no principal payments were due until maturity on April 19, 2009. Interest is payable monthly at the three-month LIBOR (0.60% at June 30, 2009, 1.90% at December 31, 2008 and 4.85% at December 31, 2007) plus 4%, with a floor of 7.75%.

PRIVATE ESCAPES DESTINATION CLUBS

NOTES TO COMBINED, CONSOLIDATED FINANCIAL STATEMENTS
For the Six Months Ended June 30, 2009 and 2008 (unaudited)
And For the Years Ended December 31, 2008 and 2007

NOTE 7  REVOLVING LOAN  – (continued)

On August 1, 2008, we executed a “Second Amendment and Limited Waiver to Loan and Security Agreement” with CapitalSource. This amendment to the Loan Agreement and waiver established an interest rate floor of 7.75%, allowed for the sale of Ultimate Escapes’ membership agreement sales plans, adjusted the membership headcount to allow for the Ultimate Escapes full membership equivalent headcounts, allowed for the treatment of the membership deposit as it applies to the Ultimate Escapes’ Redemption Assurance Program and waived previous events of default.

During the six months ended June 30, 2009 and the year ended December 31, 2008 and as of June 30, 2009 and December 31, 2008, we were not in compliance with our debt covenants, including a debt service coverage ratio, a leverage ratio, and other covenants as outlined in the Loan Agreement. However, as discussed in Note 2, in connection with our transaction with Ultimate Resort on September 15, 2009 and the replacement of the Loan Agreement with CapitalSource with a New Loan Agreement, any events of default were cured. Accordingly, our obligations to CapitalSource are classified as non-current at June 30, 2009 and December 31, 2008 and 2007. The terms of the New Loan Agreement with CapitalSource are described in Note 2.

NOTE 8  MORTGAGES AND NOTES PAYABLE — RELATED PARTIES

We form a unique wholly owned subsidiary (a single owner limited liability company) for the purpose of acquiring each individual property. A significant portion of these properties and the related mortgages were originally transacted by, and in the name of, our majority owner. We advanced the funds needed to pay the earnest money to the owner when a property was put under contract for purchase, and advanced the net closing cost for the properties at the time of purchase.

The individual owner typically contributed the newly acquired property to us and assigned the mortgage obligation to us. We record such property at its estimated fair value at the time of the contribution, which fair values are generally based on independent appraisals we obtain at such time(s). We agreed to assume and fully perform under the mortgage obligation and to fully indemnify the owner. We reflected the acquisition cost of the property and the related mortgage once the owner contributed the property and assigned the mortgage. Despite this arrangement, neither the owner nor the underlying property is released from any liability or obligations arising from the mortgage and we take title to the property subject to the lien created by the mortgage and the rights of the mortgage holder.

The mortgages assigned by the owner to us are with financial institutions and generally include a provision that the mortgage is due upon the sale or transfer of the property. Our management believes that an assignment of the property and an assumption of the mortgage under these circumstances should not invoke the due-on-sale clause, and that the mortgage lenders do not wish to call the mortgage at the time the assignment takes place. However, management acknowledges that the lenders may assert that the due-on-sale clause can be invoked to call the transferred mortgages at any time.

These mortgages bear interest at fixed rates ranging from 3.75% to 8.625%, which rates are fixed until various dates in 2009 through 2017, at which point the rates become variable based on a LIBOR or U.S. Treasury security index. The range of rates on these mortgages may range from 1.875% to 18%. The mortgages are secured by the underlying property and mature at various dates from June 2015 through January 2038. At June 30, 2009, December 31, 2008 and 2007, $11,941,850 (unaudited), $12,003,277 and $8,115,005, respectively, was outstanding on these mortgages. We pay all of the costs associated with these properties; however, the mortgages are in the names of the owners. As noted above, the mortgages may be callable by the lenders and, as a result, are classified as current.

Also included in mortgage loans – related party are loans where the lender is a related party to the Company. These loans bear interest rates ranging from 8.75% to 13.5% and mature at various dates through 2011.

PRIVATE ESCAPES DESTINATION CLUBS

NOTES TO COMBINED, CONSOLIDATED FINANCIAL STATEMENTS
For the Six Months Ended June 30, 2009 and 2008 (unaudited)
And For the Years Ended December 31, 2008 and 2007

NOTE 8  MORTGAGES AND NOTES PAYABLE — RELATED PARTIES  – (continued)

The current portion of these loans was $1,778,631 (unaudited), $595,929 and $1,802,830 at June 30, 2009, December 31, 2008 and December 31, 2007, respectively. The remaining portion of these loans is included in non-current mortgage loans – related party.

We also have several outstanding notes payable with related parties. These notes, which are collateralized by various properties, bear interest at rates ranging from 8.25% to 13.5% and mature at various dates from March 2008 through August 2011. Certain of the notes have been guaranteed by our Chief Executive Officer, who is our majority owner. At June 30, 2009 (unaudited), December 31, 2008 and 2007, $1,186,125, $1,580,544 and $2,363,671, respectively, was outstanding on these notes.

NOTE 9  NOTES PAYABLE

We are obligated under a note payable to a third party financial institution having an outstanding principal balance of $117,303 (unaudited) at June 30, 2009 and $118,420 at each of the year ends December 31, 2008 and 2007. The original note was to mature in August 2009; however, on April 28, 2009, the terms of the note were modified and the maturity date was extended to December 28, 2009. The note bears interest at a rate of 7% per annum and payments of principal and interest of $950 are required until maturity, at which time, all outstanding amounts are due. The note is collateralized by certain properties.

NOTE 10  LINE OF CREDIT

We have a line of credit available up to $336,584, which previously expired July 10, 2008, but which has been extended until December 28, 2009. The line required monthly payments of interest at prime plus 25 basis points (3.5% and 7.75% at December 31, 2008 and 2007, respectively). Effective April 28, 2009, the line of credit agreement was amended to require payments of principal and interest of $2,350, at an effective rate of 7%, until maturity on December 28, 2009, at which time all outstanding amounts are due. The line is secured by properties and guaranteed by our Chief Executive Officer. Outstanding borrowings on the line were $330,260 (unaudited), $332,626 and $332,626 at June 30, 2009, December 31, 2008 and 2007, respectively.

NOTE 11  FUTURE PAYMENTS UNDER DEBT AGREEMENTS

A summary of future payments due under the agreements described in Notes 8 to 10 above (excluding the CapitalSource Loan Agreement described in Note 7) is as follows as of December 31, 2008:

	Third Party	Related Party	Total
2009	$451,046	$14,077,745	$14,528,791
2010	—	1,558,077	1,558,077
2011	—	1,900,000	1,900,000
	$451,046	$17,535,822	$17,986,868

NOTE 12  COMMITMENTS

We are obligated under certain operating leases for our administrative facilities. One of the leases, which is guaranteed by our Chief Executive Officer, requires base rental payments of approximately $7,600 per month and expires in December 2009. The other lease requires monthly base rent payments of approximately $26,000, has an initial term of ten years and contains a provision that allows us to extend the lease for two successive terms of five years. This lease also requires us to pay as additional rent a pro rata portion of operating expenses.

We are currently in negotiations with the landlord to significantly reduce the term of the other lease and the amount of square footage leased. Management anticipates that an amended lease will be executed by September 30, 2009. Assuming we are successful in this endeavor, a significant portion of our leasehold

PRIVATE ESCAPES DESTINATION CLUBS

NOTES TO COMBINED, CONSOLIDATED FINANCIAL STATEMENTS
For the Six Months Ended June 30, 2009 and 2008 (unaudited)
And For the Years Ended December 31, 2008 and 2007

NOTE 12  COMMITMENTS  – (continued)

improvements (see Note 4) and deferred rent (see Note 11) will be written off. In addition, management anticipates that a lease termination fee of approximately $150,000 will be required as part of the settlement.

We are also obligated under various other short term leases for office equipment and office space in other cities.

Future minimum lease payments under all of the above mentioned operating leases are as follows at December 31, 2008:

Years Ending December 31,	Amounts
2009	$435,600
2010	312,000
2011	312,000
2012	312,000
2013	312,000
Thereafter	1,170,000
Total	$2,853,600

Rent expense, including certain operating costs, approximated $356,000 and $160,000, for the years ended December 31, 2008 and 2007, respectively, and approximately $172,000 for each of the unaudited six month periods ended June 30, 2009 and 2008, respectively.

Our policy is to own all destination real estate. In certain situations, however, destination real estate may be leased. This may occur when we have entered into a lease to buy transaction, or the property is not currently needed for club operations and we want to secure the right to a future purchase. Additionally, we may lease a home for a short time during peak travel periods to allow for additional occupancy. Cost incurred under such leases for the years ended December 31, 2008 and 2007 were approximately $1,448,000 and $784,000, respectively. Such costs approximated $650,000 and $757,000, respectively, for the unaudited six month periods ended June 30, 2009 and 2008.

The Company also rents office equipment under short term leases. Payments and obligations under these leases are not significant.

NOTE 13  OTHER RELATED PARTY TRANSACTIONS

Interior Design  — We use an independent contractor for interior design of the residence assets. The independent contractor is a family member of one of our owners. We paid approximately $54,000, $179,000 and $187,000 to this contractor for the six months ended June 30, 2009 (unaudited) and for the years ended December 31, 2008 and 2007, respectively.

Note Receivable — In April 2008, we loaned our majority member $505,000, of which $250,000 was repaid in November 2008. The note stipulated that interest would be charged at the one month LIBOR rate plus 4%, and that all principal and interest would be due in full on July 31, 2008. Notwithstanding this, no interest was charged and/or accrued and the loan maturity was indefinitely extended until the note was satisfied at the date of the merger with Ultimate Escapes. Because the satisfaction was in the form of a transfer of a 5% membership interest in Villa Bugambilia, LLC (which owns certain real estate located in Mexico) the note receivable has been reflected as non-current at December 31, 2008 and June 30, 2009. The fair value of the 5% interest approximates the carrying amount of the note receivable based on the values of comparable properties. As a result, no gain or loss was recognized on this transaction.

PRIVATE ESCAPES DESTINATION CLUBS

NOTES TO COMBINED, CONSOLIDATED FINANCIAL STATEMENTS
For the Six Months Ended June 30, 2009 and 2008 (unaudited)
And For the Years Ended December 31, 2008 and 2007

NOTE 13  OTHER RELATED PARTY TRANSACTIONS  – (continued)

Interest Expense — Club members and other related parties may provide financing for the acquisition of residence assets. We had mortgages and other notes payable to related parties aggregating $17,071,606 (unaudited), $17,430,738, and $14,446,506 at June 30, 2009, December 31, 2008 and 2007, respectively. Interest paid to related parties was approximately $1,316,000 and $951,300 for the years ended December 31, 2008 and 2007, respectively, and $707,800 and $605,200 during the six month periods ended June 30, 2009 and 2008, respectively (unaudited).

Operating Leases — As of December 31, 2007, the Company leased seven properties from two of the Company’s owners and paid rent to the owners (see Note 12). During 2008, the Company purchased six of these properties and subsequently sold two of these properties in 2008. The Company purchased these properties with a combination of cash, non-cash capital contributions and debt (see Note 8). As of June 30, 2009 and December 31, 2008, there was one property the Company leased from one of the Company’s owners.

NOTE 14  CONTINGENCIES

Our residence assets often include required membership in a homeowner or condominium association. Certain of these associations have notified us that use of the property by a destination club may be a violation of the related condominium declaration. We intend to vigorously defend our position and do not believe any legal proceedings would have significant adverse impact on our combined, consolidated financial position and/or results of operations.

At any time after April 2008, our minority owners in Private Escapes Platinum Abaco, LLC (see Note 1) have the right to require us to purchase their cumulative 40% ownership interests in such LLC for an amount equal to their proportionate share of the property’s fair value. The carrying value of these redeemable, noncontrolling interests approximates the pro rata fair value of the property at June 30, 2009.

Litigation — We are involved in certain litigation with a former employee and current minority owner of our Company who is seeking approximately $200,000 of damages as a result of certain employment claims. The Company has offered $100,000 to the employee in exchange for the settlement of all claims and accordingly, this amount has been included in the net gain (loss) from litigation and accrued liabilities in the accompanying June 30, 2009 financial statements. We intend to vigorously defend this case and believe that any additional exposure to us would likely be covered by our insurance. Because of this, and because the ultimate outcome of this matter cannot be determined at this time, no effect has been given to any additional loss that may result from this matter in the accompanying combined, consolidated financial statements.

In addition, during the six months ended June 30, 2009, we were involved in various proceedings in which certain members are seeking recovery of their membership deposits. The status and/or disposition of these cases are as follows:

•	Certain proceedings in which we agreed to pay approximately $1,053,000 in exchange for membership deposits having cumulative carrying values of approximately $1,315,000. As a result, we recognized a gain of approximately $262,000 upon the settlement of the litigation in June 2009. Our obligation to pay $1,053,000 is included in current liabilities as membership deposits to be refunded in the accompanying balance sheet as of June 30, 2009.
•	Certain proceedings in which, for various reasons, we are contesting demands for repayments of membership deposits having cumulative carrying values of approximately $586,000. Because we intend to vigorously defend these cases, and because their ultimate outcome cannot be determined at this time, no effect has been given to any losses that may result from the resolution of these matters in the accompanying combined, consolidated financial statements.

PRIVATE ESCAPES DESTINATION CLUBS

NOTES TO COMBINED, CONSOLIDATED FINANCIAL STATEMENTS
For the Six Months Ended June 30, 2009 and 2008 (unaudited)
And For the Years Ended December 31, 2008 and 2007

NOTE 14  CONTINGENCIES  – (continued)

In addition to the above, we are involved in certain other litigation in the normal course of business. We do not believe that the resolution of these matters will have a significant, adverse impact on our combined, consolidated financial position and/or results of operations.

NOTE 15  OWNER CONTRIBUTIONS AND DISTRIBUTIONS

Owner contributions and distributions reflected in the accompanying combined, consolidated financial statements arose out of real estate activity. Cash contributions to us primarily arise from net proceeds from the sale of an owners’ property that we were leasing for use in our operations. Non-cash contributions in 2008 and 2007 arose from transfers of properties to us that had previously been legally held in an owner’s name. With the exception of our assumption of certain mortgage debt, no consideration was provided to our majority owner for these properties and the contributions were recorded at the owner’s historical cost. Cash distributions primarily arise from cash outlays for owners to purchase various properties. Non-cash distributions in 2007 resulted from our decision to distribute two properties to our majority owner. With the exception of our majority owner relieving us of certain mortgage debt, no consideration was received. The distributions were reflected at the carrying values of these properties, which were greater than their fair values at such time based on sales of comparable properties.

NOTE 16  SEGMENT INFORMATION

We operate in a single business segment. Less than 5% of our revenue is derived from members who reside outside the United States. Geographic information related to the net book value of our property and equipment and property held for sale at June 30, 2009 (unaudited), December 31, 2008 and 2007 is as follows:

	2009	2008	2007
United States	$37,634,573	$38,827,975	$34,080,228
Italy	3,129,792	3,180,653	3,241,121
Mexico	2,873,135	2,922,053	3,018,985
British West Indies	2,453,900	2,497,652	2,584,269
Other foreign countries(1)	4,671,987	4,256,128	4,896,928
Total net book value	$50,763,387	$51,684,461	$47,821,531

(1)	Includes countries where the net book value of our property and equipment is individually less than 5% of the total net book value of our property and equipment.

ANNEX A

CONTRIBUTION AGREEMENT

BY AND AMONG

SECURE AMERICA ACQUISITION CORPORATION,

ULTIMATE ESCAPES HOLDINGS, LLC,

ULTIMATE RESORT HOLDINGS, LLC

AND

THE MEMBER REPRESENTATIVE

Dated as of September 2, 2009

EXHIBITS:

Exhibit A:	Form of Stock Incentive Plan
Exhibit B:	Form of Amended and Restated Operating Agreement
Exhibit C:	Form of Voting Agreement
Exhibit D:	Form of Registration Rights Agreement
Exhibit E:	Form of Indemnification and Escrow Agreement
Exhibit F:	Form of Underwriter Letter Agreement
Exhibit G:	Form of Founders’ Letter Agreement

CONTRIBUTION AGREEMENT

THIS CONTRIBUTION AGREEMENT (this “Agreement”) is made and entered into as of September 2, 2009 by and among Secure America Acquisition Corporation, a Delaware corporation (“Secure”), Ultimate Resort Holdings, LLC, a Delaware limited liability company (“Ultimate Resort”), Ultimate Escapes Holdings, LLC, a Delaware limited liability company (the “Company”), and the representative (the “Member Representative”) of the holders of the issued and outstanding membership interests of the Company and Ultimate Resort. Secure, the Company, Ultimate Resort and the Member Representative are sometimes referred to herein individually as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, each of Private Escapes Holdings, LLC, a Delaware limited liability company (“Private Escapes”), and Ultimate Resort has entered into a definitive agreement with the Company pursuant to which Private Escapes and Ultimate Resort shall each contribute to the Company the Member Contribution Property (as hereinafter defined), on terms and conditions substantially similar to and in accordance with those presented by Ultimate Resort to Secure (the “Company Transactions”), in exchange for membership units in the Company, such that Ultimate Resort and Private Escapes shall be members (each, a “Member ,” and together, the “Members”) of the Company;

WHEREAS, Secure wishes to contribute the Secure Contribution Property to the Company in exchange for the issuance to Secure of 4,687,500 units in the Company (each, a “Unit,” and collectively, the “Units”); provided such number of Units shall be subject to adjustment upward on a one for one basis to the extent less than 6,250,000 shares of Secure Common Stock (as such term is hereafter defined) are not converted into cash or subject to expected retirement based upon forward contracts immediately following the Closing;

WHEREAS, the board of directors of Secure has declared it to be advisable and in the best interests of Secure and its stockholders to contribute the Secure Contribution Property to the Company and to consummate the transactions contemplated hereby on the terms and conditions set forth herein; and

WHEREAS, the Company and each of the Members have declared it to be advisable and in the best interests of each respective entity and its owners to consummate the Company Transactions and to consummate the transactions contemplated hereby on the terms and conditions set forth herein; and

WHEREAS, the Parties desire that only the Units to be held by the Members be exchangeable for shares of common stock of Secure, $0.0001 par value per share (“Secure Common Stock”), all as to be set forth in the Amended and Restated Operating Agreement of the Company, in the form attached hereto as Exhibit B (the “Operating Agreement”), as further described herein.

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants and agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

ARTICLE I
CONTRIBUTIONS

1.1 Contributions to the Company by the Members and Secure.

(a) Subject to and upon the terms and conditions of this Agreement and the other agreements contemplated hereby, Secure will contribute and deliver to the Company on the Closing Date as of the Effective Time (as each such term is hereinafter defined) a minimum of Twenty Million Dollars ($20,000,000) in immediately available funds (collectively, the “Secure Contribution Property”). Subject to the minimum threshold set forth above, the Secure Contribution Property shall equal up to Seventy Percent (70%) of the amount of cash held in the Trust Fund (as hereinafter defined) on the Closing Date (i.e., after payments for any conversions by holders of shares of Secure Common Stock into a pro rata portion of the cash held in the Trust Fund), less the following amounts: (a) all of Secure’s accrued expenses and expenses of the transactions contemplated hereby; (b) an aggregate of Three Million Dollars $3,000,000) payable to Company at Closing to satisfy certain tax liabilities incurred by Ultimate Resort in relation to the transactions contemplated hereby (the “Member Tax Liability”); (c) any and all tax liabilities of Secure; (d) broker and/or financial advisory fees payable to Morgan Joseph

& Co., Inc. and SunTrust Robinson Humphrey in connection with the transactions contemplated hereby; (e) Secure’s deferred underwriting discounts and commissions owed in connection with the IPO (as hereinafter defined) in the amount agreed pursuant to the letter agreement attached hereto as Exhibit F; and (f) payments made in relation to bridge loan arrangements, forward contracts or other mechanics entered into in connection with obtaining the Required Secure Vote (as hereinafter defined).

(b) As a condition to the contribution by Secure of the Secure Contribution Property, each Member will have contributed and delivered to the Company, no later than the Closing Date, all of its respective right title and interest in and to those entities and their respective assets listed under Section 2.1 to the Company Disclosure (the “Member Contribution Property”).

1.2 Issuance of Membership Interests to Secure. On the Closing and at the Effective Time, subject to the terms and conditions set forth herein and in the Operating Agreement, the Company shall issue to Secure 4,687,500 Units pursuant to Section 3 of the Operating Agreement; provided such number of Units shall be subject to adjustment upward on a one for one basis to the extent less than 6,250,000 shares of Secure Common Stock are not converted into cash or subject to expected retirement based upon forward contracts immediately following the Closing.

1.3 Closing. Unless this Agreement shall have been terminated and the transactions contemplated by this Agreement abandoned pursuant to the provisions of Article VII, the closing of the transactions contemplated by this Agreement (the “Closing”) shall take place on the date on which all of the conditions set forth in Article VI have been satisfied or waived, as the case may be, and when the Secure Contribution Property is contributed to the Company, which contribution shall be consummated and be effective at the time the amendment to Secure’s certificate of incorporation eliminating the text of Article FIFTH thereof in its entirety has been duly filed with the Secretary of State of the State of Delaware or at such other subsequent date or time as Secure and Ultimate Resort may agree and specify in any certificate of amendment with respect thereto in accordance with the General Corporation Law of the State of Delaware (the “Effective Time”), but in no event later than October 29, 2009 (the “Closing Date”). The Closing shall take place at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. in New York, New York.

1.4 No Liability. Notwithstanding any other provision of this Agreement, Secure shall not be liable to any Member for any shares of Secure Common Stock or any amount of cash properly paid to a public official pursuant to any applicable abandoned property, escheat or similar law.

1.5 Taking of Necessary Action; Further Action. If, at any time and from time to time after the Effective Time, any further action is necessary or desirable to carry out the purposes of this Agreement, the officers and directors of Secure and the Member Representative shall be and are fully authorized and directed, in the name of and on behalf of Secure, on the one hand, and in the name of and on behalf of Ultimate Resort and the Company, on the other hand, to take, or cause to be taken, all such lawful and necessary action as is not inconsistent with this Agreement.

1.6 Outstanding Company Derivative Securities. The Company shall, and shall cause its Subsidiaries to, cause all outstanding options, warrants and other derivative securities of the Company or any Subsidiary to have been terminated or that all holders thereof shall have exercised such securities prior to the Effective Time. Such exercise may be made contingent upon the occurrence of the Closing and no Person shall have any right to acquire any ownership or other equity interest in the Company or any Subsidiary (other than Secure at Closing).

ARTICLE II
REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The following representations and warranties by Ultimate Resort and the Company are qualified by those disclosures and exceptions set forth in the Company disclosure schedule (the “Company Disclosure Schedule”). The Company Disclosure Schedule shall be arranged in sections corresponding to the numbered and lettered sections and subsections contained in this Section 2; provided, that if any section or subsection of the Company Disclosure Schedule discloses an item or information in such a way as to make its relevance to the disclosure required on another section or subsection of the Company Disclosure Schedule reasonably apparent, then the applicable item or information will be deemed to have been also disclosed in such other section or subsection of the Company Disclosure Schedule. From the date hereof through the Effective Time, Ultimate Resort and the Company hereby make the representations and warranties set forth below to Secure with respect to the Company on the basis that the Company Transactions have been consummated.

2.1 Due Organization and Good Standing.

(a) Each of the Company and each subsidiary of the Company listed on Section 2.1 of the Company Disclosure Schedule (each a “Company Subsidiary” and collectively, the “Company Subsidiaries”) is a corporation, limited liability company or other entity, duly incorporated, formed, or organized, validly existing and in good standing under the Laws of the jurisdiction of its incorporation, formation, or organization and has all requisite corporate, limited liability, or other organizational power and authority to own, lease and operate its respective properties and to carry on its respective business as now being conducted. Each of the Company and each Company Subsidiary is duly qualified or licensed and in good standing to do business in each jurisdiction in which the character of the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification or licensing necessary, except where the failure to be so duly qualified or licensed and in good standing would not reasonably be expected to result in a Company Material Adverse Effect. The Company has heretofore made available to Secure accurate and complete copies of the Company’s certificate of formation and Operating Agreement, as amended to date and as currently in effect (the “Company Organization Documents”) and the equivalent organizational documents of each of the Company Subsidiaries, each as amended to date and as currently in effect (the “Company Subsidiary Organization Documents”). None of the Company or any Company Subsidiary is in violation of any Company Organization Document or Company Subsidiary Organization Document, as the case may be.

(b) To the knowledge of the Company, the minute books of the Company and each Company Subsidiary contain true, complete and accurate records of all meetings and consents in lieu of meetings of its respective board of directors or managers, if applicable (and any committees thereof), similar governing bodies and Members (“Corporate Records”). Copies of all such Corporate Records of the Company have been heretofore made available to Secure or Secure’s counsel.

(c) The transfer and ownership records of the Company contain true, complete and accurate records of the securities ownership as of the date of such records and the transfers involving the membership interests of the Company (the “Membership Interests”) and other securities of the Company. Copies of all such records of the Company have been heretofore made available to Secure or Secure’s counsel.

For purposes of this Agreement, the term “Company Material Adverse Effect” shall mean any change or effect that, individually or in the aggregate, has, or would reasonably be expected to have, a material adverse effect upon the assets, liabilities, business, financial condition or operating results of the Company and the Company Subsidiaries, taken as a whole, except any changes or effects after the date hereof directly or indirectly attributable to (i) general political, economic, financial, capital market or industry-wide conditions (except to the extent that the Company is affected in a disproportionate manner relative to other companies in the industries in which the Company and the Company Subsidiaries conduct business), (ii) the announcement of the execution of this Agreement, or the pendency of the consummation of the transactions contemplated by this Agreement, (iii) any condition described in the Company Disclosure Schedule, (iv) any change in GAAP or interpretation thereof after the date hereof, (v) the execution by the Company and performance of or compliance by the Company with this Agreement, (vi) any failure to meet any financial or other projections, or (vii) any breach by Secure of this Agreement.

2.2 Title to Securities; Capitalization. i) The Members collectively hold of record and own all of the Membership Interests, and such Membership Interests are held free and clear of any restrictions on transfer, Encumbrances (other than as disclosed on Section 2.2(a) of the Company Disclosure Schedule, any restriction under the Securities Act of 1933, as amended (the “Securities Act”), or any state “blue sky” securities Laws), Taxes, warrants, purchase rights, contracts, assignments, commitments, equities, claims and demands. No Member is a party to any option, warrant, purchase right, or other contract or commitment that could require such Member to sell, transfer, or otherwise dispose of his Membership Interest, other than this Agreement. Other than as disclosed on Section 2.2(a) of the Company Disclosure Schedule, no Member is a party to any voting trust, proxy, or other agreement or understanding with respect to the voting of his Membership

Interest, other than this Agreement. The Membership Interests held by the Members are not subject to preemptive rights, conversion price adjustment rights or rights of first refusal created by any agreement to which any Member is a party.

(b) Except as disclosed on Section 2.2(b) of the Company Disclosure Schedule, and except for the Membership Interests held by the Members, no membership or other equity or voting interest of the Company, or options, warrants or other rights to acquire any such membership or other equity or voting interest, of the Company is issued and outstanding. The Membership Interests are duly authorized, validly issued, fully paid and non-assessable and were not issued in material violation of any applicable foreign, federal or state securities Laws or the Company Organization Documents. The Company has not entered into any other agreements or commitments to issue any membership interests and has not split, combined or reclassified the Membership Interests.

(c) Except as otherwise described on Section 2.2(c) of the Company Disclosure Schedule, the Company directly or indirectly owns all of the capital stock of, or other equity interests in, the Company Subsidiaries. There are no (i) outstanding options, warrants, puts, calls, convertible securities, preemptive or similar rights, (ii) bonds, debentures, notes or other Indebtedness having general voting rights or that are convertible or exchangeable into securities having such rights, or (iii) subscriptions or other rights, agreements, arrangements, contracts or commitments of any character, relating to the issued or unissued membership interests of, or other equity interests in, the Company or any of the Company Subsidiaries or obligating the Company or any of the Company Subsidiaries to issue, transfer, deliver or sell or cause to be issued, transferred, delivered, sold or repurchased any options or membership interests of, or other equity interest in, the Company or any of the Company Subsidiaries or securities convertible into or exchangeable for such shares or equity interests, or obligating any of the Company Subsidiaries to grant, extend or enter into any such option, warrant, call, subscription or other right, agreement, arrangement or commitment for such equity interest. There are no outstanding obligations of the Company or any Company Subsidiaries to repurchase, redeem or otherwise acquire any membership interests, capital stock of, or other equity interests in, the Company or any of the Company Subsidiaries or to provide funds to make any investment (in the form of a loan, capital contribution or otherwise) in any other entity.

(d) Other than as set forth on Section 2.2(d) of the Company Disclosure Schedule, there are no stockholders or members agreements, voting trusts or other agreements or understandings to which the Company or any Company Subsidiary is a party with respect to the voting of the Membership Interests or the capital stock or equity interests of any Company Subsidiary.

(e) Section 2.2(e) of the Company Disclosure Schedule lists all of the Company’s Indebtedness. As used in this Agreement, “Indebtedness” means (A) all indebtedness for borrowed money or for the deferred purchase price of property or services (other than Expenses and current trade liabilities incurred in the ordinary course of business and payable in accordance with customary practices), (B) any other indebtedness that is evidenced by a note, bond, debenture, credit agreement or similar instrument, (C) all obligations under financing leases, (D) all obligations in respect of acceptances issued or created, (E) all liabilities secured by an Encumbrance on any property and (F) all guarantee obligations. Notwithstanding the foregoing in no event shall Indebtedness include any liability to any of the members of the Company’s destination clubs.

(f) From December 31, 2008 through the date hereof, except as otherwise described on Section 2.2(f) of the Company Disclosure Schedule, the Company has not declared or paid any distribution or dividend in respect of the Membership Interests and has not repurchased, redeemed or otherwise acquired any Membership Interest of the Company, and the board of managers of the Company has not authorized any of the foregoing.

(g) The Members are sophisticated sellers with respect to the Membership Interests, have adequate information concerning the business and financial condition of Secure and its Subsidiaries and their respective assets, have been given the information necessary to make an informed decision regarding this Agreement and the transactions contemplated hereby and have independently made their analysis and decision to enter into and consummate this Agreement based upon such information the Members deem appropriate. Notwithstanding the foregoing, no information or knowledge obtained by the Members as described herein will affect or be deemed to modify any representation or warranty contained herein or the conditions to the obligations of the Parties to consummate the transactions contemplated by this Agreement.

(h) The Members are each an “accredited investor” as defined in Rule 501 of Regulation D promulgated under the Securities Act. The financial condition of each Member is such that he is able to bear the risk of holding the Secure Common Stock for an indefinite period of time and the risk of loss of his entire investment. The Members have had the opportunity to ask questions of and receive answers from the management of Secure and its Subsidiaries concerning the investment in the Secure Common Stock and have sufficient knowledge and experience in investing in companies similar to Secure in terms of its stage of development so as to be able to evaluate the risks and merits of its investment in Secure. The Members are acquiring the Secure Common Stock for investment, for their own account, and not for resale or with a view to distribution thereof in violation of the Securities Act, and the rules and regulations promulgated thereunder. Except as otherwise described on Section 2.2(h) of the Company Disclosure Schedule, the Members have not entered into an agreement or understanding with any other Person to resell or distribute the Secure Common Stock.

2.3 Subsidiaries.

(a) Section 2.3(a) of the Company Disclosure Schedule sets forth a true, complete and correct list of each of the Company Subsidiaries and their respective jurisdictions of incorporation, formation or organization. Except as otherwise set forth on Section 2.3(a) of the Company Disclosure Schedule, all of the capital stock and other equity interests of the Company Subsidiaries are owned, directly or indirectly, by the Company free and clear of any Encumbrance (other than any restriction under the Securities Act, or any state “blue sky” securities Laws) with respect thereto. All of the outstanding shares of capital stock or other equity interests in each of the Company Subsidiaries that is a corporation are duly authorized, validly issued, fully paid and non-assessable, and with respect to the Company Subsidiaries that are limited liability companies, are duly authorized, validly issued, fully paid and non-assessable and were issued free of preemptive rights and were not issued in material violation of any applicable foreign, federal or state securities Laws. Neither the Company nor any Company Subsidiary owns, directly or indirectly, any shares of capital stock or other equity or voting interests (including any securities exercisable or exchangeable for or convertible into capital stock or other equity or voting interests) in any other Person other than publicly traded securities constituting less than five percent (5%) of the outstanding equity of the issuing entity, other than capital stock or other equity interest of the Company Subsidiaries owned by the Company or another Company Subsidiary.

(b) Section 2.3(b) of the Company Disclosure Schedule lists all jurisdictions in which each of the Company and each Company Subsidiary is qualified to conduct its respective business.

2.4 Authorization; Binding Agreement. The Company has all requisite limited liability company power and authority to execute and deliver this Agreement and each other ancillary agreement related hereto to which it is a party, and to consummate the transactions contemplated hereby and thereby. Notwithstanding anything in this Section 2.4 to the contrary, the affirmative vote of (i) the Members of the Company holding at least fifty-one percent (51%) of the issued and outstanding Company Membership Interests entitled to vote on the approval and adoption of this Agreement and (ii) JDI Ultimate, L.L.C., a Delaware limited liability company (the “Required Company Vote”) is necessary to approve and adopt this Agreement and to consummate the transactions contemplated hereby. Other than as disclosed on Section 2.4(a) of the Company Disclosure Schedule, the execution and delivery of this Agreement and each other ancillary agreement related hereto to which it is a party and the consummation of the transactions contemplated hereby and thereby (i) have been duly and validly authorized by all necessary action on the part of the Company (including the approval by its Members, subject in all cases to the satisfaction of the terms and conditions of this Agreement, including the conditions set forth in Article VI), and (ii) no other limited liability company proceedings on the part of the Company are necessary to authorize the execution and delivery of this Agreement and each other ancillary agreement related hereto to which it is a party or to consummate the transactions contemplated hereby and thereby. This Agreement has been duly and validly executed and delivered by the Company and, assuming the due authorization, execution and delivery of this Agreement by the other parties hereto, constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization and moratorium laws and other laws of general application affecting the enforcement of creditors’ rights generally, and the fact that equitable remedies or relief (including, but not limited to, the remedy of specific performance) are subject to the discretion of the court from which such relief may be sought (collectively, the “Enforceability Exceptions”).

2.5 Governmental Approvals. Except as otherwise described in Section 2.5 of the Company Disclosure Schedule, to the knowledge of the Company no consent, approval, waiver, authorization or permit of, or notice to or declaration or filing with (each, a “Consent”), any nation or government, any state or other political subdivision thereof, any entity, authority or body exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including any governmental or regulatory authority, agency, department, board, commission, administration or instrumentality, any court, tribunal or arbitrator or any self-regulatory organization (each, a “Governmental Authority”), on the part of the Company or any of the Company Subsidiaries is required to be obtained or made in connection with the execution, delivery or performance by the Company of this Agreement and each other ancillary agreement related hereto to which it is a party or the consummation by the Company of the transactions contemplated hereby and thereby, other than (a) such filings as contemplated by this Agreement, (b) for applicable requirements, if any, of the Securities Act, the Exchange Act of 1934, as amended (the “Exchange Act”), or any state “blue sky” securities Laws, and the rules and regulations thereunder, (c) pursuant to Antitrust Laws, and (d) where the failure to obtain or make such Consents or to make such filings or notifications, would not reasonably be expected to result in a Company Material Adverse Effect or prevent consummation of the transactions contemplated by this Agreement.

2.6 No Violations. Except as otherwise described in Section 2.6 of the Company Disclosure Schedule, to the knowledge of the Company the execution and delivery by the Company of this Agreement and each other ancillary agreement related hereto to which it is a party, the consummation by the Company of the transactions contemplated hereby and thereby, and compliance by the Company with any of the provisions hereof and thereof, will not, (a) conflict with or violate any provision of any Company Organization Document or Company Subsidiary Organization Document, (b) require any Consent under or result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation, amendment or acceleration) under, any Company Material Contract, (c) result (immediately or with the passage of time or otherwise) in the creation or imposition of any Encumbrances (as hereafter defined) (other than any Permitted Encumbrances) upon any of the properties, rights or assets of the Company or any of the Company Subsidiaries, or (d) subject to obtaining the Consents from Governmental Authorities referred to in Section 2.5, conflict with or violate any foreign, federal, state or local Order, statute, law, rule, regulation, ordinance, principle of common law, constitution, treaty enacted, or any writ, arbitration award, injunction, directive, judgment, or decree, promulgated, issued, enforced or entered by any Governmental Authority (each, a “Law” and collectively, the “Laws”) to which the Company or any of the Company Subsidiaries or any of their respective assets or properties is subject, except, in the case of clauses (b), (c) and (d) above, for any deviations from any of the foregoing that would not reasonably be expected to result in a Company Material Adverse Effect. Notwithstanding anything in this Section 2.6 to the contrary, the Required Company Vote is necessary to approve and adopt this Agreement and to consummate the transactions contemplated hereby. For purposes of this Agreement, “Encumbrance” means any mortgage, pledge, security interest, attachment, right of first refusal, option, proxy, voting trust, encumbrance, lien or charge of any kind (including any conditional sale or other title retention agreement or lease in the nature thereof), restrictions (whether on voting, sale, transfer, disposition or otherwise), any subordination arrangement in favor of another Person, any filing or agreement to file a financing statement as debtor under the Uniform Commercial Code or any similar statute.

2.7 Ultimate Resort Financial Statements.

(a) As used herein, the term “Ultimate Resort Financials” means the Ultimate Resort’s audited consolidated financial statements (including, in each case, any related notes thereto), consisting of the Ultimate Resort’s balance sheets, statements of income and statements of cash flow, as of December 31, 2006, December 31, 2007 and December 31, 2008 and the unaudited consolidated financial statements as of June 30, 2009 (the “June 30, 2009 Financials”) and any subsequent quarter. True and correct copies of the Ultimate Resort Financials are attached hereto on Section 2.7(a) of the Company Disclosure Schedule. The Ultimate Resort Financials (i) in all material respects accurately reflect Ultimate Resort’s books and records as of the times and for the periods referred to therein, and (ii) were prepared in accordance with GAAP methodologies applied on a consistent basis throughout the periods involved (except as set forth on Section 2.7(a) of the Company Disclosure Schedule or as disclosed in the footnotes thereto and except for the interim financials for 2009 which are produced on a modified GAAP/Adjusted EBITDA basis). The Ultimate Resort Financials will, as of the Closing Date, (i) in all material respects accurately reflect Ultimate Resort’s books and records as of the times and for the periods referred to therein, (ii) be prepared in accordance with GAAP methodologies applied on a consistent basis throughout the periods involved (except as set forth on Section 2.7(a) of the Company Disclosure Schedule or as disclosed in the footnotes thereto and except for the interim financials for 2009 which are produced on a modified GAAP/Adjusted EBITDA basis), (iii) fairly present in all material respects the consolidated financial position of Ultimate Resort as of the respective dates thereof and the consolidated results of Ultimate Resort’s operations and cash flows for the periods indicated and (iv) to the extent required for inclusion in the Proxy Statement, will comply as of the Closing Date, (A) in all material respects with the Securities Act, Regulation S-X and the published general rules and regulations of the SEC and (B) will be prepared in accordance with GAAP applied on a consistent basis throughout the periods involved (except as set forth on Section 2.7(a) of the Company Disclosure Schedule or as disclosed in the footnotes thereto and except for the interim financials for 2009 which are produced on a modified GAAP/Adjusted EBITDA basis).

(b) To the knowledge of the Company, Ultimate Resort has disclosed to Secure, Ultimate Resort’s outside auditors and Ultimate Resort’s management any material fraud that involves management or other employees who have a significant role in Ultimate Resort’s internal controls over financial reporting.

(c) None of the Company, any Company Subsidiary, or any manager, director, officer, or to the Company’s knowledge, any auditor or accountant of the Company or any Company Subsidiary or any employee of the Company or any Company Subsidiary has received any written complaint, allegation, assertion or claim from any Governmental Authority regarding the accounting or auditing practices, procedures, methodologies or methods of the Company or any Company Subsidiary or their respective internal accounting controls, including any complaint, allegation, assertion or claim that the Company or any Company Subsidiary has engaged in questionable accounting or auditing practices. No Key Employee and no member of Company management has received written notice from any Governmental Authority or any Person of any material violation of consumer protection, insurance or securities Laws by the Company, any Company Subsidiary or any of their respective officers, managers, directors, employees or agents.

2.8 Absence of Certain Changes.

(a) From December 31, 2008 through the date hereof, to the knowledge of the Company and except as described in Section 2.8(a) of the Company Disclosure Schedule, the Company and the Company Subsidiaries have conducted their respective businesses in the ordinary course of business consistent with past practice and since such time, there has not occurred any action that would constitute a breach of Section 4.1.

(b) From December 31, 2008 through the date hereof, to the knowledge of the Company, there has not been any fact, change, effect, occurrence, event, development or state of circumstances that has had or would reasonably be expected to result in a Company Material Adverse Effect.

2.9 Absence of Undisclosed Liabilities. Except as and to the extent reflected or reserved against in the Company Financials (as of the Closing Date), to the knowledge of the Company, from December 31, 2006 through the date hereof, neither the Company nor any Company Subsidiary has incurred any liabilities or obligations of the type required to be reflected on a balance sheet that is not adequately reflected or reserved on or provided for in the Company Financials, other than liabilities of the type that have been incurred in the ordinary course of business consistent with past practice.

2.10 Compliance with Laws. Except as set forth in Section 2.10 of the Company Disclosure Schedule and to the knowledge of the Company, neither the Company nor any of the Company Subsidiaries is in conflict with, or in default or violation of, nor has it received, from December 31, 2006 through the date hereof, any written notice of any conflict with, or default or violation of, (a) any applicable Law by which it or any property or asset of the Company or any Company Subsidiary is bound or affected, or (b) any Company Material Contract, except, in each case, for any deviations from any of the foregoing that would not reasonably be expected to result in a Company Material Adverse Effect.

2.11 Regulatory Agreements; Permits.

(a) There are no written agreements, memoranda of understanding, commitment letters, or cease and desist orders, to which the Company or any Company Subsidiary is a party, on the one hand, and any Governmental Authority is a party or addressee, on the other hand.

(b) Except as disclosed in Section 2.11(b) of the Company Disclosure Schedule, each of the Company, the Company Subsidiaries, and each employee of the Company or any Company Subsidiary who is legally required to be licensed by a Governmental Authority in order to perform his or her duties with respect to his or her employment with the Company or such Company Subsidiary, hold all material permits, licenses, franchises, grants, authorizations, consents, exceptions, variances, exemptions, orders and other authorizations of Governmental Authorities, certificates, consents and approvals necessary to lawfully conduct the Company’s or the Company Subsidiaries’ respective business as presently conducted, and to own, lease and operate the Company’s or the Company Subsidiaries’ respective assets and properties (collectively, the “Company Permits”). To the knowledge of the Company, all of the Company Permits have been made available to Secure and all are in full force and effect, and no suspension or cancellation of any of the Company Permits is pending or, to the knowledge of the Company, threatened, except where the failure of any Company Permits to have been in full force and effect, or the suspension or cancellation of any of the Company Permits, would not reasonably be expected to result in a Company Material Adverse Effect. The Company and the Company Subsidiaries are not in violation in any material respect of the terms of any Company Permit. To the knowledge of the Company, the rights and benefits of each Company Permit will be available to the Company and the Company Subsidiaries immediately after the Closing on terms substantially identical to those enjoyed by the Company and the Company Subsidiaries immediately prior to the Closing.

(c) No investigation, review or market conduct examination by any Governmental Authority with respect to the Company or any Company Subsidiary is pending or, to the knowledge of the Company, threatened.

2.12 Litigation.

(a) Except as disclosed in Section 2.12(a) of the Company Disclosure Schedule, there is no private, regulatory or governmental inquiry, action, suit, proceeding, litigation, claim, arbitration or investigation pending before any Governmental Authority of competent jurisdiction (each, an “Action”), or, to the knowledge of the Company, threatened against the Company, any of the Company Subsidiaries or any of their respective properties, rights or assets or any of their respective managers, officers or directors (in their capacities as such) that would reasonably be expected to result in a Company Material Adverse Effect. There is no decree, directive, order, writ, judgment, stipulation, determination, decision, award, injunction, temporary restraining order, cease and desist order or other order by, or any supervisory agreement or memorandum of understanding with any Governmental Authority (each, an “Order”) binding against the Company, any of the Company Subsidiaries or any of their respective properties, rights or assets or any of their respective managers, officers or directors (in their capacities as such) that would prohibit, prevent, enjoin, restrict or alter or delay any of the transactions contemplated by this Agreement, or that would reasonably be expected to result in a Company Material Adverse Effect. The Company and the Company Subsidiaries are in material compliance with all Orders. There is no material Action that the Company or any of the Company Subsidiaries has pending against other parties. There is no Action pending or, to the knowledge of the Company, threatened against the Company involving a claim against the Company for false advertising with respect to any of the Company’s products or services.

(b) There is no Action pending or, to the knowledge of the Member, threatened against such Member that would reasonably be expected to, individually or in the aggregate, prevent or delay the consummation of the transactions contemplated by this Agreement. There is no Order binding against such Member or his Membership Interest that would prohibit, prevent, enjoin, restrict or materially alter or delay any of the transactions contemplated by this Agreement.

2.13 Restrictions on Business Activities. There is no Order binding upon the Company or any of the Company Subsidiaries that has the effect of prohibiting, preventing, restricting or impairing in any respect, any business practice of the Company or any of the Company Subsidiaries as their businesses are currently conducted, any acquisition of property by the Company or any of the Company Subsidiaries, the conduct of business by the Company or any of the Company Subsidiaries as currently conducted, or the ability of the Company or any of the Company Subsidiaries from engaging in business as currently conducted or from competing with other parties, except for such Orders that would not reasonably be expected to result in a Company Material Adverse Effect.

2.14 Material Contracts.

(a) Section 2.14(a) of the Company Disclosure Schedule sets forth a list of, and the Company has made available to Secure, true, correct and complete copies of, each material written contract, agreement, commitment, arrangement, lease, license, permit or plan and each other instrument (other than this Agreement or any ancillary agreement contemplated hereby) currently in effect to which the Company or any Company Subsidiary is a party or by which the Company, any Company Subsidiary, or any of their respective properties or assets are bound or affected as of the date hereof (each, a “Company Material Contract”) that:

(i) contains covenants that materially limit the ability of the Company or any Company Subsidiary (or which, following the consummation of the transactions contemplated hereby, could materially restrict the ability of Secure or any of its affiliates) (A) to compete in any line of business or with any Person or in any geographic area or to sell, or provide any service or product, including any non-competition covenants, exclusivity restrictions, rights of first refusal or most-favored pricing clauses or (B) to purchase or acquire an interest in any other entity, except, in each case, for any such contract that may be canceled without any penalty or other liability to the Company or any Company Subsidiary upon notice of 60 days or less;

(ii) involves any joint venture, partnership, limited liability company or other similar agreement or arrangement relating to the formation, creation, operation, management or control of any partnership or joint venture that is material to the business of the Company and the Company Subsidiaries, taken as a whole;

(iii) is not a routine operating contract and that otherwise is or may be material to the businesses, operations, assets or condition (financial or otherwise) of the Company and the Company Subsidiaries;

(iv) involves any exchange traded, over the counter or other swap, cap, floor, collar, futures, contract, forward contract, option or other derivative financial instrument or contract, based on any commodity, security, instrument, asset, rate or index of any kind or nature whatsoever, whether tangible or intangible, including currencies, interest rates, foreign currency and indices;

(v) evidences Indebtedness (whether incurred, assumed, guaranteed or secured by any asset) having an outstanding principal amount in excess of $250,000;

(vi) involves the acquisition or disposition (to the extent such transaction would be consummated after the date hereof), directly or indirectly (by merger or otherwise), of assets (other than in the ordinary course of business) or capital stock or other equity interests of another Person;

(vii) by its terms calls for aggregate payments by the Company or the Company Subsidiaries under such contract of more than $250,000 per year;

(viii) with respect to any material acquisition of another Person, pursuant to which the Company or any Company Subsidiary has (A) any continuing indemnification obligations in excess of $250,000 or (B) any “earn out” or other contingent payment obligations;

(ix) other than in the ordinary course of business, obligates the Company or any Company Subsidiary to provide continuing indemnification or a guarantee of obligations after the date hereof in excess of $250,000;

(x) is between the Company or any Company Subsidiary and any of their respective managers, directors or executive officers that cannot be cancelled by the Company (or the applicable Company Subsidiary) within 60 days’ notice without material liability, penalty or premium;

(xi) other than in the ordinary course of business, obligates the Company or any Company Subsidiary to make any capital commitment or expenditure in excess of $100,000 (including pursuant to any joint venture);

(xii) relates to the development, ownership, licensing or use of any Intellectual Property material to the business of the Company or any Company Subsidiary, other than “shrink wrap,” “click wrap,” and “off the shelf” software agreements and other agreements for software commercially available on reasonable terms to the public generally with license, maintenance, support and other fees of less than $100,000 per year (collectively, “Off-the-Shelf Software Agreements”); or

(xiii) provides for any standstill arrangements.

(b) Except as disclosed on Section 2.14(b) of the Company Disclosure Schedule, with respect to each Company Material Contract: (i) such Company Material Contract is valid and binding and enforceable in all respects against the Company or the Company Subsidiary party thereto (subject to Enforceability Exceptions) and, to the Company’s knowledge, the other party thereto, and other than such contracts that have expired by their terms, in full force and effect; (ii) the consummation of the transactions contemplated by the Agreement will not affect the terms, validity or enforceability of the Company Material Contract against Secure or such Company Subsidiary and, to the Company’s knowledge, the other party thereto; (iii) to the knowledge of the Company, neither the Company nor any Company Subsidiary is in breach or default in any respect, and no event has occurred that with the passage of time or giving of notice or both would constitute a breach or default by the Company or any Company Subsidiary, or permit termination or acceleration by the other party thereto, under such Company Material Contract; (iv) to the knowledge of the Company, no other party to such Company Material Contract is in breach or default in any respect, and no event has occurred that with the passage of time or giving of notice or both would constitute such a breach or default by such other party, or permit termination or acceleration by the Company or any of the Company Subsidiaries, under such Company Material Contract, and (v) no other party to such Company Material Contract has notified the Company or any Company Subsidiary in writing that it is terminating or considering terminating the handling of its business by the Company or any Company Subsidiary or in respect of any particular product, project or service of the Company, or is planning to materially reduce its future business with the Company or any Company Subsidiary in any manner except, with respect to each of clauses (i) through (v), for any deviations from any of the foregoing or that would not reasonably be expected to result in a Company Material Adverse Effect.

2.15 Intellectual Property.

(a) Section 2.15(a) of the Company Disclosure Schedule contains a list of: (i) all registered Intellectual Property and Intellectual Property that is the subject of a pending application for registration, and material unregistered Intellectual Property, in each case that is, owned by the Company or any of the Company Subsidiaries and is material to the business of the Company (“Company Intellectual Property”); and (ii) all material Intellectual Property, other than as may be licensed pursuant to Off-the-Shelf Software Agreements, that is licensed to the Company or any of the Company Subsidiaries and is material to the business of the Company (“Licensed Intellectual Property”). Except where failure to own, license or otherwise possess such rights has not had and would not reasonably be expected to result in a Company Material Adverse Effect, each of the Company and the Company Subsidiaries (x) has all right, title and interest in and to all Company Intellectual Property owned by it, free and clear of all Encumbrances, other than Permitted Encumbrances, and (y) has valid rights in and to all of its Licensed Intellectual Property. Neither the Company nor any of the Company Subsidiaries has received any written notice alleging that it has infringed, diluted or misappropriated, or, by conducting its business as currently conducted, would infringe, dilute or misappropriate, the Intellectual Property rights of any Person, and to the knowledge of the Company there is no valid basis for any such allegation. Neither the execution nor delivery of this Agreement nor the consummation of the transactions contemplated hereby will impair or materially alter the Company’s or any Company Subsidiary’s rights to any Company Intellectual Property or Licensed Intellectual Property. All of the rights within the Company Intellectual Property and the license rights to the Licensed Intellectual Property are valid, enforceable and subsisting and there is no Action that is pending or, to the knowledge of the Company, threatened that challenges the rights of the Company or any of the Company Subsidiaries in respect of any Company Intellectual Property or Licensed Intellectual Property or the validity, enforceability or effectiveness thereof. The Company Intellectual Property and the Licensed Intellectual Property constitute all material Intellectual Property owned by or licensed to the Company or the Company Subsidiaries and used in or necessary for the operation by the Company and the Company Subsidiaries of their respective businesses as currently conducted. To the knowledge of the Company, neither the Company nor any of the Company Subsidiaries is in breach or default in any material respect (or would with the giving of notice or lapse of time or both be in such breach or default) under any license to use any of the Licensed Intellectual Property.

(b) For purposes of this Agreement, “Intellectual Property” means (i) United States, international and foreign patents and patent applications, including divisionals, continuations, continuations in part, reissues, reexaminations and extensions thereof and counterparts claiming priority therefrom; utility models; invention disclosures; and statutory invention registrations and certificates; (ii) United States and foreign registered, pending and unregistered trademarks, service marks, trade dress, logos, trade names, corporate names and other source identifiers, domain names, Internet sites and web pages; and registrations and applications for registration for any of the foregoing, together with all of the goodwill associated therewith; (iii) United States and foreign registered and unregistered copyrights, and registrations and applications for registration thereof; and copyrightable works; (iv) all inventions and design rights (whether patentable or unpatentable) and all categories of trade secrets as defined in the Uniform Trade Secrets Act, including business, technical and financial information; and (v) confidential and proprietary information, including know-how.

2.16 Employee Benefit Plans.

(a) Section 2.16(a) of the Company Disclosure Schedule lists, with respect to the Company and the Company Subsidiaries, (i) all employee benefit plans (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”)), (ii) all material loans from the Company to managers, officers and directors other than advances for expense reimbursements incurred in the ordinary course of business, (iii) any securities option, securities stock purchase, phantom securities, securities appreciation right, equity-related, supplemental retirement, severance, sabbatical, medical, dental, vision care, disability, employee relocation, cafeteria benefit (Section 125 of the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder (the “Code”)) or dependent care (Code Section 129), life insurance or accident insurance plans, programs, agreements or arrangements, (iv) all bonus, pension, retirement, profit sharing, savings, deferred compensation or incentive plans, programs, policies, agreements or arrangements, (v) other material fringe, perquisite, or employee benefit plans, programs, policies, agreements or arrangements, and (vi) any current or former employment, change of control, retention or executive compensation, termination or severance plans, programs, policies, collective bargaining, agreements or arrangements, written or otherwise, as to which material unsatisfied liabilities or obligations, contingent or otherwise, remain for the benefit of, or relating to, any present or former employee, consultant, manager or director, or which could reasonably be expected to have any material liabilities or obligations (together, the “Company Benefit Plans”). The term Company Benefit Plans also includes all benefit plans subject to Title IV of ERISA in connection with which any trade or business

(whether or not incorporated) that is treated as a single employer with the Company and the Company Subsidiaries within the meaning of Section 414(b), (c), (m) or (o) of the Code (a “Company ERISA Affiliate”) has any liability.

(b) Other than as would not reasonably be expected to result in a Company Material Adverse Effect, (i) there has been no “prohibited transaction,” as such term is defined in Section 406 of ERISA and Section 4975 of the Code, by the Company or by any trusts created thereunder, any trustee or administrator thereof or any other Person, with respect to any Company Benefit Plan, (ii) each Company Benefit Plan has been administered in material accordance with its terms and in material compliance with the requirements prescribed by any and all applicable Laws (including ERISA and the Code), (iii) the Company and each Company ERISA Affiliate have performed in all material respects all obligations required to be performed by them under, are not in any respect in default under or violation of, and to the knowledge of the Company there has not been any default or violation by any other party to, any of the Company Benefit Plans that are subject to Title IV of ERISA, (iv) all contributions and premiums required to be made by the Company or any Company ERISA Affiliate to any Company Benefit Plan subject to Title IV of ERISA have been made on or before their due dates, including any legally permitted extensions. Except with respect to claims for benefits in the ordinary course, no Action has been brought, or to the knowledge of the Company is threatened, against or with respect to any such Company Benefit Plan, including any audit or inquiry by the IRS, United States Department of Labor (the “DOL”) or other Governmental Authority (other than as would not result in a Company Material Adverse Effect). Each Company Benefit Plan that is a “nonqualified deferred compensation plan” within the meaning of Section 409A of the Code and any awards thereunder, in each case that is subject to Section 409A of the Code, has been operated in good faith compliance, in all material respects, with Section 409A of the Code since January 1, 2005.

(c) Except as otherwise provided in this Agreement, any ancillary agreement related hereto or as provided by applicable Law, with respect to the Company Benefit Plans, the consummation of the transactions contemplated by this Agreement and any ancillary agreement related hereto to which the Company is a party, will not, either alone or in combination with any other event or events, (i) entitle any current or former employee, manager, director or consultant of the Company or any of the Company Subsidiaries to any payment of severance pay, golden parachute payments, or bonuses, (ii) accelerate, forgive indebtedness, vest, distribute, or increase benefits or obligation to fund benefits with respect to any employee or director of the Company or any of the Company Subsidiaries, or (iii) accelerate the time of payment or vesting of options to purchase securities of the Company, or increase the amount of compensation due any such employee, director or consultant.

(d) None of the Company Benefit Plans contains any provision requiring a gross-up pursuant to Section 280G or 409A of the Code or similar Tax provisions.

(e) No Company Benefit Plan maintained by the Company or any of the Company Subsidiaries provides material benefits, including death or medical benefits (whether or not insured), with respect to current or former employees of the Company or any of the Company Subsidiaries after termination of employment (other than (i) coverage mandated by applicable Laws, (ii) death benefits or retirement benefits under any “employee pension benefit plan,” as that term is defined in Section 3(2) of ERISA, or (iii) benefits, the full direct cost of which is borne by the current or former employee (or beneficiary thereof)).

(f) Neither the Company nor any Company ERISA Affiliate has any liability with respect to any (i) employee pension benefit plan that is subject to Part 3 of Subtitle B of Title I of ERISA, Title IV of ERISA or Section 412 of the Code, or (ii) `multiemployer plan` as defined in Section 3(37) of ERISA.

2.17 Taxes and Returns.

(a) Definitions.

(i) For the purposes of this Agreement, “Tax” or “Taxes” refers to any and all federal, state, local and foreign taxes, including, without limitation, gross receipts, income, profits, sales, use,

occupation, value added, ad valorem, transfer, franchise, withholding, payroll, recapture, employment, excise and property taxes, assessments, governmental charges and duties together with all interest, penalties and additions imposed with respect to any such amounts and any amount of any of the foregoing for which a Person may be liable by reason of Treasury Regulations Section 1.1502-6, as a successor or transferee, or by contract, indemnity or otherwise.

(ii) “Code” means the Internal Revenue Code of 1986, as amended. Any reference to any particular Code section shall include any revision, successor, predecessor to that section, regardless of how numbered or classified, and any corresponding provision of state, local, or foreign Tax law.

(iii) “Taxing Authority” means any governmental authority responsible for the administration or imposition of any Tax.

(iv) “Treasury Regulations” means the United States Treasury Regulations promulgated under the Code. Any reference to any particular Treasury Regulations section shall include any revision, successor, predecessor to that section, regardless of how numbered or classified, and any corresponding provision of state, local, or foreign Tax law.

(b) Tax Returns and Audits.

(i) As of the Closing Date, the Company and each of the Company Subsidiaries have filed all federal, state, local and foreign returns, estimates, information statements and reports relating to Taxes (“Returns”) required to be filed by the Company and each of the Company Subsidiaries with any Taxing Authority prior to the date hereof. All such Returns are true, correct and complete in all respects. Neither the Company nor any of the Company Subsidiaries has requested or been granted any extension of time to file any Return that has not been filed. The Company Disclosure Schedule lists all Returns filed with respect to the Company. As of the Closing Date, the Company and each of the Company Subsidiaries have paid all Taxes due (whether or not such Taxes are shown or required to be shown on any Return).

(ii) As of the Closing Date, all Taxes that the Company or each of the Company Subsidiaries is required by law to withhold or collect have been duly withheld or collected, and have been paid over to the proper Taxing Authority to the extent due and payable.

(iii) As of the Closing Date, none of the Company or any of the Company Subsidiaries will be delinquent in the payment of any Tax nor is there any material Tax deficiency outstanding, assessed or, to the knowledge of the Company, proposed against the Company or any of the Company Subsidiaries. Neither the Company nor any of the Company Subsidiaries has been made aware in writing of any proposed reassessments by any Taxing Authority of the value or other tax base of any property owned by the Company or any of the Company Subsidiaries. Neither the Company nor any of the Company Subsidiaries has executed any unexpired waiver of any statute of limitations extending or waiving the period for the assessment or collection of any Tax. There are no liens for Taxes upon the assets of the Company or the Company Subsidiaries, other than for current Taxes not yet due and payable.

(iv) There is no action, audit, proceeding (whether administrative or judicial), or other examination of any Return of the Company or any of the Company Subsidiaries by any Taxing Authority in progress, pending, or, to the knowledge of the Company, threatened relating to Taxes of the Company or any of the Company Subsidiaries.

(v) No adjustment relating to any Returns filed by the Company or any of the Company Subsidiaries has been proposed in writing, formally or informally, by any Taxing Authority to the Company or any of the Company Subsidiaries or any of the officers and directors thereof.

(vi) As of the Closing Date, neither the Company nor any of the Company Subsidiaries has any liability for any unpaid Taxes which have not been accrued for or reserved on the Company’s balance sheets included in the Company Financial Statements, whether asserted or unasserted, contingent or otherwise, other than any liability for unpaid Taxes that may have accrued since the end of the most recent fiscal year in connection with the operation of the business of the Company and the Company Subsidiaries in the ordinary course of business.

(vii) Neither the Company nor any of the Company Subsidiaries (A) has ever been a member of an affiliated, combined, consolidated, or unity group filing an income Tax Return (other than a group the common parent of which was Company), (B) is a party to or bound by any Tax sharing or allocation agreement, or (C) is presently liable for the Taxes of any other Person, including, but not limited to: (i) by reason of Treasury Regulations Section 1.1502-6; (ii) as a transferee or successor; or (iii) by contract or indemnity.

(viii) Neither the Company nor any of the Company Subsidiaries will be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period ending after the Closing Date as a result of any: (i) adjustment pursuant to Section 481 of the Code associated with a change of accounting method that is effective on or before the date of this Agreement; (ii) closing agreement or other agreement with any governmental authority executed on or before the date of this Agreement; (iii) transaction entered into on or before the date of this Agreement and treated under the installment method, long-term contract method, cash method, or open transaction method of accounting; or (iv) election under Section 108(i) of the Code to defer debt discharge income.

(ix) The Company is, for Tax purposes, a partnership (within the meaning of Section 7701 of the Code), at no time has the Company elected or been treated as other than a partnership for Tax purposes, and no Taxing Authority has ever challenged or questioned the Company’s status as a partnership.

(x) Neither the Company nor any of the Company Subsidiaries has ever distributed the stock of another Person in a transaction that was intended to be governed in whole or in part by Section 355 of the Code.

2.18 Finders and Investment Bankers.

(a) Except as set forth on Section 2.18(a) of the Company Disclosure Schedule, the Company has not incurred, nor will it incur, any liability for any brokerage, finder’s or other fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of the Company.

(b) No Member has incurred, nor will it incur, any liability for any brokerage, finder’s or other fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of the Member.

2.19 Title to Properties; Assets.

(a) “Owned Real Property” shall mean each piece of real property owned in fee simple (or with respect to real property located outside the United States, such other similar form of title as may be described in the title policy for such parcel) by the Company or any of the Company Subsidiaries (including all land, easements, development rights and other rights and interests appurtenant thereto including interests in buildings, structures, improvements and fixtures located thereon) which Owned Real Property is described on Section 2.19(a) of the Company Disclosure Schedule attached hereto and made a part hereof. The Owned Real Property constitutes all of the real property owned by the Company or any of the Company Subsidiaries in connection with the businesses of the Company and the Company Subsidiaries.

(b) “Leased Real Property” shall mean each property leased, subleased, licensed, or otherwise occupied by the Company or any of the Company Subsidiaries pursuant to a lease, sublease, license, or other occupancy agreement and all amendments, modifications, and supplements thereto, excluding leases for individual condominium units at any Owned Real Property, all of which condominium unit leases are with Persons not affiliated with the Company for fair market value on reasonable and customary terms, (each, a “Lease”) (including all rights included in any Lease for a Leased Real Property to use or occupy any land, buildings, including sales kiosks, and improvements thereon), which Leased Real

Property is described on Section 2.19(b) of the Company Disclosure Schedule attached hereto and made a part hereof. A true, correct and complete copy of each Lease for each Leased Real Property is described on Section 2.19(b) of the Company Disclosure Schedule, a copy of each of which has been delivered to Secure or its representatives prior to the date hereof. The Leased Real Property constitutes all of the real property leased, subleased, licensed, or otherwise occupied by the Company and any of its Subsidiaries.

(c) [Intentionally Deleted]

(d) [Intentionally Deleted]

(e) “Real Property” shall mean, collectively, the Owned Real Property, and the Leased Real Property.

(f) To the knowledge of the Company, each Lease is binding, enforceable, in full force and effect and neither the Company nor any of its Subsidiaries have received written notice or otherwise have knowledge that they are in default or in breach under such Lease except for such defaults as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. To the knowledge of the Company no event or omission, which, with the passage of time or the giving of notice or both, would comprise a default, except for such defaults as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. To the knowledge of the Company, no landlord, sublandlord, licensor or other Person that is a party to any Lease (other than Company or a Company Subsidiary) is in default in respect of its obligations under such Lease and no event or omission has occurred, which, with the passage of time or the giving of notice or both, would cause any such Person to be in default in a material respect of its obligations under such Lease. Neither the Company nor any of the Company Subsidiaries have received written notice of any claimed abatements, offsets, defenses or other bases for relief or adjustment under any of the Leases. The transactions contemplated by this Agreement do not require the consent of any Person or party to any Lease (or any consent the absence of which would not cause a Company Material Adverse Effect), and will not result in a breach of or default under such Lease, or otherwise cause such Lease to cease to be legal, valid, binding, enforceable and in full force and effect following the Closing. No security deposit or portion thereof deposited with respect to any Lease has been applied in respect of a breach or default under which Lease which has not been redeposited in full by Company or any Company Subsidiary. Except as may be disclosed in a Lease, the Company and the Company Subsidiaries do not owe, nor will they owe in the future, any brokerage commissions or finder’s fees with respect to such Lease which is not paid. No party to any Lease (except where such party is the Company or a Company Subsidiary) has an economic interest in the Company or a Company Subsidiary. Neither the Company nor any Company Subsidiary has (i) assigned, subleased, licensed or otherwise granted any Person (except where such Person is the Company or a Company Subsidiary) the right to use or occupy such Leased Real Property or any portion thereof, or (ii) collaterally assigned or granted any other security interest in any Lease or any interest therein.

(g) With respect to the Real Property, as applicable: (i) other than any of the rights that the members in the Company’s destination clubs may hold, which are set forth on Section 2.19(g) of the Company Disclosure Schedule, the Company or the Company Subsidiaries, as the case may be, have good and marketable fee simple interest in the Real Property and a valid leasehold interest in the Leased Real Property, free and clear of any use or occupancy restrictions, Liens, encumbrances, and easements or title defects, except as set forth in the Company Financials or on any existing title insurance policy, deed, or survey, that have had or could have a Company Material Adverse Effect on the Company’s, or any of its Company Subsidiaries’, as the case may be, use and occupancy of the Real Property; and (ii) neither the Company nor any of its Subsidiaries have received written notice (A) of any condemnation, eminent domain or similar proceeding affecting any portion of the Real Property or any access thereto or of any sale or other disposition of the Real Property or any part thereof in lieu of condemnation or of any possible widening of streets abutting all or any portion of the Real Property, and, to the knowledge of the Company, no such proceedings are contemplated, (B) of the imposition of any special taxes or assessments by a governmental authority, or payments in lieu thereof, against all or any portion of the Real Property, or any pending improvement liens to be made by any governmental authority which may affect any Real Property, (C) from or on behalf of any existing insurance carriers indicating that the insurance rates for all or any portion of any of the Real Property will be substantially increased or that alterations of any Real Property are required, and (D) the curtailment of any utility service supplied to any Real Property.

(h) Prior to the date hereof, the Company has furnished or made available to Secure or its representatives true and correct copies of all deeds, mortgages, surveys, licenses, leases, title insurance policies and permanent certificates of occupancy (or documents equivalent to certificates of occupancy in the jurisdiction where the Real Property is located) with respect to the Real Property that are in the possession of Company or the Company Subsidiaries.

(i) Neither the Company nor the Company Subsidiaries have received written notice of, and to the knowledge of the Company and the Company Subsidiaries there are no, outstanding claims made by or against the Company or any applicable Company Subsidiary with respect to title or ownership of the Owned Real Property.

(j) Neither the Company nor any of the Company Subsidiaries is obligated under or a party to, and none of the Owned Real Property is subject to, any option, right of first refusal, right of first offer or other obligation to sell, transfer, dispose of, grant any interest in or lease any of the Owned Real Property or any portion thereof or interest therein to any Person other than (x) the Company and the Company Subsidiaries or (y) such leases, subleases, licenses, concessions or other agreements entered into by the Company or the Company Subsidiaries in the ordinary course of business (the documents described in this clause (y), the “Owned Real Property Leases”), which Owned Real Property Leases are described on Section 2.19(j) of the Company Disclosure Schedule attached hereto and made a part hereof. The Owned Real Property Leases are in full force and effect and neither the Company nor any of the Company Subsidiaries have received written notice or otherwise have knowledge that they are in default or in breach under any such Lease except for such defaults as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. To the knowledge of the Company no event or omission under any Owned Real Property Lease, which, with the passage of time or the giving of notice or both, would cause a default except for such defaults as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. Neither the Company nor any of the Company Subsidiaries have received written notice of any claimed abatements, offsets, defenses or other bases for relief or adjustment under any Owned Real Property Lease.

(k) To the knowledge of the Company, there are no facts or conditions affecting any of the improvements upon or constituting a part of the Real Property (including, but not limited to, the buildings, structures, fixtures, roofs and structural elements thereof and the heating, ventilation, air conditioning, plumbing, electrical, elevator mechanical, sewer, waste water, storm water, paving and parking equipment, systems and facilities included therein) (the “Improvements”), except for such Improvements that are in the process of being developed or constructed (which, upon substantial completion, shall be adequate for the purposes for which they are intended to be used in the ordinary course of business), which would reasonably be expected to have a Company Material Adverse Effect.

(l) There are no Construction Contracts with amounts payable as of June 30, 2009 that equal or exceed $1,000,000. As used herein, a “Construction Contract” shall mean each development agreement, master architectural contract or general contractor agreement to which the Company or any of the Company Subsidiaries is a party with respect to any present or contemplated construction by the Company or any Company Subsidiary for which no certificate of occupancy has been obtained. To the Company’s knowledge, it has not received written notice that it or any other party thereto, is presently in default and there are no facts or circumstances which, with or without the passage of time or both, would result in a breach of any of the terms thereof by it or any such other party, except for such defaults as would not, individually or in the aggregate reasonably be expected to have a Company Material Adverse Effect.

2.20 Employee Matters.

(a) Except as set forth in Section 2.20(a) of the Company Disclosure Schedule, there are no Actions pending or, to the knowledge of the Company, threatened involving the Company or any Company Subsidiary and any of their respective employees or former employees (with respect to their status as an employee or former employee, as applicable) including any harassment, discrimination, retaliatory act or similar claim. To the Company’s knowledge, since June 30, 2009, there has been: (i) no labor union organizing or attempting to organize any employee of the Company or any of the Company Subsidiaries into one or more collective bargaining units with respect to their employment with the Company or any of the Company Subsidiaries; and (ii) no labor dispute, strike, work slowdown, work stoppage or lock out or other collective labor action by or with respect to any employees of the Company or any of the Company Subsidiaries pending with respect to their employment with the Company or any of the Company Subsidiaries or threatened against the Company or any of the Company Subsidiaries. Neither the Company nor any of the Company Subsidiaries is a party to, or bound by, any collective bargaining agreement or other agreement with any labor organization applicable to the employees of the Company or any of the Company Subsidiaries and no such agreement is currently being negotiated.

(b) Except as set forth on Section 2.20(b) of the Company Disclosure Schedule, to the knowledge of the Company, the Company and the Company Subsidiaries (i) are in compliance in all material respects with all applicable Laws respecting employment and employment practices, terms and conditions of employment, health and safety and wages and hours, including Laws relating to discrimination, disability, labor relations, hours of work, payment of wages and overtime wages, pay equity, immigration, workers compensation, working conditions, employee scheduling, occupational safety and health, family and medical leave, and employee terminations, and have not received written notice, or any other form of notice, that there is any Action involving unfair labor practices against the Company or any of the Company Subsidiaries pending, (ii) are not liable for any material arrears of wages or any material penalty for failure to comply with any of the foregoing, and (iii) are not liable for any material payment to any trust to any Governmental Authority, with respect to unemployment compensation benefits, Taxes, social security or other benefits or obligations for employees, independent contractors or consultants (other than routine payments to be made in the ordinary course of business and consistent with past practice). Except as would not result in any material liability to the Company or any Company Subsidiary, there are no Actions pending or, to the knowledge of the Company, threatened against the Company or any Company Subsidiary brought by or on behalf of any applicant for employment, any current or former employee, any Person alleging to be a current or former employee, or any Governmental Authority, relating to any such Law or regulation, or alleging breach of any express or implied contract of employment, wrongful termination of employment, or alleging any other discriminatory, wrongful or tortious conduct in connection with the employment relationship.

(c) Each of James Tousignant, Richard Keith and Phil Callaghan (collectively, the “Key Employees”) are currently employed by the Company in connection with the operation of its business. Section 2.20(c) of the Company Disclosure Schedule accurately sets forth each Key Employee’s (i) job title, (ii) date of hire, (iii) base compensation, and (iv) additional material compensation paid or otherwise accrued since January 1, 2007. Other than James Tousignant, the Key Employees are employed at will.

2.21 Environmental Matters. Neither the Company nor any of the Company Subsidiaries have received any notice or claim, or entered into any negotiations or agreements with any Person, that would impose a material liability or obligation under any Environmental Law.

“Environmental Laws” means any Law relating to (a) the protection, preservation or restoration of the environment (including air, water vapor, surface water, groundwater, drinking water supply, surface land, subsurface land, plant and animal life or any other natural resource), or (b) the exposure to, or the use, storage, recycling, treatment, generation, transportation, processing, handling, labeling, production, release or disposal of Hazardous Substances, in each case as in effect at the date hereof.

“Hazardous Substance” means any substance listed, defined, designated or classified as hazardous, toxic, radioactive or dangerous or as a pollutant or contaminant under any Environmental Law. Hazardous Substances include any substance to which exposure is regulated by any Governmental Authority or any Environmental Law, including (a) petroleum or any derivative or byproduct thereof, toxic mold, asbestos or asbestos containing material or polychlorinated biphenyls and (b) all substances defined as Hazardous Substances, Oils, Pollutants or Contaminants in the National and Hazardous Substances Contingency Plan, 40 C.F.R. Section 300.5.

2.22 Transactions with Affiliates. Except as set forth in Section 2.22 of the Company Disclosure Schedule, other than (a) for payment of salary for services rendered, (b) reimbursement for reasonable expenses incurred on behalf of the Company or any Company Subsidiary, (c) for other employee benefits made generally available to all employees, (d) with respect to any Person’s ownership of membership interests, capital stock or other securities of the Company or any Company Subsidiary or such Person’s employment with the Company or any Company Subsidiary, or (e) as stated in the Company Financials, there are no contracts or arrangements that are in existence as of the date of this Agreement under which there are any material existing or future liabilities or obligations between the Company or any of the Company Subsidiaries, on the one hand, and, on the other hand, any (y) present manager, officer or director of either the Company or any of the Company Subsidiaries or (z) record or beneficial owner of more than 5% of the outstanding Company Membership Interests as of the date hereof (each, an “Affiliate Transaction”).

2.23 Insurance. Section 2.23 of the Company Disclosure Schedule sets forth a list of all material insurance policies covering the properties and activities of the Company, the Company Subsidiaries and their respective businesses. All such policies are in full force and effect and shall be kept in full force and effect in the ordinary course of business. Neither the Company nor any Company Subsidiary have received any written notice of cancellation or non-renewal with respect to such policies. Neither the Company nor any Company Subsidiary have received written notice, nor does the Company have knowledge that it is in default with respect to its obligations under such insurance policies. Except as set forth on Section 2.23 of the Company Disclosure Schedule, neither the Company nor any Company Subsidiary has been refused any insurance coverage obtained for the purpose of protecting and insuring against any material loss or exposure, nor has any such coverage been limited or cancelled by any insurance carrier to which the Company or any such Company Subsidiary has applied for any such insurance or with which the Company or any such Company Subsidiary has carried insurance, nor has there been any significant increase in the premiums paid under any such policy during the past five (5) years. To the knowledge of the Company, all such insurance policies provide adequate coverage for all normal risks incident to the business of the Company and the Company Subsidiaries and their respective properties and assets, including construction projects. Section 2.23 of the Company Disclosure Schedule identifies those pending (or, to the knowledge of the Company, threatened) Actions with respect to which an insurance carrier has denied coverage or has advised the Company or the relevant Company Subsidiary that it is defending such claim under reservation of rights and which, if determined or resolved adversely to the Company or the Company Subsidiaries, could, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

2.24 Books and Records. Except to the extent that failure to do so would not have a Company Material Adverse Effect, all of the books and records of the Company and the Company Subsidiaries are complete and accurate in all material respects and, to the knowledge of the Company, have been maintained in the ordinary course and in accordance with applicable Laws.

2.25 Board Approval; Required Vote. The board of managers of the Company has, as of the date of this Agreement, determined (i) that the transactions contemplated by this Agreement are fair to, and in the best interests of the Company and its Members, and (ii) to recommend that the Members of the Company approve this Agreement.

2.26 Information Supplied. None of the information supplied or to be supplied by the Company or the Members expressly for inclusion or incorporation by reference in Secure’s proxy statement (as amended or supplemented, the “Proxy Statement”) (and any amendment or supplement thereto), at the time of filing with the SEC and at the time it becomes effective, and at the time of mailing of the Proxy Statement and at the time of the Special Meeting, shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. None of the information supplied or to be supplied by the Company or the Members expressly for inclusion or incorporation by reference in any of the Signing Form

8-K, the Signing Press Release, the Closing Form 8-K and the Closing Press Release (each such capitalized term, as hereafter defined) (collectively, the “Ancillary Public Disclosures”) will, at the time filed with the SEC, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. Notwithstanding the foregoing, the Company and the Members make no representation, warranty or covenant with respect to any information supplied by Secure which is contained in the Proxy Statement including any Ancillary Public Disclosures.

2.27 Accounts Receivable. Section 2.27 of the Company Disclosure Schedule sets forth as of June 30 2009, all accounts, notes and other receivables, whether or not accrued, and whether or not billed, of the Company and/ or the Company Subsidiaries, in accordance with GAAP (the “Accounts Receivable”). All Accounts Receivable arose in the ordinary course of business and represent bona fide revenues of the Company and/ or the Company Subsidiaries arising from their respective businesses. To the Company’s knowledge, none of the Accounts Receivable are subject to any right of recourse, defense, deduction, return of goods, counterclaim, offset, or set off on the part of the obligor.

2.28 Representations and Warranties. The representations and warranties of the Company included in this Agreement, as modified by the Company Disclosure Schedule, are true and complete in all material respects and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading, under the circumstance under which they were made. Except for the representations and warranties made by the Company in this Agreement, neither the Company nor any other Person makes any representation or warranty with respect to the Company or the Company Subsidiaries or their respective business, operations, assets, liabilities, condition (financial or otherwise) or prospects, notwithstanding the delivery or disclosure to Secure or any of its affiliates or representatives of any documentation, forecasts, projections or other information with respect to any one or more of the foregoing.

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF SECURE

The following representations and warranties by Secure to the Company are qualified by those disclosures and exceptions set forth in the Secure SEC Reports, the Additional Secure SEC Reports (each as defined below) and the Secure disclosure schedule (the “Secure Disclosure Schedule”). The Secure Disclosure Schedule shall be arranged in sections corresponding to the numbered and lettered sections and subsections contained in this Section 3; provided, that if any section or subsection of the Secure Disclosure Schedule discloses an item or information in such a way as to make its relevance to the disclosure required on another section or subsection of the Secure Disclosure Schedule reasonably apparent, then the applicable item or information will be deemed to have been also disclosed in such other section or subsection of the Secure Disclosure Schedule. Secure hereby represents and warrants to the Company as follows:

3.1 Due Organization and Good Standing. Secure is a corporation duly incorporated or organized, validly existing and in good standing under the Laws of the jurisdiction of its incorporation and has all requisite corporate power and authority to own, lease and operate its respective properties and to carry on its respective business as now being conducted. Secure is duly qualified or licensed and in good standing to do business in each jurisdiction where the nature of its business or its ownership or leasing of its properties or the nature of the business conducted by it makes such qualification or licensing necessary, except where the failure would not reasonably be expected to have a Secure Material Adverse Effect. Secure has heretofore made available to Company accurate and complete copies of Secure’s certificate of incorporation and bylaws, each as amended to date and as currently in effect (the “Secure Organization Documents”) each as amended to date and as currently in effect. Secure is not in violation of any provision of the Secure Organization Documents.

3.2 Capitalization.

(a) The authorized capital stock of Secure consists of 50,000,000 shares of Secure Common Stock and 1,000,000 shares of preferred stock, par value $.0001 per share. As of the date hereof, (i) 12,500,000 shares of Secure Common Stock are issued and outstanding and no shares of preferred stock are issued and outstanding, and (ii) 37,500,000 shares of Secure Common Stock are authorized but unissued (of which 12,075,000 are reserved for the exercise of the warrants set forth in Section 3.2(c) below). Except as set forth herein or in Section 3.2(b) below, no shares of capital stock or other voting securities of Secure are issued, reserved for issuance or outstanding. All outstanding shares of Secure Common Stock are duly authorized, validly issued, fully paid and non-assessable and not subject to or issued in violation of any purchase option, right of first refusal, preemptive right, subscription right or any similar right under any provision of the General Corporation Law of the State of Delaware (the “DGCL”), the Secure Organization Documents or any contract to which Secure is a party or by which Secure is bound.

(b) Except for warrants issued to Secure’s sponsors to purchase 2,075,000 shares of Secure Common Stock (the “Sponsor Warrants”) and warrants issued to Secure’s public stockholders to purchase 10,000,000 shares of Secure Common Stock (the “Stockholder Warrants”), there are no (i) outstanding options, warrants, puts, calls, convertible securities, preemptive or similar rights, (ii) bonds, debentures, notes or other Indebtedness having general voting rights or that are convertible or exchangeable into securities having such rights, or (iii) subscriptions or other rights, agreements, arrangements, contracts or commitments of any character, relating to the issued or unissued Secure Common Stock or obligating Secure to issue, transfer, deliver or sell or cause to be issued, transferred, delivered, sold or repurchased any options or Secure Common Stock or securities convertible into or exchangeable for such shares, or obligating Secure to grant, extend or enter into any such option, warrant, call, subscription or other right, agreement, arrangement or commitment for such common stock. The Sponsor Warrants and the Stockholder Warrants comprise all of the Secure Warrants. Other than the conversion rights described in the Secure SEC Reports, there are no outstanding obligations of Secure to repurchase, redeem or otherwise acquire any shares of Secure Common Stock, except as set forth in Section 3.2(b) of the Secure Disclosure Schedule.

3.3 Authorization; Binding Agreement. Secure has all requisite corporate power and authority to execute and deliver this Agreement and each other ancillary agreement related hereto to which it is a party, and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement and the consummation by Secure of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of Secure (including the approval by its board of directors), and no other corporate proceedings on the part of Secure are necessary to authorize the execution and delivery of this Agreement and each other ancillary agreement related hereto to which it is a party or to consummate the transactions contemplated hereby and thereby, other than receipt of the Required Secure Vote (as hereafter defined). Notwithstanding anything in this Section 3.3 to the contrary, the affirmative vote of the stockholders of Secure holding at least fifty-one percent (51%) of the issued and outstanding Secure Common Stock and a majority of the issued and outstanding IPO Shares (as defined in Secure’s certificate of incorporation, as amended) present and entitled to vote on the approval and adoption of this Agreement at the Special Meeting (the “Required Secure Vote”) is necessary to approve and adopt this Agreement and to consummate the transactions contemplated hereby, provided, further, that stockholders of Secure holding 3,000,000 or more of the shares of Secure Common Stock sold in Secure’s initial public offering shall not have voted against the transactions contemplated hereunder and exercised their conversion rights under Secure’s certificate of incorporation to convert their shares of Secure Common Stock into a cash payment from the Trust Fund (as hereafter defined). This Agreement has been duly and validly executed and delivered by Secure and (assuming the due authorization, execution and delivery hereof by the Company and the Members) constitutes the legal, valid and binding obligation of Secure enforceable against Secure in accordance with its terms, subject to the Enforceability Exceptions.

3.4 Governmental Approvals. To the knowledge of Secure, no Consent of or with any Governmental Authority on the part of Secure is required to be obtained or made in connection with the execution, delivery or performance by Secure of this Agreement or any ancillary agreement related hereto to which it is a party or the consummation by Secure of the transactions contemplated hereby or thereby other than (a) such filings as contemplated by this Agreement, (b) for applicable requirements of the Securities Act and Exchange Act or any state “blue sky” securities Laws, and the rules and regulations thereunder, including without limitation, the Proxy Statement, (c) pursuant to Antitrust Laws, and (d) where the failure to obtain or make such Consents or to make such filings or notifications would not reasonably be expected to result in a Secure Material Adverse Effect or prevent the consummation of the transactions contemplated by this Agreement.

For purposes of this Agreement, “Secure Material Adverse Effect” shall mean any change or effect that, individually or in the aggregate, has, or would reasonably be expected to have, a material adverse effect upon the assets, liabilities, business, financial condition or operating results of Secure, except any changes or effects after the date hereof directly or indirectly attributable to (a) general political, economic, financial, capital market or industry wide conditions (except to the extent that Secure is affected in a disproportionate manner relative to other companies in the industries in which Secure conducts business), (b) the announcement of the execution of this Agreement, or the pendency of the consummation of the transactions contemplated hereby, (c) any condition described in the Secure Disclosure Schedule, (d) any change in GAAP or the interpretation thereof after the date hereof, (e) the execution by Secure and performance of or compliance by Secure with this Agreement, (f) any failure to meet any financial or other projections, or (g) any breach by the Company or the Member Representative of this Agreement.

3.5 No Violations. To the knowledge of Secure, the execution and delivery by Secure of this Agreement and each other ancillary agreements related hereto and the consummation by Secure of the transactions contemplated hereby and thereby and compliance by Secure with any of the provisions hereof or thereof will not (a) conflict with or violate any provision of the Secure Organization Documents, (b) require any Consent under or result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under, any Secure Material Contract, (c) result (immediately or with the passage of time or otherwise) in the creation or imposition of any Encumbrance (except for Permitted Encumbrances) upon any of the properties, rights or assets of Secure or (d) subject to obtaining the Consents from Governmental Authorities referred to in Section 3.4 hereof, and the waiting periods referred to therein have expired, and any condition precedent to such consent, approval, authorization or waiver has been satisfied, conflict with, contravene or violate in any respect any Law to which Secure or any of their respective assets or properties is subject, except, in the case of clauses (b), (c) and (d) above, for any deviations from the foregoing that would not reasonably be expected to result in a Secure Material Adverse Effect. Notwithstanding anything in this Section 3.5 to the contrary, the Required Secure Vote is necessary to approve and adopt this Agreement and to consummate the transactions contemplated hereby, provided, further, that stockholders of Secure holding 3,000,000 or more of the shares of Secure Common Stock sold in Secure’s initial public offering shall not have voted against the transactions contemplated hereunder and properly exercised their conversion rights under Secure’s certificate of incorporation to convert their shares of Secure Common Stock into a cash payment from the Trust Fund (as hereafter defined). For purposes of this Agreement, the term “Permitted Encumbrances” means (i) Encumbrances for water and sewer charges, Taxes or assessments and similar governmental charges or levies, which either are (A) not delinquent or (B) being contested in good faith and by appropriate proceedings, and adequate reserves have been established on the books with respect thereto, (ii) other Encumbrances imposed by operation of Law (including mechanics’, couriers’, workers’, repairers’, materialmen’s, warehousemen’s, landlord’s and other similar Encumbrances) arising in the ordinary course of business for amounts which are not due and payable and as would not in the aggregate materially adversely affect the value of, or materially adversely interfere with the use of, the property subject thereto, (iii) Encumbrances incurred or deposits made in the ordinary course of business in connection with workers’ compensation, unemployment insurance or other types of social security, (iv) Encumbrances on goods in transit incurred pursuant to documentary letters of credit, in each case arising in the ordinary course of business, (v) title of a lessor under a capital or operating lease and the terms and conditions of a lease creating any leasehold interest, (vi) Encumbrances that will be released prior to or as of the Closing, (vii) Encumbrances arising under this Agreement or any ancillary agreement hereto or created by or through Secure, and (viii) such other imperfections in title as are not, in the aggregate, reasonably likely to have a Secure Material Adverse Effect or a Company Material Adverse Effect, as applicable.

3.6 SEC Filings and Secure Financial Statements.

(a) Secure has filed all forms, reports, schedules, statements and other documents required to be filed or furnished by Secure with the SEC since October 23, 2007 under the Exchange Act or the Securities Act, together with any amendments, restatements or supplements thereto, and will file all such forms, reports, schedules, statements and other documents required to be filed subsequent to the date of this Agreement (the “Additional Secure SEC Reports”). Secure has delivered to the Company copies in the form filed with the SEC of all of the following, except to the extent available in full without redaction on the SEC’s website through EDGAR for at least two (2) days prior to the date of this Agreement: (i) Secure’s Annual Reports on Form 10-K for each fiscal year of Secure beginning with the first year Secure was required to file such a form, (ii) Secure’s Quarterly Reports on Form 10-Q for each fiscal quarter that Secure was required to file a Quarterly Report on Form 10-Q in each of the fiscal years of Secure referred to in clause (i) above, (iii) all proxy statements relating to Secure’s meetings of stockholders (whether annual or special) held, and all information statements relating to stockholder consents, since the beginning of the first fiscal year referred to in clause (i) above, (iv) its Current Reports on Form 8-K filed since the beginning of the first fiscal year referred to in clause (i) above, (v) all other forms, reports, registration statements and other documents (other than preliminary materials if the corresponding definitive materials have been provided to the Company pursuant to this Section 3.6) filed by Secure with the SEC since the beginning of the first fiscal year referred to in clause (i) above (the forms, reports, registration statements and other documents referred to in clauses (i), (ii), (iii), (iv) and (v) above, whether or not available through EDGAR, are, collectively, the “Secure SEC Reports”) and (vi) all certifications and statements required by (x) Rule 13a-14 or 15d-14 under the Exchange Act, or (y) 18 U. S. C. §1350 (Section 906) of the Sarbanes-Oxley Act of 2002 with respect to any report referred to in clause (i) or (ii) above (collectively, the “Certifications”). The Secure SEC Reports were, and the Additional Secure SEC Reports will be, prepared in all material respects in accordance with the requirements of the Securities Act and the Exchange Act, as the case may be, and the rules and regulations thereunder. The Secure SEC Reports did not, and the Additional Secure SEC Reports will not, at the time they were or are filed, as the case may be, with the SEC (except to the extent that information contained in any Secure SEC Report or Additional Secure SEC Report has been or is revised or superseded by a later filed Secure SEC Report or Additional Secure SEC Report) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. The Certifications are each true and correct. Secure maintains disclosure controls and procedures required by Rule 13a-15(e) or 15d-15(e) under the Exchange Act; such controls and procedures are effective to ensure that all material information concerning Secure is made known on a timely basis to the individuals responsible for the preparation of Secure’s filings with the SEC and other public disclosure documents. Each director and executive officer of Secure has filed with the SEC on a timely basis all statements required by Section 16(a) of the Exchange Act and the rules and regulations thereunder since the date of Secure’s formation. As used in this Section 3.6(a), the term “file” shall be broadly construed to include any manner in which a document or information is furnished, supplied or otherwise made available to the SEC.

(b) The financial statements and notes contained or incorporated by reference in the Secure SEC Reports or to be incorporated by reference in the Additional Secure SEC Reports (“Secure Financials”) fairly present, or will fairly present at the time of filing, as the case may be, the financial condition and the results of operations, changes in stockholders’ equity, and cash flow of Secure as at the respective dates of and for the periods referred to in such financial statements, all in accordance with (i) GAAP and (ii) Regulation S-X or Regulation S-K, as applicable, subject, in the case of interim financial statements, to normal recurring year-end adjustments (the effect of which will not, individually or in the aggregate, be materially adverse) and the omission of notes to the extent permitted by Regulation S-X or Regulation S-K, as applicable. Secure has designed and maintains a system of internal controls over financial reporting, as defined in Rules 13a-15(f) and 15d-15(f) of the Exchange Act, sufficient to provide reasonable assurances regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP. No financial statements other than those of Secure are required by GAAP to be included in the consolidated financial statements of Secure. The Secure SEC Reports contain a description of all non-audit services performed by Secure’s auditors for Secure since the date of Secure’s formation and the fees paid for such services; further, all such non-audit services were approved by the audit committee of Secure’s board of directors (the “Secure Board”). Secure has no off-balance sheet arrangements.

(c) Neither Secure nor any manager, director, officer or employee of Secure has received any written complaint, allegation, assertion or claim from any Governmental Authority regarding the accounting or auditing practices, procedures, methodologies or methods of Secure or its internal accounting controls, including any complaint, allegation, assertion or claim that Secure has engaged in questionable accounting or auditing practices. No attorney representing Secure, whether or not employed by Secure has reported evidence of any violation of consumer protection, insurance or securities Laws, breach of fiduciary duty or similar violation by Secure or any of its officers, directors, employees or agents to the Secure Board or any committee thereof or to any director or executive officer of Secure.

3.7 Absence of Undisclosed Liabilities. Except as and to the extent reflected or reserved against in the Secure Financials, to the knowledge of Secure, Secure has not incurred any liabilities or obligations of the type required to be reflected on a balance sheet in accordance with GAAP that is not adequately reflected or reserved on or provided for in the Secure Financials, other than liabilities of the type required to be reflected on a balance sheet in accordance with GAAP that have been incurred in the ordinary course of business consistent with past practice.

3.8 Information Supplied. None of the information supplied or to be supplied by Secure expressly for inclusion or incorporation by reference in the Proxy Statement will, at the time of filing with the SEC and at the time it becomes effective, and at the time of mailing of the Proxy Statement and at the time of the Special Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. The definitive Proxy Statement will, as of the mailing date and as of the date of the Special Meeting, comply as to form in all material respects with the requirements of the Exchange Act and the rules and regulations thereunder. None of the information supplied or to be supplied by Secure in writing expressly for inclusion or incorporation by reference in any of the Ancillary Public Disclosures will, at the time filed with the SEC, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. Notwithstanding the foregoing, Secure makes no representation, warranty or covenant with respect to any information supplied by the Company or the Members expressly for inclusion which is contained in the Proxy Statement or any Ancillary Public Disclosures.

3.9 Absence of Certain Changes.

(a) From the date of formation of Secure through the date hereof, except as set forth in the Secure SEC Reports, Secure has conducted its businesses in the ordinary course of business consistent with past practice and, since such time, there has not occurred any action that would constitute a breach of Section 4.1.

(b) From the date of formation of Secure, except as set forth in the Secure SEC Reports, there has not been any fact, change, effect, occurrence, event, development or state of circumstances that has had or would reasonably be expected to result in a Secure Material Adverse Effect.

3.10 Taxes and Returns.

(a) Except as set forth on Section 3.10(a) of the Secure Disclosure Schedule, Secure has or will have timely filed, or caused to be timely filed, all Returns and has paid, collected or withheld, or caused to be paid, collected or withheld, all material Taxes required to be paid, collected or withheld, other than such Taxes for which adequate reserves, as disclosed in the Secure SEC Reports, have been established in accordance with GAAP. Section 3.10(a) of the Secure Disclosure Schedule sets forth each jurisdiction where Secure files or is required to file a Return. There are no liens with respect to any Taxes upon any of the Secure’s assets, other than (i) Taxes, the payment of which is not yet due, or (ii) Taxes or charges being contested in good faith by appropriate proceedings. Secure does not have any outstanding waivers or extensions of any applicable statute of limitations to assess any material amount of Taxes. There are no outstanding requests by Secure for any extension of time within which to file any Return or within which to pay any Taxes shown to be due on any Return. The Secure Disclosure Schedule lists all Returns filed with respect to Secure. As of the Closing Date, Secure has paid all Taxes due (whether or not such Taxes are shown or required to be shown on any Return).

(b) Secure has not made any change in accounting method or received a ruling from, or signed an agreement with, any taxing authority that would reasonably be expected to result in a Secure Material Adverse Effect following the Closing.

(c) As of the date hereof, Secure is not being audited by any Taxing Authority or has been notified by any Taxing Authority that any such audit is contemplated or pending.

(d) Since its date of incorporation, Secure has not (i) changed any Tax accounting methods, policies or procedures except as required by a change in Law, (ii) made, revoked, or amended any material Tax election, (iii) filed any amended Returns or claim for refund, or (iv) entered into any closing agreement affecting or otherwise settled or compromised any material Tax liability or refund.

(e) As of the Closing Date, Secure will not be delinquent in the payment of any Tax nor, except as set forth in Section 3.10(e) of the Secure Disclosure Schedule, is there any material Tax deficiency outstanding, assessed or, to the knowledge of Secure, proposed against Secure. There are no liens for Taxes upon the assets of Secure, other than for current Taxes not yet due and payable.

(f) There is no action, audit, proceeding (whether administrative or judicial), or other examination of any Return of Secure by any Taxing Authority in progress, pending, or, to the knowledge of Secure, threatened relating to Taxes of Secure.

(g) No adjustment relating to any Returns filed by Secure has been proposed in writing, formally or informally, by any Taxing Authority to Secure or any of the officers and directors thereof.

(h) As of the Closing Date, Secure does not have any liability for any unpaid Taxes which have not been accrued for or reserved on Secure’s balance sheets included in the financial statements contained in the SEC Reports, whether asserted or unasserted, contingent or otherwise, other than any liability for unpaid Taxes that may have accrued since the end of the most recent fiscal year in connection with the operation of the business of Secure in the ordinary course of business.

(i) Secure (A) has never been a member of an affiliated, combined, consolidated, or unity group filing an income Tax Return (other than a group the common parent of which was Secure), (B) is a party to or bound by any Tax sharing or allocation agreement, or (C) is presently liable for the Taxes of any other Person, including, but not limited to: (i) by reason of Treasury Regulations Section 1.1502-6; (ii) as a transferee or successor; or (iii) by contract or indemnity.

(j) Secure will not be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period ending after the Closing Date as a result of any: (i) adjustment pursuant to Section 481 of the Code associated with a change of accounting method that is effective on or before the date of this Agreement; (ii) closing agreement or other agreement with any governmental authority executed on or before the date of this Agreement; (iii) transaction entered into on or before the date of this Agreement and treated under the installment method, long-term contract method, cash method, or open transaction method of accounting; or (iv) election under Section 108(i) of the Code to defer debt discharge income.

(k) Secure has never distributed the stock of another Person in a transaction that was intended to be governed in whole or in part by Section 355 of the Code.

3.11 Employee Benefit Plans. None of Secure or any trade or business (whether or not incorporated) that is treated as a single employer with Secure within the meaning of Section 414(b), (c), (m) or (o) of the Code (a “Secure ERISA Affiliate”) maintains or has any liability in connection with any (i) employee benefit plan (as defined in Section 3(3) of ERISA), (ii) loan to managers, officers or directors other than advances for expense reimbursements incurred in the ordinary course of business; (iii) securities option, securities stock purchase, phantom securities, securities appreciation right, equity-related, supplemental retirement, severance, sabbatical, medical, dental, vision care, disability, employee relocation, cafeteria benefit (Code Section 125) or dependent care (Code Section 129), life insurance or accident insurance plans, programs, agreements or arrangements, (iv) bonus, pension, retirement, profit sharing, savings, deferred compensation or incentive plans, programs, policies, agreements or arrangements, (v) other material fringe, perquisite, or employee benefit plans, programs, policies, agreements or arrangements or (vi) current or former employment, consulting, change of control, retention or executive compensation, termination or severance plans, programs, policies, agreements or arrangements, written or otherwise, as to which material unsatisfied liabilities or obligations (contingent or otherwise) remain for the benefit of, or relating to, any present or former employee, consultant, manager or director. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not (i) result in any payment (including severance, unemployment compensation, golden parachute, bonus or otherwise) becoming due to any director or employee of Secure, (ii) accelerate, forgive indebtedness, vest, distribute, or increase benefits or obligation to fund benefits with respect to any employee or director of Secure, or (iii) result in the acceleration of the time of payment or vesting of any such benefits. None of Secure or any Secure ERISA Affiliate has any liability with respect to any (i) employee pension benefit plan that is subject to Part 3 of Subtitle B of Title I of ERISA, Title IV of ERISA or Section 412 of the Code, (ii) “multiemployer plan” as defined in Section 3(37) of ERISA or (iii) “multiple employer plan” within the meaning of Sections 4063 and 4064 of ERISA or Section 413(c) of the Code.

3.12 Employee Matters. Secure has never had any current or former paid employees. Secure does not have any unsatisfied liability with respect to any current or former unpaid employee.

3.13 Material Contracts.

(a) Except as set forth in the Secure SEC Reports filed prior to the date hereof, there are no written contracts, agreements, leases, mortgages, indentures, notes, bonds, liens, license, permit, franchise, purchase orders, sales orders or other understandings, commitments or obligations (including without limitation outstanding offers or proposals) of any kind to which Secure is a party or by or to which any of the properties or assets of Secure may be bound, subject or affected, which (i) creates or imposes a liability greater than $250,000, (ii) with a term longer than one year that cannot be terminated without payment of a material penalty and upon notice of 60 days or less or (iii) creates any rights with respect to the Secure Common Stock (the “Secure Material Contracts”). Except for the agreements related to the transactions contemplated by this Agreement, all Secure Material Contracts have been filed without redaction on the SEC’s website through EDGAR.

(b) With respect to each Secure Material Contract: (i) the Secure Material Contract is valid and enforceable in all respects against Secure and, to Secure’s knowledge, the other party thereto and is in full force and effect (except as such enforcement may be limited by the Enforceability Exceptions or other than such contracts that have expired by their terms); (ii) to the knowledge of Secure, Secure is not in breach or default in any material respect, and no event has occurred that with the passage of time or giving of notice or both would constitute such a breach or default by Secure, or permit termination or acceleration by the other party, under the Secure Material Contract; (iii) the consummation of the transactions contemplated by the Agreement will not affect the terms, validity or enforceability of the Secure Material Contract against Secure and, to Secure’s knowledge, the other party thereto; and (iv) to Secure’s knowledge, no other party to the Secure Material Contract is in breach or default in any respect, and no event has occurred that with the passage of time or giving of notice or both would constitute such a breach or default by such other party, or permit termination or acceleration by Secure, under any Secure Material Contract except, with respect to each of clauses (i) through (iv), for any deviations from any of the foregoing or that would not reasonably be expected to result in a Secure Material Adverse Effect.

3.14 Litigation. There is no Action pending, or, to the knowledge of Secure, threatened against Secure or any of its respective subsidiaries or any of their respective properties, rights or assets or, any of their respective officers, directors, partners, managers or members (in their capacities as such) that would reasonably be expected to result in a Secure Material Adverse Effect. There is no Order binding against Secure, any of its respective subsidiaries or any of their respective properties, rights or assets or any of their respective officers, directors, partners, managers or members (in their capacities as such) that would prohibit, prevent, enjoin, restrict or alter or delay any of the transactions contemplated by this Agreement, or that would reasonably be expected to result in a Secure Material Adverse Effect. There is no material Action that Secure has pending against other parties.

3.15 Transactions with Affiliates. Other than as set forth in the Secure SEC Reports, there are no contracts or arrangements that are in existence as of the date of this Agreement under which there are any existing or future liabilities or obligations between Secure, on the one hand, and on the other hand, any (i) director, officer, employee or affiliate of either Secure or (ii) record or beneficial owner of more than 5% of the outstanding Secure Common Stock as of the date hereof.

3.16 Trust Fund. As of the date hereof and at the Closing Date, Secure has no less than $79,400,000 invested in United States Government securities or money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act of 1940 in a trust account administered by Continental Stock Transfer & Trust Company (the “Trust Fund”); provided that a portion of the Trust Fund shall be utilized if needed to pay stockholders who elect to have their shares converted to cash in accordance with the Secure Organization Documents.

3.17 Investment Company Act. Secure is not an “investment company” or a person directly or indirectly “controlled” by or acting on behalf of an “investment company”, in each case within the meaning of the Investment Company Act.

3.18 Finders and Investment Bankers. Except as set forth in Section 3.18 of the Secure Disclosure Schedule, no broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of Secure.

3.19 Title to Properties. Secure does not own, leases, sublease or has any other interest in any real property.

3.20 Indebtedness. Except as set forth in the Secure SEC Reports, Secure does not have any Indebtedness.

3.21 NYSE Amex Listing. Secure Common Stock is listed for trading on the NYSE Amex (the “NYSEA”). Except as set forth in the Secure SEC Reports, there is no action or proceeding pending or, to Secure’s knowledge, threatened against Secure by the NYSEA with respect to any intention by such entity to prohibit or terminate the listing of Secure Common Stock on the NYSEA.

3.22 Board Approval. The Secure Board (including any required committee or subgroup of the Secure Board) has, prior to the execution of this Agreement, unanimously (i) declared the advisability of this Agreement and the transactions contemplated hereby, (ii) determined that the transactions contemplated hereunder are in the best interests of the stockholders of Secure, (iii) determined that the fair market value of the Company and Company Subsidiaries is equal to at least eighty percent (80%) of the amount held in the Trust Fund as required by and in accordance with Secure’s certificate of incorporation, (iv) determined that the transactions contemplated by this Agreement constitutes a “Business Combination” as such term is defined in the Secure’s certificate of incorporation, and (v) adopted a resolution setting forth the Charter Amendments (as hereinafter defined) and declaring the advisability of the Charter Amendments. The Board shall recommend to the stockholders of the Company that they adopt and/or approve this Agreement, the Charter Amendments, the Incentive Plan and the amendment of the outstanding warrants as provided in Section 5.5(a).

3.23 Insurance. Section 3.23 of the Secure Disclosure Schedule sets forth a correct and complete list of all material insurance policies issued in favor of Secure, or pursuant to which Secure is a named insured or otherwise a beneficiary. With respect to each such insurance policy, (i) the policy is in full force and effect and all premiums due thereon have been paid and (ii) Secure is not in any material respect, in breach of or default under, and Secure has not taken any action or failed to take any action which, with notice or the lapse of time or both, would constitute such a breach or default, or permit termination or modification of, any such policy.

3.24 Environmental Matters. Except for such matters that are not reasonably likely to result in a Secure Material Adverse Effect: (i) Secure has complied with all applicable Environmental Laws; (ii) Secure is not subject to liability for any Hazardous Substance disposal or contamination on any third party property; (iii) Secure has not manufactured, treated, stored, disposed of, arranged for or permitted the disposal of, generated, handled or released any Hazardous Substance; and (iv) Secure is not subject to any Orders of any Governmental Authority or subject to any indemnity or other agreement with any third Person relating to liability under any Environmental Law or relating to Hazardous Substances.

3.25 Intellectual Property. Except for its corporate names Secure does not own, license or otherwise has any right, title or interest in any Intellectual Property whether or not registered.

3.26 Regulatory Agreements; Permits.

(a) There are no written agreements, memoranda of understanding, commitment letters, or cease and desist orders, to which Secure is a party, on the one hand, and any Governmental Authority is a party or addressee, on the other hand.

(b) Except as disclosed in the Secure SEC Reports, Secure holds all permits, licenses, franchises, grants, authorizations, consents, exceptions, variances, exemptions, orders and other authorizations of Governmental Authorities, certificates, consents and approvals necessary to lawfully conduct its business as presently conducted, and to own, lease and operate its assets and properties (collectively, the “Secure Permits”) all of which have been made available to Company and all of which are in full force and effect, and no suspension or cancellation of any of the Secure Permits is pending or, to the knowledge of Secure, threatened, except where the failure of any Secure Permits to have been in full force and effect, or the suspension or cancellation of any of the Secure Permits, would not reasonably be expected to result in a Secure Material Adverse Effect. Secure is not in violation in any material respect of the terms of any Secure Permit.

3.27 Representations and Warranties. The representations and warranties of Secure included in this Agreement, as modified by the Secure Disclosure Schedules, are true and complete in all material respects and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading, under the circumstance under which they were made. Except for the representations and warranties made by Secure in this Agreement, neither Secure nor any other Person makes any representation or warranty with respect to Secure or their respective business, operations, assets, liabilities, condition (financial or otherwise) or prospects, notwithstanding the delivery or disclosure to the Company or any of its affiliates or representatives of any documentation, forecasts, projections or other information with respect to any one or more of the foregoing.

3.28 Takeover Statutes

To the extent applicable, the Secure Board has taken all necessary action, including, without limitation, the approval of this Agreement, the Operating Agreement, the Voting Agreement, and the other transactions contemplated by this Agreement, the Operating Agreement and the Voting Agreement, to ensure that the restrictions on business combinations contained in Section 203 of the DGCL will not apply to the this Agreement, the Operating Agreement, the Voting Agreement or the other transactions contemplated by this Agreement, the Operating Agreement and the Voting Agreement.

ARTICLE IV
COVENANTS

4.1 Conduct of Business of the Company and of Secure.

(a) Unless the other Parties hereto shall otherwise consent in writing (such consent not to be unreasonably withheld, conditioned or delayed), during the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement in accordance with Section 7.1 or the Closing (the “Executory Period”), except as expressly contemplated by this Agreement or as set forth on Section 4.1(a) of the Company Disclosure Schedule with respect to the Company, (i) the Company (and the Company Subsidiaries) and Secure shall conduct their respective business, in all material respects in the ordinary course of business consistent with past practice and (ii) the Company (and the Company Subsidiaries) and Secure shall use their respective commercially reasonable efforts consistent with the foregoing to preserve intact, in all material respects, their respective business organization, to keep available the services of their respective managers, directors, officers, Key Employees and consultants, to maintain, in all material respects, existing relationships with all Persons with whom they do significant business (including, with respect to the Company, the Company Subsidiaries), and to preserve the possession, control and condition of their respective assets (including, with respect to the Company, the Company Subsidiaries).

(b) Without limiting the generality of the foregoing clause (a), during the Executory Period, none of the Company, any of the Company Subsidiaries, or Secure will (except as contemplated by the terms of this Agreement or as set forth on Section 4.1(b) of the Company Disclosure Schedule (or except as such action is in the ordinary course of business consistent with past practice in all material respects) with respect to the Company or Company Subsidiaries or Section 4.1(b) of the Secure Disclosure Schedule with respect to Secure), without the prior written consent of the other Parties (such consent not to be unreasonably withheld, conditioned or delayed):

(i) amend, waive or otherwise change, in any respect, any of its respective Charter Documents;

(ii) other than in connection with any transactions that are entered into in the normal course of the Company’s real estate activities, authorize for issuance, issue, grant, sell, pledge, dispose of or propose to issue, grant, sell, pledge or dispose of any of its capital stock (and with respect to the Company, any membership interests), or any options, warrants, commitments, subscriptions or rights of any kind to acquire or sell any of its capital stock (and with respect to the Company, any membership interests), or other securities or equity interests, including any securities convertible into or exchangeable for any of its capital stock (and with respect to the Company, any membership interests) or equity interest of any class and any other equity-based awards, or engage in any hedging transaction with a third Person with respect to such capital stock (and with respect to the Company, any membership interests) or other securities or equity interests;

(iii) split, combine, recapitalize or reclassify any of its equity interests or issue any other securities in respect thereof, or declare, pay or set aside any distribution or other dividend (whether in cash, equity or property or any combination thereof) in respect of its equity interests, or directly or indirectly redeem, purchase or otherwise acquire or offer to acquire any of its capital equity or other securities or equity interests, provided, however, the Company may declare, pay or set aside any distributions in an amount equal to the Company’s accrual for member distributions and Taxes as computed consistently with past practices and presented on the Company Financials dated December 31, 2008;

(iv) incur, create, assume, prepay or otherwise become liable for any Indebtedness (directly, contingently or otherwise), make a loan or advance to or investment in any third party, or guarantee or endorse any indebtedness, liability or obligation of any Person;

(v) increase the wages, salaries or compensation of any of its Key Employees by more than Five percent (5%), or increase bonuses for the foregoing individuals in excess of Five percent (5%), or make commitments to advance with respect to bonuses for fiscal year 2009 or 2010, or materially increase other benefits of any of the foregoing individuals, or enter into, establish, materially amend or terminate any Company Benefit Plan with, for or in respect of any current consultant, officer, manager director or employee, in each case other than as required by applicable Law or pursuant to the terms of any Company Benefit Plan in effect on the date of this Agreement;

(vi) make or rescind any material election relating to Taxes, settle any claim, action, suit, litigation, proceeding, arbitration, investigation, audit or controversy relating to Taxes, file any amended Return or claim for refund, make any change in its accounting or Tax policies or procedures, or take any action outside the ordinary course of business whose effect would be to materially increase present or future Tax liability or to materially decrease present or future Tax assets, in each case except as required by applicable Law or in compliance with GAAP;

(vii) transfer or license to any Person or otherwise extend, materially amend or modify, permit to lapse or fail to preserve any of the Company Intellectual Property or Licensed Intellectual Property, other than nonexclusive licenses in the ordinary course of business consistent with past practice, or disclose to any Person who has not entered into a confidentiality agreement any trade secrets;

(viii) terminate or waive or assign any material right under any Company Material Contract or any Lease or enter into any contract (A) involving amounts potentially exceeding $250,000 or (B) that would be a Company Material Contract or (C) with a term longer than one year that cannot be terminated without payment of a material penalty and upon notice of 60 days or less;

(ix) fail to maintain its books, accounts and records in all material respects in the ordinary course of business consistent with past practice;

(x) enter into any new line of business;

(xi) fail to use commercially reasonable efforts to keep in force insurance policies or replacement or revised policies providing insurance coverage with respect to the assets, operations and activities of the Company and the Company Subsidiaries in an amount and scope of coverage as are currently in effect;

(xii) other than with respect to unaudited financial statements which are prepared using modified GAAP and Adjusted EBITDA, revalue any of its material assets or make any change in accounting methods, principles or practices, except in compliance with GAAP and approved by the Company’s outside auditors;

(xiii) waive, release, assign, settle or compromise any claim, action or proceeding (including any suit, action, claim, proceeding or investigation relating to this Agreement or the transactions contemplated hereby), other than waivers, releases, assignments, settlements or compromises that involve only the payment of monetary damages (and not the imposition of equitable relief on, or the admission of wrongdoing by, the Company or any of the Company Subsidiaries) not in excess of $100,000 individually or in the aggregate, or otherwise pay, discharge or satisfy any claims, liabilities or obligations, unless such amount has been reserved in the Company Financials as of the date hereof;

(xiv) close or materially reduce the Company’s or any Company Subsidiary’s activities, or effect any layoff or other Company-initiated personnel reduction or change, at any of the Company’s or any Company Subsidiary’s facilities;

(xv) acquire, including by merger, consolidation, acquisition of stock or assets, or any other form of business combination, any corporation, partnership, limited liability company, other business organization or any division thereof, or any material amount of assets;

(xvi) make capital expenditures in excess of $2,000,000;

(xvii) adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization, except for the currently proposed transaction by the Company relating to the acquisition of certain assets and the assumption of certain liabilities of Private Escapes Holdings, LLC, a Delaware limited liability company (“Private Escapes”), on terms and conditions substantially similar to and in accordance with those presented to Secure (the “Private Escapes Transaction”).

(xviii) voluntarily incur any material liability or obligation (whether absolute, accrued, contingent or otherwise);

(xix) sell, lease, license, transfer, exchange or swap, mortgage or otherwise pledge or encumber (including securitizations), or otherwise dispose of any material portion of its properties, assets or rights;

(xx) enter into any agreement, understanding or arrangement with respect to the voting of the Membership Interest or the capital equity of any Company Subsidiary;

(xxi) take any action that would reasonably be expected to delay or impair the obtaining of any consents or approvals of any Governmental Authority to be obtained in connection with this Agreement;

(xxii) enter into, amend, waive or terminate (other than terminations in accordance with their terms) any Affiliate Transaction; or

(xxiii) authorize or agree to do any of the foregoing actions.

For purposes of this Agreement, “Charter Documents” means any of the Company Organization Documents, Company Subsidiary Organization Documents or Secure Organization Documents.

(c) It is agreed that, notwithstanding anything to the contrary contained in this Agreement, Secure and its affiliates shall be permitted to, and shall use its commercially reasonable efforts to negotiate and execute agreements related to the repurchase and redemption of, and other similar actions relating to, Secure Common Stock, Secure Warrants and Secure Units.

4.2 Access and Information; Confidentiality.

(a) Between the date of this Agreement and the Closing, each of the Company and the Company Subsidiaries, on the one hand, and Secure, on the other hand, shall give, and shall direct its accountants and legal counsel to give, Secure, on the one hand, and the Company and the Company Subsidiaries, on the other hand, respectively, and its respective Representatives, at reasonable times and upon reasonable intervals and notice, and subject to any confidentiality agreements with third Persons (the existence and scope of which have been disclosed to the other Parties), access to all offices and other facilities and to all employees, properties, contracts, agreements, commitments, books and records, financial and operating data and other information (including Returns, internal working papers, client files, client contracts and director service agreements), of or pertaining to such Party and its subsidiaries, as the requesting Party or its Representatives may reasonably request regarding such Party’s business, assets, liabilities, employees and other aspects (including unaudited quarterly financial statements, including a consolidated quarterly balance sheet and income statement, each as they become available during the Executory Period, a copy of each material report, schedule and other document filed with or received by a Governmental Authority pursuant to the requirements of applicable securities Laws, and independent public accountant’s work papers (subject to the consent or any other conditions required by such accountant, if any)) and instruct such Party’s Representatives to reasonably cooperate with the requesting Party in its investigation; provided that the requesting Party shall conduct any such activities in such a manner as not to interfere unreasonably with the business or operations of such Party providing such information. No information or knowledge obtained by any Party hereto pursuant to this Section 4.2(a) will affect or be deemed to modify any representation or warranty contained herein or the conditions to the obligations of the Parties to consummate the transactions contemplated hereunder.

(b) All information obtained by the Company or any Company Subsidiary, on the one hand, and Secure, on the other hand, pursuant to this Agreement shall be kept confidential in accordance with and subject to the Confidentiality Agreement, dated as of July 2, 2009, between Secure and the Company (the “Confidentiality Agreement”). The Parties further acknowledge and agree that the existence and terms of this Agreement are strictly confidential and that they and their respective officers, managers, directors, employees, accountants, consultants, legal counsel, financial advisors, agents or other representatives (collectively, the “Representatives”) shall not disclose to the public or to any third Person the existence or terms of this Agreement other than with the express prior written consent of the other Parties, except as may be required by applicable Law or at the request of any Governmental Authority having jurisdiction over such Party or any of its Representatives, control persons or affiliates (including, without limitation, and rules or regulations of the SEC or the Financial Industry Regulatory Authority), or as may be required to defend any action brought against such Person in connection with the transactions contemplated hereby, in each case in accordance with and subject to the Confidentiality Agreement.

4.3 No Solicitation.

(a) For purposes of this Agreement, “Acquisition Proposal” means (other than the transactions contemplated by this Agreement) any inquiry, proposal or offer, or any indication of interest in making an offer or proposal, from any Person or group at any time relating to a merger, reorganization, recapitalization, consolidation, share exchange, business combination or similar transaction, including any single or multi-step transaction or series of related transactions involving any of the Company, the Company Subsidiaries or Secure on the one hand and any third Person on the other hand, or acquisition or purchase of assets of the Company and the Company Subsidiaries or Secure representing 50% or more of such Person’s assets or business. Notwithstanding the provisions of this Section 4.3, the Company may continue to talk, solicit, negotiate, entertain, meet with any third party or have conversations or communications whatsoever with any third party concerning or relating to raising additional sources of capital (whether via debt financing, equity financing or some combination thereof) when such sources are to be used to provide support for the transactions contemplated by this Agreement or to fund working capital and acquisitions currently being undertaken.

(b) Except as provided in Section 4.3(a) above, during the Executory Period, in order to induce the Company and Secure to continue to commit to expend management time and financial resources in furtherance of the transactions contemplated hereby, neither the Company, any Company Subsidiary nor Secure, shall, directly or indirectly, and shall not, directly or indirectly, authorize or permit any of its respective Representatives to, (i) solicit, assist, initiate or facilitate the making, submission or announcement of, or intentionally encourage, any Acquisition Proposal, (ii) furnish any non-public information regarding the Company, any Company Subsidiary, or Secure to any Person or group (other than a Party to this Agreement or their Representatives) in connection with or in response to an Acquisition Proposal, (iii) engage or participate in discussions or negotiations with any Person or group with respect to, or that could be expected to lead to, an Acquisition Proposal, (iv) withdraw, modify or qualify, or propose publicly to withdraw, modify or qualify, in a manner adverse to Secure or the Company, the approval and/or adoption of this Agreement, the Charter Amendments or the transactions contemplated hereunder, the Company’s Management, or Secure Board’s, recommendation that holders of Membership Interest or the Secure’s stockholders, respectively, adopt this Agreement, or the Secure Board’s recommendation that Secure’s stockholders adopt and/or approve the Charter Amendments, (v) approve, endorse or recommend, or publicly propose to approve, endorse or recommend, any Acquisition Proposal, (vi) negotiate or enter into any letter of intent, agreement in principle, acquisition agreement or other similar agreement related to any Acquisition Proposal, or (vii) release any third Person from, or waive any provision of, any confidentiality agreement to which the Company, any Company Subsidiary or Secure is a party (except as permitted pursuant to Section 4.2(a)), except as determined by the Secure Board or the board of managers of the Company, as applicable, reasonably and in good faith, after consultation with its independent financial advisor and its outside legal counsel, that the failure to take such action will result in a breach of its fiduciary obligations to Secure or its stockholders, or the Company or its members, as applicable, under applicable Delaware law. Without limiting the foregoing, each Party agrees that it shall be responsible for the actions of its Representatives that would constitute a violation of the restrictions set forth in this Section 4.3 if done by such Party. Each Party shall promptly inform its Representatives of the obligations undertaken in this Section 4.3.

(c) Each Party shall notify the other Party hereto as promptly as practicable (and in any event within 48 hours) orally and in writing of the receipt by such Party or any of its Representatives of (i) any bona fide inquiries, proposals or offers, requests for information or requests for discussions or negotiations regarding or constituting any Acquisition Proposal or any bona fide inquiries, proposals or offers, requests for information or requests for discussions or negotiations that could be expected to result in an Acquisition Proposal, and (ii) any request for non-public information relating to such Party, specifying in each case the material terms and conditions thereof (including a copy thereof if in writing or a written summary thereof if verbal) and the identity of the party making such inquiry, proposal, offer or request for information. Each Party shall keep the other Party hereto promptly informed of the status of any such inquiries, proposals, offers or requests for information. During the Executory Period, each Party shall immediately cease and cause to be terminated any solicitations, discussions or negotiations with any Person with respect to any Acquisition Proposal and shall direct, and use its reasonable best efforts to cause, its Representatives to cease and terminate any such solicitations, discussions or negotiations.

4.4 Restrictive Covenants.

(A) Each Key Employee covenants that, in consideration of the benefit received from the transactions contemplated by this Agreement, for a period of Thirty (30) months from the Closing Date (the “Non-Compete Period”), he will not, absent Secure’s prior written approval, directly or indirectly, individually or on behalf of any other person or entity, whether as principal, agent, stockholder (other than as the holder of not more than 1% of the combined voting power of the outstanding stock of a public company), officer or director of any corporation or other business entity, or as a trustee, fiduciary or in any other similar representative capacity, solicit any person or entity that engages in (a) providing luxury destination club vacation opportunities or (b) the ownership and/or operation of a business of providing luxury destination club vacation opportunities.

(B) Each Key Employee further covenants that until the conclusion of the Non-Compete Period, such Key Employee will not, directly or indirectly, recruit, solicit or induce, or attempt to recruit, solicit or induce any employee or employees of Secure or its affiliates to terminate their employment with, or otherwise cease their relationship with, Secure.

(C) Each Key Employee further covenants that until the conclusion of the Non-Compete Period, such Key Employee will not, directly or indirectly, solicit, divert or take away, or attempt to solicit, divert or take away, the business or patronage of any of the clients, customers or accounts, or prospective clients, customers or accounts, of Secure or any of its affiliates.

(D) Each Key Employee acknowledges that the restrictions contained in this Section 4.4 are reasonable and necessary to protect the legitimate interests of Secure and constitute a material inducement to Secure to enter into this Agreement and consummate the transactions contemplated hereunder. Each Key Employee acknowledges that any violation of this Section 4.4 will result in irreparable injury to Secure and agrees that Secure shall be entitled to preliminary and permanent injunctive relief, without the necessity of proving actual damages, as well as an equitable accounting of all earnings, profits and other benefits arising from any violation of this Section 4.4, which rights shall be cumulative and in addition to any other rights or remedies to which Secure may be entitled.

In the event that any covenant contained in this Section 4.4 should ever be adjudicated to exceed the time, geographic, product or service, or other limitations permitted by applicable law in any jurisdiction, then any court is expressly empowered to reform such covenant, and such covenant shall be deemed reformed, in such jurisdiction to the maximum time, geographic, product or service, or other limitations permitted by applicable law. The covenants contained in this Section 4.4 and each provision thereof are severable and distinct covenants and provisions. The invalidity or unenforceability of any such covenant or provision as written shall not invalidate or render unenforceable the remaining covenants or provisions hereof, and any such invalidity or unenforceability in any jurisdiction shall not invalidate or render unenforceable such covenant or provision in any other jurisdiction.

4.5 Member Representative.

(a) Appointment of the Representative. By virtue of the adoption of this Agreement and approval of the transactions contemplated hereunder by Ultimate Resort, the Company and the Members, Ultimate Resort, the Company and each Member (regardless of whether or not such Member votes in favor of the adoption of the Agreement and the approval of the transactions contemplated hereby, whether at a meeting or by written consent in lieu thereof) shall be deemed to have appointed, effective from and after the approval of the transactions contemplated by this Agreement, James Tousignant as the Member Representative to act as his, her or its representative and true and lawful attorney-in-fact, with full power of substitution, in such holder’s name and on such holder’s behalf, under this Agreement in the absolute discretion of the Member Representative in accordance with the terms of this Section 4.5. This power of attorney and all authority hereby conferred is irrevocable and shall not be terminated by any act of any such holder, by operation of law, by such holder’s death or disability or by any other event, except as expressly set forth herein. The Member Representative may be replaced upon the affirmative vote of the holders of a majority of the membership interests held by the Members immediately prior to the Effective Time. Any Person or entity appointed to replace a former Member Representative shall execute a statement agreeing to perform the duties set forth in this Agreement. The appointment of a replacement Member Representative shall become effective upon delivery of such statement to Secure.

(b) Authority After the Effective Time. From and after the Effective Time, the Member Representative shall be authorized to: (i) take all actions required by, and exercise all rights granted to, the Member Representative in this Agreement and the Indemnification and Escrow Agreement (as such term is hereafter defined); (ii) receive all notices or other documents given or to be given to the Member Representative by Secure pursuant to this Agreement; (iii) negotiate, undertake, compromise, defend, resolve and settle any suit, proceeding or dispute under this Agreement; (iv) execute and deliver all agreements, certificates and documents required by the Member Representative in connection with the transactions contemplated by this Agreement; (v) engage special counsel, accountants and other advisors and incur such other expenses in connection with any of the transactions contemplated by this Agreement; and (vi) take such other action as is necessary on behalf of the Members in connection with this Agreement and the transactions contemplated by this Agreement, including, without limitation, all such other matters as the Member Representative may deem necessary or appropriate to carry out the intents and purposes of this Agreement and the ancillary documents hereto.

(c) Release from Liability; Indemnification; Authority of Representative. By virtue of the adoption of this Agreement and the approval of the transactions contemplated by this Agreement by the Members, each Member shall be deemed to have (i) released the Member Representative from, and agreed to indemnify the Member Representative against, liability for any action taken or not taken by the Member Representative in its capacity as such Member Representative in excess of the Member Representative’s pro rata portion of any Damages (as such term is hereafter defined), except for the liability of the Member Representative to a Member for loss which such holder may suffer from fraud committed by the Member Representative in carrying out its duties hereunder, and (ii) appointed, as of such approval, the Member Representative as such Member’s true and lawful agent and attorney-in-fact to enter into any agreement in connection with the transactions contemplated by this Agreement, to exercise all or any of the powers, authority and discretion conferred on such Member under any such agreement, to give and receive notices on such Member’s behalf and to be such Member’s exclusive representative with respect to any matter, suit, claim, action or proceeding arising with respect to any transaction contemplated by such agreement, including, without limitation, the defense, settlement or compromise of any claim, action or proceeding for which Secure may be entitled to indemnification. All actions, decisions and instructions of the Member Representative shall be conclusive and binding upon all of the Members.

ARTICLE V
ADDITIONAL COVENANTS OF THE PARTIES

5.1 Notification of Certain Matters. Each of Secure, on one hand, and each of the Company and the Members, on the other hand, shall give prompt notice to the other (and, if in writing, furnish copies of) if any of the following occurs during the Executory Period: (i) there has been a material failure on the part of the Party providing the notice to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder; (ii) receipt of any notice or other communication in writing from any third Person alleging that the Consent of such third Person is or may be required in connection with the transactions contemplated by this Agreement; (iii) receipt of any notice or other communication from any Governmental Authority in connection with the transactions contemplated by this Agreement; (iv) the discovery of any fact or circumstance that, or the occurrence or non-occurrence of any event the occurrence or non-occurrence of which, would reasonably be expected to cause or result in any of the conditions to the transactions contemplated hereby set forth in Article VI not being satisfied or the satisfaction of any of those conditions being materially delayed; or (v) the commencement or threat, in writing, of any Action against any Party or any of its affiliates, or any of their respective properties or assets, or, to the knowledge of the Company or Secure, as applicable, any officer, director, partner, member or manager, in his or her capacity as such, of the Company or Secure, as applicable, or any of their affiliates with respect to the consummation of the transactions contemplated hereby. No such notice to any Party shall constitute an acknowledgement or admission by the Party providing notice regarding whether or not any of the conditions to Closing or to the consummation of the transactions contemplated hereunder have been satisfied or in determining whether or not any of the representations, warranties or covenants contained in this Agreement have been breached. Moreover, no information or knowledge obtained by any Party hereto pursuant to this Section 5.1 will affect or be deemed to modify any representation or warranty contained herein or the conditions to the obligations of the Parties to consummate the transactions contemplated hereby.

5.2 Commercially Reasonable Best Efforts.

(a) Subject to the terms and conditions of this Agreement, prior to the expiration of the Executory Period, each Party shall use commercially reasonable best efforts, and shall cooperate fully with the other Parties, to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable Laws and regulations to consummate the transactions contemplated by this Agreement (including the receipt of all Requisite Regulatory Approvals), and to comply as promptly as practicable with all requirements of Governmental Authorities applicable to the transactions contemplated by this Agreement. In furtherance and not in limitation of the foregoing, to the extent required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and any other Laws that are designed to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade (“Antitrust Laws”), each Party hereto agrees to make any required filing or application under Antitrust Laws, as applicable, with respect to the transactions contemplated hereby as promptly as practicable, to supply as promptly as reasonably practicable any additional information and documentary material that may be requested pursuant to Antitrust Laws and to take all other actions necessary, proper or advisable to cause the expiration or termination of the applicable waiting periods under Antitrust Laws as soon as practicable, including by requesting early termination of the waiting period provided for under the Antitrust Laws. All costs and expenses payable in respect of any filings, applications and other actions taken by any Party hereto pursuant to Antitrust Laws shall be paid by the Company up front and One Hundred percent (100%) of the foregoing costs and expenses shall be reimbursed to the Company by Secure at the Effective Time.

(b) Secure, on the one hand, and the Company, on the other hand, shall, in connection with the efforts referenced in Section 5.2(a) to obtain all requisite approvals and authorizations for the transactions contemplated by this Agreement under any Antitrust Law, use its commercially reasonable efforts to: (i) cooperate in all respects with each other in connection with any filing or submission and in connection with any investigation or other inquiry, including any proceeding initiated by a private Person; (ii) keep the other Party reasonably informed of any communication received by such Party from, or given by such Party to, the Federal Trade Commission (the “FTC”), the Antitrust Division of the Department of Justice (the “DOJ”) or any other U. S. or foreign Governmental Authority and of any communication received or given in connection with any proceeding by a private Person, in each case regarding any of the transactions contemplated hereby; and (iii) permit the other Party and its outside counsel to review any communication given by it to, and consult with each other in advance of any meeting or conference with, the FTC, the DOJ or any other Governmental Authority or, in connection with any proceeding by a private Person, with any other Person, and to the extent permitted by the FTC, the DOJ or such other applicable Governmental Authority or other Person, give the other Party the opportunity to attend and participate in such meetings and conferences.

(c) In furtherance and not in limitation of the covenants of the Parties contained in Section 5.2(a) and Section 5.2(b), if any objections are asserted with respect to the transactions contemplated hereby under any Antitrust Law or any other applicable Law or if any suit is instituted (or threatened to be instituted) by the FTC, the DOJ or any other applicable Governmental Authority or any private Person challenging any of the transactions contemplated hereby as violative of any Antitrust Law or any other applicable Law or which would otherwise prevent, materially impede or materially delay the consummation of the transactions contemplated hereby, Secure and the Company shall use its commercially reasonable best efforts to resolve any such objections or suits so as to permit consummation of the transactions contemplated by this Agreement, including in order to resolve such objections or suits which, in any case if not resolved, could reasonably be expected to prevent, materially impede or materially delay the consummation of the transactions contemplated hereby.

(d) In the event that any administrative or judicial action or proceeding is instituted (or threatened to be instituted) by a Governmental Authority or private Person challenging the transactions contemplated by this Agreement, or any other ancillary agreement contemplated hereby, Secure and the Company shall cooperate in all respects with each other and use its respective commercially reasonable best efforts to contest and resist any such Action or proceeding and to have vacated, lifted, reversed or overturned any decree, judgment, injunction or other Order, whether temporary, preliminary or permanent, that is in effect and that prohibits, prevents or restricts consummation of the transactions contemplated by this Agreement.

(e) Prior to the expiration of the Executory Period, the Company shall use its commercially reasonable efforts to obtain any Consents of third Persons with respect to any Company Material Contract or

Lease as may be necessary or appropriate for the consummation of the transactions contemplated hereby or required by the terms of any contract as a result of the execution, performance or consummation of the transactions contemplated hereby; provided, however, that the Company shall not be required to incur expenses exceeding $25,000 in the aggregate in connection with obtaining Consents with respect to any Company Material Contract or Lease that will be effective and valid prior to the Effective Time; provided, further, that Secure shall, upon the Closing, reimburse the Company for all costs associated with obtaining Consents of third Persons with respect to any Company Material Contract or Lease.

(f) Notwithstanding anything herein to the contrary, neither Secure nor the Company shall be required to agree to any term, condition or modification with respect to obtaining any Consents or Requisite Regulatory Approvals in connection with the consummation of the transactions contemplated by this Agreement that would result in, or would be reasonably likely to result in a Company Material Adverse Effect or a Secure Material Adverse Effect.

5.3 Public Announcements. Secure and the Company agree that no public release or announcement concerning this Agreement or the transactions contemplated hereby shall be issued by either Party or any of their affiliates without the prior written consent of the other Party (which consent shall not be unreasonably withheld, conditioned or delayed), except as such release or announcement may be required by applicable Law or the rules or regulations of any securities exchange, in which case the applicable Party shall use reasonable best efforts to allow the other Party reasonable time to comment on such release or announcement in advance of such issuance; provided, however, that either Secure or the Company may make any public statement in response to specific questions by the press, analysts, investors or those attending industry conferences or financial analyst conference calls, so long as any such statements are not inconsistent with previous public releases or announcements made by Secure or the Company in compliance with this Agreement.

5.4 Option Plan. Secure shall establish an incentive option or other equity plan for the directors, employees and consultants of Secure and their respective affiliates including, without limitation, the Company, in substantially the form attached as Exhibit A (“Incentive Plan”), which includes grant documentation. Secure shall use commercially reasonably efforts to obtain all necessary approval and authorization from the holders of Secure Common Stock for such Incentive Plan including, without limitation, including such Incentive Plan in the Proxy Statement. Such Incentive Plan shall generally provide for a three (3) year vesting period. The number of shares of Secure Common Stock authorized and reserved for issuance under the Incentive Plan shall equal 1,200,000.

5.5 Proxy Statement.

(a) Promptly after the date of this Agreement, Secure shall prepare and file with the SEC the Proxy Statement, for the purpose of, among other things, soliciting proxies from holders of Secure Common Stock to vote, at a meeting of the holders of Secure Common Stock to be called for such purpose (the “Special Meeting”), in favor of, among other things, (i) the adoption of the Incentive Plan, (ii) an amendment of Secure’s certificate of incorporation providing, among other things, for the amendment of the definition of the term, “Business Combination,” as defined therein (the “First Charter Amendment”), (iii) the adoption of this Agreement and the approval of the transactions contemplated hereby, including, without limitation, the transactions contemplated hereunder, (iv) an amendment of Secure’s certificate of incorporation providing for, among other things, the elimination of the text of Article FIFTH thereof in its entirety and to increase the number of authorized shares of Secure Common Stock (the “Second Charter Amendment” and together with the First Charter Amendment, the “Charter Amendments”), (vi) the amendment of all outstanding warrants to purchase Secure Common Stock to have an exercise price of $8.80 per share, a redemption trigger once the price per share reaches $15.05 and a term of four (4) years from Closing, and (vii) an adjournment or postponement proposal.

(b) The Company acknowledges that a substantial portion of the Proxy Statement shall include disclosure regarding the Company and its management, operations and financial condition. Accordingly, the Company agrees to promptly provide Secure with the information concerning the Company, its management and operations and financial condition required to be included in the Proxy Statement. The Company shall make its, and cause each Company Subsidiary to make its, managers, directors, officers and employees available to Secure and its counsel in connection with the drafting of the Proxy Statement and responding in a timely manner to comments on the Proxy Statement from the SEC.

(c) Secure, with the assistance of the Company, shall promptly respond to any SEC comments on the Proxy Statement and shall use reasonable best efforts to have the Proxy Statement cleared by the SEC under the Exchange Act as soon after filing as practicable.

(d) Secure shall bear all expenses of the Proxy Statement, including fees and expenses, if any, of legal counsel or other advisors.

(e) Secure shall make all necessary filings with respect to the transactions contemplated hereunder under the Securities Act and the Exchange Act and applicable “blue sky” laws and the rules and regulations thereunder.

(f) Secure will advise the Company, promptly after it receives notice thereof, of the time when the Proxy Statement has been cleared by the SEC under the Exchange Act or any supplement or amendment to the Proxy Statement has been filed, or any request by the SEC for amendment of the Proxy Statement or comments thereon and responses thereto or requests by the SEC for additional information. No amendment or supplement to the Proxy Statement shall be filed without the approval of the Company, which approval shall not be unreasonably withheld.

(g) If at any time prior to the Effective Time, any information relating to Secure or the Company, or any of their respective subsidiaries, affiliates, officers or directors, should be discovered by Secure or the Company, as applicable, that should be set forth in an amendment or supplement to the Proxy Statement, so that such documents would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the Party which discovers such information shall promptly notify the other Party hereto and an appropriate amendment or supplement describing such information shall be promptly filed with the SEC and, to the extent required by law, disseminated to the stockholders of the Secure.

5.6 Reservation of Secure Common Stock and Earn-Out Payment. Secure hereby agrees there shall be reserved for issuance and/or delivery such number of shares of Secure Common Stock as shall be required for issuance and delivery in accordance with the terms of the Operating Agreement as well as that amount to be reserved under the Incentive Plan. Secure covenants that it will authorize the number of shares of Secure Common Stock as shall from time to time be sufficient to issue any Secure Common Stock issuable in accordance with the terms of the Operating Agreement and under the Incentive Plan.

5.7 Special Meetings; Mailing of Proxy Statement. As promptly as practicable following the execution of this Agreement, Secure, acting through the Secure Board, shall, in accordance with applicable Law:

(a) duly call, give notice of, convene and hold the Special Meeting for the purposes described in Section 5.5. Except as otherwise expressly permitted by Section 4.3(b), Secure shall (i) use reasonable best efforts to solicit the approval and/or adoption of this Agreement or the Charter Amendments by the stockholders of Secure and (ii) include in the Proxy Statement (a) the Secure Board’s declaration of the advisability of this Agreement and the Charter Amendments and its recommendation to the stockholders of Secure that they approve and/or adopt this Agreement, the Charter Amendments and the transactions contemplated hereunder and (b) all other requests or approvals necessary to consummate the transactions contemplated by this Agreement, including, without limitation, the proposals set forth in Section 5.5 (other than those with regarding adjournment or postponement of the Special Meeting). Notwithstanding the foregoing, Secure may adjourn or postpone the Special Meeting as and to the extent permitted by applicable Law provided such adjournment or postponement is consistent with this Agreement; and

(b) promptly transmit any amendment or supplement to its stockholders, if at any time prior to the Special Meeting there shall be discovered any information that should be set forth in an amendment or supplement to the Proxy Statement.

5.8 [Intentionally deleted].

5.9 Directors and Officers of Secure. Secure and the Company shall take all necessary action so that the board of directors of Secure immediately after the Effective Time shall consist of a total of six (6) members, which shall consist of two (2) members designated by Secure and four (4) members designated by the Company, with a total of four (4) “independent” board members (as defined by the rules and regulations of the SEC and the Nasdaq Stock Market Rules), and that the persons listed on Schedule 5.9 are appointed to the positions of officers of Secure immediately after the Effective Time, to serve in such positions effective immediately after the Effective Time. The Founders (as such term is hereafter defined) and the Members shall enter into a voting agreement (the “Voting Agreement”) pursuant to which they agree to vote for the designees to the board of directors of Secure in accordance with this Section 5.9 through the annual meeting of the stockholders of Secure to be held in 2012.

5.10 Other Actions. Notwithstanding anything to the contrary in Section 5.3:

(a) as promptly as practicable after the execution of this Agreement, Secure and the Company shall mutually agree on and issue a press release announcing the execution of this Agreement (the “Signing Press Release”). Immediately after the issuance of the Signing Press Release, Secure shall prepare and file a Current Report on Form 8-K pursuant to the Exchange Act to report the execution of this Agreement, attaching this Agreement and the Signing Press Release thereto (“Signing Form 8-K”), which the Company shall review, comment upon and approve (which approval shall not be unreasonably withheld, conditioned or delayed) prior to filing.

(b) as promptly as practicable after the voting results at the Special Meeting are known, Secure shall prepare a draft Form 8-K announcing such results, and announcing the Closing, if applicable, together with, or incorporating by reference, the financial statements prepared by the Company and its accountant, and such other information that may be required to be disclosed with respect to such results, including the transactions contemplated hereunder, if applicable, in any report or form to be filed with the SEC (“Closing Form 8-K”), which the Company shall review, comment upon and approve (which approval shall not be unreasonably withheld, conditioned or delayed) prior to filing. As promptly as practicable after the voting results at the Special Meeting are known, Secure and the Company shall mutually agree on and issue a press release announcing such voting results and, if applicable, the consummation of the transactions contemplated hereunder (“Closing Press Release”). Concurrently with the Closing, Secure shall distribute the Closing Press Release and shall file the Closing Form 8-K with the SEC.

5.11 Required Information. In connection with the preparation of the Signing Form 8-K, the Signing Press Release, the Proxy Statement/Prospectus, the Closing Form 8-K, the Closing Press Release, or any other report, statement, filing notice or application made by or on behalf of Secure and/or the Company to any Government Authority, the NYSEA or other third Person in connection with the transactions contemplated hereby, and for such other reasonable purposes, the Company and Secure each shall, upon request by the other, furnish the other with all information concerning themselves, their respective directors, officers, managers, members and stockholders and such other matters as may be reasonably necessary or advisable in connection with the transactions contemplated hereunder, or any other report, statement, filing, notice or application made by or on behalf of the Company or Secure to any third party and/or any Governmental Authority in connection with the transactions contemplated hereby.

5.12 Charter Protections; Directors’ and Officers’ Liability Insurance. All rights to indemnification or advancement of expenses for acts or omissions occurring through the Closing Date now existing in favor of the current or former directors and officers of the Company and each Company Subsidiary as provided in the Company’s Organization Documents and Subsidiary Organization Documents or in any agreements providing for indemnification or advancements shall survive the transactions contemplated hereunder and shall continue in full force and effect in accordance with their terms. For a period of six (6) years after the Closing Date, Company shall cause to be maintained in effect the current policies of directors’ and officers’ liability insurance maintained by the Company and each Company Subsidiary, respectively (or policies of at least the same coverage and amounts containing terms and conditions which are no less advantageous), with respect to claims arising from facts and events that occurred prior to the Closing Date, covering the directors and officers of, and each other Person currently covered by such liability insurance, of the Company and each Company Subsidiary.

5.13 Merger. If Secure or any of its successors or permitted assigns (i) consolidates with or merges into any other Person and shall not be the continuing or surviving entity of such consolidation or merger, or (ii) transfers or conveys all or substantially all of its properties and assets to any Person, then, in each such case, to the extent necessary, proper provision shall be made so that the successors and assigns of such Person assume the obligations of such Person pursuant to this Agreement, including, without limitation, the payment of the Earn-Out Payments.

5.14 Derivative Securities. The Company shall use its best efforts to take any and all actions necessary to ensure that all outstanding options, warrants and other derivative securities of the Company or any Company Subsidiary shall have been terminated or exercised prior to Closing.

5.15 Further Assurances. The Company, Ultimate Resort and Secure shall further cooperate with each other and use their respective commercially reasonable best efforts to take or cause to be taken all actions, and do or cause to be done all things, necessary, proper or advisable on their part under this Agreement and applicable Laws to consummate the transactions contemplated by this Agreement as soon as practicable, including preparing and filing as soon as practicable all documentation to effect all necessary notices, reports and other filings and to obtain (in accordance with this Agreement) as soon as practicable all consents, registrations, approvals, permits and authorizations necessary or advisable to be obtained from any third Person and/or any Governmental Authority.

5.16 Founders’ Stock. Certain shares of Secure Common Stock held by the Secure America Acquisition Holdings, LLC, Asa Hutchinson, Philip McNeill, S. Kent Rockwell, Mark Frantz and Brian Griffin (collectively, the “Founders”) shall be transferred to Secure prior to the Effective Time pursuant to the terms of that certain side letter dated as of August 31, 2009, by and among the Founders, Secure and the Company, a copy of which is attached hereto as Exhibit G.

5.17 Certain Activities. The parties understand and agree that Secure may enter into bridge loan arrangements, forward contracts or other mechanics the result of which will be an obligation to buy-back shares of Secure immediately after the Effective Time; provided that such contracts do not require Secure to utilize more than $26 million in cash.

ARTICLE VI
CONDITIONS TO CLOSING

6.1 Conditions to Each Party’s Obligations. The obligations of each Party to consummate the transactions described herein shall be subject to the satisfaction or waiver (where permissible), at or prior to the Closing Date of the following conditions:

(a) Lender and Member Approvals. The Required Company Vote shall have been obtained and the Company shall have received the written consent of the lenders set forth on Schedule 6.1(a) to the transactions contemplated by this Agreement (the “Lender Approvals”).

(b) Stockholder Approval. The (i) Required Secure Vote shall have been obtained in accordance with the DGCL and Secure’s certificate of incorporation, as amended, and the rules and regulations of the NYSEA or the Nasdaq Stock Market, LLC, as applicable, (ii) the stockholders of Secure holding 3,000,000 or more of the shares of Secure Common Stock sold in Secure’s IPO shall not have voted against the transactions contemplated hereunder and exercised their conversion rights under Secure’s certificate of incorporation, as amended, to convert their shares of Secure Common Stock into a cash payment from the Trust Fund, (iii) the Charter Amendments and the Incentive Plan shall have been duly adopted and approved by the stockholders of Secure in accordance with the DGCL and Secure’s certificate of incorporation, as amended, and the rules and regulations of the NYSEA or the Nasdaq Stock Market, LLC, as applicable,, and (iv) and the First Charter Amendment shall have become effective under the DGCL.

(c) Antitrust Laws. The applicable waiting period (and any extension thereof) under any Antitrust Laws shall have expired or been terminated.

(d) Requisite Regulatory Approvals and Consents. All authorizations, approvals and permits required to be obtained from or made with any Governmental Authority in order to consummate the transactions contemplated by this Agreement (the “Requisite Regulatory Approvals”), and all Consents from third Persons that are required in connection with the transactions contemplated by this Agreement, shall have been obtained or made.

(e) No Law. No Governmental Authority shall have enacted, issued, promulgated, enforced or entered any Law (whether temporary, preliminary or permanent) or Order that is then in effect and has the effect of making the transactions contemplated hereunder illegal or otherwise preventing or prohibiting consummation of the transactions contemplated hereunder.

(f) Operating Agreement. Secure, the Company and the Members shall have duly executed and delivered the Operating Agreement.

(g) Series A Preferred Voting Stock. A certificate of designation with respect to the Series A Preferred Voting Stock (as defined in the Operating Agreement) shall have been duly adopted by the Secure Board in accordance with the DGCL and Secure’s certificate of incorporation, as amended, and shall have become effective under the DGCL.

(h) Voting Agreement. The Members shall have duly executed and delivered the Voting Agreement in the form attached hereto as Exhibit C.

(i) Registration Rights Agreement. The Registration Rights Agreement, in the form attached hereto as Exhibit D, shall have been duly executed and delivered.

(j) Indemnification and Escrow Agreement. The Indemnification and Escrow Agreement, in the form attached as Exhibit E (the “Indemnification and Escrow Agreement”), shall have been duly executed and delivered.

(k) Resignations. All resignations from the directors and managers of Secure and the Company, respectively, as would be necessary to achieve the board compositions required by the Voting Agreement and the Operating Agreement, respectively.

(l) Consummation of the Company Transactions. The Company Transactions shall have been consummated.

6.2 Conditions to Obligations of Secure. The obligations of Secure to consummate the transactions contemplated by this Agreement are subject to the satisfaction or waiver by Secure, at or prior to the Effective Time, of the following additional conditions:

(a) Representations and Warranties. Each of the representations and warranties of the Company set forth in this Agreement shall be true and correct in all material respects, and with respect to representations and warranties qualified by materiality or Company Material Adverse Effect qualifiers true and correct in all respects, as of the date of this Agreement and as of the Closing Date as though made as of the Closing Date, except to the extent that such representations and warranties refer specifically to an earlier date, in which case such representations and warranties shall have been true and correct as of such earlier date.

(b) Agreements and Covenants. The Company and the Members shall have performed in all material respects all of their respective material obligations and complied with all of their respective material agreements and covenants to be performed or complied with by them under this Agreement at or prior to the Closing Date.

(c) No Litigation. No action, suit or proceeding shall be pending or threatened before any Governmental Authority which is reasonably likely to (i) prevent consummation of any of the transactions contemplated by this Agreement or (ii) cause any of the transactions contemplated by this Agreement to be rescinded following consummation.

(d) Officer Certificate. The Company shall have delivered to Secure a certificate, dated the Closing Date, signed by the chief executive officer or chief financial officer of the Company, certifying in such capacity as to the satisfaction of the conditions specified in Sections 6.2(a), 6.2(b), 6.2(c) and 6.2(f).

(e) Secretary’s Certificate. The Company shall have delivered to Secure a true copy of the resolutions of the board of managers of the Company and Ultimate Resort authorizing the execution of this Agreement and the consummation of the transactions contemplated herein, certified by the Secretary or similar officer of the Company and Ultimate Resort, as applicable.

(f) Company Material Adverse Effect. No Company Material Adverse Effect shall have occurred since the date of this Agreement.

(g) Employment Agreements. Secure shall have received employment agreements from James M. Tousignant, Phillip Callaghan, and Richard Keith, in form and substance mutually acceptable to each of such Persons (the “Employment Agreements”).

(h) Legal Opinion. Secure shall have received an opinion of the Company’s counsel, Greenberg Traurig, LLP, which opinion shall have reasonable qualifications, assumptions and exceptions and shall be limited to opinions on the authorization of the Company and Ultimate Resort and the enforceability of this Agreement and the documents related hereto against the Company and Ultimate Resort, and in a form reasonably acceptable to Secure’s counsel, and dated as of the Closing Date.

(i) Proposed Transaction. The Private Escapes Transaction shall have been consummated on terms and conditions substantially similar to and in accordance with those presented to Secure.

(j) Underwriting Commissions. Secure shall have delivered the duly executed letter agreement, in the form attached hereto as Exhibit F, pursuant to which the deferred underwriters’ discount and commissions payable pursuant to that certain Underwriting Agreement entered into between Secure and SunTrust Robinson Humphrey, as representative of itself and the several underwriters referenced therein, dated as of October 23, 2009, shall have been reduced to the amounts set forth in such letter agreement.

(k) Warrants. Each outstanding warrant to purchase Secure Common Stock shall be amended to have an exercise price of $8.80, a redemption trigger once the price per share reaches $15.05 and a term of four (4) years from Closing.

(l) Company Derivative Securities. All Company and Company Subsidiary outstanding options, warrants and other derivative securities shall have been terminated or exercised.

(m) Orlando Lease. Secure shall receive, to its sole satisfaction, verification from an independent third party that the terms of the lease by and between the Company and La Mirada Plaza, LLC, a Florida limited liability company, are fair, reasonable and at prevailing market rates for similarly situated properties in the Orlando metropolitan area.

6.3 Conditions to Obligations of the Company. The obligations of the Company to consummate the transactions contemplated hereunder are subject to the satisfaction or waiver by the Company, at or prior to the Closing Date, of the following additional conditions:

(a) Representations and Warranties. Each of the representations and warranties of Secure set forth in this Agreement shall be true and correct in all material respects, and with respect to representations and warranties qualified by materiality or Secure Material Adverse Effect qualifiers true and correct in all respects, as of the date of this Agreement and as of the Closing Date as though made as of the Closing Date, except to the extent that such representations and warranties refer specifically to an earlier date, in which case such representations and warranties shall have been true and correct as of such earlier date.

(b) Agreements and Covenants. Secure shall have performed, in all material respects, its material obligations and complied with, in all material respects, its material agreements and covenants to be performed or complied with by it under this Agreement at or prior to the Closing Date.

(c) No Litigation. No action, suit or proceeding shall be pending or threatened before any Governmental Authority which is reasonably likely to (i) prevent consummation of any of the transactions contemplated by this Agreement or (ii) cause any of the transactions contemplated by this Agreement to be rescinded following consummation.

(d) Officer Certificate. Secure shall have delivered to the Company a certificate, dated the Closing Date, signed by the chief executive officer or chief financial officer of Secure, certifying in such capacity as to the satisfaction of the conditions specified in Sections 6.3(a), 6.3(b), 6.3(c) and 6.3(f).

(e) Secretary’s Certificate. Secure shall have delivered to the Company a true copy of the resolutions of the Secure Board authorizing the execution of this Agreement and the consummation of the transactions contemplated herein, certified by the Secretary of Secure, or a similar officer.

(f) Secure Material Adverse Effect. No Secure Material Adverse Effect shall have occurred since the date of this Agreement.

(g) Legal Opinion. The Company shall have received an opinion of Secure’s counsel, Mintz, Levin, Cohn, Ferris, Glovsky & Popeo, P.C., which opinion shall have reasonable qualifications, assumptions and exceptions and shall be limited to opinions on the authorization of Secure and the enforceability of this Agreement and the documents related hereto against Secure, and in a form reasonably acceptable to the Company’s counsel, and dated as of the Closing Date.

(h) Special Meeting. The Required Secure Vote shall have been obtained such that those proposals and actions (other those regarding adjournment) described in Section 5.5, including the transactions contemplated hereunder, shall have been adopted in accordance with the DGCL and Secure’s certificate of incorporation, as amended.

6.4 Frustration of Conditions. Neither Secure nor the Company may rely on the failure of any condition set forth in this Article VI to be satisfied if such failure was caused by such Party’s failure to comply with or perform any of its covenants or obligations set forth in this Agreement.

ARTICLE VII
TERMINATION AND ABANDONMENT

7.1 Termination. This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the earlier of Closing, notwithstanding any approval of the matters presented in connection with the transactions contemplated hereunder by the stockholders of Secure or the Members (the date of any such termination, the “Termination Date”), as follows:

(a) by mutual written consent of each of the Company and Secure at any time;

(b) by written notice by either Secure or the Company if the Closing conditions set forth in Section 6.1 have not been satisfied by the Company or Secure, as the case may be (or waived by Secure or the Company as the case may be) by the Closing Date; provided, however, that the right to terminate this Agreement under this Section 7.1(b) shall not be available to Secure or the Company due to failure by Secure, on one hand, or the Company or any Company Subsidiary, on the other hand, to fulfill any obligation under this Agreement;

(c) by written notice by either Secure or the Company, if any Governmental Authority shall have enacted, issued, promulgated, enforced or entered any Order or Law that is, in each case, then in effect and is final and non-appealable and has the effect of permanently restraining, enjoining or otherwise preventing or prohibiting the transactions contemplated by this Agreement; provided, however, that the right to terminate this Agreement under this Section 7.1(c) shall not be available to any Party whose failure to fulfill any obligation under this Agreement has been the cause of, or resulted in, any such Order or Law to have been enacted, issued, promulgated, enforced or entered;

(d) by written notice by Secure, if there has been a material breach by the Company of any of its representations, warranties, material covenants or material agreements contained in this Agreement that would result in a failure of a condition set forth in Section 6.2 (a “Terminating Company Breach”); provided, however, that if such Terminating Company Breach is curable by the Company prior to the Closing Date, then Secure may not terminate this Agreement under this Section 7.1(d) for twenty (20) calendar days after delivery of written notice from Secure to Company of such Terminating Company Breach, provided Company continues to exercise commercially reasonable best efforts to cure such breach (it being understood that Secure may not terminate this Agreement pursuant to this Section 7.1(d)

if it shall have materially breached this Agreement or if such Terminating Company Breach by the Company is cured during such twenty (20) calendar day period);

(e) by written notice by the Company, if there has been a material breach by Secure of any of its representations, warranties, material covenants or material agreements contained in this Agreement that would result in a failure of a condition set forth in Section 6.3 (a “Terminating Secure Breach”); provided, however, that if such Terminating Secure Breach is curable by Secure prior to the Closing Date, then Company may not terminate this Agreement under this Section 7.1(e) for twenty (20) calendar days after delivery of written notice from Company to Secure of such Terminating Secure Breach, provided Secure continues to exercise commercially reasonable best efforts to cure such Terminating Secure Breach (it being understood that the Company may not terminate this Agreement pursuant to this Section 7.1(e) if it shall have materially breached this Agreement or if such Terminating Secure Breach by the Secure is cured during such twenty (20) calendar day period);

(f) by written notice by either Secure or Company, if, at the Special Meeting (including any adjournment or postponement thereof at which this Agreement is voted upon), the Required Secure Vote is not obtained, the Charter Amendments are not adopted in accordance with the DGCL and Secure’s certificate of incorporation, as amended, and the rules and regulations of the NYSEA or the Nasdaq Stock Market, LLC, as applicable, or if the Required Company Vote or Lender Approvals are not obtained; provided, however, that the right to terminate this Agreement under this Section 7.1(f) shall not be available to Secure where the failure to obtain the Required Secure Vote or the adoption of the Charter Amendments as aforesaid shall have resulted from Secure’s breach of this Agreement; and provided, further, that the right to terminate this Agreement under this Section 7.1(f) shall not be available to the Company where the failure to obtain the Lender Approvals shall have resulted from the Company’s breach of this Agreement;

(g) by written notice by Secure if the Closing conditions set forth in Section 6.2 have not been satisfied by the Company (or waived by Secure) by the Closing Date; provided, however, that the right to terminate this Agreement under this Section 7.1(g) shall not be available to Secure if Secure is in material breach of any representation, warranty or covenant contained in this Agreement; or

(h) by written notice by Company if the Closing conditions set forth in Section 6.3 have not been satisfied by Secure (or waived by Company) by the Closing Date; provided, howeve, that the right to terminate this Agreement under this Section 7.1(h) shall not be available to Company if Company is in material breach of any representation, warranty or covenant contained in this Agreement.

7.2 Effect of Termination. In the event of the termination of this Agreement pursuant to Section 7.1, this Agreement shall forthwith become void (to the fullest extent permitted by applicable law), and there shall be no liability on the part of any Party hereto or any of their respective affiliates or the directors, officers, partners, members, managers, employees, agents or other Representatives of any of them, and all rights and obligations of each Party hereto shall cease, except as set forth in this Section 7.2 and in Section 7.3 and Article VIII. Without limiting the foregoing, Section 4.2(b), this Section 7.2, Section 7.3, Article VIII and Section 9.4 shall survive the termination of this Agreement.

7.3 Fees and Expenses. Except as otherwise set forth in this Agreement, including without limitation Section 5.5(d), all Expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by Secure, unless such transactions have been terminated in accordance with Section 7.1, in which case the Expenses shall be paid by the Party incurring such Expenses. As used in this Agreement, “Expenses” shall include all out-of-pocket expenses (including all fees and expenses of counsel, accountants, investment bankers, financing sources, experts and consultants to a Party hereto and its affiliates) incurred by a Party or on its behalf in connection with or related to the authorization, preparation, negotiation, execution or performance of this Agreement or any ancillary agreement related hereto, the preparation, and filing of the Proxy Statement, the solicitation of the Required Secure Vote and all other matters related to the consummation of the transactions contemplated hereunder.

7.4 Amendment. This Agreement may only be amended pursuant to a written agreement signed by each of the Parties hereto.

7.5 Waiver. At any time prior to the Effective Time, subject to applicable Law, any Party hereto may in its sole discretion (i) extend the time for the performance of any obligation or other act of any other non-affiliated Party hereto, (ii) waive any inaccuracy in the representations and warranties by such other non-affiliated Party contained herein or in any document delivered pursuant hereto and (iii) waive compliance by such other non-affiliated Party with any agreement or condition contained herein. Any such extension or waiver shall be valid only if set forth in an instrument in writing signed by the Party or Parties to be bound thereby. Notwithstanding the foregoing, no failure or delay by the Company or Secure in exercising any right hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise of any other right hereunder.

ARTICLE VIII
TRUST FUND WAIVER

8.1 Trust Fund Waiver. The parties acknowledge and agree that the provisions of this Section 8.1 shall only apply in the event that the Closing does not occur as contemplated herein.

(a) The Company, Ultimate Resort and the Member Representative each acknowledge that Secure is a blank check company formed for the purpose of acquiring one or more businesses or assets (an “Initial Business Combination”). The Company and the Member Representative each further acknowledges that Secure’s sole assets consist of the cash proceeds of the IPO and private placements of its securities, in each case, consummated on October 29, 2007, and that substantially all of those proceeds have been deposited in the Trust Fund for the benefit of Secure, certain of its public stockholders and the underwriters of the IPO. The monies in the Trust Fund may be disbursed only (i) to Secure in limited amounts from time to time, as set forth in the prospectus relating to the IPO, in order to permit Secure to pay its operating expenses; (ii) if Secure completes the transactions contemplated hereunder, which constitutes an Initial Business Combination, then to certain Persons and in certain amounts; and (iii) if Secure fails to complete an Initial Business Combination within the allotted time period and liquidates, subject to the terms of the agreement governing the Trust Fund, to Secure in limited amounts to permit Secure to pay the costs and expenses of its liquidation and dissolution, and then to Secure’s public stockholders (as such term is defined in the agreement governing the Trust Fund). For and in consideration of Secure’s entering into this Agreement, the receipt and sufficiency of which is hereby acknowledged, the Company and the Member Representative, on behalf of his, her or itself and any of their respective managers, directors, officers, affiliates, members, shareholders, trustees or subsidiaries, hereby irrevocably waive any right, title, interest or claim of any kind (any “Claim”) they have or may have in the future in or to any monies in the Trust Fund and agree not to seek recourse against Secure’s directors or officers, the Trust Fund or any funds distributed therefrom, as a result of, or arising out of, any Claims against Secure arising under this Agreement and the other transactions and transaction documents contemplated thereunder.

(b) In the event the Company or the Member Representative commence any action or proceeding based upon, in connection with, relating to or arising out of any matter relating to Secure, which proceeding seeks, in whole or in part, relief against the Trust Fund and/or its assets or the Secure’s public stockholders, whether in the form of money damages or injunctive relief, the prevailing party shall be entitled to recover from the non-prevailing party the associated legal fees and costs in connection with any such action.

ARTICLE IX
MISCELLANEOUS

9.1 Survival. The Confidentiality Agreement and the Company’s and the Member Representative’s waiver set forth in Section 8.1(a), shall survive termination of this Agreement in accordance with Section 7.1.

9.2 Notices. All notices, consents, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered in person, by facsimile or other electronic means, receipt confirmed, or on the next Business Day when sent by reliable overnight courier to the respective Parties at the following addresses (or at such other address for a Party as shall be specified by like notice):

(i) if to the Company and the Members, to:

Ultimate Escapes Holdings, LLC
3501 W. Vine St. Suite 225
Kissimmee, FL 34741
Attn: James M. Tousignant, President
Facsimile: (407) 483-1935

with a copy to (but which shall not constitute notice to the Company or the Members):

Greenberg Traurig LLP
200 Park Avenue
New York, NY 10166
Attn: Alan I. Annex, Esq.
Facsimile: (212) 801-6400

(ii) if to the Member Representative to:

James M. Tousignant
3501 W. Vine St. Suite 225
Kissimmee, FL 34741
Facsimile: (407) 483-1935

with a copy to (but which shall not constitute notice to the Member Representative):

Greenberg Traurig LLP
200 Park Avenue
New York, NY 10166
Attn: Alan I. Annex, Esq.
Facsimile: (212) 801-6400

(iii) if to Secure (before the Closing) to:

Secure America Acquisition Corporation
1005 North Glebe Road, Suite 550
Arlington, VA 22201
Attn: C. Thomas McMillen
Facsimile: (703) 528-0956

Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.

666 Third Avenue
New York, NY 10017
Attn: Kenneth R. Koch, Esq.
Facsimile: (212) 983-3115

9.3 Binding Effect; Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the Parties hereto and their respective successors and permitted assigns. This Agreement shall not be assigned by operation of Law or otherwise without the prior written consent of the other Parties, and any assignment without such consent shall be null and void; provided that no such assignment shall relieve the assigning Party of its obligations hereunder.

9.4 Governing Law; Jurisdiction. This Agreement shall be governed by, construed and enforced in accordance with the Laws of the State of Delaware without regard to the conflict of laws principles thereof. All Actions arising out of or relating to this Agreement shall be heard and determined exclusively in any state or federal court located in Delaware. The Parties hereto hereby (A) submit to the exclusive jurisdiction of any Delaware state or federal court for the purpose of any Action arising out of or relating to this Agreement brought by any Party hereto and (B) irrevocably waive, and agree not to assert by way of motion, defense or otherwise, in any such Action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the Action is brought in an inconvenient forum, that the venue of the Action is improper, or that this Agreement or the transactions contemplated hereby may not be enforced in or by any of the above-named courts. Secure and the Company agree that a final judgment in any Action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law. Secure and the Company irrevocably consents to the service of the summons and complaint and any other process in any other Action or proceeding relating to the transactions contemplated by this Agreement, on behalf of itself or its property, by personal delivery of copies of such process to such Party. Nothing in this Section 9.4 shall affect the right of any Party to serve legal process in any other manner permitted by Law.

9.5 Waiver of Jury Trial. Each of the Parties hereto hereby waives to the fullest extent permitted by applicable Law any right it may have to a trial by jury with respect to any Action directly or indirectly arising out of, under or in connection with this Agreement or the transactions contemplated hereby. Each of the Parties hereto (i) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of any Action, seek to enforce that foregoing waiver and (ii) acknowledges that it and the other Parties hereto have been induced to enter into this Agreement by, among other things, the mutual waivers and certifications in this Section 9.5.

9.6 Counterparts. This Agreement may be executed and delivered (including by facsimile or other electronic transmission) in one or more counterparts, and by the different Parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

9.7 Interpretation. The article and section headings contained in this Agreement are solely for the purpose of reference, are not part of the agreement of the Parties and shall not in any way affect the meaning or interpretation of this Agreement. As used in this Agreement, (i) the term “Person” shall mean and include an individual, a partnership, a joint venture, a corporation, a limited liability company, a trust, an association, an unincorporated organization, a Governmental Authority and any other entity, (ii) unless otherwise specified herein, the term “affiliate,” with respect to any Person, shall mean and include any Person, directly or indirectly, through one or more intermediaries controlling, controlled by or under common control with such Person, (iii) the term “subsidiary” of any specified Person shall mean any corporation a majority of the outstanding voting power of which, or any partnership, joint venture, limited liability company or other entity a majority of the total equity interests of which, is directly or indirectly (either alone or through or together with any other subsidiary) owned by such specified Person, (iv) the term “knowledge,” when used with respect to the Company or Ultimate Resort, shall mean the actual knowledge after reasonable inquiry of the Key Employees, and, when used with respect to Secure, shall mean the actual knowledge of C. Thomas McMillen and James Maurer after reasonable inquiry, and (v) the term “Business Day” means any day on which the principal offices of the SEC in Washington, D.C. are open to accept filings, or, in the case of determining a date when any payment is due, any day on which banks are not required or authorized to close in the State of Delaware. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”. The words “hereof,” “herein,” “hereby” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The Parties have participated jointly in the negotiation and drafting of this Agreement. Consequently, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

9.8 Entire Agreement. This Agreement and the documents or instruments referred to herein, including any exhibits attached hereto and the Disclosure Schedules referred to herein (and including without limitation the Indemnification and Escrow Agreement), which exhibits and Disclosure Schedules are incorporated herein by reference and the Confidentiality Agreement embody the entire agreement and understanding of the Parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, representations, warranties, covenants or undertakings, other than those expressly set forth or referred to herein. This Agreement and such other agreements supersede all prior agreements and the understandings among the Parties with respect to such subject matter.

9.9 Severability. In case any provision in this Agreement shall be held invalid, illegal or unenforceable in a jurisdiction, such provision shall be modified or deleted, as to the jurisdiction involved, only to the extent necessary to render the same valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby nor shall the validity, legality or enforceability of such provision be affected thereby in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereunder be consummated as originally contemplated to the fullest extent possible.

9.10 Specific Performance. The Parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed by the Company or Secure in accordance with their specific terms or were otherwise breached. Accordingly, the Parties further agree that prior to the termination of this Agreement in accordance with Section 7.1, each Party shall be entitled to seek an injunction or restraining order to prevent breaches of this Agreement and to seek to enforce specifically the terms and provisions hereof, this being in addition to any other right or remedy to which such Party may be entitled under this Agreement, at law or in equity.

9.11 Third Parties. Except for the rights of the Indemnitees (as such term is defined in the Indemnification and Escrow Agreement) and the Members set forth in the Indemnification and Escrow Agreement, nothing contained in this Agreement or in any instrument or document executed by any party in connection with the transactions contemplated hereby shall create any rights in, or be deemed to have been executed for the benefit of, any Person that is not a Party hereto or thereto or a successor or permitted assign of such a Party.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, each Party hereto has caused this Contribution Agreement to be signed and delivered by its respective duly authorized officer as of the date first above written.

SECURE AMERICA ACQUISITION CORPORATION

By:	/s/ C. Thomas McMillen Name: C. Thomas McMillen Title: Chief Executive Officer

ULTIMATE ESCAPES HOLDINGS, LLC

By:	/s/ James M. Tousignant Name: James M. Tousignant Title: President and Chief Executive Officer

ULTIMATE RESORT HOLDINGS, LLC

By:	/s/ James M. Tousignant Name: James M. Tousignant Title: President and Chief Executive Officer

MEMBER REPRESENTATIVE:

/s/ James M. Tousignant
James M. Tousignant

ANNEX B

AMENDED AND RESTATED

OPERATING AGREEMENT

OF

ULTIMATE ESCAPES HOLDINGS, LLC

Dated as of October __, 2009

AMENDED AND RESTATED

OPERATING AGREEMENT

OF

ULTIMATE ESCAPES HOLDINGS, LLC

This AMENDED AND RESTATED OPERATING AGREEMENT (the “Agreement”) of Ultimate Escapes Holdings, LLC (the “Company”), dated as of October __, 2009, is entered into by and among the Members listed on the signature pages hereof, Michael C. Doyle, as the Independent Manager (as said term is defined hereinbelow), and James Tousignant and Philip Callaghan, as the Springing Members (as said term is defined hereinbelow). Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in Section 2.1.

RECITALS

WHEREAS, the Certificate of Formation of the Company was filed with the Secretary of State of the State of Delaware on September 7, 2007;

WHEREAS, the Initial Members entered into an Operating Agreement of the Company on September 7, 2007 (as subsequently amended from time to time, the “Original Agreement”); and

WHEREAS, the Members wish to amend and restate the Original Agreement in its entirety in connection with the contribution of the Contribution Property by Secure America Acquisition Corporation, a Delaware corporation (“Secure”), to the Company in exchange for membership interests in the Company, as described in the Contribution Agreement, dated as of September [•], 2009, by and among the Company, Secure and the Member Representative (as may be amended, modified or supplemented, the “Contribution Agreement”), and the other transactions contemplated by the Contribution Agreement (collectively, the “ Transactions”).

AGREEMENT

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I
FORMATION AND CONTINUATION OF THE COMPANY

Section 1.1. Formation and Continuation of the Company. The Company was formed as a limited liability company under the Act by the filing of the Certificate of Formation with the Secretary of State of the State of Delaware on September 7, 2007. The parties hereto agree to continue the Company. The Company shall accomplish all filing, recording, publishing and other acts necessary or appropriate for compliance with all requirements for operation of the Company as a limited liability company under this Agreement and the Act and under all other laws of the State of Delaware and such other jurisdictions in which the Company determines that it may conduct business.

Section 1.2. Name. The name of the Company is “Ultimate Escapes Holdings, LLC,” as such name may be modified from time to time by the Board of Managers as it may deem advisable.

Section 1.3. Business of the Company. The purpose of the Company shall be to engage in any activity and/or business for which limited liability companies may be formed under the Act. In engaging in such activities, the Company shall have the power to do any and all things that are necessary for or convenient or incidental to the accomplishment of its purposes, including all powers granted under the Act.

Section 1.4. Location of Principal Place of Business. The location of the principal place of business of the Company shall be at such location as may be determined by the Board of Managers. In addition, the Company may maintain such other offices as the Board of Managers may deem advisable at any other place or places.

Section 1.5. Registered Agent and Office. The registered agent for the Company shall be [•  ] and the address of the Company’s registered agent and the address of the Company’s registered office in the State of Delaware shall be [•  ] or such other registered agent or registered office as the Board of Managers may designate from time to time.

Section 1.6. Term. The term of the Company commenced on the date of filing of the Certificate of Formation, and shall be perpetual unless the Company is earlier dissolved and terminated in accordance with the provisions of this Agreement.

ARTICLE II
DEFINITIONS

Section 2.1. Definitions. The following terms used in this Agreement shall have the following meanings.

“2010 Earn-out EBITDA” has the meaning set forth in Section 3.6.

“2011 Earn-out EBITDA” has the meaning set forth in Section 3.6.

“Act” means the Delaware Limited Liability Company Act.

“Action” means any private, regulatory or governmental inquiry, action, suit, proceeding, litigation, claim, arbitration or investigation.

“Adjusted Capital Account” means the balance in the Capital Account maintained for each Member as of the end of each Fiscal Year as adjusted under Section 4.2 hereof, and further (i) increased by any amounts which such Member is obligated to restore pursuant to any provision of this Agreement or is treated as being obligated to restore pursuant to Treasury Regulations Section 1.704-1(b)(2)(ii)(c) or is deemed to be obligated to restore pursuant to the penultimate sentences of Treasury Regulations Sections 1.704-2(g)(1) and 1.704-2(i)(5) and (ii) decreased by the items described in Treasury Regulations Sections 1.704-1(b)(2)(ii)(d)(4), 1.704-1(b)(2)(ii)(d)(5), and 1.704-1(b)(2)(ii)(d)(6). The foregoing definition of Adjusted Capital Account is intended to comply with the provisions of Treasury Regulations Section 1.704-1(b)(2)(ii)(d) and shall be interpreted consistently therewith.

“Adjusted EBITDA” has the meaning set forth in Section 3.6.

“Affiliate” of a Person means any other Person controlling, controlled by or under common control with such Person. For the purpose of this definition, the term “control” (including with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, either through the ownership of such Person’s voting stock, by contract or otherwise.

“Agent” means CapitalSource Finance LLC, as Agent for itself and the other lenders under the Basic Documents.

“Agreement” means this Amended and Restated Operating Agreement, as amended, modified or supplemented from time to time in accordance with the terms hereof.

“Bankruptcy” means, with respect to any Person, if such Person (i) makes an assignment for the benefit of creditors, (ii) files a voluntary petition in bankruptcy, (iii) is adjudged a bankrupt or insolvent, or has entered against it an order for relief, in any bankruptcy or insolvency proceedings, (iv) files a petition or answer seeking for itself any reorganization, arrangement, composition, readjustment, liquidation or similar relief under any statute, law or regulation, (v) files an answer or other pleading admitting or failing to contest the material allegations of a petition filed against it in any proceeding of this nature, (vi) seeks, consents to or acquiesces in the appointment of a trustee, receiver or liquidator of the Person or of all or any substantial part of its properties, or (vii) if 120 days after the commencement of any proceeding against the Person seeking reorganization, arrangement, composition, readjustment, liquidation or similar relief under any statute, law or regulation, if the proceeding has not been dismissed, or if within 90 days after the appointment without such Person’s consent or acquiescence of a trustee, receiver or liquidator of such Person or of all or any substantial part of its properties, the appointment is not vacated or stayed, or within 90 days after the expiration of any such stay, the appointment is not vacated. The foregoing definition of “Bankruptcy” is intended to replace and shall supersede and replace the definition of “Bankruptcy” set forth in Sections 18-101(1) and 18-304 of the Act.

“Basic Documents” means the Loan Documents, the Mezz Loan Documents, and all agreements, instruments, documents and certificates contemplated thereby or delivered in connection therewith and/or any amendments, modifications, changes or supplements thereto required under the terms of or contemplated by, or necessary or appropriate to effect the transactions contemplated by the Loan Documents.

“Board of Managers” means the Board of Managers of the Company established pursuant to Section 8.3.

“Business Day” means any day on which the principal offices of the SEC in Washington, D.C. are open to accept filings.

“Capital Account” has the meaning set forth in Section 4.2.

“Capital Contribution” means the amount of cash or the fair market value of property or services contributed to the Company by each Member as the consideration for such Member’s interest in the Company pursuant to Article III. Any reference in the Agreement to the Capital Contribution of a then Member shall include a Capital Contribution previously made by any prior Member with respect to the interest of such then Member in the Company.

“Capital Transaction” means a refinancing, revaluation, sale of all or substantially all of the Company’s assets, or a transaction in contemplation of liquidation.

“Carrying Value” means, with respect to any Company asset, the asset’s adjusted basis for United States federal income tax purposes, except as follows:

(i) the initial Carrying Value of any asset contributed by a Member to the Company shall be the gross fair market value of such asset, as determined by the Board of Managers, at the time of such contribution;

(ii) the Carrying Values of all Company assets may, in the sole discretion of the Board of Managers, be adjusted to equal their respective gross fair market values, as determined by the Board of Managers, as of the following times: (A) the acquisition of an additional interest in the Company by any new or existing Member in exchange for more than a de minimis Capital Contribution; (B) the distribution by the Company to a Member of more than a de minimis amount of Company property as consideration for an interest in the Company; and (C) the liquidation of the Company within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g); and (D) in connection with the grant of an interest in the Company (other than a de minimis interest) as consideration for the provision of services to or for the benefit of the Company by an existing Member acting in a Member capacity or by a new Member acting in a Member capacity or in anticipation of becoming a Member;

(iii) the Carrying Value of any Company asset distributed to any Member shall be the gross fair market value of such asset on the date of distribution, as determined by the Board of Managers; and

(iv) the Carrying Values of Company assets shall be increased (or decreased) to reflect any adjustments to the adjusted basis of such assets pursuant to Code Sections 734(b) or 743(b), but only to the extent that such adjustments are taken into account in determining Capital Accounts pursuant to Treasury Regulations Section 1.704-1(b)(2)(iv)(m) and paragraph (vi) of the definition of Profit and Loss; provided, however, that Carrying Values shall not be adjusted pursuant to this paragraph (iv) to the extent that an adjustment pursuant to paragraph (ii) above is required in connection with a transaction that would otherwise result in an adjustment pursuant to this paragraph (iv).

If the Carrying Value of an asset has been determined or adjusted pursuant to paragraph (ii) or (iv) above, such Carrying Value shall thereafter be adjusted by the Depreciation taken into account with respect to such asset for purposes of computing Profit and Loss.

“Certificate of Formation” means the Certificate of Formation of the Company, as amended, modified or supplemented from time to time.

“Code” means the Internal Revenue Code of 1986, as amended from time to time (or any succeeding law).

“Company” has the meaning set forth in the recitals.

“Contribution Agreement” has the meaning set forth in the recitals.

“Contribution Property” means a minimum of Twenty Million Dollars ($20,000,000) in immediately available funds.

“Control” has the meaning set forth in the definition of “Affiliate.”

“Depreciation” means, for each Fiscal Year, an amount equal to the depreciation, amortization, or other cost recovery deduction allowable for federal income tax purposes with respect to an asset for such Fiscal Year, except that if the Carrying Value of an asset differs from its adjusted basis for federal income tax purposes at the beginning of such Fiscal Year, Depreciation shall be an amount that bears the same ratio to such beginning Carrying Value as the federal income tax depreciation, amortization, or other cost recovery deduction for such Fiscal Year bears to such beginning adjusted tax basis, provided, however, that if the adjusted basis for federal income tax purposes of an asset at the beginning of such Fiscal Year is zero, Depreciation shall be determined with reference to such beginning Carrying Value using any reasonable method selected by the Board of Managers.

“Earn-Out Objection Period” has the meaning set forth in Section 3.6.

“Earn-Out Payment” has the meaning set forth in Section 3.6.

“Earn-Out Statement” has the meaning set forth in Section 3.6.

“Escrow Agent” means SunTrust Banks, Inc., a Georgia corporation.

“Escrow Agreement” means that certain Indemnification and Escrow Agreement of even date herewith by and among Secure, the Company, the Member Representative and the Escrow Agent.

“Escrowed Indemnification Units” has the meaning set forth in Section 3.1.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exchange Closing” has the meaning set forth in Section 10.2.

“Exchange Closing Date” has the meaning set forth in Section 10.3.

“Exchange Consideration” has the meaning set forth in Section 10.1.

“Exchange Rate” has the meaning set forth in Section 10.1.

“Exchange Notice” has the meaning set forth in Section 10.2.

“Exchange Right” has the meaning set forth in Section 10.1.

“Fair Market Value” means the average of the closing price of the Public Company Shares, on the principal exchange on which Public Company Shares are traded during the 30 trading days prior to the date of determination.

“Family Members” means, with respect to any individual, such Person’s spouse, children, siblings, parents and all lineal descendants of such Person’s parents (in each case, natural or adopted).

“Final EBITDA” has the meaning set forth in Section 3.6.

“First Earn-Out” has the meaning set forth in Section 3.6.

“First Target” has the meaning set forth in Section 3.6.

“Fiscal Quarter” means the three-month period ending on March 31, June 30, September 30 and December 31 of each Fiscal Year.

“Fiscal Year” has the meaning set forth in Section 6.4.

“GAAP” means United States generally accepted accounting principles consistently applied as in effect from time to time.

“Governmental Entity” means any court, administrative agency, regulatory body, commission or other governmental authority, board, bureau or instrumentality, domestic or foreign and any subdivision thereof.

“HSR Act” has the meaning set forth in Section 10.3.

“Immediate Family” means, with respect to any member (or any constituent upper-tier member who is a natural person) of an Initial Member, a spouse, parents, lineal descendants, the spouse of any lineal descendant, and brothers and sisters (or a trust, all of whose current beneficiaries are Immediate Family members of a member (or any constituent upper-tier member who is a natural person) of an Initial Member).

“Indemnified Party” has the meaning set forth in Section 8.8.

“Indemnity Guaranty” means, collectively, the Tousignant Guaranty and the Keith Guaranty.

“Independent Accountant” has the meaning set forth in Section 3.6.

“Independent Manager” means a natural person who, for the five-year period prior to his or her appointment as Independent Manager has not been, and during the continuation of his or her service as Independent Manager is not (i) an employee, director, stockholder, partner, officer attorney or counsel of the Company or any of its Affiliates (other than his or her service as an independent manager or other similar capacity); (ii) a customer, supplier or other person who derives any of its purchases or revenues from its activities with a Member, the Company or any Affiliate of either of them; (iii) a person or other entity controlling or under common control with any such person described above, or (iv) any member of the immediate family of a person described in (i), (ii) or (iii).

“Initial Members” means Ultimate Resort and PE.

“Interest” when used in reference to an interest in the Company, means the entire ownership interest of a Member in the Company at any particular time, including its interest in the capital, profits, losses and distributions of the Company.

“Keith Guaranty” means that certain Amended and Restated Indemnity Guaranty, dated September 15, 2009, executed by Richard Keith in favor of Agent.

“Liens” has the meaning set forth in Section 10.2.

“Liquidator” has the meaning set forth in Section 11.1.

“Loan Agreement” means that certain Consolidated Amended and Restated Loan and Security Agreement, dated September 15, 2009, between the Borrowers (as such term is defined therein), as borrower, and the Agent, as lender.

“Loan Documents” has the meaning given to such term in the Loan Agreement.

“Management Agreement” means the agreement of the Independent Manager in the form attached hereto as Schedule 2.1(a). The Management Agreement shall be deemed incorporated into and a part of this Agreement.

“Material Action” means (i) the consolidation or merger of the Company with or into any other Person or the sale or other disposition of all or substantially all of the Company’s assets; (ii) to institute proceedings to have the Company or any of the UE Holdings Subsidiaries, be adjudicated bankrupt or insolvent, consent to the institution of bankruptcy or insolvency proceedings against the Company or any of the UE Holdings Subsidiaries or file a petition seeking, or consent to, reorganization or relief with respect to the Company or any of the UE Holdings Subsidiaries under any applicable federal or state law relating to bankruptcy, (iii) to directly or indirectly solicit creditors of the Company or any of the UE Holdings Subsidiaries for the purpose of filing or joining in the filing of an involuntary bankruptcy petition against the Company or any of the UE Holdings Subsidiaries; (iv) to file an answer consenting to, or failing to object to or joining in any involuntary petition filed against the Company or the UE Holdings Subsidiaries by any other creditor or other person or entity under the United States Bankruptcy Code or any other federal or state bankruptcy or insolvency law providing for a collective proceeding among the creditors of the Company or any of the UE Holdings Subsidiaries; (v) in any proceeding under the United States Bankruptcy Code or in any other judicial proceeding, the making of an application to a court to declare that all or a portion of the lien of Agent and/or Lenders (as defined in the Loan Agreement) or the obligation of the Company or any of the UE Holdings Subsidiaries to pay principal and interest as specified by the Loan Agreement or other documents in connection therewith is rescinded, set aside, or determined to be void or unenforceable; or making an application of the Company or any of the UE Holdings Subsidiaries to the applicable court, that any of the terms of any of the Loan Documents be modified without Agent’s consent (which consent may be withheld in Agent’s sole discretion); (vi) consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or any of the UE Holdings Subsidiaries or a substantial part of its property, or make any assignment for the benefit of creditors of the Company or any of the UE Holdings Subsidiaries or admit in writing the inability of the Company or any of the UE Holdings Subsidiaries to pay its debts generally as they become due, (vii) take action in furtherance of any such action, or, to the fullest extent permitted by law, dissolve or liquidate the Company or any of the UE Holding Subsidiaries or (viii) any other event listed in Section 1.2 of each Indemnity Guaranty.

“Member” means each of the Persons listed on the signature pages attached hereto, as well as each Substitute Member.

“Member Representative” means the Person designated as such in the Contribution Agreement.

“Mezz Loan Documents” means the “Loan Documents” as defined in the Mezz Second Mortgage Note.

“Mezz Loan” means that certain loan from JDI Ultimate, L.L.C., a Delaware limited liability company, to the UE Holdings Subsidiaries and the entities entering into the Mezz Second Mortgage Note, in the amount of $10,000,000.

“Mezz Second Mortgage Note” means the Second Mortgage Note, dated on or about the date hereof, among the UE Holdings Subsidiaries and the entities entering into the Second Mortgage Note, as borrowers, and JDI Ultimate, L.L.C., as the lender, and Agent, as agent.

“Minimum Quarterly Distributions” has the meaning set forth in Section 5.2.

“Obligations” shall mean the indebtedness, liabilities and obligations of the Company, any of the UE Holdings Subsidiaries, or any Borrower under or in connection with the Basic Documents or any related document in effect as of any date of determination.

“Offered Units” has the meaning set forth in Section 10.1.

“Original Agreement” has the meaning set forth in the recitals.

“Parties” means the Company and the Members, collectively.

“PE” means Private Escapes Holdings, LLC, a Delaware limited liability company.

“PE Contribution Agreement” means that certain Third Amended and Restated Contribution Agreement dated the 21st day of July, 2009 by and between Ultimate Resort, PE and the Company, as may be amended from time to time.

“Percentage Interest” with respect to each Member, means a fraction, expressed as a percentage, the numerator of which is the number of Units held by such Member, and the denominator of which is the aggregate number of all outstanding Units. Each Member’s initial Percentage Interest shall be set forth opposite such Member’s name on Schedule I.

“Permitted Transferee” shall mean (w) any members (or any constituent upper-tier members until you get to a natural person) of the Initial Members; (x) members of the Immediate Familyof any member (or any constituent upper-tier member who is a natural person) of an Initial Member; (y) an entity in which (A) any member of an Initial Member and/or members of the Immediate Family of any member of an Initial Member beneficially own 100% of such entity’s voting and non-voting equity securities, or (B) a member of any Initial Member and/or a member of the Immediate Family of any member of an Initial Member is a general partner and in which such member of an Initial Member and/or members of the Immediate Family of any member of an Initial Member beneficially own 100% of all capital accounts of such entity; and (z) a revocable trust established by any member of an Initial Member during his/her lifetime for the benefit of such member of an Initial Member or for the exclusive benefit of all or any Immediate Family member of any member of an Initial Member.

“Person” means any individual, partnership, limited liability company, association, corporation, trust or other entity.

“Profit or Loss” means, for each Fiscal Year or other period, the taxable income or loss, as the case may be, of the Company for such Fiscal Year or other period, determined in accordance with Code Section 703(a) (for this purpose, all items of income, gain, loss, or deduction required to be stated separately pursuant to Code Section 703(a)(1) shall be included in taxable income or loss), with the following adjustments (without duplication):

(i) Any income of the Company that is exempt from federal income tax and not otherwise taken into account in computing Profit or Loss pursuant to this definition of “Profit” and “Loss” shall be added to such taxable income or loss;

(ii) Any expenditures of the Company described in Code Section 705(a)(2)(B) or treated as Code Section 705(a)(2)(B) expenditures pursuant to Treasury Regulations Section 1.704-1(b)(2)(iv)(i), and not otherwise taken into account in computing Profit or Loss pursuant to this definition of “Profit” and “Loss,” shall be subtracted from such taxable income or loss;

(iii) In the event the Carrying Value of any Company asset is adjusted pursuant to subparagraphs (ii) or (iii) of the definition of “Carrying Value,” the amount of such adjustment shall be treated as an item of gain (if the adjustment increases the Carrying Value of the asset) or an item of loss (if the adjustment decreases the Carrying Value of the asset) from the disposition of such asset and shall be taken into account for purposes of computing Profit or Loss;

(iv) Gain or loss resulting from any disposition of Company property with respect to which gain or loss is recognized for federal income tax purposes shall be computed by reference to the Carrying Value of the property disposed of, notwithstanding that the adjusted tax basis of such property differs from its Carrying Value;

(v) In lieu of the depreciation, amortization, and other cost recovery deductions taken into account in computing such taxable income or loss, there shall be taken into account Depreciation for such Allocation Year, computed in accordance with the definition of Depreciation herein;

(vi) To the extent an adjustment to the adjusted tax basis of any Company asset pursuant to Code Section 734(b) is required, pursuant to Treasury Regulations Section 1.704-1(b)(2)(iv)(m)(4), to be taken into account in determining Capital Accounts as a result of a distribution other than in liquidation of a Member’s interest in the Company, the amount of such adjustment shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis) from the disposition of such asset and shall be taken into account for purposes of computing Profit or Loss; and

(vii) Notwithstanding any other provision of this definition, any items that are specially allocated pursuant to Sections 5.1 (d) through (f) hereof shall not be taken into account in computing Profit or Loss.

“Proposed Exchange Closing Date” has the meaning set forth in Section 10.2.

“Public Company Administration” has the meaning set forth in Section 7.7.

“Public Company Shares” means the common stock of Secure, $0.0001 par value.

“Rating Agency” has the meaning assigned to that term in the Basic Documents.

“Rating Agency Condition” means (i) with respect to any action taken at any time before the loan evidenced and secured by the Basic Documents has been sold or assigned to a securitization trust, that the lender thereunder has consented in writing to such action, and (ii) with respect to any action taken at any time after such loan has been sold or assigned to a securitization trust, that each Rating Agency shall have been given ten (10) days prior notice thereof and that each of the Rating Agencies shall have notified the Company in writing that such action will not result in a reduction or withdrawal of the then current rating by such Rating Agency of any of securities issued by such securitization trust.

“Registration Rights Agreement” has the meaning set forth in Section 9.3.

“Retained Units” has the meaning set forth in Section 3.1.

“SEC” means the United States Securities and Exchange Commission.

“Second Earn-Out” has the meaning set forth in Section 3.6.

“Second Target” has the meaning set forth in Section 3.6.

“Secure” has the meaning set forth in the Recitals.

“Secure Stockholder Meeting” has the meaning set forth in Section 8.3(a).

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Sharing Percentages” has the meaning set forth in Section 3.1.

“Special Member” means, upon such Person’s admission to the Company as a member of the Company pursuant to Section 9.13, a Person acting as a Springing Member, in such Person’s capacity as a member of the Company. A Special Member shall only have the rights and duties expressly set forth in this Agreement.

“Springing Member” means a Person who is not a member of the Company but who has signed this Agreement in order that, upon the conditions described in Section 9.13, such Person can become the Special Member without any delay in order that at all times the Company shall have at least one member.

“Tax Matters Partner” has the meaning set forth in Section 8.7.

“Tax Rate” means the maximum combined federal, state and local tax rate applicable to individuals residing in New York, NY taking into account the character of the income allocated and the deductibility of New York State and New York City taxes for United States federal income tax purposes and the deductibility of New York City taxes for New York State tax purposes, but only if and to the extent that such Member is responsible to pay such taxes.

“Tousignant Guaranty” that certain Amended and Restated Indemnity Guaranty, dated September 15, 2009, executed by James Tousignant in favor of Agent.

“Transactions” has the meaning set forth in the recitals.

“Transfer,” “Transferee” and “Transferor” have the respective meanings set forth in Section 9.1.

“Treasury Regulations” shall mean the regulations promulgated by the U.S. Department of the Treasury under the Code.

“UE Holdings Subsidiaries” means P&J Partners, LLC, a Delaware limited liability company, and UE Holdco, LLC, a Delaware limited liability company.

“Ultimate Resort” means Ultimate Resort Holdings, LLC, a Delaware limited liability company.

“Ultimate Resort Tax Distribution” means the distribution of $3,000,000 by the Company to Ultimate Resort in accordance with Section 5.2(e) hereof.

“Units” has the meaning set forth in Section 3.1.

“Void Transfer” has the meaning set forth in Section 9.2.

Section 2.2. Accounting Terms and Determinations. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all determinations with respect to accounting matters hereunder shall be made, and all financial statements and certificates and reports as to financial matters required to be furnished hereunder shall be prepared, in accordance with GAAP.

ARTICLE III
UNITS; CAPITAL CONTRIBUTIONS

Section 3.1. Units.

(a) Authorized Units. The Interest of the Members in the Company shall be represented by “Units.” The Company shall be authorized to issue up to [20,000,000] Units.

(b) Capital Contributions. Prior to the execution of this Agreement, the Initial Members owned all of the Interests in the Company, and have made Capital Contributions to the Company in the aggregate respective amounts set forth in the books and records of the Company. Upon the execution of this Agreement by the Parties, Secure is contributing the Contribution Property to the Company as a Capital Contribution.

(c) Issuance of Units. Upon the closing of the transactions contemplated by the Contribution Agreement, the Company shall issue to Secure the number of Units set forth on Schedule I hereto in consideration for the Capital Contributions made as of the date hereof. Schedule I also sets forth the number of Units owned by the Initial Members in consideration for the Capital Contributions previously made by them as of the date of this Agreement (the “Retained Units”). The Initial Members may be entitled to receive additional Units in accordance with the provisions of Section 3.6. Pursuant to the Escrow Agreement, 717,884 of the Retained Units are being deposited by the Initial Members (on a pro rata basis in accordance with their respective percentages set forth opposite their names under the heading “Sharing Percentage” on Schedule I (the “Sharing Percentages”)) in the account specified in the Escrow Agreement (the “Escrowed Indemnification Units”).

Section 3.2. Interest on Capital Contributions. No Member shall be entitled to interest on or with respect to any Capital Contribution.

Section 3.3. Withdrawal and Return of Capital Contributions. Except as provided in this Agreement, no Member shall be entitled to withdraw any part of such Member’s Capital Contribution or to receive distributions from the Company.

Section 3.4. Unit Certificates.

(a) Each Unit in the Company shall constitute and shall remain a “security” within the meaning of, and be governed by, (i) Article 8 of the Uniform Commercial Code (including Section 8-102(a)(15) thereof) as in effect from time to time in the State of Delaware, and (ii) Article 8 of the Uniform Commercial Code of any other applicable jurisdiction that now or hereafter substantially includes the 1994 revisions to Article 8 thereof as adopted by the American Law Institute and the National Conference of Commissioners on Uniform State Laws and approved by the American Bar Association on February 14, 1995 and the Company hereby “opts-in” to such provisions for the purpose of the Uniform Commercial Code.

(b) Notwithstanding any provision of this Agreement to the contrary, to the extent any provision of this Agreement is inconsistent with any non-waivable provision of Article 8 of the Uniform Commercial Code as in effect in the State of Delaware, the provisions of Article 8 of the Uniform Commercial Code as in effect in the State of Delaware shall control.

(c) THE TRANSFER OF THE MEMBERSHIP INTERESTS IN THE COMPANY DESCRIBED IN THIS AGREEMENT ARE RESTRICTED AS PROVIDED HEREIN.

(d) Except as otherwise required in connection with Section 3.8 below, subject to Agent’s consent, the Basic Documents, to the fullest extent permitted by applicable law, without any further act, vote or approval of any Member, Director, Officer or any Person, the Company shall issue a new Certificate in place of any Certificate previously issued to the holder of a Unit in the Company represented by such Certificate, as reflected on the books and records of the Company:

(i) makes proof by affidavit, in form and substance satisfactory to the Company, that such previously issued Certificate has been lost, stolen or destroyed;

(ii) requests the issuance of a new Certificate before the Company has notice that such previously issued Certificate has been acquired by a purchaser for value in good faith and without notice of an adverse claim;

(iii) if requested by the Company, delivers to the Company a bond, in form and substance satisfactory to the Company, with such surety or sureties as the Company may direct, to indemnify the Company against any claim that may be made on account of the alleged loss, destruction or theft of the previously issued Certificate; and

(iv) satisfies any other reasonable requirements imposed by the Company.

(e) Except as otherwise provided in Section 3.8 below, subject to Agent’s consent, the Basic Documents and Section 9.4, to the fullest extent permitted by applicable law, upon a Member’s transfer or assignment, in whole or in part, of its Units in the Company represented by a Certificate in accordance with Section 9.1 and/or Section 9.4, the transferee of such Units in the Company shall deliver the Certificate or Certificates representing such Units to the Company for cancellation (executed by such transferee on the reverse side thereof), and the Company shall thereupon issue a new Certificate to such transferee for the percentage of Units in the Company so transferred or assigned and, if applicable, cause to be issued to the transferring or assigning Member a new Certificate for those Units in the Company that were represented by the canceled Certificate and that are not so transferred or assigned.

(f) Units shall be represented by certificates issued by the Company and signed by an authorized designee of the Company and in the form attached hereto as Schedule 3.4(f) (a “Certificate”). The Company may in its discretion imprint any or all certificates representing Units now or hereafter owned by any Member with the following legends, such imprinting to be without prejudice, however, to the rights of such Member at all times to sell or otherwise dispose of all or any part of such Units, subject to the terms of this Agreement or under an exemption from the registration requirement available under the Securities Act:

THE UNITS REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT.

THE UNITS REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO TRANSFER RESTRICTIONS AND OTHER TERMS CONTAINED IN THE AMENDED AND RESTATED OPERATING AGREEMENT OF ULTIMATE ESCAPES HOLDINGS, LLC, DATED AS OF OCTOBER   , 2009, AS SUCH AGREEMENT MAY BE AMENDED FROM TIME TO TIME. A COPY OF SUCH AGREEMENT IS ON FILE AT THE COMPANY’S PRINCIPAL EXECUTIVE OFFICES.

(b) After such time as any of the legends described by Section 3.4(f) are no longer required on any certificate or certificates representing the Units, upon the request of any Member, the Company shall cause such certificate or certificates to be exchanged for a certificate or certificates that do not bear such legends.

(c) The Board of Managers shall have the power and authority to provide that all certificates issued to represent or evidence Units shall bear such other legends as the Board of Managers deems appropriate including, but not limited to, any legends to assure that the Company does not become liable for violations of federal or state securities laws or other applicable law.

Section 3.5. [Intentionally deleted]

Section 3.6. Earn-Out Payment.

(a) Earn-Outs. The Company shall issue to the Initial Members (pro rata in accordance with their Sharing Percentages) up to an aggregate of Seven Million (7,000,000) Units (the “Earn-Out Payment”) upon the Company meeting certain performance targets as follows:

(i) If the Company’s Adjusted EBITDA for the year ending December 31, 2010 or the year ending December 31, 2011 (“2010 Earn-out EBITDA”) is equal to or greater than $27,000,000 (the “First Target”), based on the Company’s audited consolidated financial statements for the year ending December 31, 2010 or the year ending December 31, 2011, as applicable, the Initial Members shall be entitled to receive, in accordance with Section 3.6(c), an aggregate of Three Million (3,000,000) Units (the “First Earn-Out”). In the event that the 2010 Earn-out EBITDA is less than the First Target but greater than $23,000,000, then the Initial Members shall be entitled to receive a corresponding proportionate percentage of the First Earn-Out equal to the Adjusted EBITDA earned for the applicable year in excess of $23,000,000 divided by $4,000,000.

(ii) If the Company’s Adjusted EBITDA for the year ending December 31, 2011 or the year ending December 31, 2012 (“2011 Earn-Out EBITDA”) is equal to or greater than $45,000,000 (the “Second Target”), as set forth in the Company’s audited consolidated financial statements for the year ending December 31, 2011 or the year ending December 31, 2012, as applicable, the Initial Members shall be entitled to receive, in accordance with Section 3.6(c), an aggregate of an additional Four Million (4,000,000) Units (the “Second Earn-Out”). In the event that the 2011 Earn-out EBITDA is less than the Second Target but greater than $32,000,000, then the Initial Members shall be entitled to receive a corresponding proportionate percentage of the Second Earn-Out equal to the Adjusted EBITDA earned for the applicable year in excess of $32,000,000 divided by $13,000,000.

The Parties hereby agree the Earn-Out Payment under this Section 3.6 will not exceed Seven Million (7,000,000) Units in the aggregate. In the event the Company does not achieve any of the targets set forth in this Section 3.6, the Initial Members shall not be entitled to receive any Earn-Out Payment. The Earn-Out Payment, if any, will be allocated among the Initial Members pro rata in accordance with their Sharing Percentages.

(b) Audit. As soon as practicable after the filing of Secure’s Annual Report on Form 10-K for the applicable target period for the Earn-Out Payment, as the case may be, but no later than the thirtieth (30th) day after such filing date, Secure (or its audit committee or accountants) shall prepare and deliver to the Member Representative a statement setting forth in reasonable detail the Adjusted EBITDA achieved by the Company for the applicable target period together with the calculation used to determine the Adjusted EBITDA for the applicable period (the “Earn-Out Statement”). The Earn-Out Statement will be prepared in accordance with this Section 3.6(b). The Member Representative shall have thirty (30) days following its receipt of the Earn-Out Statement (the “Earn-Out Objection Period”) to accept or dispute its accuracy. During the Earn-Out Objection Period, the Member Representative and his accountant shall be permitted to review the pertinent accounting books and records and work papers of the Company used in the preparation of the Earn-Out Statement and the Company shall, and shall cause its independent accountants to, cooperate and assist in the conduct of such audit and review and make available, to the extent reasonably necessary, its personnel. Unless the Member Representative delivers a written objection to Secure on or prior to the expiration of the Earn-Out Objection Period, the Adjusted EBITDA set forth in the Earn-Out Statement shall be deemed to be the final amount of Adjusted EBITDA for such target period (the “Final EBITDA”) and will become final and binding on the Parties. If the Member Representative does object, the written objection must specify the items or calculations with which he takes issue. If the Member Representative objects in accordance with the previous sentence to the Earn-Out Statement delivered in accordance with this Section 3.6(b), Secure and the Member Representative shall, during the 30-day period following such objection, negotiate in good faith to reach agreement on the disputed items or amounts. If Secure and the Member Representative resolve their disagreements in accordance with the foregoing sentence, the Adjusted EBITDA set forth in the Earn-Out Statement with those modifications, if any, to which Secure and the Member Representative shall have agreed shall be deemed to be the Final EBITDA. If, upon completion of such 30-day period, Secure and the Member Representative are unable to reach agreement on all the disputed items, they shall promptly thereafter cause a nationally recognized independent accounting firm mutually agreeable to Secure and the Member Representative (the “Independent Accountant”) to review this Agreement and the disputed items or calculations and all records related thereto for the purpose of preparing the Earn-Out Statement; provided that the Independent Accountant may consider only those items or amounts in the Earn-Out Statement as to which Secure and the Member Representative have disagreed and shall be limited to deciding each such disagreement in an amount which shall be equal to or between the amounts proposed by Secure, on the one hand, and the Member Representative, on the other hand, and no more and no less; provided, further, that the Independent Accountant shall act as an expert and not as an arbitrator. Secure and the Member Representative shall require the Independent Accountant to deliver to them, as promptly as practicable, a report setting forth its calculations. Such report will be final and binding upon the Parties hereto and shall be deemed to be the Final EBITDA. Secure, on the one hand, and the Member Representative (who shall be reimbursed for such costs by the Initial Members pro rata), on the other hand, shall bear the costs of the Independent Accountant proportionately in relation to the amount by which the amounts in dispute differ from the Independent Accountant’s determination of the Final EBITDA.

(c) Set-Off. A portion of the Earn-Out Payment equal to fifteen percent (15%) of the Retained Units (the “Earn-Out Payment Holdback Amount”) is subject to set-off for any claim for Damages that the Secure Indemnified Parties (as defined in the Escrow Agreement) have against the Initial Members in accordance with the terms of the Escrow Agreement, including, without limitation, any Established Claim (as defined in the Escrow Agreement) which is based on a breach of a Fundamental Representation (as defined in the Escrow Agreement) or on fraud or intentional misconduct. This right of set-off is in addition to, and not in lieu of, any rights a Secured Indemnified Party may have against the Escrow Fund (as defined in the Escrow Agreement). The Secure Indemnified Parties acknowledge and agree that with respect to any claims that they may have for Damages under this Agreement, they shall first look to and exhaust the Escrowed Indemnification Units (as defined in the Escrow Agreement) prior to attempting to set-off any amounts from any Earn-Out Payments due to the Initial Members pursuant to this Section 3.6(c) and Section 1(g) of the Escrow Agreement.

(d) Issuance of Earn-Out Payment to Initial Members. The Company shall issue the relevant Earn-Out Payment, if any, to the Initial Members pro rata in accordance with their Sharing Percentages, after the relevant determination of the Final EBITDA for the applicable target period in accordance with Section 3.6(b). The Earn-Out Payment shall be issued by the Company to the Initial Members, to the extent earned and with respect to the applicable target period, within 45 days following determination of the relevant Final EBITDA.

For purposes of this Agreement, “Adjusted EBITDA,” with respect to any period, shall mean, as determined in accordance with GAAP, the difference between revenue (plus the non-refundable portion of the Company’s membership fees to the extent such membership fees are not included in revenue pursuant to GAAP) and expense of the Company and its subsidiaries on a consolidated basis for such period, plus the sum of (i) interest expense, (ii) income tax expense, (iii) depreciation expense and (iv) amortization expense. Adjusted EBITDA, with respect to any period, shall include organic growth and the effect of any acquisitions or dispositions of lines of businesses or other material assets and all member assessments incurred during the period for which Adjusted EBITDA is being calculated, but shall exclude all non-cash compensation related to the Incentive Plan (as such term is defined in the Contribution Agreement).

Section 3.7. Appointment of Committee. Prior to the date hereof, the board of directors of Secure has appointed a committee consisting of one of its then members to act on behalf of Secure to take all necessary actions and make all decisions pursuant to the Escrow Agreement regarding Secure’s right to indemnification pursuant to Section 5.3 of the Contribution Agreement. In the event of a vacancy in such committee, the board of directors of Secure shall appoint as a successor a Person who was a director of Secure prior to the date hereof or some other Person who would qualify as an “independent” director of Secure and who has not had any relationship with the Company prior to the Closing. Such committee is intended to be the “Committee” referred to in Article VII of the Contribution Agreement and the Escrow Agreement.

Section 3.8. Post Closing Reconciliation – PE Contribution Agreement. PE agrees that it shall make additional contributions to the Company in strict accordance with Sections 2.1(b)(1) and 3.3 of the PE Contribution Agreement. In the event that PE fails to pay any amount when due in accordance with Sections 2.1(b)(1) and 3.3 of the PE Contribution Agreement, the Members agree that the Company and/or any Member shall have the right to exercise any right or remedy provided therein, including but not limited to reducing a Member’s Units in the Company.

ARTICLE IV
CAPITAL ACCOUNTS

Section 4.1. General. The Members agree to treat the Company as a partnership and the Members as partners for federal income tax purposes and shall file all tax returns accordingly. Notwithstanding anything to the contrary in this Agreement, for so long as any Member owns any Units (or may receive Units pursuant to the provisions of Section 3.6), the Company shall not take any action to change the Company’s status as a partnership for tax purposes.

Section 4.2. Capital Accounts. The Company shall maintain separate capital accounts (a “Capital Account”) for each Member. Each Member’s initial Capital Account shall be equal to the amount set forth opposite such Member’s name on Schedule I. Capital Accounts shall be maintained in accordance with the following provisions:

(a) Each Member’s Capital Account shall be credited by the amount of such Member’s Capital Contributions and all Profits allocated to such Member pursuant to Section 5.1.

(b) Each Member’s Capital Account shall be debited by the amount of cash and the Carrying Value of any property (net of liabilities that such Member is considered to assume or take subject to) distributed to such Member and any Losses allocated to such Member pursuant to Section 5.1.

(c) The foregoing provisions and the other provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with Treasury Regulations issued under Section 704(b) of the Code and shall be interpreted and applied in a manner consistent with such Treasury Regulations; provided, however, that such maintenance does not have a material adverse effect on the economic interest of the Members. The Board of Managers shall be authorized to make appropriate amendments to the allocations of items pursuant to this Agreement if necessary in order to comply with Section 704 of the Code or applicable Treasury Regulations thereunder.

(d) The Initial Members and Secure agree that the initial Capital Accounts of the Members, and their respective Percentage Interests, will be based on a tentative valuation of the Company's assets. In the event that additional Units are issued pursuant to Section 3.6 as aresult of an Earn-Out Payment the Initial Members and Secure further agree that such issuance shall be treated as a retroactive correction of the valuation of the Company's assets with a corresponding retroactive adjustment to the Capital Accounts of the Initial Members and Secure.

ARTICLE V
ALLOCATIONS AND DISTRIBUTIONS

Section 5.1. Allocation of Profits and Losses.

(a) Except as otherwise provided herein, Profits and Losses, other than from a Capital Transaction, shall be allocated to the Members in accordance with Percentage Interests. In the event that a Member’s Percentage Interest changes during the year, the Board of Managers shall adjust allocations of income, gain, loss, deduction and credit to take account of the varying interests of the Members in any manner consistent with Code Section 706 and the Treasury Regulations thereunder.

(b) Except as otherwise provided herein, Profits and Losses from a Capital Transaction (or in the event of a liquidation of the Company, items thereof) shall be allocated among the Members in a manner so as to cause their Adjusted Capital Accounts to equal as nearly as possible the amount that would be distributed to thee Members on liquidation of the Company if all of the Company's assets were sold for their Carrying Value, liabilities satisfied and the remaining proceeds distributed in accordance with Section 11.2(d).

(c) Notwithstanding any provision of this Section 5.1, no item of deduction or loss shall be allocated to a Member to the extent the allocation would cause a negative balance in such Member’s Adjusted Capital Account. In the event some but not all of the Members would have such Adjusted Capital Account deficits as a consequence of such allocation of loss or deduction, the limitation set forth in this Section 5.1(c) shall be applied on a Member-by-Member basis so as to allocate the maximum permissible deduction or loss to each Member under Section 1.704-1(b)(2)(ii)(d) of the Treasury Regulations. In the event any loss or deduction shall be specially allocated to a Member pursuant to the preceding sentence, an equal amount of income of the Company shall be specially allocated to such Member prior to any allocation pursuant to Section 5.1(a) or Section 5.1(b).

(d) In the event any Member unexpectedly receives any adjustments, allocations, or distributions described in Treasury Regulations Sections 1.704-1(b)(2)(ii)(d)(4), (5) and (6), items of Company income and gain shall be specially allocated to such Member in an amount and manner sufficient to eliminate as quickly as possible any deficit balance in its Adjusted Capital Account; provided, however, that any allocation of income or gain under this sentence shall be required only if and to the extent that such Member would have a deficit balance in such Member’s Adjusted Capital Account after all other allocations provided for in this Agreement have been tentatively made as if this Section 5.1(d) were not contained herein.

(e) For purposes of this Agreement (i) “partner nonrecourse deductions” (as defined in Treasury Regulations Section 1.704-2(i)), if any, of the Company shall be allocated for each period to the Member that bears the economic risk of loss within the meaning of Treasury Regulations Section 1.704-2(i), and (ii) “nonrecourse deductions” (as defined in Treasury Regulations Section 1.704-2(b)), if any, of the Company shall be allocated to the Members in accordance with Percentage Interests.

(f) This Agreement shall be deemed to include “minimum gain chargeback” and “partner nonrecourse debt minimum gain chargeback” provisions within the meaning of Treasury Regulations under Section 704(b) of the Code. Accordingly, notwithstanding any other provision of this Agreement, items of gross income shall be allocated to the Members on a priority basis to the extent and in the manner required by such provisions.

(g) For income tax purposes only, each item of income, gain, loss and deduction of the Company shall be allocated among the Members in the same manner as the corresponding items of Profits and Losses and specially allocated items are allocated for Capital Account purposes; provided, that, in the case of any Company asset the Carrying Value of which differs from its adjusted tax basis for United States federal income tax purposes, income, gain, loss and deduction with respect to such asset shall be allocated solely for income tax purposes in accordance with the principles of Sections 704(b) and (c) of the Code (as determined by the Board of Mangers, but using the “traditional method” as defined under Treasury Regulations Sections 1.704-3(b)) so as to take account of the difference between Carrying Value and adjusted basis of such asset.

(h) All elections, decisions and other matters concerning the allocation of income, gains and losses among the Members, and accounting procedures, not specifically and expressly provided for by the terms of this Agreement, shall be determined by the Board of Managers.

(i) The Board of Managers shall, to the maximum extent possible, and in accordance with Treasury Regulations Section 1.752-3(a)(3), allocate liabilities to the Members listed in Schedule 5.1(i) in an amount equal to not less than the amount set forth on such Schedule with respect to each such Member, as amended from time to time. To the extent that any such allocation of liabilities to any of such Members for any Fiscal Year would be less than the amount set forth on Schedule 5.1(i) with respect to a Member (a “shortfall”), the Board of Managers shall provide notice to such Member not less than sixty (60) days prior to the end of the Fiscal Year, offering such Member the right to enter into one or more guarantees of Company liabilities (including, at the option of the Member, a “bottom dollar guaranty”) in an amount sufficient to satisfy such shortfall.

Section 5.2. Distributions.

(a) Distributions. Except as otherwise provided herein and as further limited by the Basic Documents, all distributions shall be made at such times and in such amounts as the Board of Managers may determine to and among the Members on a pro rata basis in accordance with their respective Percentage Interests.In the event that distributions under Section 5.2(b) or (c) cause aggregate distributions to Members under this Section 5.2 to be other than in accordance with the Percentage Interests of the Members, the Board of Managers shall adjust distributions under this Section 5.2(a) to ensure that aggregate distributions to Members under this Section 5.2 are in accordance with the Percentage Interests of the Members.

(b) Minimum Quarterly Distribution. Notwithstanding Section 5.2(a), with respect to each Fiscal Year of the Company, no later than April 10, June 10, and September 10 of such Fiscal Year and January 10 of the next succeeding Fiscal Year, the Company shall distribute to each Member an amount with respect to each date so that no Member receives less than an amount equal to one quarter of 110% of the product of the Tax Rate and the amount allocated to such Member as the Company’s taxable income for the preceding Fiscal Year (the “Minimum Quarterly Distributions”); provided, however, that with respect to the first and second Fiscal Year of the Company following the date of this agreement, such taxable income shall include the taxable income allocated to any such Member with respect to the predecessor entities. Solely for purposes of calculating Minimum Quarterly Distributions, if a Member is allocated a net taxable loss for federal income tax purposes for any fiscal year of the Company, such net taxable loss shall be offset against, and shall reduce, the net taxable income allocated to such Member in subsequent quarters until such net taxable loss is exhausted.

(c) Tax True Up Distribution. Notwithstanding Section 5.2(a), later than April 10 of each year, the Company shall distribute to each of the Members an amount equal to the excess if any of (i) the product of the Tax Rate and the amount allocated to each such Member as the Company’s taxable income for the preceding Fiscal Year over (ii) the Minimum Quarterly Distributions with respect to such preceding Fiscal Year.

(d) Withholding. The Company shall comply with withholding requirements under federal, state, local and foreign law and shall remit amounts withheld to and file required forms with the applicable jurisdictions. To the extent the Company is required to withhold and pay over any amounts to any authority with respect to distributions or allocations to any Member, the amount withheld shall be deemed to be a distribution to such Member in the amount of the withholding and shall reduce the amount such Member shall otherwise receive under Section 5.2 or Section 11.2(d). Each Member agrees to furnish the Company with any representations and forms as shall reasonably be requested by the Company to assist it in determining the extent of, and in fulfilling, its withholding obligations.

(e) Ultimate Resort Tax Distribution. Within five (5) days of the date that Ultimate Resort exchanges any of its Offered Units for Public Company Shares in accordance with Article X the Company shall distribute to Ultimate Resort the Ultimate Resort Tax Distribution.

ARTICLE VI
BOOKS OF ACCOUNT, REPORTS, FISCAL YEAR

Section 6.1. Books and Records. Proper and complete records and books of account shall be kept by the Company in which shall be entered fully and accurately all transactions and other matters relative to the Company’s business as are usually entered into records and books of account maintained by Persons engaged in businesses of a like character, including the Capital Account established for each Member. The Company books and records shall be maintained in accordance with sound business practices and the requirements of Section 13(b)(2) of the Exchange Act (notwithstanding the fact that the Company is not subject to that section), including the maintenance of an adequate system of internal controls. The books and records shall at all times be maintained at the principal office of the Company and shall be open to the inspection and examination of the Members or their duly authorized representatives for a proper purpose as set forth in Section 18-305 of the Act during reasonable business hours and upon reasonable advance notice at the sole cost and expense of the inspecting or examining Member.

Section 6.2. Annual Tax Reports. Within ninety (90) days after the end of each Fiscal Year, the Company shall send to each Person who was a Member at any time during such Fiscal Year a copy of Schedule K-1 to Internal Revenue Service Form 1065 (or any successor form) indicating such Member’s share of the Company’s income, loss, gain, expense and other items relevant for federal income tax purposes and corresponding analogous state and local tax forms.

Section 6.3. Fiscal Year. The fiscal year of the Company (the “Fiscal Year”) shall be the calendar year; provided, however, that the last Fiscal Year of the Company shall end on the date on which the Company is terminated.

ARTICLE VII
POWERS, RIGHTS AND DUTIES OF THE MEMBERS

Section 7.1. Limitations. Other than as set forth in this Agreement, the Members shall not participate in the management or control of the Company’s business nor shall they transact any business for the Company, nor shall they have the power to act for or bind the Company, said powers being vested solely and exclusively in the Board of Managers.

Section 7.2. Liability. Subject to the provisions of the Act, no Member shall be liable for the repayment, satisfaction or discharge of any Company liability or obligation. No Member shall be personally liable for the return of any portion of the Capital Contributions (or any return thereon) of any other Member.

Section 7.3. No Priority. No Member shall have priority over any other Member as to Company allocations or distributions.

Section 7.4. Admission of Springing Members as Special Members. Upon the occurrence of any event that causes the last remaining Member to cease to be a member of the Company (other than upon continuation of the Company without dissolution upon (i) an assignment by the Member of all of its Units in the Company and the admission of the transferee pursuant to Sections 9.1 or 9.4, or (ii) the resignation of the last remaining Member and the admission of an additional member of the Company), each person executing this Agreement as a Springing Member shall, without any action of any Person and simultaneously with the last remaining Member ceasing to be a member of the Company, automatically be admitted to the Company as a Special Member and shall continue the Company without dissolution. The Company shall at all times have at least two (2) Springing Members. No resignation or removal of a Springing Member, and no appointment of a successor Springing Member, shall be effective unless and until such successor shall have executed a counterpart to this Agreement. In the event of a vacancy in the position of a Springing Member, the Board shall, as soon as practicable, appoint a successor Springing Member to fill such vacancy. By signing this Agreement, each Springing Member agrees that, should such Springing Member become a Special Member, such Springing Member will be subject to and bound by the provisions of this Agreement applicable to a Special Member. No Special Member may resign from the Company or transfer its rights as Special Member unless a successor Special Member has been admitted to the Company as a Special Member by executing a counterpart to this Agreement; provided, however, that the Special Member shall automatically cease to be a member of the Company upon the admission to the Company of a substitute Special Member. Each Special Member shall be a member of the Company but shall have no interest in the profits, losses and capital of the Company and no right to receive any distributions of Company assets. Pursuant to Section 18-301 of the Act, a Special Member shall not be required to make any capital contributions to the Company and shall not receive any Units in the Company. Each Special Member, in its capacity as a Special Member, may not bind the Company. Except as required by any mandatory provision of the Act, each Special Member, in its capacity as a Special Member, shall have no right to vote on, approve or otherwise consent to any action by, or matter relating to, the Company, including, without limitation, the merger, consolidation or conversion of the Company. In order to implement the admission to the Company of each Special Member, each person named in this Agreement as a Springing Member shall execute a counterpart to this Agreement. Prior to its admission to the Company as a Special Member, each Person executing this Agreement as Springing Member shall not be a member of the Company.

ARTICLE VIII
POWERS, RIGHTS AND DUTIES OF THE BOARD OF MANAGERS

Section 8.1. Authority. Subject to the limitations provided in this Agreement and except as specifically contemplated by this Agreement, the Board of Managers shall have exclusive and complete authority and discretion to manage the operations and affairs of the Company and to make all decisions regarding the business of the Company, including, without limitation, any dissolution, winding up, liquidation, consolidation or merger of the Company or sale of all or substantially all of the Company’s assets. Any action authorized by the Board of Managers shall constitute the act of and serve to bind the Company. Persons dealing with the Company are entitled to rely conclusively on the power and authority of the Board of Managers as set forth in this Agreement.

Section 8.2. Powers and Duties of the Board of Managers. Except as otherwise provided in this Agreement and without limiting Section 8.1, the Board of Managers in managing the business of the Company shall have all the rights and powers of the board of directors of a corporation organized under the Delaware General Corporation Law.

Section 8.3. Board of Managers. A Board of Managers shall be established to manage the business and affairs of the Company in accordance with the following terms:

(a) Number and Appointment. The Board of Managers shall consist of the same number of managers as the number of members of Secure’s board of directors from time to time, and each member of Secure’s board of directors shall also, upon appointment to Secure’s board of directors, be simultaneously appointed to serve as a member of the Board of Managers, with no further action required on the part of the Members. As with Secure, the Company’s Board of Managers shall be divided into three classes: Class A, Class B and Class C. The number of managers in each class shall be as nearly equal as possible. The managers in Class A shall be elected for a term expiring at the first annual meeting of stockholders held after the Secure stockholders’ meeting held to approve the transactions contemplated by the Contribution Agreement and this Agreement (the “Secure Stockholder Meeting”), the managers in Class B shall be elected for a term expiring at the second annual meeting of stockholders after the Secure Stockholder Meeting, and the managers in Class C shall be elected for a term expiring at the third annual meeting of stockholders after the Secure Stockholder Meeting. The initial members of the Board of Managers shall be in accordance with Section 5.10 of the Contribution Agreement.

(b) Resignation and Removal. If any member of the Board of Managers ceases to serve on Secure’s board of directors for any reason, such member shall simultaneously cease to serve as a member of the Board of Managers, with no further action required on the part of the Members. Except as set forth in the preceding sentence, no member of the Board of Managers may be removed for any reason. Any manager may resign from the Board of Managers at any time upon written notice to the Company. Any such resignation shall take effect at the time specified therein or, if the time be not specified, upon receipt thereof, and the acceptance of such resignation, unless required by the terms thereof, shall not be necessary to make such resignation effective. If such manager does not also resign from, or does not otherwise cease to serve on, Secure’s board of directors, the Member(s) who designated such person to serve on Secure’s board of directors in accordance with Section 5.10 of the Contribution Agreement shall have the right to designate a member to replace such manager on the Board of Managers.

(c) Meetings. Meetings of the Board of Managers, regular or special, may be held at any place within or without the State of Delaware. Members of the Board of Managers, or of any committee designated by the Board of Managers, may participate in a meeting of the Board of Managers or such committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting by such means shall constitute presence in person at such meeting. The Board of Managers may fix times and places for regular meetings of the Board of Managers and no notice of such meetings need be given. A special meeting of the Board of Managers shall be held whenever called by any manager then in office, at such time and place as shall be specified in the notice or waiver thereof. Notice of each special meeting shall be given by the person calling the meeting to each manager personally or by faxing and telephoning the same not later than the day before such special meeting.

(d) Quorum and Voting. A whole number of managers equal to at least a majorityof the entire Board of Managers, either present or represented by proxy, shall constitute a quorum for the transaction of business, but if there be less than a quorum at any meeting of the Board of Managers, a majority of the managers present may adjourn the meeting from time to time, provided that notice of adjournment and the time and place of the rescheduled meeting shall be given to all of the managers not then in attendance. Except as otherwise provided by this Agreement, the vote of a majority of the managers present at a meeting at which a quorum is present or at an adjourned meeting shall be the act of the Board of Managers.

(e) Proxies. Each manager entitled to vote at a meeting of the Board of Managers may authorize another person or persons to act for him or her by proxy. Each proxy shall be signed by the manager giving such proxy.

(f) Unanimous Written Consent of Managers in Lieu of a Meeting. Any action required or permitted to be taken at any meeting of the Board of Managers may be taken without a meeting if all of the members of the Board of Managers consent thereto in writing.

(g) Expenses; Compensation. The Company shall pay all out-of-pocket expenses incurred by each manager in connection with attending regular and special meetings of the Board of Managers and any committee of the Board of Managers. Members of the Board of Managers shall not be entitled to receive compensation for services to the Company in their capacities as members of the Board of Managers, however, this shall in no way limit the members of the Board of Managers from receiving reasonable compensation in their capacity as members of the board of directors of Secure.

Section 8.4. Officers, Agents and Employees.

(a) Appointment and Term of Office. The Board of Managers may appoint, and may delegate power to appoint, such officers, agents and employees as it may deem necessary or proper, who shall hold their offices or positions for such terms, have such authority and perform such duties as may from time to time be determined by or pursuant to authorization of the Board of Managers. Notwithstanding the foregoing, the persons appointed to serve as officers of Secure pursuant to Section 5.10 of the Contribution Agreement are hereby appointed to the same positions of officers of the Company. Any action taken by an officer of the Company pursuant to authorization of the Board of Managers shall constitute the act of and serve to bind the Company. Persons dealing with the Company are entitled to rely conclusively on authority of such officers set forth in the authorization of the Board of Managers.

(b) Resignation and Removal. Any officer may resign at any time upon written notice to the Company. Any officer, agent or employee of the Company may be removed by the Board of Managers with or without cause at any time. The Board of Managers may delegate such power of removal as to officers, agents and employees not appointed by the Board of Managers.

(c) Compensation. The compensation of the officers of the Company shall be fixed by the Board of Managers or a committee thereof.

Section 8.5. Company Assets. All property owned by the Company, whether real or personal, tangible or intangible, shall be deemed to be owned by the Company as an entity, and no Member, individually, shall have any ownership of such property. Company funds shall be held in the name of the Company, shall not be commingled with those of any other Person and shall be used only for the business of the Company.

Section 8.6. Exculpation. No director, manager, officer, agent or employee of the Company or any Member shall be personally liable for the return of any portion of the Capital Contributions (or any return thereon) of any Member. The return of such Capital Contributions (or any return thereon) shall be made solely from the Company’s assets. No director, officer, agent or employee of the Company or any Member shall be required to pay to the Company or to any Member any deficit in the Capital Account of any Member upon dissolution of the Company or otherwise. No Member shall have the right to demand or receive property other than cash or Public Company Shares for its Units. No director, manager, officer, agent or employee of the Company or any Member shall be liable, responsible or accountable in damages or otherwise to the Company or any Member for any loss incurred as a result of any act or failure to act by such Person on behalf of the

Company unless such loss is finally determined by a court of competent jurisdiction to have resulted solely from such Person’s fraud, gross negligence or willful misconduct.

Section 8.7. Tax Matters Partner. For purposes of Code section 6231(a)(7), the “Tax Matters Partner” shall be James M. Tousignant, acting only at the direction of the Board of Managers. The Tax Matters Partner shall keep the Board of Managers and the other Members fully advised on a current basis of any contacts by or discussions with the revenue authorities, and the Members shall have the right to observe and participate through representatives of their own choosing (at their sole expense) in any tax proceedings. The Tax Matters Partner shall not settle or compromise any issue that adversely affects Members without the consent of such Members, such consent not to be unreasonably withheld. In addition, the Tax Matters Partner shall not extend the statute of limitations as regards any partnership item affecting a Member without such Member’s consent.

Section 8.8. Indemnification of the Board of Managers, Officers and Agents.

(a) The Company shall indemnify and hold harmless the managers and officers of the Company (each, an “Indemnified Party”) from and against any loss, expense, damage or injury suffered or sustained by them, by reason of any claim by or on behalf of a Person other than a Member or the Company relating to any acts, omissions or alleged acts or omissions arising out of their activities on behalf of the Company or in furtherance of the interests of the Company, including but not limited to any judgment, award, settlement, reasonable attorneys’ fees and other costs or expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim if the acts, omissions or alleged acts or omissions upon which such actual or threatened action, proceeding or claims are based were not a result of fraud, gross negligence or willful misconduct by such Indemnified Party. Any indemnification pursuant to this Section 8.8 shall only be from the assets of the Company.

(b) Expenses (including attorneys’ fees) incurred by an Indemnified Party in a civil or criminal action, suit or proceeding, other than by or on behalf of a Member or the Company, shall be paid by the Company in advance of the final disposition of such action, suit or proceeding; provided that if an Indemnified Party is advanced such expenses and it is later determined by a final, non-appealable order of a court of competent jurisdiction that such Indemnified Party was not entitled to indemnification with respect to such action, suit or proceeding, then such Indemnified Party shall reimburse the Company for such advances.

Section 8.9. Limitations on the Company’s Activities – Material Actions.

(a) The Members shall not, so long as any Obligation is outstanding, amend, alter, change or repeal the definitions of “Agent”, “Approval Board”, “Bankruptcy”, Basic Documents”, “Indemnity Guaranty”, “Independent Manager”, “Keith Guaranty”, “Loan Agreement”, “Loan Documents”, “Management Agreement”, “Material Action”, “Mezz Loan Documents”, “Mezz Loan”, “ Mezz Second Mortgage Note”, “Obligations”, “Rating Agency”, “Rating Agency Condition”, “Special Member”, “Springing Member”, “Tousignant Guaranty”, and “UE Holdings Subsidiaries” or Sections 3.3, 5.2(a), 7.4, 8.1, 8.2, 8.9, 9.1, 9.4, 11.1, or Articles XII, XV or XVI of this Agreement (collectively, the “Independent Manager Provisions”) without the unanimous written consent of the Members, the Board of Managers, the Approval Board, and Agent. Subject to this Section 8.9, the Members reserve the right to amend, alter, change or repeal any provisions contained in this Agreement in accordance with Article XII. To the fullest extent permitted by applicable law, in the event of any conflict between any of the Independent Manager Provisions and any other provisions of this or any document governing the formation, management or operation of the Company, the Independent Manager Provisions shall control.

(b) Notwithstanding any other provision of this Agreement and any provision of law that otherwise so empowers the Company, the Members, the Board of Managers, the Officers, or any other Person, for so long as any Obligation remains outstanding, neither the Company nor the Members nor the Board of Managers nor the Officers nor any other Person shall be authorized or empowered, nor shall they permit the Company or any of the UE Holdings Subsidiaries, without the prior unanimous affirmative written consent of (i) the Members, (ii) the Board of Managers and (iii) the Approval Board, to take any Material Action. Provided, however, that the Approval Board may not vote on, or authorize any Material Action, unless the Approval Board includes at least one (1) Independent Manager and such action is taken in accordance with this Agreement.

ARTICLE IX
TRANSFERS OF INTEREST BY MEMBERS

Section 9.1. Transfers by the Initial Members. Except for the pledge of Interests to Agent pursuant to each Assignment of Ownership Interests (as defined in the Loan Agreement), no Initial Member may sell, assign, pledge or in any manner dispose of or create or suffer the creation of a security interest in or any encumbrance (the commission of any such act being referred to as a “Transfer,” any person who effects a Transfer being referred to as a “Transferor” and any person to whom a Transfer is effected being referred to as a “Transferee”) on all or a portion of its Interest in the Company, except for (a) any Transfer that is made in accordance with Article X hereof, and (b) any Transfer to a Permitted Transferee; provided that each Permitted Transferee shall agree in writing that it shall be subject to the terms and conditions of this Agreement. Any Transferee pursuant to this Section 9.1 shall be admitted as a Substitute Member without the requirement for any further approval or formality.

Section 9.2. Effects of Non-Conforming Transfers. With the exception of the Agent’s exercise of its rights in relation to the Interests pledged pursuant to each Assignment of Ownership Interests (as defined in the Loan Agreement), no Transfer of an Interest in the Company shall be effective until such time as all requirements of this Article IX have been satisfied and, if consents, approvals or waivers are required by the Board of Managers or any Member, all of same shall have been confirmed in writing by the Board of Managers or such Member, as applicable. With the exception of the Agent’s exercise of its rights in relation to the Interests pledged pursuant to each Assignment of Ownership Interests (as defined in the Loan Agreement), any Transfer or purported Transfer of an Interest in the Company not made in accordance with this Agreement (a “Void Transfer”) shall be null and void and of no force or effect whatsoever. With the exception of the Agent’s exercise of its rights in relation to the Interests pledged pursuant to each Assignment of Ownership Interests (as defined in the Loan Agreement), any amounts otherwise distributable under Article V or Article XI in respect of an Interest in the Company that has been the subject of a Void Transfer may be withheld by the Company until the Void Transfer has been rescinded, whereupon the amount withheld (after reduction by any damages suffered by the Company attributable to such Void Transfer) shall be distributed without interest.

Section 9.3. Registration Rights Agreement. The Parties acknowledge the entry by the Initial Members and Secure into a separate registration rights agreement on the date hereof (the “Registration Rights Agreement”), pursuant to which Secure has agreed to, on the terms and subject to the conditions set forth in the Registration Rights Agreement, register under the Securities Act any Public Company Shares which the Initial Members may receive upon exchange of their Units for Public Company Shares pursuant to Article X below, including, without limitation, any Units issued pursuant to Section 3.6 of this Agreement that are subsequently exchanged for Public Company Shares.

Section 9.4. Right of Consent to Transfer. So long as any Obligation is outstanding, no Member may assign its interest in the Company, except as permitted under the Basic Documents. Thereafter, except for transfers to a Permitted Transferee, no Member shall sell, assign, exchange, pledge, mortgage, hypothecate or otherwise transfer or encumber its interest in the Company (collectively, a “Transfer”) without the prior written consent of the other Member(s). Any such Transfer shall be void from inception and of no force or effect whatsoever. Notwithstanding the foregoing, any transfer that would cause a technical termination pursuant to Section 708 of the Code will not constitute a Permitted Transfer without the approval of the Board of Managers.

ARTICLE X
EXCHANGE OF UNITS; LOCK-UP

Section 10.1. Grant of Exchange Rights.

(a) Initial Member’s Right. Each Initial Member shall have the right, but not the obligation, exercisable at any time or from time to time (the “Exchange Right”), to exchange with the Company all or a portion of such Initial Member’s Units, including Units issued pursuant to Section 3.6 (such Units tendered, the “Offered Units”), on the terms and subject to the conditions set forth in this Article X.

(b) Company’s Rights Upon Exercise of Exchange Right. Upon exercise of the Exchange Right by an Initial Member, the Company shall exchange such Initial Member’s Offered Units for the following (the “Exchange Consideration”): (A) (I) a number of Public Company Shares, to be issued by Secure, equal to the product of (x) the number of Offered Units and (y) the Exchange Rate (the “Exchange Shares”), and (II) cash, payable by wire transfer of immediately available funds to the applicable Initial Member, in the amount of all dividends and distributions that would have been paid on the Exchange Shares had the Exchange Shares been outstanding from the date hereof to the date of the Exchange Notice (the “Dividend Amount”); or (B) (I) cash, payable by wire transfer of immediately available funds to the applicable Initial Member, in an amount equal to the product of (x) the number of Exchange Shares, and (y) the Fair Market Value as computed on the date on which the Exchange Notice was delivered to the Company, and (II) cash, payable by wire transfer of immediately available funds to the applicable Initial Member, in the Dividend Amount. The determination of the election of option (A) or (B) in the preceding sentence will be made by Secure in its sole discretion on the terms and subject to the conditions set forth in this Article X; provided, however, that Secure may not elect option (A) if Secure is then in default under the terms of the Registration Rights Agreement.

(c) Exchange Rate. The “Exchange Rate” shall be one (1) Public Company Share for each Unit, and subject to adjustment as follows:

(i) In the event Secure: (a) declares or pays a dividend on the Public Company Shares in Public Company Shares, (b) splits or subdivides the outstanding Public Company Shares or (c) effects a reverse stock split or otherwise combines the outstanding Public Company Shares into a smaller number of Public Company Shares, the Exchange Rate shall be adjusted by multiplying the Exchange Rate in effect immediately prior to such adjustment by a fraction, (1) the numerator of which shall be the number of Public Company Shares issued and outstanding on the record date for such dividend, distribution, split, subdivision, reverse split or combination (assuming for such purposes that such dividend, distribution, split, subdivision, reverse split or combination has occurred as of such time) and (2) the denominator of which shall be the actual number of Public Company Shares issued and outstanding on the record date for such dividend, distribution, split, subdivision, reverse split or combination (assuming for such purposes that such dividend, distribution, split, subdivision, reverse split or combination has not occurred as of such time).

(ii) Any adjustments to the Exchange Rate shall become effective immediately after the effective date of such event, retroactive to the record date, if any, for such event. In the event of an adjustment of the Exchange Rate,Secure shall provide prompt written notice to each Initial Member, including a certificate of Secure’s principal financial officer certifying the accuracy of the calculation and providing sufficient details to enable the Initial Members to verify the calculation of the new Exchange Rate. The Initial Members, together, shall have ten (10) Business Days from the date of receipt of Secure’s written notice to object in writing, providing sufficient details to enable Secure to verify the calculation included in such written notice of objection. If Secure and the Initial Members are not able to agree on the adjusted Exchange Rate within ten (10) Business Days of Secure’s receipt of the Initial Members’ notice of objection, then the Independent Accountant shall determine the Exchange Rate within ten (10) Business Days thereafter, which determination shall be binding upon the parties.

(d) Right to Assign Obligation to Honor Exchange Right. The Company may assign to Secure its right to acquire the Offered Units and to pay the Exchange Consideration in accordance with this Article X. Secure may, in its sole and absolute discretion, elect to accept such assignment, in which event it shall pay the Exchange Consideration in accordance with this Article X, and thereafter the Company shall have no further obligation with respect to such payment.

(e) Treatment of Exchange Right upon Merger of Secure. Upon (i) any recapitalization, reclassification or change of the outstanding Public Company Shares (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a split, subdivision or combination), (ii) any consolidation, merger or combination of Secure with another Person as a result of which holders of Public Company Shares shall be entitled to receive stock, securities, other property, assets or cash with respect to or in exchange for such Public Company Shares, or (iii) any statutory share exchange, in each case as a result of which holders of Public Company Shares shall be entitled to receive stock, securities, other property, assets or cash with respect to or in exchange for such Public Company Shares, then:

(A) At the effective time of the transaction, the Exchange Right will be changed into a right to convert all Units into the kind and amount of shares of stock, other securities or other property or assets, including cash or any combination thereof, that an Initial Member would be entitled to receive had such Initial Member exercised an Exchange Right with regard to the Units owned by such Initial Member immediately prior to the effective time of such transaction.

(B) In the event holders of Public Company Shares have the opportunity to elect the form of consideration to be received in such transaction, the type and amount of consideration that the Initial Member would have been entitled to receive will be deemed to be the weighted average of the types and amounts of consideration received by the holders of Public Company Shares that affirmatively make an election.

Section 10.2. Exercise of Exchange Right.

(a) In order to exercise the Exchange Right, an Initial Member shall deliver a written notice (an “Exchange Notice”) to such effect to the Company, not less than ten (10) Business Days prior to the date as of which the Initial Member desires the closing (the “Exchange Closing”) of the exchange to occur (such date, the “Proposed Exchange Closing Date”). The Exchange Notice shall include a representation and warranty by the Initial Member to the effect that such Initial Member owns, and will continue to own until the Exchange Closing, the Offered Units subject to the Exchange Notice, free and clear of all liens, charges, security interests, options, claims, mortgages, pledges, proxies, voting trusts or agreements, obligations, understandings or arrangements or other restrictions on title or transfer of any nature whatsoever (“Liens”) other than Liens arising under this Agreement and Liens that will be discharged at or prior to Exchange Closing.

(b) Within five (5) Business Days after receipt by the Company of an Exchange Notice, the Company shall deliver to the exercising Initial Member a written notice: (i) specifying whether the Company or Secure will satisfy the Exchange Right and deliver to the Initial Member the Exchange Consideration, (ii) setting forth the preferred form of consideration and the Exchange Rate, (iii) if the Exchange Consideration is to include cash pursuant to Section 10.1(b)(B), the applicable Fair Market Value, (iv) if the Exchange Consideration is to include Public Company Shares pursuant to Section 10.1(b)(A), confirming whether the Public Company Shares to be delivered to the Initial Member will be included for listing on all exchanges on which all other Public Company Shares are listed, and confirming (a) that there has not been issued any order suspending the effectiveness of any registration statement relating to the Public Company Shares and (b) that there has not been a suspension of the qualification (or exemption from qualification) of any of the Public Company Shares for sale in any jurisdiction, (v) acknowledging compliance by Secure with the covenants set forth in Section 10.6 below and that it is prepared to close on the Exchange Closing Date (as defined below) and (vi) setting forth the exercising Initial Members’ rights to receive Earn Out Shares, if any, to be granted on the Exercise Closing Date.

(c) An Initial Member may withdraw an Exchange Notice at any time prior to the Exchange Closing Date.

Section 10.3. Exchange Closing. The Exchange Closing shall, unless otherwise mutually agreed by the Company and the Initial Member, be held at the principal offices of the Company, on a date (the “Exchange Closing Date”) that is the later of (a) Proposed Exchange Closing Date as specified in the Exchange Notice or (b) the date that is five Business Days after the expiration or termination of the waiting period applicable to the Initial Member, if any, under the Hart-Scott-Rodino Antirust Improvement Act of 1976, as amended (the “HSR Act”). The Company agrees to use its best efforts to obtain an early termination of the waiting period applicable to any such acquisition, if any, under the HSR Act. Until the Exchange Closing Date, an Initial Member shall continue to own his Offered Units, and will continue to be treated as an Initial Member for all purposes of this Agreement, including, without limitation, for purposes of voting, consent, allocations and distributions. Offered Units will be transferred to the Company only upon receipt by the tendering Initial Member of Public Company Shares or cash in payment in full therefor.

Section 10.4. Conditions to Exchange Closing.

(a) The obligations of each of the parties to consummate an Exchange Right shall be subject to the condition that there shall be no injunction, restraining order or decree of any nature of any Governmental Entity that is in effect that restrains or prohibits the Exchange Right.

(b) In the event that Secure elects to issue Public Company Shares to an Initial Member in exchange for Offered Units, the obligation of an Initial Member to consummate an Exchange Right shall be subject to the receipt of a certificate from Secure that it and the Public Company Shares being delivered in connection with the Closing are in compliance with Section 10.1 and Section 10.6 and confirming (a) that there has not been issued any order suspending the effectiveness of any registration statement relating to the Public Company Shares and (b) that there has not been a suspension of the qualification (or exemption from qualification) of any of the Public Company Shares for sale in any jurisdiction.

Section 10.5. Exchange Closing Deliveries. At each Exchange Closing, with respect to each Initial Member that requests the Exchange:

(a) such Initial Member shall deliver to the Company or Secure, as applicable, certificates representing the Offered Units, free and clear of all Liens, together with stock powers duly endorsed in blank;

(b) The Company or Secure, as applicable, shall deliver to the Initial Member:

(i) The certificate required by Section 10.4(b); and

(ii) If the Exchange Consideration is to be paid in Public Company Shares, a certificate or certificates, registered in the name of such Initial Member or its designee, representing a number of duly authorized, validly issued, fully paid and non-assessable Public Company Shares as determined in accordance with Section 10.1, which Public Company Shares shall be free and clear of all Liens; provided, however, the Company or Secure, as applicable, shall deliver cash, in lieu of any fractional shares to which such holder would otherwise be entitled, based on the Fair Market Value for the Public Company Shares.

(iii) All certificates representing Public Company Shares shall have endorsed thereon a legend substantially as follows:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES LAW AND MAY NOT BE SOLD, PLEDGED, HYPOTHECATED, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT COVERING THESE SECURITIES UNDER THE ACT AND ALL APPLICABLE STATE SECURITIES LAWS OR AN OPINION FROM COUNSEL REASONABLY SATISFACTORY TO THE COMPANY IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER THE ACT OR UNDER APPLICABLE STATE SECURITIES LAWS.

Section 10.6. Covenants Relating to the Exchange. To facilitate Secure’s ability fully to perform its obligations hereunder in the event that it accepts an assignment of an Exchange Right in accordance with Section 10.1, Secure covenants and agrees as follows:

(a) At all times while the Exchange Rights are in existence, Secure shall reserve for issuance such number of Public Company Shares as may be necessary to enable Secure to issue such Shares in full payment of the Exchange Consideration in regard to all Units which are from time to time outstanding and held by the Initial Members.

(b) All Public Company Shares issuable upon exercise of the Exchange Rights shall, upon issuance in accordance with the terms of this Article X, be duly and validly authorized, issued and fully paid and non-assessable. Such Public Company Shares shall be free from preemptive rights or any other contingent purchase rights or Liens. Secure shall use its best efforts to assure that such Public Company Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of any securities exchange upon which the Public Company Shares may be listed.

Section 10.7. Term of Exchange Rights. The Exchange Rights of the Initial Members with respect to the Units shall remain in effect, subject to the terms hereof, throughout the existence of the Company.

Section 10.8. Lock-Up of Initial Members. From the date hereof to the earlier of (x) the date on which Secure consummates a transaction that results in all of its stockholders having the right to exchange their shares of Common Stock for cash, securities or other property, or (y) the first anniversary of the date of this Agreement, each Initial Member hereby agrees that it shall not Transfer any Public Company Shares it obtains pursuant to the exercise of an Exchange Right except (a) to a Permitted Transferee (provided that the Permitted Transferee agrees, in writing, to be bound by the terms of this Section 10.8), or (b) to the extent authorized by Secure in writing prior thereto.

Section 10.9. Rule 145. All Public Company Shares issued pursuant to this Agreement to “affiliates” of the Company listed on Schedule 10.9 will be subject to certain resale restrictions under Rule 145 promulgated under the Securities Act, and all certificates representing such shares shall bear an appropriate restrictive legend.

Section 10.10. Secure Series A Preferred Shares. On the date hereof, Secure shall issue to the Member Representative 7,178,841 shares of Secure preferred stock which will be designated by the board of directors of Secure as a new series of Secure preferred stock titled Series A preferred voting stock, which will be entitled to one vote per share and to vote as a single class with the Common Stock on all matters, but which will not be entitled to any liquidation preferences, dividends or certain other distributions (the “Series A Preferred Voting Stock”). Additionally, Secure shall issue to the Member Representative additional shares of Series A Preferred Voting Stock equal to the number of Units that are issued in connection with any Earn-Out Payments made pursuant to Section 3.6. At the time that any Offered Units are exchanged for Public Company Shares pursuant to the terms of this Article X, a like number of shares of Series A Preferred Voting Stock will be canceled. Secure acknowledges and agrees that in connection with the foregoing, on the date hereof, it shall file with the Delaware Secretary of State a Certificate of Designation reflecting the foregoing designation, preference and rights, in a form to be mutually acceptable to Secure and the Company.

ARTICLE XI
LIQUIDATION AND DISTRIBUTION OF ASSETS

Section 11.1. Dissolution of the Company.

(a) Subject to the limitations set forth in Section 8.9, the Company shall be dissolved, wound up and terminated as provided herein upon the first to occur of the following:

(i) the entry of a decree of judicial dissolution under Section 18-802 of the Act;

(ii) the determination of the Board of Managers with the consent of the Member Representative to dissolve the Company; or

(iii) the occurrence of any other event that would make it unlawful for the business of the Company to be continued.

Except as expressly provided herein or as otherwise required by the Act, the Members shall have no power to dissolve the Company.

(b) In the event of the dissolution of the Company, the Board of Managers or a liquidating agent or committee appointed by the Board of Managers shall act as a liquidating agent (the Board of Managers or such liquidating agent or committee, in such capacity, is hereinafter referred to as the “Liquidator”) and shall commence to wind up the affairs of the Company and to liquidate Company assets. The Members shall continue to share all income, losses and distributions during the period of liquidation in accordance with Article IV and Article V. The Liquidator shall have full right and unlimited discretion to determine the time, manner and terms of any sale or sales of the Company assets pursuant to such liquidation, giving due regard to the activity and condition of the relevant market and general financial and economic conditions.

(c) The Liquidator shall have all of the rights and powers with respect to the assets and liabilities of the Company in connection with the liquidation and termination of the Company that the Board of Managers would have with respect to the assets and liabilities of the Company during the term of the Company, and the Liquidator is hereby expressly authorized and empowered to execute any and all documents necessary or desirable to effectuate the liquidation and termination of the Company and the transfer of any Company assets.

(d) Notwithstanding the foregoing, a Liquidator which is not a Member shall not be deemed a Member and shall not have any of the economic interests in the Company of a Member; and such Liquidator shall be compensated for its services to the Company at normal, customary and competitive rates for its services to the Company, as reasonably determined by the Board of Managers.

(e) Notwithstanding any other provision of this Agreement, the Bankruptcy of a Member or a Special Member shall not cause the Member or Special Member, respectively, to cease to be a member of the Company and upon the occurrence of such an event, the Company shall continue without dissolution.

(f) Notwithstanding any other provision of this Agreement, each Member and each Special Member waives any right it might have to agree in writing to dissolve the Company upon the Bankruptcy of the Member or a Special Member, or the occurrence of an event that causes a Member or a Special Member to cease to be a member of the Company.

Section 11.2. Distribution in Liquidation. Subject to applicable law, the Company’s assets shall be applied in the following order of priority:

(a) first, to pay the costs and expenses of the winding up, liquidation and termination of the Company;

(b) second, to creditors of the Company, in the order of priority provided by law, including fees, indemnification payments and reimbursements payable to the Members or their Affiliates, but not including those liabilities (other than liabilities to the Members for any expenses of the Company paid by the Members or their Affiliates, to the extent the Members are entitled to reimbursement hereunder) to the Members in their capacity as Members;

(c) third, to establish reserves reasonably adequate to meet any and all contingent or unforeseen liabilities or obligations of the Company; provided, however, that at the expiration of such period of time as the Liquidator may deem in good faith to be advisable, the balance of such reserves remaining after the payment of such contingencies or liabilities shall be distributed as hereinafter provided; and

(d) fourth, the remainder to the Members on a pro rata basis in accordance with their respective Percentage Interests.

Section 11.3. Final Reports. Within a reasonable time following the completion of the liquidation of the Company’s assets, the Liquidator shall deliver to each of the Members a statement which shall set forth the assets and liabilities of the Company as of the date of complete liquidation and each Member’s portion of distributions pursuant to Section 11.2.

Section 11.4. Rights of Members. Each Member shall look solely to the Company’s assets for all distributions with respect to the Company and such Member’s Capital Contribution (including return thereof), and such Member’s share of profits or losses thereon, and shall have no recourse therefor (upon dissolution or otherwise) against the Member, the Member Representative or the Board of Managers. No Member shall have any right to demand or receive property other than cash upon dissolution and termination of the Company.

Section 11.5. No Deficit Restoration. Notwithstanding any other provision of this Agreement to the contrary, upon liquidation of a Member’s Interest in the Company (whether or not in connection with a liquidation of the Company), no Member shall have any liability to restore any deficit in its Capital Account. In addition, no allocation to any Member of any loss, whether attributable to depreciation or otherwise, shall create any asset of or obligation to the Company, even if such allocation reduces the Capital Account of any Member or creates or increases a deficit in such Capital Account; it is also the intent of the Members that no Member shall be obligated to pay any such amount to or for the account of the Company or any creditor of the Company. Except as set forth in Section 13.11, no creditor of the Company is intended as a third-party beneficiary of this Agreement nor shall any such creditor have any rights hereunder.

Section 11.6. Termination. The Company shall terminate when all property owned by the Company shall have been disposed of and the assets shall have been distributed as provided in Section 11.2 and Certificate of Cancellation have been filed with the Secretary of State of the State of Delaware.

ARTICLE XII
AMENDMENT OF AGREEMENT

Section 12.1. Amendments. Except as expressly limited by Section 8.9 and Article IX hereof, this Agreement may be amended, and the observance of any term of this Agreement may be waived, with (and only with) the written consent of Secure and the Member Representative; provided, however, that no amendment or waiver that disproportionately and adversely affects any Member may be approved without such Member’s written consent; provided so long as any Obligation is outstanding, this Agreement may not be modified, altered, supplemented or amended unless the Rating Agency Condition is satisfied except: (i) to cure any ambiguity or (ii) to convert or supplement any provision in a manner consistent with the intent of this Agreement and the other Basic Documents. Each Member hereby agrees to cooperate and take all actions reasonably requested by Secure to give effect to any amendment to this Agreement approved in accordance with this Section 12.1.

Section 12.2. Amendment of Certificate of Formation. In the event this Agreement shall be amended pursuant to this Article XII, Secure shall amend the Certificate of Formation to reflect such change if Secure deems such amendment of the Certificate of Formation to be necessary or appropriate.

ARTICLE XIII
MISCELLANEOUS

Section 13.1. Notices. All notices, consents, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered in person, by facsimile or other electronic means, receipt confirmed, or on the next Business Day when sent by reliable overnight courier to the respective Parties at the following addresses (or at such other address for a Party as shall be specified by like notice):

If to a Member:	To the addresses set forth below each Member’s name on the signature page hereto.
If to the Company:	Ultimate Escapes Holdings, LLC 3501 W. Vine St. Suite 225 Kissimmee, FL 34741 Attn: James M. Tousignant, President Facsimile: (407) 483-1935
with a copy to: (which shall not constitute notice)	Greenberg Traurig LLP 200 Park Avenue New York, NY 10166 Attn: Alan I. Annex, Esq. Facsimile: (212) 801-6400

or to such other address as any Party hereto may, from time to time, designate in writing delivered pursuant to the terms of this Section 13.1.

Section 13.2. Binding Effect; Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the Parties hereto and their respective successors and permitted assigns. This Agreement shall not be assigned by operation of law or otherwise by any Member except in compliance with Article IX hereof, and any assignment not permitted hereunder shall be null and void.

Section 13.3. Waiver of Jury Trial. Each of the Parties hereby waives to the fullest extent permitted by applicable Law any right it may have to a trial by jury with respect to any Action directly or indirectly arising out of, under or in connection with this Agreement or the transactions contemplated hereby. Each of the Parties (a) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of any Action, seek to enforce that foregoing waiver and (b) acknowledges that it and the other Parties hereto have been induced to enter into this Agreement by, among other things, the mutual waivers and certifications in this Section 13.3.

Section 13.4. Entire Agreement. This Agreement constitutes the entire agreement among the Members with respect to the subject matter hereof, supersedes and is in full substitution for any and all prior agreements and understandings among them relating to such subject matter. Without limiting the generality of the foregoing, this Agreement amends, restated and supersedes the Original Agreement in its entirety, and the Original Agreement is of no further force or effect. The Schedules to this Agreement are hereby incorporated and made a part hereof and are an integral part of this Agreement.

Section 13.5. Descriptive Headings. The descriptive headings of the several sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

Section 13.6. Counterparts. For the convenience of the Parties, any number of counterparts of this Agreement may be executed by any one or more Parties, and each such executed counterpart shall be, and shall be deemed to be, an original, but all of which shall constitute, and shall be deemed to constitute, in the aggregate but one and the same instrument.

Section 13.7. Governing Law; Jurisdiction. This Agreement shall be governed by, construed and enforced in accordance with the laws of the State of Delaware without regard to the conflict of laws principles thereof. All Actions arising out of or relating to this Agreement shall be heard and determined exclusively in any state or federal court located in Delaware. The Parties hereto hereby (a) submit to the exclusive jurisdiction of any Delaware state or federal court for the purpose of any Action arising out of or relating to this Agreement brought by any Party hereto and (b) irrevocably waive, and agree not to assert by way of motion, defense or otherwise, in any such Action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the Action is brought in an inconvenient forum, that the venue of the Action is improper, or that this Agreement or the transactions contemplated hereby may not be enforced in or by any of the above-named courts. The Parties agree that a final judgment in any Action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Each of the Parties irrevocably consents to the service of the summons and complaint and any other process in any other Action or proceeding relating to the transactions contemplated by this Agreement, on behalf of itself or its property, by personal delivery of copies of such process to such Party. Nothing in this Section 13.7 shall affect the right of any Party to serve legal process in any other manner permitted by law.

Section 13.8. Specific Performance. The Parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed by the Company or Secure in accordance with their specific terms or were otherwise breached. Accordingly, the Parties further agree that prior to the termination of this Agreement in accordance with Section 7.1, each Party shall be entitled to seek an injunction or restraining order to prevent breaches of this Agreement and to seek to enforce specifically the terms and provisions hereof, this being in addition to any other right or remedy to which such Party may be entitled under this Agreement, at law or in equity.

Section 13.9. Construction. The language used in this Agreement will be deemed to be the language chosen by the Parties to express their mutual intent, and no rule of strict construction will be applied against any Party. Any references to any federal, state, local or foreign statute or law will also refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. Unless the context otherwise requires: (a) a term has the meaning assigned to it by this Agreement; (b) “including” means “including but not limited to”; (c) “or” is disjunctive but not exclusive; (d) words in the singular include the plural, and in the plural include the singular; and (e) “$” means the currency of the United States of America. No specific provision, representation or warranty shall limit the applicability of a more general provision, representation or warranty. It is the intent of the Parties that each representation, warranty, covenant, condition and agreement contained in this Agreement shall be given full, separate, and independent effect and that such provisions are cumulative. References to “days” shall mean calendar days unless expressly stated otherwise. The words “hereof,” “herein,” “hereby” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The Parties have participated jointly in the negotiation and drafting of this Agreement. Consequently, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

Section 13.10. Severability. In case any provision in this Agreement shall be held invalid, illegal or unenforceable in a jurisdiction, such provision shall be modified or deleted, as to the jurisdiction involved, only to the extent necessary to render the same valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby nor shall the validity, legality or enforceability of such provision be affected thereby in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereunder be consummated as originally contemplated to the fullest extent possible.

Section 13.11. Third Parties. Agent, and its successors and assigns, are hereby declared to be intended third party beneficiaries of the provisions of Section 8.9, and it is expressly intended that if any of the actions set forth in Section 8.9 are undertaken in violation of the terms and conditions of this Agreement, Agent, and its successors and assigns, shall have standing to contest such action in a court of competent jurisdiction. Except as set forth in previous sentence and except for the rights of the Indemnified Parties pursuant to Section 8.8, nothing contained in this Agreement or in any instrument or document executed by any party in connection with the transactions contemplated hereby shall create any rights in, or be deemed to have been executed for the benefit of, any Person that is not a Party hereto or thereto or a successor or permitted assign of such a Party.

Section 13.12. Waiver of Partition. The Members hereby agree that Company assets are not and will not be suitable for partition. Accordingly, each of the Members hereby irrevocably waives any and all rights (if any) that such Member may have to maintain any action for partition of any of such assets.

Section 13.13. Certain Constituent Member Rights. The Members acknowledge and agree that there are certain rights granted with respect to the Company’s assets to certain members of Ultimate Resort, LLC, a Florida limited liability company (“UR”) pursuant to Section 3.7 of that certain Amended and Restated Operating Agreement of UR dated as of March 9, 2007 (the “UR Member Rights”). The Company and the Members acknowledge that they shall at all times honor the UR Member Rights which are in existence on the date hereof.

ARTICLE XIV
INITIAL PUBLIC OFFERING

Section 14.1. Approval. The Company may conduct an initial public offering of all or part of its Membership Interests on such terms as the Board of Managers shall determine. The Company may effect a conversion of Membership Interests from those of a limited liability company to ownership in a corporation on such terms as are approved by the Board of Managers.

Section 14.2. Severability. This Article is severable from the balance of this Agreement and shall be disregarded in construction of this Agreement.

ARTICLE XV
INDEPENDENT MANAGER AND APPROVAL BOARD

Section 15.1. Appointment of Independent Manager. So long as any of the Obligations remains outstanding, the Members shall cause the Company at all times to have at least one (1) Independent Manager who will be appointed by Ultimate Resort. Each Independent Manager shall be, and is hereby designated as a “manager” within the meaning of Section 18-101(10) of the Act, and shall have only those powers in management of the business and affairs of the Company as shall be specifically provided in this Agreement. To the fullest extent permitted by law, including Section 18-1101(c) of the Act, each Independent Manager shall consider only the interests of the Company or UE Holdings Subsidiaries (depending on which is the subject of the Material Action), including its respective creditors. No resignation or removal of an Independent Manager, and no appointment of a successor Independent Manager, shall be effective until such successor (i) shall have accepted his or her appointment as an Independent Manager by a written instrument, which may be a counterpart signature page to the Management Agreement, and (ii) shall have executed a counterpart to this Agreement. In the event of a vacancy in the position of an Independent Manager, the Members shall, as soon as practicable, appoint a successor Independent Manager. All right, power and authority of the Independent Manager shall be limited to the extent necessary to exercise those rights and perform those duties specifically set forth in this Agreement. Except as provided in the third sentence of this Section 15.1, in exercising their rights and performing their duties under this Agreement, any Independent Manager shall have a fiduciary duty of loyalty and care similar to that of a director of a business corporation organized under the General Corporation Law of the State of Delaware. No Independent Manager shall at any time serve as trustee in bankruptcy for any affiliate of the Company. Upon execution hereinbelow, the Members appoint Michael C. Doyle as the initial Independent Manager of the Company.

Section 15.2. Approval Board. The Members hereby establish a board (the “Approval Board”), which shall not be deemed “managers” as defined in the Act (other than the Independent Manager), but which shall (i) remain in existence (A) for so long as the Obligations remain outstanding and (B) until the obligations of James Tousignant pursuant to the Tousignant Guaranty and Richard Keith pursuant to the Keith Guaranty have been discharged in full, unless the consent of James Tousignant or Richard Keith, as applicable, is given to earlier termination under this clause (i)(B) (but such consent shall not affect clause (i)(A)) and (ii) always consist of the following three persons (unless a successor is appointed in accordance with the terms hereof): (1) James Tousignant; (2) Richard Keith; and (3) the Independent Manager. If at any time that the Tousignant Guaranty is in effect, James Tousignant (or his successor) becomes disabled or dies, James Tousignant or James Tousignant’s guardian (in the case of disability) or his estate (in the case of his death) shall have the sole right to appoint the successor person to fill such Approval Board position currently held by James Tousignant. If at any time that the Keith Guaranty is in effect, Richard Keith (or his successor) becomes disabled or dies, Richard Keith or Richard Keith’s guardian (in the case of disability) or his estate (in the case of his death) shall have the sole right to appoint the successor person to fill such Approval Board position currently held by Richard Keith. Notwithstanding anything to the contrary contained in this Agreement, the Approval Board shall not have any authority to manage the business or affairs of the Company and shall not have any obligations under this Agreement except as expressly set forth in Section 8.9.

ARTICLE XVI
PLEDGE OF INTERESTS TO AGENT

Section 16.1. Notwithstanding any provision of this Agreement to the contrary, upon a foreclosure, sale or other transfer of the Units of a Member, as a member of the Company (the “Pledged Interest”), pursuant to the Assignments of Ownership Interests (as defined in the Loan Agreement) (hereinafter, the “Pledge Agreement”), the holder of the Pledged Interest shall automatically be admitted as a member of the Company upon such foreclosure, sale or other transfer, with all of the rights and obligations of the Member, as member hereunder. Such admission shall be deemed effective immediately prior to such transfer and, immediately following such admission, the transferor member shall cease to be a member of the Company. The Company acknowledges that the pledge of the Pledged Interest made by the Member in connection with the Pledge Agreement shall, to the fullest extent permitted by applicable law, be a pledge not only of its rights with respect to the profits and losses of the Company, but also a pledge of all rights and obligations of the Member hereunder. Upon a foreclosure, sale or other transfer of the Units in the Company pursuant to the Pledge Agreement, the successor Member may transfer its interests in the Company, subject to Sections 9.1 and 9.4 hereof. Notwithstanding any provision in the Act or any other provision contained herein to the contrary, and to the fullest extent permitted by applicable law, the Member shall be permitted to pledge the Pledged Interest, and upon any foreclosure of the Pledged Interest in accordance with the Pledge Agreement, and the admission of the Pledgee as a member of the Company as provided in this Article XVI, transfer to the Pledgee all such rights and powers to manage and control the affairs of the Company as it may have hereunder.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the undersigned Member has caused this counterpart signature page to the Amended and Restated Operating Agreement of Ultimate Escapes Holdings, LLC, dated as of ____________ ___, 2009, to be duly executed as of the date first above written.

THE COMPANY:

ULTIMATE ESCAPES HOLDINGS, LLC

By:	Name: Title:

THE MEMBERS:

SECURE AMERICA ACQUISITION
CORPORATION

By:	Name: Title:

Address for Notices:

Secure America Acquisition Holdings, LLC
1005 North Glebe Road, Suite 550
Arlington, VA 22201
Attn: C. Thomas McMillen
Facsimile: (703) 528-0956

ULTIMATE RESORT HOLDINGS, LLC

By:	Name: Title:

Address for Notices:

Attn:
Facsimile No.:

PRIVATE ESCAPES, LLC

By:	Name: Title:

Address for Notices:

Attn:
Facsimile No.:

SCHEDULE I

UNIT OWNERSHIP

Name	Address	Units	Percentage Interest	Sharing Percentage
Secure America Acquisition Corporation		[•]	[•]%	N/A
Ultimate Resort Holdings, LLC		6,604,534	[•]%	92%
Private Escapes Holdings, LLC		574,307	[•]%	8%
Totals		[•]	[•]%	100%

SCHEDULE 2.1(a)
Management Agreement

October __, 2009

Ultimate Escapes Holdings, LLC
3501 W. Vine Street, Suite 225
Kissimmee, Florida 34741

Re: Management Agreement — Ultimate Escapes Holdings, LLC

Ladies and Gentlemen:

For good and valuable consideration, the undersigned Person, who has been designated as an Independent Manager of Ultimate Escapes Holdings, LLC, a Delaware limited liability company (the “Company”), in accordance with the Amended and Restated Operating Agreement of the Company, dated as of October __, 2009, as it may be amended or restated from time to time (the “LLC Agreement”), hereby agrees as follows:

1.    The undersigned accepts such Person’s rights and authority as the Independent Manager under the LLC Agreement and agrees to perform and discharge such Person’s duties and obligations as the Independent Manager under the LLC Agreement, and further agrees that such rights, authorities, duties and obligations under the LLC Agreement shall continue until such Person’s successor as the Independent Manager is designated or until such Person’s resignation or removal as the Independent Manager in accordance with the LLC Agreement. The undersigned agrees and acknowledges that he has been designated as a “manager” of the Company within the meaning of the Delaware Limited Liability Company Act.

2.    So long as any Obligation is outstanding, the undersigned agrees, solely in his capacity as a creditor of the Company on account of any indemnification or other payment owing to the undersigned by the Company, not to acquiesce, petition or otherwise invoke or cause the Company to invoke the process of any court or governmental authority for the purpose of commencing or sustaining a case against the Company under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Company or any substantial part of the property of the Company, or ordering the winding up or liquidation of the affairs of the Company.

3.    THIS MANAGEMENT AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, AND ALL RIGHTS AND REMEDIES SHALL BE GOVERNED BY SUCH LAWS WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

Initially capitalized terms used and not otherwise defined herein have the meanings set forth in the LLC Agreement.

IN WITNESS WHEREOF, the undersigned has executed this Management Agreement as of the day and year first above written.

Michael C. Doyle

SCHEDULE 3.4(f)

CERTIFICATE FOR
ULTIMATE ESCAPES HOLDINGS, LLC

Certificate Number	Units

ULTIMATE ESCAPES HOLDINGS, LLC, a Delaware limited liability company (the “Company”), hereby certifies that __________________________ (the “Holder”) is the registered owner of _____ Units in the Company (the “Interests”).

THE UNITS REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT.

THE UNITS REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO TRANSFER RESTRICTIONS AND OTHER TERMS CONTAINED IN THE AMENDED AND RESTATED OPERATING AGREEMENT OF ULTIMATE ESCAPES HOLDINGS, LLC, DATED AS OF OCTOBER __, 2009, AS SUCH AGREEMENT MAY BE AMENDED FROM TIME TO TIME. A COPY OF SUCH AGREEMENT IS ON FILE AT THE COMPANY’S PRINCIPAL EXECUTIVE OFFICES.

By acceptance of this Certificate, and as a condition to being entitled to any rights and/or benefits with respect to the Interests evidenced hereby, the Holder is deemed to have agreed to comply with and be bound by all of the terms and conditions of the Agreement. The Company will furnish a copy of the Agreement to the Holder without charge upon written request to the Company at its principal place of business. The Company maintains books for the purpose or registering the transfer of Interests.

Each limited liability company interest in the Company shall constitute a “security” within the meaning of, and governed by, (i) Article 8 of the Uniform Commercial Code (including Section 8-102(a)(15) thereof) as in effect from time to time in the State of Delaware, and (ii) Article 8 of the Uniform Commercial Code of any other applicable jurisdiction that now or hereafter substantially includes the 1994 revisions to Article 8 thereof as adopted by the American Law Institute and the National Conference of Commissioner on Uniform State Laws and approved by the American Bar Association on February 14, 1995.

This Certificate shall be governed by and construed in accordance with the laws of the State of Delaware without regard to principles of conflict of laws.

IN WITNESS WHEREOF, the Company has caused this Certificate to be executed by _______________________ its ______________________ as of the date set forth below.

Dated: _____________ __, 200_	ULTIMATE ESCAPES HOLDINGS, LLC
By: Name: Title:

REVERSE SIDE OF CERTIFICATE
REPRESENTED INTERESTS OF
ULTIMATE ESCAPES HOLDINGS, LLC

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto __________________________ [print or typewrite the name of the transferee], _____________________ [insert Social Security Number or other taxpayer identification number of transferee], the following specified percentage of Interests: __________________________ [identify percentage of Interests being transferred], and irrevocably constitutes and appoints _____________________ as attorney-in-fact to transfer the same on the books and records of the Company, with full power of substitution in the premises.

Dated: ___________ ___, 200_	Signature: (Transferor)
Address:

APPLICATION FOR TRANSFER OF INTERESTS

The undersigned applicant (the “Applicant”) hereby (a) applies for a transfer of the percentage of the Interests (the “Transfer”) and applies to be admitted to the Company as a substitute member of the Company, (b) agrees to comply with and be bound by all of the terms and provisions of the Agreement, (c) represents that the Transfer complies with the terms and conditions of the Agreement, (d) represents that the Transfer does not violate any applicable laws and regulations, and (e) agrees to execute and acknowledge such instruments (including, without limitation, a counterpart of the Agreement), in form and substance satisfactory to the Company, as the Company reasonably deems necessary or desirable to effect the Applicant’s admission to the Company as a substitute member of the Company and to confirm the agreement of the Applicant to be bound by all the terms and provisions of the Agreement with respect to the Interests. Initially capitalized terms used herein and not otherwise defined herein are used as defined in the Agreement.

The Applicant directs that the foregoing Transfer and the Applicant’s admission to the Company as a Substitute Member shall be effective as of ______________________________.

Name of Transferee (Print)

Dated:	Signature: (Transferor)
Address:

The Company has determined (a) that the Transfer described above is permitted by the Agreement, (b) hereby agrees to effect such Transfer and the admission of the Applicant as a substitute member of the Company effective as of the date and time directed above, and (c) agrees to record, as promptly as possible, in the books and records of the Company the admission of the Applicant as a substitute member.

ULTIMATE ESCAPES HOLDINGS, LLC

By:
Name:
Title:

ANNEX C

INDEMNIFICATION AND ESCROW AGREEMENT

THIS INDEMNIFICATION AND ESCROW AGREEMENT (“Agreement”) is made and entered into as of October [•  ], 2009, by and among Secure America Acquisition Corporation, a Delaware corporation (“Secure”), Ultimate Escapes Holdings, LLC, a Delaware limited liability company (the “Company”), James Tousignant, an individual residing in Orlando, Florida, in his capacity as a representative for the Initial Members (as defined below) of the Company (the “Member Representative”), and SunTrust Banks, Inc., a Georgia corporation (hereinafter referred to as the “Escrow Agent”).

WHEREAS, Secure, Ultimate Resort Holdings, LLC, a Delaware limited liability company, the Company, and the Member Representative are parties to a Contribution Agreement dated as of September [•  ], 2009 (the “Contribution Agreement”), pursuant to which Secure has agreed to contribute a minimum of $20,000,000 to the Company in return for membership interests in the Company. Capitalized terms used herein that are not otherwise defined herein shall have the meanings ascribed to them in the Contribution Agreement;

WHEREAS, Secure, the Company and the Members of the Company immediately prior to Secure’s contribution to the Company (the “Initial Members”), have entered into an operating agreement dated as of the date hereof (the “Operating Agreement”); and

WHEREAS, in connection with the Contribution Agreement and the Operating Agreement, the parties desire to establish an escrow fund as partial collateral security for the indemnification obligations of the Initial Members under the Contribution Agreement and in connection with the Earn-Out Payments set forth in the Operating Agreement.

NOW, THEREFORE, the parties agree as follows:

1.  Survival of Representations, Warranties and Covenants; Indemnification.

(a) Survival.  The covenants, agreements and representations and warranties of a Party made in or pursuant to the Contribution Agreement shall survive the Closing until the earlier of (i) the fifteenth (15th) day after the date Secure has filed with the Securities and Exchange Commission (the “SEC”) its Annual Report on Form 10-K for the year ending December 31, 2010 or (ii) April 15, 2011 (the “Survival Period”); provided, however, that the representations and warranties set forth in Sections 2.17, 2.21, 3.10, and 3.24 of the Contribution Agreement will survive until the expiration of the applicable statutes of limitation for claims thereunder; and provided, further, that the representations and warranties contained in Sections 2.1, 2.2, 2.3, 2.4, 3.1, 3.2, and 3.3 of the Contribution Agreement (the “Fundamental Representations”) shall survive for six (6) years after the Effective Time. Notwithstanding the foregoing, any representation or warranty the violation of which is made the basis of a claim for indemnification hereunder will survive until such claim is finally resolved if the Indemnified Representative (as such term is hereafter defined) notifies in writing the Indemnifying Representative of such claim in reasonable detail prior to the expiration of the applicable survival period of such claim in accordance with this Section 1(a).

(b)  Indemnification by the Initial Members.

(i) Subject to the terms and conditions of this Section 1, each Initial Member shall severally indemnify and hold harmless each of Secure, its affiliates and each of their respective successors and permitted assigns, and their respective officers, directors, employees and agents (each, a “Secure Indemnified Party”) from and against any liabilities, claims (including claims by third parties), demands, judgments, losses, costs, damages or expenses whatsoever (including reasonable attorneys’, consultants’ and other professional fees and disbursements of every kind, nature and description) (collectively, “Damages ”) that such Secure Indemnified Party may sustain, suffer or incur and that result from, arise out of or relate to (i) any breach by any Initial Member of any of the representations, warranties, or covenants or agreements made by the Company, any Company Subsidiary or an Initial Member contained in the Contribution Agreement and/or (ii) any fraud or intentional misconduct committed by the Company, any Company Subsidiary or any Initial Member relating to the Contribution Agreement.

(c) Indemnification by Secure.  Secure shall indemnify and hold harmless the Company, the Initial Members, their affiliates and each of their respective successors, heirs, estate, permitted assigns, managers, officers, directors, employees and agents (each, a “Company Indemnified Party”) from and against any Damages that such Company Indemnified Party may sustain, suffer or incur and that result from, arise out of or relate to (i) any breach by Secure of any of its representations, warranties, or covenants or agreements contained in the Contribution Agreement and/or (ii) any fraud or intentional misconduct committed by Secure relating to the Contribution Agreement.

(d) Indemnification of Third Party Claims.  The indemnification obligations and liabilities under this Section 1 with respect to Actions brought against a Secure Indemnified Party or a Company Indemnified Party (each in such capacity, an “Indemnitee”) by a Person other than a Party hereto (a “Third Party Claim”) shall be subject to the following terms and conditions (for purposes of this Agreement, the “Indemnified Representative” means Secure, with respect to an indemnification claim by a Secure Indemnified Party, and the Member Representative, with respect to an indemnification claim by a Company Indemnified Party, and the “Indemnifying Representative” means the Member Representative, with respect to an indemnification claim by a Secure Indemnified Party, and Secure, with respect to an indemnification claim by a Company Indemnified Party):

(i) The Indemnified Representative will give the Indemnifying Representative written notice as soon as practical after receiving written notice of any Third Party Claim or becoming aware of any condition or event that gives rise to such Third Party Claim, specifying the nature and the amount (the “Claim Notice”). The failure of the Indemnified Representative to give timely notice shall not affect the Indemnified Representative’s rights to indemnification hereunder except to the extent that the Indemnifying Representative demonstrates that it was prejudiced by such failure.

(ii) The Indemnifying Representative shall notify the Indemnified Representative within fifteen (15) days after receipt of the Claim Notice whether the Indemnifying Representative will undertake, conduct, and control, through counsel of its own choosing (subject to the consent of Indemnified Representative, such consent not to be unreasonably withheld, conditioned or delayed) and at its expense, the settlement or defense thereof, and the Indemnified Representative shall cooperate with the Indemnifying Representative in connection therewith, provided that if the Indemnifying Representative undertakes such defense: (A) the Indemnifying Representative shall not thereby permit to exist any Encumbrance or other adverse charge upon any asset of Indemnified Representative or settle such action without first obtaining the consent of Indemnified Representative, except for settlements solely covering monetary matters for which Indemnifying Representative has acknowledged responsibility for payment; (B) the Indemnifying Representative shall permit the Indemnified Representative (at the Indemnified Representative’s sole cost and expense) to participate in such settlement or defense through counsel chosen by the Indemnified Representative; and (C) the Indemnifying Representative shall agree promptly to reimburse the Indemnified Representative for the full amount of any loss resulting from such claim and all related expenses incurred by the Indemnified Representative, except for those costs expressly assumed by the Indemnified Representative hereunder. The Indemnified Representative agrees to preserve and provide access to all evidence that may be useful in defending against such claim and to provide reasonable cooperation in the defense thereof or in the prosecution of any action against a third Person in connection therewith. The Indemnifying Representative’s defense of any claim or demand shall not constitute an admission or concession of liability therefor or otherwise operate in derogation of any rights Indemnifying Representative may have against Indemnified Representative or any third Person. So long as the Indemnifying Representative is reasonably contesting any such claim in good faith, the Indemnified Representative shall not pay or settle any such claim. If the Indemnifying Representative does not notify the Indemnified Representative within fifteen (15) days after receipt of Indemnified Representative’s Claim Notice that it elects to undertake the defense thereof, the Indemnified Representative shall (upon further written notice), subject to the limitations set forth in Section 1(a), have the right to contest, settle or compromise the claim in the exercise of its exclusive discretion at the expense of the Indemnifying Representative (provided that the Indemnifying Representative shall not be required to pay the Indemnified Representative’s expenses for the defense, settlement or compromise of claims which are not covered by the Indemnifying Representative’s obligations pursuant to this Section 1). Unless the Indemnifying Representative has consented to a settlement of a Third Party Claim (not to be unreasonably withheld, conditioned or delayed), the amount of the settlement shall not be a binding determination of the amount of the Damages and such amount shall be determined in accordance with the provisions of this Agreement. Notwithstanding anything herein to the contrary, the Indemnifying Representative shall not be entitled to assume control of any defense described herein if (i) the Third Party Claim relates to or arises in connection with any criminal proceeding, action, indictment, allegation or investigation or (ii) there is a reasonable probability that a Third Party Claim may materially and adversely affect the Indemnitee other than as a result of money damages or other money payments.

(iii) To the extent that any Damages that are subject to indemnification pursuant to this Section 1 are covered by insurance, the Indemnitees shall use commercially reasonable efforts to obtain the maximum recovery under such insurance. If an Indemnitee has received the payment required by this Agreement from the Indemnifying Representative in respect of any Damages and later receives proceeds from insurance or other amounts in respect of such Damages, then it shall hold such proceeds or other amounts in trust for the benefit of the Indemnifying Representative and shall pay to the Indemnifying Representative, as promptly as practicable after receipt, a sum equal to the amount of such proceeds or other amount received, up to the aggregate amount of any payments received from the Indemnifying Representative pursuant to this Agreement in respect of such Damages. Notwithstanding any other provisions of this Agreement, it is the intention of the Parties that no insurer or any other third Person shall be (i) entitled to a benefit it would not be entitled to receive in the absence of the foregoing indemnification provisions, or (ii) relieved of the responsibility to pay any claims for which it is obligated. To the extent that any Damages that are subject to indemnification pursuant to this Section 1 are deductible for income tax purposes by an Indemnitee, the amount of any Damages shall be reduced by the income tax savings to such Person as a result of the payment of such Damages.

(e) Representative Capacities.  The Parties acknowledge that the Member Representative’s obligations under this Section 1 are solely as a representative of the Company, each Company Subsidiary and each Member in the manner set forth herein and that the Member Representative shall have no personal responsibility for any expenses incurred by him in such capacity and that all payments to any Secure Indemnified Party as a result of such indemnification obligations shall be borne by the Members pro rata, except for the liability of the Member Representative to a Member for loss which such holder may suffer from fraud committed by the Member Representative in carrying out its duties hereunder. Secure shall reimburse the reasonable out-of-pocket expenses incurred by the Member Representative for attorneys’ fees and other costs to the extent the Member Representative prevails in the action resulting in such fees and costs.

(f) Limits on Indemnification.  No amount shall be payable under Section 1 to an Indemnitee, unless and until the aggregate amount of all indemnifiable Damages payable to an Indemnitee exceeds Six Hundred Thousand Dollars ($600,000) (the “Deductible”), in which event the amount payable shall be only the amount in excess of the Deductible. The aggregate liability for Damages pursuant to Section 1(a) or Section 1(b) shall not in any event exceed ten percent (10%) of the Retained Units (as such term is defined in the Operating Agreement) (the “Cap”) (and with respect to any claims pursuant to Section 1(b), for each Initial Member, shall be limited to such Initial Member’s pro rata amount); provided, that, with respect to any Damages based on breach of the Fundamental Representations or on fraud or intentional misconduct the aggregate liability for Damages shall be twenty-five percent (25%) of the Retained Units, and provided, further, that, in no event shall the aggregate liability of the Initial Members for Damages pursuant to this Section 1 exceed twenty-five percent (25%) of the Retained Units. In no event shall Damages be deemed to include any special, indirect, consequential or punitive damages. The rights of the Parties for indemnification relating to this Agreement or the transactions contemplated by the Contribution Agreement shall be strictly limited to those contained in this Section 1 and, except as specifically set forth in Section 9.10 of the Contribution Agreement, such indemnification rights shall be the exclusive remedies of the Parties with respect to any matter arising under or in connection with the

Contribution Agreement. To the maximum extent permitted by applicable Law, the Parties hereby waive all other rights and remedies with respect to any matter arising under or in connection with this Agreement, whether under any applicable Law, at common law or otherwise.

(g) Set-Off.  A portion of the Earn-Out Payment equal to fifteen percent (15%) of the Retained Units (the “Earn-Out Payment Holdback Amount”) is subject to set-off for any claim for Damages that the Secure Indemnified Parties have against the Initial Members in accordance with the terms of this Agreement, including, without limitation, any Established Claim which is based on a breach of a Fundamental Representation or on fraud or intentional misconduct. This right of set-off is in addition to, and not in lieu of, any rights a Secured Indemnified Party may have against the Escrow Fund. The Secure Indemnified Parties acknowledge and agree that with respect to any claims that they may have for Damages under this Agreement, they shall first look to and exhaust the Escrowed Indemnification Units prior to attempting to set-off any amounts from any Earn-Out Payments due to the Initial Members pursuant to the Operating Agreement under this Section 1(g).

(h) Affect of Knowledge.  The right to indemnification or other remedy of any Party based on the representations, warranties, covenants and obligations contained in the Contribution Agreement and the certificates to be delivered hereby, exists subject to any investigation or knowledge acquired prior to the Effective Time. If the Closing occurs, each Party is deemed to have waived in full any breach or inaccuracy or failure to perform of any of the representations, warranties, covenants and obligations of the other, of which such Party has knowledge of at the Closing. For purposes of this Section 1(h) the term “knowledge” shall have the meaning set forth in Section 9.7 of the Contribution Agreement; however, with respect to Secure, and for purposes of this Section 1(h), the knowledge parties shall be deemed to include C. Thomas McMillen and Michael Brigante.

2. Escrow.

2.1 (a) Concurrently with the execution hereof, the Initial Members are delivering to the Escrow Agent, to be held in escrow pursuant to the terms hereof, 717,884 of the Retained Units (as such term is defined in Section 3.1 of the Operating Agreement) (the “Escrowed Indemnification Units”). The Escrowed Indemnification Units shall be accompanied by ten (10) appropriate assignments separate from the applicable certificates executed in blank by each Initial Member to be held in escrow pursuant to the terms of this Agreement. The Escrowed Indemnification Units, together with such assignments, are hereinafter referred to as the “Escrow Fund.” The Escrow Agent shall maintain a single account for the Escrow Fund.

(b) The Escrow Agent hereby agrees to act as escrow agent for the Escrow Fund and to hold and safeguard and disburse the Escrow Fund pursuant to the terms and conditions hereof. The Escrow Agent shall treat the Escrow Fund as a trust fund in accordance with the terms of this Agreement and not as the property of Secure. The Escrow Agent’s duties hereunder shall terminate upon its distribution of the entirety of the Escrow Fund in accordance with this Agreement.

(c) Except as herein provided, while the Escrowed Indemnification Units are held by the Escrow Agent under this Agreement, the Members shall retain all of their rights as members of the Company with respect to the Escrowed Indemnification Units in the Escrow Fund, including, without limitation, the right to vote their Units (as such term is defined in the Operating Agreement) included in the Escrow Fund.

(d) While the Escrowed Indemnification Units are held by the Escrow Agent under this Agreement, any dividends payable with respect to the Escrowed Indemnification Units shall be paid to the Initial Members.

(e) While the Escrowed Indemnification Units are held by the Escrow Agent under this Agreement, no sale, transfer or other disposition may be made of any or all of the Escrowed Indemnification Units held in the Escrow Fund except (i) to a “Permitted Transferee” (as hereinafter defined), (ii) by virtue of the laws of descent and distribution upon the death of a member of an Initial Member, or (iii) pursuant to a qualified domestic relations order; provided, however, that such permissive transfers may be implemented only upon the respective transferee’s written agreement to be bound by the terms and conditions of this Agreement. As used in this Agreement, the term “Permitted Transferee” shall mean (w) any members (or any constituent upper-tier member who is a natural person) of the Initial Members; (x) members of the “Immediate Family” (as hereinafter defined) of any member of an Initial Member; (y) an entity in which (A) any member of an Initial Member and/or members of the Immediate Family of any member of an Initial Member beneficially own 100% of such entity’s voting and non-voting equity securities, or (B) a member of any Initial Member and/or a member of the Immediate Family of any member of an Initial Member is a general partner and in which such member of an Initial Member and/or members of the Immediate Family of any member of an Initial Member beneficially own 100% of all capital accounts of such entity; and (z) a revocable trust established by any member of an Initial Member during his/her lifetime for the benefit of such member of an Initial Member or for the exclusive benefit of all or any Immediate Family member of any member of an Initial Member. As used in this Agreement, the term “Immediate Family” means, with respect to any member (or any constituent upper-tier member who is a natural person) of an Initial Member, a spouse, parents, lineal descendants, the spouse of any lineal descendant, and brothers and sisters (or a trust, all of whose current beneficiaries are Immediate Family members of a member (or any constituent upper-tier member who is a natural person) of an Initial Member). In connection with and as a condition to each permitted transfer, the Permitted Transferee shall deliver to the Escrow Agent an assignment separate from certificate executed by the transferring member of an Initial Member, or where applicable, an order of a court of competent jurisdiction, evidencing the transfer of the units to the Permitted Transferee, together with assignments separate from certificate executed in blank by the Permitted Transferee with respect to the units transferred to the Permitted Transferee. During the Survival Period, no owner or holder of the Escrowed Indemnification Units held in the Escrow Fund shall pledge or grant a security interest in such Escrowed Indemnification Units held in the Escrow Fund or grant a security interest in such owner’s or holder’s rights under this Agreement.

(f) Prior to the date hereof, the board of directors of Secure has appointed a committee consisting of one of its then members to act on behalf of Secure to take all necessary actions and make all decisions pursuant to this Agreement regarding Secure’s right to indemnification pursuant to Section 1 of this Agreement. In the event of a vacancy in such committee, the board of directors of Secure shall appoint as a successor a Person who was a director of Secure prior to the date hereof or some other Person who would qualify as an “independent” director of Secure and who has not had any relationship with the Company prior to the Closing.

2.2 (a) Secure may make a claim for indemnification pursuant to Section 1 above (“Indemnity Claim”) against the Escrow Fund during the Survival Period by giving notice (an “Indemnity Notice”) to the Member Representative (with a copy to the Escrow Agent) specifying (i) the covenant, representation, warranty, agreement, undertaking or obligation contained in the Contribution Agreement which it asserts has been breached or otherwise entitles Secure to indemnification, (ii) in reasonable detail, the nature and dollar amount of any Indemnity Claim, and (iii) whether the Indemnity Claim results from a Third Party Action against Secure. Secure also shall deliver to the Escrow Agent (with a copy to the Member Representative), concurrently with its delivery to the Escrow Agent of a copy of the Indemnity Notice, a certification as to the date on which the Indemnity Notice was delivered to the Member Representative.

(b) If the Member Representative shall give a notice to Secure (with a copy to the Escrow Agent) (a “Counter Indemnity Notice”), within twenty (20) days following the date of receipt (as specified in Secure’s certification) by the Member Representative of the Indemnity Notice, disputing whether the Indemnity Claim is indemnifiable under Section 1 above, Secure and the Member Representative shall attempt to resolve such dispute by voluntary settlement as provided in Section 2.2(c) below. If no Counter Indemnity Notice with respect to an Indemnity Claim is received by the Escrow Agent from the Member Representative within such twenty (20) day period, the Indemnity Claim shall be deemed to be an Established Claim (as hereinafter defined) for purposes of this Agreement.

(c) If the Member Representative delivers a Counter Indemnity Notice to the Escrow Agent, Secure and the Member Representative shall, during the period of thirty (30) days following the delivery of such Counter Indemnity Notice or such greater period of time as the parties may agree to in writing (with a copy to the Escrow Agent), attempt in good faith to resolve the dispute with respect to which the Counter Indemnity Notice was given. If Secure and the Member Representative shall reach a settlement with respect to any such dispute, they shall jointly deliver written notice of such settlement to the Escrow Agent specifying the terms thereof. If Secure and the Member Representative shall be unable to reach a settlement of a dispute with respect to which a Counter Indemnity Notice was given, such dispute shall be resolved by arbitration pursuant to Section 2.2(d) below.

(d) If Secure and the Member Representative cannot resolve a dispute prior to expiration of the thirty (30) day period referred to in Section 2.2(c) above (or such longer period as the parties may have agreed to in writing), then such dispute shall be submitted (and either party may submit such dispute) for arbitration before a single arbitrator in New York, New York in accordance with the commercial arbitration rules of the American Arbitration Association then in effect to the extent that such provisions do not conflict with the provisions of this paragraph. Secure and the Member Representative shall attempt to agree upon an arbitrator; if they shall be unable to agree upon an arbitrator within ten (10) days after the dispute is submitted for arbitration, then either Secure or the Member Representative, upon written notice to the other, may apply for appointment of such arbitrator by the American Arbitration Association. Each party shall pay the fees and expenses of counsel used by it and 50% of the fees and expenses of the arbitrator and of other expenses of the arbitration. The arbitrator shall render his decision within 90 days after his appointment and may award costs to either Secure or the Member Representative if, in his sole opinion reasonably exercised, the claims made by any other party had no reasonable basis and were arbitrary and capricious. Such decision and award shall be in writing and shall be final and conclusive on the parties, and counterpart copies thereof shall be delivered to each of the parties. Judgment may be obtained on the decision of the arbitrator so rendered in any New York state court sitting in New York County having jurisdiction, or any federal court sitting in New York County and may be enforced in accordance with the law of the State of New York. If the arbitrator shall fail to render a decision or award within such 90-day period, either Secure or the Member Representative may apply to any New York state court sitting in New York County, or any federal court sitting in New York County, then having jurisdiction, by action, proceeding or otherwise, as may be proper to determine the matter in dispute consistently with the provisions of this Agreement. The parties consent to the exclusive jurisdiction of the New York state court having jurisdiction and sitting in New York County, or any federal court sitting in New York County, for this purpose. The prevailing party (or either party, in the case of a decision or award rendered in part for each party) shall send a copy of the arbitration decision or of any judgment of the court to the Escrow Agent.

(e) As used in this Agreement, “Established Claim” means any (i) Indemnification Claim deemed established pursuant to the last sentence of Section 2.2(b) above, (ii) Indemnification Claim resolved in favor of Secure by settlement pursuant to Section 2.2(c) above, resulting in a dollar award to Secure, (iii) Indemnification Claim established by the decision of an arbitrator pursuant to Section 2.2(d) above, resulting in a dollar award to Secure, (iv) Third Party Claim that has been sustained by a final determination (after exhaustion of any appeals) of a court of competent jurisdiction, or (v) Third Party Claim that Secure and the Member Representative have jointly notified the Escrow Agent has been settled.

(f) (i) Promptly after an Established Claim has occurred, Secure and the Member Representative shall jointly deliver a notice to the Escrow Agent (a “Joint Notice”) directing the Escrow Agent to release to Secure, and the Escrow Agent promptly shall release to Secure, an amount of Escrowed Indemnification Units equal to the aggregate dollar amount of the Established Claim (or, if at such time there remains in the Escrow Fund less than the full amount so payable, the full amount remaining in the Escrow Fund).

(ii) Payment of an Established Claim shall be made first by Escrowed Indemnification Units held in the Escrow Fund. For purposes of each payment, such Escrowed Indemnification Units shall be valued at $7.94 per Escrowed Indemnification Unit. The Escrow Agent shall transfer to Secure out of the Escrow Fund that number of Escrowed Indemnification Units necessary to satisfy each Established Claim, as set out in the Joint Notice. Any dispute between Secure and the Member Representative concerning the number of Escrowed Indemnification Units necessary to satisfy any Established Claim, or any other dispute regarding a Joint Notice, which the parties are unable to resolve in good faith, shall be resolved between Secure and the Member Representative in accordance with the procedures specified in Section 2.2(d) above, and shall not involve the Escrow Agent. Each transfer of Escrowed Indemnification Units in satisfaction of an Established Claim shall be made by the Escrow Agent delivering Secure one or more certificates evidencing not less than such Initial Member’s pro rata portion of the aggregate number of Escrowed Indemnification Units specified in the Joint Notice, together with assignments separate from certificate executed in blank by such Initial Member and completed by the Escrow Agent in accordance with instructions included in the Joint Notice. The parties hereto (other than the Escrow Agent) agree that the Escrow Agent has the right to make payments of Established Claims in Escrowed Indemnification Units notwithstanding any other agreements restricting or limiting the ability of any Initial Member to sell any Units (as such term is defined in the Operating Agreement) or otherwise. Secure and the Member Representative shall be required to exercise utmost good faith in all matters relating to the preparation and delivery of each Joint Notice.

2.3 On the first business day after the expiration of the Survival Period, the Escrow Agent shall distribute and deliver to the Initial Members certificates representing such Initial Member’s pro rata share of the Escrowed Indemnification Units remaining in the Escrow Fund, unless at such time there are any Indemnity Claims with respect to which Indemnity Notices have been received but which have not been resolved pursuant to Section 2.2 hereof or in respect of which the Escrow Agent has received a Counter Indemnity Notice and has not been notified of, and received a copy of, a settlement or final determination (after exhaustion of any appeals) by a court of competent jurisdiction, as the case may be (in either case, “Pending Claims”), and which, if resolved or finally determined in favor of Secure, would result in a payment to Secure, in which case the Escrow Agent shall retain, and the total amount of such distributions to the Members, shall be reduced by, the “Pending Claims Reserve” (as hereafter defined). Thereafter, if any Pending Claim becomes an Established Claim, Secure and the Member Representative shall deliver to the Escrow Agent a Joint Notice directing the Escrow Agent to pay to Secure an amount in respect thereof determined in accordance with Section 2.2(f) above, and to deliver to each Initial Member certificates representing such Initial Member’s pro rata share of the Escrowed Indemnification Units then in the Escrow Fund having a value equal to the amount by which the remaining portion of the Escrow Fund exceeds the then Pending Claims Reserve (determined as set forth below), all as specified in a Joint Notice. If any Pending Claim is resolved against Secure, Secure and the Member Representative shall deliver to the Escrow Agent a Joint Notice directing the Escrow Agent to pay to the Initial Members the amount by which the remaining portion of the Escrow Fund exceeds the then Pending Claims Reserve. Upon resolution of all Pending Claims, Secure and the Member Representative shall deliver to the Escrow Agent a Joint Notice directing the Escrow Agent to deliver to each Initial Member certificates representing such Initial Member’s pro rata share of the Escrowed Indemnification Units remaining in the Escrow Fund.

As used herein, the “Pending Claims Reserve” shall mean, at the time any such determination is made, that number of Escrowed Indemnification Units in the Escrow Fund having a value (using a price equal to $7.94 per Escrowed Indemnification Unit) equal to the sum of the aggregate dollar amounts claimed to be due with respect to all Pending Claims (as shown in the Indemnity Notices of such Claims).

2.4 The Escrow Agent, Secure and the Member Representative shall cooperate in all respects with one another in the calculation of any amounts determined to be payable to Secure and the Initial Members in accordance with this Agreement and in implementing the procedures necessary to effect such payments.

2.5 (a) The Escrow Agent undertakes to perform only such duties as are expressly set forth herein. It is understood that the Escrow Agent is not a trustee or fiduciary and is acting hereunder merely in a ministerial capacity.

(b) The Escrow Agent shall not be liable for any action taken or omitted by it in good faith and in the exercise of its own best judgment, and may rely conclusively and shall be protected in acting upon any order, notice, demand, certificate, opinion or advice of counsel (including counsel chosen by the Escrow Agent), statement, instrument, report or other paper or document (not only as to its due execution and the validity and effectiveness of its provisions, but also as to the truth and acceptability of any information therein contained) which is believed by the Escrow Agent in good faith to be genuine and to be signed or presented by the proper person or persons. The Escrow Agent shall not be bound by any notice or demand, or any waiver, modification, termination or rescission of this Agreement unless evidenced by a writing delivered to the Escrow Agent signed by the proper party or parties and, if the duties or rights of the Escrow Agent are affected, unless it shall have given its prior written consent thereto.

(c) The Escrow Agent’s sole responsibility upon receipt of any notice requiring any payment to Secure pursuant to the terms of this Agreement or, if such notice is disputed by Secure or the Member Representative, the settlement with respect to any such dispute, whether by virtue of joint resolution, arbitration or determination of a court of competent jurisdiction, is to pay to Secure the amount specified in such notice, and the Escrow Agent shall have no duty to determine the validity, authenticity or enforceability of any specification or certification made in such notice.

(d) The Escrow Agent shall not be liable for any action taken by it in good faith and believed by it to be authorized or within the rights or powers conferred upon it by this Agreement, and may consult with counsel of its own choice and shall have full and complete authorization and indemnification under Section 2.5(g) below for any action taken or suffered by it hereunder in good faith and in accordance with the opinion of such counsel.

(e) The Escrow Agent may resign at any time and be discharged from its duties as escrow agent hereunder by its giving the other parties hereto written notice and such resignation shall become effective as hereinafter provided. Such resignation shall become effective at such time that the Escrow Agent shall turn over the Escrow Fund to a successor escrow agent appointed jointly by Secure and the Member Representative, or if no new escrow agent is so appointed within the 60-day period following the giving of such notice of resignation, the Escrow Agent may deposit the Escrow Fund with any court it reasonably deems appropriate.

(f) In the event of a dispute between the parties as to the proper disposition of the Escrow Fund, the Escrow Agent shall be entitled (but not required) to deliver such Escrow Fund into the United States District Court for the Southern District of New York and, upon giving notice to Secure and the Member Representative of such action, shall thereupon be relieved of all further responsibility and liability.

(g) The Escrow Agent shall be indemnified and held harmless by Secure and the Initial Members, jointly and severally, from and against any expenses, including counsel fees and disbursements, or loss suffered by the Escrow Agent in connection with any action, suit or other proceeding involving any claim which in any way, directly or indirectly, arises out of or relates to this Agreement, the services of the Escrow Agent hereunder, or the Escrow Fund held by it hereunder, other than expenses or losses arising from the gross negligence or willful misconduct of the Escrow Agent. Promptly after the receipt by the Escrow Agent of notice of any demand or claim or the commencement of any action, suit or proceeding, the Escrow Agent shall notify the other parties hereto in writing. In the event of the receipt of such notice, the Escrow Agent, in its sole discretion, may commence an action in the nature of interpleader in an appropriate court to determine ownership or disposition of the Escrow Fund in question or it may deposit such Escrow Fund with the clerk of any appropriate court and be relieved of any liability with respect thereto or it may retain the Escrow Fund pending receipt of a final, non-appealable order of a court having jurisdiction over all of the parties hereto directing to whom and under what circumstances the Escrow Fund in question is to be disbursed and delivered.

(h) The Escrow Agent shall be entitled to reimbursement from the parties for all reasonable documented expenses paid or incurred by it in the administration of its duties hereunder including, but not limited to, all counsel, advisors’ and agents’ fees and disbursements and all taxes or other governmental charges. The Escrow Agent shall be entitled to a one time administration fee of $2,500 payable within thirty (30) days of invoice issued by Escrow Agent (which fee shall be split equally between Secure and the Member Respresentative (with the Initial Members reimbursing the Member Representative for such costs)).

(i) From time to time on and after the date hereof, Secure and the Member Representative shall deliver or cause to be delivered to the Escrow Agent such further documents and instruments and shall do or cause to be done such further acts as the Escrow Agent shall reasonably request to carry out more effectively the provisions and purposes of this Agreement, to evidence compliance herewith or to assure itself that it is protected in acting hereunder.

(j) Notwithstanding anything herein to the contrary, the Escrow Agent shall not be relieved from liability hereunder for its own gross negligence or its own willful misconduct.

2.6 This Agreement expressly sets forth all the duties of the Escrow Agent with respect to any and all matters pertinent hereto. No implied duties or obligations shall be read into this Agreement against the Escrow Agent. The Escrow Agent shall not be bound by the provisions of any agreement among the parties hereto except this Agreement and shall have no duty to inquire into the terms and conditions of any agreement made or entered into in connection with this Agreement, other than the Contribution Agreement and the Operating Agreement.

2.7 This Agreement shall inure to the benefit of and be binding upon the parties and their respective heirs, successors, assigns and legal representatives, shall be governed by and construed in accordance with the law of New York applicable to contracts made and to be performed therein. This Agreement cannot be changed or terminated except by a writing signed by Secure, the Member Representative and the Escrow Agent.

2.8 Secure and the Member Representative each hereby consents to the exclusive jurisdiction of the New York state courts sitting in New York County and the federal courts sitting in New York County. Service of process in any action or proceeding brought against any party in respect of any such claim or controversy may be made upon it by registered mail, postage prepaid, return receipt requested, at the address specified in Section 2.9.

2.9. All notices and other communications under this Agreement shall be in writing and shall be deemed given upon delivery if given by hand or the next business day if delivered by nationally recognized overnight carrier, or if given by facsimile or telecopier, upon receipt by the party for whom such notice or communication is intended, in each case to the intended recipient as follows:

If to Secure, to:

Secure America Acquisition Holdings, LLC
1005 North Glebe Road, Suite 550
Arlington, VA 22201
Attn: C. Thomas McMillen
Facsimile: (703) 528-0956
Telephone: (703) 528-7073

With a required copy to (which shall not constitute notice):

Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.
666 Third Avenue
New York, NY 10017
Attn: Kenneth R. Koch, Esq.
Facsimile: (212) 983-3115
Telephone: (212) 935-3000

If to the Initial Members, to the Member Representative at:

James M. Tousignant
3501 W. Vine St. Suite 225
Kissimmee, FL 34741
Facsimile: (407) 483-1935
Telephone: (407) 483-1901

With a required copy to (which shall not constitute notice):

Greenberg Traurig LLP
200 Park Avenue
New York, NY 10166
Attn: Alan I. Annex, Esq.
Facsimile: (212) 801-6400
Telephone: (212) 801-9200

If to the Escrow Agent, to:

SunTrust Banks
919 East Main Street, 7th floor
Richmond, VA 23219
Attn: Emily J. Hare
Facsimile: (804) 782-7855
Telephone: (804) 782-5400

2.10 (a) If this Agreement requires a party to deliver any notice or other document, and such party refuses to do so, the matter shall be submitted to arbitration pursuant to Section 2.2(d) of this Agreement.

(b) This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original instrument and all of which together shall constitute a single agreement.

2.11 Except for the rights of the Indemnitees and the limitations on indemnification contained herein (benefiting, among others, the Initial Members), nothing contained in this Agreement or in any instrument or document executed by any party in connection with the transactions contemplated hereby shall create any rights in, or be deemed to have been executed for the benefit of, any person that is not a party hereto or thereto or a successor or permitted assign of such a party.

[Signatures are on following page]

IN WITNESS WHEREOF, each of the parties hereto has duly executed this Indemnification and Escrow Agreement on the date first above written.

SECURE:

SECURE AMERICA ACQUISITION
CORPORATION

By:
Name:
Title:

COMPANY:

ULTIMATE ESCAPES HOLDINGS, LLC

By:
Name:
Title:

MEMBER REPRESENTATIVE:

James Tousignant

ESCROW AGENT:
SUNTRUST BANKS

By:
Name:
Title:

ANNEX D

CERTIFICATE OF AMENDMENT
OF
THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
SECURE AMERICA ACQUISITION CORPORATION

Secure America Acquisition Corporation, a corporation organized and existing under the General Corporation Law of the State of Delaware, hereby certifies as follows:

1. The name of the corporation (hereinafter called the “Corporation”) is Secure America Acquisition Corporation.

2. The Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on May 14, 2007 (the “Certificate”).

3. The Certificate was amended by the filing of the Certificate of Amendment to the Certificate with the Secretary of State of the State of Delaware on August 6, 2007 to change the name of the Corporation from “Fortress America Acquisition Corporation II” to the current name of “Secure America Acquisition Corporation” (as amended, the “Amended Certificate”).

4. The Amended Certificate was amended and restated by the filing of the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware on October 22, 2007, as corrected by the filing of the Certificate of Correction of the Amended Certificate with the Secretary of State of Delaware on October 24, 2007 (the “Restated Certificate”).

5. The Restated Certificate is hereby amended by deleting the text of the first paragraph of Article Fourth in its entirety and substituting in lieu thereof the following:

“The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is 70,000,000, of which 50,000,000 shares shall be common stock, having a par value of $0.0001 per share (the “Common Stock”), and 20,000,00 shares shall be preferred stock, having a par value of $0.0001 per share (the “Preferred Stock”).”

6. The Restated Certificate is hereby further amended by deleting the second paragraph of Article Sixth in its entirety and substituting in lieu thereof the following:

“A “Business Combination” shall mean the acquisition, or acquisition of control, by the Corporation, through a merger, capital stock exchange, asset acquisition, stock purchase or other similar business combination, of one or more operating businesses (the “Target Business”) having, individually or collectively, a Fair Market Value (as defined below) equal to at least 80% of the Corporation’s net assets (excluding deferred underwriting discounts and commissions held in the Trust Account (as defined below)) on the date of such initial Business Combination; provided, however, that any Business Combination with more than one Target Business shall occur contemporaneously with one another.”

7. The Restated Certificate is hereby further amended by deleting the first sentence of Paragraph C of Article Sixth in its entirety and substituting in lieu thereof the following:

“In the event that the Corporation’s initial Business Combination is approved in accordance with the above paragraph (A) and is consummated by the Corporation, any stockholder of the Corporation holding IPO Shares who voted those IPO Shares with respect to the initial Business Combination may, contemporaneously with such vote, demand that the Corporation convert his, her or its IPO Shares into cash.”

8. The amendment of the Restated Certificate herein certified has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

D-1

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of the Amended and Restated Certificate of Incorporation to be executed and acknowledged by the undersigned on this ___ day of _______, 2009.

SECURE AMERICA
ACQUISITION CORPORATION

By:
Name:
Title:

D-2

ANNEX E

CERTIFICATE OF AMENDMENT
OF
THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
SECURE AMERICA ACQUISITION CORPORATION

Secure America Acquisition Corporation, a corporation organized and existing under the General Corporation Law of the State of Delaware, hereby certifies as follows:

1. The name of the corporation (hereinafter called the “Corporation”) is Secure America Acquisition Corporation.

2. The Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on May 14, 2007 (the “Certificate”).

3. The Certificate was amended by the filing of the Certificate of Amendment to the Certificate with the Secretary of State of the State of Delaware on August 6, 2007 to change the name of the Corporation from “Fortress America Acquisition Corporation II” to the current name of “Secure America Acquisition Corporation” (as amended, the “Amended Certificate”).

4. The Amended Certificate was amended and restated by the filing of the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware on October 22, 2007, as corrected by the filing of the Certificate of Correction of the Amended Certificate with the Secretary of State of Delaware on October 24, 2007 (the “Restated Certificate”).

5. The Restated Certificate was amended by the filing of a Certificate of Amendment to the Restated Certificate with the Secretary of State of the State of Delaware on October [•  ], 2009 (as amended, the “Certificate of Incorporation”).

6. The Certificate of Incorporation is hereby amended by deleting Article Fifth in its entirety and substituting in lieu thereof the following:

“FIFTH: The Corporation shall have perpetual existence.”

7. The amendment of the Certificate of Incorporation herein certified has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of the Amended and Restated Certificate of Incorporation to be executed and acknowledged by the undersigned on this ___ day of _______, 2009.

SECURE AMERICA ACQUISITION
CORPORATION

By:
Name:
Title:

E-1

ANNEX F

SECOND AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
SECURE AMERICA ACQUISITION CORPORATION

Secure America Acquisition Corporation (the “Corporation”), organized and existing under and by virtue of the Delaware General Corporation Law, Title 8, Delaware Code (the “DGCL”), does hereby certify that:

1. The current name of the corporation (hereinafter called the “Corporation”) is “Secure America Acquisition Corporation.”

2. The Corporation was originally incorporated under the name “Fortress America Acquisition Corporation II” by the filing of the original Certificate of Incorporation of the Corporation with the Secretary of State of the State of Delaware on May 14, 2007 (the “Certificate”).

3. The Certificate was amended by the filing of the Certificate of Amendment to the Certificate with the Secretary of State of the State of Delaware on August 6, 2007 to change the name of the Corporation from “Fortress America Acquisition Corporation II” to the current name of “Secure America Acquisition Corporation” (as amended, the “Amended Certificate”).

4. The Amended Certificate was amended and restated by the filing of the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware on October 22, 2007 (the “Restated Certificate”).

5. The Restated Certificate was amended by the filing of Certificates of Amendment to the Restated Certificate with the Secretary of State of the State of Delaware on October [•  ] and [•  ], 2009 (as amended, the “Certificate of Incorporation”).

6. This Second Amended and Restated Certificate of Incorporation (the “Amended and Restated Certificate”), which both restates and further amends the Certificate of Incorporation, was duly adopted, pursuant to §§ 242 and 245 of the DGCL and amends and restates in its entirety the Certificate of Incorporation.

7. Immediately upon filing of this Amended and Restated Certificate, the text of the entire Certificate of Incorporation shall be amended and restated to read in full as set forth below:

FIRST: The name of the corporation is Secure America Acquisition Corporation (hereinafter sometimes referred to as the “Corporation”).

SECOND: The address of the registered office of the Corporation is located at 615 S. DuPont Highway, Kent County, Dover, Delaware. The name of its registered agent at that address is National Corporate Research, Ltd.

THIRD: The purpose of the Corporation shall be to engage in any lawful act or activity for which corporations may be organized under the DGCL.

FOURTH: The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is 320,000,000, of which 300,000,000 shares shall be common stock, having a par value of $0.0001 per share (the “Common Stock”), and 20,000,000 shares shall be preferred stock, having a par value of $0.0001 per share (the “Preferred Stock”).

A. Preferred Stock. The Preferred Stock may be issued from time to time in one or more series. The board of directors (the “Board”) is hereby expressly authorized by resolution or resolutions thereof, to provide out of the unissued shares of Preferred Stock memorialized by filing a certificate pursuant to the applicable law of the State of Delaware (such certificate being hereafter referred to as a “Preferred Stock Designation”), for one or more series of Preferred Stock, and to establish the number of shares to be included in each such series, and to fix the designation, powers, preferences and relative participating, optional or other rights of the shares of each such series and any qualifications, limitations or restrictions thereof. In the event that at any time the Board shall have established and designated one or more series of Preferred Stock consisting of a number of shares less than all of the authorized number of shares of Preferred Stock, the remaining

F-1

authorized shares of Preferred Stock shall be deemed to be shares of an undesignated series of Preferred Stock unless and until designated by the Board as being part of a series previously established or a new series then being established by the Board. Notwithstanding the fixing of the number of shares constituting a particular series, the Board may at any time thereafter authorize an increase or decrease in the number of shares of any such series except as set forth in the Preferred Stock Designation for such series. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status of authorized undesignated Preferred Stock unless and until designated by the Board as being a part of a series previously established or a new series then being established by the Board. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the capital stock of the Corporation entitled to vote thereon without a vote of the holders of the Preferred Stock or of any series thereof, voting as a separate class, irrespective of the provisions of Section 242(b)(2) of the General Corporation Law of the State of Delaware, unless a vote of any such holders is required pursuant to the terms of any Preferred Stock Designation.

B. Common Stock. Except as otherwise required by law or as otherwise provided in any Preferred Stock Designation, the holders of Common Stock shall exclusively possess all voting power, and shall be entitled to one vote for each share of Common Stock held of record by such holder on all matters on which stockholders generally are entitled to vote.

FIFTH: The Corporation shall have perpetual existence.

SIXTH: The following provisions are inserted for the management of the business and for the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:

A. Election of directors need not be by ballot unless the bylaws of the Corporation so provide.

B. The Board shall have the power, without the consent or vote of the stockholders, to make, alter, amend, change, add to or repeal the bylaws of the Corporation as provided in the bylaws of the Corporation.

C. In addition to the powers and authorities hereinbefore or by statute expressly conferred upon them, the Board is hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation; subject, nevertheless, to the provisions of the DGCL, the Certificate of Incorporation and any bylaws from time to time made by the stockholders; provided, however, that no bylaw so made shall invalidate any prior act of the Board which would have been valid if such bylaw had not been made.

D. The Board (other than those director(s) elected by the holders of any outstanding series of Preferred Stock as provided for or fixed pursuant to the Certificate of Incorporation or any Preferred Stock Designation) shall be divided into three classes: Class A, Class B and Class C. The number of directors in each class shall be as nearly equal as possible. The directors in Class A shall be elected for a term expiring at the first annual meeting of stockholders, the directors in Class B shall be elected for a term expiring at the second annual meeting of stockholders and the directors in Class C shall be elected for a term expiring at the third annual meeting of stockholders. Commencing at the first annual meeting of stockholders, and at each annual meeting thereafter, directors elected to succeed those directors whose terms expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election. Except as the DGCL may otherwise require (and subject to the rights, if any, of the holders of any outstanding series of Preferred Stock as provided for or fixed pursuant to the Certificate of Incorporation or any Preferred Stock Designation), in the interim between annual or special meetings of stockholders called for the election of directors and/or the removal of one or more directors and the filling of any vacancy in connection therewith, newly created directorships and any vacancies in the Board, including unfilled vacancies resulting from the removal of directors for cause, shall be filled solely and exclusively by the vote of a majority of the remaining directors then in office, although less than a quorum (as defined in the Corporation’s bylaws), or by the sole remaining director. All directors shall hold office until the expiration of their respective terms of office and until their successors shall have been elected and qualified. A director elected to fill a vacancy resulting from the death, resignation or removal of a director shall serve for the remainder of the full term of the director whose death, resignation or removal shall have created such vacancy and until his successor shall have been elected and qualified.

F-2

SEVENTH: To the fullest extent permitted by law, a director of the Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. If the DGCL or any other law of the State of Delaware is amended after approval by the stockholders of this Article SEVENTH to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL or such other law as so amended.

Any amendment, repeal or modification of the foregoing provisions of this Article SEVENTH shall not adversely affect any right or protection of any director of the Corporation in respect of any act or omission occurring prior to the time of such amendment, repeal or modification.

EIGHTH: To the fullest extent permitted by applicable law, the Corporation isauthorized to provide indemnification of (and advancement of expenses to) directors, officers and agents of the Corporation (and any other persons to which the DGCL permits the Corporation to provide indemnification and/or advancement of expenses) through Bylaw provisions, agreements with such persons, vote of stockholders or disinterested directors or otherwise, in excess of the indemnification and advancement otherwise permitted by Section 145 of the General Corporation Law.

Any amendment, repeal or modification of the foregoing provisions of this Article EIGHTH shall not adversely affect any right or protection of any director, officer or other agent of the Corporation in respect of any act or omission occurring prior to at the time of such amendment, repeal or modification.

NINTH: The Corporation reserves the right, at any time, and from time to time, to amend, alter, change or repeal any provision contained in this Amended and Restated Certificate and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted, in the manner now or hereafter prescribed by law; and all rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or any other persons whomsoever by and pursuant to this Amended and Restated Certificate in its current form or as hereafter amended are granted subject to the rights reserved in this Article NINTH.

IN WITNESS WHEREOF, the undersigned has executed and acknowledged this Amended and Restated Certificate this ___ day of October, 2009.

SECURE AMERICA ACQUISITION
CORPORATION

By:
Name:
Title:

F-3

ANNEX G

SECURE AMERICA ACQUISITION CORPORATION

2009 STOCK OPTION PLAN

1. Purpose.  The purpose of this Plan is to advance the interests of Secure America Acquisition Corporation, a Delaware corporation (the “Company”), and its Related Entities by providing an additional incentive to attract and retain qualified and competent persons who provide services to the Company and its Related Entities, and upon whose efforts and judgment the success of the Company and its Related Entities is largely dependent, through the encouragement of stock ownership in the Company by such persons.

2. Definitions.  As used herein, the following terms shall have the meanings indicated:

(a) “Board” shall mean the Board of Directors of the Company.

(b) “Cause” shall, with respect to any Optionee, have the equivalent meaning (or the same meaning as “cause” or “for cause”) set forth in any employment agreement, consulting, or other agreement for the performance of services between the Optionee, and the Company or a Related Entity or, in the absence of any such agreement or any such definition in such agreement, such term shall mean (i) the failure by the Optionee to perform, in a reasonable manner, his or her duties as assigned by the Company or a Related Entity, (ii) any violation or breach by the Optionee of his or her employment agreement, consulting or other similar agreement with the Company or a Related Entity, if any, (iii) any violation or breach by the Optionee of any non-competition, non-solicitation, non-disclosure and/or other similar agreement with the Company or a Related Entity, (iv) any act by the Optionee of dishonesty or bad faith with respect to the Company (or a Related Entity), (v) use of alcohol, drugs or other similar substances in a manner that adversely affects the Optionee’s work performance, or (vi) the commission by the Optionee of any act, misdemeanor, or crime reflecting unfavorably upon the Optionee or the Company or any Related Entity. The good faith determination by the Committee of whether the Optionee’s Continuous Service was terminated by the Company for “Cause” shall be final and binding for all purposes hereunder.

(c) “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

(d) “Committee” means a committee designated by the Board to administer the Plan; provided, however, that if the Board fails to designate a committee or if there are no longer any members on the committee so designated by the Board, then the Board shall serve as the Committee. The Committee shall consist of at least two directors, and each member of the Committee shall be (i) a “non-employee director” within the meaning of Rule 16b-3 (or any successor rule) under the Exchange Act, unless administration of the Plan by “non-employee directors” is not then required in order for exemptions under Rule 16b-3 to apply to transactions under the Plan, (ii) an “outside director” within the meaning of Section 162(m) of the Code, and (iii) an “Independent”.

(e) “Common Stock” shall mean the Company’s common stock, par value $0.0001 per share.

(f) “Company” shall mean Secure America Acquisition Corporation, a Delaware corporation.

(g) “Consultant” shall mean any person (other than an Employee or a Director, solely with respect to rendering services in such person’s capacity as a Director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.

(h) “Continuous Service” shall mean the continuous service to the Company or any Related Entity, without interruption or termination, in any capacity of Employee, Director or Consultant. Continuous Service shall not be considered interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entity, or any successor, in any capacity of Employee, Director or Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or any Related Entity in any capacity of Employee, Director or Consultant (except as otherwise provided in the Option Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave.

(i) “Director” shall mean a member of the Board or the board of directors of any Related Entity.

(j) “Disability” means a permanent and total disability (within the meaning of Section 22(e) of the Code), as determined by a medical doctor satisfactory to the Committee.

(k) “Effective Date” shall mean August 31, 2009.

(l) “Employee” shall mean any person, including an officer or Director, who is an employee of the Company or any Related Entity. The payment of a Director’s normal compensation and fee (as applicable to all Directors or Committee members, as the case may be) by the Company or a Related Entity shall not be sufficient to constitute “employment” by the Company.

(m) “Fair Market Value” of a Share on any date of reference shall mean the “Closing Price” (as defined below) of the Common Stock on the business day immediately preceding the date of reference, unless the Committee in its sole discretion shall determine otherwise in a fair and uniform manner. For the purpose of determining Fair Market Value, the “Closing Price” of the Common Stock on any business day shall be (i) if the Common Stock is listed or admitted for trading on any United States national securities exchange, or if actual transactions are otherwise reported on a consolidated transaction reporting system, the last reported sale price of Common Stock on such exchange or reporting system, as reported in any newspaper of general circulation, (ii) if the Common Stock is quoted on the National Association of Securities Dealers Automated Quotations System (“NASDAQ”), or any similar system of automated dissemination of quotations of securities prices in common use, the last reported sale price of Common Stock on such system or, if sales prices are not reported, the mean between the closing high bid and low asked quotations for such day of Common Stock on such system, as reported in any newspaper of general circulation or (iii) if neither clause (i) or (ii) is applicable, the mean between the high bid and low asked quotations for the Common Stock as reported by the National Quotation Bureau, Incorporated if at least two securities dealers have inserted both bid and asked quotations for Common Stock on at least five of the ten preceding days. If neither (i), (ii), or (iii) above is applicable, then Fair Market Value shall be determined by the Committee in a fair and uniform manner.

(n) “Incentive Stock Option” shall mean an incentive stock option as defined in Section 422 of the Internal Revenue Code.

(o) “Independent”, when referring to either the Board or members of the Committee, shall have the same meaning as used in the rules of the NYSE Amex LLC or any national securities exchange on which any securities of the Company are listed for trading, and if not listed for trading, by the rules of Nasdaq Stock Market.

(p) “Non-Qualified Stock Option” shall mean an Option that is not an Incentive Stock Option.

(q) “Option” (when capitalized) shall mean any option granted under this Plan.

(r) “Option Agreement” shall mean the agreement between the Company and the Optionee for the grant of an option.

(s) “Optionee” shall mean a person to whom a stock option is granted under this Plan or any person who succeeds to the rights of such person under this Plan by reason of the death of such person.

(t) “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Securities Exchange Act and used in Sections 13(d) and 14(d) thereof, and shall include a “group” as defined in Section 13(d) thereof.

(u) “Plan” shall mean this 2009 Stock Option Plan for the Company.

(v) “Related Entity” shall mean any Subsidiary, and any business, corporation, partnership, limited liability company or other entity in which the Company or a Subsidiary holds a substantial ownership interest, directly or indirectly, and shall specifically include Ultimate Escapes Holdings, LLC, a Delaware limited liability company.

(w) “Securities Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

(x) “Share” shall mean a share of Common Stock.

(y) “Subsidiary” shall mean any corporation or other entity in which the Company has a direct or indirect ownership interest of 50% or more of the total combined voting power of the then outstanding securities or interests of such corporation or other entity entitled to vote generally in the election of directors or in which the Company has the right to receive 50% or more of the distribution of profits or 50% or more of the assets on liquidation or dissolution.

3. Shares Available for Option Grants.  The Committee may grant to Optionees from time to time Options to purchase an aggregate of up to One Million Two Hundred Thousand (1,200,000) Shares from the Company’s authorized and unissued Shares.

In determining the number of Shares that remain issuable under the Plan at any time after the date the Plan is adopted, the following Shares will be deemed not to have been issued (and will be deemed to remain available for issuance) under the Plan: (i) Shares remaining under an option grant made under the Plan that terminates or is canceled without having been exercised or earned in full; (ii) Shares subject to an option grant under the Plan where cash is delivered to the holder of the options in lieu of Shares upon exercise; and (iii) Shares that are withheld in order to pay the purchase price of shares acquired upon the exercise of an option grant under the Plan or to satisfy the tax withholding obligations associated with such exercise. The number of Shares issued in connection with an award under the Plan will be determined net of any previously-owned shares tendered by the holder of the Award in payment of the exercise price or of applicable withholding taxes.

4. Incentive and Non-Qualified Options.

(a) An Option granted hereunder shall be either an Incentive Stock Option or a Non-Qualified Stock Option as determined by the Committee at the time of grant of the Option and the Option Agreement relating to the Option shall clearly state whether it is an Incentive Stock Option or a Non-Qualified Stock Option. All Incentive Stock Options shall be granted within 10 years from the Effective Date. Incentive Stock Options may not be granted to any person who is not an Employee of the Company or a Related Entity.

(b) Options otherwise qualifying as Incentive Stock Options hereunder will not be treated as Incentive Stock Options to the extent that the aggregate fair market value (determined at the time the Option is granted) of the Shares with respect to which Options meeting the requirements of Section 422(b) of the Code are exercisable for the first time by any individual during any calendar year (under all plans of the Company and its parent corporation or subsidiary corporation, as those terms are defined in Sections 424(e) and (f) of the Code, respectively, exceeds $100,000.

5. Conditions for Grant of Options.

(a) Each Option shall be evidenced by an Option Agreement that may contain any term deemed necessary or desirable by the Committee, provided such terms are not inconsistent with this Plan or any applicable law. Optionees shall be those persons who are selected by the Committee from the class of all Employees, Directors and Consultants of the Company or any Related Entity.

(b) In granting Options, the Committee shall take into consideration the contribution the person has made to the success of the Company or any Related Entities and such other factors as the Committee shall determine. The Committee shall also have the authority to consult with and receive recommendations from officers and other personnel of the Company and its Related Entities with regard to these matters. The Committee may from time to time in granting Options under the Plan prescribe such other terms and conditions concerning such Options as it deems appropriate, including, without limitation, (i) prescribing the date or dates on which the Option becomes exercisable, (ii) providing that the Option rights accrue or become exercisable in installments over a period of years, or upon the attainment of stated goals or both, or (iii) relating an Option to the Continuous Service or continued employment of the Optionee for a specified period of time, provided that such terms and conditions are not more favorable to an Optionee than those expressly permitted herein.

(c) The Options granted to Optionees under this Plan shall be in addition to regular salaries, pension, life insurance or other benefits related to their Continuous Service with the Company or its Related Entities. Neither the Plan nor any Option granted under the Plan shall confer upon any person any right to continuance of any Continuous Service by the Company or its Related Entities.

(d) The Committee shall have the discretion to grant Options that are exercisable for unvested Shares. Should the Optionee’s Continuous Service cease while holding such unvested Shares, the Company shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested Shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Committee and set forth in the Option Agreement for the relevant Option.

(e) Notwithstanding any other provision of this Plan, an Incentive Stock Option shall not be granted to any person owning directly or indirectly (through attribution under Section 424(d) of the Code) at the date of grant, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or of any parent corporation or subsidiary corporation of the Company (as those terms are defined in Sections 424(e) and 424(f) of the Code, respectively) at the date of grant) unless the exercise price of such Option is at least 110% of the Fair Market Value of the Shares subject to such Option on the date the Option is granted, and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.

(f) Notwithstanding any other provision of this Plan, and in addition to any other requirements of this Plan, the aggregate number of Options granted to any one Optionee may not exceed 1,000,000, subject to adjustment as provided in Section 10 hereof.

6. Exercise Price.  The exercise price per Share of any Option shall be any price determined by the Committee but shall not be less than the par value per Share; provided, however, that in no event shall the exercise price per Share of any Incentive Stock Option be less than the Fair Market Value of the Shares underlying such Option on the date such Option is granted.

7. Exercise of Options.

(a) An Option shall be deemed exercised when (i) the Company has received written notice of such exercise in accordance with the terms of the Option, (ii) full payment of the aggregate exercise price of the Shares as to which the Option is exercised has been made, and (iii) arrangements that are satisfactory to the Committee in its sole discretion have been made for the Optionee’s payment to the Company of the amount that is necessary for the Company or Related Entity employing the Optionee to withhold in accordance with applicable Federal or state tax withholding requirements.

(b) The consideration to be paid for the Shares to be issued upon exercise of an Option, as well as the method of payment of the exercise price and of any withholding and employment taxes applicable thereto, shall be determined by the Committee and may in the discretion of the Committee consist of: (1) cash, (2) certified or official bank check, (3) money order, (4) Shares that have been held by the Optionee for at least six months (or such other Shares as the Committee determines will not cause the Company to recognize for financial accounting purposes a charge for compensation expense), (5) the withholding of Shares issuable upon exercise of the Option, (6) pursuant to a “cashless exercise” procedure, by delivery of a properly executed exercise notice together with such other documentation, and subject to such guidelines, as the Committee shall require to effect an exercise of the Option and delivery to the Company by a licensed broker acceptable to the Company of proceeds from the sale of Shares or a margin loan sufficient to pay the exercise price and any applicable income or employment taxes, or (7) in such other consideration as the Committee deems appropriate, or by a combination of the above. In the case of an Incentive Stock Option, the permissible methods of payment shall be specified at the time the Option is granted. The Committee in its sole discretion may accept a personal check in full or partial payment of any Shares. If the exercise price is paid, and/or the Optionee’s tax withholding obligation is satisfied, in whole or in part with Shares, or through the withholding of Shares issuable upon exercise of the Option, the value of the Shares surrendered or withheld shall be their Fair Market Value on the date the Option is exercised.

(c) The Committee in its sole discretion may, on an individual basis or pursuant to a general program established in connection with this Plan, cause the Company to lend money to an Optionee, guarantee a loan to an Optionee, or otherwise assist an Optionee to obtain the cash necessary to exercise all or a portion of an Option granted hereunder or to pay any tax liability of the Optionee attributable to such exercise; provided that such loan, loan guaranty, or assistance in obtaining a loan is not in violation of the Sarbanes-Oxley Act of 2002, or any rule or regulation adopted thereunder or any other applicable law. If the exercise price is paid in whole or part with the Optionee’s promissory note, such note shall (i) provide for full recourse to the maker, (ii) be collateralized by the pledge of the Shares that the Optionee purchases upon exercise of the Option, (iii) bear interest at the prime rate of the Company’s principal lender, and (iv) contain such other terms as the Committee in its sole discretion shall reasonably require.

(d) No Optionee shall be deemed to be a holder of any Shares subject to an Option unless and until a stock certificate or certificates for those Shares are issued to that person(s) under the terms of this Plan. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date the stock certificate is issued, except as expressly provided in Section 10 hereof.

8. Exercisability of Options.  Any Option shall become exercisable in such amounts, at such intervals and upon such terms and/or conditions as the Committee shall provide in the Option Agreement for that Option, except as otherwise provided in this Section 8:

(a) The expiration date of an Option shall be determined by the Committee at the time of grant, but in no event shall an Option be exercisable after the expiration of 10 years from the date of grant of the Option.

(b) The Option Agreement relating to any Option may provide that the Option shall become immediately fully exercisable in the event of a “Change in Control” and/or shall become fully exercisable in the event that the Committee exercises its discretion to provide a cancellation notice with respect to the Option pursuant to Section 9(b) hereof. For this purpose, the term “Change in Control” shall mean the occurrence of any of the following:

(i) The acquisition by any Person of Beneficial Ownership (as those terms are defined in Section 3(a)(9) of the Securities Exchange Act, of twenty percent (20%) or more of either (A) the value of the then outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities); provided, however, that for purposes of this Section 8(b), the following acquisitions shall not constitute a Change of Control: (w) any acquisition directly from the Company; (x) any acquisition by the Company; (y) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary; or (z) any acquisition by any corporation pursuant to a transaction which complies with clauses (A), (B) and (C) of subsection (iii) below; or

(ii) During any period of two (2) consecutive years (not including any period prior to the Effective Date) individuals who constitute the Board on the Effective Date (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election, by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(iii) Consummation of a reorganization, merger, statutory share exchange or consolidation or similar corporate transaction involving the Company or any of its Subsidiaries, a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or stock of another entity by the Company or any of its Subsidiaries (each a “Business Combination”), in each case, unless, following such Business Combination, (A) all or substantially all of the individuals and entities who were the Beneficial Owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than fifty percent (50%) of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, twenty percent (20%) or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (C) at least a majority of the members of the Board of Directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

(iv) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

Notwithstanding anything in this Section 8(b) to the contrary, a Change in Control shall not result from an exchange of Units for Shares of the Company pursuant to Article X of Amended and Restated Operating Agreement of Ultimate Escapes Holdings, LLC, dated as of October   , 2009.

(c) The Committee may in its sole discretion, accelerate the date on which any Option may be exercised and may accelerate the vesting of any Shares subject to any Option or previously acquired by the exercise of any Option.

9. Termination of Option Period.

(a) Unless otherwise provided in any Option Agreement, the unexercised portion of any Option shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:

(i) three months after the date on which the Optionee’s Continuous Service is terminated other than by reason of (A) Cause, (B) a Disability of the Optionee as determined by a medical doctor satisfactory to the Committee, or (C) death of the Optionee;

(ii) immediately upon the termination of the Optionee’s Continuous Service for Cause;

(iii) twelve months after the date on which the Optionee’s Continuous Service is terminated by reason of a Disability as determined by a medical doctor satisfactory to the Committee;

(iv) (A) twelve months after the date of termination of the Optionee’s Continuous Service by reason of the death of the Optionee, or, if later, (B) three months after the date on which the Optionee shall die if such death shall occur during the one year period specified in Subsection 9(a)(iii) hereof; or

(v) immediately in the event that the Optionee shall file any lawsuit or arbitration claim against the Company or any Subsidiary, or any of their respective officers, directors or shareholders.

(b) To the extent not previously exercised, (i) each Option shall terminate immediately in the event of (1) the liquidation or dissolution of the Company, or (2) any reorganization, merger, consolidation or other form of corporate transaction in which either the Company does not survive or the Shares are exchanged for or converted into securities issued by another entity, unless the successor or acquiring entity, or an affiliate thereof, assumes the Option or substitutes an equivalent option or right pursuant to Section 10(c) hereof, and (ii) the Committee in its sole discretion may by written notice (“cancellation notice”) cancel, effective upon the consummation of any Business Combination described in Subsection 8(b)(iii) hereof, any Option that remains unexercised on the effective date of that Business Combination. The Committee shall give written notice of any proposed transaction referred to in this Section 9(b) a reasonable period of time prior to the closing date for such transaction (which notice may be given either before or after approval of such transaction), in order that Optionees may have a reasonable period of time prior to the closing date of such transaction within which to exercise any Options that then are exercisable (including any Options that may become exercisable upon the closing date of such transaction). An Optionee may condition his exercise of any Option upon the consummation of a transaction referred to in this Section 9(b).

10. Adjustment of Shares.

(a) If at any time while the Plan is in effect or unexercised Options are outstanding, there shall be any increase or decrease in the number of issued and outstanding Shares through the declaration of a stock dividend or through any recapitalization resulting in a stock split-up, combination or exchange of Shares, then and in that event, the Committee shall make:

(i) appropriate adjustment in the maximum number of Shares available for grant under the Plan, or available for grant to any person under the Plan, so that the same percentage of the Company’s issued and outstanding Shares shall continue to be subject to being so optioned; and

(ii) appropriate adjustment in the number of Shares and the exercise price per Share thereof then subject to any outstanding Option, so that the same percentage of the Company’s issued and outstanding Shares shall remain subject to purchase at the same aggregate exercise price.

(b) Unless otherwise provided in any Option Agreement, the Committee may change the terms of Options outstanding under this Plan, with respect to the exercise price or the number of Shares subject to the Options, or both, when, in the sole discretion of the Committee, such adjustments become appropriate to preserve benefits under the Plan.

(c) In the event of any proposed sale of all or substantially all of the Company’s assets or any reorganization, merger, consolidation, or other form of corporate transaction in which the Company does not survive, or in which the Shares are exchanged for or converted into securities issued by another entity, the successor or acquiring entity or an affiliate thereof may, with the consent of the Committee, assume each outstanding Option or substitute an equivalent option or right. If the successor or acquiring entity or an affiliate thereof, does not cause such an assumption or substitution of any Option, then that Option shall terminate pursuant to Section 9(d) hereof upon consummation of the sale, merger, consolidation, or other corporate transaction, with or without consideration as determined by the Committee. The Committee shall give written notice of any proposed transaction referred to in this Section 10(c) a reasonable period of time prior to the closing date for such transaction (which notice may be given either before or after the approval of such transaction), in order that Participants may have a reasonable period of time prior to the closing date of such transaction within which to exercise any Options that are then exercisable (including any Options that may become exercisable upon the closing date of such transaction). A Participant may condition his exercise of any Options upon the consummation of the transaction.

(d) Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with a direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made to, the number of or exercise price for Shares then subject to outstanding Options granted under the Plan.

(e) Without limiting the generality of the foregoing, the existence of outstanding Options granted under the Plan shall not affect in any manner the right or power of the Company to make, authorize or consummate (i) any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business; (ii) any merger or consolidation of the Company; (iii) any issue by the Company of debt securities, or preferred or preference stock that would rank above the Shares subject to outstanding Options; (iv) the dissolution or liquidation of the Company; (v) any sale, transfer or assignment of all or any part of the assets or business of the Company; or (vi) any other corporate act or proceeding, whether of a similar character or otherwise.

11. Transferability.  No Incentive Stock Option, and unless the prior written consent of the Committee is obtained (which consent may be withheld for any reason) and the transaction does not violate the requirements of Rule 16b-3 promulgated under the Securities Exchange Act no Non-Qualified Stock Option, shall be subject to alienation, assignment, pledge, charge or other transfer other than by the Optionee by will or the laws of descent and distribution, and any attempt to make any such prohibited transfer shall be void. Each Option shall be exercisable during the Optionee’s lifetime only by the Optionee, or in the case of a Non-Qualified Stock Option that has been assigned or transferred with the prior written consent of the Committee, only by the permitted assignee.

No Shares acquired by an officer or Director pursuant to the exercise of an Option may be sold, assigned, pledged or otherwise transferred prior to the expiration of the six-month period following the date on which the Option was granted, unless the transaction does not violate the requirements of Rule 16b-3 promulgated under the Securities Exchange Act.

12. Issuance of Shares.

(a) Notwithstanding any other provision of this Plan, the Company shall not be obligated to issue any Shares unless it is advised by counsel of its selection that it may do so without violation of the applicable Federal and State laws pertaining to the issuance of securities, and may require any stock so issued to bear a legend, may give its transfer agent instructions, and may take such other steps, as in its judgment are reasonably required to prevent any such violation.

(b) As a condition to any sale or issuance of Shares upon exercise of any Option, the Committee may require such agreements or undertakings as the Committee may deem necessary or advisable to facilitate compliance with any applicable law or regulation including, but not limited to, the following:

(i) a representation and warranty by the Optionee to the Company, at the time any Option is exercised, that he is acquiring the Shares to be issued to him for investment and not with a view to, or for sale in connection with, the distribution of any such Shares; and

(ii) a representation, warranty and/or agreement to be bound by any legends endorsed upon the certificate(s) for the Shares that are, in the opinion of the Committee, necessary or appropriate to facilitate compliance with the provisions of any securities laws deemed by the Committee to be applicable to the issuance and transfer of those Shares.

13. Administration of the Plan.

(a) The Plan shall be administered by the Committee which shall be composed of two or more Directors. The membership of the Committee shall be constituted so as to comply at all times with the then applicable requirements for Outside Directors of Rule 16b-3 promulgated under the Securities Exchange Act and Section 162(m) of the Code. The Committee shall serve at the pleasure of the Board and shall have the powers designated herein and such other powers as the Board may from time to time confer upon it.

(b) Any and all decisions or determinations of the Committee shall be made either (i) by a majority vote of the members of the Committee at a meeting or (ii) without a meeting by the unanimous written approval of the members of the Committee.

(c) The Committee, from time to time, may adopt rules and regulations for carrying out the purposes of the Plan.

(d) The determinations of the Committee, and its interpretation and construction of any provision of the Plan or any Option Agreement, shall be final and binding on all persons, unless determined otherwise by the Board.

14. Withholding or Deduction for Taxes.  If at any time specified herein for the making of any issuance or delivery of any Option or Shares to any Optionee, any law or regulation of any governmental authority having jurisdiction in the premises shall require the Company or a Related Entity to withhold, or to make any deduction for, any taxes or to take any other action in connection with the issuance or delivery then to be made, the issuance or delivery shall be deferred until the withholding or deduction shall have been provided for by the Optionee or beneficiary, or other appropriate action shall have been taken.

15. Interpretation.

(a) As it is the intent of the Company that the Plan shall comply in all respects with Rule 16b-3 promulgated under the Securities Exchange Act (“Rule 16b-3”), any ambiguities or inconsistencies in construction of the Plan shall be interpreted to give effect to such intention, and if any provision of the Plan is found not to be in compliance with Rule 16b-3, such provision shall be deemed null and void to the extent required to permit the Plan to comply with Rule 16b-3. The Committee may from time to time adopt rules and regulations under, and amend, the Plan in furtherance of the intent of the foregoing.

(b) The Plan and any Option Agreements entered into pursuant to the Plan shall be administered and interpreted so that all Incentive Stock Options granted under the Plan will qualify as Incentive Stock Options under Section 422 of the Code. If any provision of the Plan or any Option Agreement relating to an Incentive Stock Option should be held invalid for the granting of Incentive Stock Options or illegal for any reason, that determination shall not affect the remaining provisions hereof, but instead the Plan and the Option Agreement shall be construed and enforced as if such provision had never been included in the Plan or the Option Agreement.

(c) This Plan shall be governed by the laws of the State of Delaware, without reference to the conflict of laws rules or principals thereof.

(d) Headings contained in this Plan are for convenience only and shall in no manner be construed as part of this Plan.

(e) Any reference to the masculine, feminine, or neuter gender shall be a reference to such other gender as is appropriate.

16. Amendment and Discontinuation of the Plan.  The Committee may from time to time amend, suspend or terminate the Plan or any Option; provided, however, that, any amendment to the Plan shall be subject to the approval of the Company’s shareholders if such shareholder approval is required by any applicable federal or state law or regulation (including, without limitation, Rule 16b-3 or to comply with Section 162(m) of the Code) or the rules of any stock exchange or automated quotation system on which the Common Stock may then be listed or granted. Except to the extent provided in Sections 9 and 10 hereof, no amendment, suspension or termination of the Plan or any Option issued hereunder shall substantially impair the rights or benefits of any Optionee pursuant to any Option previously granted without the consent of the Optionee.

17. Effective Date and Termination Date.  The effective date of the Plan is the Effective Date, and the Plan shall terminate on the 10th anniversary of the Effective Date. This Plan shall be submitted to the shareholders of the Company for their approval and adoption and Options hereunder may be granted prior to such approval and adoption; provided, however, that any Incentive Stock Options granted hereunder, and if but only to the extent otherwise required by law or the rules of any stock exchange or automated quotation system on which the Common Stock may be listed, any Non-Qualified Stock Options granted hereunder, prior to such approval and adoption shall be contingent upon obtaining such approval and adoption.

ANNEX H

AMENDMENT NO. 1 TO
WARRANT AGREEMENT

This Amendment No. 1 to the Warrant Agreement, dated as of October [•  ], 2009 (this “Amendment”), is entered into by and between Secure America Acquisition Corporation, a Delaware corporation, with offices at 1005 North Glebe Road, Suite 550, Arlington, VA 22201 (the “Company”), and Continental Stock Transfer & Trust Company, a New York corporation, with offices at 17 Battery Place, New York, New York 10004 (the “Warrant Agent”).

1. Reference to Warrant Agreement; Definitions. Reference is made to the Warrant Agreement dated as of October 23, 2007, by and between the Company and the Warrant Agent (the “Agreement”) and, specifically, to Section 9.8 thereof entitled, “Amendments.” Terms defined in the Agreement and not otherwise defined herein are used herein with the meanings so defined.

2. Amendments to Agreement. The Agreement is hereby amended as follows:

a. The term “Warrant Price,” as defined in the Agreement, is hereby amended by deleting “$5.25” and replacing it with “$8.80,” such that section 3.1 of the Agreement entitled, “Warrant Price,” shall read as follows:

3.1 Warrant Price. Each Warrant shall, when countersigned by the Warrant Agent, entitle the registered holder thereof, subject to the provisions of such Warrant and of this Warrant Agreement, to purchase from the Company the number of shares of Common Stock stated therein, at the price of $8.80 per whole share, subject to the adjustments provided in Section 4 hereof and in the last sentence of this Section 3.1. The term “Warrant Price” as used in this Warrant Agreement refers to the price per share at which Common Stock may be purchased at the time a Warrant is exercised. The Company in its sole discretion may lower the Warrant Price at any time prior to the Expiration Date; provided, however, that any such reduction shall apply equally to all of the Warrants and, provided further, that any reduction in the Warrant Price must remain in effect for at least twenty (20) business days.

b. By deleting section 3.2 of the Agreement entitled, “Duration of Warrants,” in its entirety and replacing it instead with the following new section 3.2:

3.2 Duration of Warrants. A Warrant may be exercised only during the period (“Exercise Period”) commencing on the consummation by the Company of a merger, capital stock exchange, asset acquisition, stock purchase or other similar business combination, as described more fully in the Company’s Registration Statement (a “Business Combination”), and terminating at 5:00 p.m., New York City time on the earlier to occur of (x) October [•  ], 2013 or (y) the date fixed for redemption of the Warrants, if any, as provided in Section 6 of this Agreement (the “Expiration Date”). Except with respect to the right to receive the Redemption Price (as set forth in Section 6 hereunder), each Warrant not exercised on or before the Expiration Date shall become void, and all rights thereunder and all rights in respect thereof under this Agreement shall cease at 5:00 p.m. New York City time on the Expiration Date. The Company in its sole discretion may extend the duration of the Warrants by delaying the Expiration Date.

c. Section 6.1 of the Agreement entitled, “Redemption,” is hereby amended by deleting the reference to “$11.50” and replacing it with “$15.05,” such that section 6.1 of the Agreement shall read as follows:

6.1 Redemption. Not less than all of the outstanding Warrants may be redeemed, at the option of the Company, at any time after they become exercisable and prior to their expiration, at the office of the Warrant Agent, upon the notice referred to in Section 6.2, at the price of $0.01 per Warrant (“Redemption Price”), provided that the reported last sale price of the Common Stock has been equal to or greater than $15.05 per share on each of twenty (20) trading days within any thirty (30) trading day period ending on the third business day prior to the date on which notice of redemption is given. Notwithstanding anything herein to the contrary, no Founder Warrants shall be redeemable so long as such Founder Warrant is held by Founder or one of its members as of the date of this Agreement. The provisions of this Section 6.1 may not be modified, amended or deleted without the prior written consent of SunTrust.

3. Miscellaneous. Except as otherwise set forth herein, the Agreement shall remain in full force and effect without change or modification. This Amendment may be executed in any number of counterparts, all of which together shall constitute one instrument, and shall bind and inure to the benefit of the parties and their respective successors and assigns.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 to the Warrant Agreement as of the day and year first written above.

SECURE AMERICA ACQUISITION
  CORPORATION

By: Name: Title:
CONTINENTAL STOCK TRANSFER & TRUST COMPANY
By: Name: Title:

ANNEX I

VOTING AGREEMENT

This Voting Agreement (this “Agreement”), dated as of [•  ], 2009, is entered into by and among Secure America Acquisition Holdings, LLC (“SAAH”), S. Kent Rockwell, Asa Hutchinson, Philip A. McNeill, Brian C. Griffin and Mark A. Frantz (collectively, with SAAH, the “SAAC Founders”), Ultimate Resort Holdings, LLC, a Delaware limited liability company (“URH”) and Private Escapes Holdings, LLC, a Delaware limited liability company (“Private Escapes,” and together with URH, the “Members”).

WHEREAS, Secure America Acquisition Corporation, a Delaware corporation (“SAAC”), Ultimate Escapes Holdings, LLC, a Delaware limited liability company (the “Company”), URH and the Members’ representative have entered into a Contribution Agreement, dated as of September [•  ], 2009 (the “Contribution Agreement”), pursuant to which SAAC will receive membership interests in the Company in exchange for the Secure Contribution Property, as defined therein;

WHEREAS, pursuant to and in accordance with the terms and provisions of the Amended and Restated Operating Agreement of the Company, the Members have certain rights with respect to conversion of their Membership Interests into capital stock of SAAC; and

WHEREAS, one of the conditions to the consummation of the transactions contemplated by the Contribution Agreement is the execution and delivery of this Agreement so as to impose the within restrictions and obligations on the Members and the SAAC Founders for the mutual benefit of the parties hereto. Capitalized terms used herein and not otherwise defined shall have the meanings given to them in the Contribution Agreement.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and for other valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

1. Voting of Shares.

(a) From the Effective Time until the three-year anniversary of the date on which the special meeting of SAAC’s stockholders is held in order to implement the provisions of Section 5.9 of the Contribution Agreement, all of the Members and the SAAC Founders shall vote or cause to be voted all Shares (as defined in Section 2 below) owned by it, or over which it has voting control, at any meeting for the election of directors of SAAC or in any written consent in lieu of such meeting, and otherwise use its respective best efforts, so as to fix the number of directors of SAAC at six (subject to increase upon the mutual consent of SAAH and URH) and to elect the following persons to the board of directors of SAAC (the “Board of Directors”):

(i) two (2) members of the Board of Directors designated by SAAH, it being understood and agreed that the initial directors shall be (A) C. Thomas McMillen, as a Class C director (as defined in SAAC’s charter, “Class C Director”) and (B) Mark A. Frantz, as a Class B director (as defined in SAAC’s charter, “Class B Director”), each of whom shall serve from the Effective Time for their respective terms, or until their successors have been duly elected and qualified; and

(ii) four (4) members of the Board of Directors designated by URH, it being understood and agreed that the initial directors shall be (A) James Tousignant as a Class C Director, (B) Richard Keith, as a Class B Director, (C) [•  ], as a Class A director (as defined in SAAC’s charter, “Class A Director”) and (D) Steve Griessel, as a Class A Director, each of whom shall serve from the Effective Time for their respective terms, or until their respective successors have been duly elected and qualified;

it being understood that, at all times, at least both of the nominees of SAAH and two of the nominees of URH shall qualify as independent directors under the Securities Exchange Act of 1934, as amended, and the Nasdaq Stock Market rules and regulations (collectively, “Applicable Law”) and those independent members of the Board of Directors must be comprised of directors selected pursuant to Section 1(a)(i) and 1(a)(iii) above.

(b) The parties hereto shall vote at a regular or special meeting of stockholders such Shares that they own (or as to which they have voting power) to ensure that the size of the Board of Directors shall be set and remain at five directors (subject to increase upon the mutual consent of SAAH and URH).

(c) SAAH and URH agree to nominate and recommend for election as directors only the individuals designated, or to be designated, pursuant to Section 1(a). If any party hereto shall fail to provide SAAC with names of nominees as set forth in Section 1(a), it shall be deemed that the designees then serving as directors shall be the designees for reelection, as long as in accordance with SAAC’s bylaws and Applicable Law.

2. Shares.  “Shares” shall mean and include any and all shares of capital stock of SAAC, by whatever name called, which carry voting rights (including voting rights which arise by reason of default) and shall include any such shares now owned or subsequently acquired by any party hereto, however acquired, including, without limitation, stock splits and stock dividends.

3. Termination.  This Agreement shall terminate in its entirety upon the earlier of (a) the written consent of SAAH and URH or (b) the three-year anniversary of the date on which the special meeting of SAAC’s stockholders is held in order to implement the provisions of Section 5.9 of the Contribution Agreement.

4. No Revocation.  The agreements contained herein are coupled with an interest and may not be revoked, except by an amendment, modification or termination effected in accordance with Sections 3 or 6(f) hereof. Nothing in this Section 4 shall be construed as limiting the provisions of Sections 3 or 6(f) hereof.

5. Restrictive Legend.  In addition to any legend placed on the certificates pursuant to any other agreement or arrangement among the parties, each certificate evidencing Shares owned or hereinafter acquired by the parties hereto or any of their respective transferees bound by this Agreement shall, for so long as this Agreement shall remain in effect, have affixed thereto a legend substantially in the following form:

“THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE MAY BE SUBJECT TO CERTAIN VOTING AGREEMENTS AS SET FORTH IN A VOTING AGREEMENT, AS AMENDED FROM TIME TO TIME, BY AND AMONG THE COMPANY AND CERTAIN NAMED STOCKHOLDERS OF THE COMPANY, A COPY OF WHICH IS AVAILABLE FOR INSPECTION AT THE OFFICES OF THE SECRETARY OF THE COMPANY.”

SAAC shall cooperate with the parties hereto to facilitate the removal of such legend if this Agreement shall be terminated.

6. General.

(a) Severability.  The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

(b) Specific Performance.  Each party acknowledges and agrees that there can be no adequate remedy at law for any breach by such party of the terms of this Agreement, that any such breach may result in irreparable harm to the non-breaching party for which monetary damages would be inadequate to compensate the non-breaching party, and that the non-breaching party shall have the right, in addition to any other rights available under Applicable Law, to obtain from any court of competent jurisdiction injunctive relief to restrain any breach or threatened breach of, or otherwise to specifically enforce, any covenant or obligation of such party under this Agreement, without the necessity of posting any bond or security.

(c) Governing Law; Consent to Jurisdiction.  This Agreement shall be governed by and interpreted and enforced in accordance with the internal laws of the State of Delaware, without giving effect to any choice of law or conflict of laws rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

(d) Notices.  All notices, requests, consents and other communications under this Agreement shall be in writing and shall be deemed delivered (i) upon delivery when delivered personally, (ii) upon receipt if by facsimile transmission (with confirmation of receipt thereof), or (iii) one business day after being sent via a reputable nationwide overnight courier service guaranteeing next business day delivery, in each case to the intended recipient as set forth below:

(i) if to any SAAC Founder, to:

Secure America Acquisition Holdings, LLC
1005 North Glebe Road, Suite 550
Arlington, VA 22201
Attn: C. Thomas McMillen
Facsimile: (703) 528-0956

With a required copy to (which shall not constitute notice):

Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.
666 Third Avenue
New York, NY 10017
Attn: Kenneth R. Koch, Esq.
Facsimile: (212) 983-3115

(ii) if to a Member, to:

Ultimate Resorts Holdings, LLC
3501 W. Vine St. Suite 225
Kissimmee, FL 34741
Attn: James M. Tousignant, President
Facsimile: (407) 483-1935

With a required copy to (which shall not constitute notice):

Greenberg Traurig LLP
200 Park Avenue
New York, NY 10166
Attn: Alan I. Annex, Esq.
Facsimile: (212) 801-6400

Any party may change the address to which notices, requests, consents or other communications hereunder are to be delivered by giving the other parties notice in the manner set forth in this Section.

(e) Complete Agreement.  This Agreement constitutes the entire agreement and understanding of the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings relating to such subject matter.

(f) Amendments and Waivers.  This Agreement may be amended or terminated and the observance of any term of this Agreement may be waived with respect to all parties to this Agreement (either generally or in a particular instance and either retroactively or prospectively), with the written consent of SAAH and URH. No failure or delay by any party in exercising any right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. To the maximum extent permitted by applicable law, (i) no waiver that may be given by a party shall be applicable except in the specific instance for which it was given and (ii) no notice to or demand on one party shall be deemed to be a waiver of any obligation of such party or the right of the party giving such notice or demand to take further action without notice or demand.

(g) Successors and Assigns.  This Agreement and the rights and obligations of the parties hereunder shall inure to the benefit of, and be binding upon, the parties’ respective successors, assigns and legal representatives and any subsequent holders of the Shares.

(h) Pronouns.  Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.

(i) Counterparts; Facsimile Signatures.  This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, and all of which shall be considered one and the same agreement, and shall become effective when one or more such counterparts have been signed by each of the parties and delivered to the other party. This Agreement may be executed by facsimile signatures.

(j) Filing of Beneficial Ownership Reports with the Commission.  The parties hereto acknowledge that, by virtue of the agreements herein contained, they may constitute a “group” for purposes of Section 13 of the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and shall cooperate with each other to timely prepare and file any and all beneficial ownership reports required to be filed with the Commission as a “group” thereunder.

(k) Section Headings and References.  The section headings are for the convenience of the parties and in no way alter, modify, amend, limit or restrict the contractual obligations of the parties. Any reference in this agreement to a particular section or subsection shall refer to a section or subsection of this Agreement, unless specified otherwise.

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IN WITNESS WHEREOF, this Voting Agreement has been executed by the parties hereto as of the day and year first above written.

SAAC FOUNDERS:

SECURE AMERICA ACQUISITION HOLDINGS,
LLC, by its managing member, Secure America
Holdings, LLC

By:	Name: C. Thomas McMillen Title: Chief Executive Officer

S. Kent Rockwell

Asa Hutchinson

Philip A. McNeill

Brian C. Griffin

Mark A. Frantz

MEMBERS:

ULTIMATE RESORT HOLDINGS, LLC

By:	Name: Title:

PRIVATE ESCAPES HOLDINGS, LLC

By:	Name: Title:

ANNEX J

August 31, 2009

Secure America Acquisition Corporation
1005 North Glebe Road, Suite 550
Arlington, Virginia 22201
Attention of C. Thomas McMillen, Chairman and
  Co-Chief Executive Officer

Ultimate Escapes Holdings, LLC
3501 W. Vine Street, Suite 225
Kissimmee, Florida 34741
Attention of James M. Tousignant, President and
  Chief Executive Officer

Re: Transfer of Founder Shares

Dear Sirs:

This letter is being provided pursuant to Section 5.18 of the Contribution Agreement to be entered into by and among Secure America Acquisition Corporation, a Delaware corporation (“Secure”), Ultimate Escapes Holdings, LLC, and the Member Representative (the “Agreement”), and memorializes our agreement regarding the possible cancellation of Founder Shares (as defined below). Capitalized terms otherwise not defined herein shall have the meanings ascribed to them in the Agreement.

Each of the undersigned hereby confirm(s) that the number of shares of common stock of Secure, par value $0.0001 per share (the “Common Stock”), that were acquired by the undersigned as beneficial and/or record owner thereof prior to the initial public offering (the “IPO”) by Secure of its shares of Common Stock (the “Founder Shares”), set forth in the section entitled, “Principal Stockholders,” of the prospectus relating to Secure’s IPO is accurate as of the date of this letter.

Each of the undersigned hereby agrees that, on or prior to the Effective Time, the undersigned shall transfer to Secure, for no additional consideration, such number of Founder Shares beneficially owned and/or owned of record by such undersigned, on a pro rata basis with all other holders of Founder Shares, such that all issued and outstanding Founder Shares shall equal twenty percent (20%) (after taking into account any shares of Common Stock that are expected to be redeemed and any shares of Common Stock that are expected to be cancelled as a result of forward sales agreement or similar arrangements (including repayment of bridge loans) made by Secure in connection with obtaining the Secure Required Vote) of the issued and outstanding shares of Common Stock of Secure immediately prior to the Effective Time (collectively, the “Pro Rata Founder Share Reduction”). Under no circumstances shall the aggregate ownership of the undersigned holders of Founder Shares be reduced below the Pro Rata Founder Share Reduction.

In addition, Secure America Acquisition Holdings, LLC further agrees to the terms of the amendment to the warrant agreement, in the form attached hereto as Exhibit A, and shall execute the same when presented for execution at the closing of the transactions contemplated by the Agreement.

In the event the Agreement is terminated or abandoned pursuant to Article VII of the Agreement, the terms of this letter shall be null and void and of no further force and effect.

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Sincerely,

SECURE AMERICA ACQUISITION HOLDINGS, LLC, beneficial owner of 2,360,000 Founder Shares and 2,075,000 Founder Warrants	SECURE AMERICA ACQUISITION HOLDINGS, LLC, record owner of 2,360,000 Founder Shares and 2,075,000 Founder Warrants, by its Managing Member, Secure America Holdings, LLC
/s/ Philip A. McNeill By: Philip A. McNeill, beneficial owner	/s/ C. Thomas McMillen By: C. Thomas McMillen Chief Executive Officer
/s/ S. Kent Rockwell By: S. Kent Rockwell, beneficial owner
/s/ Philip A. McNeill Philip A. McNeill, record and beneficial owner of 30,000 Founder Shares
/s/ S. Kent Rockwell S. Kent Rockwell, record and beneficial owner of 30,000 Founder Shares
/s/ Asa Hutchinson Asa Hutchinson, record and beneficial owner of 50,000 Founder Shares
/s/ Mark A. Frantz Mark A. Frantz, record and beneficial owner of 20,000 Founder Shares
/s/ Brian C. Griffin Brian C. Griffin, record and beneficial owner of 10,000 Founder Shares

Acknowledged and agreed:

ULTIMATE ESCAPES HOLDINGS, LLC

By: /s/ James M. Tousignant James M. Tousignant, President and Chief Executive Officer
SECURE AMERICA ACQUISITION CORPORATION
By: /s/ C. Thomas McMillen C. Thomas McMillen, Co-Chief Executive Officer

ANNEX K

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of , 2009, by and among Secure America Acquisition Corporation, a Delaware corporation (the “Company”), and the investors listed on Schedule A hereto (the “Investors”).

WHEREAS, the Company and Ultimate Escapes Holdings, LLC, a Delaware limited liability company (the “LLC”), have entered into a Contribution Agreement, dated as of September ____________, 2009 (the “Contribution Agreement”), pursuant to which the Company will receive Membership Interests in the LLC in exchange for the Contributed Property, as defined therein;

WHEREAS, pursuant to and in accordance with the terms and provisions of the Amended and Restated Operating Agreement of the LLC (the “Operating Agreement”), the Investors have certain rights with respect to conversion of their Membership Interests into capital stock of the Company; and

WHEREAS, one of the conditions to the consummation of the transactions contemplated by the Contribution Agreement is the execution and delivery of this Agreement.

The Company and the Investors hereby agree as follows:

1. Definitions.

Capitalized terms used and not otherwise defined herein shall have the meanings given such terms in the Contribution Agreement. As used in this Agreement, the following terms shall have the following meanings:

“Advice” shall have meaning set forth in Section 3(m).

“Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls or is controlled by or under common control with such Person. For the purposes of this definition, “control,” when used with respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms of “affiliated,” “controlling” and “controlled” have meanings correlative to the foregoing.

“Board” shall have meaning set forth in Section 3(n).

“Business Day” means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the state of New York generally are authorized or required by law or other government actions to close.

“Closing Date” means the date of the closing of the transactions contemplated by the Contribution Agreement.

“Commission” means the Securities and Exchange Commission.

“Common Stock” means the Company’s Common Stock, par value $0.0001 per share.

“Effectiveness Period” shall have the meaning set forth in Section 2.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Filing Date” means the date that is eight (8) months following the Closing Date.

“Holder” or “Holders” means each of the Investors and any transferee of any of them to whom Registrable Securities have been transferred in accordance with Section 7(e) of this Agreement, other than a transferee to whom Registrable Securities have been transferred pursuant to a Registration Statement under the Securities Act or Rule 144 or Regulation S under the Securities Act (or any successor rule thereto).

“Indemnified Party” shall have the meaning set forth in Section 5(c).

“Indemnifying Party” shall have the meaning set forth in Section 5(c).

“Losses” shall have the meaning set forth in Section5(a).

“Person” means an individual or a corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Prospectus” means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments.

“Registration Expenses” shall mean all expenses incurred by the Company in compliance with Section 2 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company).

“Registrable Securities” means the shares of Common Stock issued pursuant to the Operating Agreement; provided, however, that such shares of Common Stock shall no longer be deemed Registrable Securities if either (i) such shares have been sold pursuant to an effective Registration Statement or pursuant to Rule 144 or (ii) such shares may be sold without restriction under Rule 144.

“Registration Statement” means the registration statement and any additional registration statements contemplated by Sections 2 or 3, including (in each case) the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference in such registration statement.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 158” means Rule 158 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Securities Act” means the Securities Act of 1933, as amended.

“Selling Expenses” shall mean, with respect to a given Holder, all underwriting discounts and selling commissions applicable to the sale of the Registrable Securities of such Holder and all fees and disbursements of counsel to such Holder.

2. Shelf Registration.

The Company shall use commercially reasonable efforts to prepare and file with the Commission as soon as practicable after the Closing Date (but in any event by the Filing Date), a “shelf” Registration Statement covering the resale of all Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415. The Registration Statement shall be on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on another appropriate form in accordance herewith). The Company shall use its commercially reasonable efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, and to keep such Registration Statement continuously effective under the Securities Act until such date as is the earlier of (x) the date when all Registrable Securities covered by such Registration Statement have been sold or (y) the date on which the Registrable Securities may be sold without any restriction pursuant to Rule 144 as determined by the counsel to the Company pursuant to a written opinion letter, addressed to the Company’s transfer agent to such effect (the “Effectiveness Period”).

3. Registration Procedures.

In connection with the Company’s registration obligations hereunder, the Company shall:

(a) Use commercially reasonable efforts to prepare and file with the Commission, as soon as practicable following the Closing Date (but in any event on or prior to the Filing Date), a Registration Statement on Form S-3 (or if the Company is not then eligible to register for resale the Registrable Securities on Form S-3 such registration shall be on another appropriate form in accordance herewith) including the method or methods of distribution thereof as specified by the Holders (except if otherwise directed by the Holders) and in accordance with applicable law, and cause the Registration Statement to become effective and remain effective as provided herein; provided, however, that not less than five (5) Business Days prior to the filing of the Registration Statement or any related Prospectus or any amendment or supplement thereto, the Company shall (i) furnish to the Holders, copies of all such documents proposed to be filed, which documents will be subject to the review of such Holders, and (ii) cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of counsel to such Holders, to conduct a reasonable review of such documents. The Company shall not file the Registration Statement or any such Prospectus or any amendments or supplements thereto to which the Holders of a majority of the Registrable Securities shall reasonably object in writing within five (5) Business Days of their receipt thereof.

(b) (i) Prepare and file with the Commission such amendments, including post-effective amendments, to the Registration Statement as may be necessary to keep the Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424 (or any similar provisions then in force) promulgated under the Securities Act; (iii) respond as promptly as possible to any comments received from the Commission with respect to the Registration Statement or any amendment thereto and as promptly as possible provide the Holders true and complete copies of all correspondence from and to the Commission relating to the Registration Statement; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by the Registration Statement during the applicable period in accordance with the intended methods of disposition by the Holders thereof set forth in the Registration Statement as so amended or in such Prospectus as so supplemented.

(c) Notify the Holders of Registrable Securities as promptly as possible (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to the Registration Statement is filed; (B) when the Commission notifies the Company whether there will be a “review” of such Registration Statement and whenever the Commission comments in writing on such Registration Statement and (C) with respect to the Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to the Registration Statement or Prospectus or for additional information; (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Registrable Securities or the initiation or threatening of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation of any Proceeding for such purpose; and (v) of the occurrence of any event that makes any statement made in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to the Registration Statement, Prospectus or other documents so that, in the case of the Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(d) Use its commercially reasonable efforts to avoid the issuance of, or, if issued, obtain the withdrawal of, as promptly as possible, (i) any order suspending the effectiveness of the Registration Statement or (ii) any suspension of the qualification (or exemption from qualification) of any of the RegistrableSecurities for sale in any jurisdiction.

(e) If requested by the Holders of a majority in interest of the Registrable Securities, (i) promptly incorporate in a Prospectus supplement or post-effective amendment to the Registration Statement such information as the Company reasonably agrees should be included therein and (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment.

(f) If requested by any Holder, furnish to such Holder, without charge, at least one conformed copy of each Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission.

(g) Promptly deliver to each Holder, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request; and subject to the provisions of Section 3(m), the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

(h) Prior to any public offering of Registrable Securities, use its commercially reasonable efforts to register or qualify or cooperate with the selling Holders in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder requests in writing, to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by a Registration Statement; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or subject the Company to any material tax in any such jurisdiction where it is not then so subject.

(i) Cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to a Registration Statement, which certificates, to the extent permitted by applicable federal and state securities laws, shall be free of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any Holder may request in connection with any sale of Registrable Securities.

(j) Upon the occurrence of any event contemplated by Section 3(c)(v), as promptly as possible, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(k) Use its commercially reasonable efforts to cause all Registrable Securities relating to such Registration Statement to be listed on the Nasdaq Stock Market or any other securities exchange, quotation system or market, if any, on which similar securities issued by the Company are then listed.

(l) Comply in all material respects with all applicable rules and regulations of the Commission and make generally available to its security holders earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 not later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) commencing on the first day of the first fiscal quarter of the Company after the effective date of the Registration Statement, which statement shall conform to the requirements of Rule 158.

(m) Be permitted to require each selling Holder to furnish to the Company information regarding such Holder and the distribution of such Registrable Securities as is required by law to be disclosed in the Registration Statement, Prospectus, or any amendment or supplement thereto, and the Company may exclude from such registration the Registrable Securities of any such Holder who unreasonably fails to furnish such information within ten (10) Business Days after receiving such request, provided, however; that the Company shall amend such registration statement to include such Holder within ten (10) Business Days of receiving such information from the Holder.

Each Holder covenants and agrees that (i) it will not sell any Registrable Securities under the Registration Statement until it has received copies of the Prospectus as then amended or supplemented as contemplated in Section 3(g) and notice from the Company that such Registration Statement and any post-effective amendments thereto have become effective as contemplated by Section 3(c) and (ii) it and its officers, directors or Affiliates, if any, will comply with the prospectus delivery requirements of the Securities Act as applicable to them in connection with sales of Registrable Securities pursuant to the Registration Statement.

Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(c)(ii), 3(c)(iii), 3(c)(iv), 3(c)(v) or 3(n), such Holder will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until such Holder’s receipt of the copies of the supplemented Prospectus and/or amended Registration Statement contemplated by Section 3(j), or until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement.

(n) If (i) there is material non-public information regarding the Company which the Company’s Board of Directors (the “Board”) reasonably determines not to be in the Company’s best interest to disclose and which the Company is not otherwise required to disclose, or (ii) there is a significant business opportunity (including, but not limited to, the acquisition or disposition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer or other similar transaction) available to the Company which the Board reasonably determines not to be in the Company’s best interest to disclose, then the Company may postpone or suspend filing or effectiveness of a registration statement for a period not to exceed twenty (20) consecutive days.

4. Registration Expenses.

All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to this Agreement shall be borne by the Company, and any and all Selling Expenses of a given Holder shall be borne by such Holder.

5. Piggyback Registration Rights.

(a) If there is not an effective registration covering all of the Registrable Securities and the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than pursuant to (i) a registration statement on Forms S-4 or S-8 (each as promulgated under the Securities Act) or any successor or substantially similar forms, (ii) a registration on any form that does not permit secondary sales, or (iii) a registration statement relating to secondary sales of any securities purchased from the Company in a private placement for cash in which the registration rights agreement entered into by the Company in connection therewith prohibits the inclusion of the Registrable Securities in such registration statement (provided that the Company will use commercially reasonable efforts not to restrict the Holders’ registration rights hereunder), it will give written notice (a “Registration Notice”) to the Holders of such intention and, if within ten (10) days of the Holders’ receipt of such Registration Notice, the Holders provide the Company with a written request to participate in such registration, then the Company, subject to Section 5(b) below, will use its best efforts to include in such registration, and in any underwriting involved therein, all of the Registrable Securities included in such request (a “Piggyback Registration”). Notwithstanding anything to the contrary contained herein, the Company shall have no obligation to register Registrable Securities pursuant to this Section 5 to the extent that the sale of such securities is deemed to be a primary underwritten offering by the Company.

(b) Underwritten Offerings.  (i) In the case of an underwritten offering by the Company of securities, the Holders shall, with respect to Registrable Securities that the Holders then desire to sell, enter into an underwriting agreement with the same underwriters engaged by the Company with respect to securities being offered by the Company, and the Company shall cause such underwriters to include in any such underwriting all of the Registrable Securities that the Stockholder then desires to sell, subject to paragraph (ii) below; provided, however, that such underwriting agreement is in substantially the same form as the underwriting agreement that the Company enters into in connection with the primary offering it is making. If the Stockholder disapproves of the terms of any such underwriting, the Stockholder may elect to withdraw therefrom by written notice to the Company and the managing underwriter. Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from such registration. The Company shall not be required to include in such registration statement, the Registrable Securities held by any Holder that does not accept and agree to the terms of the underwriters selected by the Company, including the execution and delivery of an underwriting agreement in the same form requested by such underwriters for any other selling shareholders selling shares pursuant to such registration statement.

(ii) If the Company decides, based on the advice of the managing underwriter with respect to such underwritten offering, that the number of Registrable Securities to be offered by the Company, the Holders and all other selling security holders be reduced because of market conditions or because the offering would be materially and adversely affected, then the Company will so notify the Holders in writing and such Registrable Securities shall be reduced pro rata by such amount as the managing underwriter may determine. The number of shares of securities that are entitled to be included in the registration and underwriting shall be allocated first to the Company for securities being sold on its own account and as required by any other registration rights agreement entered into prior to the date hereof; second, to the extent available, the Registrable Securities that the Holders have requested to be included therein; and third, to the extent available, among any other selling security holders, as nearly as possible pro rata based on the number of securities such selling security holders have requested to be included therein.

6. Indemnification.

(a) Indemnification by the Company.  The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors, agents, brokers (including brokers who offer and sell Registrable Securities as principal as a result of a pledge or any failure to perform under a margin call of Common Stock), investment advisors and employees of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, costs of preparation and attorneys’ fees) and expenses (collectively, “Losses”), as incurred, arising out of or based upon any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or based upon any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto), in the light of the circumstances under which they were made, not misleading, except to the extent, but only to the extent, that such untrue statements or omissions arise out of or are based upon information regarding the Holders or such other Indemnified Party furnished in writing to the Company by a Holder expressly for use therein, which information was reasonably relied on by the Company for use therein or to the extent that such information relates to a Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by a Holder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto. The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement.

(b) Indemnification by Holders.  Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, the directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising out of or based upon any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or based upon any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto), in the light of the circumstances under which they were made, not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such Holder or other Indemnified Party to the Company expressly for use therein and that such information was reasonably relied upon by the Company for use therein, or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or any amendment or supplement thereto. Notwithstanding anything to the contrary contained herein, the Holders shall be liable under this Section 6(b) for only that amount as does not exceed the net proceeds to such Holder as a result of the sale of Registrable Securities pursuant to such Registration Statement.

(c) Conduct of Indemnification Proceedings.  If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party promptly shall notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall be entitled to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; or (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such parties shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld or delayed. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, which consent shall not be unreasonably withheld, effect any settlement of, or consent order with respect to, any pending or threatened Proceeding in respect of which any Indemnified Party is a party and indemnity has been sought hereunder.

All reasonable fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten (10) Business Days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder;provided, that the Indemnified Party shall reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

(d) Contribution.  If indemnification under Section 6(a) or 6(b) is due but unavailable to an Indemnified Party because of a failure or refusal of a governmental authority to enforce such indemnification in accordance with its terms (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and theparties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 6(c), any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties pursuant to the law.

7. Rule 144.

As long as any Holder owns Registrable Securities, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to Section 13(a) or 15(d) of the Exchange Act. As long as any Holder owns Registrable Securities, if the Company is not required to file reports pursuant to Section 13(a) or 15(d) of the Exchange Act, it will prepare and furnish to the Holders and make publicly available in accordance with Rule 144(c) promulgated under the Securities Act annual and quarterly financial statements, together with a discussion and analysis of such financial statements in form and substance substantially similar to those that would otherwise be required to be included in reports required by Section 13(a) or 15(d) of the Exchange Act, as well as any other information required thereby, in the time period that such filings would have been required to have been made under the Exchange Act. The Company further covenants that it will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Person to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act, including providing any legal opinions relating to such sale pursuant to Rule 144. Upon the request of any Holder, the Company shall deliver to such Holder a written certification of a duly authorized officer as to whether it has complied with such requirements.

8. Miscellaneous.

(a) No Inconsistent Agreements.  The Operating Agreement contains “lock-up” provisions which provide that from the date hereof to the earlier of (x) the date on which the Company consummates a transaction that results in all of its stockholders having the right to exchange their shares of Common Stock for cash, securities or other property, or (y) the first anniversary of the date of this Agreement, each Investor agrees that it shall not Transfer (as such term is defined in the Operating Agreement) any Registrable Securities it obtains, other than (a) to a Permitted Transferee (as such term is defined in the Operating Agreement) (provided that the Permitted Transferee agrees, in writing, to be bound by the terms of Section 10.8 of the Operating Agreement), or (b) to the extent authorized by the Company in writing prior thereto. Nothing contained herein shall be deemed to alter or modify the obligations of such Holder under such Operating Agreement. Except for the Operating Agreement, neither the Company nor any of its subsidiaries has, as of the date hereof entered into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof.

(b) Amendments and Waivers.  The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Holders of at least a majority of the Registrable Securities to which such waiver or consent relates.

(c) Notices.  Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earlier of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified for notice prior to 5:00 p.m., New York City time, on a Business Day, (ii) the Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified for notice later than 5:00 p.m., New York City time, on any date and earlier than 11:59 p.m., New York City time, on such date, (iii) the Business Day following the date of mailing, if sent by overnight delivery by nationally recognized overnight courier service or (iv) actual receipt by the party to whom such notice is required to be given. The addresses for such communications shall be with respect to each Holder at its address set forth in the stock register, or with respect to the Company, addressed to:

Secure America Acquisition Corporation
1005 North Glebe Road, Suite 550
Arlington, VA 22201
Attention: Thomas McMillen
Facsimile: (703) 528-0956

or to such other address or addresses or facsimile number or numbers as any such party may most recently have designated in writing to the other parties hereto by such notice. Copies of notices to the Company shall be sent to Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., 666 Third Avenue, New York, NY 10017, Attention: Kenneth R. Koch, Esq., Facsimile: (212) 983-3115.

(d) Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns.

(e) Assignment.  Neither this Agreement nor any of the rights, duties, or obligations of any party hereunder may be assigned or delegated (by operation of law or otherwise) by either party hereto except with the prior written consent of the other party hereto; provided, however, that a Holder may assign or delegate its rights, duties and obligations hereunder to any transferee of such Holder’s Registrable Securities who agrees in writing to become bound by the terms and conditions of this Agreement, so long as such assignment or delegation is not in violation of the Contribution Agreement, Operating Agreement or any applicable law or regulation.

(f) Counterparts.  This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

(g) Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to principles of conflicts of law thereof.

(h) Cumulative Remedies.  The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

(i) Severability.  If any term, provision, covenant or restriction of this Agreement is held to be invalid, illegal, void or unenforceable in any respect, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declaredto be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(j) Headings.  The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed by their respective authorized persons as of the date first indicated above.

SECURE AMERICA ACQUISITION CORPORATION

By:	Name: Title:

[INVESTORS]

ANNEX L

[LETTERHEAD OF GREENBERG TRAURIG, LLP]

October 16, 2009

Secure America Acquisition Corporation
1005 North Glebe Road, Suite 550
Arlington, Virginia 22201

Ladies and Gentlemen:

We have acted as special Delaware counsel for Secure America Acquisition Corporation, a Delaware corporation (the “Company”), solely with respect to the validity of the proposed amendments to the certificate of incorporation of the Company described herein under the General Corporation Law of the State of Delaware, 8 Del. C. §§ 101 et seq. (the “General Corporation Law”). At your request, this opinion is being furnished to you.

For purposes of rendering our opinions as stated herein, we have been furnished with and have reviewed the following documents:

(a) The Amended and Restated Certificate of Incorporation of Secure America Acquisition Corporation, as filed with the Secretary of State of the State of Delaware (the “Secretary of State”), on October 22, 2007, as the same has been corrected by the Certificate of Correction of the Amended and Restated Certificate of Incorporation of Secure America Acquisition Corporation as filed with the Secretary of State on October 24, 2007 (collectively, the “Certificate of Incorporation”);

(b) The Bylaws of the Company as in effect on the date hereof (the “Bylaws”);

(c) The proposed form of Certificate of Amendment of the Amended and Restated Certificate of Incorporation of Secure America Acquisition Corporation as attached hereto and incorporated herein by reference as Exhibit A (the “Amendment”);

(d) The Contribution Agreement, dated as of September 2, 2009, by and among the Company, Ultimate Escapes Holdings, LLC, Ultimate Resort Holdings, LLC and the Member Representative (as defined therein) (the “Contribution Agreement”);

(e) The draft Amended and Restated Operating Agreement of Ultimate Escapes Holdings, LLC, to be entered into by the Company, Ultimate Resort Holdings, LLC and Private Escapes Holdings, LLC upon the consummation of the transactions contemplated by the Contribution Agreement (the “Ultimate LLC Agreement”) and

(f) An Officer’s Certificate for the Company, dated as of the date hereof, with respect to certain matters.

For purposes of this opinion, we have not reviewed any documents other than the documents listed in paragraphs (a) through (f) above, and we express no opinion with respect to any such other documents. In particular, we have not reviewed any document (other than the documents listed in paragraphs (a) through (f) above) that is referred to or incorporated by reference into any document reviewed by us. We have conducted no independent factual investigation of our own but rather have relied as to factual matters solely upon the foregoing documents, the statements and information set forth therein and the additional matters recited or assumed herein, all of which we have assumed to be true, complete and accurate in all material respects.

With respect to all documents examined by us, we have assumed (i) that all signatures on documents examined by us are genuine, (ii) the legal capacity under all applicable laws and regulations, of all natural persons signing each of said documents as or on behalf of the parties thereto, (iii) all documents submitted to us as originals are authentic and (iv) that all documents submitted to us as copies conform with the originals of those documents.

This opinion is limited to the General Corporation Law as in effect on the date hereof, and we have not considered and express no opinion on any other laws, rules or regulations of the State of Delaware, or the laws, rules or regulations of any other state or jurisdiction, including federal laws (including federal bankruptcy laws), or laws regulating securities or the rules and regulations of any stock exchange or other regulatory body.

BACKGROUND

Pursuant to the Contribution Agreement, the Company has agreed to contribute to Ultimate Escapes Holdings, LLC, a Delaware limited liability company (“Ultimate Escapes”), not less than $20,000,000 in cash, representing up to 70% of the amount of cash held in the Trust Fund (as defined in the Contribution Agreement) on the Closing Date (as defined in the Contribution Agreement), less certain enumerated costs and expenses, in consideration of the issuance by Ultimate Escapes of 4,687,500 Units (as defined in the Ultimate LLC Agreement), subject to upward adjustment as provided in the Contribution Agreement.

We understand, and therefore assume for purposes hereof, that: (i) the Company has considered and analyzed numerous acquisition opportunities in its search for a business combination, none of which were believed to be as attractive to the public stockholders as that contemplated by the Contribution Agreement (the “Transaction”); (ii) the Transaction would not constitute a “Business Combination” as currently defined in Article SIXTH of the Certificate of Incorporation, because Ultimate Escapes is not “in the homeland security industry”; and (iii) the first sentence of paragraph C of Article SIXTH of the Certificate of Incorporation provides that if a “Business Combination” is approved and consummated, any stockholder of the Company “holding IPO Shares who voted against the Business Combination may, contemporaneously with such vote, demand that the [Company] convert his, her or its IPO Shares into cash.”(1) (Emphasis added).

We further understand, and therefore assume for purposes hereof, that the Amendment will: (i) delete the words “in the homeland security industry” from the definition of “Business Combination” contained in Article SIXTH of the Certificate of Incorporation, thereby causing the Transaction to be a “Business Combination”; and (ii) delete the word “against” in the first sentence of paragraph C of Article SIXTH of the Certificate of Incorporation and replace it with “those IPO Shares with respect to”, thereby permitting holders of IPO Shares who vote with respect to a “Business Combination”, rather than solely those that vote “against” a “Business Combination”, to demand that the Company convert their IPO Shares into cash. Accordingly, we understand, and therefore assume for purposes hereof, that if the Amendment is duly authorized and adopted, (i) the Transaction would constitute a “Business Combination” and (ii) stockholders voting “for”, as well as “against”, the Transaction may exercise the “conversion” rights provided by paragraph C of Article SIXTH of the Certificate of Incorporation.

With respect to certain amendments of Article SIXTH of the Certificate of Incorporation, Article SIXTH provides in relevant part as follows:

The following provisions (A) through (G) shall apply during the period commencing upon the filing of this Certificate of Incorporation and terminating upon the consummation of the Corporation’s initial Business Combination, and may not be amended without the affirmative vote of 95% of the IPO Shares (as defined below) during the Target Business Acquisition Period (as defined below).

(Emphasis added). Article SIXTH of the Certificate of Incorporation defines the “Target Business Acquisition Period” as the period from the effectiveness of the registration statement filed in connection with the Corporation’s initial public offering (the “IPO”) up to and including the first to occur of (a) the consummation of the Corporation’s initial Business Combination or (b) [October 29, 2009].

(1)	“IPO Shares” is defined in Article SIXTH of the Certificate of Incorporation as the shares of common stock, par value $0.0001 per share, of the Company (“Common Stock”), “issued as part of units sold by the [Company] in connection with the [Company’s] [initial public offering].”

Accordingly, Article SIXTH of the Certificate of Incorporation purports to require the affirmative vote of 95% or more of the IPO Shares to amend paragraphs A through G of such Article SIXTH.(2) We understand, and therefore assume for purposes of the opinion set forth herein, that requiring the affirmative vote of 95% of the IPO Shares to amend the Certificate of Incorporation effectively eliminates the Corporation’s power to amend the Certificate of Incorporation.

You have requested our opinion as to (i) whether the affirmative vote of 95% of the IPO Shares is required to amend paragraphs A through G of Article SIXTH of the Certificate of Incorporation as contemplated by the Amendment and (ii) whether the amendments to paragraphs A through G of Article SIXTH of the Certificate of Incorporation as contemplated by the Amendment may be adopted by a majority of the outstanding stock of the Company entitled to vote thereon.

OPINION

Based upon the assumptions, qualifications, exceptions, legal considerations and reasoning set forth herein, it is our opinion that: (i) the affirmative vote of 95% of the IPO Shares is not required to amend paragraphs A through G of Article SIXTH of the Certificate of Incorporation as contemplated by the Amendment; and (ii) assuming that the Board of Directors of the Company has duly adopted a resolution setting forth the amendments contemplated by the Amendment, declaring their advisability and calling a special meeting of stockholders entitled to vote in respect thereof for the consideration of such amendments, the amendments to paragraphs A through G of Article SIXTH of the Certificate of Incorporation contemplated by the Amendment may be adopted by a majority of the outstanding stock of the Company entitled to vote thereon.

LEGAL ANALYSIS

Before the receipt of payment for its capital stock, a Delaware corporation may, by action of its incorporators or board of directors, as applicable, amend its certificate of incorporation. 8 Del. C. § 241. After the corporation has received payment for any of its capital stock, it may amend its certificate of incorporation, from time to time, in any and as many respects as may be desired, so long as its certificate of incorporation as amended would contain only such provisions as it would be lawful and proper to insert in an original certificate of incorporation filed at the time of the filing of the amendment. . . .

8 Del. C. § 242(a). Although Section 242(a) of the General Corporation Law sets forth examples of types of amendments that may be made to the certificate of incorporation of a Delaware corporation, Section 102 of the General Corporation Law establishes what is “lawful and proper to insert in an original certificate of incorporation.” See 8 Del. C. § 102. In particular, Section 102(b)(4) of the General Corporation Law expressly allows the certificate of incorporation of a Delaware corporation to contain “[p]rovisions requiring for any corporate action, the vote of a larger portion of the stock or of any class or series thereof . . . than is required by this chapter. . . ,” id. at § 102(b)(4), and Section 102(b)(1) of the General Corporation Law permits the certificate of incorporation of a Delaware corporation to contain “[a]ny provision for the management of the business and for the conduct of the affairs of the corporation, and any provision creating, defining, limiting and regulating the powers of the corporation, the directors, and the stockholders” as long as “such provisions are not contrary to the laws of this State,” id. at § 102(b)(1).

Any amendment to the certificate of incorporation after the “corporation has received payment for any of its capital stock” must be authorized as provided in Section 242(b) of the General Corporation Law. Id. at § 242(b) (“[e]very amendment authorized by subsection (a) of this section shall be made and effected in the [ ] manner” provided in Section 242(b)(1)) (emphasis added). Section 242(b) of the General Corporation Law

(2)	We note that, as a technical matter, the definition of “Business Combination” contained in Article SIXTH of the Certificate of Incorporation is not contained in paragraphs A through G thereof, and therefore the 95% vote requirement of Article SIXTH may not be applicable to the amendment to the definition of “Business Combination” proposed by the Amendment. Centaur Partners, IV v. Nat’l Intergroup, Inc., 582 A.2d 923, 927 (Del. 1990) (“high vote requirements which purport to protect minority shareholders by disenfranchising the majority must be clear and unambiguous” and “[t]here must be no doubt that the shareholders intended that a supermajority would be required”).

provides that the board of directors “shall adopt a resolution setting forth the amendment proposed, declaring its advisability, and either calling a special meeting of the stockholders entitled to vote in respect thereof for the consideration of such amendment or directing that the amendment proposed be considered at the next annual meeting of the stockholders.” Id. at § 242(b)(1) (emphasis added). Further, any such amendment must be adopted by “a majority of the outstanding stock entitled to vote thereon, and a majority of the outstanding stock of each class entitled to vote thereon as a class. . . ,”(3) subject to any larger vote enumerated by the certificate of incorporation. Id. at § 242(b)(1); id. at § 102(b)(4); see also Williams v. Geier, 671 A.2d 1368, 1379 (Del. 1996) (“The recommendation by a board of directors of the advisability of a charter amendment is merely the first step under the organic, statutory scheme of 8 Del. C. § 242, which authorizes amendments to certificates of incorporation. The second step — the stockholder vote pursuant to which an amendment is approved [is also required].”); Lions Gate Entm’t Corp. v. Image Entm’t Inc., C.A. No. 2011-N, 2006 WL 1668051, at *7 (Del. Ch. June 5, 2006) (concluding that to the extent that a certificate of incorporation provision “purports to give the [ ] board the power to amend the charter unilaterally without a shareholder vote, it contravenes Delaware law and is invalid”). Finally, once an amendment to the certificate of incorporation has been so authorized by the board of directors and the stockholders, “a certificate setting forth the amendment. . . shall be executed, acknowledged and filed and shall become effective in accordance with § 103 of this title.” 8 Del. C. § 242(b)(1) (emphasis added).

Thus, Section 242(a) of the General Corporation Law grants a Delaware corporation broad statutory power to amend its certificate of incorporation, to the extent authorized by the board of directors and stockholders in accordance with Section 242(b) of the General Corporation Law. Id. at § 242. Nothing in Section 242 (governing amendments) or Section 102(b)(4) (permitting a certificate of incorporation to require a larger vote of stockholders than required by the General Corporation Law) of the General Corporation Law, however, suggests that a Delaware corporation’s power to amend its certificate of incorporation may be entirely eliminated. Indeed, the use of the word “shall” in Section 242(b) of the General Corporation Law — “[e]very amendment authorized by section (a) of [ ] section [242] shall be made and effected” as provided therein -- suggests that the stockholder vote required by Section 242(b) may not be eliminated. See id. at § 242(b) (emphasis added); Williams, 671 A.2d at 1381 (“[I]t is significant that two discrete corporate events must occur, in precise sequence, to amend the certificate of incorporation under 8 Del. C. § 242: First, the board of directors must adopt a resolution declaring the advisability of the amendment and calling for a stockholder vote. Second, a majority of the outstanding stock entitled to vote must vote in favor. The stockholders may not act without prior board action. Likewise, the board may not act unilaterally without stockholder approval.”).

The Court of Chancery of the State of Delaware, in dicta, indicated, moreover, that a Delaware corporation’s power to amend its certificate of incorporation is “fundamental,” also suggesting that a complete elimination of the stockholder vote required by Section 242(b) of the General Corporation Law is impermissible. See Jones Apparel Group, Inc. v. Maxwell Shoe Co., Inc., 883 A.2d 837, 852 (Del. Ch. May 27, 2004) (referring, in dicta, to the “fundamental subject[ ] of certificate amendments”). That the corporation’s ability to amend its certificate of incorporation is “fundamental” is supported by other decisions of the Delaware courts. Hartford Accident & Indemnity Co. v. W.S. Dickey Clay Mfg. Co., 24 A.2d 315, 319-20 (Del. Ch. 1942) (except in extremely limited circumstances, a stockholder vote is always necessary to the adoption of a charter amendment); see also Farahpour v. DCX, Inc., 635 A.2d 894, 898 (Del. 1994) (an amendment to a corporation’s certificate of incorporation by board resolution or director action alone is “a course not permissible for a corporation with capital stock”). The single exception for director-alone approval is where the corporation has not yet received payment for any of its capital stock. 8 Del. C. § 241; Farahpour, 635 A.2d at 898.

Further, the Delaware Supreme Court narrowly limits certificate of incorporation provisions providing for “a larger portion of the stock . . .than is required by th[e] [General Corporation Law]” under Section 102(b)(4) of the General Corporation Law. See 8 Del. C. § 102(b)(4). According to the Delaware Supreme Court, “high vote requirements which purport to protect minority shareholders by disenfranchising the majority must be clear and unambiguous” and “[t]here must be no doubt that the shareholders intended that a

(3)	As referenced above, we understand and assume for purposes hereof, that solely Common Stock is currently outstanding.

supermajority would be required.” Centaur Partners, IV v. Nat’l Intergroup, Inc., 582 A.2d 923, 927 (Del. 1990). This conclusion is consistent with Delaware’s “general policy against disenfranchisement,” and further supports the conclusion that a complete prohibition on the corporation’s ability to amend its certificate of incorporation is invalid. See Frankino v. Gleason, C.A. No. 17399, 1999 WL 1032773, *4 (Del. Ch. Nov. 5, 1999) (upholding an 80% vote bylaw amendment provision as “consistent with Delaware’s ‘general policy against disenfranchisement”’) (citing Blasius Indus. v. Atlas Corp., 564 A.2d 651, 669 (Del. Ch. 1988)). Further, while the Delaware courts have upheld “clear and unambiguous” provisions of a certificates of incorporation requiring the vote of 75% and 80% of the corporation’s stockholders to amend the certificate of incorporation, Sellers v. Joseph Bancroft & Sons Co., 2 A.2d 108 (Del. Ch. 1938) (75% vote) and Centaur Partners, IV, 582 A.2d at 927-28 (80% vote), respectively, the Court of Chancery has questioned the validity of a absolute prohibition on the right of a Delaware corporation to amend its certificate of incorporation. Although not asked to answer this question, the Court stated as follows:

When seventy-five per cent. or more of the preferred shares undertake to alter the one hundred per cent. provision, if ever, it will then be time to consider whether it is permissible for a corporation in exercising the power conferred by [the predecessor to Section 102(b)(4) of the General Corporation Law] to make a charter provision practically irrepealable by raising the statutory rule of the majority found in [the predecessor to Section 242 of the General Corporation Law] to as high as one hundred per cent.

Sellers, 2 A.2d at 26.

Cases interpreting Section 102(b)(1) of the General Corporation Law are also relevant and instructive. Section 102(b)(1) of the General Corporation Law permits the certificate of incorporation of a Delaware corporation to contain:

Any provision for the management of the business and for the conduct of the affairs of the corporation, and any provision creating, defining, limiting and regulating the powers of the corporation, the directors, and the stockholders, or any class of the stockholders. . . ; if such provisions are not contrary to the laws of this State.

8 Del. C. § 102(b)(1) (emphasis added). The ability of a certificate of incorporation provision to limit the powers of the corporation, or its directors and/or stockholders, is therefore not without its limits. While Section 102(b)(1) provides “wide room for private ordering authorized by the [General Corporation Law], when such private ordering is reflected in the corporate charter,” Jones Apparel, 883 A.2d at 838, to the extent a certificate of incorporation provision adopted pursuant to Section 102(b)(1) of the General Corporation Law “contravenes — a mandatory rule of our corporate code,” it is invalid, id. at 846. That is, certificate of incorporation provisions that “transgress a statutory enactment or a public policy settled by the common law or implicit in the General Corporation Law itself” are deemed contrary to the laws of Delaware. Sterling v. Mayflower Hotel Corp., 93 A.2d 107, 118 (Del. Ch. 1952); see also Rohe v. Reliance Training Network, 2000 WL 1038190, at *11 (Del. Ch. July 21, 2000) (finding that the company must hold an annual meeting for the election of directors because the stockholders’ statutory right to removal cannot be impaired by a certificate of incorporation, and a provision that purports to do so is invalid under Delaware law). According to the Delaware Court of Chancery, in evaluating a provision of the certificate of incorporation under Section 102(b)(1) of the General Corporation Law, the court must determine, based on a careful, context-specific review in keeping with Sterling, whether a particular certificate provision contravenes Delaware public policy, i.e., our law, whether it be in the form of statutory or common law.

Jones Apparel, 883 A.2d at 848. Given the fundamental nature of a Delaware corporation’s ability to amend its certificate of incorporation as established by Section 242 of the General Corporation Law, as well as Delaware’s “policy against disenfranchisement,” a certificate of incorporation provision completely eliminating the corporation’s right to amend its certificate of incorporation appears invalid. Accordingly, the proviso in Article SIXTH of the Certificate of Incorporation purporting to require “the affirmative vote of 95% of the IPO Shares (as defined below) during the Target Acquisition Period” for amendments to paragraphs A through G of Article SIXTH is invalid.

An “invalid” provision is “[n]ot legally binding.” Black’s Law Dictionary 829 (7th ed. 1999). Where a charter provision is declared “invalid” or “void” by a court, the court refuses to give it legal effect. Marmon v. Arbinet-Thexchange, Inc., C.A. No. 20092, 2004 WL 936512, *5 n. 12 (Del. Ch. Apr. 28, 2004) (“A charter provision that conflicts with a statute is void.”); Loew’s Theatres, Inc. v. Commercial Credit Co., 243 A.2d 78 (Del. Ch. 1968) (invalidating charter provision limiting the right to inspect books and records of corporation to those shareholders holding 25% of the corporation’s stock); State ex rel. Cochran v. Penn-Beaver Oil Co., 143 A. 257 (Del. 1926) (noting that any charter provision limiting disclosure is void to the extent that it abridges shareholder inspection rights under § 220). The invalid or void provision “constitutes no part of the certificate of incorporation, or charter, and should be rejected as surplusage.” State ex rel. Cochran, 143 A. at 259.

Section 394 of the General Corporation Law provides that “[t]his chapter and all amendments thereof shall be a part of the charter or certificate of incorporation of every corporation.” 8 Del. C. § 394. Section 394 therefore engrafts the provisions of the General Corporation Law the into every certificate of incorporation. Where a certificate of incorporation is silent as to a matter covered by the General Corporation Law, the General Corporation Law is deemed to have been incorporated into the certificate of incorporation. Jones Apparel, 883 A.2d at 842 (noting that if the certificate of incorporation at issue did not include a provision governing record dates for consent solicitations, then Section 394 would incorporate the terms of Section 213(b) of the General Corporation Law into the certificate of incorporation). Because the 95% vote requirement of Article SIXTH of the Certificate of Incorporation is “invalid” and should therefore be “rejected as surplusage,” State ex rel. Cochran, 143 A. at 259 the provisions of Section 242 of the General Corporation Law should, by operation of Section 394 thereof, be deemed to be incorporated into the Certificate of Incorporation, to require the approval and adoption of the Amendment by the board of directors and a majority of the outstanding capital stock of the Company entitled to vote thereon. See 8 Del. C. § 394, id. at § 242.

*  *  *

We consent to the filing of this opinion letter as Annex L to the preliminary and/or definitive Proxy Statement to be filed by the Company in connection with the Amendment and/or the Transaction. In giving the foregoing consent, we do not admit that we are within the category of persons whose consent is required under Section 7 of the Securities Act of 1933, as amended, the rules and regulations of the Securities and Exchange Commission promulgated thereunder or Item 509 of Regulation S-K. This opinion is rendered solely for your benefit in connection with the matters addressed herein, and, except as stated above, may not be relied upon for any other purpose or relied upon by, or furnished or quoted to, any other person or entity for any purpose without our prior written consent.

This opinion speaks only as of the date hereof and is based on the application of the General Corporation Law as the same exist as of the date hereof, and we undertake no obligation to update or supplement this opinion after the date hereof for the benefit of any person or entity with respect to any facts or circumstances that may hereafter come to our attention or any changes in facts or law that may hereafter occur or take effect.

Very Truly Yours,

/s/ GREENBERG TRAURIG, LLP

KAT

EXHIBIT A

CERTIFICATE OF AMENDMENT
OF
THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
SECURE AMERICA ACQUISITION CORPORATION

Secure America Acquisition Corporation, a corporation organized and existing under the General Corporation Law of the State of Delaware, hereby certifies as follows:

1.  The name of the corporation (hereinafter called the “Corporation”) is Secure America Acquisition Corporation.

2.  The Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on May 14, 2007 (the “Certificate”).

3.  The Certificate was amended by the filing of the Certificate of Amendment to the Certificate with the Secretary of State of the State of Delaware on August 6, 2007 to change the name of the Corporation from “Fortress America Acquisition Corporation II” to the current name of “Secure America Acquisition Corporation” (as amended, the “Amended Certificate”).

4.  The Amended Certificate was amended and restated by the filing of the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware on October 22, 2007, as corrected by the filing of the Certificate of Correction of the Amended Certificate with the Secretary of State of Delaware on October 24, 2007 (the “Restated Certificate”).

5.  The Restated Certificate is hereby amended by deleting the text of the first paragraph of Article Fourth in its entirety and substituting in lieu thereof the following:

“The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is 70,000,000, of which 50,000,000 shares shall be common stock, having a par value of $0.0001 per share (the “Common Stock”), and 20,000,00 shares shall be preferred stock, having a par value of $0.0001 per share (the “Preferred Stock”).”

6.  The Restated Certificate is hereby further amended by deleting the second paragraph of Article Sixth in its entirety and substituting in lieu thereof the following:

“A “Business Combination” shall mean the acquisition, or acquisition of control, by the Corporation, through a merger, capital stock exchange, asset acquisition, stock purchase or other similar business combination, of one or more operating businesses (the “Target Business”) having, individually or collectively, a Fair Market Value (as defined below) equal to at least 80% of the Corporation’s net assets (excluding deferred underwriting discounts and commissions held in the Trust Account (as defined below)) on the date of such initial Business Combination; provided, however, that any Business Combination with more than one Target Business shall occur contemporaneously with one another.”

7.  The Restated Certificate is hereby further amended by deleting the first sentence of Paragraph C of Article Sixth in its entirety and substituting in lieu thereof the following:

“In the event that the Corporation’s initial Business Combination is approved in accordance with the above paragraph (A) and is consummated by the Corporation, any stockholder of the Corporation holding IPO Shares who voted those IPO Shares with respect to the initial Business Combination may, contemporaneously with such vote, demand that the Corporation convert his, her or its IPO Shares into cash.”

8.  The amendment of the Restated Certificate herein certified has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of the Amended and Restated Certificate of Incorporation to be executed and acknowledged by the undersigned on this ___ day of _______, 2009.

SECURE AMERICA ACQUISITION CORPORATION

By:	Name: Title:

SPECIAL MEETING OF STOCKHOLDERS AND
SPECIAL MEETING OF WARRANTHOLDERS

OF

SECURE AMERICA ACQUISITION CORPORATION

October 28, 2009

PROXY VOTING INSTRUCTIONS

INTERNET — Access http://www.continentalstock.com and follow the on-screen instructions. Have your proxy card available when you access the web page, and use the Company Number and Account Number shown on your proxy card.

TELEPHONE — Call toll-free (866) 894-0537 in the United States or Canada any time on a touch tone telephone and follow the instructions. Have your proxy card available when you call and use the Company Number and Account Number shown on your proxy card.

Proxies submitted by Internet or telephone must be received the day before the special meeting, October 27, 2009.

MAIL — Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON — You may vote your shares in person by attending the Special Meeting of Stockholders and Special Meeting of Warrantholders, as applicable.

COMPANY NUMBER [•  ]

ACCOUNT NUMBER [•  ]

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of meeting, proxy statement and proxy card are available at http://www.secureamericacorp.net.

Please detach along perforated line and mail in the envelope provided
IF you are not voting via telephone or the Internet.

SECURE AMERICA ACQUISITION CORPORATION

SPECIAL MEETING OF STOCKHOLDERS

OCTOBER 28, 2009

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SECURE AMERICA ACQUISITION CORPORATION. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL PROPOSALS. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK.

1. To approve an amendment to the amended and restated certificate of incorporation of Secure America Acquisition Corporation (“SAAC”) to modify the definition of “Business Combination” to include target businesses outside of the homeland security industry.	FOR	AGAINST	ABSTAIN
	☐	☐	☐
2. To approve an amendment to paragraph C of Article Sixth of SAAC’s amended and restated certificate of incorporation to provide conversion rights to holders of shares issued SAAC’s initial public offering (“Public Shares”), regardless of whether such holder votes for or against the business combination. If you vote “FOR” this proposal, you will be voting to provide all holders of Public Shares who vote either for or against the Acquisition the right to convert those shares into cash, if the Acquisition is approved, rather than limiting conversions only to those holders of Public Shares voting against the Acquisition.	FOR	AGAINST	ABSTAIN
	☐	☐	☐
3. To approve an amendment to SAAC’s amended and restated certificate of incorporation to increase the number of authorized shares of SAAC’s preferred stock from 1,000,000 to 20,000,000 shares.	FOR	AGAINST	ABSTAIN
	☐	☐	☐
4. To approve a business combination (the “Acquisition”), pursuant to which, among other things, (i) SAAC will contribute a minimum of $20 million to Ultimate Escapes Holdings, LLC, a Delaware limited liability company (“Ultimate Escapes”), in exchange for membership units of Ultimate Escapes; and (ii) the owners of Ultimate Escapes immediately prior to the Acquisition (the “UE Owners”) will be able to exchange their membership units of Ultimate Escapes for shares of common stock of SAAC, pursuant to the Contribution Agreement, dated as of September 2, 2009 (the “Contribution Agreement”), by and among SAAC, Ultimate Resort Holdings, LLC, a Delaware limited liability company, Ultimate Escapes and the member representative of Ultimate Escapes, and the Amended and Restated Operating Agreement of Ultimate Escapes to be entered into upon the consummation of the transactions contemplated by the Contribution Agreement (collectively, the “Acquisition Proposal”).	FOR	AGAINST	ABSTAIN
	☐	☐	☐

If you voted “FOR” or “AGAINST” the Acquisition Proposal and you hold shares of SAAC common stock issued in the SAAC initial public offering, you may exercise your conversion rights and demand that SAAC convert your shares of common stock into a pro rata portion of the trust account by marking the “I Hereby Exercise My Conversion Rights” box below. If you exercise your conversion rights, then you will be exchanging your shares of SAAC common stock for cash and will no longer own these shares. You will only be entitled to receive cash for these shares if the acquisition is completed and you affirmatively vote for or against the Acquisition Proposal, continue to hold these shares through the effective time of the acquisition and deliver your stock certificate to SAAC’s transfer agent. Failure to (a) vote for or against the approval of the Acquisition Proposal, (b) check the “I Hereby Exercise My Conversion Rights” box below, (c) deliver your shares to SAAC’s transfer agent by 5:00 pm Eastern Time the day before the Special Meeting, or any adjournment or postponement of the Special Meeting, by following the procedures set forth on pages 63 through 66 of SAAC’s proxy statement under “ Special Meeting of SAAC Warrantholders and Special Meeting of SAAC Stockholders — Conversion Rights,” or (d) submit this proxy in a timely manner, will result in the loss of your conversion rights.

I HEREBY EXERCISE MY CONVERSION RIGHTS	☐
5. To approve an amendment to SAAC’s amended and restated certificate of incorporation to delete the defined term “Termination Date” so as to change SAAC’s limited corporate existence to perpetual.	FOR	AGAINST	ABSTAIN
	☐	☐	☐
6. To approve an amendment to SAAC’s amended and restated certificate of incorporation to increase the number of authorized shares of SAAC’s common stock from 50,000,000 shares to 300,000,000 shares.	FOR	AGAINST	ABSTAIN
	☐	☐	☐
7. To approve an amendment to SAAC’s amended and restated certificate of incorporation to (i) change the name of SAAC from “Secure America Acquisition Corporation” to “Ultimate Escapes, Inc.”; (ii) remove provisions applicable to blank check companies that will no longer be applicable to SAAC after the Acquisition; and (iii) make certain other changes that SAAC’s board of directors believes are immaterial.	FOR	AGAINST	ABSTAIN
	☐	☐	☐
8. To elect five persons to SAAC’s board of directors, one of whom will serve until the annual meeting to be held in 2010, two will serve until the annual meeting to be held in 2011 and two will serve until the annual meeting to be held in 2012, in each case, until their successors are duly elected and qualified.	FOR	AGAINST	ABSTAIN
	☐	☐	☐
9. To approve the 2009 Stock Incentive Plan in connection with the Acquisition.	FOR	AGAINST	ABSTAIN
	☐	☐	☐
10. To approve a proposal to adjourn the Special Meeting of Stockholders to a later date or dates, if necessary, to permit further solicitation and voting of proxies.	FOR	AGAINST	ABSTAIN
	☐	☐	☐

To change the address on your account, please check the box at right and indicate your new address in the address space to the right. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐

Signature of Stockholder   Date:

Signature of Stockholder   Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

SECURE AMERICA ACQUISITION CORPORATION

SPECIAL MEETING OF WARRANTHOLDERS

OCTOBER 28, 2009

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SECURE AMERICA ACQUISITION CORPORATION. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL PROPOSALS. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK.

1. To amend certain terms of the warrant agreement governing the warrants of Secure America Acquisition Corporation (“SAAC”) in connection with the consummation of the Acquisition, including: (i) increasing the exercise price of the SAAC warrants from $5.25 to $8.80 per share; (ii) increasing the reported last sale price at which SAAC may require redemption of its warrants from $11.50 to $15.05 per share; and (iii) extending the expiration date of the SAAC warrants from October 23, 2011 to the date that is four years from the closing date of the Acquisition.	FOR	AGAINST	ABSTAIN
	☐	☐	☐
2. To approve a proposal to adjourn the Special Meeting of Warrantholders to a later date or dates, if necessary, to permit further solicitation and voting of proxies.	FOR	AGAINST	ABSTAIN
	☐	☐	☐

To change the address on your account, please check the box at right and indicate your new address in the address space to the right. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐

Signature of Warrantholder   Date:

Signature of Warrantholder   Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.